UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio – Administrative Class

•	PIMCO All Asset Portfolio – Institutional Class

•	PIMCO All Asset Portfolio – Advisor Class

•	PIMCO All Asset Portfolio – Class M

•	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

•	PIMCO Emerging Markets Bond Portfolio – Administrative Class

•	PIMCO Emerging Markets Bond Portfolio – Advisor Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class

•	PIMCO Global Advantage Strategy Bond Portfolio – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Global Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Multi-Asset Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Portfolio – Advisor Class

•	PIMCO High Yield Portfolio – Administrative Class

•	PIMCO High Yield Portfolio – Institutional Class

•	PIMCO High Yield Portfolio – Advisor Class

•	PIMCO Long-Term U.S. Government Portfolio – Administrative Class

•	PIMCO Long-Term U.S. Government Portfolio – Institutional Class

•	PIMCO Long-Term U.S. Government Portfolio – Advisor Class

•	PIMCO Low Duration Portfolio – Administrative Class

•	PIMCO Low Duration Portfolio – Institutional Class

•	PIMCO Low Duration Portfolio – Advisor Class

•	PIMCO Money Market Portfolio – Administrative Class

•	PIMCO Money Market Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Administrative Class

•	PIMCO Real Return Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Advisor Class

•	PIMCO Short-Term Portfolio – Administrative Class

•	PIMCO Short-Term Portfolio – Institutional Class

•	PIMCO Short-Term Portfolio – Advisor Class

•	PIMCO Total Return Portfolio – Administrative Class

•	PIMCO Total Return Portfolio – Institutional Class

•	PIMCO Total Return Portfolio – Advisor Class

•	PIMCO Unconstrained Bond Portfolio – Administrative Class

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO All Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.2%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8.1%
PIMCO Emerging Markets Currency Fund	7.2%
PIMCO Floating Income Fund	7.0%
PIMCO High Yield Fund	6.5%
PIMCO Real Return Asset Fund	5.6%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	45.9%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (04/30/2003)
PIMCO All Asset Portfolio Administrative Class	1.95%	5.03%	6.70%
Barclays Capital U.S. TIPS: 1-10 Year Index±	8.93%	6.90%	5.63%
Consumer Price Index + 500 Basis Points±±	8.22%	7.48%	7.62%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.235% for Administrative Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$973.90	$1,022.61
Expenses Paid During Period*	$2.56	$2.63
Net Annualized Expense Ratio**	0.515%	0.515%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

A continued, albeit reduced, allocation to long maturity U.S. Treasury Inflation-Protected Securities (TIPS), primarily through the PIMCO Real Return Asset Fund, benefited performance as this Underlying PIMCO Fund posted strong positive returns amid a rally in real yields.

»

Exposure to U.S. long duration strategies, primarily through the PIMCO Long-Term Credit Fund, contributed to performance as this Underlying PIMCO Fund posted positive returns amid a strong rally in U.S. yields.

»	Increased allocation to high yield strategies, primarily through the PIMCO High Yield Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Modest exposure to real estate strategies, primarily though the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund gained during the reporting period.

»

Exposure to emerging market equity, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	A sizeable allocation to PIMCO Floating Income Fund detracted from performance as this Underlying PIMCO Fund posted negative returns amid declining yields.

»

Increasing allocations to emerging market (EM) locally denominated debt and currencies, primarily through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns as a result of depreciating EM currencies.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$10.98	$10.45	$9.20	$11.72	$11.67
Net investment income (a)	0.73	0.96	0.86	0.54	0.86
Net realized/unrealized gain (loss)	(0.51)	0.37	1.10	(2.36)	0.09
Total income (loss) from investment operations	0.22	1.33	1.96	(1.82)	0.95
Dividends from net investment income	(0.77)	(0.80)	(0.71)	(0.60)	(0.90)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.07)	0.00
Total distributions	(0.77)	(0.80)	(0.71)	(0.70)	(0.90)
Net asset value end of year	$10.43	$10.98	$10.45	$9.20	$11.72
Total return	1.95%	13.09%	21.57%	(15.84)%	8.33%
Net assets end of year (000s)	$525,561	$409,616	$246,585	$168,540	$255,691
Ratio of expenses to average net assets	0.505%	0.545%	0.585%	0.555%	0.555%
Ratio of expenses to average net assets excluding waivers	0.575%	0.575%	0.585%	0.575%	0.575%
Ratio of expenses to average net assets excluding interest expense	0.505%	0.545%	0.585%	0.555%	0.555%
Ratio of expenses to average net assets excluding interest expense and waivers	0.505%	0.575%	0.585%	0.575%	0.575%
Ratio of net investment income to average net assets	6.62%	8.79%	8.63%	4.92%	7.06%
Portfolio turnover rate	55%*	99%*	126%	91%	101%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments in Affiliates, at value	$955,915
Repurchase agreements, at value	500
Receivable for investments in Affiliates sold	735
Receivable for Portfolio shares sold	1,378
Dividends receivable from Affiliates	2,326
Reimbursement receivable from PIMCO	52
960,906

Liabilities:
Payable for investments in Affiliates purchased	$4,065
Payable for Portfolio shares redeemed	120
Accrued investment advisory fees	149
Accrued supervisory and administrative fees	213
Accrued distribution fees	113
Accrued servicing fees	63
4,723

Net Assets	$956,183

Net Assets Consist of:
Paid in capital	$1,127,275
Undistributed net investment income	9,727
Accumulated undistributed net realized (loss)	(181,450)
Net unrealized appreciation	631
$956,183

Net Assets:
Institutional Class	$5,432
Administrative Class	525,561
Advisor Class	347,082
Class M	78,108

Shares Issued and Outstanding:
Institutional Class	516
Administrative Class	50,373
Advisor Class	33,101
Class M	7,423

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.52
Administrative Class	10.43
Advisor Class	10.49
Class M	10.52

Cost of Investments in Affiliates	$955,284
Cost of Repurchase Agreements	$500

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Dividends from Affiliate investments	$63,646
Total Income	63,646

Expenses:
Investment advisory fees	1,585
Supervisory and administrative fees	2,264
Servicing fees – Administrative Class	724
Distribution and/or servicing fees – Advisor Class	852
Distribution and/or servicing fees – Class M	351
Interest expense	1
Total Expenses	5,777
Waiver and/or Reimbursement by PIMCO	(617)
Net Expenses	5,160

Net Investment Income	58,486

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	6,973
Net capital gain distributions received from Underlying Funds	4,298
Net change in unrealized (depreciation) on Affiliate investments	(55,294)
Net (Loss)	(44,023)

Net Increase in Net Assets Resulting from Operations	$14,463

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,486	$72,645
Net realized gain on Affiliate investments	6,973	92,000
Net capital gain distributions received from Underlying Funds	4,298	3,633
Net change in unrealized (depreciation) on Affiliate investments	(55,294)	(32,741)
Net increase resulting from operations	14,463	135,537

Distributions to Shareholders:
From net investment income
Institutional Class	(332)	(218)
Administrative Class	(35,353)	(24,792)
Advisor Class	(25,910)	(40,523)
Class M	(5,147)	(4,468)

Total Distributions	(66,742)	(70,001)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	192,162	(1,095,321)

Total Increase (Decrease) in Net Assets	139,883	(1,029,785)

Net Assets:
Beginning of year	816,300	1,846,085
End of year*	$956,183	$816,300

*Including undistributed net investment income of:	$9,727	$17,983

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.8%
PIMCO CommoditiesPLUSTM Strategy Fund	4,047,462	$42,336
PIMCO CommodityRealReturn Strategy Fund®	6,544,277	42,800
PIMCO Convertible Fund	2,479,922	32,140
PIMCO Credit Absolute Return Fund	604,660	6,028
PIMCO Diversified Income Fund	3,777,951	42,577
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8,826,867	76,970
PIMCO Emerging Local Bond Fund	5,258,708	52,850
PIMCO Emerging Markets Bond Fund	1,503,666	16,916
PIMCO Emerging Markets Currency Fund	6,985,236	69,224
PIMCO EqS Dividend Fund	249,567	2,541
PIMCO EqS Pathfinder FundTM	2,346,124	22,781
PIMCO Floating Income Fund	8,054,375	66,771
PIMCO Foreign Bond Fund (Unhedged)	1,297,451	14,129
PIMCO Fundamental Advantage Total Return Strategy Fund	6,535,922	26,013
PIMCO Fundamental IndexPLUS® TR Fund	885,410	4,728
PIMCO Global Advantage Strategy Bond Fund	2,335,173	26,154
PIMCO High Yield Fund	6,867,231	61,668
PIMCO High Yield Spectrum Fund	4,428,785	43,624
PIMCO Income Fund	8,102,660	87,914
PIMCO International Fundamental IndexPLUSTM TR Strategy Fund	585,442	6,130
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	725,291	4,446
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	210,214	1,148
PIMCO Investment Grade Corporate Bond Fund	4,634,343	47,965
PIMCO Long Duration Total Return Fund	6,476	76
PIMCO Long-Term Credit Fund	2,607,474	31,524
PIMCO Long-Term U.S. Government Fund	27,094	313
PIMCO Low Duration Fund	1,334	14
PIMCO Real Return Asset Fund	4,725,129	53,914
PIMCO Real Return Fund	65,680	774
PIMCO RealEstateRealReturn Strategy Fund	6,082,372	29,013
PIMCO Senior Floating Rate Fund	1,018,126	10,059
PIMCO Small Cap StocksPLUS® TR Fund	107,886	731
PIMCO Small Company Fundamental IndexPLUSTM TR Strategy Fund	609,652	6,792
PIMCO StocksPLUS® Total Return Fund	349,804	2,686
PIMCO Total Return Fund	36,009	391
PIMCO Unconstrained Bond Fund	1,953,225	21,271

Total Mutual Funds (Cost $954,780)		955,411

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$500	500

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $510. Repurchase proceeds are $500.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.1%
	50,329	504

Total Short-Term Instruments (Cost $1,004)		1,004

Total Investments 100.0% (Cost $955,784)		$956,415

Other Assets and Liabilities (Net) 0.0%		(232)

Net Assets 100.0%		$956,183

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2011

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Portfolio.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Mutual Funds	$955,411	$0	$0	$955,411
Short-Term Instruments
Repurchase Agreements	0	500	0	500
PIMCO Short-Term Floating NAV Portfolio	504	0	0	504

	$955,915	$500	$0	$956,415

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS®, PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b)  Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c)  Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d)  Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e)  New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a)  Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5.  PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the

Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2011 was $1,179,911.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO CommoditiesPLUS™ Strategy Fund	$27,967	$43,930	$(24,542)	$2,132	$(7,151)	$42,336	$5,352
PIMCO CommodityRealReturn Strategy Fund®	33,330	54,552	(36,636)	4,655	(13,101)	42,800	8,293
PIMCO Convertible Fund	32,657	12,763	(11,231)	(44)	(2,005)	32,140	1,065
PIMCO Credit Absolute Return Fund	0	6,047	0	0	(19)	6,028	46
PIMCO Diversified Income Fund	27,701	15,950	(450)	(3)	(621)	42,577	2,101
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	36,690	54,510	0	0	(14,230)	76,970	2,377
PIMCO Emerging Local Bond Fund	12,599	49,810	(6,102)	1,605	(5,062)	52,850	1,068
PIMCO Emerging Markets Bond Fund	4,532	16,503	(4,116)	966	(969)	16,916	299
PIMCO Emerging Markets Currency Fund	24,080	50,242	(49)	0	(5,049)	69,224	733
PIMCO EqS Dividend Fund	0	2,500	0	0	41	2,541	0
PIMCO EqS Pathfinder Fund™	21,636	2,421	(337)	(15)	(924)	22,781	160
PIMCO Floating Income Fund	50,772	22,283	(274)	(1)	(6,009)	66,771	2,601
PIMCO Foreign Bond Fund (Unhedged)	6,010	8,166	0	0	(47)	14,129	506
PIMCO Fundamental Advantage Total Return Strategy Fund	131,798	34,863	(134,320)	(9,704)	3,376	26,013	5,061

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO Fundamental IndexPLUS® Fund	$515	$86	$(546)	$22	$(77)	$0	$86
PIMCO Fundamental IndexPLUS® TR Fund	3,489	11,080	(10,159)	314	4	4,728	558
PIMCO Global Advantage Strategy Bond Fund	22,002	4,517	(415)	(27)	77	26,154	935
PIMCO High Yield Fund	31,409	35,896	(4,531)	(26)	(1,080)	61,668	3,114
PIMCO High Yield Spectrum Fund	0	46,674	0	0	(3,050)	43,624	2,673
PIMCO Income Fund	75,671	13,983	(50)	(2)	(1,688)	87,914	6,622
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	6,000	0	0	130	6,130	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,641	6,004	(5,892)	(279)	(326)	1,148	96
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,624	3,271	0	0	(449)	4,446	159
PIMCO Investment Grade Corporate Bond Fund	43,604	11,370	(6,320)	(403)	(286)	47,965	2,577
PIMCO Long Duration Total Return Fund	39	13,754	(14,559)	843	(1)	76	107
PIMCO Long-Term Credit Fund	34,949	4,731	(9,597)	566	875	31,524	2,843
PIMCO Long-Term U.S. Government Fund	463	6,161	(7,415)	1,075	29	313	112
PIMCO Low Duration Fund	5,780	7,669	(13,433)	84	(86)	14	28
PIMCO Real Return Asset Fund	62,798	21,178	(35,575)	3,983	1,530	53,914	8,108
PIMCO Real Return Fund	13,991	4,718	(18,807)	1,837	(965)	774	401
PIMCO RealEstateRealReturn Strategy Fund	13,615	17,382	(3,422)	110	1,328	29,013	3,556
PIMCO Senior Floating Rate Fund	0	10,190	0	0	(131)	10,059	190
PIMCO-Short Term Floating NAV Portfolio	11	29,541	(29,048)	0	0	504	1
PIMCO Short-Term Fund	621	0	(622)	5	(4)	0	0
PIMCO Small Cap StocksPLUS® TR Fund	747	4,400	(3,933)	(333)	(150)	731	61
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	6,303	0	0	489	6,792	303
PIMCO StocksPLUS® Fund	0	12,023	(12,168)	145	0	0	124
PIMCO StocksPLUS® Total Return Fund	86	4,868	(2,533)	73	192	2,686	61
PIMCO Total Return Fund	1,396	38,209	(39,306)	29	63	391	223
PIMCO Unconstrained Bond Fund	91,474	21,915	(91,536)	(634)	52	21,271	1,046
Totals	$815,697	$716,463	$(527,924)	$6,973	$(55,294)	$955,915	$63,646

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$686,924	$498,876

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/ 2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	389	$4,323	316	$3,487
Administrative Class	14,807	164,272	15,717	171,932
Advisor Class	5,175	56,918	12,104	131,213
Class M	2,010	22,321	2,150	23,522
Issued as reinvestment of distributions
Institutional Class	31	332	20	218
Administrative Class	3,303	35,353	2,290	24,792
Advisor Class	2,398	25,910	3,759	40,523
Class M	476	5,147	411	4,468
Cost of shares redeemed
Institutional Class	(210)	(2,320)	(230)	(2,542)
Administrative Class	(5,037)	(55,364)	(4,302)	(47,242)
Advisor Class	(4,208)	(46,398)	(132,964)	(1,431,965)
Class M	(1,655)	(18,332)	(1,260)	(13,727)
Net increase (decrease) resulting from Portfolio share transactions	17,479	$192,162	(101,989)	$(1,095,321)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund, and PIMCO CommoditiesPLUSTM Strategy Fund (collectively, the “Funds”), each Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, each of the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and each of the Funds’ investment in its respective Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of each of the Funds to operate as described in its prospectus.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral	Qualified Late-Year Loss Deferral
$9,727	$—	$ (22,174)	$—	$(158,645)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$158,645	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$978,589	$11,955	$(34,128)	$(22,173)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$66,742	$—	$—
12/31/2010	$70,001	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.68%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	23

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	27

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO All Asset Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

PIMCO Income Fund	9.2%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8.1%
PIMCO Emerging Markets Currency Fund	7.2%
PIMCO Floating Income Fund	7.0%
PIMCO High Yield Fund	6.5%
PIMCO Real Return Asset Fund	5.6%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	45.9%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO All Asset Portfolio Institutional Class	2.08%	5.18%	5.01%
Barclays Capital U.S. TIPS: 1-10 Year Index±	8.93%	6.90%	6.06%
Consumer Price Index + 500 Basis Points±±	8.22%	7.48%	7.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.085% for Institutional Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$974.40	$1,023.37
Expenses Paid During Period*	$1.82	$1.86
Net Annualized Expense Ratio**	0.365%	0.365%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

A continued, albeit reduced, allocation to long maturity U.S. Treasury Inflation-Protected Securities (TIPS), primarily through the PIMCO Real Return Asset Fund, benefited performance as this Underlying PIMCO Fund posted strong positive returns amid a rally in real yields.

»

Exposure to U.S. long duration strategies, primarily through the PIMCO Long-Term Credit Fund, contributed to performance as this Underlying PIMCO Fund posted positive returns amid a strong rally in U.S. yields.

»	Increased allocation to high yield strategies, primarily through the PIMCO High Yield Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Modest exposure to real estate strategies, primarily though the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund gained during the reporting period.

»

Exposure to emerging market equity, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	A sizeable allocation to PIMCO Floating Income Fund detracted from performance as this Underlying PIMCO Fund posted negative returns amid declining yields.

»

Increasing allocations to emerging market (EM) locally denominated debt and currencies, primarily through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns as a result of depreciating EM currencies.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$11.06	$10.50	$9.23	$11.74	$11.68
Net investment income (a)	0.79	0.97	1.15	0.76	0.98
Net realized/unrealized gain (loss)	(0.56)	0.39	0.83	(2.56)	(0.02)
Total income (loss) from investment operations	0.23	1.36	1.98	(1.80)	0.96
Dividends from net investment income	(0.77)	(0.80)	(0.71)	(0.61)	(0.90)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.07)	0.00
Total distributions	(0.77)	(0.80)	(0.71)	(0.71)	(0.90)
Net asset value end of year	$10.52	$11.06	$10.50	$9.23	$11.74
Total return	2.08%	13.31%	21.73%	(15.70)%	8.43%
Net assets end of year (000s)	$5,432	$3,390	$2,097	$653	$373
Ratio of expenses to average net assets	0.355%	0.395%	0.435%	0.405%	0.405%
Ratio of expenses to average net assets excluding waivers	0.425%	0.425%	0.435%	0.425%	0.425%
Ratio of expenses to average net assets excluding interest expense	0.355%	0.395%	0.435%	0.405%	0.405%
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%	0.425%	0.435%	0.425%	0.425%
Ratio of net investment income to average net assets	7.12%	8.83%	11.31%	7.08%	8.05%
Portfolio turnover rate	55%*	99%*	126%	91%	101%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments in Affiliates, at value	$955,915
Repurchase agreements, at value	500
Receivable for investments in Affiliates sold	735
Receivable for Portfolio shares sold	1,378
Dividends receivable from Affiliates	2,326
Reimbursement receivable from PIMCO	52
960,906

Liabilities:
Payable for investments in Affiliates purchased	$4,065
Payable for Portfolio shares redeemed	120
Accrued investment advisory fees	149
Accrued supervisory and administrative fees	213
Accrued distribution fees	113
Accrued servicing fees	63
4,723

Net Assets	$956,183

Net Assets Consist of:
Paid in capital	$1,127,275
Undistributed net investment income	9,727
Accumulated undistributed net realized (loss)	(181,450)
Net unrealized appreciation	631
$956,183

Net Assets:
Institutional Class	$5,432
Administrative Class	525,561
Advisor Class	347,082
Class M	78,108

Shares Issued and Outstanding:
Institutional Class	516
Administrative Class	50,373
Advisor Class	33,101
Class M	7,423

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.52
Administrative Class	10.43
Advisor Class	10.49
Class M	10.52

Cost of Investments in Affiliates	$955,284
Cost of Repurchase Agreements	$500

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Dividends from Affiliate investments	$63,646
Total Income	63,646

Expenses:
Investment advisory fees	1,585
Supervisory and administrative fees	2,264
Servicing fees – Administrative Class	724
Distribution and/or servicing fees – Advisor Class	852
Distribution and/or servicing fees – Class M	351
Interest expense	1
Total Expenses	5,777
Waiver and/or Reimbursement by PIMCO	(617)
Net Expenses	5,160

Net Investment Income	58,486

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	6,973
Net capital gain distributions received from Underlying Funds	4,298
Net change in unrealized (depreciation) on Affiliate investments	(55,294)
Net (Loss)	(44,023)

Net Increase in Net Assets Resulting from Operations	$14,463

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,486	$72,645
Net realized gain on Affiliate investments	6,973	92,000
Net capital gain distributions received from Underlying Funds	4,298	3,633
Net change in unrealized (depreciation) on Affiliate investments	(55,294)	(32,741)
Net increase resulting from operations	14,463	135,537

Distributions to Shareholders:
From net investment income
Institutional Class	(332)	(218)
Administrative Class	(35,353)	(24,792)
Advisor Class	(25,910)	(40,523)
Class M	(5,147)	(4,468)

Total Distributions	(66,742)	(70,001)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	192,162	(1,095,321)

Total Increase (Decrease) in Net Assets	139,883	(1,029,785)

Net Assets:
Beginning of year	816,300	1,846,085
End of year*	$956,183	$816,300

*Including undistributed net investment income of:	$9,727	$17,983

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.8%
PIMCO CommoditiesPLUSTM Strategy Fund	4,047,462	$42,336
PIMCO CommodityRealReturn Strategy Fund®	6,544,277	42,800
PIMCO Convertible Fund	2,479,922	32,140
PIMCO Credit Absolute Return Fund	604,660	6,028
PIMCO Diversified Income Fund	3,777,951	42,577
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8,826,867	76,970
PIMCO Emerging Local Bond Fund	5,258,708	52,850
PIMCO Emerging Markets Bond Fund	1,503,666	16,916
PIMCO Emerging Markets Currency Fund	6,985,236	69,224
PIMCO EqS Dividend Fund	249,567	2,541
PIMCO EqS Pathfinder FundTM	2,346,124	22,781
PIMCO Floating Income Fund	8,054,375	66,771
PIMCO Foreign Bond Fund (Unhedged)	1,297,451	14,129
PIMCO Fundamental Advantage Total Return Strategy Fund	6,535,922	26,013
PIMCO Fundamental IndexPLUS® TR Fund	885,410	4,728
PIMCO Global Advantage Strategy Bond Fund	2,335,173	26,154
PIMCO High Yield Fund	6,867,231	61,668
PIMCO High Yield Spectrum Fund	4,428,785	43,624
PIMCO Income Fund	8,102,660	87,914
PIMCO International Fundamental IndexPLUSTM TR Strategy Fund	585,442	6,130
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	725,291	4,446
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	210,214	1,148
PIMCO Investment Grade Corporate Bond Fund	4,634,343	47,965
PIMCO Long Duration Total Return Fund	6,476	76
PIMCO Long-Term Credit Fund	2,607,474	31,524
PIMCO Long-Term U.S. Government Fund	27,094	313
PIMCO Low Duration Fund	1,334	14
PIMCO Real Return Asset Fund	4,725,129	53,914
PIMCO Real Return Fund	65,680	774
PIMCO RealEstateRealReturn Strategy Fund	6,082,372	29,013
PIMCO Senior Floating Rate Fund	1,018,126	10,059
PIMCO Small Cap StocksPLUS® TR Fund	107,886	731
PIMCO Small Company Fundamental IndexPLUSTM TR Strategy Fund	609,652	6,792
PIMCO StocksPLUS® Total Return Fund	349,804	2,686
PIMCO Total Return Fund	36,009	391
PIMCO Unconstrained Bond Fund	1,953,225	21,271

Total Mutual Funds (Cost $954,780)		955,411

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$500	500

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $510. Repurchase proceeds are $500.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.1%
	50,329	504

Total Short-Term Instruments (Cost $1,004)		1,004

Total Investments 100.0% (Cost $955,784)		$956,415

Other Assets and Liabilities (Net) 0.0%		(232)

Net Assets 100.0%		$956,183

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2011

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Portfolio.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Mutual Funds	$955,411	$0	$0	$955,411
Short-Term Instruments
Repurchase Agreements	0	500	0	500
PIMCO Short-Term Floating NAV Portfolio	504	0	0	504

	$955,915	$500	$0	$956,415

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS®, PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b)  Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c)  Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d)  Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e)  New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a)  Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5.  PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the

Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2011 was $1,179,911.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO CommoditiesPLUS™ Strategy Fund	$27,967	$43,930	$(24,542)	$2,132	$(7,151)	$42,336	$5,352
PIMCO CommodityRealReturn Strategy Fund®	33,330	54,552	(36,636)	4,655	(13,101)	42,800	8,293
PIMCO Convertible Fund	32,657	12,763	(11,231)	(44)	(2,005)	32,140	1,065
PIMCO Credit Absolute Return Fund	0	6,047	0	0	(19)	6,028	46
PIMCO Diversified Income Fund	27,701	15,950	(450)	(3)	(621)	42,577	2,101
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	36,690	54,510	0	0	(14,230)	76,970	2,377
PIMCO Emerging Local Bond Fund	12,599	49,810	(6,102)	1,605	(5,062)	52,850	1,068
PIMCO Emerging Markets Bond Fund	4,532	16,503	(4,116)	966	(969)	16,916	299
PIMCO Emerging Markets Currency Fund	24,080	50,242	(49)	0	(5,049)	69,224	733
PIMCO EqS Dividend Fund	0	2,500	0	0	41	2,541	0
PIMCO EqS Pathfinder Fund™	21,636	2,421	(337)	(15)	(924)	22,781	160
PIMCO Floating Income Fund	50,772	22,283	(274)	(1)	(6,009)	66,771	2,601
PIMCO Foreign Bond Fund (Unhedged)	6,010	8,166	0	0	(47)	14,129	506
PIMCO Fundamental Advantage Total Return Strategy Fund	131,798	34,863	(134,320)	(9,704)	3,376	26,013	5,061

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO Fundamental IndexPLUS® Fund	$515	$86	$(546)	$22	$(77)	$0	$86
PIMCO Fundamental IndexPLUS® TR Fund	3,489	11,080	(10,159)	314	4	4,728	558
PIMCO Global Advantage Strategy Bond Fund	22,002	4,517	(415)	(27)	77	26,154	935
PIMCO High Yield Fund	31,409	35,896	(4,531)	(26)	(1,080)	61,668	3,114
PIMCO High Yield Spectrum Fund	0	46,674	0	0	(3,050)	43,624	2,673
PIMCO Income Fund	75,671	13,983	(50)	(2)	(1,688)	87,914	6,622
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	6,000	0	0	130	6,130	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,641	6,004	(5,892)	(279)	(326)	1,148	96
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,624	3,271	0	0	(449)	4,446	159
PIMCO Investment Grade Corporate Bond Fund	43,604	11,370	(6,320)	(403)	(286)	47,965	2,577
PIMCO Long Duration Total Return Fund	39	13,754	(14,559)	843	(1)	76	107
PIMCO Long-Term Credit Fund	34,949	4,731	(9,597)	566	875	31,524	2,843
PIMCO Long-Term U.S. Government Fund	463	6,161	(7,415)	1,075	29	313	112
PIMCO Low Duration Fund	5,780	7,669	(13,433)	84	(86)	14	28
PIMCO Real Return Asset Fund	62,798	21,178	(35,575)	3,983	1,530	53,914	8,108
PIMCO Real Return Fund	13,991	4,718	(18,807)	1,837	(965)	774	401
PIMCO RealEstateRealReturn Strategy Fund	13,615	17,382	(3,422)	110	1,328	29,013	3,556
PIMCO Senior Floating Rate Fund	0	10,190	0	0	(131)	10,059	190
PIMCO-Short Term Floating NAV Portfolio	11	29,541	(29,048)	0	0	504	1
PIMCO Short-Term Fund	621	0	(622)	5	(4)	0	0
PIMCO Small Cap StocksPLUS® TR Fund	747	4,400	(3,933)	(333)	(150)	731	61
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	6,303	0	0	489	6,792	303
PIMCO StocksPLUS® Fund	0	12,023	(12,168)	145	0	0	124
PIMCO StocksPLUS® Total Return Fund	86	4,868	(2,533)	73	192	2,686	61
PIMCO Total Return Fund	1,396	38,209	(39,306)	29	63	391	223
PIMCO Unconstrained Bond Fund	91,474	21,915	(91,536)	(634)	52	21,271	1,046
Totals	$815,697	$716,463	$(527,924)	$6,973	$(55,294)	$955,915	$63,646

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$686,924	$498,876

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/ 2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	389	$4,323	316	$3,487
Administrative Class	14,807	164,272	15,717	171,932
Advisor Class	5,175	56,918	12,104	131,213
Class M	2,010	22,321	2,150	23,522
Issued as reinvestment of distributions
Institutional Class	31	332	20	218
Administrative Class	3,303	35,353	2,290	24,792
Advisor Class	2,398	25,910	3,759	40,523
Class M	476	5,147	411	4,468
Cost of shares redeemed
Institutional Class	(210)	(2,320)	(230)	(2,542)
Administrative Class	(5,037)	(55,364)	(4,302)	(47,242)
Advisor Class	(4,208)	(46,398)	(132,964)	(1,431,965)
Class M	(1,655)	(18,332)	(1,260)	(13,727)
Net increase (decrease) resulting from Portfolio share transactions	17,479	$192,162	(101,989)	$(1,095,321)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund, and PIMCO CommoditiesPLUSTM Strategy Fund (collectively, the “Funds”), each Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, each of the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and each of the Funds’ investment in its respective Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of each of the Funds to operate as described in its prospectus.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral	Qualified Late-Year Loss Deferral
$9,727	$—	$ (22,174)	$—	$(158,645)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$158,645	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$978,589	$11,955	$(34,128)	$(22,173)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$66,742	$—	$—
12/31/2010	$70,001	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.68%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	23

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	27

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO All Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

PIMCO Funds Allocation‡

PIMCO Income Fund	9.2%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8.1%
PIMCO Emerging Markets Currency Fund	7.2%
PIMCO Floating Income Fund	7.0%
PIMCO High Yield Fund	6.5%
PIMCO Real Return Asset Fund	5.6%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	45.9%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Advisor Class	1.92%	4.94%	6.29%
Barclays Capital U.S. TIPS: 1-10 Year Index±	8.93%	6.90%	5.73%
Consumer Price Index + 500 Basis Points±±	8.22%	7.48%	7.63%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.335% for Advisor Class shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$974.50	$1,022.11
Expenses Paid During Period*	$3.06	$3.13
Net Annualized Expense Ratio**	0.615%	0.615%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

A continued, albeit reduced, allocation to long maturity U.S. Treasury Inflation-Protected Securities (TIPS), primarily through the PIMCO Real Return Asset Fund, benefited performance as this Underlying PIMCO Fund posted strong positive returns amid a rally in real yields.

»

Exposure to U.S. long duration strategies, primarily through the PIMCO Long-Term Credit Fund, contributed to performance as this Underlying PIMCO Fund posted positive returns amid a strong rally in U.S. yields.

»	Increased allocation to high yield strategies, primarily through the PIMCO High Yield Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Modest exposure to real estate strategies, primarily though the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund gained during the reporting period.

»

Exposure to emerging market equity, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	A sizeable allocation to PIMCO Floating Income Fund detracted from performance as this Underlying PIMCO Fund posted negative returns amid declining yields.

»

Increasing allocations to emerging market (EM) locally denominated debt and currencies, primarily through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns as a result of depreciating EM currencies.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$11.11	$10.50	$9.23	$11.74	$11.68
Net investment income (a)	0.70	0.52	0.77	0.64	0.96
Net realized/unrealized gain (loss)	(0.48)	0.81	1.18	(2.47)	(0.02)
Total income (loss) from investment operations	0.22	1.33	1.95	(1.83)	0.94
Dividends from net investment income	(0.84)	(0.72)	(0.68)	(0.58)	(0.88)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.07)	0.00
Total distributions	(0.84)	(0.72)	(0.68)	(0.68)	(0.88)
Net asset value end of year	$10.49	$11.11	$10.50	$9.23	$11.74
Total return	1.92%	13.00%	21.43%	(15.91)%	8.19%
Net assets end of year (000s)	$347,082	$330,377	$1,541,808	$1,361,792	$1,124,287
Ratio of expenses to average net assets	0.605%	0.645%	0.685%	0.655%	0.655%
Ratio of expenses to average net assets excluding waivers	0.675%	0.675%	0.685%	0.675%	0.675%
Ratio of expenses to average net assets excluding interest expense	0.605%	0.645%	0.685%	0.655%	0.655%
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%	0.675%	0.685%	0.675%	0.675%
Ratio of net investment income to average net assets	6.30%	4.82%	7.83%	5.87%	7.90%
Portfolio turnover rate	55%*	99%*	126%	91%	101%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments in Affiliates, at value	$955,915
Repurchase agreements, at value	500
Receivable for investments in Affiliates sold	735
Receivable for Portfolio shares sold	1,378
Dividends receivable from Affiliates	2,326
Reimbursement receivable from PIMCO	52
960,906

Liabilities:
Payable for investments in Affiliates purchased	$4,065
Payable for Portfolio shares redeemed	120
Accrued investment advisory fees	149
Accrued supervisory and administrative fees	213
Accrued distribution fees	113
Accrued servicing fees	63
4,723

Net Assets	$956,183

Net Assets Consist of:
Paid in capital	$1,127,275
Undistributed net investment income	9,727
Accumulated undistributed net realized (loss)	(181,450)
Net unrealized appreciation	631
$956,183

Net Assets:
Institutional Class	$5,432
Administrative Class	525,561
Advisor Class	347,082
Class M	78,108

Shares Issued and Outstanding:
Institutional Class	516
Administrative Class	50,373
Advisor Class	33,101
Class M	7,423

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.52
Administrative Class	10.43
Advisor Class	10.49
Class M	10.52

Cost of Investments in Affiliates	$955,284
Cost of Repurchase Agreements	$500

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Dividends from Affiliate investments	$63,646
Total Income	63,646

Expenses:
Investment advisory fees	1,585
Supervisory and administrative fees	2,264
Servicing fees – Administrative Class	724
Distribution and/or servicing fees – Advisor Class	852
Distribution and/or servicing fees – Class M	351
Interest expense	1
Total Expenses	5,777
Waiver and/or Reimbursement by PIMCO	(617)
Net Expenses	5,160

Net Investment Income	58,486

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	6,973
Net capital gain distributions received from Underlying Funds	4,298
Net change in unrealized (depreciation) on Affiliate investments	(55,294)
Net (Loss)	(44,023)

Net Increase in Net Assets Resulting from Operations	$14,463

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,486	$72,645
Net realized gain on Affiliate investments	6,973	92,000
Net capital gain distributions received from Underlying Funds	4,298	3,633
Net change in unrealized (depreciation) on Affiliate investments	(55,294)	(32,741)
Net increase resulting from operations	14,463	135,537

Distributions to Shareholders:
From net investment income
Institutional Class	(332)	(218)
Administrative Class	(35,353)	(24,792)
Advisor Class	(25,910)	(40,523)
Class M	(5,147)	(4,468)

Total Distributions	(66,742)	(70,001)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	192,162	(1,095,321)

Total Increase (Decrease) in Net Assets	139,883	(1,029,785)

Net Assets:
Beginning of year	816,300	1,846,085
End of year*	$956,183	$816,300

*Including undistributed net investment income of:	$9,727	$17,983

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.8%
PIMCO CommoditiesPLUS™ Strategy Fund	4,047,462	$42,336
PIMCO CommodityRealReturn Strategy Fund®	6,544,277	42,800
PIMCO Convertible Fund	2,479,922	32,140
PIMCO Credit Absolute Return Fund	604,660	6,028
PIMCO Diversified Income Fund	3,777,951	42,577
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8,826,867	76,970
PIMCO Emerging Local Bond Fund	5,258,708	52,850
PIMCO Emerging Markets Bond Fund	1,503,666	16,916
PIMCO Emerging Markets Currency Fund	6,985,236	69,224
PIMCO EqS Dividend Fund	249,567	2,541
PIMCO EqS Pathfinder FundTM	2,346,124	22,781
PIMCO Floating Income Fund	8,054,375	66,771
PIMCO Foreign Bond Fund (Unhedged)	1,297,451	14,129
PIMCO Fundamental Advantage Total Return Strategy Fund	6,535,922	26,013
PIMCO Fundamental IndexPLUS® TR Fund	885,410	4,728
PIMCO Global Advantage Strategy Bond Fund	2,335,173	26,154
PIMCO High Yield Fund	6,867,231	61,668
PIMCO High Yield Spectrum Fund	4,428,785	43,624
PIMCO Income Fund	8,102,660	87,914
PIMCO International Fundamental IndexPLUSTM TR Strategy Fund	585,442	6,130
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	725,291	4,446
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	210,214	1,148
PIMCO Investment Grade Corporate Bond Fund	4,634,343	47,965
PIMCO Long Duration Total Return Fund	6,476	76
PIMCO Long-Term Credit Fund	2,607,474	31,524
PIMCO Long-Term U.S. Government Fund	27,094	313
PIMCO Low Duration Fund	1,334	14
PIMCO Real Return Asset Fund	4,725,129	53,914
PIMCO Real Return Fund	65,680	774
PIMCO RealEstateRealReturn Strategy Fund	6,082,372	29,013
PIMCO Senior Floating Rate Fund	1,018,126	10,059
PIMCO Small Cap StocksPLUS® TR Fund	107,886	731
PIMCO Small Company Fundamental IndexPLUSTM TR Strategy Fund	609,652	6,792
PIMCO StocksPLUS® Total Return Fund	349,804	2,686
PIMCO Total Return Fund	36,009	391
PIMCO Unconstrained Bond Fund	1,953,225	21,271

Total Mutual Funds (Cost $954,780)		955,411

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$500	500

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $510. Repurchase proceeds are $500.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.1%
	50,329	504

Total Short-Term Instruments (Cost $1,004)		1,004

Total Investments 100.0% (Cost $955,784)		$956,415

Other Assets and Liabilities (Net) 0.0%		(232)

Net Assets 100.0%		$956,183

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2011

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Portfolio.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Mutual Funds	$955,411	$0	$0	$955,411
Short-Term Instruments
Repurchase Agreements	0	500	0	500
PIMCO Short-Term Floating NAV Portfolio	504	0	0	504

	$955,915	$500	$0	$956,415

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS®, PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b)  Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c)  Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d)  Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e)  New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a)  Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5.  PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the

Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2011 was $1,179,911.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO CommoditiesPLUS™ Strategy Fund	$27,967	$43,930	$(24,542)	$2,132	$(7,151)	$42,336	$5,352
PIMCO CommodityRealReturn Strategy Fund®	33,330	54,552	(36,636)	4,655	(13,101)	42,800	8,293
PIMCO Convertible Fund	32,657	12,763	(11,231)	(44)	(2,005)	32,140	1,065
PIMCO Credit Absolute Return Fund	0	6,047	0	0	(19)	6,028	46
PIMCO Diversified Income Fund	27,701	15,950	(450)	(3)	(621)	42,577	2,101
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	36,690	54,510	0	0	(14,230)	76,970	2,377
PIMCO Emerging Local Bond Fund	12,599	49,810	(6,102)	1,605	(5,062)	52,850	1,068
PIMCO Emerging Markets Bond Fund	4,532	16,503	(4,116)	966	(969)	16,916	299
PIMCO Emerging Markets Currency Fund	24,080	50,242	(49)	0	(5,049)	69,224	733
PIMCO EqS Dividend Fund	0	2,500	0	0	41	2,541	0
PIMCO EqS Pathfinder Fund™	21,636	2,421	(337)	(15)	(924)	22,781	160
PIMCO Floating Income Fund	50,772	22,283	(274)	(1)	(6,009)	66,771	2,601
PIMCO Foreign Bond Fund (Unhedged)	6,010	8,166	0	0	(47)	14,129	506
PIMCO Fundamental Advantage Total Return Strategy Fund	131,798	34,863	(134,320)	(9,704)	3,376	26,013	5,061

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO Fundamental IndexPLUS® Fund	$515	$86	$(546)	$22	$(77)	$0	$86
PIMCO Fundamental IndexPLUS® TR Fund	3,489	11,080	(10,159)	314	4	4,728	558
PIMCO Global Advantage Strategy Bond Fund	22,002	4,517	(415)	(27)	77	26,154	935
PIMCO High Yield Fund	31,409	35,896	(4,531)	(26)	(1,080)	61,668	3,114
PIMCO High Yield Spectrum Fund	0	46,674	0	0	(3,050)	43,624	2,673
PIMCO Income Fund	75,671	13,983	(50)	(2)	(1,688)	87,914	6,622
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	6,000	0	0	130	6,130	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,641	6,004	(5,892)	(279)	(326)	1,148	96
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,624	3,271	0	0	(449)	4,446	159
PIMCO Investment Grade Corporate Bond Fund	43,604	11,370	(6,320)	(403)	(286)	47,965	2,577
PIMCO Long Duration Total Return Fund	39	13,754	(14,559)	843	(1)	76	107
PIMCO Long-Term Credit Fund	34,949	4,731	(9,597)	566	875	31,524	2,843
PIMCO Long-Term U.S. Government Fund	463	6,161	(7,415)	1,075	29	313	112
PIMCO Low Duration Fund	5,780	7,669	(13,433)	84	(86)	14	28
PIMCO Real Return Asset Fund	62,798	21,178	(35,575)	3,983	1,530	53,914	8,108
PIMCO Real Return Fund	13,991	4,718	(18,807)	1,837	(965)	774	401
PIMCO RealEstateRealReturn Strategy Fund	13,615	17,382	(3,422)	110	1,328	29,013	3,556
PIMCO Senior Floating Rate Fund	0	10,190	0	0	(131)	10,059	190
PIMCO-Short Term Floating NAV Portfolio	11	29,541	(29,048)	0	0	504	1
PIMCO Short-Term Fund	621	0	(622)	5	(4)	0	0
PIMCO Small Cap StocksPLUS® TR Fund	747	4,400	(3,933)	(333)	(150)	731	61
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	6,303	0	0	489	6,792	303
PIMCO StocksPLUS® Fund	0	12,023	(12,168)	145	0	0	124
PIMCO StocksPLUS® Total Return Fund	86	4,868	(2,533)	73	192	2,686	61
PIMCO Total Return Fund	1,396	38,209	(39,306)	29	63	391	223
PIMCO Unconstrained Bond Fund	91,474	21,915	(91,536)	(634)	52	21,271	1,046
Totals	$815,697	$716,463	$(527,924)	$6,973	$(55,294)	$955,915	$63,646

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$686,924	$498,876

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/ 2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	389	$4,323	316	$3,487
Administrative Class	14,807	164,272	15,717	171,932
Advisor Class	5,175	56,918	12,104	131,213
Class M	2,010	22,321	2,150	23,522
Issued as reinvestment of distributions
Institutional Class	31	332	20	218
Administrative Class	3,303	35,353	2,290	24,792
Advisor Class	2,398	25,910	3,759	40,523
Class M	476	5,147	411	4,468
Cost of shares redeemed
Institutional Class	(210)	(2,320)	(230)	(2,542)
Administrative Class	(5,037)	(55,364)	(4,302)	(47,242)
Advisor Class	(4,208)	(46,398)	(132,964)	(1,431,965)
Class M	(1,655)	(18,332)	(1,260)	(13,727)
Net increase (decrease) resulting from Portfolio share transactions	17,479	$192,162	(101,989)	$(1,095,321)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund, and PIMCO CommoditiesPLUSTM Strategy Fund (collectively, the “Funds”), each Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, each of the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and each of the Funds’ investment in its respective Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of each of the Funds to operate as described in its prospectus.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral	Qualified Late-Year Loss Deferral
$9,727	$—	$ (22,174)	$—	$(158,645)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$158,645	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$978,589	$11,955	$(34,128)	$(22,173)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$66,742	$—	$—
12/31/2010	$70,001	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.68%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	23

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	27

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO All Asset Portfolio

Share Class

■	M

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. An Underlying PIMCO Fund investing in derivatives could lose more than the principal amount invested in these instruments. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

PIMCO Funds Allocation‡

PIMCO Income Fund	9.2%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8.1%
PIMCO Emerging Markets Currency Fund	7.2%
PIMCO Floating Income Fund	7.0%
PIMCO High Yield Fund	6.5%
PIMCO Real Return Asset Fund	5.6%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	45.9%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Class M	1.66%	4.71%	6.06%
Barclays Capital U.S. TIPS: 1-10 Year Index±	8.93%	6.90%	5.73%
Consumer Price Index + 500 Basis Points±±	8.22%	7.48%	7.63%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.535% for Class M shares.

± Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$972.80	$1,021.10
Expenses Paid During Period*	$4.05	$4.15
Net Annualized Expense Ratio**	0.815%	0.815%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds as well as funds of PIMCO Equity Series, an affiliated open-end investment company). Though it is anticipated that the Portfolio will not currently invest in the PIMCO StocksPLUS® TR Short Strategy Fund, the Portfolio may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

A continued, albeit reduced, allocation to long maturity U.S. Treasury Inflation-Protected Securities (TIPS), primarily through the PIMCO Real Return Asset Fund, benefited performance as this Underlying PIMCO Fund posted strong positive returns amid a rally in real yields.

»

Exposure to U.S. long duration strategies, primarily through the PIMCO Long-Term Credit Fund, contributed to performance as this Underlying PIMCO Fund posted positive returns amid a strong rally in U.S. yields.

»	Increased allocation to high yield strategies, primarily through the PIMCO High Yield Fund, benefited performance as this Underlying PIMCO Fund posted positive returns during the reporting period.

»	Modest exposure to real estate strategies, primarily though the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as this Underlying PIMCO Fund gained during the reporting period.

»

Exposure to emerging market equity, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	A sizeable allocation to PIMCO Floating Income Fund detracted from performance as this Underlying PIMCO Fund posted negative returns amid declining yields.

»

Increasing allocations to emerging market (EM) locally denominated debt and currencies, primarily through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns as a result of depreciating EM currencies.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Class M
Net asset value beginning of year	$11.06	$10.51	$9.23	$11.75	$11.68
Net investment income (a)	0.67	0.87	0.84	0.57	0.78
Net realized/unrealized gain (loss)	(0.48)	0.43	1.10	(2.43)	0.13
Total income (loss) from investment operations	0.19	1.30	1.94	(1.86)	0.91
Dividends from net investment income	(0.73)	(0.75)	(0.66)	(0.56)	(0.84)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.07)	0.00
Total distributions	(0.73)	(0.75)	(0.66)	(0.66)	(0.84)
Net asset value end of year	$10.52	$11.06	$10.51	$9.23	$11.75
Total return	1.66%	12.71%	21.31%	(16.17)%	8.00%
Net assets end of year or period (000s)	$78,108	$72,917	$55,595	$40,964	$42,336
Ratio of expenses to average net assets	0.805%	0.845%	0.885%	0.855%	0.855%
Ratio of expenses to average net assets excluding waivers	0.875%	0.875%	0.885%	0.875%	0.875%
Ratio of expenses to average net assets excluding interest expense	0.805%	0.845%	0.885%	0.855%	0.855%
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%	0.875%	0.885%	0.875%	0.875%
Ratio of net investment income to average net assets	6.07%	7.96%	8.41%	5.23%	6.41%
Portfolio turnover rate	55%*	99%*	126%	91%	101%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments in Affiliates, at value	$955,915
Repurchase agreements, at value	500
Receivable for investments in Affiliates sold	735
Receivable for Portfolio shares sold	1,378
Dividends receivable from Affiliates	2,326
Reimbursement receivable from PIMCO	52
960,906

Liabilities:
Payable for investments in Affiliates purchased	$4,065
Payable for Portfolio shares redeemed	120
Accrued investment advisory fees	149
Accrued supervisory and administrative fees	213
Accrued distribution fees	113
Accrued servicing fees	63
4,723

Net Assets	$956,183

Net Assets Consist of:
Paid in capital	$1,127,275
Undistributed net investment income	9,727
Accumulated undistributed net realized (loss)	(181,450)
Net unrealized appreciation	631
$956,183

Net Assets:
Institutional Class	$5,432
Administrative Class	525,561
Advisor Class	347,082
Class M	78,108

Shares Issued and Outstanding:
Institutional Class	516
Administrative Class	50,373
Advisor Class	33,101
Class M	7,423

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.52
Administrative Class	10.43
Advisor Class	10.49
Class M	10.52

Cost of Investments in Affiliates	$955,284
Cost of Repurchase Agreements	$500

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Dividends from Affiliate investments	$63,646
Total Income	63,646

Expenses:
Investment advisory fees	1,585
Supervisory and administrative fees	2,264
Servicing fees – Administrative Class	724
Distribution and/or servicing fees – Advisor Class	852
Distribution and/or servicing fees – Class M	351
Interest expense	1
Total Expenses	5,777
Waiver and/or Reimbursement by PIMCO	(617)
Net Expenses	5,160

Net Investment Income	58,486

Net Realized and Unrealized Gain (Loss):
Net realized gain on Affiliate investments	6,973
Net capital gain distributions received from Underlying Funds	4,298
Net change in unrealized (depreciation) on Affiliate investments	(55,294)
Net (Loss)	(44,023)

Net Increase in Net Assets Resulting from Operations	$14,463

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$58,486	$72,645
Net realized gain on Affiliate investments	6,973	92,000
Net capital gain distributions received from Underlying Funds	4,298	3,633
Net change in unrealized (depreciation) on Affiliate investments	(55,294)	(32,741)
Net increase resulting from operations	14,463	135,537

Distributions to Shareholders:
From net investment income
Institutional Class	(332)	(218)
Administrative Class	(35,353)	(24,792)
Advisor Class	(25,910)	(40,523)
Class M	(5,147)	(4,468)

Total Distributions	(66,742)	(70,001)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	192,162	(1,095,321)

Total Increase (Decrease) in Net Assets	139,883	(1,029,785)

Net Assets:
Beginning of year	816,300	1,846,085
End of year*	$956,183	$816,300

*Including undistributed net investment income of:	$9,727	$17,983

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.8%
PIMCO CommoditiesPLUS™ Strategy Fund	4,047,462	$42,336
PIMCO CommodityRealReturn Strategy Fund®	6,544,277	42,800
PIMCO Convertible Fund	2,479,922	32,140
PIMCO Credit Absolute Return Fund	604,660	6,028
PIMCO Diversified Income Fund	3,777,951	42,577
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8,826,867	76,970
PIMCO Emerging Local Bond Fund	5,258,708	52,850
PIMCO Emerging Markets Bond Fund	1,503,666	16,916
PIMCO Emerging Markets Currency Fund	6,985,236	69,224
PIMCO EqS Dividend Fund	249,567	2,541
PIMCO EqS Pathfinder FundTM	2,346,124	22,781
PIMCO Floating Income Fund	8,054,375	66,771
PIMCO Foreign Bond Fund (Unhedged)	1,297,451	14,129
PIMCO Fundamental Advantage Total Return Strategy Fund	6,535,922	26,013
PIMCO Fundamental IndexPLUS® TR Fund	885,410	4,728
PIMCO Global Advantage Strategy Bond Fund	2,335,173	26,154
PIMCO High Yield Fund	6,867,231	61,668
PIMCO High Yield Spectrum Fund	4,428,785	43,624
PIMCO Income Fund	8,102,660	87,914
PIMCO International Fundamental IndexPLUSTM TR Strategy Fund	585,442	6,130
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	725,291	4,446
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	210,214	1,148
PIMCO Investment Grade Corporate Bond Fund	4,634,343	47,965
PIMCO Long Duration Total Return Fund	6,476	76
PIMCO Long-Term Credit Fund	2,607,474	31,524
PIMCO Long-Term U.S. Government Fund	27,094	313
PIMCO Low Duration Fund	1,334	14
PIMCO Real Return Asset Fund	4,725,129	53,914
PIMCO Real Return Fund	65,680	774
PIMCO RealEstateRealReturn Strategy Fund	6,082,372	29,013
PIMCO Senior Floating Rate Fund	1,018,126	10,059
PIMCO Small Cap StocksPLUS® TR Fund	107,886	731
PIMCO Small Company Fundamental IndexPLUSTM TR Strategy Fund	609,652	6,792
PIMCO StocksPLUS® Total Return Fund	349,804	2,686
PIMCO Total Return Fund	36,009	391
PIMCO Unconstrained Bond Fund	1,953,225	21,271

Total Mutual Funds (Cost $954,780)		955,411

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$500	500

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $510. Repurchase proceeds are $500.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.1%
	50,329	504

Total Short-Term Instruments (Cost $1,004)		1,004

Total Investments 100.0% (Cost $955,784)		$956,415

Other Assets and Liabilities (Net) 0.0%		(232)

Net Assets 100.0%		$956,183

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2011

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Portfolio.
(b)	Institutional Class Shares of each Portfolio.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Mutual Funds	$955,411	$0	$0	$955,411
Short-Term Instruments
Repurchase Agreements	0	500	0	500
PIMCO Short-Term Floating NAV Portfolio	504	0	0	504

	$955,915	$500	$0	$956,415

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS®, PIMCO Fundamental IndexPLUS® TR, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO EqS Emerging Markets and PIMCO EqS PathfinderTM Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn® Strategy, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a)  Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b)  Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c)  Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d)  Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e)  New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a)  Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

5.  PRINCIPAL RISKS

Because the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The Portfolio’s net asset value will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Investing in the Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Underlying PIMCO Funds’ investments in financial derivatives and other financial instruments expose the Underlying PIMCO Funds to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Underlying PIMCO Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Underlying PIMCO Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying PIMCO Funds, or, in the case of hedging positions, that the Underlying PIMCO Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Underlying PIMCO Funds’ investment in foreign currency denominated securities may reduce the returns of the Underlying PIMCO Funds.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Underlying PIMCO Funds’ investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Underlying PIMCO Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Underlying PIMCO Funds’ overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Underlying PIMCO Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted separate Distribution Plans for the Advisor Class and Class M shares of the Portfolio. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution Plans permit payments for expenses in connection with the distribution and marketing of Advisor Class and Class M shares and/or the provision of shareholder services to Advisor Class and Class M shareholders which permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares.

The Trust has also adopted Administrative Services Plans (“Service Plans”) for the Class M shares of the Portfolio. The Service Plans allows the Portfolio to use its Class M assets to compensate or reimburse financial intermediaries that provide services relating to Class M shares which permits the Portfolio to make total payments at an annual rate of 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the

Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to reduce its Investment Advisory Fee to the extent that the Acquired Fund Fees and expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2011 was $1,179,911.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The PIMCO All Asset Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO CommoditiesPLUS™ Strategy Fund	$27,967	$43,930	$(24,542)	$2,132	$(7,151)	$42,336	$5,352
PIMCO CommodityRealReturn Strategy Fund®	33,330	54,552	(36,636)	4,655	(13,101)	42,800	8,293
PIMCO Convertible Fund	32,657	12,763	(11,231)	(44)	(2,005)	32,140	1,065
PIMCO Credit Absolute Return Fund	0	6,047	0	0	(19)	6,028	46
PIMCO Diversified Income Fund	27,701	15,950	(450)	(3)	(621)	42,577	2,101
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	36,690	54,510	0	0	(14,230)	76,970	2,377
PIMCO Emerging Local Bond Fund	12,599	49,810	(6,102)	1,605	(5,062)	52,850	1,068
PIMCO Emerging Markets Bond Fund	4,532	16,503	(4,116)	966	(969)	16,916	299
PIMCO Emerging Markets Currency Fund	24,080	50,242	(49)	0	(5,049)	69,224	733
PIMCO EqS Dividend Fund	0	2,500	0	0	41	2,541	0
PIMCO EqS Pathfinder Fund™	21,636	2,421	(337)	(15)	(924)	22,781	160
PIMCO Floating Income Fund	50,772	22,283	(274)	(1)	(6,009)	66,771	2,601
PIMCO Foreign Bond Fund (Unhedged)	6,010	8,166	0	0	(47)	14,129	506
PIMCO Fundamental Advantage Total Return Strategy Fund	131,798	34,863	(134,320)	(9,704)	3,376	26,013	5,061

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO Fundamental IndexPLUS® Fund	$515	$86	$(546)	$22	$(77)	$0	$86
PIMCO Fundamental IndexPLUS® TR Fund	3,489	11,080	(10,159)	314	4	4,728	558
PIMCO Global Advantage Strategy Bond Fund	22,002	4,517	(415)	(27)	77	26,154	935
PIMCO High Yield Fund	31,409	35,896	(4,531)	(26)	(1,080)	61,668	3,114
PIMCO High Yield Spectrum Fund	0	46,674	0	0	(3,050)	43,624	2,673
PIMCO Income Fund	75,671	13,983	(50)	(2)	(1,688)	87,914	6,622
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	6,000	0	0	130	6,130	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,641	6,004	(5,892)	(279)	(326)	1,148	96
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,624	3,271	0	0	(449)	4,446	159
PIMCO Investment Grade Corporate Bond Fund	43,604	11,370	(6,320)	(403)	(286)	47,965	2,577
PIMCO Long Duration Total Return Fund	39	13,754	(14,559)	843	(1)	76	107
PIMCO Long-Term Credit Fund	34,949	4,731	(9,597)	566	875	31,524	2,843
PIMCO Long-Term U.S. Government Fund	463	6,161	(7,415)	1,075	29	313	112
PIMCO Low Duration Fund	5,780	7,669	(13,433)	84	(86)	14	28
PIMCO Real Return Asset Fund	62,798	21,178	(35,575)	3,983	1,530	53,914	8,108
PIMCO Real Return Fund	13,991	4,718	(18,807)	1,837	(965)	774	401
PIMCO RealEstateRealReturn Strategy Fund	13,615	17,382	(3,422)	110	1,328	29,013	3,556
PIMCO Senior Floating Rate Fund	0	10,190	0	0	(131)	10,059	190
PIMCO-Short Term Floating NAV Portfolio	11	29,541	(29,048)	0	0	504	1
PIMCO Short-Term Fund	621	0	(622)	5	(4)	0	0
PIMCO Small Cap StocksPLUS® TR Fund	747	4,400	(3,933)	(333)	(150)	731	61
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	6,303	0	0	489	6,792	303
PIMCO StocksPLUS® Fund	0	12,023	(12,168)	145	0	0	124
PIMCO StocksPLUS® Total Return Fund	86	4,868	(2,533)	73	192	2,686	61
PIMCO Total Return Fund	1,396	38,209	(39,306)	29	63	391	223
PIMCO Unconstrained Bond Fund	91,474	21,915	(91,536)	(634)	52	21,271	1,046
Totals	$815,697	$716,463	$(527,924)	$6,973	$(55,294)	$955,915	$63,646

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$686,924	$498,876

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/ 2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	389	$4,323	316	$3,487
Administrative Class	14,807	164,272	15,717	171,932
Advisor Class	5,175	56,918	12,104	131,213
Class M	2,010	22,321	2,150	23,522
Issued as reinvestment of distributions
Institutional Class	31	332	20	218
Administrative Class	3,303	35,353	2,290	24,792
Advisor Class	2,398	25,910	3,759	40,523
Class M	476	5,147	411	4,468
Cost of shares redeemed
Institutional Class	(210)	(2,320)	(230)	(2,542)
Administrative Class	(5,037)	(55,364)	(4,302)	(47,242)
Advisor Class	(4,208)	(46,398)	(132,964)	(1,431,965)
Class M	(1,655)	(18,332)	(1,260)	(13,727)
Net increase (decrease) resulting from Portfolio share transactions	17,479	$192,162	(101,989)	$(1,095,321)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 73% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

To the extent the Portfolio invests in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUSTM Short Strategy Fund, and PIMCO CommoditiesPLUSTM Strategy Fund (collectively, the “Funds”), each Underlying PIMCO Fund, this Portfolio may be subject to additional tax risk.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® (the “CRRS Fund”) in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, each of the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and each of the Funds’ investment in its respective Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Funds’ taxable income or any distributions made by the Funds or result in the inability of each of the Funds to operate as described in its prospectus.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral	Qualified Late-Year Loss Deferral
$9,727	$—	$ (22,174)	$—	$(158,645)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$158,645	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$978,589	$11,955	$(34,128)	$(22,173)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$66,742	$—	$—
12/31/2010	$70,001	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.68%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.81%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	23

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	27

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.7%
Corporate Bonds & Notes	16.2%
Short-Term Instruments	12.0%
Mortgage-Backed Securities	6.0%
Asset-Backed Securities	5.0%
Other	8.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (06/30/2004)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	-7.56%	2.45%	4.46%
Dow Jones-UBS Commodity Index Total Return±	-13.32%	-2.07%	1.74%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the subsidiary, as supplemented to date, is 1.05% for Administrative Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$909.00	$1,020.57
Expenses Paid During Period*	$4.43	$4.69
Net Annualized Expense Ratio**	0.92%	0.92%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for special purpose vehicles. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

The Portfolio seeks to outperform the Dow Jones-UBS Commodity Index Total return by actively managing its commodity exposure, by holding Treasury Inflation-Protected Securities (TIPS) as collateral and by actively managing this collateral portfolio.

»	Commodities sold off during the reporting period as markets downgraded global economic growth expectations.

»

Active commodity strategies designed to combat the effects of contango (by holding futures contracts further out on the commodities futures curves) added value as the deferred roll indexes held within the portfolio outperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (TIPS) as collateral, benefited performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return. TIPS posted strong positive returns during the reporting period amid an aggressive rally in real yields on the back of investor flight-to-quality and slower global growth due to heightened sovereign risk concerns in Europe. However, an underweight allocation to U.S. TIPS detracted from returns.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Exposure to U.K. real duration during the last quarter of the reporting period contributed to performance as U.K. real yields rallied during this period.

»

Holdings of Italian linkers (or inflation-linked bonds) during the second and third quarters of the reporting period detracted from returns as Italian real yields rose significantly during this period.

»	Exposure to select investment grade corporate securities, especially in the financial sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market (EM) currencies detracted from returns as these currencies depreciated against the U.S. dollar; however, short exposure to the euro somewhat limited the downside.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$9.01	$8.60	$7.00	$13.35	$11.31
Net investment income (a)	0.13	0.11	0.24	0.44	0.47
Net realized/unrealized gain (loss)	(0.71)	1.72	2.59	(6.08)	2.11
Total income (loss) from investment operations	(0.58)	1.83	2.83	(5.64)	2.58
Dividends from net investment income	(1.23)	(1.27)	(0.46)	(0.59)	(0.54)
Distributions from net realized capital gains	0.00	(0.15)	(0.77)	(0.12)	0.00
Total distributions	(1.23)	(1.42)	(1.23)	(0.71)	(0.54)
Net asset value end of year	$7.20	$9.01	$8.60	$7.00	$13.35
Total return	(7.56)%	24.52%	41.53%	(43.79)%	23.24%
Net assets end of year (000s)	$571,808	$576,251	$477,459	$214,053	$287,125
Ratio of expenses to average net assets	0.91%	0.93%	0.98%	1.06%	0.93%
Ratio of expenses to average net assets excluding waivers	1.05%	1.05%	1.11%	1.15%	1.00%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.89%	0.87%
Ratio of expenses to average net assets excluding interest expense and waivers	1.03%	1.01%	1.02%	0.98%	0.94%
Ratio of net investment income to average net assets	1.51%	1.32%	3.00%	3.33%	3.90%
Portfolio turnover rate	523%*	536%*	742%	1,156%	856%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$1,150,394
Investments in Affiliates, at value	65,218
Repurchase agreements, at value	36,653
Cash	8
Deposits with counterparty	56
Foreign currency, at value	447
Receivable for investments sold	17,607
Receivable for investments sold on a delayed-delivery basis	7,499
Receivable for Portfolio shares sold	502
Interest and dividends receivable	4,998
Dividends receivable from Affiliates	5
Variation margin receivable on financial derivative instruments	153
Reimbursement receivable from PIMCO	86
OTC swap premiums paid	1,479
Unrealized appreciation on foreign currency contracts	4,410
Unrealized appreciation on OTC swap agreements	3,000
1,292,515

Liabilities:
Payable for reverse repurchase agreements	$80,929
Payable for investments purchased	225
Payable for investments in Affiliates purchased	4
Payable for investments purchased on a delayed-delivery basis	474,361
Payable for short sales	10,891
Deposits from counterparty	12,002
Payable for Portfolio shares redeemed	1,813
Written options outstanding	1,188
Accrued investment advisory fees	373
Accrued supervisory and administrative fees	184
Accrued distribution fees	47
Accrued servicing fees	53
OTC swap premiums received	270
Unrealized depreciation on foreign currency contracts	3,624
Unrealized depreciation on OTC swap agreements	1,426
Other liabilities	1,062
588,452

Net Assets	$704,063

Net Assets Consist of:
Paid in capital	$671,600
Undistributed net investment income	11,743
Accumulated undistributed net realized gain	18,010
Net unrealized appreciation	2,710
$704,063

Net Assets:
Administrative Class	$571,808
Advisor Class	132,255

Shares Issued and Outstanding:
Administrative Class	79,403
Advisor Class	18,203

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$7.20
Advisor Class	7.27

Cost of Investments	$1,150,886
Cost of Investments in Affiliates	$65,209
Cost of Repurchase Agreements	$36,653
Cost of Foreign Currency Held	$451
Proceeds Received on Short Sales	$10,809
Premiums Received on Written Options	$2,358

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$18,241
Dividends	23
Dividends from Affiliate investments	28
Total Income	18,292

Expenses:
Investment advisory fees	4,456
Supervisory and administrative fees	2,197
Servicing fees – Administrative Class	917
Distribution and/or servicing fees – Advisor Class	362
Trustees’ fees	12
Interest expense	114
Miscellaneous expense	1
Total Expenses	8,059
Waiver by PIMCO	(1,057)
Net Expenses	7,002

Net Investment Income	11,290

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	33,331
Net realized (loss) on Affiliate investments	(9)
Net realized (loss) on futures contracts, written options and swaps	(99,183)
Net realized gain on foreign currency transactions	4,101
Net change in unrealized (depreciation) on investments	(3,455)
Net change in unrealized appreciation on Affiliate investments	9
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,269)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	133
Net (Loss)	(69,342)

Net (Decrease) in Net Assets Resulting from Operations	$(58,052)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,290	$7,375
Net realized gain (loss)	(61,751)	121,533
Net realized (loss) on Affiliate investments	(9)	(2)
Net change in unrealized appreciation (depreciation)	(7,591)	3,742
Net change in unrealized appreciation on Affiliate investments	9	0
Net increase (decrease) resulting from operations	(58,052)	132,648

Distributions to Shareholders:
From net investment income
Administrative Class	(86,808)	(71,572)
Advisor Class	(20,192)	(14,699)
From net realized capital gains
Administrative Class	0	(9,225)
Advisor Class	0	(2,073)

Total Distributions	(107,000)	(97,569)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	159,585	109,955

Total Increase (Decrease) in Net Assets	(5,467)	145,034

Net Assets:
Beginning of year	709,530	564,496
End of year*	$704,063	$709,530

*Including undistributed net investment income of:	$11,743	$98,135

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
NRG Energy, Inc.
4.000% due 07/01/2018		$995	$	994
Springleaf Finance Corp.
5.500% due 05/10/2017		3,800		3,317

Total Bank Loan Obligations (Cost $4,775)				4,311

CORPORATE BONDS & NOTES 28.7%

BANKING & FINANCE 24.9%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		730		767
Ally Financial, Inc.
3.963% due 06/20/2014		6,200		5,829
American International Group, Inc.
3.650% due 01/15/2014		1,100		1,069
8.175% due 05/15/2068		800		720
ANZ National International Ltd.
0.919% due 08/19/2014		1,000		1,005
Bank of America Corp.
5.375% due 06/15/2014		1,000		996
Bank of Montreal
2.850% due 06/09/2015		1,900		1,971
BPCE S.A.
2.375% due 10/04/2013		600		581
Citigroup, Inc.
0.715% due 11/05/2014		500		456
1.307% due 02/15/2013		11,000		10,799
6.000% due 12/13/2013		1,500		1,553
7.375% due 06/16/2014	EUR	1,600		2,213
Commonwealth Bank of Australia
0.814% due 07/12/2013		$8,900		8,900
0.839% due 09/17/2014		15,800		15,812
Countrywide Financial Corp.
5.800% due 06/07/2012		300		301
Dexia Credit Local
0.927% due 03/05/2013		1,000		947
Dexia Credit Local S.A.
0.908% due 04/29/2014		7,900		7,172
Ford Motor Credit Co. LLC
3.148% due 01/13/2012		800		801
7.000% due 10/01/2013		1,000		1,063
7.500% due 08/01/2012		2,000		2,065
7.800% due 06/01/2012		200		204
FUEL Trust
3.984% due 12/15/2022		3,000		3,003
General Electric Capital Corp.
0.567% due 09/21/2012		2,800		2,805
0.567% due 12/21/2012		3,100		3,109
0.697% due 06/01/2012		15,000		15,028
Goldman Sachs Group, Inc.
0.894% due 01/12/2015		6,000		5,323
1.020% due 03/22/2016		2,000		1,728
1.762% due 11/15/2014	EUR	700		806
HBOS PLC
6.750% due 05/21/2018		$1,000		803
HCP, Inc.
6.700% due 01/30/2018		1,000		1,113
ING Bank NV
1.379% due 03/30/2012		6,300		6,285
1.725% due 10/18/2013		5,200		5,051
International Lease Finance Corp.
5.625% due 09/20/2013		400		393
5.750% due 05/15/2016		3,000		2,786
6.500% due 09/01/2014		300		308

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.750% due 09/01/2016		$300	$	309
7.125% due 09/01/2018		600		624
LeasePlan Corp. NV
3.000% due 05/07/2012		1,200		1,209
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		700		189
7.000% due 09/27/2027 ^		100		26
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000		1,044
Macquarie Bank Ltd.
2.600% due 01/20/2012		300		300
Merrill Lynch & Co., Inc.
0.757% due 06/05/2012		2,000		1,962
2.034% due 07/22/2014	EUR	200		223
2.154% due 09/27/2012		200		251
6.050% due 08/15/2012		$4,000		4,058
Morgan Stanley
0.883% due 10/15/2015		600		505
1.807% due 03/01/2013	EUR	200		246
2.953% due 05/14/2013		$6,100		5,860
National Australia Bank Ltd.
0.891% due 07/08/2014		7,900		7,935
NIBC Bank NV
2.800% due 12/02/2014		5,200		5,436
Pacific Life Global Funding
5.150% due 04/15/2013		300		313
Royal Bank of Scotland Group PLC
1.316% due 04/23/2012		500		501
1.840% due 01/30/2017	EUR	300		268
2.915% due 08/23/2013		$3,700		3,559
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		5,300		5,291
SLM Corp.
5.050% due 11/14/2014		2,000		1,974
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		500		455
UBS AG
2.250% due 08/12/2013		3,500		3,471
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		3,000		2,978
Westpac Banking Corp.
0.734% due 12/14/2012		10,200		10,213
3.585% due 08/14/2014		1,500		1,600
Westpac Securities NZ Ltd.
2.500% due 05/25/2012		900		906

				175,471

INDUSTRIALS 3.4%
Boston Scientific Corp.
5.450% due 06/15/2014		500		535
Cardinal Health, Inc.
6.000% due 06/15/2017		400		464
Dow Chemical Co.
4.850% due 08/15/2012		1,000		1,023
Lyondell Chemical Co.
11.000% due 05/01/2018		1,946		2,136
Masco Corp.
6.125% due 10/03/2016		1,000		1,027
NXP BV
4.322% due 10/15/2013	EUR	1,007		1,291
Office Depot, Inc.
6.250% due 08/15/2013		$1,000		938
Petroleos Mexicanos
5.500% due 01/21/2021		400		436

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Rexam PLC
6.750% due 06/01/2013		$400	$	422
RPM International, Inc.
6.500% due 02/15/2018		1,000		1,131
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000		1,135
Steel Dynamics, Inc.
7.375% due 11/01/2012		2,000		2,088
UST LLC
6.625% due 07/15/2012		900		926
Videotron Ltee
6.875% due 01/15/2014		304		306
Volkswagen International Finance NV
1.625% due 08/12/2013		2,500		2,508
Wesfarmers Ltd.
2.983% due 05/18/2016		7,200		7,266
Xstrata Canada Corp.
7.350% due 06/05/2012		400		410

				24,042

UTILITIES 0.4%
TDC A/S
3.500% due 02/23/2015	EUR	2,000		2,677

Total Corporate Bonds & Notes (Cost $205,191)				202,190

MUNICIPAL BONDS & NOTES 0.3%

NORTH CAROLINA 0.3%
North Carolina State Education Assistance Authority, Series 2011
0.868% due 10/26/2020		$1,827		1,815

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047		200		144

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		100		72

Total Municipal Bonds & Notes (Cost $2,113)				2,031

U.S. GOVERNMENT AGENCIES 5.4%
Fannie Mae
0.644% due 05/25/2042		12		12
0.974% due 02/25/2041		2,723		2,748
1.418% due 10/01/2044		13		13
2.381% due 05/25/2035		110		115
2.521% due 11/01/2034		86		92
4.500% due 04/01/2023 - 04/01/2024		2,523		2,693
5.043% due 07/01/2035		104		112
5.349% due 01/01/2036		450		484
5.359% due 11/01/2035		243		262
5.500% due 12/01/2036		7,898		8,618
Freddie Mac
0.247% due 03/21/2013 (g)		10,600		10,612
0.508% due 02/15/2019		722		721
0.554% due 08/25/2031		3		2
0.728% due 08/15/2033		3,058		3,058
1.418% due 02/25/2045		142		136
2.107% due 07/01/2036		382		400
2.261% due 09/01/2036		366		385
2.410% due 01/01/2034		13		14
2.464% due 10/01/2036		333		354

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Ginnie Mae
0.585% due 03/20/2037		$3,210	$	3,213
NCUA Guaranteed Notes
0.724% due 10/07/2020		1,222		1,224
0.834% due 12/08/2020		1,648		1,654
Small Business Administration
5.510% due 11/01/2027		651		730

Total U.S. Government Agencies (Cost $37,217)				37,652

U.S. TREASURY OBLIGATIONS 93.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		86,980		90,759
0.500% due 04/15/2015		26,424		27,669
0.625% due 04/15/2013		5,356		5,450
0.625% due 07/15/2021		59,872		64,077
1.125% due 01/15/2021 (e)(g)		19,350		21,592
1.250% due 04/15/2014 (f)		26,745		28,049
1.250% due 07/15/2020 (f)(g)		41,604		47,087
1.375% due 07/15/2018 (g)		4,199		4,758
1.375% due 01/15/2020		25,965		29,577
1.625% due 01/15/2015		19,675		21,234
1.875% due 07/15/2013		30,312		31,721
1.875% due 07/15/2019 (f)(g)		26,351		31,069
2.000% due 01/15/2014		36,269		38,436
2.000% due 01/15/2016		42,378		47,407
2.000% due 01/15/2026		1,255		1,543
2.125% due 01/15/2019 (g)		7,696		9,156
2.125% due 02/15/2041		3,721		5,028
2.375% due 01/15/2017		22,452		26,069
2.375% due 01/15/2025		1,441		1,833
2.375% due 01/15/2027		1,572		2,031
2.625% due 07/15/2017		8,959		10,669
2.625% due 07/15/2017 (g)		16,387		19,513
3.000% due 07/15/2012		72,958		74,571
3.625% due 04/15/2028		1,540		2,289
3.875% due 04/15/2029		2,341		3,653
U.S. Treasury Notes
0.500% due 11/30/2012 (g)		12,300		12,341
0.625% due 06/30/2012		300		301
4.875% due 02/15/2012		1,800		1,810

Total U.S. Treasury Obligations (Cost $653,476)				659,692

MORTGAGE-BACKED SECURITIES 10.7%
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,208		1,237
Arran Residential Mortgages Funding PLC
2.910% due 11/19/2047	EUR	8,100		10,447
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		$736		692
2.028% due 11/15/2015		6,305		5,710
5.691% due 06/24/2050		300		330
Banc of America Mortgage Securities, Inc.
2.843% due 06/25/2035		331		261
5.011% due 11/25/2034		232		195
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.446% due 06/10/2049		132		130
5.622% due 06/10/2049		132		133
BCAP LLC Trust
5.250% due 08/26/2037		2,400		2,352
5.636% due 03/26/2037		600		443
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		64		59
2.250% due 08/25/2035		113		97
2.710% due 03/25/2035		206		192

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.727% due 03/25/2035		$208	$	161
2.909% due 01/25/2035		647		549
2.918% due 01/25/2035		811		694
3.016% due 03/25/2035		62		59
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		598		351
3.618% due 12/26/2046		3,440		2,040
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049		91		101
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		135		121
2.450% due 09/25/2035		151		121
2.580% due 10/25/2035		1,148		944
5.611% due 09/25/2037 ^		1,014		574
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		400		440
5.886% due 11/15/2044		200		223
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		586		604
Countrywide Alternative Loan Trust
0.464% due 05/25/2047		3,070		1,654
0.480% due 12/20/2046		2,567		1,181
6.000% due 02/25/2037		442		269
Countrywide Home Loan Mortgage Pass-Through Trust
2.763% due 11/19/2033		11		10
2.795% due 08/25/2034		75		52
Credit Suisse Mortgage Capital Certificates
0.508% due 10/15/2021		1,391		1,303
5.383% due 02/15/2040		400		437
5.467% due 09/18/2039		1,000		1,107
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800		6,034
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034		30		26
Fosse Master Issuer PLC
1.805% due 10/18/2054		3,100		3,091
Gosforth Funding PLC
2.432% due 04/24/2047	GBP	4,000		6,083
Granite Master Issuer PLC
0.325% due 12/20/2054		$319		305
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	393		582
Greenpoint Mortgage Funding Trust
0.374% due 01/25/2047 ^		$51		48
0.564% due 11/25/2045		16		8
GS Mortgage Securities Corp.
1.317% due 03/06/2020		300		297
3.849% due 12/10/2043		3,512		3,693
4.592% due 08/10/2043		1,400		1,543
GSR Mortgage Loan Trust
2.853% due 01/25/2035		163		137
Harborview Mortgage Loan Trust
0.525% due 03/19/2036		97		51
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	4,100		5,290
Indymac INDA Mortgage Loan Trust
5.066% due 11/25/2035		$470		348
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047		340		362
5.429% due 12/12/2043		310		334
JPMorgan Mortgage Trust
2.773% due 08/25/2035		189		157
2.810% due 07/25/2035		159		143
5.024% due 02/25/2035		602		586

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		$200	$	220
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034		100		92
Mellon Residential Funding Corp.
1.018% due 09/15/2030		443		353
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100		107
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035		434		366
Morgan Stanley Capital
5.879% due 06/11/2049		25		28
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1,066		1,050
Permanent Master Issuer PLC
2.872% due 07/15/2042	EUR	400		516
RBSCF Trust
6.007% due 12/16/2049		$600		675
Residential Accredit Loans, Inc.
0.544% due 08/25/2037		2,085		1,135
1.568% due 09/25/2045		260		137
Sequoia Mortgage Trust
0.485% due 07/20/2036		759		545
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/2035		24		14
2.480% due 02/25/2034		41		37
5.500% due 12/25/2034		422		382
Structured Asset Mortgage Investments, Inc.
0.945% due 10/19/2034		37		31
Vornado DP LLC
4.004% due 09/13/2028		1,500		1,617
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		680		609
0.368% due 09/15/2021		551		524
5.088% due 08/15/2041		300		322
5.418% due 01/15/2045		310		339
5.572% due 10/15/2048		200		218
WaMu Mortgage Pass-Through Certificates
0.978% due 05/25/2047		424		244
5.152% due 12/25/2035		433		356
5.550% due 08/25/2035		160		132
Wells Fargo Mortgage-Backed Securities Trust
2.689% due 03/25/2036		424		339
5.000% due 06/25/2033		277		262

Total Mortgage-Backed Securities (Cost $78,280)				75,041

ASSET-BACKED SECURITIES 8.9%
AMMC CDO
0.731% due 05/03/2018		492		470
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	757		889
ARES CLO Ltd.
0.768% due 03/12/2018		$578		561
Babson CLO Ltd.
0.777% due 11/15/2016		414		403
Carrington Mortgage Loan Trust
0.614% due 10/25/2035		95		88
Citibank Omni Master Trust
2.378% due 05/16/2016		3,300		3,321
3.028% due 08/15/2018		6,100		6,403
Commercial Industrial Finance Corp.
0.704% due 05/10/2021		4,600		4,285
0.787% due 03/01/2021		4,300		4,019

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.474% due 07/25/2036		$1,654	$	1,352
0.544% due 04/25/2036		246		211
5.463% due 04/25/2036		1,691		1,566
Credit-Based Asset Servicing & Securitization LLC
0.414% due 07/25/2037		32		23
Cumberland CLO Ltd.
0.694% due 11/10/2019		1,346		1,296
Duane Street CLO
0.688% due 11/08/2017		485		465
First CLO Ltd.
0.854% due 12/14/2016		223		218
First Franklin Mortgage Loan Asset-Backed Certificates
0.634% due 11/25/2035		5,901		4,892
0.674% due 09/25/2035		3,324		3,132
Ford Credit Auto Owner Trust
2.778% due 05/15/2013		233		233
Globaldrive BV
2.737% due 04/20/2018	EUR	2,103		2,752
GSAMP Trust
0.364% due 12/25/2036		$94		62
Gulf Stream Compass CLO Ltd.
0.763% due 07/15/2016		129		127
Harvest CLO S.A.
2.228% due 03/29/2017	EUR	191		240
Illinois Student Assistance Commission
0.898% due 04/25/2017		$253		251
Katonah Ltd.
0.883% due 09/20/2016		974		955
Landmark CDO Ltd.
0.827% due 06/01/2017		1,274		1,227
LCM LP
0.797% due 03/21/2019		1,100		1,012
Magi Funding PLC
2.015% due 04/11/2021	EUR	558		661
MBNA Credit Card Master Note Trust
5.600% due 07/17/2014		2,700		3,512
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		$216		148
Nelnet Student Loan Trust
1.118% due 07/25/2018		295		295
Penta CLO S.A.
1.917% due 06/04/2024	EUR	1,162		1,337
Premium Loan Trust Ltd.
0.798% due 10/25/2014		$85		84
Racers
0.811% due 07/25/2017		986		962
SLM Student Loan Trust
0.458% due 04/25/2019		2,200		2,128
1.835% due 10/25/2023	EUR	900		1,045
1.918% due 04/25/2023		$5,657		5,794
1.928% due 12/15/2017		534		536

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.350% due 04/15/2039		$1,327	$	1,331
4.500% due 11/16/2043		2,508		2,381
Specialty Underwriting & Residential Finance
0.354% due 01/25/2038		149		133
Structured Asset Securities Corp.
1.757% due 04/25/2035		704		540
Symphony CLO Ltd.
0.697% due 05/15/2019		700		656
Wind River CLO Ltd.
0.889% due 12/19/2016		660		628
Wood Street CLO BV
1.988% due 03/29/2021	EUR	214		259

Total Asset-Backed Securities (Cost $63,976)				62,883

SOVEREIGN ISSUES 8.1%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	1,200		1,482
3.000% due 09/20/2025		5,200		6,857
4.000% due 08/20/2020		4,900		9,312
Canada Government Bond
2.750% due 09/01/2016	CAD	14,000		14,656
4.250% due 12/01/2021 (b)		727		1,022
Export-Import Bank of Korea
1.592% due 03/13/2012		$2,700		2,699
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	4,612		4,477
2.600% due 09/15/2023 (b)		994		968
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	300		364
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	1,852		3,669
4.750% due 12/07/2030		5,600		11,258

Total Sovereign Issues (Cost $55,577)				56,764

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		300		317

Total Convertible Preferred Securities (Cost $300)				317

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.4%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bradesco S.A.
1.950% due 01/24/2013		$3,600		3,628
Itau Unibanco Holding S.A.
0.000% due 01/11/2012		3,000		2,999

				6,627

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
COMMERCIAL PAPER 0.5%
Vodafone Group PLC
0.880% due 01/19/2012	$3,600	$	3,599

REPURCHASE AGREEMENTS 5.2%
Banc of America Securities LLC
0.060% due 01/03/2012	1,000		1,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $1,036. Repurchase proceeds are $1,000.)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	6,600		6,600
(Dated 12/30/2011. Collateralized by Fannie Mae 3.200% due 10/29/2020 valued at $6,733. Repurchase proceeds are $6,600.)
Morgan Stanley & Co., Inc.
0.060% due 01/03/2012	28,300		28,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 06/30/2014 valued at $28,566. Repurchase proceeds are $28,300.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	753		753
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $120 and Freddie Mac 5.500% due 08/20/2012 valued at $653. Repurchase proceeds are $753.)

			36,653

U.S. TREASURY BILLS 5.5%
0.017% due 01/12/2012 -12/13/2012 (a)(d)(e)(g)	38,511		38,509

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 9.3%
	6,512,035		65,218

Total Short-Term Instruments (Cost $150,569)			150,606

PURCHASED OPTIONS (i) 0.1%
(Cost $1,274)			778

Total Investments 177.9% (Cost $1,252,748)		$	1,252,265

Written Options (j) (0.2%) (Premiums $2,358)			(1,188)

Other Assets and Liabilities (Net) (77.7%)			(547,014)

Net Assets 100.0%		$	704,063

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, units, and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $640 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $14,616 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $43,543 at a weighted average interest rate of 0.196%. On December 31, 2011, securities valued at $82,257 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,716 and cash of $56 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2013	328	$489
90-Day Eurodollar June Futures	Long	06/2013	55	66
90-Day Eurodollar March Futures	Long	03/2013	271	322
90-Day Eurodollar September Futures	Long	09/2013	159	237
Brent Crude December Futures	Short	11/2012	45	34
Brent Crude December Futures	Long	11/2013	23	18
Brent Crude June Futures	Short	05/2012	12	43
Brent Crude June Futures	Long	05/2013	9	(22)
Gold 100 oz. February Futures	Long	02/2012	23	(269)
RBOB Gasoline April Futures	Long	03/2012	27	76
RBOB Gasoline June Futures	Long	05/2012	52	(1)
RBOB Gasoline May Futures	Short	04/2012	54	(144)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	22	7
U.S. Treasury 30-Year Bond March Futures	Long	03/2012	35	(13)
Wheat July Futures	Long	07/2012	7	18
Wheat July Futures	Short	07/2012	7	(17)
WTI Crude December Futures	Long	11/2012	3	3
WTI Crude December Futures	Long	11/2013	1	0
WTI Crude June Futures	Short	05/2012	4	(3)

				$844

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.588%	$	400	$(0)	$0	$(0)
HCP, Inc.	GST	(2.910%	)	03/20/2018	2.263%		1,000	(36)	0	(36)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	2.368%		1,000	20	0	20
Masco Corp.	CBK	(1.910%	)	12/20/2016	3.803%		1,000	82	0	82
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	7.616%		1,000	39	(24)	63
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.502%		400	(6)	0	(6)
RPM International, Inc.	GST	(1.500%	)	03/20/2018	1.837%		1,000	19	0	19
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.940%		1,000	26	0	26
UST LLC	BOA	(0.340%	)	09/20/2012	0.138%		900	(1)	0	(1)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.227%		400	(1)	0	(1)

								$142	$(24)	$166

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%	$	1,000	$(10)	$(14)	$4
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.818%		1,800	(109)	(60)	(49)
Brazil Government International Bond	RYL	1.000%	06/20/2015	1.306%		500	(5)	(10)	5
France Government Bond	JPM	0.250%	12/20/2015	1.997%		1,700	(111)	(34)	(77)
France Government Bond	RYL	0.250%	12/20/2015	1.997%		700	(46)	(14)	(32)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		3,600	(29)	81	(110)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.219%		100	(1)	2	(3)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		600	(5)	12	(17)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.219%		600	(5)	12	(17)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.219%		500	(4)	11	(15)
Merrill Lynch & Co., Inc.	UAG	1.000%	06/20/2012	4.897%		2,600	(46)	(67)	21
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		200	1	(2)	3
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%		400	4	3	1
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		600	3	7	(4)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,500	16	12	4
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.792%		4,200	36	99	(63)

							$(311)	$38	$(349)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Depreciation
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	300	$24	$41	$(17)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		800	64	119	(55)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		2,600	209	364	(155)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,500	121	212	(91)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		600	49	83	(34)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		900	72	127	(55)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		600	51	81	(30)

						$590	$1,027	$(437)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	3,300	$(73)	$(14)	$(59)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		2,700	(60)	(30)	(30)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM	BRL	9,500	159	5	154
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		3,800	64	5	59
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		3,200	57	0	57
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		400	8	1	7
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		900	19	4	15
Pay	1-Year BRL-CDI	12.280%	01/02/2013	BRC		4,000	88	16	72
Pay	1-Year BRL-CDI	9.970%	01/02/2014	BRC		1,600	(5)	0	(5)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		11,600	(0)	40	(40)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		5,200	3	23	(20)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		25,400	25	107	(82)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		3,700	10	12	(2)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	1,700	4	(1)	5

							$299	$168	$131

Total Return Swaps on Commodities
Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Wheat July Futures	$641.000	06/22/2012	AZD	40,000	$(18)	$0	$(18)
Pay	COMEX Gold 100 oz. February Futures	1,719.500	01/30/2012	DUB	810	124	0	124
Receive	DTDBRTCO CAL12 Index	0.001	12/31/2012	BRC	60,000	3	0	3
Receive	DTDBRTCO CAL12 Index	0.150	12/31/2012	MYC	12,000	(1)	0	(1)
Pay	EUMARGIN CAL12 Index	5.150	12/31/2012	BRC	36,000	(6)	0	(6)
Pay	EUMARGIN CAL12 Index	5.250	12/31/2012	BRC	24,000	(2)	0	(2)
Pay	EUMARGIN CAL12 Index	5.450	12/31/2012	BRC	24,000	3	0	3
Pay	EUMARGIN CAL12 Index	5.550	12/31/2012	BRC	12,000	3	0	3
Pay	EUROBOBCO CAL12 Index	2.550	12/31/2012	MYC	3,000	(4)	0	(4)
Pay	EUROBOBCO CAL12 Index	4.150	12/31/2012	BRC	15,000	6	0	6
Pay	EUROJETCOCAL12 Index	19.900	12/31/2012	BRC	6,000	(2)	0	(2)
Pay	EUROJETCOCAL12 Index	21.550	12/31/2012	MYC	1,200	2	0	2

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Total Return Swaps on Commodities (Cont.)
Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	GOCOCAL CAL12 Index	$15.650	12/31/2012	BRC	18,000	$(14)	$0	$(14)
Pay	GOCOCAL CAL12 Index	17.010	12/31/2012	MYC	3,600	2	0	2
Pay	ICE Brent Crude December Futures	104.800	11/16/2012	GST	20,000	120	0	120
Receive	ICE Brent Crude June Futures	106.620	05/17/2012	GST	20,000	(15)	0	(15)
Receive	KCBT Wheat July Futures	680.000	06/22/2012	AZD	40,000	20	0	20
Pay	LSFOCOCAL12 Index	7.700	12/31/2012	MYC	4,200	(2)	0	(2)
Pay	LSFOCOCAL12 Index	7.635	12/31/2012	BRC	21,000	(8)	0	(8)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	84,000	(82)	0	(82)
Receive	NYMEX Platinum April Futures	1,434.549	03/29/2012	DUB	810	(24)	0	(24)
Receive	NYMEX WTI Crude December Futures	97.600	11/19/2012	GST	20,000	8	0	8
Pay	NYMEX WTI Crude June Futures	99.000	05/23/2012	GST	20,000	(8)	0	(8)

						$105	$0	$105

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BXCS1461 Index	24,766	3-Month U.S. Treasury Bill rate plus a specified spread	$	61,260	01/27/2012	BRC	$(8)
Receive	DJUBSF3T Index	82,899	3-Month U.S. Treasury Bill rate plus a specified spread		50,650	01/27/2012	BRC	12
Receive	CVICSTR3 Index	42,798	3-Month U.S. Treasury Bill rate plus a specified spread		12,930	01/27/2012	CBK	(2)
Receive	DJUBSF3T Index	9,918	3-Month U.S. Treasury Bill rate plus a specified spread		6,060	01/27/2012	CBK	1
Receive	DJUBSTR Index	169,981	3-Month U.S. Treasury Bill rate plus a specified spread		48,080	01/27/2012	DUB	(6)
Receive	DJUBSTR Index	262,538	3-Month U.S. Treasury Bill rate plus a specified spread		74,260	01/27/2012	FBF	(10)
Receive	DJUBSTR Index	248,322	3-Month U.S. Treasury Bill rate plus a specified spread		68,160	01/17/2012	GLM	2,066
Receive	DJUBSF3T Index	21,621	3-Month U.S. Treasury Bill rate plus a specified spread		13,210	01/27/2012	JPM	3
Receive	DJUBSTR Index	212,724	3-Month U.S. Treasury Bill rate plus a specified spread		60,170	01/27/2012	JPM	(8)
Receive	DJUBSTR Index	305,811	3-Month U.S. Treasury Bill rate plus a specified spread		86,500	01/27/2012	MYC	(11)
Receive	MOTT3001 Index	230,754	3-Month U.S. Treasury Bill rate plus a specified spread		70,230	01/27/2012	MYC	(9)
Receive	MOTT3002 Index	428,097	3-Month U.S. Treasury Bill rate plus a specified spread		128,820	01/27/2012	MYC	(19)
Receive	DJUBSTR Index	59,288	3-Month U.S. Treasury Bill rate plus a specified spread		16,770	01/27/2012	UAG	(2)

								$2,007

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

Variance Swaps
Pay/Receive Variance (7)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.038	01/13/2012	JPM	$	1,010	$(34)	$0	$(34)
Pay	London Gold Market Fixing Ltd. PM	0.038	01/18/2012	SOG		380	(13)	0	(13)
Pay	London Gold Market Fixing Ltd. PM	0.039	01/18/2012	DUB		380	(12)	0	(12)
Pay	London Gold Market Fixing Ltd. PM	0.065	03/05/2012	GST		730	4	0	4
Pay	London Gold Market Fixing Ltd. PM	0.064	03/06/2012	GST		660	4	0	4
Pay	NYMEX Natural Gas February Futures	0.168	01/26/2012	JPM		900	2	0	2

							$(49)	$0	$(49)

(7)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Heating Oil March Futures	CBK	$225.000	03/27/2012	20	$34	$13
Put - OTC Heating Oil March Futures	MYC	225.000	03/27/2012	12	45	7
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,565.000	08/06/2012	500	42	57
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,650.000	08/08/2012	200	24	33
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	48	335	212
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	82	517	335

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Commodity Futures Contracts (Cont.)
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC WTI Crude Oil July Futures	GST	$140.000	06/11/2012	7	$18	$9
Put - OTC WTI Heating Oil April Futures	BOA	225.000	03/27/2012	13	16	8

					$1,031	$674

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	9,000	$22	$4
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		6,600	221	100

								$243	$104

(j)	Written options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	JPM	$140.000	11/11/2013	48	$346	$(202)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	82	517	(338)
Put - OTC Brent Crude March Futures	CBK	80.000	03/12/2012	20	45	(13)
Put - OTC Brent Crude March Futures	MYC	80.000	03/12/2012	12	46	(8)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	500	42	(116)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,650.000	08/08/2012	200	26	(59)
Call - OTC RBOB Gasoline June Futures	GST	350.000	05/25/2012	7	20	(11)
Put - OTC WTI Crude Oil April Futures	BOA	80.000	03/12/2012	13	20	(8)

					$1,062	$(755)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	37,100	$182	$(50)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		9,000	51	(12)
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		4,000	0	(8)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		4,000	0	(7)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		3,900	0	(8)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		3,900	0	(7)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	14	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	10	(1)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		8,500	0	(55)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		8,500	0	(20)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		9,600	0	(43)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		9,600	0	(34)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		39,600	318	(16)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,600	76	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,800	52	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,600	64	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	34	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	4	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,600	73	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		30,000	219	(94)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,900	13	0

								$1,117	$(356)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC EUR versus USD	JPM	$	1.337	01/13/2012	EUR	2,800	$19	$(6)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$3,400	$29	$(13)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,100	108	(48)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	1,000	13	(4)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,300	10	(6)

						$160	$(71)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	3,000,499	$148,500	AUD	0	EUR	8,200	$1,776
Sales	1,880	411,300		8,200		2,800	3,356
Closing Buys	(3,001,497)	(309,700)		0		(8,200)	(2,538)
Expirations	0	0		(8,200)		0	(77)
Exercised	0	(29,200)		0		0	(159)

Balance at 12/31/2011	882	$220,900	AUD	0	EUR	2,800	$2,358

(k)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2042	$10,000	$10,809	$(10,891)

(l)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,084	02/2012	CBK	$0	$(20)	$(20)
Sell		22,355	02/2012	JPM	0	(764)	(764)
Sell		1,536	02/2012	UAG	0	(50)	(50)
Buy	BRL	133	01/2012	HUS	0	0	0
Sell		133	01/2012	HUS	0	(2)	(2)
Buy		133	01/2012	UAG	0	(3)	(3)
Sell		133	01/2012	UAG	0	0	0
Sell		320	03/2012	HUS	1	0	1
Sell		509	03/2012	MSC	1	0	1
Sell		133	03/2012	UAG	3	0	3
Sell	CAD	10,199	02/2012	DUB	0	(13)	(13)
Sell		1,041	02/2012	RBC	0	0	0
Buy	CNY	5,000	02/2012	DUB	18	0	18
Buy		12,827	02/2012	JPM	55	0	55
Buy		8,849	06/2012	CBK	1	0	1
Buy	EUR	1,835	01/2012	BRC	0	(59)	(59)
Sell		11,741	01/2012	BRC	929	0	929
Buy		287	01/2012	CBK	0	(36)	(36)
Buy		851	01/2012	DUB	0	(71)	(71)
Sell		11,145	01/2012	DUB	952	0	952
Sell		25,682	01/2012	FBL	1,069	0	1,069
Buy		25,682	01/2012	GST	0	(456)	(456)
Buy		930	01/2012	JPM	0	(6)	(6)
Buy		1,110	01/2012	MSC	0	(16)	(16)
Sell		87	01/2012	MSC	9	0	9
Buy		1,334	01/2012	RBC	0	(56)	(56)
Sell		100	01/2012	RBC	8	0	8
Sell		25,682	02/2012	GST	457	0	457
Sell	GBP	2,824	01/2012	BRC	43	0	43
Sell		11,310	01/2012	GST	132	0	132
Buy		14,134	01/2012	RBC	0	(184)	(184)
Sell		14,134	02/2012	RBC	184	0	184
Buy	IDR	2,340,200	01/2012	BOA	0	(4)	(4)
Buy		1,198,000	01/2012	DUB	0	(8)	(8)
Sell		7,577,006	01/2012	GST	0	(1)	(1)
Buy		1,226,000	01/2012	HUS	0	(7)	(7)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	IDR	12,261,338	01/2012	JPM	$8	$0	$8
Buy		17,425,600	01/2012	UAG	0	(56)	(56)
Sell		2,351,550	01/2012	UAG	2	0	2
Sell	INR	189,400	07/2012	BRC	246	0	246
Sell		20,765	07/2012	DUB	0	0	0
Sell		11,433	07/2012	GST	0	(2)	(2)
Sell		21,402	07/2012	HUS	3	(2)	1
Sell		137,006	07/2012	JPM	168	(2)	166
Buy		380,006	07/2012	UAG	0	(1,351)	(1,351)
Sell	JPY	185,429	01/2012	DUB	6	0	6
Sell	KRW	2,598,375	02/2012	BRC	35	0	35
Buy		4,788,100	02/2012	CBK	0	(169)	(169)
Sell		191,862	02/2012	DUB	0	0	0
Sell		511,655	02/2012	GST	0	0	0
Sell		460,400	02/2012	HUS	5	0	5
Sell		1,024,675	02/2012	MSC	21	0	21
Buy	MXN	26,394	03/2012	HUS	0	(65)	(65)
Sell		19,585	03/2012	UAG	11	0	11
Sell	MYR	1,975	04/2012	BRC	0	(2)	(2)
Buy		815	04/2012	CBK	0	(8)	(8)
Sell		2,278	04/2012	DUB	0	(3)	(3)
Sell		714	04/2012	HUS	0	(1)	(1)
Sell		3,453	04/2012	JPM	0	(3)	(3)
Buy		7,604	04/2012	UAG	0	(118)	(118)
Buy	PHP	83,108	03/2012	BRC	0	(49)	(49)
Sell		63,866	03/2012	BRC	4	(5)	(1)
Buy		94,572	03/2012	CBK	0	(24)	(24)
Sell		16,273	03/2012	GST	0	(1)	(1)
Sell		23,722	03/2012	HUS	0	(1)	(1)
Sell		47,737	03/2012	JPM	11	0	11
Sell		26,058	03/2012	MSC	6	0	6
Sell	SGD	894	02/2012	BRC	2	(3)	(1)
Sell		657	02/2012	CBK	8	0	8
Sell		254	02/2012	DUB	0	(1)	(1)
Sell		260	02/2012	HUS	0	(1)	(1)
Buy		2,582	02/2012	JPM	10	0	10
Sell		517	02/2012	UAG	2	(1)	1

					$4,410	$(3,624)	$786

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$4,311	$0	$4,311
Corporate Bonds & Notes
Banking & Finance	0	175,471	0	175,471
Industrials	0	24,042	0	24,042
Utilities	0	2,677	0	2,677
Municipal Bonds & Notes
North Carolina	0	1,815	0	1,815
Ohio	0	144	0	144
West Virginia	0	72	0	72
U.S. Government Agencies	0	34,774	2,878	37,652
U.S. Treasury Obligations	0	659,692	0	659,692
Mortgage-Backed Securities	0	72,246	2,795	75,041
Asset-Backed Securities	0	60,909	1,974	62,883
Sovereign Issues	0	56,764	0	56,764
Convertible Preferred Securities
Banking & Finance	317	0	0	317
Short-Term Instruments
Certificates of Deposit	0	6,627	0	6,627

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Commercial Paper	$0	$3,599	$0	$3,599
Repurchase Agreements	0	36,653	0	36,653
U.S. Treasury Bills	0	38,509	0	38,509
PIMCO Short-Term Floating NAV Portfolio	65,218	0	0	65,218
Purchased Options
Commodity Contracts	0	674	0	674
Interest Rate Contracts	0	104	0	104
	$65,535	$1,179,083	$7,647	$1,252,265

Short Sales, at value	$0	$(10,891)	$0	$(10,891)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	192	2,383	0	2,575
Credit Contracts	0	248	0	248
Foreign Exchange Contracts	0	4,410	0	4,410
Interest Rate Contracts	1,121	369	0	1,490
	$1,313	$7,410	$0	$8,723

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(456)	$(1,075)	$0	$(1,531)
Credit Contracts	0	(868)	0	(868)
Foreign Exchange Contracts	0	(3,630)	0	(3,630)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Interest Rate Contracts	$(13)	$(594)	$(71)	$(678)
	$(469)	$(6,167)	$(71)	$(6,707)

Totals	$66,379	$1,169,435	$7,576	$1,243,390

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
U.S. Government Agencies	$6,647	$(3,399)	$(386)	$0	$0	$16	$0	$0	$2,878	$15
Mortgage-Backed Securities	1,852	2,831	(800)	18	5	(4)	0	(1,107)	2,795	(54)
Asset-Backed Securities	7,544	0	(1,412)	47	48	20	0	(4,273)	1,974	(35)
Short-Term Instruments
Short-Term Notes	3,996	0	(4,100)	102	0	2	0	0	0	0
Purchased Options
Commodity Contracts	156	0	(212)	0	57	(1)	0	0	0	0

	20,195	(568)	(6,910)	167	110	33	0	(5,380)	7,647	(74)

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(172)	$380	$0	$0	$(224)	$16	$0	$0	$0	$0
Interest Rate Contracts	(546)	0	0	0	240	235	0	0	(71)	106

	(718)	380	0	0	16	251	0	0	(71)	106

Totals	$19,477	$(188)	$(6,910)	$167	$126	$284	$0	$(5,380)	$7,576	$32

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$674	$0	$0	$0	$104	$778
Variation margin receivable on financial derivative instruments (2)	45	0	0	0	108	153
Unrealized appreciation on foreign currency contracts	0	0	0	4,410	0	4,410
Unrealized appreciation on OTC swap agreements	2,383	248	0	0	369	3,000

	$3,102	$248	$0	$4,410	$581	$8,341

Liabilities:
Written options outstanding	$755	$0	$0	$6	$427	$1,188
Unrealized depreciation on foreign currency contracts	0	0	0	3,624	0	3,624
Unrealized depreciation on OTC swap agreements	320	868	0	0	238	1,426

	$1,075	$868	$0	$3,630	$665	$2,638

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$57	$0	$0	$0	$283	$340
Net realized gain (loss) on futures contracts, written options and swaps	(98,720)	(33)	0	77	(507)	(99,183)
Net realized gain on foreign currency transactions	0	0	0	4,420	0	4,420

	$(98,663)	$(33)	$0	$4,497	$(224)	$(94,423)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(358)	$0	$0	$0	$(175)	$(533)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(6,219)	(592)	0	14	2,528	(4,269)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	172	0	172

	$(6,577)	$(592)	$0	$186	$2,353	$(4,630)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $844 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn® Strategy Portfolio			PIMCO Cayman Commodity Portfolio I Ltd. (Subsidiary)
AZD	$0	$0	$0	$2	$0	$2
BOA	10	(60)	(50)	0	0	0
BPS	(69)	0	(69)	0	0	0
BRC	1,199	(1,080)	119	(13)	2,334	2,321
CBK	(200)	0	(200)	(1)	403	402
DUB	834	(780)	54	0	842	842
FBF	36	0	36	(10)	1,624	1,614
FBL	1,070	(960)	110	0	0	0
GLM	151	(270)	(119)	2,066	(1,630)	436
GST	92	0	92	26	0	26
HUS	(3)	0	(3)	0	0	0
JPM	(432)	278	(154)	(27)	1,400	1,373
MSC	21	(80)	(59)	0	0	0
MYC	50	0	50	(46)	(495)	(541)
RBC	(48)	0	(48)	0	0	0
RYL	(16)	0	(16)	0	0	0
SOG	0	0	0	(13)	0	(13)
UAG	(1,518)	1,330	(188)	(2)	110	108

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparties Risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic

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and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

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Notes to Financial Statements (Cont.)

Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s brokerage account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection)

26	PIMCO VARIABLE INSURANCE TRUST

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to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified

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Notes to Financial Statements (Cont.)

underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2011 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Portfolio I Ltd.	07/21/2006	08/01/2006	$704,063	$134,326	19.1%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2011, the amount was $1,056,667.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$2,846	$403,128	$(340,756)		$(9)	$9	$65,218	$28

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,988,038	$6,982,050	$358,700	$210,192

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	24,705	$211,747	19,065	$159,782
Advisor Class	5,744	50,558	4,713	39,450
Issued as reinvestment of distributions
Administrative Class	10,511	86,808	9,989	80,797
Advisor Class	2,419	20,192	2,060	16,772
Cost of shares redeemed
Administrative Class	(19,759)	(169,486)	(20,602)	(169,183)
Advisor Class	(4,664)	(40,234)	(2,147)	(17,663)
Net increase resulting from Portfolio share transactions	18,956	$159,585	13,078	$109,955

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Commodity Subsidiary’s contemplated activities also cannot be carried forward to reduce future Commodity Subsidiary’s income in subsequent years. However, if the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

DECEMBER 31, 2011	ANNUAL REPORT	31

Notes to Financial Statements  (Cont.)

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$39,897	$2,547	$(6,188)	$(3,794)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,257,069	$14,042	$(18,846)	$(4,804)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$107,000	$—	$—
12/31/2010	$97,569	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DTDBRTCO CAL12	2012 Calendar Dated Brent Margin	GOCOCAL CAL12	2012 Calendar Margin ICE Gasoil vs Brent
CDX.EM	Credit Derivatives Index - Emerging Markets	EUMARGIN CAL12	2012 Calendar European Refined Margin	LSFOCOCAL12	2012 Calendar Margin Platts Northwest Europe 1% Fuel Oil Cargoes vs Brent
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	EUROBOBCO CAL12	2012 Calendar Margin Eurobob Gasoline vs Brent	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EUROJETCOCAL12	2012 Calendar Margin NWE CIF Jet vs Brent	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	FRCPXTOB	France Consumer Price ex-Tobacco Index	NGCAL19	2019 Calendar Natural Gas
DJUBSTR	Dow Jones-UBS Commodity Index Total Return

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygen Blending
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

15.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	37

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Glossary	34
Federal Income Tax Information	35
Management of the Trust	36
Privacy Policy	38
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	39

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodities future contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.7%
Corporate Bonds & Notes	16.2%
Short-Term Instruments	12.0%
Mortgage-Backed Securities	6.0%
Asset-Backed Securities	5.0%
Other	8.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	-7.54%	2.38%	2.30%
Dow Jones-UBS Commodity Index Total Return±	-13.32%	-2.07%	-0.65%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the fees and expenses of the subsidiary, as supplemented to date, is 1.15% for Advisor Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$908.90	$1,020.06
Expenses Paid During Period*	$4.91	$5.19
Net Annualized Expense Ratio**	1.02%	1.02%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for special purpose vehicles. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»

The Portfolio seeks to outperform the Dow Jones-UBS Commodity Index Total return by actively managing its commodity exposure, by holding Treasury Inflation-Protected Securities (TIPS) as collateral and by actively managing this collateral portfolio.

»	Commodities sold off during the reporting period as markets downgraded global economic growth expectations.

»

Active commodity strategies designed to combat the effects of contango (by holding futures contracts further out on the commodities futures curves) added value as the deferred roll indexes held within the portfolio outperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (TIPS) as collateral, benefited performance as TIPS outperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return. TIPS posted strong positive returns during the reporting period amid an aggressive rally in real yields on the back of investor flight-to-quality and slower global growth due to heightened sovereign risk concerns in Europe. However, an underweight allocation to U.S. TIPS detracted from returns.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Exposure to U.K. real duration during the last quarter of the reporting period contributed to performance as U.K. real yields rallied during this period.

»

Holdings of Italian linkers (or inflation-linked bonds) during the second and third quarters of the reporting period detracted from returns as Italian real yields rose significantly during this period.

»	Exposure to select investment grade corporate securities, especially in the financial sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market (EM) currencies detracted from returns as these currencies depreciated against the U.S. dollar; however, short exposure to the euro somewhat limited the downside.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$9.06	$8.64	$7.01	$13.35	$11.30
Net investment income (a)	0.12	0.10	0.20	0.42	0.46
Net realized/unrealized gain (loss)	(0.70)	1.72	2.64	(6.08)	2.11
Total income (loss) from investment operations	(0.58)	1.82	2.84	(5.66)	2.57
Dividends from net investment income	(1.21)	(1.25)	(0.44)	(0.56)	(0.52)
Distributions from net realized capital gains	0.00	(0.15)	(0.77)	(0.12)	0.00
Total distributions	(1.21)	(1.40)	(1.21)	(0.68)	(0.52)
Net asset value end of year	$7.27	$9.06	$8.64	$7.01	$13.35
Total return	(7.54)%	24.25%	41.62%	(43.85)%	23.15%
Net assets end of year (000s)	$132,255	$133,279	$87,037	$42,491	$33,854
Ratio of expenses to average net assets	1.01%	1.03%	1.08%	1.16%	1.06%
Ratio of expenses to average net assets excluding waivers	1.15%	1.15%	1.21%	1.25%	1.13%
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.97%
Ratio of expenses to average net assets excluding interest expense and waivers	1.13%	1.11%	1.12%	1.08%	1.04%
Ratio of net investment income to average net assets	1.42%	1.21%	2.43%	3.19%	3.76%
Portfolio turnover rate	523%*	536%*	742%	1,156%	856%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$1,150,394
Investments in Affiliates, at value	65,218
Repurchase agreements, at value	36,653
Cash	8
Deposits with counterparty	56
Foreign currency, at value	447
Receivable for investments sold	17,607
Receivable for investments sold on a delayed-delivery basis	7,499
Receivable for Portfolio shares sold	502
Interest and dividends receivable	4,998
Dividends receivable from Affiliates	5
Variation margin receivable on financial derivative instruments	153
Reimbursement receivable from PIMCO	86
OTC swap premiums paid	1,479
Unrealized appreciation on foreign currency contracts	4,410
Unrealized appreciation on OTC swap agreements	3,000
1,292,515

Liabilities:
Payable for reverse repurchase agreements	$80,929
Payable for investments purchased	225
Payable for investments in Affiliates purchased	4
Payable for investments purchased on a delayed-delivery basis	474,361
Payable for short sales	10,891
Deposits from counterparty	12,002
Payable for Portfolio shares redeemed	1,813
Written options outstanding	1,188
Accrued investment advisory fees	373
Accrued supervisory and administrative fees	184
Accrued distribution fees	47
Accrued servicing fees	53
OTC swap premiums received	270
Unrealized depreciation on foreign currency contracts	3,624
Unrealized depreciation on OTC swap agreements	1,426
Other liabilities	1,062
588,452

Net Assets	$704,063

Net Assets Consist of:
Paid in capital	$671,600
Undistributed net investment income	11,743
Accumulated undistributed net realized gain	18,010
Net unrealized appreciation	2,710
$704,063

Net Assets:
Administrative Class	$571,808
Advisor Class	132,255

Shares Issued and Outstanding:
Administrative Class	79,403
Advisor Class	18,203

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$7.20
Advisor Class	7.27

Cost of Investments	$1,150,886
Cost of Investments in Affiliates	$65,209
Cost of Repurchase Agreements	$36,653
Cost of Foreign Currency Held	$451
Proceeds Received on Short Sales	$10,809
Premiums Received on Written Options	$2,358

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$18,241
Dividends	23
Dividends from Affiliate investments	28
Total Income	18,292

Expenses:
Investment advisory fees	4,456
Supervisory and administrative fees	2,197
Servicing fees – Administrative Class	917
Distribution and/or servicing fees – Advisor Class	362
Trustees’ fees	12
Interest expense	114
Miscellaneous expense	1
Total Expenses	8,059
Waiver by PIMCO	(1,057)
Net Expenses	7,002

Net Investment Income	11,290

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	33,331
Net realized (loss) on Affiliate investments	(9)
Net realized (loss) on futures contracts, written options and swaps	(99,183)
Net realized gain on foreign currency transactions	4,101
Net change in unrealized (depreciation) on investments	(3,455)
Net change in unrealized appreciation on Affiliate investments	9
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(4,269)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	133
Net (Loss)	(69,342)

Net (Decrease) in Net Assets Resulting from Operations	$(58,052)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,290	$7,375
Net realized gain (loss)	(61,751)	121,533
Net realized (loss) on Affiliate investments	(9)	(2)
Net change in unrealized appreciation (depreciation)	(7,591)	3,742
Net change in unrealized appreciation on Affiliate investments	9	0
Net increase (decrease) resulting from operations	(58,052)	132,648

Distributions to Shareholders:
From net investment income
Administrative Class	(86,808)	(71,572)
Advisor Class	(20,192)	(14,699)
From net realized capital gains
Administrative Class	0	(9,225)
Advisor Class	0	(2,073)

Total Distributions	(107,000)	(97,569)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	159,585	109,955

Total Increase (Decrease) in Net Assets	(5,467)	145,034

Net Assets:
Beginning of year	709,530	564,496
End of year*	$704,063	$709,530

*Including undistributed net investment income of:	$11,743	$98,135

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
NRG Energy, Inc.
4.000% due 07/01/2018		$995	$	994
Springleaf Finance Corp.
5.500% due 05/10/2017		3,800		3,317

Total Bank Loan Obligations (Cost $4,775)				4,311

CORPORATE BONDS & NOTES 28.7%

BANKING & FINANCE 24.9%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		730		767
Ally Financial, Inc.
3.963% due 06/20/2014		6,200		5,829
American International Group, Inc.
3.650% due 01/15/2014		1,100		1,069
8.175% due 05/15/2068		800		720
ANZ National International Ltd.
0.919% due 08/19/2014		1,000		1,005
Bank of America Corp.
5.375% due 06/15/2014		1,000		996
Bank of Montreal
2.850% due 06/09/2015		1,900		1,971
BPCE S.A.
2.375% due 10/04/2013		600		581
Citigroup, Inc.
0.715% due 11/05/2014		500		456
1.307% due 02/15/2013		11,000		10,799
6.000% due 12/13/2013		1,500		1,553
7.375% due 06/16/2014	EUR	1,600		2,213
Commonwealth Bank of Australia
0.814% due 07/12/2013		$8,900		8,900
0.839% due 09/17/2014		15,800		15,812
Countrywide Financial Corp.
5.800% due 06/07/2012		300		301
Dexia Credit Local
0.927% due 03/05/2013		1,000		947
Dexia Credit Local S.A.
0.908% due 04/29/2014		7,900		7,172
Ford Motor Credit Co. LLC
3.148% due 01/13/2012		800		801
7.000% due 10/01/2013		1,000		1,063
7.500% due 08/01/2012		2,000		2,065
7.800% due 06/01/2012		200		204
FUEL Trust
3.984% due 12/15/2022		3,000		3,003
General Electric Capital Corp.
0.567% due 09/21/2012		2,800		2,805
0.567% due 12/21/2012		3,100		3,109
0.697% due 06/01/2012		15,000		15,028
Goldman Sachs Group, Inc.
0.894% due 01/12/2015		6,000		5,323
1.020% due 03/22/2016		2,000		1,728
1.762% due 11/15/2014	EUR	700		806
HBOS PLC
6.750% due 05/21/2018		$1,000		803
HCP, Inc.
6.700% due 01/30/2018		1,000		1,113
ING Bank NV
1.379% due 03/30/2012		6,300		6,285
1.725% due 10/18/2013		5,200		5,051
International Lease Finance Corp.
5.625% due 09/20/2013		400		393
5.750% due 05/15/2016		3,000		2,786
6.500% due 09/01/2014		300		308

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.750% due 09/01/2016		$300	$	309
7.125% due 09/01/2018		600		624
LeasePlan Corp. NV
3.000% due 05/07/2012		1,200		1,209
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		700		189
7.000% due 09/27/2027 ^		100		26
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000		1,044
Macquarie Bank Ltd.
2.600% due 01/20/2012		300		300
Merrill Lynch & Co., Inc.
0.757% due 06/05/2012		2,000		1,962
2.034% due 07/22/2014	EUR	200		223
2.154% due 09/27/2012		200		251
6.050% due 08/15/2012		$4,000		4,058
Morgan Stanley
0.883% due 10/15/2015		600		505
1.807% due 03/01/2013	EUR	200		246
2.953% due 05/14/2013		$6,100		5,860
National Australia Bank Ltd.
0.891% due 07/08/2014		7,900		7,935
NIBC Bank NV
2.800% due 12/02/2014		5,200		5,436
Pacific Life Global Funding
5.150% due 04/15/2013		300		313
Royal Bank of Scotland Group PLC
1.316% due 04/23/2012		500		501
1.840% due 01/30/2017	EUR	300		268
2.915% due 08/23/2013		$3,700		3,559
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		5,300		5,291
SLM Corp.
5.050% due 11/14/2014		2,000		1,974
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		500		455
UBS AG
2.250% due 08/12/2013		3,500		3,471
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		3,000		2,978
Westpac Banking Corp.
0.734% due 12/14/2012		10,200		10,213
3.585% due 08/14/2014		1,500		1,600
Westpac Securities NZ Ltd.
2.500% due 05/25/2012		900		906

				175,471

INDUSTRIALS 3.4%
Boston Scientific Corp.
5.450% due 06/15/2014		500		535
Cardinal Health, Inc.
6.000% due 06/15/2017		400		464
Dow Chemical Co.
4.850% due 08/15/2012		1,000		1,023
Lyondell Chemical Co.
11.000% due 05/01/2018		1,946		2,136
Masco Corp.
6.125% due 10/03/2016		1,000		1,027
NXP BV
4.322% due 10/15/2013	EUR	1,007		1,291
Office Depot, Inc.
6.250% due 08/15/2013		$1,000		938
Petroleos Mexicanos
5.500% due 01/21/2021		400		436

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Rexam PLC
6.750% due 06/01/2013		$400	$	422
RPM International, Inc.
6.500% due 02/15/2018		1,000		1,131
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000		1,135
Steel Dynamics, Inc.
7.375% due 11/01/2012		2,000		2,088
UST LLC
6.625% due 07/15/2012		900		926
Videotron Ltee
6.875% due 01/15/2014		304		306
Volkswagen International Finance NV
1.625% due 08/12/2013		2,500		2,508
Wesfarmers Ltd.
2.983% due 05/18/2016		7,200		7,266
Xstrata Canada Corp.
7.350% due 06/05/2012		400		410

				24,042

UTILITIES 0.4%
TDC A/S
3.500% due 02/23/2015	EUR	2,000		2,677

Total Corporate Bonds & Notes (Cost $205,191)				202,190

MUNICIPAL BONDS & NOTES 0.3%

NORTH CAROLINA 0.3%
North Carolina State Education Assistance Authority, Series 2011
0.868% due 10/26/2020		$1,827		1,815

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047		200		144

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		100		72

Total Municipal Bonds & Notes (Cost $2,113)				2,031

U.S. GOVERNMENT AGENCIES 5.4%
Fannie Mae
0.644% due 05/25/2042		12		12
0.974% due 02/25/2041		2,723		2,748
1.418% due 10/01/2044		13		13
2.381% due 05/25/2035		110		115
2.521% due 11/01/2034		86		92
4.500% due 04/01/2023 - 04/01/2024		2,523		2,693
5.043% due 07/01/2035		104		112
5.349% due 01/01/2036		450		484
5.359% due 11/01/2035		243		262
5.500% due 12/01/2036		7,898		8,618
Freddie Mac
0.247% due 03/21/2013 (g)		10,600		10,612
0.508% due 02/15/2019		722		721
0.554% due 08/25/2031		3		2
0.728% due 08/15/2033		3,058		3,058
1.418% due 02/25/2045		142		136
2.107% due 07/01/2036		382		400
2.261% due 09/01/2036		366		385
2.410% due 01/01/2034		13		14
2.464% due 10/01/2036		333		354

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Ginnie Mae
0.585% due 03/20/2037		$3,210	$	3,213
NCUA Guaranteed Notes
0.724% due 10/07/2020		1,222		1,224
0.834% due 12/08/2020		1,648		1,654
Small Business Administration
5.510% due 11/01/2027		651		730

Total U.S. Government Agencies (Cost $37,217)				37,652

U.S. TREASURY OBLIGATIONS 93.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016		86,980		90,759
0.500% due 04/15/2015		26,424		27,669
0.625% due 04/15/2013		5,356		5,450
0.625% due 07/15/2021		59,872		64,077
1.125% due 01/15/2021 (e)(g)		19,350		21,592
1.250% due 04/15/2014 (f)		26,745		28,049
1.250% due 07/15/2020 (f)(g)		41,604		47,087
1.375% due 07/15/2018 (g)		4,199		4,758
1.375% due 01/15/2020		25,965		29,577
1.625% due 01/15/2015		19,675		21,234
1.875% due 07/15/2013		30,312		31,721
1.875% due 07/15/2019 (f)(g)		26,351		31,069
2.000% due 01/15/2014		36,269		38,436
2.000% due 01/15/2016		42,378		47,407
2.000% due 01/15/2026		1,255		1,543
2.125% due 01/15/2019 (g)		7,696		9,156
2.125% due 02/15/2041		3,721		5,028
2.375% due 01/15/2017		22,452		26,069
2.375% due 01/15/2025		1,441		1,833
2.375% due 01/15/2027		1,572		2,031
2.625% due 07/15/2017		8,959		10,669
2.625% due 07/15/2017 (g)		16,387		19,513
3.000% due 07/15/2012		72,958		74,571
3.625% due 04/15/2028		1,540		2,289
3.875% due 04/15/2029		2,341		3,653
U.S. Treasury Notes
0.500% due 11/30/2012 (g)		12,300		12,341
0.625% due 06/30/2012		300		301
4.875% due 02/15/2012		1,800		1,810

Total U.S. Treasury Obligations (Cost $653,476)				659,692

MORTGAGE-BACKED SECURITIES 10.7%
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,208		1,237
Arran Residential Mortgages Funding PLC
2.910% due 11/19/2047	EUR	8,100		10,447
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		$736		692
2.028% due 11/15/2015		6,305		5,710
5.691% due 06/24/2050		300		330
Banc of America Mortgage Securities, Inc.
2.843% due 06/25/2035		331		261
5.011% due 11/25/2034		232		195
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.446% due 06/10/2049		132		130
5.622% due 06/10/2049		132		133
BCAP LLC Trust
5.250% due 08/26/2037		2,400		2,352
5.636% due 03/26/2037		600		443
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		64		59
2.250% due 08/25/2035		113		97
2.710% due 03/25/2035		206		192

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.727% due 03/25/2035		$208	$	161
2.909% due 01/25/2035		647		549
2.918% due 01/25/2035		811		694
3.016% due 03/25/2035		62		59
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		598		351
3.618% due 12/26/2046		3,440		2,040
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049		91		101
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		135		121
2.450% due 09/25/2035		151		121
2.580% due 10/25/2035		1,148		944
5.611% due 09/25/2037 ^		1,014		574
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		400		440
5.886% due 11/15/2044		200		223
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		586		604
Countrywide Alternative Loan Trust
0.464% due 05/25/2047		3,070		1,654
0.480% due 12/20/2046		2,567		1,181
6.000% due 02/25/2037		442		269
Countrywide Home Loan Mortgage Pass-Through Trust
2.763% due 11/19/2033		11		10
2.795% due 08/25/2034		75		52
Credit Suisse Mortgage Capital Certificates
0.508% due 10/15/2021		1,391		1,303
5.383% due 02/15/2040		400		437
5.467% due 09/18/2039		1,000		1,107
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800		6,034
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034		30		26
Fosse Master Issuer PLC
1.805% due 10/18/2054		3,100		3,091
Gosforth Funding PLC
2.432% due 04/24/2047	GBP	4,000		6,083
Granite Master Issuer PLC
0.325% due 12/20/2054		$319		305
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	393		582
Greenpoint Mortgage Funding Trust
0.374% due 01/25/2047 ^		$51		48
0.564% due 11/25/2045		16		8
GS Mortgage Securities Corp.
1.317% due 03/06/2020		300		297
3.849% due 12/10/2043		3,512		3,693
4.592% due 08/10/2043		1,400		1,543
GSR Mortgage Loan Trust
2.853% due 01/25/2035		163		137
Harborview Mortgage Loan Trust
0.525% due 03/19/2036		97		51
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	4,100		5,290
Indymac INDA Mortgage Loan Trust
5.066% due 11/25/2035		$470		348
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047		340		362
5.429% due 12/12/2043		310		334
JPMorgan Mortgage Trust
2.773% due 08/25/2035		189		157
2.810% due 07/25/2035		159		143
5.024% due 02/25/2035		602		586

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		$200	$	220
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034		100		92
Mellon Residential Funding Corp.
1.018% due 09/15/2030		443		353
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100		107
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035		434		366
Morgan Stanley Capital
5.879% due 06/11/2049		25		28
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1,066		1,050
Permanent Master Issuer PLC
2.872% due 07/15/2042	EUR	400		516
RBSCF Trust
6.007% due 12/16/2049		$600		675
Residential Accredit Loans, Inc.
0.544% due 08/25/2037		2,085		1,135
1.568% due 09/25/2045		260		137
Sequoia Mortgage Trust
0.485% due 07/20/2036		759		545
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/2035		24		14
2.480% due 02/25/2034		41		37
5.500% due 12/25/2034		422		382
Structured Asset Mortgage Investments, Inc.
0.945% due 10/19/2034		37		31
Vornado DP LLC
4.004% due 09/13/2028		1,500		1,617
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		680		609
0.368% due 09/15/2021		551		524
5.088% due 08/15/2041		300		322
5.418% due 01/15/2045		310		339
5.572% due 10/15/2048		200		218
WaMu Mortgage Pass-Through Certificates
0.978% due 05/25/2047		424		244
5.152% due 12/25/2035		433		356
5.550% due 08/25/2035		160		132
Wells Fargo Mortgage-Backed Securities Trust
2.689% due 03/25/2036		424		339
5.000% due 06/25/2033		277		262

Total Mortgage-Backed Securities (Cost $78,280)				75,041

ASSET-BACKED SECURITIES 8.9%
AMMC CDO
0.731% due 05/03/2018		492		470
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	757		889
ARES CLO Ltd.
0.768% due 03/12/2018		$578		561
Babson CLO Ltd.
0.777% due 11/15/2016		414		403
Carrington Mortgage Loan Trust
0.614% due 10/25/2035		95		88
Citibank Omni Master Trust
2.378% due 05/16/2016		3,300		3,321
3.028% due 08/15/2018		6,100		6,403
Commercial Industrial Finance Corp.
0.704% due 05/10/2021		4,600		4,285
0.787% due 03/01/2021		4,300		4,019

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.474% due 07/25/2036		$1,654	$	1,352
0.544% due 04/25/2036		246		211
5.463% due 04/25/2036		1,691		1,566
Credit-Based Asset Servicing & Securitization LLC
0.414% due 07/25/2037		32		23
Cumberland CLO Ltd.
0.694% due 11/10/2019		1,346		1,296
Duane Street CLO
0.688% due 11/08/2017		485		465
First CLO Ltd.
0.854% due 12/14/2016		223		218
First Franklin Mortgage Loan Asset-Backed Certificates
0.634% due 11/25/2035		5,901		4,892
0.674% due 09/25/2035		3,324		3,132
Ford Credit Auto Owner Trust
2.778% due 05/15/2013		233		233
Globaldrive BV
2.737% due 04/20/2018	EUR	2,103		2,752
GSAMP Trust
0.364% due 12/25/2036		$94		62
Gulf Stream Compass CLO Ltd.
0.763% due 07/15/2016		129		127
Harvest CLO S.A.
2.228% due 03/29/2017	EUR	191		240
Illinois Student Assistance Commission
0.898% due 04/25/2017		$253		251
Katonah Ltd.
0.883% due 09/20/2016		974		955
Landmark CDO Ltd.
0.827% due 06/01/2017		1,274		1,227
LCM LP
0.797% due 03/21/2019		1,100		1,012
Magi Funding PLC
2.015% due 04/11/2021	EUR	558		661
MBNA Credit Card Master Note Trust
5.600% due 07/17/2014		2,700		3,512
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047		$216		148
Nelnet Student Loan Trust
1.118% due 07/25/2018		295		295
Penta CLO S.A.
1.917% due 06/04/2024	EUR	1,162		1,337
Premium Loan Trust Ltd.
0.798% due 10/25/2014		$85		84
Racers
0.811% due 07/25/2017		986		962
SLM Student Loan Trust
0.458% due 04/25/2019		2,200		2,128
1.835% due 10/25/2023	EUR	900		1,045
1.918% due 04/25/2023		$5,657		5,794
1.928% due 12/15/2017		534		536

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.350% due 04/15/2039		$1,327	$	1,331
4.500% due 11/16/2043		2,508		2,381
Specialty Underwriting & Residential Finance
0.354% due 01/25/2038		149		133
Structured Asset Securities Corp.
1.757% due 04/25/2035		704		540
Symphony CLO Ltd.
0.697% due 05/15/2019		700		656
Wind River CLO Ltd.
0.889% due 12/19/2016		660		628
Wood Street CLO BV
1.988% due 03/29/2021	EUR	214		259

Total Asset-Backed Securities (Cost $63,976)				62,883

SOVEREIGN ISSUES 8.1%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	1,200		1,482
3.000% due 09/20/2025		5,200		6,857
4.000% due 08/20/2020		4,900		9,312
Canada Government Bond
2.750% due 09/01/2016	CAD	14,000		14,656
4.250% due 12/01/2021 (b)		727		1,022
Export-Import Bank of Korea
1.592% due 03/13/2012		$2,700		2,699
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)	EUR	4,612		4,477
2.600% due 09/15/2023 (b)		994		968
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	300		364
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	1,852		3,669
4.750% due 12/07/2030		5,600		11,258

Total Sovereign Issues (Cost $55,577)				56,764

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		300		317

Total Convertible Preferred Securities (Cost $300)				317

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.4%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bradesco S.A.
1.950% due 01/24/2013		$3,600		3,628
Itau Unibanco Holding S.A.
0.000% due 01/11/2012		3,000		2,999

				6,627

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
COMMERCIAL PAPER 0.5%
Vodafone Group PLC
0.880% due 01/19/2012	$3,600	$	3,599

REPURCHASE AGREEMENTS 5.2%
Banc of America Securities LLC
0.060% due 01/03/2012	1,000		1,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $1,036. Repurchase proceeds are $1,000.)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	6,600		6,600
(Dated 12/30/2011. Collateralized by Fannie Mae 3.200% due 10/29/2020 valued at $6,733. Repurchase proceeds are $6,600.)
Morgan Stanley & Co., Inc.
0.060% due 01/03/2012	28,300		28,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 06/30/2014 valued at $28,566. Repurchase proceeds are $28,300.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	753		753
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $120 and Freddie Mac 5.500% due 08/20/2012 valued at $653. Repurchase proceeds are $753.)

			36,653

U.S. TREASURY BILLS 5.5%
0.017% due 01/12/2012 -12/13/2012 (a)(d)(e)(g)	38,511		38,509

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 9.3%
	6,512,035		65,218

Total Short-Term Instruments (Cost $150,569)			150,606

PURCHASED OPTIONS (i) 0.1%
(Cost $1,274)			778

Total Investments 177.9% (Cost $1,252,748)		$	1,252,265

Written Options (j) (0.2%) (Premiums $2,358)			(1,188)

Other Assets and Liabilities (Net) (77.7%)			(547,014)

Net Assets 100.0%		$	704,063

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, units, and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $640 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $14,616 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $43,543 at a weighted average interest rate of 0.196%. On December 31, 2011, securities valued at $82,257 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,716 and cash of $56 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2013	328	$489
90-Day Eurodollar June Futures	Long	06/2013	55	66
90-Day Eurodollar March Futures	Long	03/2013	271	322
90-Day Eurodollar September Futures	Long	09/2013	159	237
Brent Crude December Futures	Short	11/2012	45	34
Brent Crude December Futures	Long	11/2013	23	18
Brent Crude June Futures	Short	05/2012	12	43
Brent Crude June Futures	Long	05/2013	9	(22)
Gold 100 oz. February Futures	Long	02/2012	23	(269)
RBOB Gasoline April Futures	Long	03/2012	27	76
RBOB Gasoline June Futures	Long	05/2012	52	(1)
RBOB Gasoline May Futures	Short	04/2012	54	(144)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	22	7
U.S. Treasury 30-Year Bond March Futures	Long	03/2012	35	(13)
Wheat July Futures	Long	07/2012	7	18
Wheat July Futures	Short	07/2012	7	(17)
WTI Crude December Futures	Long	11/2012	3	3
WTI Crude December Futures	Long	11/2013	1	0
WTI Crude June Futures	Short	05/2012	4	(3)

				$844

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.588%	$	400	$(0)	$0	$(0)
HCP, Inc.	GST	(2.910%	)	03/20/2018	2.263%		1,000	(36)	0	(36)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	2.368%		1,000	20	0	20
Masco Corp.	CBK	(1.910%	)	12/20/2016	3.803%		1,000	82	0	82
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	7.616%		1,000	39	(24)	63
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.502%		400	(6)	0	(6)
RPM International, Inc.	GST	(1.500%	)	03/20/2018	1.837%		1,000	19	0	19
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.940%		1,000	26	0	26
UST LLC	BOA	(0.340%	)	09/20/2012	0.138%		900	(1)	0	(1)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.227%		400	(1)	0	(1)

								$142	$(24)	$166

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%	$	1,000	$(10)	$(14)	$4
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.818%		1,800	(109)	(60)	(49)
Brazil Government International Bond	RYL	1.000%	06/20/2015	1.306%		500	(5)	(10)	5
France Government Bond	JPM	0.250%	12/20/2015	1.997%		1,700	(111)	(34)	(77)
France Government Bond	RYL	0.250%	12/20/2015	1.997%		700	(46)	(14)	(32)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		3,600	(29)	81	(110)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.219%		100	(1)	2	(3)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		600	(5)	12	(17)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.219%		600	(5)	12	(17)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.219%		500	(4)	11	(15)
Merrill Lynch & Co., Inc.	UAG	1.000%	06/20/2012	4.897%		2,600	(46)	(67)	21
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		200	1	(2)	3
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%		400	4	3	1
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		600	3	7	(4)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,500	16	12	4
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.792%		4,200	36	99	(63)

							$(311)	$38	$(349)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Depreciation
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	300	$24	$41	$(17)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		800	64	119	(55)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		2,600	209	364	(155)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,500	121	212	(91)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		600	49	83	(34)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		900	72	127	(55)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		600	51	81	(30)

						$590	$1,027	$(437)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	3,300	$(73)	$(14)	$(59)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		2,700	(60)	(30)	(30)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM	BRL	9,500	159	5	154
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		3,800	64	5	59
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		3,200	57	0	57
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		400	8	1	7
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		900	19	4	15
Pay	1-Year BRL-CDI	12.280%	01/02/2013	BRC		4,000	88	16	72
Pay	1-Year BRL-CDI	9.970%	01/02/2014	BRC		1,600	(5)	0	(5)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		11,600	(0)	40	(40)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		5,200	3	23	(20)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		25,400	25	107	(82)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		3,700	10	12	(2)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	1,700	4	(1)	5

							$299	$168	$131

Total Return Swaps on Commodities
Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Wheat July Futures	$641.000	06/22/2012	AZD	40,000	$(18)	$0	$(18)
Pay	COMEX Gold 100 oz. February Futures	1,719.500	01/30/2012	DUB	810	124	0	124
Receive	DTDBRTCO CAL12 Index	0.001	12/31/2012	BRC	60,000	3	0	3
Receive	DTDBRTCO CAL12 Index	0.150	12/31/2012	MYC	12,000	(1)	0	(1)
Pay	EUMARGIN CAL12 Index	5.150	12/31/2012	BRC	36,000	(6)	0	(6)
Pay	EUMARGIN CAL12 Index	5.250	12/31/2012	BRC	24,000	(2)	0	(2)
Pay	EUMARGIN CAL12 Index	5.450	12/31/2012	BRC	24,000	3	0	3
Pay	EUMARGIN CAL12 Index	5.550	12/31/2012	BRC	12,000	3	0	3
Pay	EUROBOBCO CAL12 Index	2.550	12/31/2012	MYC	3,000	(4)	0	(4)
Pay	EUROBOBCO CAL12 Index	4.150	12/31/2012	BRC	15,000	6	0	6
Pay	EUROJETCOCAL12 Index	19.900	12/31/2012	BRC	6,000	(2)	0	(2)
Pay	EUROJETCOCAL12 Index	21.550	12/31/2012	MYC	1,200	2	0	2

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Total Return Swaps on Commodities (Cont.)
Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	GOCOCAL CAL12 Index	$15.650	12/31/2012	BRC	18,000	$(14)	$0	$(14)
Pay	GOCOCAL CAL12 Index	17.010	12/31/2012	MYC	3,600	2	0	2
Pay	ICE Brent Crude December Futures	104.800	11/16/2012	GST	20,000	120	0	120
Receive	ICE Brent Crude June Futures	106.620	05/17/2012	GST	20,000	(15)	0	(15)
Receive	KCBT Wheat July Futures	680.000	06/22/2012	AZD	40,000	20	0	20
Pay	LSFOCOCAL12 Index	7.700	12/31/2012	MYC	4,200	(2)	0	(2)
Pay	LSFOCOCAL12 Index	7.635	12/31/2012	BRC	21,000	(8)	0	(8)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	84,000	(82)	0	(82)
Receive	NYMEX Platinum April Futures	1,434.549	03/29/2012	DUB	810	(24)	0	(24)
Receive	NYMEX WTI Crude December Futures	97.600	11/19/2012	GST	20,000	8	0	8
Pay	NYMEX WTI Crude June Futures	99.000	05/23/2012	GST	20,000	(8)	0	(8)

						$105	$0	$105

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	BXCS1461 Index	24,766	3-Month U.S. Treasury Bill rate plus a specified spread	$	61,260	01/27/2012	BRC	$(8)
Receive	DJUBSF3T Index	82,899	3-Month U.S. Treasury Bill rate plus a specified spread		50,650	01/27/2012	BRC	12
Receive	CVICSTR3 Index	42,798	3-Month U.S. Treasury Bill rate plus a specified spread		12,930	01/27/2012	CBK	(2)
Receive	DJUBSF3T Index	9,918	3-Month U.S. Treasury Bill rate plus a specified spread		6,060	01/27/2012	CBK	1
Receive	DJUBSTR Index	169,981	3-Month U.S. Treasury Bill rate plus a specified spread		48,080	01/27/2012	DUB	(6)
Receive	DJUBSTR Index	262,538	3-Month U.S. Treasury Bill rate plus a specified spread		74,260	01/27/2012	FBF	(10)
Receive	DJUBSTR Index	248,322	3-Month U.S. Treasury Bill rate plus a specified spread		68,160	01/17/2012	GLM	2,066
Receive	DJUBSF3T Index	21,621	3-Month U.S. Treasury Bill rate plus a specified spread		13,210	01/27/2012	JPM	3
Receive	DJUBSTR Index	212,724	3-Month U.S. Treasury Bill rate plus a specified spread		60,170	01/27/2012	JPM	(8)
Receive	DJUBSTR Index	305,811	3-Month U.S. Treasury Bill rate plus a specified spread		86,500	01/27/2012	MYC	(11)
Receive	MOTT3001 Index	230,754	3-Month U.S. Treasury Bill rate plus a specified spread		70,230	01/27/2012	MYC	(9)
Receive	MOTT3002 Index	428,097	3-Month U.S. Treasury Bill rate plus a specified spread		128,820	01/27/2012	MYC	(19)
Receive	DJUBSTR Index	59,288	3-Month U.S. Treasury Bill rate plus a specified spread		16,770	01/27/2012	UAG	(2)

								$2,007

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

Variance Swaps
Pay/Receive Variance (7)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.038	01/13/2012	JPM	$	1,010	$(34)	$0	$(34)
Pay	London Gold Market Fixing Ltd. PM	0.038	01/18/2012	SOG		380	(13)	0	(13)
Pay	London Gold Market Fixing Ltd. PM	0.039	01/18/2012	DUB		380	(12)	0	(12)
Pay	London Gold Market Fixing Ltd. PM	0.065	03/05/2012	GST		730	4	0	4
Pay	London Gold Market Fixing Ltd. PM	0.064	03/06/2012	GST		660	4	0	4
Pay	NYMEX Natural Gas February Futures	0.168	01/26/2012	JPM		900	2	0	2

							$(49)	$0	$(49)

(7)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Heating Oil March Futures	CBK	$225.000	03/27/2012	20	$34	$13
Put - OTC Heating Oil March Futures	MYC	225.000	03/27/2012	12	45	7
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,565.000	08/06/2012	500	42	57
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,650.000	08/08/2012	200	24	33
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	48	335	212
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	82	517	335

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Commodity Futures Contracts (Cont.)
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC WTI Crude Oil July Futures	GST	$140.000	06/11/2012	7	$18	$9
Put - OTC WTI Heating Oil April Futures	BOA	225.000	03/27/2012	13	16	8

					$1,031	$674

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	9,000	$22	$4
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		6,600	221	100

								$243	$104

(j)	Written options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	JPM	$140.000	11/11/2013	48	$346	$(202)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	82	517	(338)
Put - OTC Brent Crude March Futures	CBK	80.000	03/12/2012	20	45	(13)
Put - OTC Brent Crude March Futures	MYC	80.000	03/12/2012	12	46	(8)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	500	42	(116)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,650.000	08/08/2012	200	26	(59)
Call - OTC RBOB Gasoline June Futures	GST	350.000	05/25/2012	7	20	(11)
Put - OTC WTI Crude Oil April Futures	BOA	80.000	03/12/2012	13	20	(8)

					$1,062	$(755)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	37,100	$182	$(50)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		9,000	51	(12)
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		4,000	0	(8)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		4,000	0	(7)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		3,900	0	(8)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		3,900	0	(7)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	14	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	10	(1)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		8,500	0	(55)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		8,500	0	(20)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		9,600	0	(43)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		9,600	0	(34)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		39,600	318	(16)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,600	76	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,800	52	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,600	64	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	34	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300	4	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,600	73	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		30,000	219	(94)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,900	13	0

								$1,117	$(356)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC EUR versus USD	JPM	$	1.337	01/13/2012	EUR	2,800	$19	$(6)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$3,400	$29	$(13)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,100	108	(48)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	1,000	13	(4)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,300	10	(6)

						$160	$(71)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	3,000,499	$148,500	AUD	0	EUR	8,200	$1,776
Sales	1,880	411,300		8,200		2,800	3,356
Closing Buys	(3,001,497)	(309,700)		0		(8,200)	(2,538)
Expirations	0	0		(8,200)		0	(77)
Exercised	0	(29,200)		0		0	(159)

Balance at 12/31/2011	882	$220,900	AUD	0	EUR	2,800	$2,358

(k)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	01/01/2042	$10,000	$10,809	$(10,891)

(l)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,084	02/2012	CBK	$0	$(20)	$(20)
Sell		22,355	02/2012	JPM	0	(764)	(764)
Sell		1,536	02/2012	UAG	0	(50)	(50)
Buy	BRL	133	01/2012	HUS	0	0	0
Sell		133	01/2012	HUS	0	(2)	(2)
Buy		133	01/2012	UAG	0	(3)	(3)
Sell		133	01/2012	UAG	0	0	0
Sell		320	03/2012	HUS	1	0	1
Sell		509	03/2012	MSC	1	0	1
Sell		133	03/2012	UAG	3	0	3
Sell	CAD	10,199	02/2012	DUB	0	(13)	(13)
Sell		1,041	02/2012	RBC	0	0	0
Buy	CNY	5,000	02/2012	DUB	18	0	18
Buy		12,827	02/2012	JPM	55	0	55
Buy		8,849	06/2012	CBK	1	0	1
Buy	EUR	1,835	01/2012	BRC	0	(59)	(59)
Sell		11,741	01/2012	BRC	929	0	929
Buy		287	01/2012	CBK	0	(36)	(36)
Buy		851	01/2012	DUB	0	(71)	(71)
Sell		11,145	01/2012	DUB	952	0	952
Sell		25,682	01/2012	FBL	1,069	0	1,069
Buy		25,682	01/2012	GST	0	(456)	(456)
Buy		930	01/2012	JPM	0	(6)	(6)
Buy		1,110	01/2012	MSC	0	(16)	(16)
Sell		87	01/2012	MSC	9	0	9
Buy		1,334	01/2012	RBC	0	(56)	(56)
Sell		100	01/2012	RBC	8	0	8
Sell		25,682	02/2012	GST	457	0	457
Sell	GBP	2,824	01/2012	BRC	43	0	43
Sell		11,310	01/2012	GST	132	0	132
Buy		14,134	01/2012	RBC	0	(184)	(184)
Sell		14,134	02/2012	RBC	184	0	184
Buy	IDR	2,340,200	01/2012	BOA	0	(4)	(4)
Buy		1,198,000	01/2012	DUB	0	(8)	(8)
Sell		7,577,006	01/2012	GST	0	(1)	(1)
Buy		1,226,000	01/2012	HUS	0	(7)	(7)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	IDR	12,261,338	01/2012	JPM	$8	$0	$8
Buy		17,425,600	01/2012	UAG	0	(56)	(56)
Sell		2,351,550	01/2012	UAG	2	0	2
Sell	INR	189,400	07/2012	BRC	246	0	246
Sell		20,765	07/2012	DUB	0	0	0
Sell		11,433	07/2012	GST	0	(2)	(2)
Sell		21,402	07/2012	HUS	3	(2)	1
Sell		137,006	07/2012	JPM	168	(2)	166
Buy		380,006	07/2012	UAG	0	(1,351)	(1,351)
Sell	JPY	185,429	01/2012	DUB	6	0	6
Sell	KRW	2,598,375	02/2012	BRC	35	0	35
Buy		4,788,100	02/2012	CBK	0	(169)	(169)
Sell		191,862	02/2012	DUB	0	0	0
Sell		511,655	02/2012	GST	0	0	0
Sell		460,400	02/2012	HUS	5	0	5
Sell		1,024,675	02/2012	MSC	21	0	21
Buy	MXN	26,394	03/2012	HUS	0	(65)	(65)
Sell		19,585	03/2012	UAG	11	0	11
Sell	MYR	1,975	04/2012	BRC	0	(2)	(2)
Buy		815	04/2012	CBK	0	(8)	(8)
Sell		2,278	04/2012	DUB	0	(3)	(3)
Sell		714	04/2012	HUS	0	(1)	(1)
Sell		3,453	04/2012	JPM	0	(3)	(3)
Buy		7,604	04/2012	UAG	0	(118)	(118)
Buy	PHP	83,108	03/2012	BRC	0	(49)	(49)
Sell		63,866	03/2012	BRC	4	(5)	(1)
Buy		94,572	03/2012	CBK	0	(24)	(24)
Sell		16,273	03/2012	GST	0	(1)	(1)
Sell		23,722	03/2012	HUS	0	(1)	(1)
Sell		47,737	03/2012	JPM	11	0	11
Sell		26,058	03/2012	MSC	6	0	6
Sell	SGD	894	02/2012	BRC	2	(3)	(1)
Sell		657	02/2012	CBK	8	0	8
Sell		254	02/2012	DUB	0	(1)	(1)
Sell		260	02/2012	HUS	0	(1)	(1)
Buy		2,582	02/2012	JPM	10	0	10
Sell		517	02/2012	UAG	2	(1)	1

					$4,410	$(3,624)	$786

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$4,311	$0	$4,311
Corporate Bonds & Notes
Banking & Finance	0	175,471	0	175,471
Industrials	0	24,042	0	24,042
Utilities	0	2,677	0	2,677
Municipal Bonds & Notes
North Carolina	0	1,815	0	1,815
Ohio	0	144	0	144
West Virginia	0	72	0	72
U.S. Government Agencies	0	34,774	2,878	37,652
U.S. Treasury Obligations	0	659,692	0	659,692
Mortgage-Backed Securities	0	72,246	2,795	75,041
Asset-Backed Securities	0	60,909	1,974	62,883
Sovereign Issues	0	56,764	0	56,764
Convertible Preferred Securities
Banking & Finance	317	0	0	317
Short-Term Instruments
Certificates of Deposit	0	6,627	0	6,627

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Commercial Paper	$0	$3,599	$0	$3,599
Repurchase Agreements	0	36,653	0	36,653
U.S. Treasury Bills	0	38,509	0	38,509
PIMCO Short-Term Floating NAV Portfolio	65,218	0	0	65,218
Purchased Options
Commodity Contracts	0	674	0	674
Interest Rate Contracts	0	104	0	104
	$65,535	$1,179,083	$7,647	$1,252,265

Short Sales, at value	$0	$(10,891)	$0	$(10,891)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	192	2,383	0	2,575
Credit Contracts	0	248	0	248
Foreign Exchange Contracts	0	4,410	0	4,410
Interest Rate Contracts	1,121	369	0	1,490
	$1,313	$7,410	$0	$8,723

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(456)	$(1,075)	$0	$(1,531)
Credit Contracts	0	(868)	0	(868)
Foreign Exchange Contracts	0	(3,630)	0	(3,630)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Interest Rate Contracts	$(13)	$(594)	$(71)	$(678)
	$(469)	$(6,167)	$(71)	$(6,707)

Totals	$66,379	$1,169,435	$7,576	$1,243,390

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
U.S. Government Agencies	$6,647	$(3,399)	$(386)	$0	$0	$16	$0	$0	$2,878	$15
Mortgage-Backed Securities	1,852	2,831	(800)	18	5	(4)	0	(1,107)	2,795	(54)
Asset-Backed Securities	7,544	0	(1,412)	47	48	20	0	(4,273)	1,974	(35)
Short-Term Instruments
Short-Term Notes	3,996	0	(4,100)	102	0	2	0	0	0	0
Purchased Options
Commodity Contracts	156	0	(212)	0	57	(1)	0	0	0	0

	20,195	(568)	(6,910)	167	110	33	0	(5,380)	7,647	(74)

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(172)	$380	$0	$0	$(224)	$16	$0	$0	$0	$0
Interest Rate Contracts	(546)	0	0	0	240	235	0	0	(71)	106

	(718)	380	0	0	16	251	0	0	(71)	106

Totals	$19,477	$(188)	$(6,910)	$167	$126	$284	$0	$(5,380)	$7,576	$32

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$674	$0	$0	$0	$104	$778
Variation margin receivable on financial derivative instruments (2)	45	0	0	0	108	153
Unrealized appreciation on foreign currency contracts	0	0	0	4,410	0	4,410
Unrealized appreciation on OTC swap agreements	2,383	248	0	0	369	3,000

	$3,102	$248	$0	$4,410	$581	$8,341

Liabilities:
Written options outstanding	$755	$0	$0	$6	$427	$1,188
Unrealized depreciation on foreign currency contracts	0	0	0	3,624	0	3,624
Unrealized depreciation on OTC swap agreements	320	868	0	0	238	1,426

	$1,075	$868	$0	$3,630	$665	$2,638

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$57	$0	$0	$0	$283	$340
Net realized gain (loss) on futures contracts, written options and swaps	(98,720)	(33)	0	77	(507)	(99,183)
Net realized gain on foreign currency transactions	0	0	0	4,420	0	4,420

	$(98,663)	$(33)	$0	$4,497	$(224)	$(94,423)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(358)	$0	$0	$0	$(175)	$(533)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(6,219)	(592)	0	14	2,528	(4,269)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	172	0	172

	$(6,577)	$(592)	$0	$186	$2,353	$(4,630)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $844 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn® Strategy Portfolio			PIMCO Cayman Commodity Portfolio I Ltd. (Subsidiary)
AZD	$0	$0	$0	$2	$0	$2
BOA	10	(60)	(50)	0	0	0
BPS	(69)	0	(69)	0	0	0
BRC	1,199	(1,080)	119	(13)	2,334	2,321
CBK	(200)	0	(200)	(1)	403	402
DUB	834	(780)	54	0	842	842
FBF	36	0	36	(10)	1,624	1,614
FBL	1,070	(960)	110	0	0	0
GLM	151	(270)	(119)	2,066	(1,630)	436
GST	92	0	92	26	0	26
HUS	(3)	0	(3)	0	0	0
JPM	(432)	278	(154)	(27)	1,400	1,373
MSC	21	(80)	(59)	0	0	0
MYC	50	0	50	(46)	(495)	(541)
RBC	(48)	0	(48)	0	0	0
RYL	(16)	0	(16)	0	0	0
SOG	0	0	0	(13)	0	(13)
UAG	(1,518)	1,330	(188)	(2)	110	108

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparties Risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic

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and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

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Notes to Financial Statements (Cont.)

Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s brokerage account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection)

26	PIMCO VARIABLE INSURANCE TRUST

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to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified

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Notes to Financial Statements (Cont.)

underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

The PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2011 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Portfolio I Ltd.	07/21/2006	08/01/2006	$704,063	$134,326	19.1%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative

Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2011, the amount was $1,056,667.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$2,846	$403,128	$(340,756)		$(9)	$9	$65,218	$28

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,988,038	$6,982,050	$358,700	$210,192

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	24,705	$211,747	19,065	$159,782
Advisor Class	5,744	50,558	4,713	39,450
Issued as reinvestment of distributions
Administrative Class	10,511	86,808	9,989	80,797
Advisor Class	2,419	20,192	2,060	16,772
Cost of shares redeemed
Administrative Class	(19,759)	(169,486)	(20,602)	(169,183)
Advisor Class	(4,664)	(40,234)	(2,147)	(17,663)
Net increase resulting from Portfolio share transactions	18,956	$159,585	13,078	$109,955

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Commodity Subsidiary’s contemplated activities also cannot be carried forward to reduce future Commodity Subsidiary’s income in subsequent years. However, if the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

DECEMBER 31, 2011	ANNUAL REPORT	31

Notes to Financial Statements (Cont.)

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$39,897	$2,547	$(6,188)	$(3,794)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,257,069	$14,042	$(18,846)	$(4,804)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$107,000	$—	$—
12/31/2010	$97,569	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	KCBT	Kansas City Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DTDBRTCO CAL12	2012 Calendar Dated Brent Margin	GOCOCAL CAL12	2012 Calendar Margin ICE Gasoil vs Brent
CDX.EM	Credit Derivatives Index - Emerging Markets	EUMARGIN CAL12	2012 Calendar European Refined Margin	LSFOCOCAL12	2012 Calendar Margin Platts Northwest Europe 1% Fuel Oil Cargoes vs Brent
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	EUROBOBCO CAL12	2012 Calendar Margin Eurobob Gasoline vs Brent	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EUROJETCOCAL12	2012 Calendar Margin NWE CIF Jet vs Brent	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	FRCPXTOB	France Consumer Price ex-Tobacco Index	NGCAL19	2019 Calendar Natural Gas
DJUBSTR	Dow Jones-UBS Commodity Index Total Return

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygen Blending
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce

34	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

15.08%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.02%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	37

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mexico	9.9%
Brazil	9.3%
Short-Term Instruments	8.2%
Turkey	7.3%
Indonesia	6.9%
Venezuela	6.0%
Russia	5.4%
Other	47.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (09/30/2002)
PIMCO Emerging Markets Bond Portfolio Administrative Class	6.32%	7.06%	12.32%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	8.46%	8.08%	11.91%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.70	$1,020.06
Expenses Paid During Period*	$5.19	$5.19
Net Annualized Expense Ratio	1.02%	1.02%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

An overweight to Russia detracted from relative performance as the Russian sub-index underperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global (the “Portfolio’s benchmark index”) during the reporting period.

»	An underweight to Venezuela detracted from relative performance as the Venezuelan sub-index outperformed the Portfolio’s benchmark index during the reporting period.

»

An out-of-benchmark allocation to emerging markets corporates detracted from relative performance as the JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Diversified underperformed the Portfolio’s benchmark index during the reporting period.

»

An out-of-benchmark exposure to emerging markets currencies detracted from relative performance as the JPMorgan Emerging Local Markets Index Plus (ELMI+) underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Argentina benefited performance as the Argentine sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Hungary benefited performance as the Hungarian sub-index underperformed the Portfolio’s benchmark index during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$13.54	$12.68	$10.32	$13.67	$13.96
Net investment income (a)	0.65	0.60	0.62	0.75	0.74
Net realized/unrealized gain (loss)	0.19	0.91	2.44	(2.70)	0.05
Total income (loss) from investment operations	0.84	1.51	3.06	(1.95)	0.79
Dividends from net investment income	(0.73)	(0.65)	(0.70)	(0.83)	(0.80)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.57)	(0.28)
Total distributions	(0.73)	(0.65)	(0.70)	(1.40)	(1.08)
Net asset value end of year	$13.65	$13.54	$12.68	$10.32	$13.67
Total return	6.32%	12.15%	30.51%	(14.57)%	5.80%
Net assets end of year (000s)	$287,309	$295,917	$183,934	$127,501	$196,497
Ratio of expenses to average net assets	1.00%	1.00%	1.01%	1.13%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.79%	4.47%	5.39%	5.87%	5.33%
Portfolio turnover rate	15%*	197%*	234%	198%	145%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$286,143
Investments in Affiliates, at value	24,050
Repurchase agreements, at value	733
Cash	18
Deposits with counterparty	93
Foreign currency, at value	178
Receivable for investments sold	424
Receivable for Portfolio shares sold	22
Interest and dividends receivable	5,095
Dividends receivable from Affiliates	5
Variation margin receivable on financial derivative instruments	43
OTC swap premiums paid	2,175
Unrealized appreciation on foreign currency contracts	823
Unrealized appreciation on OTC swap agreements	3,876
323,678

Liabilities:
Payable for investments purchased	$401
Payable for investments in Affiliates purchased	5
Deposits from counterparty	4,035
Payable for Portfolio shares redeemed	45
Written options outstanding	23
Accrued investment advisory fees	128
Accrued supervisory and administrative fees	114
Accrued distribution fees	5
Accrued servicing fees	35
Variation margin payable on financial derivative instruments	21
OTC swap premiums received	1,637
Unrealized depreciation on foreign currency contracts	791
Unrealized depreciation on OTC swap agreements	1,240
8,480

Net Assets	$315,198

Net Assets Consist of:
Paid in capital	$299,834
Undistributed net investment income	1,506
Accumulated undistributed net realized (loss)	(4,486)
Net unrealized appreciation	18,344
$315,198

Net Assets:
Administrative Class	$287,309
Advisor Class	27,889

Shares Issued and Outstanding:
Administrative Class	21,043
Advisor Class	2,043

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$13.65
Advisor Class	13.65

Cost of Investments	$270,419
Cost of Investments in Affiliates	$24,049
Cost of Repurchase Agreements	$733
Cost of Foreign Currency Held	$172
Premiums Received on Written Options	$166

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$19,144
Dividends from Affiliate investments	42
Total Income	19,186

Expenses:
Investment advisory fees	1,488
Supervisory and administrative fees	1,323
Servicing fees – Administrative Class	458
Distribution and/or servicing fees – Advisor Class	63
Trustees’ fees	5
Interest expense	12
Miscellaneous expense	1
Total Expenses	3,350

Net Investment Income	15,836

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,837
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	1,792
Net realized gain on foreign currency transactions	520
Net change in unrealized (depreciation) on investments	(2,102)
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized appreciation on futures contracts, written options and swaps	862
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(293)
Net Gain	4,619

Net Increase in Net Assets Resulting from Operations	$20,455

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts In thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$15,836	$11,414
Net realized gain	6,149	5,265
Net realized gain on Affiliate investments	2	1
Net change in unrealized appreciation (depreciation)	(1,533)	9,981
Net change in unrealized appreciation on Affiliate investments	1	0
Net increase resulting from operations	20,455	26,661

Distributions to Shareholders:
From net investment income
Administrative Class	(16,281)	(11,589)
Advisor Class	(1,321)	(893)

Total Distributions	(17,602)	(12,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,404)	112,501

Total Increase (Decrease) in Net Assets	(6,551)	126,680

Net Assets:
Beginning of year	321,749	195,069
End of year*	$315,198	$321,749

*Including undistributed net investment income of:	$1,506	$467

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%
Bahrain Government International Bond
5.500% due 03/31/2020		$2,300	$2,185

Total Bahrain (Cost $2,293)			2,185

BARBADOS 0.4%

CORPORATE BONDS & NOTES 0.4%
Columbus International, Inc.
11.500% due 11/20/2014		$1,300	1,381

Total Barbados (Cost $1,376)			1,381

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Noble Group Ltd.
4.875% due 08/05/2015		$200	186
6.625% due 08/05/2020		300	258
6.750% due 01/29/2020		350	305
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,417

Total Bermuda (Cost $2,205)			2,166

BRAZIL 9.1%

CORPORATE BONDS & NOTES 6.9%
Banco do Brasil S.A.
4.500% due 01/22/2015		$400	416
4.500% due 01/20/2016	EUR	800	1,023
6.000% due 01/22/2020		$1,900	2,090
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300	1,241
Banco Votorantim S.A.
5.250% due 02/11/2016		800	813
BM&FBovespa S.A.
5.500% due 07/16/2020		500	518
Braskem Finance Ltd.
5.750% due 04/15/2021		900	902
7.000% due 05/07/2020		1,000	1,077
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,700	1,938
CSN Islands XI Corp.
6.875% due 09/21/2019		2,100	2,229
CSN Resources S.A.
6.500% due 07/21/2020		2,100	2,205
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		900	830
7.500% due 05/04/2020		1,100	1,081
Petrobras International Finance Co.
5.750% due 01/20/2020		1,000	1,075
7.875% due 03/15/2019		2,100	2,517
8.375% due 12/10/2018		900	1,102
Vale Overseas Ltd.
6.875% due 11/21/2036		760	868

			21,925

SOVEREIGN ISSUES 2.2%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		1,700	1,919
6.500% due 06/10/2019		1,900	2,175
Brazil Government International Bond
7.125% due 01/20/2037		600	831
8.750% due 02/04/2025		300	452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 04/15/2024		$350	$523
12.500% due 01/05/2016	BRL	500	318
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013		39	21
10.000% due 01/01/2014		40	21
10.000% due 01/01/2017		1,427	735

			6,995

Total Brazil (Cost $27,648)			28,920

CAYMAN ISLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800	800
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600	584
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		300	338
7.625% due 04/09/2019		200	247
Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		159	128
0.000% due 11/30/2025		436	240
Interoceanica V Finance Ltd.
0.000% due 05/15/2030		800	243
IPIC GMTN Ltd.
3.125% due 11/15/2015		250	251
5.000% due 11/15/2020		1,000	1,011
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,666	1,724
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		175	143
Usiminas Commercial Ltd.
7.250% due 01/18/2018		200	218

Total Cayman Islands (Cost $5,899)			5,927

CHILE 1.7%

CORPORATE BONDS & NOTES 1.7%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	719
Banco Santander Chile
1.659% due 04/20/2012		1,200	1,201
3.750% due 09/22/2015		1,300	1,303
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,188
E.CL S.A.
5.625% due 01/15/2021		800	849

Total Chile (Cost $4,978)			5,260

CHINA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of China
4.875% due 07/21/2015		$550	591

Total China (Cost $544)			591

COLOMBIA 3.9%

CORPORATE BONDS & NOTES 1.3%
Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	4,131

SOVEREIGN ISSUES 2.6%
Colombia Government International Bond
7.375% due 01/27/2017		3,000	3,660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 03/18/2019		$2,300	$2,909
8.125% due 05/21/2024		300	418
10.375% due 01/28/2033		225	380
11.750% due 02/25/2020		400	630
12.000% due 10/22/2015	COP	457,000	304

			8,301

Total Colombia (Cost $11,357)			12,432

EGYPT 0.3%

BANK LOAN OBLIGATIONS 0.3%
Petroleum Export III Ltd.
4.046% due 04/08/2013		$536	533
Petroleum Export V Ltd.
3.563% due 12/07/2012		300	299

Total Egypt (Cost $835)			832

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017		$600	690

Total Gabon (Cost $695)			690

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.2%
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		$3,650	3,896

Total Germany (Cost $3,686)			3,896

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%
Guatemala Government Bond
9.250% due 08/01/2013		$570	627

Total Guatemala (Cost $570)			627

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$950	929

Total Hong Kong (Cost $941)			929

INDIA 1.1%

CORPORATE BONDS & NOTES 1.1%
ICICI Bank Ltd.
4.750% due 11/25/2016		$700	669
5.750% due 11/16/2020		100	92
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,100	1,108
State Bank of India
4.500% due 10/23/2014		1,250	1,243
4.500% due 07/27/2015		300	297

Total India (Cost $3,510)			3,409

INDONESIA 6.9%

BANK LOAN OBLIGATIONS 0.1%
Republic of Indonesia
1.375% due 12/14/2019		$253	237

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%
Adaro Indonesia PT
7.625% due 10/22/2019	$900	$987
Indosat Palapa Co. BV
7.375% due 07/29/2020	100	111
Listrindo Capital BV
9.250% due 01/29/2015	100	109
Majapahit Holding BV
7.250% due 06/28/2017	700	784
7.750% due 01/20/2020	1,540	1,796
7.875% due 06/29/2037	700	825

		4,612

SOVEREIGN ISSUES 5.3%
Indonesia Government International Bond
6.875% due 03/09/2017	3,200	3,736
6.875% due 01/17/2018	2,600	3,074
7.250% due 04/20/2015	1,700	1,934
7.750% due 01/17/2038	100	136
11.625% due 03/04/2019	5,300	7,857

		16,737

Total Indonesia (Cost $19,294)		21,586

IRELAND 4.3%

CORPORATE BONDS & NOTES 4.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	$1,390	1,449
6.103% due 06/27/2012	700	716
Novatek Finance Ltd.
6.604% due 02/03/2021	1,300	1,316
RZD Capital Ltd.
5.739% due 04/03/2017	7,400	7,474
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	284
7.748% due 02/02/2021	500	430
9.125% due 04/30/2018	500	492
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	700	695
6.800% due 11/22/2025	500	486
6.902% due 07/09/2020	200	206

Total Ireland (Cost $13,585)		13,548

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$500	517

Total Israel (Cost $541)		517

KAZAKHSTAN 3.4%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017	$300	307
KazMunayGas National Co.
7.000% due 05/05/2020	5,200	5,519
9.125% due 07/02/2018	2,500	2,925
11.750% due 01/23/2015	500	589
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,223	1,258

Total Kazakhstan (Cost $10,597)		10,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 4.3%

CORPORATE BONDS & NOTES 4.3%
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		$1,800	$1,830
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	765
8.625% due 04/28/2034		1,360	1,608
9.250% due 04/23/2019		500	597
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		386	411
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,640	1,644
7.175% due 05/16/2013		1,900	1,983
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,200
5.499% due 07/07/2015		1,700	1,725
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,200	1,131
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		64	66
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		300	308

Total Luxembourg (Cost $13,375)			13,611

MEXICO 9.8%

BANK LOAN OBLIGATIONS 0.2%
Sofomex S.A. de C.V.
3.794% due 04/27/2012		$600	597

		SHARES
COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5,259	2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.3%
Banco Mercantil del Norte S.A.
6.862% due 10/13/2021		$1,800	1,836
BBVA Bancomer S.A.
4.500% due 03/10/2016		600	591
6.500% due 03/10/2021		1,400	1,356
Comision Federal de Electricidad
4.875% due 05/26/2021		900	936
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,300	1,281
9.250% due 06/30/2020		200	198
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		970	955
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		44	23
Petroleos Mexicanos
6.500% due 06/02/2041		3,500	3,955
8.000% due 05/03/2019		3,450	4,321
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		200	200
9.500% due 01/21/2020		1,100	1,122

			16,774

SOVEREIGN ISSUES 4.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/17/2020	EUR	200	$277
5.750% due 10/12/2110		$600	642
6.050% due 01/11/2040		500	614
6.750% due 09/27/2034		3,534	4,621
7.250% due 12/15/2016	MXN	8,600	661
7.500% due 04/08/2033		$2,460	3,481
9.500% due 12/18/2014	MXN	6,436	516

			13,438

Total Mexico (Cost $28,091)			30,811

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
Indo Energy Finance BV
7.000% due 05/07/2018		$500	502
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	314
7.000% due 05/11/2016		1,000	1,059
Waha Aerospace BV
3.925% due 07/28/2020		2,160	2,223

Total Netherlands (Cost $4,027)			4,098

PANAMA 1.4%

CORPORATE BONDS & NOTES 0.2%
AES El Salvador Trust
6.750% due 02/01/2016		$700	686

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
8.875% due 09/30/2027		780	1,174
9.375% due 04/01/2029		1,553	2,477

			3,651

Total Panama (Cost $3,681)			4,337

PERU 1.1%

SOVEREIGN ISSUES 1.1%
Peru Government International Bond
7.350% due 07/21/2025		$1,500	1,995
8.750% due 11/21/2033		994	1,521

Total Peru (Cost $2,803)			3,516

PHILIPPINES 2.0%

SOVEREIGN ISSUES 2.0%
Philippines Government International Bond
6.375% due 01/15/2032		$1,700	2,021
6.375% due 10/23/2034		100	120
6.500% due 01/20/2020		600	720
7.750% due 01/14/2031		1,500	2,017
8.375% due 06/17/2019		500	660
8.875% due 03/17/2015		74	90
9.500% due 02/02/2030		400	617

Total Philippines (Cost $5,253)			6,245

POLAND 0.5%

SOVEREIGN ISSUES 0.5%
Poland Government International Bond
6.375% due 07/15/2019		$1,400	1,554

Total Poland (Cost $1,398)			1,554

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 1.6%

CORPORATE BONDS & NOTES 1.3%
Nakilat, Inc.
6.067% due 12/31/2033		$100	$107
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,352
5.000% due 07/21/2020		100	107
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		1,322	1,424
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		300	323
5.838% due 09/30/2027		350	375
6.332% due 09/30/2027		250	272

			3,960

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		200	211
5.250% due 01/20/2020		500	551
6.400% due 01/20/2040		100	118

			880

Total Qatar (Cost $4,473)			4,840

RUSSIA 5.3%

CORPORATE BONDS & NOTES 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$2,300	2,779
ALROSA Finance S.A.
7.750% due 11/03/2020		1,100	1,100
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		400	452
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		42	43

			4,374

SOVEREIGN ISSUES 3.9%
Russia Government International Bond
7.500% due 03/31/2030		10,554	12,282

Total Russia (Cost $14,887)			16,656

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$400	399
Temasek Financial I Ltd.
5.375% due 11/23/2039		1,000	1,234

Total Singapore (Cost $1,417)			1,633

SOUTH AFRICA 1.2%

CORPORATE BONDS & NOTES 0.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	497
6.500% due 04/15/2040		100	98

			595

SOVEREIGN ISSUES 1.0%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	535
5.875% due 05/30/2022		$1,030	1,190
6.500% due 06/02/2014		450	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/27/2019		$500	$605
7.250% due 01/15/2020	ZAR	2,500	298
8.250% due 09/15/2017		1,000	129

			3,252

Total South Africa (Cost $3,563)			3,847

SOUTH KOREA 1.5%

CORPORATE BONDS & NOTES 0.9%
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$900	919
Korea Electric Power Corp.
3.000% due 10/05/2015		600	605
Korea Exchange Bank
4.875% due 01/14/2016		100	103
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		800	805
6.250% due 06/17/2014		300	325

			2,757

SOVEREIGN ISSUES 0.6%
Export-Import Bank of Korea
5.125% due 06/29/2020		100	105
8.125% due 01/21/2014		1,000	1,111
Korea Development Bank
5.750% due 09/10/2013		15	16
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	830

			2,062

Total South Korea (Cost $4,698)			4,819

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568	561

Total Sri Lanka (Cost $568)			561

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,488	1,473
9.750% due 08/14/2019		500	595

Total Trinidad and Tobago (Cost $2,049)			2,068

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%
Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		$430	439

Total Tunisia (Cost $432)			439

TURKEY 7.2%

CORPORATE BONDS & NOTES 0.4%
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		$1,400	1,274

SOVEREIGN ISSUES 6.8%
Turkey Government International Bond
6.750% due 05/30/2040		2,600	2,691
7.000% due 03/11/2019		6,400	7,120
7.250% due 03/05/2038		700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/14/2017		$4,300	$4,859
7.500% due 11/07/2019		4,000	4,560
8.000% due 02/14/2034		1,100	1,306

			21,304

Total Turkey (Cost $22,342)			22,578

UNITED ARAB EMIRATES 0.6%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$253	275
DP World Ltd.
6.850% due 07/02/2037		600	546

			821

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		900	1,105

Total United Arab Emirates (Cost $1,672)			1,926

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Barclays Bank PLC
10.179% due 06/12/2021		$520	552
HBOS PLC
6.750% due 05/21/2018		400	321

Total United Kingdom (Cost $920)			873

UNITED STATES 3.2%

CORPORATE BONDS & NOTES 2.7%
American International Group, Inc.
8.175% due 05/15/2068		$900	810
8.625% due 05/22/2068	GBP	100	126
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$300	214
Citigroup Capital XXI
8.300% due 12/21/2077		940	941
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		400	442
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,500	1,590
Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,757
6.625% due 06/15/2038		700	800

			8,680

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
2.301% due 09/25/2045		23	16
Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		10	7
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.622% due 06/10/2049		200	215
5.724% due 02/10/2051		200	220
Bear Stearns Adjustable Rate Mortgage Trust
2.905% due 01/25/2035		8	6
5.131% due 05/25/2047		62	38
Citigroup Mortgage Loan Trust, Inc.
5.611% due 09/25/2037 ^		119	68
GSR Mortgage Loan Trust
2.765% due 01/25/2036		23	16

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036	$11	$8
WaMu Mortgage Pass-Through Certificates
2.610% due 02/25/2037	74	49
Wells Fargo Mortgage-Backed Securities Trust
2.730% due 07/25/2036	26	19

		662

U.S. GOVERNMENT AGENCIES 0.2%
Federal Home Loan Bank
4.125% due 12/13/2019	250	290
Freddie Mac
5.684% due 03/01/2036	148	160
Israel Government AID Bond
5.500% due 04/26/2024	100	128

		578

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	189	256
U.S. Treasury Notes
1.875% due 06/30/2015 (c)(e)(f)	120	126
2.375% due 08/31/2014 (c)	100	105

		487

Total United States (Cost $9,177)		10,407

URUGUAY 0.9%

SOVEREIGN ISSUES 0.9%
Uruguay Government International Bond
7.625% due 03/21/2036	$400	557
8.000% due 11/18/2022	1,591	2,188

Total Uruguay (Cost $2,103)		2,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 5.9%

CORPORATE BONDS & NOTES 1.9%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$2,300	$1,805
5.000% due 10/28/2015	1,500	1,084
5.250% due 04/12/2017	1,400	903
5.375% due 04/12/2027	600	301
5.500% due 04/12/2037	300	147
8.500% due 11/02/2017	2,400	1,816

		6,056

SOVEREIGN ISSUES 4.0%
Venezuela Government International Bond
7.650% due 04/21/2025	1,700	1,062
7.750% due 10/13/2019	6,700	4,824
8.250% due 10/13/2024	7,100	4,704
9.000% due 05/07/2023	1,500	1,080
9.250% due 05/07/2028	1,300	907

		12,577

Total Venezuela (Cost $18,058)		18,633

VIRGIN ISLANDS (BRITISH) 4.3%

CORPORATE BONDS & NOTES 4.3%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,850	6,059
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,627
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,700	1,742
7.500% due 07/18/2016	3,300	3,490
7.875% due 03/13/2018	600	647

Total Virgin Islands (British) (Cost $13,962)		13,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$733	$733

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $750. Repurchase proceeds are $733.)

U.S. TREASURY BILLS 0.3%
0.021% due 01/19/2012 - 03/22/2012 (a)(c)(f)	876	876

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 7.6%
	2,401,431	24,050

Total Short-Term Instruments (Cost $25,658)		25,659

PURCHASED OPTIONS (h) 0.0%
(Cost $40)		11

Total Investments 98.6% (Cost $295,201)		$310,926

Written Options (i) (0.0%) (Premiums $166)		(23)

Other Assets and Liabilities (Net) 1.4%		4,295

Net Assets 100.0%		$315,198

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $492 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $5,343 at a weighted average interest rate of 0.514%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $237 and cash of $30 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2013	35	$81
U.S. Treasury 5-Year Note March Futures	Short	03/2012	26	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	125	101
U.S. Treasury 30-Year Bond March Futures	Long	03/2012	18	(7)

				$161

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(f)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $634 and cash of $63 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	$1,400	$53	$(1)
Pay	3-Month USD-LIBOR	2.250%	12/21/2016	2,400	123	21
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	6,600	(909)	(132)
Receive	3-Month USD-LIBOR	3.000%	10/13/2021	7,200	(696)	(270)
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	1,400	161	36

					$(1,268)	$(346)

(g)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.433%	$	1,300	$3	$(3)	$6
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.764%		500	2	1	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.764%		300	0	0	0
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.422%		200	(3)	(1)	(2)
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.848%		1,300	(87)	(58)	(29)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.994%		2,600	2	17	(15)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.764%		300	0	0	0
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		300	(3)	(4)	1
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.795%		1,000	(55)	(37)	(18)
Brazil Government International Bond	MYC	1.000%	03/20/2016	1.422%		3,800	(63)	(38)	(25)
Brazil Government International Bond	MYC	2.100%	08/20/2016	1.512%		250	8	0	8
Brazil Government International Bond	RYL	1.000%	03/20/2012	0.648%		3,000	4	13	(9)
China Government International Bond	BRC	1.000%	09/20/2012	0.657%		400	1	2	(1)
China Government International Bond	BRC	1.000%	12/20/2012	0.720%		100	1	(0)	1
China Government International Bond	CBK	1.000%	12/20/2016	1.450%		100	(2)	(5)	3
China Government International Bond	DUB	1.000%	12/20/2016	1.450%		500	(10)	(23)	13
China Government International Bond	FBF	1.000%	12/20/2016	1.450%		300	(6)	(15)	9
China Government International Bond	JPM	1.000%	09/20/2012	0.657%		200	0	1	(1)
China Government International Bond	JPM	1.000%	12/20/2016	1.450%		400	(9)	(20)	11
China Government International Bond	MYC	1.000%	12/20/2016	1.450%		1,200	(25)	(56)	31
China Government International Bond	RYL	1.000%	06/20/2016	1.350%		600	(9)	6	(15)
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.515%		200	1	1	0
Egypt Government International Bond	DUB	1.000%	12/20/2015	6.173%		600	(105)	(38)	(67)
Egypt Government International Bond	DUB	1.000%	06/20/2016	6.241%		100	(19)	(9)	(10)
Egypt Government International Bond	GST	1.000%	06/20/2015	6.100%		100	(16)	(7)	(9)
Egypt Government International Bond	HUS	1.000%	06/20/2015	6.100%		100	(16)	(7)	(9)
Egypt Government International Bond	HUS	1.000%	06/20/2016	6.241%		200	(39)	(20)	(19)
Egypt Government International Bond	MYC	1.000%	06/20/2016	6.241%		300	(59)	(30)	(29)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.122%		100	(1)	(1)	0
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.122%		100	(1)	(1)	0
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.122%		400	(2)	(0)	(2)
Export-Import Bank of China	FBF	1.000%	12/20/2016	2.229%		200	(11)	(19)	8
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	2.013%		300	(3)	(6)	3
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.013%		300	(3)	(6)	3
Gazprom Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.013%		200	(2)	(4)	2
Indonesia Government International Bond	BRC	2.320%	12/20/2016	2.064%		1,000	13	0	13
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.447%		2,900	(319)	(188)	(131)
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.575%		2,375	(42)	(93)	51
Indonesia Government International Bond	UAG	1.000%	03/20/2015	1.575%		375	(6)	(15)	9
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.447%		100	(11)	(7)	(4)
Mexico Government International Bond	BRC	1.000%	12/20/2014	1.136%		300	(1)	(10)	9
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.528%		100	0	0	0
Mexico Government International Bond	GST	1.000%	12/20/2012	0.528%		200	2	1	1
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.773%		800	(49)	(37)	(12)
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.450%		200	1	1	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.528%		800	4	2	2
Panama Government International Bond	JPM	1.000%	09/20/2012	0.548%		200	1	1	0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Penerbangan Malaysia A/S	JPM	1.000%	09/20/2012	0.669%	$	200	$0	$1	$(1)
Penerbangan Malaysia A/S	MYC	1.000%	09/20/2012	0.669%		300	1	2	(1)
Peru Government International Bond	BOA	1.000%	06/20/2016	1.585%		700	(18)	(18)	0
Peru Government International Bond	FBF	1.000%	06/20/2016	1.585%		2,200	(54)	(60)	6
Peru Government International Bond	HUS	1.000%	06/20/2016	1.585%		4,300	(106)	(109)	3
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.723%		300	(8)	(10)	2
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.723%		300	(8)	(9)	1
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.868%		200	1	(1)	2
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.723%		1,000	(25)	(34)	9
Philippines Government International Bond	CBK	1.770%	12/20/2017	2.011%		700	(9)	0	(9)
Philippines Government International Bond	CBK	2.730%	03/20/2018	2.036%		1,400	57	0	57
Philippines Government International Bond	CBK	2.770%	06/20/2018	2.059%		2,000	85	0	85
Philippines Government International Bond	MYC	2.440%	09/20/2017	1.984%		800	20	0	20
Philippines Government International Bond	UAG	1.000%	03/20/2015	1.360%		9,950	(108)	(290)	182
Qatar Government International Bond	BOA	1.000%	03/20/2016	1.135%		500	(3)	0	(3)
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.135%		100	(1)	(1)	0
Russia Government International Bond	CBK	1.000%	12/20/2012	1.564%		600	(3)	(7)	4
Russia Government International Bond	FBF	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russia Government International Bond	HUS	1.000%	12/20/2012	1.564%		500	(3)	(6)	3
Russia Government International Bond	MYC	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	FBF	1.870%	10/20/2012	2.142%		200	0	0	0
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	1.000%	09/20/2012	2.042%		3,000	(22)	(27)	5
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MYC	2.000%	10/20/2012	2.142%		400	1	0	1
South Korea Government Bond	DUB	1.000%	12/20/2012	0.982%		1,100	0	(6)	6
South Korea Government Bond	JPM	1.000%	12/20/2012	0.982%		300	0	(2)	2
Turkey Government International Bond	DUB	1.000%	06/20/2021	3.165%		100	(17)	(10)	(7)
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	5.750%		300	(7)	(12)	5
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.967%		1,000	5	0	5

							$(1,156)	$(1,313)	$157

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	$	8,600	$630	$714	$(84)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		5,000	401	626	(225)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		900	72	117	(45)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		2,500	214	230	(16)
CDX.EM-16 5-Year Index	BRC	5.000%	12/20/2016		3,500	307	249	58
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		1,600	141	129	12

						$1,765	$2,065	$(300)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	61,900	$1,012	$(24)	$1,036
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,100	76	13	63
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		27,900	349	(4)	353
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		60,900	872	(191)	1,063
Pay	1-Year BRL-CDI	11.930%	01/02/2014	HUS		11,700	189	(14)	203
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BPS	$	2,900	109	(10)	119
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	FBF		3,400	127	(7)	134
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MYC		2,700	117	(10)	127
Receive	3-Month USD-LIBOR	1.800%	08/26/2016	RYL		8,000	(277)	(15)	(262)
Receive	3-Month USD-LIBOR	1.750%	11/16/2016	FBF		3,200	(90)	0	(90)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	41,100	(24)	45	(69)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		31,322	(18)	3	(21)
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		11,000	123	0	123

							$2,565	$(214)	$2,779

(h)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	100	$6	$3
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	3
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	4

								$16	$10

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	BRC	$	1.200	01/05/2012	EUR	1,800	$6	$0
Put - OTC EUR versus USD	CBK		1.200	01/05/2012		3,450	12	1
Put - OTC EUR versus USD	DUB		1.200	01/05/2012		1,650	6	0

							$24	$1

(i)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,100	$7	$0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	3	0
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,000	89	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,900	12	(1)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	13	(1)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000	6	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		500	7	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		200	2	(1)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		400	5	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		300	3	(2)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		100	1	(1)

								$148	$(16)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$800	$10	$(3)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	800	8	(4)

						$18	$(7)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	102	$23,000	$196
Sales	145	89,300	374
Closing Buys	(184)	(74,600)	(327)
Expirations	0	0	0
Exercised	(63)	(13,200)	(78)

Balance at 12/31/2011	0	$24,500	$166

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	35	01/2012	BRC	$0	$(1)	$(1)
Sell		35	01/2012	BRC	0	0	0
Buy		3,611	01/2012	HUS	11	0	11
Sell		3,611	01/2012	HUS	0	(52)	(52)
Buy		3,576	01/2012	UAG	0	(80)	(80)
Sell		3,576	01/2012	UAG	0	(11)	(11)
Sell		3,541	03/2012	UAG	80	0	80
Buy	CNY	37,299	02/2012	CBK	105	0	105
Buy		9,296	02/2012	DUB	32	0	32
Sell		9,584	06/2012	DUB	0	(16)	(16)
Sell		14,887	02/2013	MSC	0	(30)	(30)
Sell	EUR	1,435	01/2012	BRC	114	0	114
Sell		1,350	01/2012	DUB	115	0	115
Sell		3,128	01/2012	FBL	130	0	130
Buy		3,128	01/2012	GST	0	(56)	(56)
Sell		3,128	02/2012	GST	56	0	56
Sell	HUF	196,884	01/2012	CBK	69	0	69
Buy	INR	76,598	07/2012	JPM	0	(116)	(116)
Buy	KRW	1,712,935	02/2012	CBK	0	(61)	(61)
Sell		1,093,275	02/2012	DUB	17	0	17
Sell		362,010	02/2012	JPM	5	0	5
Buy		1,286,833	07/2012	DUB	0	(23)	(23)
Sell		1,286,833	07/2012	DUB	26	0	26
Buy	MXN	453	03/2012	BRC	0	0	0
Buy		301	03/2012	HUS	0	0	0
Sell		2,258	03/2012	HUS	6	0	6
Sell		16,278	03/2012	UAG	10	0	10
Sell	MYR	2,359	04/2012	DUB	0	0	0
Sell		1,987	04/2012	JPM	0	(4)	(4)
Buy		4,367	04/2012	UAG	0	(67)	(67)
Sell	PHP	59,519	03/2012	BRC	35	0	35
Buy		59,081	03/2012	CBK	0	(8)	(8)
Buy	PLN	7,206	02/2012	CBK	0	(260)	(260)
Buy	SGD	266	02/2012	JPM	1	0	1
Buy	TRY	814	01/2012	JPM	0	(6)	(6)
Sell	ZAR	3,433	01/2012	HUS	11	0	11

					$823	$(791)	$32

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bahrain
Sovereign Issues	$0	$2,185	$0	$2,185
Barbados
Corporate Bonds & Notes	0	1,381	0	1,381
Bermuda
Corporate Bonds & Notes	0	2,166	0	2,166

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Brazil
Corporate Bonds & Notes	$0	$21,925	$0	$21,925
Sovereign Issues	0	6,995	0	6,995
Cayman Islands
Corporate Bonds & Notes	0	5,173	754	5,927
Chile
Corporate Bonds & Notes	0	5,260	0	5,260

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
China
Sovereign Issues	$0	$591	$0	$591
Colombia
Corporate Bonds & Notes	0	4,131	0	4,131
Sovereign Issues	0	8,301	0	8,301
Egypt
Bank Loan Obligations	0	832	0	832
Gabon
Sovereign Issues	0	690	0	690
Germany
Corporate Bonds & Notes	0	3,896	0	3,896
Guatemala
Sovereign Issues	0	627	0	627
Hong Kong
Corporate Bonds & Notes	0	929	0	929
India
Corporate Bonds & Notes	0	3,409	0	3,409
Indonesia
Bank Loan Obligations	0	237	0	237
Corporate Bonds & Notes	0	4,612	0	4,612
Sovereign Issues	0	16,737	0	16,737
Ireland
Corporate Bonds & Notes	0	13,548	0	13,548
Israel
Corporate Bonds & Notes	0	517	0	517
Kazakhstan
Corporate Bonds & Notes	0	10,598	0	10,598
Luxembourg
Corporate Bonds & Notes	0	13,611	0	13,611
Mexico
Bank Loan Obligations	0	0	597	597
Common Stocks	0	0	2	2
Corporate Bonds & Notes	0	16,774	0	16,774
Sovereign Issues	0	13,438	0	13,438
Netherlands
Corporate Bonds & Notes	0	4,098	0	4,098
Panama
Corporate Bonds & Notes	0	686	0	686
Sovereign Issues	0	3,651	0	3,651
Peru
Sovereign Issues	0	3,516	0	3,516
Philippines
Sovereign Issues	0	6,245	0	6,245
Poland
Sovereign Issues	0	1,554	0	1,554
Qatar
Corporate Bonds & Notes	0	3,960	0	3,960
Sovereign Issues	0	880	0	880
Russia
Corporate Bonds & Notes	0	4,374	0	4,374
Sovereign Issues	0	12,282	0	12,282
Singapore
Corporate Bonds & Notes	0	1,633	0	1,633
South Africa
Corporate Bonds & Notes	0	595	0	595
Sovereign Issues	0	3,252	0	3,252

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
South Korea
Corporate Bonds & Notes	$0	$2,757	$0	$2,757
Sovereign Issues	0	2,062	0	2,062
Sri Lanka
Sovereign Issues	0	561	0	561
Trinidad and Tobago
Corporate Bonds & Notes	0	2,068	0	2,068
Tunisia
Sovereign Issues	0	439	0	439
Turkey
Corporate Bonds & Notes	0	1,274	0	1,274
Sovereign Issues	0	21,304	0	21,304
United Arab Emirates
Corporate Bonds & Notes	0	821	0	821
Sovereign Issues	0	1,105	0	1,105
United Kingdom
Corporate Bonds & Notes	0	873	0	873
United States
Corporate Bonds & Notes	0	8,680	0	8,680
Mortgage-Backed Securities	0	662	0	662
U.S. Government Agencies	0	578	0	578
U.S. Treasury Obligations	0	487	0	487
Uruguay
Sovereign Issues	0	2,745	0	2,745
Venezuela
Corporate Bonds & Notes	0	6,056	0	6,056
Sovereign Issues	0	12,577	0	12,577
Virgin Islands (British)
Corporate Bonds & Notes	0	13,565	0	13,565
Short-Term Instruments
Repurchase Agreements	0	733	0	733
U.S. Treasury Bills	0	876	0	876
PIMCO Short-Term Floating NAV Portfolio	24,050	0	0	24,050
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	10	0	10
	$24,050	$285,523	$1,353	$310,926

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	650	5	655
Foreign Exchange Contracts	0	823	0	823
Interest Rate Contracts	182	3,277	0	3,459
	$182	$4,750	$5	$4,937

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(798)	0	(798)
Foreign Exchange Contracts	0	(791)	0	(791)
Interest Rate Contracts	(21)	(860)	(7)	(888)
	$(21)	$(2,449)	$(7)	$(2,477)

Totals	$24,211	$287,824	$1,351	$313,386

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$1,214	$0	$(38)	$29	$13	$(25)	$144	$(583)	$754	$(20)
Mexico
Bank Loan Obligations	897	599	(900)	0	0	1	0	0	597	(2)
Common Stocks	0	29	0	0	0	(27)	0	0	2	(27)

	$2,111	$628	$(938)	$29	$13	$(51)	$144	$(583)	$1,353	$(49)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$5	$0	$0	$5	$5

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(17)	$0	$0	$0	$0	$10	$0	$0	$(7)	$10

Totals	$2,094	$628	$(938)	$29	$13	$(36)	$144	$(583)	$1,351	$(34)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$10	$11
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	43	43
Unrealized appreciation on foreign currency contracts	0	0	0	823	0	823
Unrealized appreciation on OTC swap agreements	0	655	0	0	3,221	3,876

	$0	$655	$0	$824	$3,274	$4,753

Liabilities:
Written options outstanding	$0	$0	$0	$0	$23	$23
Variation margin payable on financial derivative instruments (2)	0	0	0	0	21	21
Unrealized depreciation on foreign currency contracts	0	0	0	791	0	791
Unrealized depreciation on OTC swap agreements	0	798	0	0	442	1,240

	$0	$798	$0	$791	$486	$2,075

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$97	$97
Net realized gain on futures contracts, written options and swaps	0	1,572	0	0	220	1,792
Net realized gain on foreign currency transactions	0	0	0	539	0	539

	$0	$1,572	$0	$539	$317	$2,428

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(23)	$(6)	$(29)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(1,538)	0	0	2,400	862
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(273)	0	(273)

	$0	$(1,538)	$0	$(296)	$2,394	$560

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $161 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(346) as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(20)	$0	$(20)
BPS	1,123	(1,230)	(107)
BRC	794	(650)	144
CBK	426	(390)	36
DUB	(7)	0	(7)
FBF	(353)	232	(121)
FBL	130	0	130
GLM	(6)	0	(6)
GST	(39)	0	(39)
HUS	628	(750)	(122)
JPM	839	(940)	(101)
MSC	(30)	0	(30)
MYC	(28)	(75)	(103)
RYL	(279)	260	(19)
UAG	16	0	16

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value   The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the

Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$8,104	$131,043	$ (115,100)	$2	$1	$24,050	$42

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,287	$2,478	$45,534	$67,396

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,017	$123,133	13,207	$176,732
Advisor Class	1,404	19,191	1,971	26,601
Issued as reinvestment of distributions
Administrative Class	1,192	16,263	868	11,589
Advisor Class	97	1,321	66	893
Cost of shares redeemed
Administrative Class	(11,023)	(150,716)	(6,719)	(89,567)
Advisor Class	(1,366)	(18,596)	(1,007)	(13,747)
Net increase (decrease) resulting from Portfolio share transactions	(679)	$(9,404)	8,386	$112,501

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 78% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
$1,915	$—	$17,755	$(209)	$(3,741)	$(356)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$3,741	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$295,577	$18,340	$(2,991)	$15,349

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$17,602	$—	$—
12/31/2010	$12,482	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand
HUF	Hungarian Forint

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mexico	9.9%
Brazil	9.3%
Short-Term Instruments	8.2%
Turkey	7.3%
Indonesia	6.9%
Venezuela	6.0%
Russia	5.4%
Other	47.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Emerging Markets Portfolio Advisor Class	6.21%	6.95%	7.50%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	8.46%	8.08%	8.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,017.20	$1,019.56
Expenses Paid During Period*	$5.69	$5.70
Net Annualized Expense Ratio	1.12%	1.12%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

An overweight to Russia detracted from relative performance as the Russian sub-index underperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global (the “Portfolio’s benchmark index”) during the reporting period.

»	An underweight to Venezuela detracted from relative performance as the Venezuelan sub-index outperformed the Portfolio’s benchmark index during the reporting period.

»

An out-of-benchmark allocation to emerging markets corporates detracted from relative performance as the JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Diversified underperformed the Portfolio’s benchmark index during the reporting period.

»

An out-of-benchmark exposure to emerging markets currencies detracted from relative performance as the JPMorgan Emerging Local Markets Index Plus (ELMI+) underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Argentina benefited performance as the Argentine sub-index underperformed the Portfolio’s benchmark index during the reporting period.

»	An underweight to Hungary benefited performance as the Hungarian sub-index underperformed the Portfolio’s benchmark index during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$13.54	$12.68	$10.32	$13.67	$13.96
Net investment income (a)	0.64	0.58	0.61	0.74	0.73
Net realized/unrealized gain (loss)	0.18	0.92	2.44	(2.71)	0.05
Total income (loss) from investment operations	0.82	1.50	3.05	(1.97)	0.78
Dividends from net investment income	(0.71)	(0.64)	(0.69)	(0.81)	(0.79)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.57)	(0.28)
Total distributions	(0.71)	(0.64)	(0.69)	(1.38)	(1.07)
Net asset value end of year	$13.65	$13.54	$12.68	$10.32	$13.67
Total return	6.21%	12.03%	30.39%	(14.66)%	5.70%
Net assets end of year (000s)	$27,889	$25,832	$11,135	$3,924	$1,824
Ratio of expenses to average net assets	1.10%	1.10%	1.11%	1.22%	1.10%
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.70%	4.33%	5.15%	5.89%	5.28%
Portfolio turnover rate	15%*	197%*	234%	198%	145%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$286,143
Investments in Affiliates, at value	24,050
Repurchase agreements, at value	733
Cash	18
Deposits with counterparty	93
Foreign currency, at value	178
Receivable for investments sold	424
Receivable for Portfolio shares sold	22
Interest and dividends receivable	5,095
Dividends receivable from Affiliates	5
Variation margin receivable on financial derivative instruments	43
OTC swap premiums paid	2,175
Unrealized appreciation on foreign currency contracts	823
Unrealized appreciation on OTC swap agreements	3,876
323,678

Liabilities:
Payable for investments purchased	$401
Payable for investments in Affiliates purchased	5
Deposits from counterparty	4,035
Payable for Portfolio shares redeemed	45
Written options outstanding	23
Accrued investment advisory fees	128
Accrued supervisory and administrative fees	114
Accrued distribution fees	5
Accrued servicing fees	35
Variation margin payable on financial derivative instruments	21
OTC swap premiums received	1,637
Unrealized depreciation on foreign currency contracts	791
Unrealized depreciation on OTC swap agreements	1,240
8,480

Net Assets	$315,198

Net Assets Consist of:
Paid in capital	$299,834
Undistributed net investment income	1,506
Accumulated undistributed net realized (loss)	(4,486)
Net unrealized appreciation	18,344
$315,198

Net Assets:
Administrative Class	$287,309
Advisor Class	27,889

Shares Issued and Outstanding:
Administrative Class	21,043
Advisor Class	2,043

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$13.65
Advisor Class	13.65

Cost of Investments	$270,419
Cost of Investments in Affiliates	$24,049
Cost of Repurchase Agreements	$733
Cost of Foreign Currency Held	$172
Premiums Received on Written Options	$166

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$19,144
Dividends from Affiliate investments	42
Total Income	19,186

Expenses:
Investment advisory fees	1,488
Supervisory and administrative fees	1,323
Servicing fees – Administrative Class	458
Distribution and/or servicing fees – Advisor Class	63
Trustees’ fees	5
Interest expense	12
Miscellaneous expense	1
Total Expenses	3,350

Net Investment Income	15,836

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,837
Net realized gain on Affiliate investments	2
Net realized gain on futures contracts, written options and swaps	1,792
Net realized gain on foreign currency transactions	520
Net change in unrealized (depreciation) on investments	(2,102)
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized appreciation on futures contracts, written options and swaps	862
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(293)
Net Gain	4,619

Net Increase in Net Assets Resulting from Operations	$20,455

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts In thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$15,836	$11,414
Net realized gain	6,149	5,265
Net realized gain on Affiliate investments	2	1
Net change in unrealized appreciation (depreciation)	(1,533)	9,981
Net change in unrealized appreciation on Affiliate investments	1	0
Net increase resulting from operations	20,455	26,661

Distributions to Shareholders:
From net investment income
Administrative Class	(16,281)	(11,589)
Advisor Class	(1,321)	(893)

Total Distributions	(17,602)	(12,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,404)	112,501

Total Increase (Decrease) in Net Assets	(6,551)	126,680

Net Assets:
Beginning of year	321,749	195,069
End of year*	$315,198	$321,749

*Including undistributed net investment income of:	$1,506	$467

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%
Bahrain Government International Bond
5.500% due 03/31/2020		$2,300	$2,185

Total Bahrain (Cost $2,293)			2,185

BARBADOS 0.4%

CORPORATE BONDS & NOTES 0.4%
Columbus International, Inc.
11.500% due 11/20/2014		$1,300	1,381

Total Barbados (Cost $1,376)			1,381

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Noble Group Ltd.
4.875% due 08/05/2015		$200	186
6.625% due 08/05/2020		300	258
6.750% due 01/29/2020		350	305
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,400	1,417

Total Bermuda (Cost $2,205)			2,166

BRAZIL 9.1%

CORPORATE BONDS & NOTES 6.9%
Banco do Brasil S.A.
4.500% due 01/22/2015		$400	416
4.500% due 01/20/2016	EUR	800	1,023
6.000% due 01/22/2020		$1,900	2,090
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300	1,241
Banco Votorantim S.A.
5.250% due 02/11/2016		800	813
BM&FBovespa S.A.
5.500% due 07/16/2020		500	518
Braskem Finance Ltd.
5.750% due 04/15/2021		900	902
7.000% due 05/07/2020		1,000	1,077
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,700	1,938
CSN Islands XI Corp.
6.875% due 09/21/2019		2,100	2,229
CSN Resources S.A.
6.500% due 07/21/2020		2,100	2,205
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		900	830
7.500% due 05/04/2020		1,100	1,081
Petrobras International Finance Co.
5.750% due 01/20/2020		1,000	1,075
7.875% due 03/15/2019		2,100	2,517
8.375% due 12/10/2018		900	1,102
Vale Overseas Ltd.
6.875% due 11/21/2036		760	868

			21,925

SOVEREIGN ISSUES 2.2%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		1,700	1,919
6.500% due 06/10/2019		1,900	2,175
Brazil Government International Bond
7.125% due 01/20/2037		600	831
8.750% due 02/04/2025		300	452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 04/15/2024		$350	$523
12.500% due 01/05/2016	BRL	500	318
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013		39	21
10.000% due 01/01/2014		40	21
10.000% due 01/01/2017		1,427	735

			6,995

Total Brazil (Cost $27,648)			28,920

CAYMAN ISLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800	800
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600	584
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		300	338
7.625% due 04/09/2019		200	247
Interoceanica IV Finance Ltd.
0.000% due 11/30/2018		159	128
0.000% due 11/30/2025		436	240
Interoceanica V Finance Ltd.
0.000% due 05/15/2030		800	243
IPIC GMTN Ltd.
3.125% due 11/15/2015		250	251
5.000% due 11/15/2020		1,000	1,011
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,666	1,724
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		175	143
Usiminas Commercial Ltd.
7.250% due 01/18/2018		200	218

Total Cayman Islands (Cost $5,899)			5,927

CHILE 1.7%

CORPORATE BONDS & NOTES 1.7%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	719
Banco Santander Chile
1.659% due 04/20/2012		1,200	1,201
3.750% due 09/22/2015		1,300	1,303
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000	1,188
E.CL S.A.
5.625% due 01/15/2021		800	849

Total Chile (Cost $4,978)			5,260

CHINA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of China
4.875% due 07/21/2015		$550	591

Total China (Cost $544)			591

COLOMBIA 3.9%

CORPORATE BONDS & NOTES 1.3%
Ecopetrol S.A.
7.625% due 07/23/2019		$3,400	4,131

SOVEREIGN ISSUES 2.6%
Colombia Government International Bond
7.375% due 01/27/2017		3,000	3,660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 03/18/2019		$2,300	$2,909
8.125% due 05/21/2024		300	418
10.375% due 01/28/2033		225	380
11.750% due 02/25/2020		400	630
12.000% due 10/22/2015	COP	457,000	304

			8,301

Total Colombia (Cost $11,357)			12,432

EGYPT 0.3%

BANK LOAN OBLIGATIONS 0.3%
Petroleum Export III Ltd.
4.046% due 04/08/2013		$536	533
Petroleum Export V Ltd.
3.563% due 12/07/2012		300	299

Total Egypt (Cost $835)			832

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017		$600	690

Total Gabon (Cost $695)			690

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.2%
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		$3,650	3,896

Total Germany (Cost $3,686)			3,896

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%
Guatemala Government Bond
9.250% due 08/01/2013		$570	627

Total Guatemala (Cost $570)			627

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$950	929

Total Hong Kong (Cost $941)			929

INDIA 1.1%

CORPORATE BONDS & NOTES 1.1%
ICICI Bank Ltd.
4.750% due 11/25/2016		$700	669
5.750% due 11/16/2020		100	92
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,100	1,108
State Bank of India
4.500% due 10/23/2014		1,250	1,243
4.500% due 07/27/2015		300	297

Total India (Cost $3,510)			3,409

INDONESIA 6.9%

BANK LOAN OBLIGATIONS 0.1%
Republic of Indonesia
1.375% due 12/14/2019		$253	237

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%
Adaro Indonesia PT
7.625% due 10/22/2019	$900	$987
Indosat Palapa Co. BV
7.375% due 07/29/2020	100	111
Listrindo Capital BV
9.250% due 01/29/2015	100	109
Majapahit Holding BV
7.250% due 06/28/2017	700	784
7.750% due 01/20/2020	1,540	1,796
7.875% due 06/29/2037	700	825

		4,612

SOVEREIGN ISSUES 5.3%
Indonesia Government International Bond
6.875% due 03/09/2017	3,200	3,736
6.875% due 01/17/2018	2,600	3,074
7.250% due 04/20/2015	1,700	1,934
7.750% due 01/17/2038	100	136
11.625% due 03/04/2019	5,300	7,857

		16,737

Total Indonesia (Cost $19,294)		21,586

IRELAND 4.3%

CORPORATE BONDS & NOTES 4.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	$1,390	1,449
6.103% due 06/27/2012	700	716
Novatek Finance Ltd.
6.604% due 02/03/2021	1,300	1,316
RZD Capital Ltd.
5.739% due 04/03/2017	7,400	7,474
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300	284
7.748% due 02/02/2021	500	430
9.125% due 04/30/2018	500	492
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	700	695
6.800% due 11/22/2025	500	486
6.902% due 07/09/2020	200	206

Total Ireland (Cost $13,585)		13,548

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$500	517

Total Israel (Cost $541)		517

KAZAKHSTAN 3.4%

CORPORATE BONDS & NOTES 3.4%
Intergas Finance BV
6.375% due 05/14/2017	$300	307
KazMunayGas National Co.
7.000% due 05/05/2020	5,200	5,519
9.125% due 07/02/2018	2,500	2,925
11.750% due 01/23/2015	500	589
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,223	1,258

Total Kazakhstan (Cost $10,597)		10,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 4.3%

CORPORATE BONDS & NOTES 4.3%
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		$1,800	$1,830
6.212% due 11/22/2016		330	343
6.510% due 03/07/2022		750	765
8.625% due 04/28/2034		1,360	1,608
9.250% due 04/23/2019		500	597
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		386	411
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		1,640	1,644
7.175% due 05/16/2013		1,900	1,983
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,200	1,200
5.499% due 07/07/2015		1,700	1,725
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,200	1,131
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		64	66
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		300	308

Total Luxembourg (Cost $13,375)			13,611

MEXICO 9.8%

BANK LOAN OBLIGATIONS 0.2%
Sofomex S.A. de C.V.
3.794% due 04/27/2012		$600	597

		SHARES
COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V.		5,259	2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.3%
Banco Mercantil del Norte S.A.
6.862% due 10/13/2021		$1,800	1,836
BBVA Bancomer S.A.
4.500% due 03/10/2016		600	591
6.500% due 03/10/2021		1,400	1,356
Comision Federal de Electricidad
4.875% due 05/26/2021		900	936
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,300	1,281
9.250% due 06/30/2020		200	198
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		970	955
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		44	23
Petroleos Mexicanos
6.500% due 06/02/2041		3,500	3,955
8.000% due 05/03/2019		3,450	4,321
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		200	200
9.500% due 01/21/2020		1,100	1,122

			16,774

SOVEREIGN ISSUES 4.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	2,000	2,626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/17/2020	EUR	200	$277
5.750% due 10/12/2110		$600	642
6.050% due 01/11/2040		500	614
6.750% due 09/27/2034		3,534	4,621
7.250% due 12/15/2016	MXN	8,600	661
7.500% due 04/08/2033		$2,460	3,481
9.500% due 12/18/2014	MXN	6,436	516

			13,438

Total Mexico (Cost $28,091)			30,811

NETHERLANDS 1.3%

CORPORATE BONDS & NOTES 1.3%
Indo Energy Finance BV
7.000% due 05/07/2018		$500	502
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	314
7.000% due 05/11/2016		1,000	1,059
Waha Aerospace BV
3.925% due 07/28/2020		2,160	2,223

Total Netherlands (Cost $4,027)			4,098

PANAMA 1.4%

CORPORATE BONDS & NOTES 0.2%
AES El Salvador Trust
6.750% due 02/01/2016		$700	686

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
8.875% due 09/30/2027		780	1,174
9.375% due 04/01/2029		1,553	2,477

			3,651

Total Panama (Cost $3,681)			4,337

PERU 1.1%

SOVEREIGN ISSUES 1.1%
Peru Government International Bond
7.350% due 07/21/2025		$1,500	1,995
8.750% due 11/21/2033		994	1,521

Total Peru (Cost $2,803)			3,516

PHILIPPINES 2.0%

SOVEREIGN ISSUES 2.0%
Philippines Government International Bond
6.375% due 01/15/2032		$1,700	2,021
6.375% due 10/23/2034		100	120
6.500% due 01/20/2020		600	720
7.750% due 01/14/2031		1,500	2,017
8.375% due 06/17/2019		500	660
8.875% due 03/17/2015		74	90
9.500% due 02/02/2030		400	617

Total Philippines (Cost $5,253)			6,245

POLAND 0.5%

SOVEREIGN ISSUES 0.5%
Poland Government International Bond
6.375% due 07/15/2019		$1,400	1,554

Total Poland (Cost $1,398)			1,554

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 1.6%

CORPORATE BONDS & NOTES 1.3%
Nakilat, Inc.
6.067% due 12/31/2033		$100	$107
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,352
5.000% due 07/21/2020		100	107
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		1,322	1,424
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		300	323
5.838% due 09/30/2027		350	375
6.332% due 09/30/2027		250	272

			3,960

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		200	211
5.250% due 01/20/2020		500	551
6.400% due 01/20/2040		100	118

			880

Total Qatar (Cost $4,473)			4,840

RUSSIA 5.3%

CORPORATE BONDS & NOTES 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$2,300	2,779
ALROSA Finance S.A.
7.750% due 11/03/2020		1,100	1,100
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		400	452
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		42	43

			4,374

SOVEREIGN ISSUES 3.9%
Russia Government International Bond
7.500% due 03/31/2030		10,554	12,282

Total Russia (Cost $14,887)			16,656

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$400	399
Temasek Financial I Ltd.
5.375% due 11/23/2039		1,000	1,234

Total Singapore (Cost $1,417)			1,633

SOUTH AFRICA 1.2%

CORPORATE BONDS & NOTES 0.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	497
6.500% due 04/15/2040		100	98

			595

SOVEREIGN ISSUES 1.0%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	400	535
5.875% due 05/30/2022		$1,030	1,190
6.500% due 06/02/2014		450	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/27/2019		$500	$605
7.250% due 01/15/2020	ZAR	2,500	298
8.250% due 09/15/2017		1,000	129

			3,252

Total South Africa (Cost $3,563)			3,847

SOUTH KOREA 1.5%

CORPORATE BONDS & NOTES 0.9%
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$900	919
Korea Electric Power Corp.
3.000% due 10/05/2015		600	605
Korea Exchange Bank
4.875% due 01/14/2016		100	103
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		800	805
6.250% due 06/17/2014		300	325

			2,757

SOVEREIGN ISSUES 0.6%
Export-Import Bank of Korea
5.125% due 06/29/2020		100	105
8.125% due 01/21/2014		1,000	1,111
Korea Development Bank
5.750% due 09/10/2013		15	16
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	830

			2,062

Total South Korea (Cost $4,698)			4,819

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568	561

Total Sri Lanka (Cost $568)			561

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,488	1,473
9.750% due 08/14/2019		500	595

Total Trinidad and Tobago (Cost $2,049)			2,068

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%
Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		$430	439

Total Tunisia (Cost $432)			439

TURKEY 7.2%

CORPORATE BONDS & NOTES 0.4%
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		$1,400	1,274

SOVEREIGN ISSUES 6.8%
Turkey Government International Bond
6.750% due 05/30/2040		2,600	2,691
7.000% due 03/11/2019		6,400	7,120
7.250% due 03/05/2038		700	768

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/14/2017		$4,300	$4,859
7.500% due 11/07/2019		4,000	4,560
8.000% due 02/14/2034		1,100	1,306

			21,304

Total Turkey (Cost $22,342)			22,578

UNITED ARAB EMIRATES 0.6%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$253	275
DP World Ltd.
6.850% due 07/02/2037		600	546

			821

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		900	1,105

Total United Arab Emirates (Cost $1,672)			1,926

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Barclays Bank PLC
10.179% due 06/12/2021		$520	552
HBOS PLC
6.750% due 05/21/2018		400	321

Total United Kingdom (Cost $920)			873

UNITED STATES 3.2%

CORPORATE BONDS & NOTES 2.7%
American International Group, Inc.
8.175% due 05/15/2068		$900	810
8.625% due 05/22/2068	GBP	100	126
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$300	214
Citigroup Capital XXI
8.300% due 12/21/2077		940	941
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		400	442
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,500	1,590
Pemex Project Funding Master Trust
5.750% due 03/01/2018		3,400	3,757
6.625% due 06/15/2038		700	800

			8,680

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
2.301% due 09/25/2045		23	16
Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		10	7
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.622% due 06/10/2049		200	215
5.724% due 02/10/2051		200	220
Bear Stearns Adjustable Rate Mortgage Trust
2.905% due 01/25/2035		8	6
5.131% due 05/25/2047		62	38
Citigroup Mortgage Loan Trust, Inc.
5.611% due 09/25/2037 ^		119	68
GSR Mortgage Loan Trust
2.765% due 01/25/2036		23	16

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036	$11	$8
WaMu Mortgage Pass-Through Certificates
2.610% due 02/25/2037	74	49
Wells Fargo Mortgage-Backed Securities Trust
2.730% due 07/25/2036	26	19

		662

U.S. GOVERNMENT AGENCIES 0.2%
Federal Home Loan Bank
4.125% due 12/13/2019	250	290
Freddie Mac
5.684% due 03/01/2036	148	160
Israel Government AID Bond
5.500% due 04/26/2024	100	128

		578

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
9.875% due 11/15/2015 (c)(e)	189	256
U.S. Treasury Notes
1.875% due 06/30/2015 (c)(e)(f)	120	126
2.375% due 08/31/2014 (c)	100	105

		487

Total United States (Cost $9,177)		10,407

URUGUAY 0.9%

SOVEREIGN ISSUES 0.9%
Uruguay Government International Bond
7.625% due 03/21/2036	$400	557
8.000% due 11/18/2022	1,591	2,188

Total Uruguay (Cost $2,103)		2,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 5.9%

CORPORATE BONDS & NOTES 1.9%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$2,300	$1,805
5.000% due 10/28/2015	1,500	1,084
5.250% due 04/12/2017	1,400	903
5.375% due 04/12/2027	600	301
5.500% due 04/12/2037	300	147
8.500% due 11/02/2017	2,400	1,816

		6,056

SOVEREIGN ISSUES 4.0%
Venezuela Government International Bond
7.650% due 04/21/2025	1,700	1,062
7.750% due 10/13/2019	6,700	4,824
8.250% due 10/13/2024	7,100	4,704
9.000% due 05/07/2023	1,500	1,080
9.250% due 05/07/2028	1,300	907

		12,577

Total Venezuela (Cost $18,058)		18,633

VIRGIN ISLANDS (BRITISH) 4.3%

CORPORATE BONDS & NOTES 4.3%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,850	6,059
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,627
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,700	1,742
7.500% due 07/18/2016	3,300	3,490
7.875% due 03/13/2018	600	647

Total Virgin Islands (British) (Cost $13,962)		13,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 01/03/2012	$733	$733

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $750. Repurchase proceeds are $733.)

U.S. TREASURY BILLS 0.3%
0.021% due 01/19/2012 - 03/22/2012 (a)(c)(f)	876	876

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 7.6%
	2,401,431	24,050

Total Short-Term Instruments (Cost $25,658)		25,659

PURCHASED OPTIONS (h) 0.0%
(Cost $40)		11

Total Investments 98.6% (Cost $295,201)		$310,926

Written Options (i) (0.0%) (Premiums $166)		(23)

Other Assets and Liabilities (Net) 1.4%		4,295

Net Assets 100.0%		$315,198

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $492 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $5,343 at a weighted average interest rate of 0.514%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $237 and cash of $30 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2013	35	$81
U.S. Treasury 5-Year Note March Futures	Short	03/2012	26	(14)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	125	101
U.S. Treasury 30-Year Bond March Futures	Long	03/2012	18	(7)

				$161

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(f)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $634 and cash of $63 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	$1,400	$53	$(1)
Pay	3-Month USD-LIBOR	2.250%	12/21/2016	2,400	123	21
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	6,600	(909)	(132)
Receive	3-Month USD-LIBOR	3.000%	10/13/2021	7,200	(696)	(270)
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	1,400	161	36

					$(1,268)	$(346)

(g)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.433%	$	1,300	$3	$(3)	$6
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.764%		500	2	1	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.764%		300	0	0	0
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.422%		200	(3)	(1)	(2)
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.848%		1,300	(87)	(58)	(29)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.994%		2,600	2	17	(15)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.764%		300	0	0	0
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		300	(3)	(4)	1
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.795%		1,000	(55)	(37)	(18)
Brazil Government International Bond	MYC	1.000%	03/20/2016	1.422%		3,800	(63)	(38)	(25)
Brazil Government International Bond	MYC	2.100%	08/20/2016	1.512%		250	8	0	8
Brazil Government International Bond	RYL	1.000%	03/20/2012	0.648%		3,000	4	13	(9)
China Government International Bond	BRC	1.000%	09/20/2012	0.657%		400	1	2	(1)
China Government International Bond	BRC	1.000%	12/20/2012	0.720%		100	1	(0)	1
China Government International Bond	CBK	1.000%	12/20/2016	1.450%		100	(2)	(5)	3
China Government International Bond	DUB	1.000%	12/20/2016	1.450%		500	(10)	(23)	13
China Government International Bond	FBF	1.000%	12/20/2016	1.450%		300	(6)	(15)	9
China Government International Bond	JPM	1.000%	09/20/2012	0.657%		200	0	1	(1)
China Government International Bond	JPM	1.000%	12/20/2016	1.450%		400	(9)	(20)	11
China Government International Bond	MYC	1.000%	12/20/2016	1.450%		1,200	(25)	(56)	31
China Government International Bond	RYL	1.000%	06/20/2016	1.350%		600	(9)	6	(15)
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.515%		200	1	1	0
Egypt Government International Bond	DUB	1.000%	12/20/2015	6.173%		600	(105)	(38)	(67)
Egypt Government International Bond	DUB	1.000%	06/20/2016	6.241%		100	(19)	(9)	(10)
Egypt Government International Bond	GST	1.000%	06/20/2015	6.100%		100	(16)	(7)	(9)
Egypt Government International Bond	HUS	1.000%	06/20/2015	6.100%		100	(16)	(7)	(9)
Egypt Government International Bond	HUS	1.000%	06/20/2016	6.241%		200	(39)	(20)	(19)
Egypt Government International Bond	MYC	1.000%	06/20/2016	6.241%		300	(59)	(30)	(29)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.122%		100	(1)	(1)	0
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.122%		100	(1)	(1)	0
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.122%		400	(2)	(0)	(2)
Export-Import Bank of China	FBF	1.000%	12/20/2016	2.229%		200	(11)	(19)	8
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	2.013%		300	(3)	(6)	3
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.013%		300	(3)	(6)	3
Gazprom Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.013%		200	(2)	(4)	2
Indonesia Government International Bond	BRC	2.320%	12/20/2016	2.064%		1,000	13	0	13
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.447%		2,900	(319)	(188)	(131)
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.575%		2,375	(42)	(93)	51
Indonesia Government International Bond	UAG	1.000%	03/20/2015	1.575%		375	(6)	(15)	9
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.447%		100	(11)	(7)	(4)
Mexico Government International Bond	BRC	1.000%	12/20/2014	1.136%		300	(1)	(10)	9
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.528%		100	0	0	0
Mexico Government International Bond	GST	1.000%	12/20/2012	0.528%		200	2	1	1
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.773%		800	(49)	(37)	(12)
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.450%		200	1	1	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.528%		800	4	2	2
Panama Government International Bond	JPM	1.000%	09/20/2012	0.548%		200	1	1	0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Penerbangan Malaysia A/S	JPM	1.000%	09/20/2012	0.669%	$	200	$0	$1	$(1)
Penerbangan Malaysia A/S	MYC	1.000%	09/20/2012	0.669%		300	1	2	(1)
Peru Government International Bond	BOA	1.000%	06/20/2016	1.585%		700	(18)	(18)	0
Peru Government International Bond	FBF	1.000%	06/20/2016	1.585%		2,200	(54)	(60)	6
Peru Government International Bond	HUS	1.000%	06/20/2016	1.585%		4,300	(106)	(109)	3
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.723%		300	(8)	(10)	2
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.723%		300	(8)	(9)	1
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.868%		200	1	(1)	2
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.723%		1,000	(25)	(34)	9
Philippines Government International Bond	CBK	1.770%	12/20/2017	2.011%		700	(9)	0	(9)
Philippines Government International Bond	CBK	2.730%	03/20/2018	2.036%		1,400	57	0	57
Philippines Government International Bond	CBK	2.770%	06/20/2018	2.059%		2,000	85	0	85
Philippines Government International Bond	MYC	2.440%	09/20/2017	1.984%		800	20	0	20
Philippines Government International Bond	UAG	1.000%	03/20/2015	1.360%		9,950	(108)	(290)	182
Qatar Government International Bond	BOA	1.000%	03/20/2016	1.135%		500	(3)	0	(3)
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.135%		100	(1)	(1)	0
Russia Government International Bond	CBK	1.000%	12/20/2012	1.564%		600	(3)	(7)	4
Russia Government International Bond	FBF	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russia Government International Bond	HUS	1.000%	12/20/2012	1.564%		500	(3)	(6)	3
Russia Government International Bond	MYC	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	FBF	1.870%	10/20/2012	2.142%		200	0	0	0
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	1.000%	09/20/2012	2.042%		3,000	(22)	(27)	5
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MYC	2.000%	10/20/2012	2.142%		400	1	0	1
South Korea Government Bond	DUB	1.000%	12/20/2012	0.982%		1,100	0	(6)	6
South Korea Government Bond	JPM	1.000%	12/20/2012	0.982%		300	0	(2)	2
Turkey Government International Bond	DUB	1.000%	06/20/2021	3.165%		100	(17)	(10)	(7)
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	5.750%		300	(7)	(12)	5
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.967%		1,000	5	0	5

							$(1,156)	$(1,313)	$157

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	$	8,600	$630	$714	$(84)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		5,000	401	626	(225)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		900	72	117	(45)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		2,500	214	230	(16)
CDX.EM-16 5-Year Index	BRC	5.000%	12/20/2016		3,500	307	249	58
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		1,600	141	129	12

						$1,765	$2,065	$(300)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	61,900	$1,012	$(24)	$1,036
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,100	76	13	63
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		27,900	349	(4)	353
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		60,900	872	(191)	1,063
Pay	1-Year BRL-CDI	11.930%	01/02/2014	HUS		11,700	189	(14)	203
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BPS	$	2,900	109	(10)	119
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	FBF		3,400	127	(7)	134
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MYC		2,700	117	(10)	127
Receive	3-Month USD-LIBOR	1.800%	08/26/2016	RYL		8,000	(277)	(15)	(262)
Receive	3-Month USD-LIBOR	1.750%	11/16/2016	FBF		3,200	(90)	0	(90)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	41,100	(24)	45	(69)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		31,322	(18)	3	(21)
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		11,000	123	0	123

							$2,565	$(214)	$2,779

(h)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	100	$6	$3
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	3
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	4

								$16	$10

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	BRC	$	1.200	01/05/2012	EUR	1,800	$6	$0
Put - OTC EUR versus USD	CBK		1.200	01/05/2012		3,450	12	1
Put - OTC EUR versus USD	DUB		1.200	01/05/2012		1,650	6	0

							$24	$1

(i)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,100	$7	$0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	3	0
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,000	89	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,900	12	(1)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,000	13	(1)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000	6	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		500	7	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		200	2	(1)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		400	5	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		300	3	(2)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		100	1	(1)

								$148	$(16)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$800	$10	$(3)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	800	8	(4)

						$18	$(7)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	102	$23,000	$196
Sales	145	89,300	374
Closing Buys	(184)	(74,600)	(327)
Expirations	0	0	0
Exercised	(63)	(13,200)	(78)

Balance at 12/31/2011	0	$24,500	$166

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	35	01/2012	BRC	$0	$(1)	$(1)
Sell		35	01/2012	BRC	0	0	0
Buy		3,611	01/2012	HUS	11	0	11
Sell		3,611	01/2012	HUS	0	(52)	(52)
Buy		3,576	01/2012	UAG	0	(80)	(80)
Sell		3,576	01/2012	UAG	0	(11)	(11)
Sell		3,541	03/2012	UAG	80	0	80
Buy	CNY	37,299	02/2012	CBK	105	0	105
Buy		9,296	02/2012	DUB	32	0	32
Sell		9,584	06/2012	DUB	0	(16)	(16)
Sell		14,887	02/2013	MSC	0	(30)	(30)
Sell	EUR	1,435	01/2012	BRC	114	0	114
Sell		1,350	01/2012	DUB	115	0	115
Sell		3,128	01/2012	FBL	130	0	130
Buy		3,128	01/2012	GST	0	(56)	(56)
Sell		3,128	02/2012	GST	56	0	56
Sell	HUF	196,884	01/2012	CBK	69	0	69
Buy	INR	76,598	07/2012	JPM	0	(116)	(116)
Buy	KRW	1,712,935	02/2012	CBK	0	(61)	(61)
Sell		1,093,275	02/2012	DUB	17	0	17
Sell		362,010	02/2012	JPM	5	0	5
Buy		1,286,833	07/2012	DUB	0	(23)	(23)
Sell		1,286,833	07/2012	DUB	26	0	26
Buy	MXN	453	03/2012	BRC	0	0	0
Buy		301	03/2012	HUS	0	0	0
Sell		2,258	03/2012	HUS	6	0	6
Sell		16,278	03/2012	UAG	10	0	10
Sell	MYR	2,359	04/2012	DUB	0	0	0
Sell		1,987	04/2012	JPM	0	(4)	(4)
Buy		4,367	04/2012	UAG	0	(67)	(67)
Sell	PHP	59,519	03/2012	BRC	35	0	35
Buy		59,081	03/2012	CBK	0	(8)	(8)
Buy	PLN	7,206	02/2012	CBK	0	(260)	(260)
Buy	SGD	266	02/2012	JPM	1	0	1
Buy	TRY	814	01/2012	JPM	0	(6)	(6)
Sell	ZAR	3,433	01/2012	HUS	11	0	11

					$823	$(791)	$32

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bahrain
Sovereign Issues	$0	$2,185	$0	$2,185
Barbados
Corporate Bonds & Notes	0	1,381	0	1,381
Bermuda
Corporate Bonds & Notes	0	2,166	0	2,166

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Brazil
Corporate Bonds & Notes	$0	$21,925	$0	$21,925
Sovereign Issues	0	6,995	0	6,995
Cayman Islands
Corporate Bonds & Notes	0	5,173	754	5,927
Chile
Corporate Bonds & Notes	0	5,260	0	5,260

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
China
Sovereign Issues	$0	$591	$0	$591
Colombia
Corporate Bonds & Notes	0	4,131	0	4,131
Sovereign Issues	0	8,301	0	8,301
Egypt
Bank Loan Obligations	0	832	0	832
Gabon
Sovereign Issues	0	690	0	690
Germany
Corporate Bonds & Notes	0	3,896	0	3,896
Guatemala
Sovereign Issues	0	627	0	627
Hong Kong
Corporate Bonds & Notes	0	929	0	929
India
Corporate Bonds & Notes	0	3,409	0	3,409
Indonesia
Bank Loan Obligations	0	237	0	237
Corporate Bonds & Notes	0	4,612	0	4,612
Sovereign Issues	0	16,737	0	16,737
Ireland
Corporate Bonds & Notes	0	13,548	0	13,548
Israel
Corporate Bonds & Notes	0	517	0	517
Kazakhstan
Corporate Bonds & Notes	0	10,598	0	10,598
Luxembourg
Corporate Bonds & Notes	0	13,611	0	13,611
Mexico
Bank Loan Obligations	0	0	597	597
Common Stocks	0	0	2	2
Corporate Bonds & Notes	0	16,774	0	16,774
Sovereign Issues	0	13,438	0	13,438
Netherlands
Corporate Bonds & Notes	0	4,098	0	4,098
Panama
Corporate Bonds & Notes	0	686	0	686
Sovereign Issues	0	3,651	0	3,651
Peru
Sovereign Issues	0	3,516	0	3,516
Philippines
Sovereign Issues	0	6,245	0	6,245
Poland
Sovereign Issues	0	1,554	0	1,554
Qatar
Corporate Bonds & Notes	0	3,960	0	3,960
Sovereign Issues	0	880	0	880
Russia
Corporate Bonds & Notes	0	4,374	0	4,374
Sovereign Issues	0	12,282	0	12,282
Singapore
Corporate Bonds & Notes	0	1,633	0	1,633
South Africa
Corporate Bonds & Notes	0	595	0	595
Sovereign Issues	0	3,252	0	3,252

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
South Korea
Corporate Bonds & Notes	$0	$2,757	$0	$2,757
Sovereign Issues	0	2,062	0	2,062
Sri Lanka
Sovereign Issues	0	561	0	561
Trinidad and Tobago
Corporate Bonds & Notes	0	2,068	0	2,068
Tunisia
Sovereign Issues	0	439	0	439
Turkey
Corporate Bonds & Notes	0	1,274	0	1,274
Sovereign Issues	0	21,304	0	21,304
United Arab Emirates
Corporate Bonds & Notes	0	821	0	821
Sovereign Issues	0	1,105	0	1,105
United Kingdom
Corporate Bonds & Notes	0	873	0	873
United States
Corporate Bonds & Notes	0	8,680	0	8,680
Mortgage-Backed Securities	0	662	0	662
U.S. Government Agencies	0	578	0	578
U.S. Treasury Obligations	0	487	0	487
Uruguay
Sovereign Issues	0	2,745	0	2,745
Venezuela
Corporate Bonds & Notes	0	6,056	0	6,056
Sovereign Issues	0	12,577	0	12,577
Virgin Islands (British)
Corporate Bonds & Notes	0	13,565	0	13,565
Short-Term Instruments
Repurchase Agreements	0	733	0	733
U.S. Treasury Bills	0	876	0	876
PIMCO Short-Term Floating NAV Portfolio	24,050	0	0	24,050
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	10	0	10
	$24,050	$285,523	$1,353	$310,926

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	650	5	655
Foreign Exchange Contracts	0	823	0	823
Interest Rate Contracts	182	3,277	0	3,459
	$182	$4,750	$5	$4,937

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(798)	0	(798)
Foreign Exchange Contracts	0	(791)	0	(791)
Interest Rate Contracts	(21)	(860)	(7)	(888)
	$(21)	$(2,449)	$(7)	$(2,477)

Totals	$24,211	$287,824	$1,351	$313,386

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$1,214	$0	$(38)	$29	$13	$(25)	$144	$(583)	$754	$(20)
Mexico
Bank Loan Obligations	897	599	(900)	0	0	1	0	0	597	(2)
Common Stocks	0	29	0	0	0	(27)	0	0	2	(27)

	$2,111	$628	$(938)	$29	$13	$(51)	$144	$(583)	$1,353	$(49)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$5	$0	$0	$5	$5

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(17)	$0	$0	$0	$0	$10	$0	$0	$(7)	$10

Totals	$2,094	$628	$(938)	$29	$13	$(36)	$144	$(583)	$1,351	$(34)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$10	$11
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	43	43
Unrealized appreciation on foreign currency contracts	0	0	0	823	0	823
Unrealized appreciation on OTC swap agreements	0	655	0	0	3,221	3,876

	$0	$655	$0	$824	$3,274	$4,753

Liabilities:
Written options outstanding	$0	$0	$0	$0	$23	$23
Variation margin payable on financial derivative instruments (2)	0	0	0	0	21	21
Unrealized depreciation on foreign currency contracts	0	0	0	791	0	791
Unrealized depreciation on OTC swap agreements	0	798	0	0	442	1,240

	$0	$798	$0	$791	$486	$2,075

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$97	$97
Net realized gain on futures contracts, written options and swaps	0	1,572	0	0	220	1,792
Net realized gain on foreign currency transactions	0	0	0	539	0	539

	$0	$1,572	$0	$539	$317	$2,428

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(23)	$(6)	$(29)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(1,538)	0	0	2,400	862
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(273)	0	(273)

	$0	$(1,538)	$0	$(296)	$2,394	$560

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $161 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(346) as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(20)	$0	$(20)
BPS	1,123	(1,230)	(107)
BRC	794	(650)	144
CBK	426	(390)	36
DUB	(7)	0	(7)
FBF	(353)	232	(121)
FBL	130	0	130
GLM	(6)	0	(6)
GST	(39)	0	(39)
HUS	628	(750)	(122)
JPM	839	(940)	(101)
MSC	(30)	0	(30)
MYC	(28)	(75)	(103)
RYL	(279)	260	(19)
UAG	16	0	16

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value   The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated

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subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(d) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the

Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the

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Notes to Financial Statements (Cont.)

Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce

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risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$8,104	$131,043	$ (115,100)	$2	$1	$24,050	$42

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,287	$2,478	$45,534	$67,396

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	9,017	$123,133	13,207	$176,732
Advisor Class	1,404	19,191	1,971	26,601
Issued as reinvestment of distributions
Administrative Class	1,192	16,263	868	11,589
Advisor Class	97	1,321	66	893
Cost of shares redeemed
Administrative Class	(11,023)	(150,716)	(6,719)	(89,567)
Advisor Class	(1,366)	(18,596)	(1,007)	(13,747)
Net increase (decrease) resulting from Portfolio share transactions	(679)	$(9,404)	8,386	$112,501

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 78% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
$1,915	$—	$17,755	$(209)	$(3,741)	$(356)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$3,741	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$295,577	$18,340	$(2,991)	$15,349

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$17,602	$—	$—
12/31/2010	$12,482	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CNY	Chinese Renminbi	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	PHP	Philippine Peso	ZAR	South African Rand
HUF	Hungarian Forint

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	32.6%
United Kingdom	17.5%
Germany	16.7%
Short-Term Instruments	7.9%
Netherlands	5.3%
Other	20.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (04/30/2008)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	8.53%	7.61%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	6.57%	5.56%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,026.50	$1,020.57
Expenses Paid During Period*	$4.70	$4.69
Net Annualized Expense Ratio	0.92%	0.92%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from August 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	12/31/2009	04/30/2008-12/31/2008

Administrative Class
Net asset value beginning of year or period	$11.40	$10.64	$10.53	$10.00
Net investment income (a)	0.25	0.15	0.16	0.05
Net realized/unrealized gain	0.72	0.85	0.27	0.53
Total income from investment operations	0.97	1.00	0.43	0.58
Dividends from net investment income	(0.24)	(0.15)	(0.15)	(0.05)
Distributions from net realized capital gains	(0.04)	(0.09)	(0.17)	0.00
Total distributions	(0.28)	(0.24)	(0.32)	(0.05)
Net asset value end of year or period	$12.09	$11.40	$10.64	$10.53
Total return	8.53%	9.47%	4.09%	5.84%
Net assets end of year or period (000s)	$8,472	$9,956	$6,277	$5,182
Ratio of expenses to average net assets	0.90%	0.91%	0.90%	0.79%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.79%*
Ratio of net investment income to average net assets	2.08%	1.33%	1.50%	0.71%*
Portfolio turnover rate	166%**	304%**	683%	891%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$53,969
Investments in Affiliates, at value	2,227
Repurchase agreements, at value	405
Cash	1
Deposits with counterparty	357
Foreign currency, at value	147
Receivable for investments sold	1,022
Receivable for Portfolio shares sold	6
Interest and dividends receivable	505
Variation margin receivable on financial derivative instruments	55
OTC swap premiums paid	234
Unrealized appreciation on foreign currency contracts	816
Unrealized appreciation on OTC swap agreements	344
60,088

Liabilities:
Payable for investments purchased	$10,190
Deposits from counterparty	270
Payable for Portfolio shares redeemed	208
Written options outstanding	16
Accrued investment advisory fees	11
Accrued supervisory and administrative fees	22
Accrued distribution fees	8
Accrued servicing fees	11
Variation margin payable on financial derivative instruments	11
Reimbursement to PIMCO	1
OTC swap premiums received	123
Unrealized depreciation on foreign currency contracts	503
Unrealized depreciation on OTC swap agreements	248
11,622

Net Assets	$48,466

Net Assets Consist of:
Paid in capital	$44,399
Undistributed net investment income	3,414
Accumulated undistributed net realized gain	280
Net unrealized appreciation	373
$48,466

Net Assets:
Administrative Class	$8,472
Advisor Class	39,994

Shares Issued and Outstanding:
Administrative Class	701
Advisor Class	3,308

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$12.09
Advisor Class	12.09

Cost of Investments	$54,182
Cost of Investments in Affiliates	$2,227
Cost of Repurchase Agreements	$405
Cost of Foreign Currency Held	$146
Premiums Received on Written Options	$82

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$1,281
Dividends from Affiliate investments	5
Miscellaneous income	1
Total Income	1,287

Expenses:
Investment advisory fees	107
Supervisory and administrative fees	214
Servicing fees – Administrative Class	13
Distribution and/or servicing fees – Advisor Class	85
Trustees’ fees	1
Interest expense	2
Miscellaneous expense	2
Total Expenses	424

Net Investment Income	863

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	458
Net realized (loss) on Affiliate investments	(1)
Net realized gain on futures contracts, written options and swaps	307
Net realized gain on foreign currency transactions	1,933
Net change in unrealized (depreciation) on investments	(555)
Net change in unrealized appreciation on futures contracts, written options and swaps	282
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(309)
Net Gain	2,115

Net Increase in Net Assets Resulting from Operations	$2,978

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$863	$418
Net realized gain	2,698	1,518
Net realized gain (loss) on Affiliate investments	(1)	2
Net change in unrealized appreciation (depreciation)	(582)	1,329
Net increase resulting from operations	2,978	3,267

Distributions to Shareholders:
From net investment income
Administrative Class	(171)	(144)
Advisor Class	(652)	(272)
From net realized capital gains
Administrative Class	(28)	(76)
Advisor Class	(126)	(224)

Total Distributions	(977)	(716)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	9,136	17,425

Total Increase in Net Assets	11,137	19,976

Net Assets:
Beginning of year	37,329	17,353
End of year*	$48,466	$37,329

*Including undistributed net investment income of:	$3,414	$1,670

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Westpac Banking Corp.
2.700% due 12/09/2014		$100	$105

Total Australia (Cost $100)			105

CANADA 3.4%

CORPORATE BONDS & NOTES 1.9%
Bank of Montreal
2.850% due 06/09/2015		$300	311
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		300	309
Toronto-Dominion Bank
1.625% due 09/14/2016		300	296

			916

MORTGAGE-BACKED SECURITIES 0.0%
Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035	CAD	3	3

SOVEREIGN ISSUES 1.5%
Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	144
4.000% due 06/02/2021	CAD	300	324
6.200% due 06/02/2031		100	137
Province of Quebec Canada
4.250% due 12/01/2021		100	109

			714

Total Canada (Cost $1,617)			1,633

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Landmark CDO Ltd.
0.827% due 06/01/2017		$159	153

Total Cayman Islands (Cost $152)			153

FRANCE 4.6%

CORPORATE BONDS & NOTES 4.6%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	193
3.000% due 07/23/2013	EUR	100	131
4.750% due 05/28/2013		100	134
Cie de Financement Foncier
2.000% due 02/17/2012		100	129
2.500% due 09/16/2015		$200	195
4.500% due 01/09/2013	EUR	100	132
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		$200	192
Dexia Credit Local S.A.
0.908% due 04/29/2014		600	545
2.750% due 01/10/2014		200	185
2.750% due 04/29/2014		300	273
General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	100	133

Total France (Cost $2,395)			2,242

GERMANY 19.4%

CORPORATE BONDS & NOTES 8.7%
FMS Wertmanagement AoR
1.579% due 01/20/2014	EUR	200	259
1.583% due 02/18/2015		900	1,165
2.375% due 12/15/2014		100	133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 06/03/2016	EUR	300	$403
3.375% due 06/17/2021		200	274
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		100	130
Kreditanstalt fuer Wiederaufbau
1.419% due 03/04/2013		100	130
2.000% due 09/07/2016		200	265
2.125% due 04/11/2014		300	398
4.125% due 07/04/2017		160	233
6.000% due 08/20/2020	AUD	100	104
6.250% due 05/19/2021		700	744

			4,238

SOVEREIGN ISSUES 10.7%
Republic of Germany
2.500% due 02/27/2015	EUR	500	689
4.750% due 07/04/2028		200	339
5.500% due 01/04/2031		700	1,314
5.625% due 01/04/2028		300	553
6.500% due 07/04/2027		900	1,791
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	509

			5,195

Total Germany (Cost $9,808)			9,433

IRELAND 1.7%

CORPORATE BONDS & NOTES 1.7%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	600	818

Total Ireland (Cost $862)			818

MEXICO 1.7%

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	5,000	370
6.500% due 06/10/2021		3,700	266
10.000% due 12/05/2024		2,100	194

Total Mexico (Cost $884)			830

NETHERLANDS 6.2%

ASSET-BACKED SECURITIES 0.1%
Globaldrive BV
4.000% due 10/20/2016	EUR	25	33

CORPORATE BONDS & NOTES 2.2%
ABN AMRO Bank NV
3.250% due 01/18/2013		100	132
Achmea Hypotheekbank NV
0.782% due 11/03/2014		$100	99
3.200% due 11/03/2014		200	210
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		100	112
ING Bank NV
2.250% due 08/31/2015	EUR	200	261
NIBC Bank NV
0.909% due 12/02/2014		$100	100
3.500% due 04/07/2014	EUR	100	136

			1,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.9%
Netherlands Government Bond
4.000% due 07/15/2016	EUR	700	$1,017
4.000% due 07/15/2018		200	293
4.000% due 07/15/2019		400	593

			1,903

Total Netherlands (Cost $2,983)			2,986

NEW ZEALAND 3.6%

SOVEREIGN ISSUES 3.6%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	766
5.500% due 04/15/2023		600	532
6.000% due 05/15/2021		500	456

Total New Zealand (Cost $1,625)			1,754

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%
DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	100	133

Total Norway (Cost $141)			133

SPAIN 2.8%

CORPORATE BONDS & NOTES 0.2%
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	91

SOVEREIGN ISSUES 2.6%
FADE - Fondo de Amortizacion del Deficit Electrico
5.900% due 03/17/2021	EUR	100	129
Fondo de Reestructuracion ordenada Bancaria
4.400% due 10/21/2013		100	130
Instituto de Credito Oficial
3.154% due 03/25/2014		400	489
3.750% due 07/28/2015		100	127
4.500% due 07/08/2014		300	391

			1,266

Total Spain (Cost $1,475)			1,357

SUPRANATIONAL 4.2%

CORPORATE BONDS & NOTES 4.2%
European Union
2.500% due 12/04/2015	EUR	200	265
2.750% due 06/03/2016		200	267
3.125% due 01/27/2015		400	540
3.250% due 11/07/2014		200	271
3.250% due 04/04/2018		500	679

Total Supranational (Cost $2,147)			2,022

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Stadshypotek AB
1.129% due 09/30/2013		$300	300

Total Sweden (Cost $300)			300

UNITED KINGDOM 20.4%

CORPORATE BONDS & NOTES 4.1%
Abbey National Treasury Services PLC
3.125% due 06/30/2014	EUR	300	389
3.625% due 10/05/2018		200	256

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BP Capital Markets PLC
3.125% due 10/01/2015		$100	$105
3.830% due 10/06/2017	EUR	100	138
LBG Capital No.1 PLC
11.040% due 03/19/2020	GBP	100	136
Lloyds TSB Bank PLC
12.000% due 12/29/2049		$400	367
Nationwide Building Society
2.875% due 09/14/2015	EUR	100	130
4.125% due 02/27/2012		100	130
4.625% due 09/13/2012		100	132
5.500% due 07/18/2012		$200	204

			1,987

MORTGAGE-BACKED SECURITIES 4.6%
Eurosail PLC
1.215% due 03/13/2045	GBP	200	250
1.597% due 03/13/2045	EUR	100	99
Granite Master Issuer PLC
0.425% due 12/20/2054		$142	122
0.455% due 12/20/2054		100	82
1.299% due 12/17/2054	EUR	100	105
Granite Mortgages PLC
1.390% due 06/20/2044	GBP	77	114
Great Hall Mortgages PLC
0.689% due 06/18/2039		$68	54
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	100	129
2.972% due 10/15/2054		200	259
Kensington Mortgage Securities PLC
1.600% due 06/14/2040		84	86
Mansard Mortgages PLC
1.711% due 12/15/2049	GBP	227	283
Newgate Funding PLC
2.061% due 12/15/2050		200	219
RMAC Securities PLC
1.224% due 06/12/2044		200	242
1.620% due 06/12/2044	EUR	200	199

			2,243

SOVEREIGN ISSUES 11.7%
United Kingdom Gilt
2.000% due 01/22/2016	GBP	100	163
3.750% due 09/07/2019		100	179
3.750% due 09/07/2020		100	180
3.750% due 09/07/2021		300	538
4.250% due 12/07/2027		200	379
4.250% due 06/07/2032		300	568
4.250% due 03/07/2036		270	514
4.250% due 09/07/2039		300	572
4.250% due 12/07/2040		700	1,336
4.250% due 12/07/2046		100	195
4.750% due 12/07/2030		400	804
6.000% due 12/07/2028		100	229

			5,657

Total United Kingdom (Cost $9,605)			9,887

UNITED STATES 38.2%

ASSET-BACKED SECURITIES 1.2%
HSBC Home Equity Loan Trust
0.435% due 03/20/2036		$62	58
Panhandle-Plains Higher Education Authority, Inc.
1.711% due 10/01/2035		85	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
1.686% due 12/15/2023	EUR	173	$204
Small Business Administration
5.980% due 05/01/2022		$188	209

			556

CORPORATE BONDS & NOTES 6.1%
Ally Financial, Inc.
3.963% due 06/20/2014		200	188
6.875% due 08/28/2012		200	203
American International Group, Inc.
4.250% due 09/15/2014		100	97
5.750% due 03/15/2067	GBP	100	106
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	200	260
Bank of America Corp.
5.650% due 05/01/2018		$200	191
6.500% due 08/01/2016		35	35
CIT Group, Inc.
5.250% due 04/01/2014		100	100
Citigroup, Inc.
6.000% due 12/13/2013		100	104
Embarq Corp.
7.082% due 06/01/2016		100	108
International Lease Finance Corp.
5.875% due 05/01/2013		100	99
6.375% due 03/25/2013		100	100
6.500% due 09/01/2014		100	103
6.750% due 09/01/2016		100	103
JC Penney Corp., Inc.
7.950% due 04/01/2017		100	109
Jones Group, Inc.
5.125% due 11/15/2014		100	100
JPMorgan Chase & Co.
6.300% due 04/23/2019		200	227
Merrill Lynch & Co., Inc.
2.154% due 09/27/2012	EUR	100	125
4.875% due 05/30/2014		100	124
Morgan Stanley
2.016% due 01/24/2014		$200	184
Pulte Group, Inc.
5.200% due 02/15/2015		100	94
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	136
4.375% due 05/19/2014		50	67

			2,963

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		$96	87
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035		38	30
Commercial Mortgage Pass-Through Certificates
2.426% due 07/10/2046 (a)		2,221	167
2.467% due 07/10/2046 (a)		1,675	161
3.156% due 07/10/2046		195	201
Credit Suisse Mortgage Capital Certificates
0.348% due 02/15/2022		46	45
5.787% due 12/18/2049		200	221
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)		200	3
1.398% due 11/10/2046 (a)		495	28
First Horizon Asset Securities, Inc.
5.615% due 05/25/2037		85	50

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp.
4.592% due 08/10/2043	$200	$220
Harborview Mortgage Loan Trust
0.565% due 02/19/2036	525	272
Indymac Index Mortgage Loan Trust
0.534% due 07/25/2035	46	28
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	200	211
JPMorgan Mortgage Trust
5.271% due 02/25/2036	55	42
Mellon Residential Funding Corp.
0.708% due 08/15/2032	160	143
Merrill Lynch Mortgage Investors, Inc.
2.606% due 02/25/2035	35	30
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.962% due 08/12/2049	100	109
RBSCF Trust
6.007% due 12/16/2049	100	113
Structured Asset Securities Corp.
2.650% due 10/25/2035	192	152
Wachovia Bank Commercial Mortgage Trust
5.416% due 01/15/2045	100	110
Wells Fargo Mortgage-Backed Securities Trust
2.721% due 10/25/2035	84	71

		2,494

MUNICIPAL BONDS & NOTES 1.9%
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	118
7.550% due 04/01/2039	100	122
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	103
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	124
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	100	103
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	100	144
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	108
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	100	119

		941

U.S. GOVERNMENT AGENCIES 23.1%
Fannie Mae
0.724% due 11/25/2040	172	171
0.744% due 11/25/2040	177	177
3.500% due 01/01/2042	4,000	4,115
4.000% due 01/01/2042	3,900	4,098
4.500% due 01/25/2017 - 01/01/2042	1,195	1,272
Freddie Mac
0.878% due 12/15/2037	96	97
NCUA Guaranteed Notes
0.644% due 11/06/2017	817	817
0.834% due 12/08/2020	183	184

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
6.250% due 12/15/2017	$200	$255

		11,186

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Bonds
3.125% due 11/15/2041	100	104
3.750% due 08/15/2041	200	235

		339

Total United States (Cost $18,238)		18,479

SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 0.6%
Banco do Brasil S.A.
0.000% due 02/15/2012	$300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
0.010% due 01/03/2012		$405	$405

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $415. Repurchase proceeds are $405.)

JAPAN TREASURY BILLS 2.7%
0.100% due 02/27/2012	JPY	100,000	1,299

U.S. TREASURY BILLS 0.5%
0.032% due 02/16/2012 - 05/31/2012 (b)(e)(f)		$231	231

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 4.6%
222,364	$2,227

Total Short-Term Instruments (Cost $4,460)	4,461

PURCHASED OPTIONS (h) 0.0%
(Cost $22)	8

Total Investments 116.8% (Cost $56,814)	$56,601

Written Options (i) (0.0%) (Premiums $82)	(16)

Other Assets and Liabilities (Net) (16.8%)	(8,119)

Net Assets 100.0%	$48,466

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $965 at a weighted average interest rate of 0.480%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $65 and cash of $317 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Canada Government 10-Year Bond March Futures	Long	03/2012	3	$4
Euro-Bobl March Futures	Long	03/2012	20	58
Euro-Bund 10-Year Bond March Futures	Long	03/2012	40	214
Put Options Strike @ EUR 109.000 on Euro-Bobl March Futures	Long	03/2012	17	0
Put Options Strike @ EUR 111.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	26	0
Put Options Strike @ EUR 112.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	13	0
United Kingdom 10-Year Gilt March Futures	Short	03/2012	3	(4)

				$272

(f)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $166 and cash of $40 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.IG-15 5-Year Index	(1.000%	)	12/20/2015	$	100	$0	$0

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	$	3,000	$(413)	$(91)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021		1,700	(196)	(46)
Receive	6-Month GBP-LIBOR	2.500%	09/21/2013	GBP	600	(22)	(4)

						$(631)	$(141)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(g)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	3.997%	$	200	$31	$31	$0
Embarq Corp.	DUB	(1.000%	)	06/20/2016	2.123%		100	5	(2)	7
International Lease Finance Corp.	GST	(5.000%	)	06/20/2013	6.667%		100	2	(5)	7
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	2.882%		100	9	7	2
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	3.521%		100	(4)	(6)	2
Pulte Group, Inc.	BRC	(5.000%	)	03/20/2015	4.021%		100	(4)	0	(4)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	3.407%		100	7	6	1

								$46	$31	$15

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%	$	200	$3	$4	$(1)
Australia Government Bond	DUB	1.000%	09/20/2016	0.753%		300	4	5	(1)
Australia Government Bond	GST	1.000%	09/20/2015	0.613%		100	1	2	(1)
Australia Government Bond	GST	1.000%	12/20/2016	0.786%		200	2	(1)	3
Australia Government Bond	MYC	1.000%	12/20/2016	0.786%		100	1	0	1
Australia Government Bond	RYL	1.000%	03/20/2016	0.675%		300	5	7	(2)
Australia Government Bond	RYL	1.000%	09/20/2016	0.753%		100	1	1	(0)
Australia Government Bond	UAG	1.000%	12/20/2016	0.786%		200	2	0	2
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.934%		100	1	(2)	3
California State General Obligation Bonds, Series 2003	CBK	2.950%	12/20/2020	2.741%		100	1	0	1
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.751%		100	(0)	0	(0)
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	2.353%		100	(4)	0	(4)
California State General Obligation Bonds, Series 2003	MYC	2.900%	12/20/2020	2.741%		100	1	0	1
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.751%		100	(3)	0	(3)
China Government International Bond	CBK	1.000%	03/20/2016	1.290%		300	(4)	3	(7)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		400	(7)	0	(7)
China Government International Bond	UAG	1.000%	12/20/2015	1.249%		200	(2)	4	(6)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.879%		100	(2)	0	(2)
General Electric Capital Corp.	BOA	1.000%	12/20/2012	1.529%		200	(1)	(1)	(0)
Germany Government Bond	BOA	0.250%	12/20/2016	0.989%		300	(11)	(13)	2
Germany Government Bond	BRC	0.250%	12/20/2016	0.989%		100	(4)	(5)	1
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		300	(10)	(12)	2
Japan Government International Bond	UAG	1.000%	03/20/2016	1.254%		200	(2)	(1)	(1)
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.461%	EUR	300	(3)	(4)	1
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.461%		100	(2)	(2)	0
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%	$	100	1	1	0
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		100	0	1	(1)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		500	5	4	1
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		300	3	7	(4)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.911%		100	1	1	(0)

							$(23)	$(1)	$(22)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	200	$(6)	$(8)	$2
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		100	(3)	(2)	(1)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		100	(3)	(3)	(0)
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		100	(7)	(6)	(1)
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		200	(7)	(4)	(3)

						$(26)	$(23)	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal, or U.S. Treasury issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.240%	01/02/2012	RYL	BRL	300	$(0)	$0	$(0)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	FBF		2,000	(1)	0	(1)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		1,100	12	12	(0)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		800	(0)	3	(3)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		2,100	1	9	(8)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	300	27	1	26
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS	$	900	(122)	17	(139)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	HUS		200	(23)	(5)	(18)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	MYC		400	(46)	(29)	(17)
Receive	6-Month EUR-EURIBOR	2.000%	09/21/2016	BRC	EUR	500	(10)	1	(11)
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	270,000	178	73	105
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		80,000	53	22	31
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		20,000	23	(1)	24
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		50,000	57	(2)	59
Pay	28-Day MXN TIIE	6.590%	12/08/2015	HUS	MXN	1,700	5	1	4
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MYC		2,600	7	(4)	11
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		2,600	0	0	0
Pay	28-Day MXN TIIE	6.750%	06/08/2016	BRC		900	2	0	2
Pay	28-Day MXN TIIE	6.750%	06/08/2016	HUS		700	2	0	2
Pay	28-Day MXN TIIE	6.750%	06/08/2016	MYC		10,600	30	8	22
Pay	28-Day MXN TIIE	6.960%	07/27/2020	BRC		500	0	(1)	1
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HUS		900	2	(4)	6
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		2,400	(1)	1	(2)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		2,400	10	1	9
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		1,000	4	1	3

							$210	$104	$106

(h)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	200,000	$8	$3
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		300,000	13	5

								$21	$8

Options on Securities

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 02/01/2042	FBF	$87.000	02/06/2012	$	5,000	$1	$0
Put - OTC Fannie Mae 4.000% due 02/01/2042	FBF	90.000	02/06/2012		2,900	0	0
Put - OTC Fannie Mae 4.500% due 02/01/2042	FBF	93.000	02/06/2012		1,200	0	0

						$1	$0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(i)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	200,000	$0	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		200,000	0	0
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		200,000	0	(1)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		200,000	0	0
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400,000	12	(1)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200,000	1	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		600,000	0	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		600,000	0	(2)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500,000	20	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600,000	6	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		200,000	2	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000,000	9	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400,000	13	(4)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100,000	1	0

								$82	$(16)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	24	$14,900	AUD	300	EUR	2,600	$121
Sales	110	7,680		200		4,659	164
Closing Buys	(117)	(10,300)		0		(2,700)	(129)
Expirations	(7)	(1,080)		(500)		(4,559)	(70)
Exercised	(10)	0		0		0	(4)

Balance at 12/31/2011	0	$11,200	AUD	0	EUR	0	$82

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	87	02/2012	CBK	$3	$0	$3
Sell		2,516	02/2012	GST	0	(87)	(87)
Sell		122	02/2012	JPM	0	(4)	(4)
Sell		125	02/2012	MSC	0	(2)	(2)
Buy	BRL	16	01/2012	HUS	0	0	0
Sell		16	01/2012	HUS	0	0	0
Buy		16	01/2012	UAG	0	0	0
Sell		16	01/2012	UAG	0	0	0
Sell		16	03/2012	UAG	0	0	0
Buy	CAD	75	01/2012	CBK	0	0	0
Buy		714	02/2012	DUB	1	0	1
Sell		49	02/2012	DUB	0	0	0
Sell		148	02/2012	MSC	0	(2)	(2)
Sell		48	02/2012	RBC	0	0	0
Buy	CNY	1,357	06/2012	BRC	0	(2)	(2)
Sell		390	06/2012	BRC	0	0	0
Buy		945	06/2012	CBK	0	(1)	(1)
Sell		639	06/2012	CBK	0	0	0
Sell		837	06/2012	DUB	0	(1)	(1)
Sell		1,188	06/2012	FBL	0	(1)	(1)
Sell		1,448	06/2012	GST	0	(1)	(1)
Sell		370	06/2012	HUS	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	4,456	06/2012	JPM	$2	$(3)	$(1)
Sell		3,053	06/2012	JPM	0	(1)	(1)
Buy		708	06/2012	UAG	0	(1)	(1)
Sell		5,325	06/2012	UAG	0	(2)	(2)
Sell		641	10/2012	JPM	0	(1)	(1)
Sell		3,161	02/2013	DUB	0	(2)	(2)
Buy		2,352	02/2013	JPM	0	(6)	(6)
Buy		1,000	08/2013	DUB	0	(4)	(4)
Buy		2,539	08/2013	UAG	0	(7)	(7)
Buy		256	04/2014	BRC	0	(2)	(2)
Buy		359	04/2014	CBK	0	(3)	(3)
Buy		91	04/2014	GST	0	(1)	(1)
Buy		164	04/2014	HUS	0	(2)	(2)
Buy		158	04/2014	JPM	0	(1)	(1)
Buy		153	04/2014	RYL	0	(1)	(1)
Buy		341	04/2014	UAG	0	(3)	(3)
Buy		123	09/2015	BOA	0	(1)	(1)
Buy		430	09/2015	BRC	0	(5)	(5)
Buy		1,656	09/2015	CBK	0	(20)	(20)
Buy		123	09/2015	MSC	0	(1)	(1)
Buy	DKK	1,909	03/2012	HUS	0	(11)	(11)
Buy	EUR	164	01/2012	CBK	0	(1)	(1)
Sell		354	01/2012	CBK	2	0	2
Sell		56	01/2012	GST	1	0	1
Buy		177	01/2012	HUS	1	0	1
Buy		28	01/2012	JPM	0	(1)	(1)
Buy		177	01/2012	MSC	1	0	1
Buy		28	01/2012	UAG	0	(1)	(1)
Buy		592	02/2012	BRC	0	(23)	(23)
Sell		3,084	02/2012	BRC	173	0	173
Buy		506	02/2012	CBK	0	(5)	(5)
Sell		246	02/2012	CBK	21	0	21
Buy		349	02/2012	DUB	0	(20)	(20)
Sell		201	02/2012	DUB	5	0	5
Buy		299	02/2012	GST	0	(6)	(6)
Buy		1,790	02/2012	JPM	0	(97)	(97)
Sell		667	02/2012	JPM	32	0	32
Sell		267	02/2012	MSC	4	0	4
Buy		500	02/2012	RBC	0	(32)	(32)
Sell		172	02/2012	RBC	7	0	7
Buy		55	02/2012	UAG	0	0	0
Sell		1,908	02/2012	UAG	128	0	128
Sell		78	03/2012	BRC	2	0	2
Sell		217	03/2012	CBK	7	0	7
Buy		76	03/2012	JPM	0	(3)	(3)
Buy		307	03/2012	UAG	0	(13)	(13)
Sell		699	05/2012	JPM	41	0	41
Buy	GBP	66	01/2012	CBK	0	0	0
Sell		1,123	03/2012	BRC	13	0	13
Buy		357	03/2012	DUB	0	0	0
Buy		31	03/2012	GST	0	0	0
Sell		1,107	03/2012	UAG	17	0	17
Buy	HKD	1,635	02/2012	CBK	1	0	1
Buy		900	02/2012	FBL	0	0	0
Buy		770	02/2012	JPM	0	0	0
Buy		400	02/2012	UAG	0	0	0
Buy	IDR	290,400	01/2012	BOA	0	(1)	(1)
Buy		148,000	01/2012	DUB	0	(1)	(1)
Buy		152,000	01/2012	HUS	0	(1)	(1)
Buy		72,000	01/2012	UAG	0	0	0
Sell		782,600	01/2012	UAG	2	0	2
Buy		125,830	07/2012	HUS	0	(1)	(1)
Sell	INR	2,422	07/2012	DUB	6	0	6
Buy		2,417	07/2012	JPM	0	(8)	(8)
Buy	JPY	450,738	01/2012	CBK	65	0	65
Sell		50,000	01/2012	DUB	0	(4)	(4)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	513,983	01/2012	FBL	$67	$0	$67
Buy		871,785	01/2012	UAG	112	0	112
Sell		99,973	02/2012	MSC	2	0	2
Buy	KRW	675,581	02/2012	CBK	0	(24)	(24)
Sell		205,032	02/2012	MSC	5	0	5
Sell		468,999	02/2012	UAG	12	0	12
Buy	MXN	5,590	03/2012	BRC	0	(2)	(2)
Buy		669	03/2012	HUS	0	0	0
Sell		22,935	03/2012	HUS	55	0	55
Buy		4,700	03/2012	JPM	0	(2)	(2)
Sell		753	03/2012	JPM	2	0	2
Sell	MYR	203	04/2012	CBK	3	0	3
Buy		201	04/2012	JPM	0	(3)	(3)
Sell	NOK	2,725	03/2012	BRC	16	0	16
Sell	NZD	2,023	02/2012	UAG	0	(63)	(63)
Buy	SEK	1,791	03/2012	BRC	0	(5)	(5)
Sell	SGD	1	02/2012	CBK	0	0	0
Buy	TWD	3,507	01/2012	BRC	0	(7)	(7)
Sell		1,828	01/2012	BRC	5	0	5
Sell		1,636	01/2012	CBK	2	0	2

					$816	$(503)	$313

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$105	$0	$105
Canada
Corporate Bonds & Notes	0	916	0	916
Mortgage-Backed Securities	0	3	0	3
Sovereign Issues	0	714	0	714
Cayman Islands
Asset-Backed Securities	0	153	0	153
France
Corporate Bonds & Notes	0	2,242	0	2,242
Germany
Corporate Bonds & Notes	0	4,238	0	4,238
Sovereign Issues	0	5,195	0	5,195
Ireland
Corporate Bonds & Notes	0	818	0	818
Mexico
Sovereign Issues	0	830	0	830
Netherlands
Asset-Backed Securities	0	33	0	33
Corporate Bonds & Notes	0	1,050	0	1,050
Sovereign Issues	0	1,903	0	1,903
New Zealand
Sovereign Issues	0	1,754	0	1,754
Norway
Corporate Bonds & Notes	0	133	0	133
Spain
Corporate Bonds & Notes	0	91	0	91
Sovereign Issues	0	1,266	0	1,266
Supranational
Corporate Bonds & Notes	0	2,022	0	2,022
Sweden
Corporate Bonds & Notes	0	300	0	300
United Kingdom
Corporate Bonds & Notes	0	1,987	0	1,987
Mortgage-Backed Securities	0	2,243	0	2,243
Sovereign Issues	0	5,657	0	5,657

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United States
Asset-Backed Securities	$0	$556	$0	$556
Corporate Bonds & Notes	0	2,963	0	2,963
Mortgage-Backed Securities	0	2,494	0	2,494
Municipal Bonds & Notes	0	941	0	941
U.S. Government Agencies	0	10,185	1,001	11,186
U.S. Treasury Obligations	0	339	0	339
Short-Term Instruments
Certificates of Deposit	0	299	0	299
Repurchase Agreements	0	405	0	405
Japan Treasury Bills	0	1,299	0	1,299
U.S. Treasury Bills	0	231	0	231
PIMCO Short-Term Floating NAV Portfolio	2,227	0	0	2,227
Purchased Options
Interest Rate Contracts	0	8	0	8
	$2,227	$53,373	$1,001	$56,601

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	39	0	39
Foreign Exchange Contracts	0	816	0	816
Interest Rate Contracts	276	305	0	581
	$276	$1,160	$0	$1,436

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(49)	0	(49)
Foreign Exchange Contracts	0	(503)	0	(503)
Interest Rate Contracts	(4)	(356)	0	(360)
	$(4)	$(908)	$0	$(912)

Totals	$2,499	$53,625	$1,001	$57,125

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Cayman Islands	$185	$0	$(38)	$2	$1	$3	$0	$(153)	$0	$0
United States
Mortgage-Backed Securities	427	(2)	(44)	0	0	8	0	(389)	0	0
U.S. Government Agencies	1,279	0	(280)	0	0	2	0	0	1,001	2

	$1,891	$(2)	$(362)	$2	$1	$13	$0	$(542)	$1,001	$2

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(13)	$0	$0	$0	$8	$5	$0	$0	$0	$0

Totals	$1,878	$(2)	$(362)	$2	$9	$18	$0	$(542)	$1,001	$2

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$8	$8
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	55	55
Unrealized appreciation on foreign currency contracts	0	0	0	816	0	816
Unrealized appreciation on OTC swap agreements	0	39	0	0	305	344

	$0	$39	$0	$816	$368	$1,223

Liabilities:
Written options outstanding	$0	$0	$0	$0	$16	$16
Variation margin payable on financial derivative instruments (2)	0	0	0	0	11	11
Unrealized depreciation on foreign currency contracts	0	0	0	503	0	503
Unrealized depreciation on OTC swap agreements	0	49	0	0	199	248

	$0	$49	$0	$503	$226	$778

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(1)	$10	$9
Net realized gain (loss) on futures contracts, written options and swaps	0	(71)	0	72	306	307
Net realized gain on foreign currency transactions	0	0	0	1,935	0	1,935

	$0	$(71)	$0	$2,006	$316	$2,251

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(13)	0	(3)	298	282
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(284)	0	(284)

	$0	$(13)	$0	$(287)	$284	$(16)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $272 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(141) as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2)	$0	$(2)
BRC	147	0	147
CBK	38	0	38
DUB	31	(10)	21
FBF	189	0	189
FBL	66	0	66
GLM	(1)	0	(1)
GST	(99)	0	(99)
HUS	(84)	0	(84)
JPM	(27)	0	(27)
MSC	7	0	7
MYC	(16)	0	(16)
RBC	(25)	0	(25)
RYL	54	(260)	(206)
UAG	234	0	234

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

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Notes to Financial Statements (Cont.)

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap

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agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or

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Notes to Financial Statements (Cont.)

U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the

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need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative

Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$296	$305

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$2,023	$39,705	$ (39,500)		$(1)	$0	$2,227	$5

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$41,623	$32,019	$47,454	$38,246

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	797	$9,656	1,392	$15,323
Advisor Class	2,044	24,459	2,153	23,654
Issued as reinvestment of distributions
Administrative Class	16	196	20	220
Advisor Class	65	778	45	496
Cost of shares redeemed
Administrative Class	(985)	(11,685)	(1,129)	(12,709)
Advisor Class	(1,200)	(14,268)	(839)	(9,559)
Net increase resulting from Portfolio share transactions	737	$9,136	1,642	$17,425

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$3,184	$47	$43	$794	$—	$—	$—

(1)	Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$56,284	$1,256	$(1,478)	$(222)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$937	$41	$—
12/31/2010	$716	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

PIMCO Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

DECEMBER 31, 2011	ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	32.6%
United Kingdom	17.5%
Germany	16.7%
Short-Term Instruments	7.9%
Netherlands	5.3%
Other	20.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (03/31/2009)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	8.42%	9.91%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	6.57%	8.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,026.00	$1,020.06
Expenses Paid During Period*	$5.21	$5.19
Net Annualized Expense Ratio	1.02%	1.02%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from August 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	03/31/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$11.40	$10.64	$10.01
Net investment income (a)	0.24	0.14	0.12
Net realized/unrealized gain	0.72	0.85	0.83
Total income from investment operations	0.96	0.99	0.95
Dividends from net investment income	(0.23)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.04)	(0.09)	(0.17)
Total distributions	(0.27)	(0.23)	(0.32)
Net asset value end of year or period	$12.09	$11.40	$10.64
Total return	8.42%	9.36%	9.41%
Net assets end of year or period (000s)	$39,994	$27,373	$11,076
Ratio of expenses to average net assets	1.00%	1.01%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	2.00%	1.27%	1.52%*
Portfolio turnover rate	166%**	304%**	683%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$53,969
Investments in Affiliates, at value	2,227
Repurchase agreements, at value	405
Cash	1
Deposits with counterparty	357
Foreign currency, at value	147
Receivable for investments sold	1,022
Receivable for Portfolio shares sold	6
Interest and dividends receivable	505
Variation margin receivable on financial derivative instruments	55
OTC swap premiums paid	234
Unrealized appreciation on foreign currency contracts	816
Unrealized appreciation on OTC swap agreements	344
60,088

Liabilities:
Payable for investments purchased	$10,190
Deposits from counterparty	270
Payable for Portfolio shares redeemed	208
Written options outstanding	16
Accrued investment advisory fees	11
Accrued supervisory and administrative fees	22
Accrued distribution fees	8
Accrued servicing fees	11
Variation margin payable on financial derivative instruments	11
Reimbursement to PIMCO	1
OTC swap premiums received	123
Unrealized depreciation on foreign currency contracts	503
Unrealized depreciation on OTC swap agreements	248
11,622

Net Assets	$48,466

Net Assets Consist of:
Paid in capital	$44,399
Undistributed net investment income	3,414
Accumulated undistributed net realized gain	280
Net unrealized appreciation	373
$48,466

Net Assets:
Administrative Class	$8,472
Advisor Class	39,994

Shares Issued and Outstanding:
Administrative Class	701
Advisor Class	3,308

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$12.09
Advisor Class	12.09

Cost of Investments	$54,182
Cost of Investments in Affiliates	$2,227
Cost of Repurchase Agreements	$405
Cost of Foreign Currency Held	$146
Premiums Received on Written Options	$82

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$1,281
Dividends from Affiliate investments	5
Miscellaneous income	1
Total Income	1,287

Expenses:
Investment advisory fees	107
Supervisory and administrative fees	214
Servicing fees – Administrative Class	13
Distribution and/or servicing fees – Advisor Class	85
Trustees’ fees	1
Interest expense	2
Miscellaneous expense	2
Total Expenses	424

Net Investment Income	863

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	458
Net realized (loss) on Affiliate investments	(1)
Net realized gain on futures contracts, written options and swaps	307
Net realized gain on foreign currency transactions	1,933
Net change in unrealized (depreciation) on investments	(555)
Net change in unrealized appreciation on futures contracts, written options and swaps	282
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(309)
Net Gain	2,115

Net Increase in Net Assets Resulting from Operations	$2,978

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$863	$418
Net realized gain	2,698	1,518
Net realized gain (loss) on Affiliate investments	(1)	2
Net change in unrealized appreciation (depreciation)	(582)	1,329
Net increase resulting from operations	2,978	3,267

Distributions to Shareholders:
From net investment income
Administrative Class	(171)	(144)
Advisor Class	(652)	(272)
From net realized capital gains
Administrative Class	(28)	(76)
Advisor Class	(126)	(224)

Total Distributions	(977)	(716)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	9,136	17,425

Total Increase in Net Assets	11,137	19,976

Net Assets:
Beginning of year	37,329	17,353
End of year*	$48,466	$37,329

*Including undistributed net investment income of:	$3,414	$1,670

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Westpac Banking Corp.
2.700% due 12/09/2014		$100	$105

Total Australia (Cost $100)			105

CANADA 3.4%

CORPORATE BONDS & NOTES 1.9%
Bank of Montreal
2.850% due 06/09/2015		$300	311
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		300	309
Toronto-Dominion Bank
1.625% due 09/14/2016		300	296

			916

MORTGAGE-BACKED SECURITIES 0.0%
Merrill Lynch Financial Assets, Inc.
4.501% due 06/12/2035	CAD	3	3

SOVEREIGN ISSUES 1.5%
Province of Ontario Canada
4.000% due 12/03/2019	EUR	100	144
4.000% due 06/02/2021	CAD	300	324
6.200% due 06/02/2031		100	137
Province of Quebec Canada
4.250% due 12/01/2021		100	109

			714

Total Canada (Cost $1,617)			1,633

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Landmark CDO Ltd.
0.827% due 06/01/2017		$159	153

Total Cayman Islands (Cost $152)			153

FRANCE 4.6%

CORPORATE BONDS & NOTES 4.6%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	193
3.000% due 07/23/2013	EUR	100	131
4.750% due 05/28/2013		100	134
Cie de Financement Foncier
2.000% due 02/17/2012		100	129
2.500% due 09/16/2015		$200	195
4.500% due 01/09/2013	EUR	100	132
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		$200	192
Dexia Credit Local S.A.
0.908% due 04/29/2014		600	545
2.750% due 01/10/2014		200	185
2.750% due 04/29/2014		300	273
General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	100	133

Total France (Cost $2,395)			2,242

GERMANY 19.4%

CORPORATE BONDS & NOTES 8.7%
FMS Wertmanagement AoR
1.579% due 01/20/2014	EUR	200	259
1.583% due 02/18/2015		900	1,165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 12/15/2014	EUR	100	$133
2.750% due 06/03/2016		300	403
3.375% due 06/17/2021		200	274
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		100	130
Kreditanstalt fuer Wiederaufbau
1.419% due 03/04/2013		100	130
2.000% due 09/07/2016		200	265
2.125% due 04/11/2014		300	398
4.125% due 07/04/2017		160	233
6.000% due 08/20/2020	AUD	100	104
6.250% due 05/19/2021		700	744

			4,238

SOVEREIGN ISSUES 10.7%
Republic of Germany
2.500% due 02/27/2015	EUR	500	689
4.750% due 07/04/2028		200	339
5.500% due 01/04/2031		700	1,314
5.625% due 01/04/2028		300	553
6.500% due 07/04/2027		900	1,791
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	509

			5,195

Total Germany (Cost $9,808)			9,433

IRELAND 1.7%

CORPORATE BONDS & NOTES 1.7%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	600	818

Total Ireland (Cost $862)			818

MEXICO 1.7%

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	5,000	370
6.500% due 06/10/2021		3,700	266
10.000% due 12/05/2024		2,100	194

Total Mexico (Cost $884)			830

NETHERLANDS 6.2%

ASSET-BACKED SECURITIES 0.1%
Globaldrive BV
4.000% due 10/20/2016	EUR	25	33

CORPORATE BONDS & NOTES 2.2%
ABN AMRO Bank NV
3.250% due 01/18/2013		100	132
Achmea Hypotheekbank NV
0.782% due 11/03/2014		$100	99
3.200% due 11/03/2014		200	210
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		100	112
ING Bank NV
2.250% due 08/31/2015	EUR	200	261
NIBC Bank NV
0.909% due 12/02/2014		$100	100
3.500% due 04/07/2014	EUR	100	136

			1,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.9%
Netherlands Government Bond
4.000% due 07/15/2016	EUR	700	$1,017
4.000% due 07/15/2018		200	293
4.000% due 07/15/2019		400	593

			1,903

Total Netherlands (Cost $2,983)			2,986

NEW ZEALAND 3.6%

SOVEREIGN ISSUES 3.6%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	766
5.500% due 04/15/2023		600	532
6.000% due 05/15/2021		500	456

Total New Zealand (Cost $1,625)			1,754

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%
DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	100	133

Total Norway (Cost $141)			133

SPAIN 2.8%

CORPORATE BONDS & NOTES 0.2%
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	91

SOVEREIGN ISSUES 2.6%
FADE - Fondo de Amortizacion del Deficit Electrico
5.900% due 03/17/2021	EUR	100	129
Fondo de Reestructuracion ordenada Bancaria
4.400% due 10/21/2013		100	130
Instituto de Credito Oficial
3.154% due 03/25/2014		400	489
3.750% due 07/28/2015		100	127
4.500% due 07/08/2014		300	391

			1,266

Total Spain (Cost $1,475)			1,357

SUPRANATIONAL 4.2%

CORPORATE BONDS & NOTES 4.2%
European Union
2.500% due 12/04/2015	EUR	200	265
2.750% due 06/03/2016		200	267
3.125% due 01/27/2015		400	540
3.250% due 11/07/2014		200	271
3.250% due 04/04/2018		500	679

Total Supranational (Cost $2,147)			2,022

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Stadshypotek AB
1.129% due 09/30/2013		$300	300

Total Sweden (Cost $300)			300

UNITED KINGDOM 20.4%

CORPORATE BONDS & NOTES 4.1%
Abbey National Treasury Services PLC
3.125% due 06/30/2014	EUR	300	389
3.625% due 10/05/2018		200	256

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BP Capital Markets PLC
3.125% due 10/01/2015		$100	$105
3.830% due 10/06/2017	EUR	100	138
LBG Capital No.1 PLC
11.040% due 03/19/2020	GBP	100	136
Lloyds TSB Bank PLC
12.000% due 12/29/2049		$400	367
Nationwide Building Society
2.875% due 09/14/2015	EUR	100	130
4.125% due 02/27/2012		100	130
4.625% due 09/13/2012		100	132
5.500% due 07/18/2012		$200	204

			1,987

MORTGAGE-BACKED SECURITIES 4.6%
Eurosail PLC
1.215% due 03/13/2045	GBP	200	250
1.597% due 03/13/2045	EUR	100	99
Granite Master Issuer PLC
0.425% due 12/20/2054		$142	122
0.455% due 12/20/2054		100	82
1.299% due 12/17/2054	EUR	100	105
Granite Mortgages PLC
1.390% due 06/20/2044	GBP	77	114
Great Hall Mortgages PLC
0.689% due 06/18/2039		$68	54
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	100	129
2.972% due 10/15/2054		200	259
Kensington Mortgage Securities PLC
1.600% due 06/14/2040		84	86
Mansard Mortgages PLC
1.711% due 12/15/2049	GBP	227	283
Newgate Funding PLC
2.061% due 12/15/2050		200	219
RMAC Securities PLC
1.224% due 06/12/2044		200	242
1.620% due 06/12/2044	EUR	200	199

			2,243

SOVEREIGN ISSUES 11.7%
United Kingdom Gilt
2.000% due 01/22/2016	GBP	100	163
3.750% due 09/07/2019		100	179
3.750% due 09/07/2020		100	180
3.750% due 09/07/2021		300	538
4.250% due 12/07/2027		200	379
4.250% due 06/07/2032		300	568
4.250% due 03/07/2036		270	514
4.250% due 09/07/2039		300	572
4.250% due 12/07/2040		700	1,336
4.250% due 12/07/2046		100	195
4.750% due 12/07/2030		400	804
6.000% due 12/07/2028		100	229

			5,657

Total United Kingdom (Cost $9,605)			9,887

UNITED STATES 38.2%

ASSET-BACKED SECURITIES 1.2%
HSBC Home Equity Loan Trust
0.435% due 03/20/2036		$62	58
Panhandle-Plains Higher Education Authority, Inc.
1.711% due 10/01/2035		85	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
1.686% due 12/15/2023	EUR	173	$204
Small Business Administration
5.980% due 05/01/2022		$188	209

			556

CORPORATE BONDS & NOTES 6.1%
Ally Financial, Inc.
3.963% due 06/20/2014		200	188
6.875% due 08/28/2012		200	203
American International Group, Inc.
4.250% due 09/15/2014		100	97
5.750% due 03/15/2067	GBP	100	106
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	200	260
Bank of America Corp.
5.650% due 05/01/2018		$200	191
6.500% due 08/01/2016		35	35
CIT Group, Inc.
5.250% due 04/01/2014		100	100
Citigroup, Inc.
6.000% due 12/13/2013		100	104
Embarq Corp.
7.082% due 06/01/2016		100	108
International Lease Finance Corp.
5.875% due 05/01/2013		100	99
6.375% due 03/25/2013		100	100
6.500% due 09/01/2014		100	103
6.750% due 09/01/2016		100	103
JC Penney Corp., Inc.
7.950% due 04/01/2017		100	109
Jones Group, Inc.
5.125% due 11/15/2014		100	100
JPMorgan Chase & Co.
6.300% due 04/23/2019		200	227
Merrill Lynch & Co., Inc.
2.154% due 09/27/2012	EUR	100	125
4.875% due 05/30/2014		100	124
Morgan Stanley
2.016% due 01/24/2014		$200	184
Pulte Group, Inc.
5.200% due 02/15/2015		100	94
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	136
4.375% due 05/19/2014		50	67

			2,963

MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		$96	87
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035		38	30
Commercial Mortgage Pass-Through Certificates
2.426% due 07/10/2046 (a)		2,221	167
2.467% due 07/10/2046 (a)		1,675	161
3.156% due 07/10/2046		195	201
Credit Suisse Mortgage Capital Certificates
0.348% due 02/15/2022		46	45
5.787% due 12/18/2049		200	221
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)		200	3
1.398% due 11/10/2046 (a)		495	28
First Horizon Asset Securities, Inc.
5.615% due 05/25/2037		85	50

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp.
4.592% due 08/10/2043	$200	$220
Harborview Mortgage Loan Trust
0.565% due 02/19/2036	525	272
Indymac Index Mortgage Loan Trust
0.534% due 07/25/2035	46	28
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	200	211
JPMorgan Mortgage Trust
5.271% due 02/25/2036	55	42
Mellon Residential Funding Corp.
0.708% due 08/15/2032	160	143
Merrill Lynch Mortgage Investors, Inc.
2.606% due 02/25/2035	35	30
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.962% due 08/12/2049	100	109
RBSCF Trust
6.007% due 12/16/2049	100	113
Structured Asset Securities Corp.
2.650% due 10/25/2035	192	152
Wachovia Bank Commercial Mortgage Trust
5.416% due 01/15/2045	100	110
Wells Fargo Mortgage-Backed Securities Trust
2.721% due 10/25/2035	84	71

		2,494

MUNICIPAL BONDS & NOTES 1.9%
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	118
7.550% due 04/01/2039	100	122
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	103
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	124
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	100	103
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	100	144
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	108
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	100	119

		941

U.S. GOVERNMENT AGENCIES 23.1%
Fannie Mae
0.724% due 11/25/2040	172	171
0.744% due 11/25/2040	177	177
3.500% due 01/01/2042	4,000	4,115
4.000% due 01/01/2042	3,900	4,098
4.500% due 01/25/2017 - 01/01/2042	1,195	1,272
Freddie Mac
0.878% due 12/15/2037	96	97
NCUA Guaranteed Notes
0.644% due 11/06/2017	817	817
0.834% due 12/08/2020	183	184

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
6.250% due 12/15/2017	$200	$255

		11,186

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Bonds
3.125% due 11/15/2041	100	104
3.750% due 08/15/2041	200	235

		339

Total United States (Cost $18,238)		18,479

SHORT-TERM INSTRUMENTS 9.2%

CERTIFICATES OF DEPOSIT 0.6%
Banco do Brasil S.A.
0.000% due 02/15/2012	$300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
0.010% due 01/03/2012		$405	$405

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $415. Repurchase proceeds are $405.)

JAPAN TREASURY BILLS 2.7%
0.100% due 02/27/2012	JPY	100,000	1,299

U.S. TREASURY BILLS 0.5%
0.032% due 02/16/2012 - 05/31/2012 (b)(e)(f)		$231	231

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 4.6%
222,364	$2,227

Total Short-Term Instruments (Cost $4,460)	4,461

PURCHASED OPTIONS (h) 0.0%
(Cost $22)	8

Total Investments 116.8% (Cost $56,814)	$56,601

Written Options (i) (0.0%) (Premiums $82)	(16)

Other Assets and Liabilities (Net) (16.8%)	(8,119)

Net Assets 100.0%	$48,466

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $965 at a weighted average interest rate of 0.480%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $65 and cash of $317 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Canada Government 10-Year Bond March Futures	Long	03/2012	3	$4
Euro-Bobl March Futures	Long	03/2012	20	58
Euro-Bund 10-Year Bond March Futures	Long	03/2012	40	214
Put Options Strike @ EUR 109.000 on Euro-Bobl March Futures	Long	03/2012	17	0
Put Options Strike @ EUR 111.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	26	0
Put Options Strike @ EUR 112.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	13	0
United Kingdom 10-Year Gilt March Futures	Short	03/2012	3	(4)

				$272

(f)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $166 and cash of $40 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.IG-15 5-Year Index	(1.000%	)	12/20/2015	$	100	$0	$0

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	$	3,000	$(413)	$(91)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021		1,700	(196)	(46)
Receive	6-Month GBP-LIBOR	2.500%	09/21/2013	GBP	600	(22)	(4)

						$(631)	$(141)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(g)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	3.997%	$	200	$31	$31	$0
Embarq Corp.	DUB	(1.000%	)	06/20/2016	2.123%		100	5	(2)	7
International Lease Finance Corp.	GST	(5.000%	)	06/20/2013	6.667%		100	2	(5)	7
JC Penney Corp., Inc.	DUB	(1.000%	)	06/20/2017	2.882%		100	9	7	2
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	3.521%		100	(4)	(6)	2
Pulte Group, Inc.	BRC	(5.000%	)	03/20/2015	4.021%		100	(4)	0	(4)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	3.407%		100	7	6	1

								$46	$31	$15

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%	$	200	$3	$4	$(1)
Australia Government Bond	DUB	1.000%	09/20/2016	0.753%		300	4	5	(1)
Australia Government Bond	GST	1.000%	09/20/2015	0.613%		100	1	2	(1)
Australia Government Bond	GST	1.000%	12/20/2016	0.786%		200	2	(1)	3
Australia Government Bond	MYC	1.000%	12/20/2016	0.786%		100	1	0	1
Australia Government Bond	RYL	1.000%	03/20/2016	0.675%		300	5	7	(2)
Australia Government Bond	RYL	1.000%	09/20/2016	0.753%		100	1	1	(0)
Australia Government Bond	UAG	1.000%	12/20/2016	0.786%		200	2	0	2
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.934%		100	1	(2)	3
California State General Obligation Bonds, Series 2003	CBK	2.950%	12/20/2020	2.741%		100	1	0	1
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.751%		100	(0)	0	(0)
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	2.353%		100	(4)	0	(4)
California State General Obligation Bonds, Series 2003	MYC	2.900%	12/20/2020	2.741%		100	1	0	1
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.751%		100	(3)	0	(3)
China Government International Bond	CBK	1.000%	03/20/2016	1.290%		300	(4)	3	(7)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		400	(7)	0	(7)
China Government International Bond	UAG	1.000%	12/20/2015	1.249%		200	(2)	4	(6)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.879%		100	(2)	0	(2)
General Electric Capital Corp.	BOA	1.000%	12/20/2012	1.529%		200	(1)	(1)	(0)
Germany Government Bond	BOA	0.250%	12/20/2016	0.989%		300	(11)	(13)	2
Germany Government Bond	BRC	0.250%	12/20/2016	0.989%		100	(4)	(5)	1
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		300	(10)	(12)	2
Japan Government International Bond	UAG	1.000%	03/20/2016	1.254%		200	(2)	(1)	(1)
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.461%	EUR	300	(3)	(4)	1
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.461%		100	(2)	(2)	0
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%	$	100	1	1	0
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		100	0	1	(1)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		500	5	4	1
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		300	3	7	(4)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.911%		100	1	1	(0)

							$(23)	$(1)	$(22)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	200	$(6)	$(8)	$2
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		100	(3)	(2)	(1)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		100	(3)	(3)	(0)
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		100	(7)	(6)	(1)
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		200	(7)	(4)	(3)

						$(26)	$(23)	$(3)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal, or U.S. Treasury issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.240%	01/02/2012	RYL	BRL	300	$(0)	$0	$(0)
Pay	1-Year BRL-CDI	11.280%	01/02/2012	FBF		2,000	(1)	0	(1)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		1,100	12	12	(0)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		800	(0)	3	(3)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		2,100	1	9	(8)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	300	27	1	26
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS	$	900	(122)	17	(139)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	HUS		200	(23)	(5)	(18)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	MYC		400	(46)	(29)	(17)
Receive	6-Month EUR-EURIBOR	2.000%	09/21/2016	BRC	EUR	500	(10)	1	(11)
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	270,000	178	73	105
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		80,000	53	22	31
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		20,000	23	(1)	24
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		50,000	57	(2)	59
Pay	28-Day MXN TIIE	6.590%	12/08/2015	HUS	MXN	1,700	5	1	4
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MYC		2,600	7	(4)	11
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		2,600	0	0	0
Pay	28-Day MXN TIIE	6.750%	06/08/2016	BRC		900	2	0	2
Pay	28-Day MXN TIIE	6.750%	06/08/2016	HUS		700	2	0	2
Pay	28-Day MXN TIIE	6.750%	06/08/2016	MYC		10,600	30	8	22
Pay	28-Day MXN TIIE	6.960%	07/27/2020	BRC		500	0	(1)	1
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HUS		900	2	(4)	6
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		2,400	(1)	1	(2)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		2,400	10	1	9
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		1,000	4	1	3

							$210	$104	$106

(h)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	200,000	$8	$3
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		300,000	13	5

								$21	$8

Options on Securities

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 02/01/2042	FBF	$87.000	02/06/2012	$	5,000	$1	$0
Put - OTC Fannie Mae 4.000% due 02/01/2042	FBF	90.000	02/06/2012		2,900	0	0
Put - OTC Fannie Mae 4.500% due 02/01/2042	FBF	93.000	02/06/2012		1,200	0	0

						$1	$0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

(i)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	200,000	$0	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		200,000	0	0
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		200,000	0	(1)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		200,000	0	0
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400,000	12	(1)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200,000	1	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		600,000	0	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		600,000	0	(2)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500,000	20	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600,000	6	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		200,000	2	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		300,000	3	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		300,000	3	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,000,000	9	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400,000	13	(4)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100,000	1	0

								$82	$(16)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	24	$14,900	AUD	300	EUR	2,600	$121
Sales	110	7,680		200		4,659	164
Closing Buys	(117)	(10,300)		0		(2,700)	(129)
Expirations	(7)	(1,080)		(500)		(4,559)	(70)
Exercised	(10)	0		0		0	(4)

Balance at 12/31/2011	0	$11,200	AUD	0	EUR	0	$82

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	87	02/2012	CBK	$3	$0	$3
Sell		2,516	02/2012	GST	0	(87)	(87)
Sell		122	02/2012	JPM	0	(4)	(4)
Sell		125	02/2012	MSC	0	(2)	(2)
Buy	BRL	16	01/2012	HUS	0	0	0
Sell		16	01/2012	HUS	0	0	0
Buy		16	01/2012	UAG	0	0	0
Sell		16	01/2012	UAG	0	0	0
Sell		16	03/2012	UAG	0	0	0
Buy	CAD	75	01/2012	CBK	0	0	0
Buy		714	02/2012	DUB	1	0	1
Sell		49	02/2012	DUB	0	0	0
Sell		148	02/2012	MSC	0	(2)	(2)
Sell		48	02/2012	RBC	0	0	0
Buy	CNY	1,357	06/2012	BRC	0	(2)	(2)
Sell		390	06/2012	BRC	0	0	0
Buy		945	06/2012	CBK	0	(1)	(1)
Sell		639	06/2012	CBK	0	0	0
Sell		837	06/2012	DUB	0	(1)	(1)
Sell		1,188	06/2012	FBL	0	(1)	(1)
Sell		1,448	06/2012	GST	0	(1)	(1)
Sell		370	06/2012	HUS	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	4,456	06/2012	JPM	$2	$(3)	$(1)
Sell		3,053	06/2012	JPM	0	(1)	(1)
Buy		708	06/2012	UAG	0	(1)	(1)
Sell		5,325	06/2012	UAG	0	(2)	(2)
Sell		641	10/2012	JPM	0	(1)	(1)
Sell		3,161	02/2013	DUB	0	(2)	(2)
Buy		2,352	02/2013	JPM	0	(6)	(6)
Buy		1,000	08/2013	DUB	0	(4)	(4)
Buy		2,539	08/2013	UAG	0	(7)	(7)
Buy		256	04/2014	BRC	0	(2)	(2)
Buy		359	04/2014	CBK	0	(3)	(3)
Buy		91	04/2014	GST	0	(1)	(1)
Buy		164	04/2014	HUS	0	(2)	(2)
Buy		158	04/2014	JPM	0	(1)	(1)
Buy		153	04/2014	RYL	0	(1)	(1)
Buy		341	04/2014	UAG	0	(3)	(3)
Buy		123	09/2015	BOA	0	(1)	(1)
Buy		430	09/2015	BRC	0	(5)	(5)
Buy		1,656	09/2015	CBK	0	(20)	(20)
Buy		123	09/2015	MSC	0	(1)	(1)
Buy	DKK	1,909	03/2012	HUS	0	(11)	(11)
Buy	EUR	164	01/2012	CBK	0	(1)	(1)
Sell		354	01/2012	CBK	2	0	2
Sell		56	01/2012	GST	1	0	1
Buy		177	01/2012	HUS	1	0	1
Buy		28	01/2012	JPM	0	(1)	(1)
Buy		177	01/2012	MSC	1	0	1
Buy		28	01/2012	UAG	0	(1)	(1)
Buy		592	02/2012	BRC	0	(23)	(23)
Sell		3,084	02/2012	BRC	173	0	173
Buy		506	02/2012	CBK	0	(5)	(5)
Sell		246	02/2012	CBK	21	0	21
Buy		349	02/2012	DUB	0	(20)	(20)
Sell		201	02/2012	DUB	5	0	5
Buy		299	02/2012	GST	0	(6)	(6)
Buy		1,790	02/2012	JPM	0	(97)	(97)
Sell		667	02/2012	JPM	32	0	32
Sell		267	02/2012	MSC	4	0	4
Buy		500	02/2012	RBC	0	(32)	(32)
Sell		172	02/2012	RBC	7	0	7
Buy		55	02/2012	UAG	0	0	0
Sell		1,908	02/2012	UAG	128	0	128
Sell		78	03/2012	BRC	2	0	2
Sell		217	03/2012	CBK	7	0	7
Buy		76	03/2012	JPM	0	(3)	(3)
Buy		307	03/2012	UAG	0	(13)	(13)
Sell		699	05/2012	JPM	41	0	41
Buy	GBP	66	01/2012	CBK	0	0	0
Sell		1,123	03/2012	BRC	13	0	13
Buy		357	03/2012	DUB	0	0	0
Buy		31	03/2012	GST	0	0	0
Sell		1,107	03/2012	UAG	17	0	17
Buy	HKD	1,635	02/2012	CBK	1	0	1
Buy		900	02/2012	FBL	0	0	0
Buy		770	02/2012	JPM	0	0	0
Buy		400	02/2012	UAG	0	0	0
Buy	IDR	290,400	01/2012	BOA	0	(1)	(1)
Buy		148,000	01/2012	DUB	0	(1)	(1)
Buy		152,000	01/2012	HUS	0	(1)	(1)
Buy		72,000	01/2012	UAG	0	0	0
Sell		782,600	01/2012	UAG	2	0	2
Buy		125,830	07/2012	HUS	0	(1)	(1)
Sell	INR	2,422	07/2012	DUB	6	0	6
Buy		2,417	07/2012	JPM	0	(8)	(8)
Buy	JPY	450,738	01/2012	CBK	65	0	65
Sell		50,000	01/2012	DUB	0	(4)	(4)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	513,983	01/2012	FBL	$67	$0	$67
Buy		871,785	01/2012	UAG	112	0	112
Sell		99,973	02/2012	MSC	2	0	2
Buy	KRW	675,581	02/2012	CBK	0	(24)	(24)
Sell		205,032	02/2012	MSC	5	0	5
Sell		468,999	02/2012	UAG	12	0	12
Buy	MXN	5,590	03/2012	BRC	0	(2)	(2)
Buy		669	03/2012	HUS	0	0	0
Sell		22,935	03/2012	HUS	55	0	55
Buy		4,700	03/2012	JPM	0	(2)	(2)
Sell		753	03/2012	JPM	2	0	2
Sell	MYR	203	04/2012	CBK	3	0	3
Buy		201	04/2012	JPM	0	(3)	(3)
Sell	NOK	2,725	03/2012	BRC	16	0	16
Sell	NZD	2,023	02/2012	UAG	0	(63)	(63)
Buy	SEK	1,791	03/2012	BRC	0	(5)	(5)
Sell	SGD	1	02/2012	CBK	0	0	0
Buy	TWD	3,507	01/2012	BRC	0	(7)	(7)
Sell		1,828	01/2012	BRC	5	0	5
Sell		1,636	01/2012	CBK	2	0	2

					$816	$(503)	$313

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$105	$0	$105
Canada
Corporate Bonds & Notes	0	916	0	916
Mortgage-Backed Securities	0	3	0	3
Sovereign Issues	0	714	0	714
Cayman Islands
Asset-Backed Securities	0	153	0	153
France
Corporate Bonds & Notes	0	2,242	0	2,242
Germany
Corporate Bonds & Notes	0	4,238	0	4,238
Sovereign Issues	0	5,195	0	5,195
Ireland
Corporate Bonds & Notes	0	818	0	818
Mexico
Sovereign Issues	0	830	0	830
Netherlands
Asset-Backed Securities	0	33	0	33
Corporate Bonds & Notes	0	1,050	0	1,050
Sovereign Issues	0	1,903	0	1,903
New Zealand
Sovereign Issues	0	1,754	0	1,754
Norway
Corporate Bonds & Notes	0	133	0	133
Spain
Corporate Bonds & Notes	0	91	0	91
Sovereign Issues	0	1,266	0	1,266
Supranational
Corporate Bonds & Notes	0	2,022	0	2,022
Sweden
Corporate Bonds & Notes	0	300	0	300
United Kingdom
Corporate Bonds & Notes	0	1,987	0	1,987
Mortgage-Backed Securities	0	2,243	0	2,243
Sovereign Issues	0	5,657	0	5,657

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United States
Asset-Backed Securities	$0	$556	$0	$556
Corporate Bonds & Notes	0	2,963	0	2,963
Mortgage-Backed Securities	0	2,494	0	2,494
Municipal Bonds & Notes	0	941	0	941
U.S. Government Agencies	0	10,185	1,001	11,186
U.S. Treasury Obligations	0	339	0	339
Short-Term Instruments
Certificates of Deposit	0	299	0	299
Repurchase Agreements	0	405	0	405
Japan Treasury Bills	0	1,299	0	1,299
U.S. Treasury Bills	0	231	0	231
PIMCO Short-Term Floating NAV Portfolio	2,227	0	0	2,227
Purchased Options
Interest Rate Contracts	0	8	0	8
	$2,227	$53,373	$1,001	$56,601

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	39	0	39
Foreign Exchange Contracts	0	816	0	816
Interest Rate Contracts	276	305	0	581
	$276	$1,160	$0	$1,436

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(49)	0	(49)
Foreign Exchange Contracts	0	(503)	0	(503)
Interest Rate Contracts	(4)	(356)	0	(360)
	$(4)	$(908)	$0	$(912)

Totals	$2,499	$53,625	$1,001	$57,125

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Cayman Islands	$185	$0	$(38)	$2	$1	$3	$0	$(153)	$0	$0
United States
Mortgage-Backed Securities	427	(2)	(44)	0	0	8	0	(389)	0	0
U.S. Government Agencies	1,279	0	(280)	0	0	2	0	0	1,001	2

	$1,891	$(2)	$(362)	$2	$1	$13	$0	$(542)	$1,001	$2

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(13)	$0	$0	$0	$8	$5	$0	$0	$0	$0

Totals	$1,878	$(2)	$(362)	$2	$9	$18	$0	$(542)	$1,001	$2

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$8	$8
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	55	55
Unrealized appreciation on foreign currency contracts	0	0	0	816	0	816
Unrealized appreciation on OTC swap agreements	0	39	0	0	305	344

	$0	$39	$0	$816	$368	$1,223

Liabilities:
Written options outstanding	$0	$0	$0	$0	$16	$16
Variation margin payable on financial derivative instruments (2)	0	0	0	0	11	11
Unrealized depreciation on foreign currency contracts	0	0	0	503	0	503
Unrealized depreciation on OTC swap agreements	0	49	0	0	199	248

	$0	$49	$0	$503	$226	$778

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(1)	$10	$9
Net realized gain (loss) on futures contracts, written options and swaps	0	(71)	0	72	306	307
Net realized gain on foreign currency transactions	0	0	0	1,935	0	1,935

	$0	$(71)	$0	$2,006	$316	$2,251

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(13)	0	(3)	298	282
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(284)	0	(284)

	$0	$(13)	$0	$(287)	$284	$(16)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $272 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(141) as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2)	$0	$(2)
BRC	147	0	147
CBK	38	0	38
DUB	31	(10)	21
FBF	189	0	189
FBL	66	0	66
GLM	(1)	0	(1)
GST	(99)	0	(99)
HUS	(84)	0	(84)
JPM	(27)	0	(27)
MSC	7	0	7
MYC	(16)	0	(16)
RBC	(25)	0	(25)
RYL	54	(260)	(206)
UAG	234	0	234

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value   The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative

Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$296	$305

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$2,023	$39,705	$ (39,500)		$(1)	$0	$2,227	$5

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$41,623	$32,019	$47,454	$38,246

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	797	$9,656	1,392	$15,323
Advisor Class	2,044	24,459	2,153	23,654
Issued as reinvestment of distributions
Administrative Class	16	196	20	220
Advisor Class	65	778	45	496
Cost of shares redeemed
Administrative Class	(985)	(11,685)	(1,129)	(12,709)
Advisor Class	(1,200)	(14,268)	(839)	(9,559)
Net increase resulting from Portfolio share transactions	737	$9,136	1,642	$17,425

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 80% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$3,184	$47	$43	$794	$—	$—	$—

(1)	Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$56,284	$1,256	$ (1,478)	$ (222)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$937	$41	$—
12/31/2010	$716	$—	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

DECEMBER 31, 2011	ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	36.7%
Germany	16.2%
United Kingdom	15.9%
Short-Term Instruments	6.3%
Netherlands	4.7%
Other	20.2%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	6.76%	6.25%	5.44%	5.39%
JPMorgan GBI Global ex-US Index Hedged in USD±	4.47%	4.62%	4.59%	4.94%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,055.40	$1,020.57
Expenses Paid During Period*	$4.77	$4.69
Net Annualized Expense Ratio	0.92%	0.92%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from July 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$9.98	$9.64	$9.58	$10.12	$10.10
Net investment income (a)	0.23	0.21	0.37	0.35	0.35
Net realized/unrealized gain (loss)	0.43	0.60	1.10	(0.59)	0.01
Total income (loss) from investment operations	0.66	0.81	1.47	(0.24)	0.36
Dividends from net investment income	(0.21)	(0.19)	(0.32)	(0.30)	(0.34)
Distributions from net realized capital gains	(0.10)	(0.28)	(1.07)	0.00	0.00
Tax basis return of capital	0.00	0.00	(0.02)	0.00	0.00
Total distributions	(0.31)	(0.47)	(1.41)	(0.30)	(0.34)
Net asset value end of year	$10.33	$9.98	$9.64	$9.58	$10.12
Total return	6.76%	8.49%	15.60%	(2.40)%	3.62%
Net assets end of year (000s)	$78,493	$79,591	$69,356	$76,215	$68,312
Ratio of expenses to average net assets	0.91%	0.90%	0.91%	0.91%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.30%	2.06%	3.67%	3.56%	3.49%
Portfolio turnover rate	218%*	130%*	459%	655%	621%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$92,106
Investments in Affiliates, at value	3,804
Repurchase agreements, at value	265
Cash	10
Deposits with counterparty	512
Foreign currency, at value	326
Receivable for investments sold	7,356
Receivable for cross-currency swap exchanges	1,870
Receivable for Portfolio shares sold	274
Interest and dividends receivable	969
Variation margin receivable on financial derivative instruments	104
OTC swap premiums paid	385
Unrealized appreciation on foreign currency contracts	1,629
Unrealized appreciation on OTC swap agreements	774
110,384

Liabilities:
Payable for investments purchased	$19,638
Payable for investments purchased on a delayed-delivery basis	7,542
Deposits from counterparty	1,400
Payable for cross-currency swap exchanges	1,869
Payable for Portfolio shares redeemed	29
Written options outstanding	29
Accrued investment advisory fees	17
Accrued supervisory and administrative fees	34
Accrued servicing fees	9
Variation margin payable on financial derivative instruments	22
OTC swap premiums received	179
Unrealized depreciation on foreign currency contracts	634
Unrealized depreciation on OTC swap agreements	454
Other liabilities	16
31,872

Net Assets	$78,512

Net Assets Consist of:
Paid in capital	$76,890
(Overdistributed) net investment income	(21)
Accumulated undistributed net realized gain	2,061
Net unrealized (depreciation)	(418)
$78,512

Net Assets:
Institutional Class	$19
Administrative Class	78,493

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,602

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.33
Administrative Class	10.33

Cost of Investments	$94,265
Cost of Investments in Affiliates	$3,803
Cost of Repurchase Agreements	$265
Cost of Foreign Currency Held	$325
Premiums Received on Written Options	$165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$2,425
Dividends	5
Dividends from Affiliate investments	5
Total Income	2,435

Expenses:
Investment advisory fees	190
Supervisory and administrative fees	379
Servicing fees – Administrative Class	114
Trustees’ fees	1
Interest expense	6
Total Expenses	690

Net Investment Income	1,745

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,247
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts, written options and swaps	656
Net realized (loss) on foreign currency transactions	(381)
Net change in unrealized (depreciation) on investments	(1,637)
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized appreciation on futures contracts, written options and swaps	559
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,629
Net Gain	3,075

Net Increase in Net Assets Resulting from Operations	$4,820

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,745	$1,673
Net realized gain	2,522	4,687
Net realized gain on Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	551	(71)
Net change in unrealized appreciation on Affiliate investments	1	0
Net increase resulting from operations	4,820	6,289

Distributions to Shareholders:
From net investment income
Administrative Class	(1,605)	(1,506)
From net realized capital gains
Administrative Class	(726)	(2,200)

Total Distributions	(2,331)	(3,706)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,586)	7,654

Total Increase (Decrease) in Net Assets	(1,097)	10,237

Net Assets:
Beginning of year	79,609	69,372
End of year*	$78,512	$79,609

*Including (overdistributed) net investment income of:	$(21)	$(267)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 1.7%
Commonwealth Bank of Australia
3.492% due 08/13/2014		$500	$530
ING Bank Australia Ltd.
5.150% due 06/24/2014	AUD	800	827

			1,357

MORTGAGE-BACKED SECURITIES 0.4%
Medallion Trust
0.636% due 05/25/2035		$83	82
Puma Finance Ltd.
4.847% due 08/22/2037	AUD	100	98
Torrens Trust
4.810% due 10/19/2038		149	148

			328

Total Australia (Cost $1,476)			1,685

CANADA 1.0%

ASSET-BACKED SECURITIES 0.0%
Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	6	6

SOVEREIGN ISSUES 1.0%
Canada Government Bond
2.750% due 09/01/2016		300	314
Province of British Columbia Canada
4.300% due 06/18/2042		100	116
Province of Ontario Canada
6.200% due 06/02/2031		100	138
Province of Quebec Canada
4.250% due 12/01/2021		200	218

			786

Total Canada (Cost $779)			792

CAYMAN ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Transocean, Inc.
4.950% due 11/15/2015		$400	409

Total Cayman Islands (Cost $400)			409

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	28	5

Total Denmark (Cost $3)			5

FRANCE 4.4%

CORPORATE BONDS & NOTES 4.4%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	300	402
Cie de Financement Foncier
2.000% due 02/17/2012		100	129
2.250% due 01/25/2013		200	259
3.625% due 01/16/2012		100	129
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		$400	385
Dexia Credit Local S.A.
2.750% due 01/10/2014		1,400	1,298
2.750% due 04/29/2014		700	637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vivendi S.A.
5.750% due 04/04/2013		$200	$209

Total France (Cost $3,694)			3,448

GERMANY 19.9%

ASSET-BACKED SECURITIES 0.1%
Driver One GmbH
1.238% due 10/21/2015	EUR	32	42

CORPORATE BONDS & NOTES 2.7%
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		800	1,044
Kreditanstalt fuer Wiederaufbau
2.125% due 04/11/2014		500	663
6.250% due 05/19/2021	AUD	400	425

			2,132

SOVEREIGN ISSUES 17.1%
FMS Wertmanagement AoR
1.579% due 01/20/2014	EUR	500	648
2.375% due 12/15/2014		300	399
3.375% due 06/17/2021		400	549
Republic of Germany
2.250% due 04/10/2015		600	822
2.500% due 02/27/2015		3,100	4,273
2.500% due 01/04/2021		100	138
3.250% due 07/04/2021		800	1,170
4.750% due 07/04/2028		300	508
5.500% due 01/04/2031		1,700	3,191
5.625% due 01/04/2028		400	738
6.500% due 07/04/2027		500	995

			13,431

Total Germany (Cost $16,287)			15,605

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.7%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	400	545

MORTGAGE-BACKED SECURITIES 0.1%
Immeo Residential Finance PLC
1.586% due 12/15/2016		38	47

Total Ireland (Cost $628)			592

ITALY 0.4%

CORPORATE BONDS & NOTES 0.4%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		$400	329

Total Italy (Cost $397)			329

JAPAN 4.0%

MORTGAGE-BACKED SECURITIES 0.0%
JLOC Ltd.
0.456% due 02/16/2016	JPY	2,500	30

SOVEREIGN ISSUES 4.0%
Japan Government International Bond
0.200% due 02/15/2012		240,000	3,118

Total Japan (Cost $2,662)			3,148

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
BAA Funding Ltd.
3.975% due 02/15/2014	EUR	100	$130
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	200	194

Total Jersey, Channel Islands (Cost $405)			324

LIBERIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	210

Total Liberia (Cost $191)			210

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	100	125

Total Luxembourg (Cost $131)			125

MEXICO 1.7%

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	6,200	458
6.500% due 06/10/2021		5,100	367
10.000% due 12/05/2024		5,800	536

Total Mexico (Cost $1,420)			1,361

NETHERLANDS 5.7%

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013	EUR	200	263
3.750% due 01/12/2012		100	130
Fortis Bank Nederland NV
3.375% due 05/19/2014		500	680
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$300	338
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	100	136

			1,547

SOVEREIGN ISSUES 3.7%
Netherlands Government Bond
4.000% due 07/15/2018		600	880
4.000% due 07/15/2019		1,000	1,482
4.250% due 07/15/2013		200	275
4.500% due 07/15/2017		200	298

			2,935

Total Netherlands (Cost $4,488)			4,482

NEW ZEALAND 3.6%

SOVEREIGN ISSUES 3.6%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,400	1,191
5.500% due 04/15/2023		500	443
6.000% due 05/15/2021		1,300	1,187

Total New Zealand (Cost $2,778)			2,821

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.5%

CORPORATE BONDS & NOTES 0.5%
DnB NOR Boligkreditt A/S
2.375% due 07/20/2016	EUR	300	$392

Total Norway (Cost $386)			392

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	134

Total South Korea (Cost $154)			134

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
FADE - Fondo de Amortizacion del Deficit Electrico
5.900% due 03/17/2021	EUR	100	130
Fondo de Reesttucturacion Ordenada Bancoria
4.400% due 10/21/2013		100	130
Instituto de Credito Oficial
3.154% due 03/25/2014		100	122
3.750% due 07/15/2013		500	645
3.750% due 07/28/2015		300	380
4.500% due 07/08/2014		600	782

Total Spain (Cost $2,311)			2,189

SUPRANATIONAL 1.9%

CORPORATE BONDS & NOTES 1.9%
European Union
2.500% due 12/04/2015	EUR	300	397
2.750% due 06/03/2016		300	400
3.250% due 04/04/2018		300	408
3.500% due 06/04/2021		200	273

Total Supranational (Cost $1,554)			1,478

UNITED KINGDOM 19.5%

ASSET-BACKED SECURITIES 0.0%
Bumper S.A.
2.917% due 06/20/2022	EUR	10	12

CORPORATE BONDS & NOTES 4.0%
Abbey National Treasury Services PLC
3.125% due 06/30/2014		600	778
Bank of Scotland PLC
4.375% due 07/13/2016		100	135
BP Capital Markets PLC
3.125% due 10/01/2015		$100	105
HBOS PLC
6.750% due 05/21/2018		200	161
Lloyds TSB Bank PLC
2.766% due 01/24/2014		200	189
12.000% due 12/29/2049		200	183
Nationwide Building Society
4.625% due 09/13/2012	EUR	100	132
5.500% due 07/18/2012		$800	817
Royal Bank of Scotland Group PLC
2.750% due 06/18/2013	EUR	500	653

			3,153

MORTGAGE-BACKED SECURITIES 2.3%
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047		195	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.455% due 12/20/2054		$100	$82
Holmes Master Issuer PLC
2.972% due 10/15/2054	EUR	400	517
Mansard Mortgages PLC
1.711% due 12/15/2049	GBP	378	473
Newgate Funding PLC
2.061% due 12/15/2050		400	439

			1,763

SOVEREIGN ISSUES 13.2%
United Kingdom Gilt
2.000% due 01/22/2016		100	163
3.750% due 09/07/2019		400	716
3.750% due 09/07/2020		200	359
4.250% due 06/07/2032		300	568
4.250% due 03/07/2036		200	381
4.250% due 09/07/2039		500	953
4.250% due 12/07/2040		700	1,336
4.250% due 12/07/2046		100	195
4.500% due 03/07/2019		1,200	2,245
4.500% due 09/07/2034		400	784
4.750% due 12/07/2030		1,100	2,211
4.750% due 12/07/2038		100	206
6.000% due 12/07/2028		100	229

			10,346

Total United Kingdom (Cost $15,163)			15,274

UNITED STATES 44.9%

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		$1	1
0.994% due 10/25/2031		2	1
Amresco Residential Securities Mortgage Loan Trust
1.234% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.364% due 12/25/2036		42	40
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		2	1
First Alliance Mortgage Loan Trust
0.515% due 12/20/2027		1	1
Indymac Residential Asset-Backed Trust
0.744% due 08/25/2035		200	148
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		12	9
Residential Asset Securities Corp.
0.794% due 07/25/2032 ^		3	2
SACO, Inc.
0.414% due 05/25/2036		2	2
SLM Student Loan Trust
0.918% due 10/25/2017		400	399
1.918% due 04/25/2023		679	695
Structured Asset Securities Corp.
0.874% due 01/25/2033		3	3

			1,303

BANK LOAN OBLIGATIONS 0.4%
Springleaf Finance Corp.
5.500% due 05/10/2017		400	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 9.6%
Ally Financial, Inc.
3.963% due 06/20/2014		$200	$188
6.625% due 05/15/2012		300	304
7.000% due 02/01/2012		200	201
American International Group, Inc.
8.000% due 05/22/2068	EUR	400	417
AutoZone, Inc.
5.875% due 10/15/2012		$1,000	1,035
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	300	390
4.250% due 04/05/2017		200	261
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$100	112
CIT Group, Inc.
5.250% due 04/01/2014		300	300
Citigroup, Inc.
0.810% due 06/09/2016		200	156
1.848% due 01/13/2014		100	97
Computer Sciences Corp.
5.000% due 02/15/2013		369	367
International Lease Finance Corp.
5.400% due 02/15/2012		100	100
5.875% due 05/01/2013		200	198
6.750% due 09/01/2016		200	206
iStar Financial, Inc.
5.150% due 03/01/2012		100	100
Jones Group, Inc.
5.125% due 11/15/2014		200	200
JPMorgan Chase & Co., Inc. CPI Linked Bond
5.796% due 02/15/2012		10	10
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		300	80
6.875% due 05/02/2018 ^		200	54
Merrill Lynch & Co., Inc.
2.034% due 07/22/2014	EUR	300	335
6.750% due 05/21/2013		100	130
6.875% due 04/25/2018		$200	197
Morgan Stanley
1.775% due 11/29/2013	EUR	340	404
State Street Capital Trust IV
1.546% due 06/01/2077		$100	66
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,093
Viacom, Inc.
6.125% due 10/05/2017		200	232
WM Covered Bond Program
4.375% due 05/19/2014	EUR	200	269

			7,502

MORTGAGE-BACKED SECURITIES 6.2%
American Home Mortgage Investment Trust
2.301% due 09/25/2045		$122	88
Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		115	82
BCAP LLC Trust
0.464% due 01/25/2037 ^		145	67
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2033		7	7
2.710% due 03/25/2035		120	112
3.016% due 03/25/2035		14	13
5.138% due 08/25/2035		100	98
Bear Stearns Alt-A Trust
0.454% due 02/25/2034		114	84
2.515% due 11/25/2036		159	79

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.690% due 11/25/2035 ^	$71	$39
2.772% due 09/25/2035	74	47
2.774% due 03/25/2036	150	72
5.719% due 08/25/2036	100	53
Bear Stearns Structured Products, Inc.
3.618% due 12/26/2046	60	36
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	23	20
2.450% due 09/25/2035	38	30
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	300	319
Countrywide Alternative Loan Trust
0.495% due 03/20/2046	140	69
0.574% due 02/25/2037	117	56
0.587% due 11/20/2035	175	89
1.208% due 12/25/2035	185	101
1.708% due 11/25/2035	33	18
5.250% due 06/25/2035	27	22
6.000% due 04/25/2037	43	27
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 05/25/2035	63	36
0.614% due 03/25/2035	126	61
0.624% due 02/25/2035	16	10
2.751% due 11/25/2034	23	17
2.795% due 08/25/2034	63	43
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	269	138
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	6
1.398% due 11/10/2046 (a)	989	57
Greenpoint Mortgage Funding Trust
0.374% due 01/25/2047 ^	17	16
GSR Mortgage Loan Trust
2.680% due 09/25/2035	300	224
2.765% due 01/25/2036	188	131
Harborview Mortgage Loan Trust
0.505% due 05/19/2035	59	31
2.940% due 05/19/2033	12	11
Indymac Index Mortgage Loan Trust
0.534% due 07/25/2035	50	30
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	18	17
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	187	190
JPMorgan Mortgage Trust
5.137% due 07/27/2037	238	189
5.271% due 02/25/2036	110	84
Mellon Residential Funding Corp.
0.718% due 12/15/2030	19	17
Merrill Lynch Floating Trust
0.814% due 07/09/2021	200	185
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	33	28
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036	127	95
Residential Accredit Loans, Inc.
0.444% due 02/25/2047	60	24
0.474% due 06/25/2046	154	49
0.504% due 04/25/2046	132	45
Structured Adjustable Rate Mortgage Loan Trust
2.482% due 04/25/2034	19	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments, Inc.
0.504% due 05/25/2046	$24	$11
0.514% due 05/25/2036	174	79
0.514% due 09/25/2047	200	65
0.524% due 05/25/2045	46	25
0.635% due 03/19/2034	14	12
0.865% due 07/19/2034	7	6
0.945% due 09/19/2032	7	6
1.708% due 08/25/2047	80	39
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	189	34
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	118	112
Wachovia Mortgage Loan Trust LLC
2.678% due 10/20/2035	300	219
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045	17	12
0.604% due 01/25/2045	15	11
1.188% due 06/25/2046	85	54
1.208% due 02/25/2046	191	126
2.244% due 03/25/2033	28	26
2.468% due 02/27/2034	14	14
2.573% due 03/25/2035	179	153
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.148% due 07/25/2046	62	20
Wells Fargo Mortgage-Backed Securities Trust
2.664% due 04/25/2036	24	21
2.666% due 03/25/2036	134	104
2.689% due 03/25/2036	212	170
2.717% due 06/25/2035	82	80
2.730% due 07/25/2036	158	111

		4,890

MUNICIPAL BONDS & NOTES 1.5%
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	118
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	100	124
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	200	200
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	248
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	200	274
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	108
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	131

		1,203

	SHARES
PREFERRED SECURITIES 0.6%
DG Funding Trust
2.700% due 12/31/2049	65	488
SLM Corp.
5.444% due 01/16/2018	900	18

		506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.0%
Fannie Mae
0.414% due 03/25/2034		$17	$16
0.444% due 08/25/2034		10	10
0.644% due 09/25/2042		37	36
0.724% due 11/25/2040		343	342
0.744% due 11/25/2040		355	353
1.418% due 10/01/2044		39	40
2.244% due 12/01/2034		16	16
2.381% due 05/25/2035		37	38
2.521% due 11/01/2034		108	115
3.500% due 11/01/2021 -01/01/2042		4,089	4,212
4.000% due 01/01/2042		8,000	8,406
4.500% due 04/01/2028 -01/01/2042		1,362	1,452
5.480% due 07/01/2018		200	216
6.000% due 07/25/2044		26	29
Freddie Mac
0.778% due 12/15/2032		46	47
0.878% due 12/15/2037		193	194
1.399% due 10/25/2044		102	100
2.394% due 02/01/2029		11	12
4.748% due 03/01/2035		45	47
5.016% due 04/01/2035		219	231
Ginnie Mae
2.375% due 04/20/2028 - 06/20/2030		7	7
NCUA Guaranteed Notes
0.744% due 11/05/2020		1,946	1,946
0.834% due 12/08/2020		458	461
Tennessee Valley Authority
6.250% due 12/15/2017		400	510

			18,836

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Bonds
3.125% due 11/15/2041		200	209
3.750% due 08/15/2041		100	117
3.875% due 08/15/2040 (f)		300	359

			685

Total United States (Cost $36,906)			35,274

SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 02/15/2012		$400	399

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 01/03/2012		265	265

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $275. Repurchase proceeds are $265.)

JAPAN TREASURY BILLS 1.7%
0.100% due 02/27/2012	JPY	100,000	1,299

U.S. TREASURY BILLS 0.4%
0.017% due 02/09/2012 - 06/07/2012 (b)(d)(f)(g)		$317	317

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 4.8%
379,811	$3,804

Total Short-Term Instruments (Cost $6,082)	6,084

PURCHASED OPTIONS (i) 0.0%
(Cost $38)	14

Total Investments 122.5% (Cost $98,333)	$96,175

Written Options (j) (0.0%) (Premiums $165)	(29)

Other Assets and Liabilities (Net) (22.5%)	(17,634)

Net Assets 100.0%	$78,512

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $20 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $1,813 at a weighted average interest rate of 0.362%. On December 31, 2011, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $511 and cash of $167 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Canada Government 10-Year Bond March Futures	Long	03/2012	8	$12
Euro-Bobl March Futures	Long	03/2012	44	107
Euro-Bund 10-Year Bond March Futures	Long	03/2012	62	321
Japan Government 10-Year Bond March Futures	Long	03/2012	1	10
Put Options Strike @ EUR 111.500 on Euro-Bobl March Futures	Long	03/2012	7	0
U.S. Treasury 10-Year Note March Futures	Long	03/2012	1	1
United Kingdom 10-Year Gilt March Futures	Short	03/2012	1	(1)

				$450

(g)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $134 and cash of $345 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	$		900	$(57)	$(1)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021			6,400	(882)	(167)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021			1,200	(137)	(30)
Receive	6-Month GBP-LIBOR	2.500%	09/21/2013		GBP	3,400	(128)	(20)

							$(1,204)	$(218)

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.176%	$	1,000	$(4)	$0	$(4)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	3.582%		369	12	0	12
International Lease Finance Corp.	BRC	(0.170%	)	03/20/2012	5.562%		100	1	0	1
International Lease Finance Corp.	GST	(5.000%	)	06/20/2013	6.667%		200	4	(10)	14
iStar Financial, Inc.	FBF	(0.450%	)	03/20/2012	13.413%		100	3	0	3
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	3.521%		200	(10)	(14)	4

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	BRC	(1.160%	)	09/20/2014	0.348%	$	200	$(4)	$0	$(4)
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	5.640%		200	24	0	24
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	2.464%		1,000	50	0	50
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	1.141%		200	0	0	0
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.974%		100	(1)	0	(1)
Vivendi S.A.	BPS	(1.740%	)	06/20/2013	0.974%		100	(1)	0	(1)

								$74	$(24)	$98

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	5.116%	$	100	$0	$2	$(2)
Australia Government Bond	BOA	1.000%	06/20/2015	0.575%		100	2	2	(0)
Australia Government Bond	CBK	1.000%	12/20/2016	0.786%		300	4	1	3
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%		200	3	4	(1)
Australia Government Bond	DUB	1.000%	09/20/2016	0.753%		300	4	5	(1)
Australia Government Bond	DUB	1.000%	12/20/2016	0.786%		200	2	0	2
Australia Government Bond	GST	1.000%	06/20/2016	0.716%		100	1	2	(1)
Australia Government Bond	GST	1.000%	12/20/2016	0.786%		100	1	(1)	2
Australia Government Bond	JPM	1.000%	12/20/2016	0.786%		200	2	(0)	2
Australia Government Bond	MYC	1.000%	06/20/2016	0.716%		100	1	2	(1)
Australia Government Bond	RYL	1.000%	03/20/2016	0.675%		400	6	9	(3)
Australia Government Bond	UAG	1.000%	09/20/2016	0.753%		400	5	7	(2)
Australia Government Bond	UAG	1.000%	12/20/2016	0.786%		100	1	(1)	2
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.934%		400	1	(7)	8
California State General Obligation Bonds, Series 2003	CBK	2.760%	03/20/2021	2.751%		200	0	0	0
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	2.353%		200	(7)	0	(7)
California State General Obligation Bonds, Series 2003	MYC	2.950%	12/20/2020	2.741%		400	5	0	5
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.751%		100	(3)	0	(3)
China Government International Bond	DUB	1.000%	12/20/2015	1.249%		500	(5)	11	(16)
China Government International Bond	DUB	1.000%	03/20/2016	1.290%		400	(5)	4	(9)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		600	(11)	0	(11)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.879%		100	(2)	0	(2)
Germany Government Bond	BOA	0.250%	12/20/2016	0.989%		100	(3)	(4)	1
Germany Government Bond	BRC	0.250%	12/20/2016	0.989%		100	(4)	(5)	1
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		200	(7)	(8)	1
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		200	(7)	(9)	2
Germany Government Bond	MYC	0.250%	12/20/2016	0.989%		700	(24)	(29)	5
Illinois State General Obligation Bonds, Series 2006	CBK	2.900%	03/20/2021	2.883%		100	0	0	0
Japan Government International Bond	UAG	1.000%	03/20/2016	1.254%		400	(4)	(3)	(1)
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.636%		200	(3)	0	(3)
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.461%	EUR	200	(2)	(3)	1
U.S. Treasury Notes	SOG	0.250%	03/20/2016	0.441%		300	(3)	(5)	2
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.461%		200	(2)	(3)	1
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%	$	100	1	1	0
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		300	2	4	(2)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,600	17	14	3
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		600	5	13	(8)

							$(29)	$3	$(32)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	500	$(15)	$(18)	$3
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		200	(6)	(5)	(1)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		100	(3)	(2)	(1)
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		300	(22)	(17)	(5)
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		200	(7)	(4)	(3)

						$(53)	$(46)	$(7)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal, or U.S. treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	03/15/2013	JPM	$	1,870	JPY	155,210	$(163)	$1	$(164)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.240%	01/02/2012	RYL	BRL	500	$(0)	$0	$(0)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		6,900	71	72	(1)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM		3,200	(10)	0	(10)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		1,100	(0)	3	(3)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	600	55	(4)	59
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS	$	900	(122)	17	(139)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	HUS		300	(35)	(7)	(28)
Receive	6-Month EUR-EURIBOR	2.000%	09/21/2016	BRC	EUR	700	(15)	1	(16)
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	550,000	363	150	213
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		150,000	99	41	58
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		150,000	172	(6)	178
Pay	28-Day MXN TIIE	6.590%	12/08/2015	HUS	MXN	3,100	8	1	7
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MYC		5,300	13	(6)	19
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		4,300	1	0	1
Pay	28-Day MXN TIIE	6.750%	06/08/2016	BRC		1,700	5	1	4
Pay	28-Day MXN TIIE	6.750%	06/08/2016	HUS		1,400	4	1	3
Pay	28-Day MXN TIIE	6.750%	06/08/2016	MYC		19,700	57	15	42
Pay	28-Day MXN TIIE	6.960%	07/27/2020	BRC		1,000	2	(2)	4
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HUS		1,700	2	(8)	10
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		400	(0)	0	(0)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		5,000	20	2	18
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		1,900	7	1	6

							$697	$272	$425

(i)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	400	$16	$6
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		500	21	8

								$37	$14

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 01/01/2042	DUB	$	85.000	01/05/2012	$	4,000	$0	$0
Put - OTC Fannie Mae 4.000% due 01/01/2042	FBF		89.000	01/05/2012		7,000	1	0

							$1	$0

(j)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	400	$0	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		400	0	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		300	0	(1)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		300	0	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,800	25	(1)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	2	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		1,300	0	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		1,300	0	(4)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,000	39	(2)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,100	11	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	4	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		700	7	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	7	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		600	6	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	15	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	21	(7)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		600	4	0

								$165	$(29)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	49	$28,500	AUD	700	EUR	7,100	$252
Sales	198	14,336		400		10,870	329
Closing Buys	(214)	(17,500)		0		(7,300)	(242)
Expirations	(10)	(2,836)		(1,100)		(10,670)	(164)
Exercised	(23)	0		0		0	(10)

Balance at 12/31/2011	0	$22,500	AUD	0	EUR	0	$165

(k)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	624	02/2012	BRC	$0	$(1)	$(1)
Buy		114	02/2012	CBK	3	0	3
Sell		1,303	02/2012	CBK	1	0	1
Buy		104	02/2012	DUB	3	0	3
Sell		1,296	02/2012	JPM	0	(11)	(11)
Sell		177	02/2012	MSC	0	(3)	(3)
Sell		2,240	02/2012	WST	0	(79)	(79)
Buy	BRL	103	01/2012	MSC	2	0	2
Sell		103	01/2012	MSC	0	0	0
Buy		103	01/2012	UAG	1	0	1
Sell		103	01/2012	UAG	2	0	2
Sell		236	02/2012	JPM	5	0	5
Buy		103	03/2012	UAG	0	(2)	(2)
Buy	CAD	44	01/2012	CBK	0	0	0
Sell		967	02/2012	DUB	0	(2)	(2)
Sell		229	02/2012	MSC	0	(2)	(2)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	55	02/2012	RBC	$0	$0	$0
Sell	CNY	882	06/2012	BRC	0	(1)	(1)
Buy		2,836	06/2012	CBK	1	(1)	0
Sell		639	06/2012	CBK	0	(1)	(1)
Sell		1,240	06/2012	DUB	0	(1)	(1)
Sell		1,820	06/2012	FBL	0	(1)	(1)
Sell		2,233	06/2012	GST	0	(1)	(1)
Sell		587	06/2012	HUS	0	0	0
Buy		4,616	06/2012	JPM	1	(4)	(3)
Sell		4,689	06/2012	MSC	0	(2)	(2)
Buy		849	06/2012	UAG	1	0	1
Sell		8,365	06/2012	UAG	0	(3)	(3)
Sell		1,282	10/2012	JPM	0	(1)	(1)
Sell		4,789	02/2013	DUB	0	(3)	(3)
Buy		3,091	02/2013	JPM	0	(8)	(8)
Buy		2,000	08/2013	DUB	0	(8)	(8)
Buy		4,925	08/2013	UAG	0	(13)	(13)
Buy		438	04/2014	BRC	0	(4)	(4)
Buy		633	04/2014	CBK	0	(6)	(6)
Buy		164	04/2014	GST	0	(2)	(2)
Buy		292	04/2014	HUS	0	(3)	(3)
Buy		280	04/2014	JPM	0	(3)	(3)
Buy		275	04/2014	RYL	0	(2)	(2)
Buy		584	04/2014	UAG	0	(6)	(6)
Buy		430	09/2015	BOA	0	(4)	(4)
Buy		941	09/2015	BRC	0	(10)	(10)
Buy		3,492	09/2015	CBK	0	(41)	(41)
Buy		640	09/2015	JPM	0	(8)	(8)
Buy		431	09/2015	MSC	0	(4)	(4)
Sell	DKK	112	03/2012	HUS	1	0	1
Sell	EUR	292	01/2012	CBK	2	0	2
Buy		108	01/2012	FBL	0	(4)	(4)
Sell		108	01/2012	GST	2	0	2
Buy		146	01/2012	HUS	1	0	1
Buy		146	01/2012	MSC	1	0	1
Sell		237	01/2012	MSC	3	0	3
Buy		108	02/2012	GST	0	(2)	(2)
Sell		3,338	03/2012	BRC	114	0	114
Buy		580	03/2012	CBK	0	(6)	(6)
Sell		419	03/2012	CBK	13	0	13
Sell		172	03/2012	DUB	3	0	3
Buy		133	03/2012	JPM	0	(1)	(1)
Buy		51	03/2012	MSC	0	0	0
Buy		113	03/2012	UAG	0	(1)	(1)
Sell		14,389	03/2012	UAG	529	0	529
Sell		4,139	05/2012	BRC	243	0	243
Buy		3,840	05/2012	DUB	0	(161)	(161)
Sell		3,215	05/2012	JPM	190	0	190
Sell		4,766	05/2012	UAG	280	0	280
Sell	GBP	2,033	03/2012	BRC	22	0	22
Buy		366	03/2012	DUB	0	0	0
Sell		750	03/2012	JPM	12	0	12
Buy		1,469	03/2012	RBC	0	(9)	(9)
Sell		1,940	03/2012	UAG	30	0	30
Buy	HKD	2,993	02/2012	CBK	1	0	1
Buy		1,600	02/2012	FBL	1	0	1
Buy		1,151	02/2012	JPM	0	0	0
Buy		700	02/2012	UAG	0	0	0
Buy	IDR	636,600	01/2012	BOA	0	(1)	(1)
Buy		326,000	01/2012	DUB	0	(2)	(2)
Buy		333,000	01/2012	HUS	0	(2)	(2)
Buy		158,000	01/2012	UAG	0	(1)	(1)
Buy		46,630	07/2012	HUS	0	0	0
Sell	INR	4,359	07/2012	DUB	11	0	11
Buy		4,532	07/2012	JPM	0	(16)	(16)
Buy	JPY	14,012	01/2012	BRC	2	0	2
Sell		126,620	01/2012	DUB	4	0	4

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	10,045	01/2012	JPM	$1	$0	$1
Sell		5,647	01/2012	JPM	0	(1)	(1)
Sell		8,432	01/2012	MSC	0	0	0
Buy		4,647	01/2012	UAG	1	0	1
Sell		99,973	02/2012	MSC	2	0	2
Buy	KRW	1,616,634	02/2012	CBK	0	(57)	(57)
Sell		889,406	02/2012	MSC	28	0	28
Sell		723,994	02/2012	UAG	19	0	19
Buy	MXN	503	03/2012	BRC	0	0	0
Buy		348	03/2012	HUS	0	0	0
Sell		15,102	03/2012	HUS	38	0	38
Sell		3,716	03/2012	MSC	6	0	6
Sell		3,041	03/2012	UAG	11	0	11
Sell	MYR	421	04/2012	CBK	5	0	5
Buy		420	04/2012	JPM	0	(7)	(7)
Buy	NOK	690	03/2012	BRC	0	(4)	(4)
Sell	NZD	3,198	02/2012	UAG	0	(100)	(100)
Sell	PHP	19,026	03/2012	BRC	11	0	11
Buy		42,271	03/2012	CBK	0	(5)	(5)
Sell		23,078	03/2012	CBK	8	0	8
Sell	SGD	3	02/2012	CBK	0	0	0
Sell	TWD	3,937	01/2012	BRC	10	0	10
Buy		7,184	01/2012	CBK	0	(13)	(13)
Sell		3,331	01/2012	CBK	4	0	4

					$1,629	$(634)	$995

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$1,357	$0	$1,357
Mortgage-Backed Securities	0	328	0	328
Canada
Asset-Backed Securities	0	6	0	6
Sovereign Issues	0	786	0	786
Cayman Islands
Corporate Bonds & Notes	0	409	0	409
Denmark
Corporate Bonds & Notes	0	5	0	5
France
Corporate Bonds & Notes	0	3,448	0	3,448
Germany
Asset-Backed Securities	0	42	0	42
Corporate Bonds & Notes	0	2,132	0	2,132
Sovereign Issues	0	13,431	0	13,431
Ireland
Corporate Bonds & Notes	0	545	0	545
Mortgage-Backed Securities	0	47	0	47
Italy
Corporate Bonds & Notes	0	329	0	329
Japan
Mortgage-Backed Securities	0	0	30	30
Sovereign Issues	0	3,118	0	3,118
Jersey, Channel Islands
Corporate Bonds & Notes	0	324	0	324
Liberia
Corporate Bonds & Notes	0	210	0	210
Luxembourg
Corporate Bonds & Notes	0	125	0	125
Mexico
Sovereign Issues	0	1,361	0	1,361

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Netherlands
Corporate Bonds & Notes	$0	$1,547	$0	$1,547
Sovereign Issues	0	2,935	0	2,935
New Zealand
Sovereign Issues	0	2,821	0	2,821
Norway
Corporate Bonds & Notes	0	392	0	392
South Korea
Sovereign Issues	0	134	0	134
Spain
Sovereign Issues	0	2,189	0	2,189
Supranational
Corporate Bonds & Notes	0	1,478	0	1,478
United Kingdom
Asset-Backed Securities	0	12	0	12
Corporate Bonds & Notes	0	3,153	0	3,153
Mortgage-Backed Securities	0	1,763	0	1,763
Sovereign Issues	0	10,346	0	10,346
United States
Asset-Backed Securities	0	1,303	0	1,303
Bank Loan Obligations	0	349	0	349
Corporate Bonds & Notes	0	7,502	0	7,502
Mortgage-Backed Securities	0	4,890	0	4,890
Municipal Bonds & Notes	0	1,203	0	1,203
Preferred Securities	18	0	488	506
U.S. Government Agencies	0	16,429	2,407	18,836
U.S. Treasury Obligations	0	685	0	685
Short-Term Instruments
Certificates of Deposit	0	399	0	399
Repurchase Agreements	0	265	0	265
Japan Treasury Bills	0	1,299	0	1,299
U.S. Treasury Bills	0	317	0	317
PIMCO Short-Term Floating NAV Portfolio	3,804	0	0	3,804

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Purchased Options
Interest Rate Contracts	$0	$14	$0	$14
	$3,822	$89,428	$2,925	$96,175

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	152	0	152
Foreign Exchange Contracts	0	1,629	0	1,629
Interest Rate Contracts	451	622	0	1,073
	$451	$2,403	$0	$2,854

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(93)	$0	$(93)
Foreign Exchange Contracts	0	(798)	0	(798)
Interest Rate Contracts	(1)	(444)	0	(445)
	$(1)	$(1,335)	$0	$(1,336)

Totals	$4,272	$90,496	$2,925	$97,693

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Japan
Mortgage-Backed Securities	$0	$0	$0	$0	$0	$0	$30	$0	$30	$0
United States
Mortgage-Backed Securities	2	0	0	0	0	(2)	0	0	0	0
Preferred Securities	496	0	0	0	0	(8)	0	0	488	(8)
U.S. Government Agencies	2,576	0	(186)	0	0	17	0	0	2,407	15
Mortgage-Backed Securities	$3,074	$0	$(186)	$0	$0	$7	$30	$0	$2,925	$7

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(27)	$0	$0	$0	$17	$10	$0	$0	$0	$0

Totals	$3,047	$0	$(186)	$0	$17	$17	$30	$0	$2,925	$7

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$14	$14
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	104	104
Unrealized appreciation on foreign currency contracts	0	0	0	1,629	0	1,629
Unrealized appreciation on OTC swap agreements	0	152	0	0	622	774

	$0	$152	$0	$1,629	$740	$2,521

Liabilities:
Written options outstanding	$0	$0	$0	$0	$29	$29
Variation margin payable on financial derivative instruments (2)	0	0	0	0	22	22
Unrealized depreciation on foreign currency contracts	0	0	0	634	0	634
Unrealized depreciation on OTC swap agreements	0	93	0	164	197	454

	$0	$93	$0	$798	$248	$1,139

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$19	$19
Net realized gain (loss) on futures contracts, written options and swaps	0	(120)	0	169	607	656
Net realized (loss) on foreign currency transactions	0	0	0	(1,194)	0	(1,194)

	$0	$(120)	$0	$(1,025)	$626	$(519)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(25)	$(25)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	17	0	(171)	713	559
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,565	0	1,565

	$0	$17	$0	$1,394	$688	$2,099

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $450 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(218) as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$66	$0	$66
BPS	(2)	20	18
BRC	369	(330)	39
CBK	(114)	0	(114)
DUB	(160)	0	(160)
FBF	437	(270)	167
FBL	(4)	0	(4)
GLM	(12)	0	(12)
GST	(18)	0	(18)
HUS	(86)	0	(86)
JPM	40	0	40
MSC	31	(20)	11
MYC	31	(30)	1
RBC	(9)	0	(9)
RYL	99	0	99
SOG	(3)	0	(3)
UAG	919	(750)	169
WST	(78)	0	(78)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The

Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or

26	PIMCO VARIABLE INSURANCE TRUST

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underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile

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Notes to Financial Statements (Cont.)

than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$954

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$1,627	$61,005	$ (58,830)	$1	$1	$3,804	$5

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements  (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$81,947	$68,234	$104,713	$101,896

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	3,163	32,129	4,709	47,813
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	231	2,331	370	3,705
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,768)	(38,047)	(4,296)	(43,865)
Net increase (decrease) resulting from Portfolio share transactions	(374)	$(3,586)	783	$7,654

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 64% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$3,953	$274	$(1,478)	$(1,128)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$98,410	$1,906	$(4,141)	$(2,235)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$1,606	$726	$—
12/31/2010	$3,356	$350	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.50%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.34%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT21AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	36.7%
Germany	16.2%
United Kingdom	15.9%
Short-Term Instruments	6.3%
Netherlands	4.7%
Other	20.2%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011

	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	6.91%	6.40%	5.59%	5.96%
JPMorgan GBI Global ex-US Index Hedged in USD±	4.47%	4.62%	4.59%	5.04%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,056.10	$1,021.32
Expenses Paid During Period*	$3.99	$3.92
Net Annualized Expense Ratio	0.77%	0.77%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally underperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from July 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$9.98	$9.64	$9.58	$10.12	$10.10
Net investment income (a)	0.25	0.22	0.38	0.37	0.36
Net realized/unrealized gain (loss)	0.43	0.60	1.11	(0.59)	0.01
Total income (loss) from investment operations	0.68	0.82	1.49	(0.22)	0.37
Dividends from net investment income	(0.23)	(0.20)	(0.34)	(0.32)	(0.35)
Distributions from net realized capital gains	(0.10)	(0.28)	(1.07)	0.00	0.00
Tax basis return of capital	0.00	0.00	(0.02)	0.00	0.00
Total distributions	(0.33)	(0.48)	(1.43)	(0.32)	(0.35)
Net asset value end of year	$10.33	$9.98	$9.64	$9.58	$10.12
Total return	6.91%	8.64%	15.77%	(2.25)%	3.77%
Net assets end of year (000s)	$19	$18	$16	$14	$15
Ratio of expenses to average net assets	0.76%	0.75%	0.76%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.45%	2.21%	3.82%	3.70%	3.62%
Portfolio turnover rate	218%*	130%*	459%	655%	621%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$92,106
Investments in Affiliates, at value	3,804
Repurchase agreements, at value	265
Cash	10
Deposits with counterparty	512
Foreign currency, at value	326
Receivable for investments sold	7,356
Receivable for cross-currency swap exchanges	1,870
Receivable for Portfolio shares sold	274
Interest and dividends receivable	969
Variation margin receivable on financial derivative instruments	104
OTC swap premiums paid	385
Unrealized appreciation on foreign currency contracts	1,629
Unrealized appreciation on OTC swap agreements	774
110,384

Liabilities:
Payable for investments purchased	$19,638
Payable for investments purchased on a delayed-delivery basis	7,542
Deposits from counterparty	1,400
Payable for cross-currency swap exchanges	1,869
Payable for Portfolio shares redeemed	29
Written options outstanding	29
Accrued investment advisory fees	17
Accrued supervisory and administrative fees	34
Accrued servicing fees	9
Variation margin payable on financial derivative instruments	22
OTC swap premiums received	179
Unrealized depreciation on foreign currency contracts	634
Unrealized depreciation on OTC swap agreements	454
Other liabilities	16
31,872

Net Assets	$78,512

Net Assets Consist of:
Paid in capital	$76,890
(Overdistributed) net investment income	(21)
Accumulated undistributed net realized gain	2,061
Net unrealized (depreciation)	(418)
$78,512

Net Assets:
Institutional Class	$19
Administrative Class	78,493

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	7,602

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.33
Administrative Class	10.33

Cost of Investments	$94,265
Cost of Investments in Affiliates	$3,803
Cost of Repurchase Agreements	$265
Cost of Foreign Currency Held	$325
Premiums Received on Written Options	$165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$2,425
Dividends	5
Dividends from Affiliate investments	5
Total Income	2,435

Expenses:
Investment advisory fees	190
Supervisory and administrative fees	379
Servicing fees – Administrative Class	114
Trustees’ fees	1
Interest expense	6
Total Expenses	690

Net Investment Income	1,745

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,247
Net realized gain on Affiliate investments	1
Net realized gain on futures contracts, written options and swaps	656
Net realized (loss) on foreign currency transactions	(381)
Net change in unrealized (depreciation) on investments	(1,637)
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized appreciation on futures contracts, written options and swaps	559
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,629
Net Gain	3,075

Net Increase in Net Assets Resulting from Operations	$4,820

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,745	$1,673
Net realized gain	2,522	4,687
Net realized gain on Affiliate investments	1	0
Net change in unrealized appreciation (depreciation)	551	(71)
Net change in unrealized appreciation on Affiliate investments	1	0
Net increase resulting from operations	4,820	6,289

Distributions to Shareholders:
From net investment income
Administrative Class	(1,605)	(1,506)
From net realized capital gains
Administrative Class	(726)	(2,200)

Total Distributions	(2,331)	(3,706)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(3,586)	7,654

Total Increase (Decrease) in Net Assets	(1,097)	10,237

Net Assets:
Beginning of year	79,609	69,372
End of year*	$78,512	$79,609

*Including (overdistributed) net investment income of:	$(21)	$(267)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 1.7%
Commonwealth Bank of Australia
3.492% due 08/13/2014		$500	$530
ING Bank Australia Ltd.
5.150% due 06/24/2014	AUD	800	827

			1,357

MORTGAGE-BACKED SECURITIES 0.4%
Medallion Trust
0.636% due 05/25/2035		$83	82
Puma Finance Ltd.
4.847% due 08/22/2037	AUD	100	98
Torrens Trust
4.810% due 10/19/2038		149	148

			328

Total Australia (Cost $1,476)			1,685

CANADA 1.0%

ASSET-BACKED SECURITIES 0.0%
Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	6	6

SOVEREIGN ISSUES 1.0%
Canada Government Bond
2.750% due 09/01/2016		300	314
Province of British Columbia Canada
4.300% due 06/18/2042		100	116
Province of Ontario Canada
6.200% due 06/02/2031		100	138
Province of Quebec Canada
4.250% due 12/01/2021		200	218

			786

Total Canada (Cost $779)			792

CAYMAN ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Transocean, Inc.
4.950% due 11/15/2015		$400	409

Total Cayman Islands (Cost $400)			409

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	28	5

Total Denmark (Cost $3)			5

FRANCE 4.4%

CORPORATE BONDS & NOTES 4.4%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	300	402
Cie de Financement Foncier
2.000% due 02/17/2012		100	129
2.250% due 01/25/2013		200	259
3.625% due 01/16/2012		100	129
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		$400	385
Dexia Credit Local S.A.
2.750% due 01/10/2014		1,400	1,298
2.750% due 04/29/2014		700	637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vivendi S.A.
5.750% due 04/04/2013		$200	$209

Total France (Cost $3,694)			3,448

GERMANY 19.9%

ASSET-BACKED SECURITIES 0.1%
Driver One GmbH
1.238% due 10/21/2015	EUR	32	42

CORPORATE BONDS & NOTES 2.7%
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		800	1,044
Kreditanstalt fuer Wiederaufbau
2.125% due 04/11/2014		500	663
6.250% due 05/19/2021	AUD	400	425

			2,132

SOVEREIGN ISSUES 17.1%
FMS Wertmanagement AoR
1.579% due 01/20/2014	EUR	500	648
2.375% due 12/15/2014		300	399
3.375% due 06/17/2021		400	549
Republic of Germany
2.250% due 04/10/2015		600	822
2.500% due 02/27/2015		3,100	4,273
2.500% due 01/04/2021		100	138
3.250% due 07/04/2021		800	1,170
4.750% due 07/04/2028		300	508
5.500% due 01/04/2031		1,700	3,191
5.625% due 01/04/2028		400	738
6.500% due 07/04/2027		500	995

			13,431

Total Germany (Cost $16,287)			15,605

IRELAND 0.8%

CORPORATE BONDS & NOTES 0.7%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	400	545

MORTGAGE-BACKED SECURITIES 0.1%
Immeo Residential Finance PLC
1.586% due 12/15/2016		38	47

Total Ireland (Cost $628)			592

ITALY 0.4%

CORPORATE BONDS & NOTES 0.4%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		$400	329

Total Italy (Cost $397)			329

JAPAN 4.0%

MORTGAGE-BACKED SECURITIES 0.0%
JLOC Ltd.
0.456% due 02/16/2016	JPY	2,500	30

SOVEREIGN ISSUES 4.0%
Japan Government International Bond
0.200% due 02/15/2012		240,000	3,118

Total Japan (Cost $2,662)			3,148

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
BAA Funding Ltd.
3.975% due 02/15/2014	EUR	100	$130
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	200	194

Total Jersey, Channel Islands (Cost $405)			324

LIBERIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Royal Caribbean Cruises Ltd.
7.250% due 03/15/2018		$200	210

Total Liberia (Cost $191)			210

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	100	125

Total Luxembourg (Cost $131)			125

MEXICO 1.7%

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	6,200	458
6.500% due 06/10/2021		5,100	367
10.000% due 12/05/2024		5,800	536

Total Mexico (Cost $1,420)			1,361

NETHERLANDS 5.7%

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013	EUR	200	263
3.750% due 01/12/2012		100	130
Fortis Bank Nederland NV
3.375% due 05/19/2014		500	680
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$300	338
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	100	136

			1,547

SOVEREIGN ISSUES 3.7%
Netherlands Government Bond
4.000% due 07/15/2018		600	880
4.000% due 07/15/2019		1,000	1,482
4.250% due 07/15/2013		200	275
4.500% due 07/15/2017		200	298

			2,935

Total Netherlands (Cost $4,488)			4,482

NEW ZEALAND 3.6%

SOVEREIGN ISSUES 3.6%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,400	1,191
5.500% due 04/15/2023		500	443
6.000% due 05/15/2021		1,300	1,187

Total New Zealand (Cost $2,778)			2,821

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.5%

CORPORATE BONDS & NOTES 0.5%
DnB NOR Boligkreditt A/S
2.375% due 07/20/2016	EUR	300	$392

Total Norway (Cost $386)			392

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	100	134

Total South Korea (Cost $154)			134

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
FADE - Fondo de Amortizacion del Deficit Electrico
5.900% due 03/17/2021	EUR	100	130
Fondo de Reesttucturacion Ordenada Bancoria
4.400% due 10/21/2013		100	130
Instituto de Credito Oficial
3.154% due 03/25/2014		100	122
3.750% due 07/15/2013		500	645
3.750% due 07/28/2015		300	380
4.500% due 07/08/2014		600	782

Total Spain (Cost $2,311)			2,189

SUPRANATIONAL 1.9%

CORPORATE BONDS & NOTES 1.9%
European Union
2.500% due 12/04/2015	EUR	300	397
2.750% due 06/03/2016		300	400
3.250% due 04/04/2018		300	408
3.500% due 06/04/2021		200	273

Total Supranational (Cost $1,554)			1,478

UNITED KINGDOM 19.5%

ASSET-BACKED SECURITIES 0.0%
Bumper S.A.
2.917% due 06/20/2022	EUR	10	12

CORPORATE BONDS & NOTES 4.0%
Abbey National Treasury Services PLC
3.125% due 06/30/2014		600	778
Bank of Scotland PLC
4.375% due 07/13/2016		100	135
BP Capital Markets PLC
3.125% due 10/01/2015		$100	105
HBOS PLC
6.750% due 05/21/2018		200	161
Lloyds TSB Bank PLC
2.766% due 01/24/2014		200	189
12.000% due 12/29/2049		200	183
Nationwide Building Society
4.625% due 09/13/2012	EUR	100	132
5.500% due 07/18/2012		$800	817
Royal Bank of Scotland Group PLC
2.750% due 06/18/2013	EUR	500	653

			3,153

MORTGAGE-BACKED SECURITIES 2.3%
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047		195	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.455% due 12/20/2054		$100	$82
Holmes Master Issuer PLC
2.972% due 10/15/2054	EUR	400	517
Mansard Mortgages PLC
1.711% due 12/15/2049	GBP	378	473
Newgate Funding PLC
2.061% due 12/15/2050		400	439

			1,763

SOVEREIGN ISSUES 13.2%
United Kingdom Gilt
2.000% due 01/22/2016		100	163
3.750% due 09/07/2019		400	716
3.750% due 09/07/2020		200	359
4.250% due 06/07/2032		300	568
4.250% due 03/07/2036		200	381
4.250% due 09/07/2039		500	953
4.250% due 12/07/2040		700	1,336
4.250% due 12/07/2046		100	195
4.500% due 03/07/2019		1,200	2,245
4.500% due 09/07/2034		400	784
4.750% due 12/07/2030		1,100	2,211
4.750% due 12/07/2038		100	206
6.000% due 12/07/2028		100	229

			10,346

Total United Kingdom (Cost $15,163)			15,274

UNITED STATES 44.9%

ASSET-BACKED SECURITIES 1.7%
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		$1	1
0.994% due 10/25/2031		2	1
Amresco Residential Securities Mortgage Loan Trust
1.234% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.364% due 12/25/2036		42	40
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		2	1
First Alliance Mortgage Loan Trust
0.515% due 12/20/2027		1	1
Indymac Residential Asset-Backed Trust
0.744% due 08/25/2035		200	148
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		12	9
Residential Asset Securities Corp.
0.794% due 07/25/2032 ^		3	2
SACO, Inc.
0.414% due 05/25/2036		2	2
SLM Student Loan Trust
0.918% due 10/25/2017		400	399
1.918% due 04/25/2023		679	695
Structured Asset Securities Corp.
0.874% due 01/25/2033		3	3

			1,303

BANK LOAN OBLIGATIONS 0.4%
Springleaf Finance Corp.
5.500% due 05/10/2017		400	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 9.6%
Ally Financial, Inc.
3.963% due 06/20/2014		$200	$188
6.625% due 05/15/2012		300	304
7.000% due 02/01/2012		200	201
American International Group, Inc.
8.000% due 05/22/2068	EUR	400	417
AutoZone, Inc.
5.875% due 10/15/2012		$1,000	1,035
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	300	390
4.250% due 04/05/2017		200	261
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$100	112
CIT Group, Inc.
5.250% due 04/01/2014		300	300
Citigroup, Inc.
0.810% due 06/09/2016		200	156
1.848% due 01/13/2014		100	97
Computer Sciences Corp.
5.000% due 02/15/2013		369	367
International Lease Finance Corp.
5.400% due 02/15/2012		100	100
5.875% due 05/01/2013		200	198
6.750% due 09/01/2016		200	206
iStar Financial, Inc.
5.150% due 03/01/2012		100	100
Jones Group, Inc.
5.125% due 11/15/2014		200	200
JPMorgan Chase & Co., Inc. CPI Linked Bond
5.796% due 02/15/2012		10	10
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		300	80
6.875% due 05/02/2018 ^		200	54
Merrill Lynch & Co., Inc.
2.034% due 07/22/2014	EUR	300	335
6.750% due 05/21/2013		100	130
6.875% due 04/25/2018		$200	197
Morgan Stanley
1.775% due 11/29/2013	EUR	340	404
State Street Capital Trust IV
1.546% due 06/01/2077		$100	66
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,093
Viacom, Inc.
6.125% due 10/05/2017		200	232
WM Covered Bond Program
4.375% due 05/19/2014	EUR	200	269

			7,502

MORTGAGE-BACKED SECURITIES 6.2%
American Home Mortgage Investment Trust
2.301% due 09/25/2045		$122	88
Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		115	82
BCAP LLC Trust
0.464% due 01/25/2037 ^		145	67
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2033		7	7
2.710% due 03/25/2035		120	112
3.016% due 03/25/2035		14	13
5.138% due 08/25/2035		100	98
Bear Stearns Alt-A Trust
0.454% due 02/25/2034		114	84
2.515% due 11/25/2036		159	79

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.690% due 11/25/2035 ^	$71	$39
2.772% due 09/25/2035	74	47
2.774% due 03/25/2036	150	72
5.719% due 08/25/2036	100	53
Bear Stearns Structured Products, Inc.
3.618% due 12/26/2046	60	36
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	23	20
2.450% due 09/25/2035	38	30
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	300	319
Countrywide Alternative Loan Trust
0.495% due 03/20/2046	140	69
0.574% due 02/25/2037	117	56
0.587% due 11/20/2035	175	89
1.208% due 12/25/2035	185	101
1.708% due 11/25/2035	33	18
5.250% due 06/25/2035	27	22
6.000% due 04/25/2037	43	27
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 05/25/2035	63	36
0.614% due 03/25/2035	126	61
0.624% due 02/25/2035	16	10
2.751% due 11/25/2034	23	17
2.795% due 08/25/2034	63	43
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	269	138
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	6
1.398% due 11/10/2046 (a)	989	57
Greenpoint Mortgage Funding Trust
0.374% due 01/25/2047 ^	17	16
GSR Mortgage Loan Trust
2.680% due 09/25/2035	300	224
2.765% due 01/25/2036	188	131
Harborview Mortgage Loan Trust
0.505% due 05/19/2035	59	31
2.940% due 05/19/2033	12	11
Indymac Index Mortgage Loan Trust
0.534% due 07/25/2035	50	30
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	18	17
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043	187	190
JPMorgan Mortgage Trust
5.137% due 07/27/2037	238	189
5.271% due 02/25/2036	110	84
Mellon Residential Funding Corp.
0.718% due 12/15/2030	19	17
Merrill Lynch Floating Trust
0.814% due 07/09/2021	200	185
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	33	28
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036	127	95
Residential Accredit Loans, Inc.
0.444% due 02/25/2047	60	24
0.474% due 06/25/2046	154	49
0.504% due 04/25/2046	132	45
Structured Adjustable Rate Mortgage Loan Trust
2.482% due 04/25/2034	19	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments, Inc.
0.504% due 05/25/2046	$24	$11
0.514% due 05/25/2036	174	79
0.514% due 09/25/2047	200	65
0.524% due 05/25/2045	46	25
0.635% due 03/19/2034	14	12
0.865% due 07/19/2034	7	6
0.945% due 09/19/2032	7	6
1.708% due 08/25/2047	80	39
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	189	34
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	118	112
Wachovia Mortgage Loan Trust LLC
2.678% due 10/20/2035	300	219
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045	17	12
0.604% due 01/25/2045	15	11
1.188% due 06/25/2046	85	54
1.208% due 02/25/2046	191	126
2.244% due 03/25/2033	28	26
2.468% due 02/27/2034	14	14
2.573% due 03/25/2035	179	153
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.148% due 07/25/2046	62	20
Wells Fargo Mortgage-Backed Securities Trust
2.664% due 04/25/2036	24	21
2.666% due 03/25/2036	134	104
2.689% due 03/25/2036	212	170
2.717% due 06/25/2035	82	80
2.730% due 07/25/2036	158	111

		4,890

MUNICIPAL BONDS & NOTES 1.5%
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	118
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	100	124
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	200	200
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	248
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	200	274
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	108
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	131

		1,203

	SHARES
PREFERRED SECURITIES 0.6%
DG Funding Trust
2.700% due 12/31/2049	65	488
SLM Corp.
5.444% due 01/16/2018	900	18

		506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.0%
Fannie Mae
0.414% due 03/25/2034		$17	$16
0.444% due 08/25/2034		10	10
0.644% due 09/25/2042		37	36
0.724% due 11/25/2040		343	342
0.744% due 11/25/2040		355	353
1.418% due 10/01/2044		39	40
2.244% due 12/01/2034		16	16
2.381% due 05/25/2035		37	38
2.521% due 11/01/2034		108	115
3.500% due 11/01/2021 -01/01/2042		4,089	4,212
4.000% due 01/01/2042		8,000	8,406
4.500% due 04/01/2028 -01/01/2042		1,362	1,452
5.480% due 07/01/2018		200	216
6.000% due 07/25/2044		26	29
Freddie Mac
0.778% due 12/15/2032		46	47
0.878% due 12/15/2037		193	194
1.399% due 10/25/2044		102	100
2.394% due 02/01/2029		11	12
4.748% due 03/01/2035		45	47
5.016% due 04/01/2035		219	231
Ginnie Mae
2.375% due 04/20/2028 - 06/20/2030		7	7
NCUA Guaranteed Notes
0.744% due 11/05/2020		1,946	1,946
0.834% due 12/08/2020		458	461
Tennessee Valley Authority
6.250% due 12/15/2017		400	510

			18,836

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Bonds
3.125% due 11/15/2041		200	209
3.750% due 08/15/2041		100	117
3.875% due 08/15/2040 (f)		300	359

			685

Total United States (Cost $36,906)			35,274

SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 02/15/2012		$400	399

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 01/03/2012		265	265

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $275. Repurchase proceeds are $265.)

JAPAN TREASURY BILLS 1.7%
0.100% due 02/27/2012	JPY	100,000	1,299

U.S. TREASURY BILLS 0.4%
0.017% due 02/09/2012 - 06/07/2012 (b)(d)(f)(g)		$317	317

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 4.8%
379,811	$3,804

Total Short-Term Instruments (Cost $6,082)	6,084

PURCHASED OPTIONS (i) 0.0%
(Cost $38)	14

Total Investments 122.5% (Cost $98,333)	$96,175

Written Options (j) (0.0%) (Premiums $165)	(29)

Other Assets and Liabilities (Net) (22.5%)	(17,634)

Net Assets 100.0%	$78,512

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $20 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $1,813 at a weighted average interest rate of 0.362%. On December 31, 2011, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $511 and cash of $167 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Canada Government 10-Year Bond March Futures	Long	03/2012	8	$12
Euro-Bobl March Futures	Long	03/2012	44	107
Euro-Bund 10-Year Bond March Futures	Long	03/2012	62	321
Japan Government 10-Year Bond March Futures	Long	03/2012	1	10
Put Options Strike @ EUR 111.500 on Euro-Bobl March Futures	Long	03/2012	7	0
U.S. Treasury 10-Year Note March Futures	Long	03/2012	1	1
United Kingdom 10-Year Gilt March Futures	Short	03/2012	1	(1)

				$450

(g)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $134 and cash of $345 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	$		900	$(57)	$(1)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021			6,400	(882)	(167)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021			1,200	(137)	(30)
Receive	6-Month GBP-LIBOR	2.500%	09/21/2013		GBP	3,400	(128)	(20)

							$(1,204)	$(218)

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.176%	$	1,000	$(4)	$0	$(4)
Computer Sciences Corp.	BOA	(0.570%	)	03/20/2013	3.582%		369	12	0	12
International Lease Finance Corp.	BRC	(0.170%	)	03/20/2012	5.562%		100	1	0	1
International Lease Finance Corp.	GST	(5.000%	)	06/20/2013	6.667%		200	4	(10)	14
iStar Financial, Inc.	FBF	(0.450%	)	03/20/2012	13.413%		100	3	0	3
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	3.521%		200	(10)	(14)	4

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	BRC	(1.160%	)	09/20/2014	0.348%	$	200	$(4)	$0	$(4)
Royal Caribbean Cruises Ltd.	BOA	(3.190%	)	03/20/2018	5.640%		200	24	0	24
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	2.464%		1,000	50	0	50
Viacom, Inc.	BOA	(1.110%	)	12/20/2017	1.141%		200	0	0	0
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.974%		100	(1)	0	(1)
Vivendi S.A.	BPS	(1.740%	)	06/20/2013	0.974%		100	(1)	0	(1)

								$74	$(24)	$98

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	5.116%	$	100	$0	$2	$(2)
Australia Government Bond	BOA	1.000%	06/20/2015	0.575%		100	2	2	(0)
Australia Government Bond	CBK	1.000%	12/20/2016	0.786%		300	4	1	3
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%		200	3	4	(1)
Australia Government Bond	DUB	1.000%	09/20/2016	0.753%		300	4	5	(1)
Australia Government Bond	DUB	1.000%	12/20/2016	0.786%		200	2	0	2
Australia Government Bond	GST	1.000%	06/20/2016	0.716%		100	1	2	(1)
Australia Government Bond	GST	1.000%	12/20/2016	0.786%		100	1	(1)	2
Australia Government Bond	JPM	1.000%	12/20/2016	0.786%		200	2	(0)	2
Australia Government Bond	MYC	1.000%	06/20/2016	0.716%		100	1	2	(1)
Australia Government Bond	RYL	1.000%	03/20/2016	0.675%		400	6	9	(3)
Australia Government Bond	UAG	1.000%	09/20/2016	0.753%		400	5	7	(2)
Australia Government Bond	UAG	1.000%	12/20/2016	0.786%		100	1	(1)	2
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.934%		400	1	(7)	8
California State General Obligation Bonds, Series 2003	CBK	2.760%	03/20/2021	2.751%		200	0	0	0
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	2.353%		200	(7)	0	(7)
California State General Obligation Bonds, Series 2003	MYC	2.950%	12/20/2020	2.741%		400	5	0	5
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.751%		100	(3)	0	(3)
China Government International Bond	DUB	1.000%	12/20/2015	1.249%		500	(5)	11	(16)
China Government International Bond	DUB	1.000%	03/20/2016	1.290%		400	(5)	4	(9)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		600	(11)	0	(11)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.879%		100	(2)	0	(2)
Germany Government Bond	BOA	0.250%	12/20/2016	0.989%		100	(3)	(4)	1
Germany Government Bond	BRC	0.250%	12/20/2016	0.989%		100	(4)	(5)	1
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		200	(7)	(8)	1
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		200	(7)	(9)	2
Germany Government Bond	MYC	0.250%	12/20/2016	0.989%		700	(24)	(29)	5
Illinois State General Obligation Bonds, Series 2006	CBK	2.900%	03/20/2021	2.883%		100	0	0	0
Japan Government International Bond	UAG	1.000%	03/20/2016	1.254%		400	(4)	(3)	(1)
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.636%		200	(3)	0	(3)
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.461%	EUR	200	(2)	(3)	1
U.S. Treasury Notes	SOG	0.250%	03/20/2016	0.441%		300	(3)	(5)	2
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.461%		200	(2)	(3)	1
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%	$	100	1	1	0
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		300	2	4	(2)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,600	17	14	3
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		600	5	13	(8)

							$(29)	$3	$(32)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	500	$(15)	$(18)	$3
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		200	(6)	(5)	(1)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		100	(3)	(2)	(1)
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		300	(22)	(17)	(5)
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		200	(7)	(4)	(3)

						$(53)	$(46)	$(7)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal, or U.S. treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	03/15/2013	JPM	$	1,870	JPY	155,210	$(163)	$1	$(164)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.240%	01/02/2012	RYL	BRL	500	$(0)	$0	$(0)
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		6,900	71	72	(1)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM		3,200	(10)	0	(10)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		1,100	(0)	3	(3)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM	CAD	600	55	(4)	59
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS	$	900	(122)	17	(139)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	HUS		300	(35)	(7)	(28)
Receive	6-Month EUR-EURIBOR	2.000%	09/21/2016	BRC	EUR	700	(15)	1	(16)
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	550,000	363	150	213
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		150,000	99	41	58
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		150,000	172	(6)	178
Pay	28-Day MXN TIIE	6.590%	12/08/2015	HUS	MXN	3,100	8	1	7
Pay	28-Day MXN TIIE	6.590%	12/08/2015	MYC		5,300	13	(6)	19
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		4,300	1	0	1
Pay	28-Day MXN TIIE	6.750%	06/08/2016	BRC		1,700	5	1	4
Pay	28-Day MXN TIIE	6.750%	06/08/2016	HUS		1,400	4	1	3
Pay	28-Day MXN TIIE	6.750%	06/08/2016	MYC		19,700	57	15	42
Pay	28-Day MXN TIIE	6.960%	07/27/2020	BRC		1,000	2	(2)	4
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HUS		1,700	2	(8)	10
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		400	(0)	0	(0)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		5,000	20	2	18
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		1,900	7	1	6

							$697	$272	$425

(i)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	400	$16	$6
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		500	21	8

								$37	$14

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 01/01/2042	DUB	$	85.000	01/05/2012	$	4,000	$0	$0
Put - OTC Fannie Mae 4.000% due 01/01/2042	FBF		89.000	01/05/2012		7,000	1	0

							$1	$0

(j)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	400	$0	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		400	0	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		300	0	(1)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		300	0	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,800	25	(1)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		400	2	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		1,300	0	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		1,300	0	(4)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,000	39	(2)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,100	11	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	4	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		700	7	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		700	7	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		600	6	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		800	9	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	15	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	21	(7)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		600	4	0

								$165	$(29)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	49	$28,500	AUD	700	EUR	7,100	$252
Sales	198	14,336		400		10,870	329
Closing Buys	(214)	(17,500)		0		(7,300)	(242)
Expirations	(10)	(2,836)		(1,100)		(10,670)	(164)
Exercised	(23)	0		0		0	(10)

Balance at 12/31/2011	0	$22,500	AUD	0	EUR	0	$165

(k)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	624	02/2012	BRC	$0	$(1)	$(1)
Buy		114	02/2012	CBK	3	0	3
Sell		1,303	02/2012	CBK	1	0	1
Buy		104	02/2012	DUB	3	0	3
Sell		1,296	02/2012	JPM	0	(11)	(11)
Sell		177	02/2012	MSC	0	(3)	(3)
Sell		2,240	02/2012	WST	0	(79)	(79)
Buy	BRL	103	01/2012	MSC	2	0	2
Sell		103	01/2012	MSC	0	0	0
Buy		103	01/2012	UAG	1	0	1
Sell		103	01/2012	UAG	2	0	2
Sell		236	02/2012	JPM	5	0	5
Buy		103	03/2012	UAG	0	(2)	(2)
Buy	CAD	44	01/2012	CBK	0	0	0
Sell		967	02/2012	DUB	0	(2)	(2)
Sell		229	02/2012	MSC	0	(2)	(2)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	55	02/2012	RBC	$0	$0	$0
Sell	CNY	882	06/2012	BRC	0	(1)	(1)
Buy		2,836	06/2012	CBK	1	(1)	0
Sell		639	06/2012	CBK	0	(1)	(1)
Sell		1,240	06/2012	DUB	0	(1)	(1)
Sell		1,820	06/2012	FBL	0	(1)	(1)
Sell		2,233	06/2012	GST	0	(1)	(1)
Sell		587	06/2012	HUS	0	0	0
Buy		4,616	06/2012	JPM	1	(4)	(3)
Sell		4,689	06/2012	MSC	0	(2)	(2)
Buy		849	06/2012	UAG	1	0	1
Sell		8,365	06/2012	UAG	0	(3)	(3)
Sell		1,282	10/2012	JPM	0	(1)	(1)
Sell		4,789	02/2013	DUB	0	(3)	(3)
Buy		3,091	02/2013	JPM	0	(8)	(8)
Buy		2,000	08/2013	DUB	0	(8)	(8)
Buy		4,925	08/2013	UAG	0	(13)	(13)
Buy		438	04/2014	BRC	0	(4)	(4)
Buy		633	04/2014	CBK	0	(6)	(6)
Buy		164	04/2014	GST	0	(2)	(2)
Buy		292	04/2014	HUS	0	(3)	(3)
Buy		280	04/2014	JPM	0	(3)	(3)
Buy		275	04/2014	RYL	0	(2)	(2)
Buy		584	04/2014	UAG	0	(6)	(6)
Buy		430	09/2015	BOA	0	(4)	(4)
Buy		941	09/2015	BRC	0	(10)	(10)
Buy		3,492	09/2015	CBK	0	(41)	(41)
Buy		640	09/2015	JPM	0	(8)	(8)
Buy		431	09/2015	MSC	0	(4)	(4)
Sell	DKK	112	03/2012	HUS	1	0	1
Sell	EUR	292	01/2012	CBK	2	0	2
Buy		108	01/2012	FBL	0	(4)	(4)
Sell		108	01/2012	GST	2	0	2
Buy		146	01/2012	HUS	1	0	1
Buy		146	01/2012	MSC	1	0	1
Sell		237	01/2012	MSC	3	0	3
Buy		108	02/2012	GST	0	(2)	(2)
Sell		3,338	03/2012	BRC	114	0	114
Buy		580	03/2012	CBK	0	(6)	(6)
Sell		419	03/2012	CBK	13	0	13
Sell		172	03/2012	DUB	3	0	3
Buy		133	03/2012	JPM	0	(1)	(1)
Buy		51	03/2012	MSC	0	0	0
Buy		113	03/2012	UAG	0	(1)	(1)
Sell		14,389	03/2012	UAG	529	0	529
Sell		4,139	05/2012	BRC	243	0	243
Buy		3,840	05/2012	DUB	0	(161)	(161)
Sell		3,215	05/2012	JPM	190	0	190
Sell		4,766	05/2012	UAG	280	0	280
Sell	GBP	2,033	03/2012	BRC	22	0	22
Buy		366	03/2012	DUB	0	0	0
Sell		750	03/2012	JPM	12	0	12
Buy		1,469	03/2012	RBC	0	(9)	(9)
Sell		1,940	03/2012	UAG	30	0	30
Buy	HKD	2,993	02/2012	CBK	1	0	1
Buy		1,600	02/2012	FBL	1	0	1
Buy		1,151	02/2012	JPM	0	0	0
Buy		700	02/2012	UAG	0	0	0
Buy	IDR	636,600	01/2012	BOA	0	(1)	(1)
Buy		326,000	01/2012	DUB	0	(2)	(2)
Buy		333,000	01/2012	HUS	0	(2)	(2)
Buy		158,000	01/2012	UAG	0	(1)	(1)
Buy		46,630	07/2012	HUS	0	0	0
Sell	INR	4,359	07/2012	DUB	11	0	11
Buy		4,532	07/2012	JPM	0	(16)	(16)
Buy	JPY	14,012	01/2012	BRC	2	0	2
Sell		126,620	01/2012	DUB	4	0	4

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	10,045	01/2012	JPM	$1	$0	$1
Sell		5,647	01/2012	JPM	0	(1)	(1)
Sell		8,432	01/2012	MSC	0	0	0
Buy		4,647	01/2012	UAG	1	0	1
Sell		99,973	02/2012	MSC	2	0	2
Buy	KRW	1,616,634	02/2012	CBK	0	(57)	(57)
Sell		889,406	02/2012	MSC	28	0	28
Sell		723,994	02/2012	UAG	19	0	19
Buy	MXN	503	03/2012	BRC	0	0	0
Buy		348	03/2012	HUS	0	0	0
Sell		15,102	03/2012	HUS	38	0	38
Sell		3,716	03/2012	MSC	6	0	6
Sell		3,041	03/2012	UAG	11	0	11
Sell	MYR	421	04/2012	CBK	5	0	5
Buy		420	04/2012	JPM	0	(7)	(7)
Buy	NOK	690	03/2012	BRC	0	(4)	(4)
Sell	NZD	3,198	02/2012	UAG	0	(100)	(100)
Sell	PHP	19,026	03/2012	BRC	11	0	11
Buy		42,271	03/2012	CBK	0	(5)	(5)
Sell		23,078	03/2012	CBK	8	0	8
Sell	SGD	3	02/2012	CBK	0	0	0
Sell	TWD	3,937	01/2012	BRC	10	0	10
Buy		7,184	01/2012	CBK	0	(13)	(13)
Sell		3,331	01/2012	CBK	4	0	4

					$1,629	$(634)	$995

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$1,357	$0	$1,357
Mortgage-Backed Securities	0	328	0	328
Canada
Asset-Backed Securities	0	6	0	6
Sovereign Issues	0	786	0	786
Cayman Islands
Corporate Bonds & Notes	0	409	0	409
Denmark
Corporate Bonds & Notes	0	5	0	5
France
Corporate Bonds & Notes	0	3,448	0	3,448
Germany
Asset-Backed Securities	0	42	0	42
Corporate Bonds & Notes	0	2,132	0	2,132
Sovereign Issues	0	13,431	0	13,431
Ireland
Corporate Bonds & Notes	0	545	0	545
Mortgage-Backed Securities	0	47	0	47
Italy
Corporate Bonds & Notes	0	329	0	329
Japan
Mortgage-Backed Securities	0	0	30	30
Sovereign Issues	0	3,118	0	3,118
Jersey, Channel Islands
Corporate Bonds & Notes	0	324	0	324
Liberia
Corporate Bonds & Notes	0	210	0	210
Luxembourg
Corporate Bonds & Notes	0	125	0	125
Mexico
Sovereign Issues	0	1,361	0	1,361

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Netherlands
Corporate Bonds & Notes	$0	$1,547	$0	$1,547
Sovereign Issues	0	2,935	0	2,935
New Zealand
Sovereign Issues	0	2,821	0	2,821
Norway
Corporate Bonds & Notes	0	392	0	392
South Korea
Sovereign Issues	0	134	0	134
Spain
Sovereign Issues	0	2,189	0	2,189
Supranational
Corporate Bonds & Notes	0	1,478	0	1,478
United Kingdom
Asset-Backed Securities	0	12	0	12
Corporate Bonds & Notes	0	3,153	0	3,153
Mortgage-Backed Securities	0	1,763	0	1,763
Sovereign Issues	0	10,346	0	10,346
United States
Asset-Backed Securities	0	1,303	0	1,303
Bank Loan Obligations	0	349	0	349
Corporate Bonds & Notes	0	7,502	0	7,502
Mortgage-Backed Securities	0	4,890	0	4,890
Municipal Bonds & Notes	0	1,203	0	1,203
Preferred Securities	18	0	488	506
U.S. Government Agencies	0	16,429	2,407	18,836
U.S. Treasury Obligations	0	685	0	685
Short-Term Instruments
Certificates of Deposit	0	399	0	399
Repurchase Agreements	0	265	0	265
Japan Treasury Bills	0	1,299	0	1,299
U.S. Treasury Bills	0	317	0	317
PIMCO Short-Term Floating NAV Portfolio	3,804	0	0	3,804

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Purchased Options
Interest Rate Contracts	$0	$14	$0	$14
	$3,822	$89,428	$2,925	$96,175

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	152	0	152
Foreign Exchange Contracts	0	1,629	0	1,629
Interest Rate Contracts	451	622	0	1,073
	$451	$2,403	$0	$2,854

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(93)	$0	$(93)
Foreign Exchange Contracts	0	(798)	0	(798)
Interest Rate Contracts	(1)	(444)	0	(445)
	$(1)	$(1,335)	$0	$(1,336)

Totals	$4,272	$90,496	$2,925	$97,693

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Japan
Mortgage-Backed Securities	$0	$0	$0	$0	$0	$0	$30	$0	$30	$0
United States
Mortgage-Backed Securities	2	0	0	0	0	(2)	0	0	0	0
Preferred Securities	496	0	0	0	0	(8)	0	0	488	(8)
U.S. Government Agencies	2,576	0	(186)	0	0	17	0	0	2,407	15
Mortgage-Backed Securities	$3,074	$0	$(186)	$0	$0	$7	$30	$0	$2,925	$7

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(27)	$0	$0	$0	$17	$10	$0	$0	$0	$0

Totals	$3,047	$0	$(186)	$0	$17	$17	$30	$0	$2,925	$7

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$14	$14
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	104	104
Unrealized appreciation on foreign currency contracts	0	0	0	1,629	0	1,629
Unrealized appreciation on OTC swap agreements	0	152	0	0	622	774

	$0	$152	$0	$1,629	$740	$2,521

Liabilities:
Written options outstanding	$0	$0	$0	$0	$29	$29
Variation margin payable on financial derivative instruments (2)	0	0	0	0	22	22
Unrealized depreciation on foreign currency contracts	0	0	0	634	0	634
Unrealized depreciation on OTC swap agreements	0	93	0	164	197	454

	$0	$93	$0	$798	$248	$1,139

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$19	$19
Net realized gain (loss) on futures contracts, written options and swaps	0	(120)	0	169	607	656
Net realized (loss) on foreign currency transactions	0	0	0	(1,194)	0	(1,194)

	$0	$(120)	$0	$(1,025)	$626	$(519)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(25)	$(25)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	17	0	(171)	713	559
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,565	0	1,565

	$0	$17	$0	$1,394	$688	$2,099

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $450 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(218) as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$66	$0	$66
BPS	(2)	20	18
BRC	369	(330)	39
CBK	(114)	0	(114)
DUB	(160)	0	(160)
FBF	437	(270)	167
FBL	(4)	0	(4)
GLM	(12)	0	(12)
GST	(18)	0	(18)
HUS	(86)	0	(86)
JPM	40	0	40
MSC	31	(20)	11
MYC	31	(30)	1
RBC	(9)	0	(9)
RYL	99	0	99
SOG	(3)	0	(3)
UAG	919	(750)	169
WST	(78)	0	(78)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The

Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$0	$954

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$1,627	$61,005	$ (58,830)	$1	$1	$3,804	$5

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements  (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$81,947	$68,234	$104,713	$101,896

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	3,163	32,129	4,709	47,813
Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	231	2,331	370	3,705
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,768)	(38,047)	(4,296)	(43,865)
Net increase (decrease) resulting from Portfolio share transactions	(374)	$(3,586)	783	$7,654

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 64% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$3,953	$274	$(1,478)	$(1,128)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$98,410	$1,906	$(4,141)	$(2,235)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital

12/31/2011	$1,606	$726	$—
12/31/2010	$3,356	$350	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NOK	Norwegian Krone
BRL	Brazilian Real	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.50%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.34%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT23AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Advantage Strategy Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Glossary	27
Federal Income Tax Information	28
Management of the Trust	29
Privacy Policy	31
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	32

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Advantage Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Advantage Strategy Bond Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Short-Term Instruments	59.2%
United States	13.2%
United Kingdom	5.2%
Mexico	4.1%
Canada	3.7%
Other	14.6%
‡	% of Total Investments as of 12/31/11

Cumulative Total Return for the period ended December 31, 2011
Class Inception (05/02/2011)
PIMCO Global Advantage Strategy Portfolio Administrative Class	-0.93%
Barclays Capital U.S. Aggregate Index±	5.99%
PIMCO Global Advantage Bond Index (GLADI) (NY Close)±±	-2.28%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.94% for Administrative Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± The PIMCO Global Advantage Bond Index (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$994.20	$1,020.67
Expenses Paid During Period*	$4.52	$4.58
Net Annualized Expense Ratio**	0.90%	0.90%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for organizational or trustees’ fees. Details regarding fee waivers can be found in note 7 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Advantage Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

»	The Portfolio commenced operations on May 2, 2011.

»	An underweight to U.S. and Japan duration (or sensitivity to changes in market interest rates) detracted from performance as ten-year government yields in these regions fell over the reporting period.

»	An overweight to the Mexican peso detracted from performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to German Bunds (Core-Europe) duration versus European peripherals (i.e. Spain and Italy) contributed to performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish & Italian) spreads widened over the period.

»	An underweight to the euro contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An overweight to Brazil and Mexico duration via interest rate swaps contributed to performance as local swap rates in these countries fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Advantage Strategy Bond Portfolio

Selected Per Share Data for the Period Ended:	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.06
Net realized/unrealized (loss)	(0.15)
Total (loss) from investment operations	(0.09)
Dividends from net investment income	(0.07)
Total distributions	(0.07)
Net asset value end of period	$9.84
Total return	(0.93)%
Net assets end of period (000s)	$147,048
Ratio of expenses to average net assets	0.90	%*
Ratio of expenses to average net assets excluding waivers	0.93	%*
Ratio of expenses to average net assets excluding interest expense	0.90	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.93	%*
Ratio of net investment income to average net assets	0.84	%*
Portfolio turnover rate	24	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Global Advantage Strategy Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$97,300
Investments in Affiliates, at value	52,572
Repurchase agreements, at value	1,420
Cash	1
Deposits with counterparty	173
Foreign currency, at value	390
Receivable for investments sold	4
Receivable for Portfolio shares sold	198
Interest and dividends receivable	844
Dividends receivable from Affiliates	12
Variation margin receivable on financial derivative instruments	104
OTC swap premiums paid	507
Unrealized appreciation on foreign currency contracts	315
Unrealized appreciation on OTC swap agreements	810
154,650

Liabilities:
Payable for reverse repurchase agreements	$814
Payable for investments purchased	3,250
Payable for investments in Affiliates purchased	12
Deposits from counterparty	561
Payable for Portfolio shares redeemed	20
Written options outstanding	66
Accrued investment advisory fees	53
Accrued supervisory and administrative fees	46
Accrued servicing fees	18
Reimbursement to PIMCO	3
OTC swap premiums received	336
Unrealized depreciation on foreign currency contracts	1,631
Unrealized depreciation on OTC swap agreements	792
7,602

Net Assets	$147,048

Net Assets Consist of:
Paid in capital	$149,024
(Overdistributed) net investment income	(222)
Accumulated undistributed net realized gain	1,021
Net unrealized (depreciation)	(2,775)
$147,048

Net Assets:
Administrative Class	$147,048

Shares Issued and Outstanding:
Administrative Class	14,944

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$9.84

Cost of Investments	$99,408
Cost of Investments in Affiliates	$52,567
Cost of Repurchase Agreements	$1,420
Cost of Foreign Currency Held	$390
Premiums Received on Written Options	$84

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage Strategy Bond Portfolio

(Amounts in thousands)	Period from May 2, 2011-December 31, 2011

Investment Income:
Interest	$1,408
Dividends from Affiliate investments	95
Total Income	1,503

Expenses:
Investment advisory fees	346
Supervisory and administrative fees	303
Servicing fees – Administrative Class	130
Trustees’ fees	1
Organization expense	26
Total Expenses	806
Waiver and/or Reimbursement by PIMCO	(24)
Net Expenses	782

Net Investment Income	721

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	64
Net realized (loss) on Affiliate investments	(28)
Net realized gain on futures contracts, written options and swaps	2,467
Net realized (loss) on foreign currency transactions	(1,544)
Net change in unrealized (depreciation) on investments	(2,107)
Net change in unrealized appreciation on Affiliate investments	5
Net change in unrealized appreciation on futures contracts, written options and swaps	673
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,346)
Net (Loss)	(1,816)

Net (Decrease) in Net Assets Resulting from Operations	$(1,095)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statement of Changes in Net Assets PIMCO Global Advantage Strategy Bond Portfolio

(Amounts in thousands)	Period from May 2, 2011-December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$721
Net realized gain	987
Net realized (loss) on Affiliate investments	(28)
Net change in unrealized (depreciation)	(2,780)
Net change in unrealized appreciation on Affiliate investments	5
Net (decrease) resulting from operations	(1,095)

Distributions to Shareholders:
From net investment income
Administrative Class	(882)

Total Distributions	(882)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	149,025

Total Increase in Net Assets	147,048

Net Assets:
Beginning of period	0
End of period*	$147,048

*Including (overdistributed) net investment income of:	$(222)

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage Strategy Bond Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.5%

CORPORATE BONDS & NOTES 1.1%
Australia & New Zealand Banking Group Ltd.
4.875% due 01/12/2021 (d)		$800	$846
Woodside Finance Ltd.
4.600% due 05/10/2021		700	716

			1,562

SOVEREIGN ISSUES 2.4%
Australia Government Bond
5.250% due 03/15/2019	AUD	400	455
5.500% due 12/15/2013		700	748
5.500% due 01/21/2018		1,200	1,367
5.500% due 04/21/2023		200	235
5.750% due 05/15/2021		600	714

			3,519

Total Australia (Cost $4,981)			5,081

BRAZIL 1.5%

CORPORATE BONDS & NOTES 1.5%
Banco do Brasil S.A.
6.000% due 01/22/2020		$700	770
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		625	712
Petrobras International Finance Co.
7.875% due 03/15/2019		600	719

Total Brazil (Cost $2,142)			2,201

CANADA 3.8%

CORPORATE BONDS & NOTES 1.0%
Bank of Montreal
2.850% due 06/09/2015		1,500	1,556

SOVEREIGN ISSUES 2.8%
Canada Government Bond
2.750% due 06/01/2022	CAD	1,400	1,464
3.250% due 06/01/2021		500	546
3.500% due 06/01/2020		700	775
Canada Housing Trust No. 1
2.750% due 12/15/2015		1,300	1,342

			4,127

Total Canada (Cost $5,639)			5,683

FRANCE 3.4%

CORPORATE BONDS & NOTES 0.9%
BNP Paribas S.A.
5.000% due 01/15/2021		$680	655
Societe Generale SCF S.A.
4.250% due 02/03/2023	EUR	500	676

			1,331

SOVEREIGN ISSUES 2.5%
France Government Bond
3.750% due 04/25/2021		390	529
France Treasury Notes
2.250% due 02/25/2016		2,380	3,131

			3,660

Total France (Cost $5,425)			4,991

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.6%

CORPORATE BONDS & NOTES 0.5%
Landesbank Hessen-Thueringen Girozentrale
2.875% due 04/21/2017	EUR	575	$778

SOVEREIGN ISSUES 0.1%
Republic of Germany
2.250% due 09/04/2020		100	136

Total Germany (Cost $967)			914

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%
ICICI Bank Ltd.
4.750% due 11/25/2016		$300	287

Total India (Cost $299)			287

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$300	304

Total Luxembourg (Cost $306)			304

MEXICO 4.2%

CORPORATE BONDS & NOTES 0.7%
Petroleos Mexicanos
6.500% due 06/02/2041		$900	1,017

SOVEREIGN ISSUES 3.5%
Mexico Government International Bond
6.000% due 06/18/2015	MXN	26,300	1,935
8.000% due 06/11/2020		31,790	2,537
10.000% due 12/05/2024		7,910	730

			5,202

Total Mexico (Cost $6,915)			6,219

NETHERLANDS 2.1%

CORPORATE BONDS & NOTES 1.3%
ABN AMRO Bank NV
3.500% due 01/12/2018	EUR	575	777
ING Bank NV
3.250% due 03/03/2016		800	1,075

			1,852

SOVEREIGN ISSUES 0.8%
Netherlands Government Bond
3.250% due 07/15/2015		300	419
3.250% due 07/15/2021		500	705

			1,124

Total Netherlands (Cost $3,160)			2,976

RUSSIA 2.5%

SOVEREIGN ISSUES 2.5%
Russia Government International Bond
7.500% due 03/31/2030		$3,173	3,693

Total Russia (Cost $3,708)			3,693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 1.1%

CORPORATE BONDS & NOTES 1.1%
European Financial Stability Facility
3.375% due 07/05/2021	EUR	1,200	$1,579

Total Supranational (Cost $1,656)			1,579

UNITED KINGDOM 5.3%

CORPORATE BONDS & NOTES 3.2%
Bank of Scotland PLC
3.875% due 01/15/2014	EUR	800	1,058
Lloyds TSB Bank PLC
4.375% due 01/12/2015		$800	771
Nationwide Building Society
3.875% due 12/05/2013	EUR	200	267
Northern Rock Asset Management PLC
3.625% due 03/28/2013		800	1,051
Royal Bank of Scotland Group PLC
4.000% due 03/15/2017		800	1,066
5.000% due 10/01/2014		$700	578

			4,791

SOVEREIGN ISSUES 2.1%
United Kingdom Gilt
2.000% due 01/22/2016	GBP	1,300	2,119
3.750% due 09/07/2020		100	180
4.000% due 03/07/2022		400	733

			3,032

Total United Kingdom (Cost $8,328)			7,823

UNITED STATES 13.6%

CORPORATE BONDS & NOTES 7.4%
Altria Group, Inc.
4.750% due 05/05/2021		$700	772
American Express Co.
7.250% due 05/20/2014		800	894
BA Covered Bond Issuer
4.250% due 04/05/2017	EUR	800	1,044
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$600	704
Boston Scientific Corp.
6.000% due 01/15/2020		1,350	1,509
Citigroup, Inc.
8.500% due 05/22/2019		550	648
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		600	663
HSBC Finance Corp.
6.676% due 01/15/2021		700	725
Kraft Foods, Inc.
6.125% due 02/01/2018		800	939
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		600	592
Morgan Stanley
7.300% due 05/13/2019		600	612
Rockies Express Pipeline LLC
5.625% due 04/15/2020		700	668
WM Covered Bond Program
4.375% due 05/19/2014	EUR	800	1,076

			10,846

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Global Advantage Strategy Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
4.500% due 04/01/2039	$2,457	$2,618
5.500% due 01/01/2042	3,000	3,267

		5,885

U.S. TREASURY OBLIGATIONS 2.2%
U.S. Treasury Notes
1.375% due 11/30/2018	2,200	2,208
3.625% due 02/15/2021 (e)	900	1,045

		3,253

Total United States (Cost $20,288)		19,984

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 60.9%

REPURCHASE AGREEMENTS 1.0%
JPMorgan Securities, Inc.
0.060% due 01/03/2012	$400	$400
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.750% due 03/31/2014 valued at $409. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	1,020	1,020
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $1,045. Repurchase proceeds are $1,020.)

		1,420

U.S. TREASURY BILLS 24.2%
0.042% due 03/01/2012 - 06/28/2012 (a)(c)(e)(f)	35,554	35,549

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 35.7%
5,249,290	$52,572

Total Short-Term Instruments (Cost $89,536)	89,541

PURCHASED OPTIONS (h) 0.0%
(Cost $45)	16

Total Investments 102.9% (Cost $153,395)	$151,292

Written Options (i) 0.0% (Premiums $84)	(66)

Other Assets and Liabilities (Net) (2.9%)	(4,178)

Net Assets 100.0%	$147,048

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $790 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $815 at a weighted average interest rate of (1.000%). On December 31, 2011, securities valued at $846 were pledged as collateral for reverse repurchase agreements.
(e)	Securities with an aggregate market value of $554 and cash of $66 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor December Futures	Long	12/2012	6	$36
90-Day Euribor December Futures	Long	12/2013	15	15
90-Day Euribor September Futures	Long	09/2012	6	34
90-Day Eurodollar June Futures	Long	06/2013	11	25
90-Day Eurodollar March Futures	Long	03/2013	27	40
90-Day Eurodollar March Futures	Long	03/2014	27	98
Canada Government 10-Year Bond March Futures	Long	03/2012	14	21
Euro-Bobl March Futures	Long	03/2012	17	52
U.S. Treasury 5-Year Note March Futures	Long	03/2012	10	3
U.S. Treasury 10-Year Note March Futures	Long	03/2012	95	91
United Kingdom 10-Year Gilt March Futures	Long	03/2012	26	140

				$555

(f)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $365 and cash of $107 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.250%	12/21/2016	$	500	$25	$4
Pay	3-Month USD-LIBOR	3.500%	06/15/2021		1,100	151	18
Pay	3-Month USD-LIBOR	4.000%	09/21/2021		1,100	56	25
Receive	3-Month USD-LIBOR	3.000%	10/13/2021		2,000	(193)	(75)
Pay	3-Month USD-LIBOR	3.250%	12/21/2021		900	104	25
Pay	6-Month EUR-EURIBOR	2.750%	03/21/2022	EUR	2,500	102	73
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022		3,200	226	12

						$471	$82

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(g)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.994%	$	900	$1	$6	$(5)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.476%		500	(10)	(4)	(6)
Brazil Government International Bond	HUS	1.000%	06/20/2021	1.857%		2,750	(190)	(113)	(77)
China Government International Bond	BRC	1.000%	09/20/2012	0.657%		100	1	1	(0)
China Government International Bond	FBF	1.000%	12/20/2016	1.450%		100	(2)	(5)	3
China Government International Bond	JPM	1.000%	09/20/2012	0.657%		100	0	1	(1)
China Government International Bond	JPM	1.000%	12/20/2016	1.450%		400	(8)	(19)	11
China Government International Bond	MYC	1.000%	12/20/2016	1.450%		100	(1)	(5)	4
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.515%		100	0	0	0
Export-Import Bank of China	FBF	1.000%	12/20/2016	2.229%		100	(6)	(10)	4
Export-Import Bank of China	MYC	1.000%	09/20/2016	2.174%		100	(7)	(3)	(4)
Export-Import Bank of China	UAG	1.000%	06/20/2016	2.113%		200	(9)	(4)	(5)
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.013%		100	(1)	(2)	1
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		1,400	(50)	(47)	(3)
Mexico Government International Bond	CBK	1.000%	06/20/2021	1.782%		3,550	(225)	(109)	(116)
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.450%		100	0	0	0
Panama Government International Bond	JPM	1.000%	09/20/2012	0.548%		100	0	0	0
Penerbangan Malaysia A/S	JPM	1.000%	09/20/2012	0.669%		100	1	1	(0)
Penerbangan Malaysia A/S	MYC	1.000%	09/20/2012	0.669%		100	1	1	(0)
Russia Government International Bond	BRC	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russia Government International Bond	CBK	1.000%	12/20/2012	1.564%		100	(1)	(1)	(0)
Russia Government International Bond	HUS	1.000%	12/20/2012	1.564%		100	0	(1)	1
South Korea Government Bond	JPM	1.000%	12/20/2012	0.982%		100	0	(1)	1
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.214%	EUR	100	0	(1)	1

							$(506)	$(316)	$(190)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016	$	2,500	$214	$344	$(130)
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016		4,300	(30)	22	(52)

						$184	$366	$(182)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.830%	01/02/2013	UAG	BRL	18,400	$155	$52	$103
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		28,300	433	59	374
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		25,700	321	15	306
Receive	3-Month USD-LIBOR	3.000%	08/26/2021	FBF	$	1,900	(192)	(10)	(182)
Receive	3-Month USD-LIBOR	3.000%	11/16/2021	RYL		2,100	(196)	0	(196)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS	MXN	12,027	(7)	1	(8)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		6,800	(3)	4	(7)

							$511	$121	$390

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Global Advantage Strategy Bond Portfolio (Cont.)

(h)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	1,000	$34	$15

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	CBK	$	1.200	01/05/2012	EUR	1,550	$6	$1
Put - OTC EUR versus USD	DUB		1.200	01/05/2012		750	3	0
Put - OTC EUR versus USD	BRC		1.200	01/05/2012		800	2	0

							$11	$1

(i)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	500	$1	$(1)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		500	1	(2)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		500	1	0
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		500	1	(2)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		1,900	6	(5)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		1,900	7	(6)
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.350%	02/13/2012		600	0	0
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		600	0	(2)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		3,500	5	(1)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		3,500	5	(13)
Call - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.450%	02/13/2012		300	1	0
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		300	1	(2)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		300	1	0
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		300	1	(2)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		200	1	(1)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		300	2	(2)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		300	2	(2)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		500	3	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		500	3	(3)
Call - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.700%	02/13/2012		300	1	0
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		300	1	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,500	33	(14)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		200	3	(4)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		200	3	(1)

								$84	$(66)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 05/02/2011	0	$0	$0
Sales	14	44,700	266
Closing Buys	(7)	(20,100)	(167)
Expirations	0	0	0
Exercised	(7)	(1,900)	(15)

Balance at 12/31/2011	0	$22,700	$84

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,001	02/2012	WST	$0	$(70)	$(70)
Buy	BRL	373	01/2012	HUS	0	(10)	(10)
Sell		373	01/2012	HUS	0	(1)	(1)
Buy		3,436	01/2012	MSC	58	0	58
Sell		3,436	01/2012	MSC	0	(9)	(9)
Buy		3,810	01/2012	UAG	11	0	11
Sell		3,810	01/2012	UAG	85	0	85
Buy		318	02/2012	HUS	0	(12)	(12)
Buy		3,810	03/2012	UAG	0	(86)	(86)
Buy	CAD	1,400	02/2012	DUB	2	0	2
Buy		89	02/2012	JPM	0	0	0
Buy	CHF	1,529	03/2012	BRC	0	(21)	(21)
Buy	CLP	43,245	03/2012	BRC	0	(7)	(7)
Buy		238,750	03/2012	UAG	15	0	15
Buy	CNY	12,613	02/2012	BRC	11	0	11
Sell		7,062	02/2012	DUB	0	(4)	(4)
Buy		24,258	02/2012	HUS	19	0	19
Sell		2,825	02/2012	JPM	0	(2)	(2)
Buy		7,774	06/2012	CBK	1	0	1
Sell		2,822	06/2012	CBK	1	0	1
Buy		1,547	06/2012	HUS	0	0	0
Sell		3,326	06/2012	HUS	0	(3)	(3)
Buy		2,546	06/2012	JPM	0	0	0
Sell		6,914	06/2012	MSC	0	(7)	(7)
Sell		5,635	06/2012	UAG	0	(6)	(6)
Buy	COP	72,480	02/2012	JPM	0	(2)	(2)
Buy		868,535	02/2012	UAG	0	(33)	(33)
Buy	EUR	5,783	02/2012	BRC	0	(330)	(330)
Sell		101	02/2012	CBK	5	0	5
Buy		104	02/2012	DUB	0	(2)	(2)
Buy		4,460	02/2012	UAG	0	(243)	(243)
Buy	GBP	1,261	03/2012	JPM	0	(21)	(21)
Buy	HKD	143	02/2012	UAG	0	0	0
Sell	HUF	109,954	01/2012	CBK	39	0	39
Buy	ILS	820	01/2012	MSC	0	(22)	(22)
Sell		820	01/2012	UAG	5	0	5
Sell		6	07/2012	MSC	0	0	0
Buy	INR	58,781	07/2012	JPM	0	(89)	(89)
Buy	JPY	817,422	01/2012	DUB	0	(26)	(26)
Buy	KRW	4,875,078	02/2012	CBK	0	(172)	(172)
Sell		1,455,801	02/2012	UAG	21	0	21
Buy	MXN	2,107	03/2012	BRC	0	0	0
Buy		1,900	03/2012	HUS	0	0	0
Sell		9,814	03/2012	HUS	24	0	24
Buy	MYR	453	04/2012	CBK	0	(4)	(4)
Sell		3,091	04/2012	MSC	0	0	0
Buy		5,444	04/2012	UAG	0	(85)	(85)
Buy	NOK	1,109	03/2012	BRC	0	(6)	(6)
Buy	NZD	127	02/2012	UAG	4	0	4
Buy	PHP	61,366	03/2012	CBK	0	(15)	(15)
Sell		67,446	03/2012	CBK	10	0	10
Buy		6,387	03/2012	HUS	0	(4)	(4)
Buy	PLN	2,409	02/2012	CBK	0	(87)	(87)
Buy	RUB	33,188	03/2012	CBK	0	(101)	(101)
Buy		3,622	03/2012	HUS	0	(3)	(3)
Buy	SEK	6,479	03/2012	BRC	0	(16)	(16)
Buy	SGD	1,021	02/2012	JPM	4	0	4
Buy	THB	14,377	02/2012	DUB	0	(1)	(1)
Buy	TWD	7,263	01/2012	BPS	0	(20)	(20)
Buy		17,830	01/2012	BRC	0	(41)	(41)
Buy		17,361	01/2012	HUS	0	(47)	(47)
Buy	ZAR	7,090	01/2012	HUS	0	(23)	(23)

					$315	$(1,631)	$(1,316)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Global Advantage Strategy Bond Portfolio (Cont.)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$1,562	$0	$1,562
Sovereign Issues	0	3,519	0	3,519
Brazil
Corporate Bonds & Notes	0	2,201	0	2,201
Canada
Corporate Bonds & Notes	0	1,556	0	1,556
Sovereign Issues	0	4,127	0	4,127
France
Corporate Bonds & Notes	0	1,331	0	1,331
Sovereign Issues	0	3,660	0	3,660
Germany
Corporate Bonds & Notes	0	778	0	778
Sovereign Issues	0	136	0	136
India
Corporate Bonds & Notes	0	287	0	287
Luxembourg
Corporate Bonds & Notes	0	304	0	304
Mexico
Corporate Bonds & Notes	0	1,017	0	1,017
Sovereign Issues	0	5,202	0	5,202
Netherlands
Corporate Bonds & Notes	0	1,852	0	1,852
Sovereign Issues	0	1,124	0	1,124
Russia
Sovereign Issues	0	3,693	0	3,693
Supranational
Corporate Bonds & Notes	0	1,579	0	1,579
United Kingdom
Corporate Bonds & Notes	0	4,791	0	4,791
Sovereign Issues	0	3,032	0	3,032

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United States
Corporate Bonds & Notes	$0	$10,846	$0	$10,846
U.S. Government Agencies	0	5,885	0	5,885
U.S. Treasury Obligations	0	3,253	0	3,253
Short-Term Instruments
Repurchase Agreements	0	1,420	0	1,420
U.S. Treasury Bills	0	35,549	0	35,549
PIMCO Short-Term Floating NAV Portfolio	52,572	0	0	52,572
Purchased Options
Foreign Exchange Contracts	0	1	0	1
Interest Rate Contracts	0	15	0	15
	$52,572	$98,720	$0	$151,292

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	26	0	26
Foreign Exchange Contracts	0	315	0	315
Interest Rate Contracts	555	941	0	1,496
	$555	$1,282	$0	$1,837

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(399)	0	(399)
Foreign Exchange Contracts	0	(1,631)	0	(1,631)
Interest Rate Contracts	0	(534)	0	(534)
	$0	$(2,564)	$0	$(2,564)

Totals	$53,127	$97,438	$0	$150,565

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$1	$15	$16
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	104	104
Unrealized appreciation on foreign currency contracts	0	0	0	315	0	315
Unrealized appreciation on OTC swap agreements	0	27	0	0	783	810

	$0	$27	$0	$316	$902	$1,245

Liabilities:
Written options outstanding	$0	$0	$0	$0	$66	$66
Unrealized depreciation on foreign currency contracts	0	0	0	1,631	0	1,631
Unrealized depreciation on OTC swap agreements	0	399	0	0	393	792

	$0	$399	$0	$1,631	$459	$2,489

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$12	$12
Net realized gain on futures contracts, written options and swaps	0	155	0	0	2,312	2,467
Net realized (loss) on foreign currency transactions	0	0	0	(1,577)	0	(1,577)

	$0	$155	$0	$(1,577)	$2,324	$902

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(10)	$(20)	$(30)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(372)	0	0	1,045	673
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,316)	0	(1,316)

	$0	$(372)	$0	$(1,326)	$1,025	$(673)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $555 and open centrally cleared swaps cumulative appreciation/(depreciation) of $82 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3)	$0	$(3)
BPS	(52)	0	(52)
BRC	126	(260)	(134)
CBK	(550)	590	40
DUB	(35)	0	(35)
FBF	(205)	0	(205)
GLM	(1)	0	(1)
GST	(50)	0	(50)
HUS	166	(300)	(134)
JPM	(130)	0	(130)
MSC	20	0	20
MYC	(11)	0	(11)
RYL	(198)	200	2
UAG	(184)	0	(184)
WST	(70)	0	(70)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Advantage Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements (Cont.)

believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2011, the remaining recoverable amount to PIMCO was $22,924.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$2,733	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 05/02/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$0	$160,095	$(107,500)		$(28)	$5	$52,572	$95

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,111	$6,991	$59,598	$4,543

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 05/02/2011 to 12/31/2011
	Shares	Amount

Receipts for shares sold
Administrative Class	15,764	$157,178
Issued as reinvestment of distributions
Administrative Class	88	882
Cost of shares redeemed
Administrative Class	(908)	(9,035)
Net increase resulting from Portfolio share transactions	14,944	$149,025

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 95% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral (3)
$729	$773	$(2,205)	$(193)	$—	$—	$(1,082)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)

For taxable years beginning after December 22, 2010, a fund may elect to defer any portion of a post-October capital loss, or qualified late-year ordinary loss to the first day of the following taxable year. A qualified late year ordinary loss is the net loss comprised of net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and other ordinary income or loss for the portion of the taxable year after December 31.

As of December 31, 2011, the Portfolio had no accumulated capital losses expiring in the following years (amounts in thousands).

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$153,423	$670	$(2,801)	$(2,131)

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal year ended December 31, 2011, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$882	$—	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Global Advantage Strategy Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Advantage Strategy Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the Administrative Class for the period May 2, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

26	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	THB	Thai Baht
COP	Colombian Peso	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate

DECEMBER 31, 2011	ANNUAL REPORT	27

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

28	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	29

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

30	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT24AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	51.8%
Short-Term Instruments	10.6%
Netherlands	8.4%
Australia	5.5%
Brazil	4.7%
Other	19.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (01/10/2002)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	7.56%	8.83%	8.57%
JPMorgan GBI Global FX NY Index Unhedged in USD±	7.69%	7.58%	7.93%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 12/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,022.30	$1,020.62
Expenses Paid During Period*	$4.64	$4.63
Net Annualized Expense Ratio	0.91%	0.91%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from July 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$13.49	$12.72	$12.25	$12.78	$12.06
Net investment income (a)	0.49	0.45	0.47	0.48	0.41
Net realized/unrealized gain (loss)	0.52	1.01	1.59	(0.58)	0.74
Total income (loss) from investment operations	1.01	1.46	2.06	(0.10)	1.15
Dividends from net investment income	(0.36)	(0.36)	(0.40)	(0.43)	(0.40)
Distributions from net realized capital gains	(0.31)	(0.33)	(1.19)	0.00	(0.03)
Total distributions	(0.67)	(0.69)	(1.59)	(0.43)	(0.43)
Net asset value end of year	$13.83	$13.49	$12.72	$12.25	$12.78
Total return	7.56%	11.64%	16.83%	(0.85)%	9.73%
Net assets end of year (000s)	$435,246	$479,848	$532,730	$293,365	$240,711
Ratio of expenses to average net assets	0.90%	0.91%	0.90%	0.97%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.49%	3.37%	3.68%	3.72%	3.36%
Portfolio turnover rate	506%	849%*	624%	661%	560%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$450,826
Repurchase agreements, at value	31,479
Cash	43
Deposits with counterparty	33
Foreign currency, at value	549
Receivable for investments sold	102,527
Receivable for Portfolio shares sold	191
Interest and dividends receivable	4,895
Variation margin receivable on financial derivative instruments	150
OTC swap premiums paid	7,118
Unrealized appreciation on foreign currency contracts	3,059
Unrealized appreciation on OTC swap agreements	10,733
611,603

Liabilities:
Payable for investments purchased	$1
Payable for short sales	103,256
Deposits from counterparty	12,060
Payable for Portfolio shares redeemed	263
Written options outstanding	338
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	218
Accrued distribution fees	15
Accrued servicing fees	47
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	1,046
Unrealized depreciation on foreign currency contracts	5,858
Unrealized depreciation on OTC swap agreements	3,480
126,692

Net Assets	$484,911

Net Assets Consist of:
Paid in capital	$445,576
Undistributed net investment income	22,418
Accumulated undistributed net realized gain	10,995
Net unrealized appreciation	5,922
$484,911

Net Assets:
Institutional Class	$7,766
Administrative Class	435,246
Advisor Class	41,899

Shares Issued and Outstanding:
Institutional Class	561
Administrative Class	31,469
Advisor Class	3,029

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.83
Administrative Class	13.83
Advisor Class	13.83

Cost of Investments	$450,476
Cost of Repurchase Agreements	$31,479
Cost of Foreign Currency Held	$552
Proceeds Received on Short Sales	$102,122
Premiums Received on Written Options	$913

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$22,640
Dividends	8
Total Income	22,648

Expenses:
Investment advisory fees	1,288
Supervisory and administrative fees	2,575
Servicing fees – Administrative Class	698
Distribution and/or servicing fees – Advisor Class	108
Trustees’ fees	8
Interest expense	16
Miscellaneous expense	1
Total Expenses	4,694

Net Investment Income	17,954

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,969
Net realized gain on futures contracts, written options and swaps	11,776
Net realized gain on foreign currency transactions	13,157
Net change in unrealized (depreciation) on investments	(16,109)
Net change in unrealized appreciation on futures contracts, written options and swaps	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,009)
Net Gain	21,447

Net Increase in Net Assets Resulting from Operations	$39,401

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

(Decrease) in Net Assets from:

Operations:
Net investment income	$17,954	$17,885
Net realized gain	35,902	19,160
Net realized gain on Affiliate investments	0	6
Net change in unrealized appreciation (depreciation)	(14,455)	16,751
Net increase resulting from operations	39,401	53,802

Distributions to Shareholders:
From net investment income
Institutional Class	(169)	(113)
Administrative Class	(12,017)	(13,606)
Advisor Class	(1,058)	(669)
From net realized capital gains
Institutional Class	(167)	(114)
Administrative Class	(9,652)	(11,086)
Advisor Class	(965)	(800)

Total Distributions	(24,028)	(26,388)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(50,289)	(58,609)

Total (Decrease) in Net Assets	(34,916)	(31,195)

Net Assets:
Beginning of year	519,827	551,022
End of year*	$484,911	$519,827

*Including undistributed (overdistributed) net investment income of:	$22,418	$(1,489)

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 5.4%

MORTGAGE-BACKED SECURITIES 0.4%
Medallion Trust
0.636% due 05/25/2035		$309	$304
Puma Finance Ltd.
0.549% due 02/21/2038		257	243
4.847% due 08/22/2037	AUD	319	312
4.938% due 07/12/2036		93	92
Swan Trust
0.533% due 05/12/2037		$302	295
4.818% due 05/12/2037	AUD	416	414
Torrens Trust
4.810% due 10/19/2038		447	445

			2,105

SOVEREIGN ISSUES 5.0%
Australia Government Bond
5.500% due 04/21/2023		3,500	4,108
5.750% due 07/15/2022		17,000	20,330

			24,438

Total Australia (Cost $24,727)			26,543

BRAZIL 4.6%

CORPORATE BONDS & NOTES 3.2%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900	2,430
Banco Santander Brasil S.A.
2.659% due 03/18/2014		$3,700	3,527
4.250% due 01/14/2016		200	191
4.500% due 04/06/2015		1,500	1,462
Banco Votorantim Ltd.
3.574% due 03/28/2014		2,400	2,376
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700	2,743
BM&FBovespa S.A.
5.500% due 07/16/2020		300	310
CSN Islands XI Corp.
6.875% due 09/21/2019		400	425
CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,100

			15,564

SOVEREIGN ISSUES 1.4%
Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,235
8.250% due 01/20/2034		3,700	5,596

			6,831

Total Brazil (Cost $22,289)			22,395

CANADA 0.6%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,086

SOVEREIGN ISSUES 0.4%
Canada Government Bond
2.000% due 06/01/2016	CAD	1,800	1,824

Total Canada (Cost $2,783)			2,910

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Landmark CDO Ltd.
0.827% due 06/01/2017		$1,433	$1,380

Total Cayman Islands (Cost $1,368)			1,380

FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%
Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,042
Vivendi S.A.
5.750% due 04/04/2013		900	941
6.625% due 04/04/2018		100	114

Total France (Cost $2,974)			3,097

GERMANY 1.5%

ASSET-BACKED SECURITIES 0.0%
Driver One GmbH
1.238% due 10/21/2015	EUR	81	104

BANK LOAN OBLIGATIONS 0.2%
Fresenius Medical Care U.S. Finance, Inc.
1.954% due 03/31/2013		$990	985

CORPORATE BONDS & NOTES 1.0%
Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014	EUR	2,200	3,073
6.250% due 05/19/2021	AUD	1,900	2,018

			5,091

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049	1,467

Total Germany (Cost $7,666)			7,647

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.5%
Depfa ACS Bank
3.250% due 02/15/2012	EUR	1,800	2,326

MORTGAGE-BACKED SECURITIES 0.1%
Immeo Residential Finance PLC
1.586% due 12/15/2016		380	469

Total Ireland (Cost $3,078)			2,795

ITALY 2.5%

ASSET-BACKED SECURITIES 0.1%
Locat Securitisation Vehicle SRL
1.630% due 12/12/2028	EUR	234	282
Split SRL
1.725% due 10/25/2018		9	12

			294

SOVEREIGN ISSUES 2.4%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		2,621	2,544
4.000% due 02/01/2037		9,700	8,866

			11,410

Total Italy (Cost $12,996)			11,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,886	$2,428

Total Jersey, Channel Islands (Cost $2,521)			2,428

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	339

Total Luxembourg (Cost $300)			339

MEXICO 3.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000	2,106
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,115

			3,221

SOVEREIGN ISSUES 2.5%
Mexico Government International Bond
6.050% due 01/11/2040		4,600	5,646
10.000% due 12/05/2024	MXN	71,200	6,576

			12,222

Total Mexico (Cost $15,999)			15,443

NETHERLANDS 8.4%

CORPORATE BONDS & NOTES 2.5%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	10,341
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	1,239
Waha Aerospace BV
3.925% due 07/28/2020		450	463

			12,043

SOVEREIGN ISSUES 5.9%
Netherlands Government Bond
2.500% due 01/15/2017	EUR	4,000	5,440
4.000% due 07/15/2016		7,800	11,333
4.000% due 07/15/2018		7,600	11,153
4.000% due 07/15/2019		300	445

			28,371

Total Netherlands (Cost $41,404)			40,414

QATAR 1.2%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,184

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,365

Total Qatar (Cost $5,464)			5,549

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.1%

SOVEREIGN ISSUES 1.1%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$515
5.750% due 05/22/2013	EUR	500	670
5.875% due 01/14/2015		$2,600	2,802
Korea Government Bond
4.875% due 09/22/2014		200	216
5.750% due 04/16/2014		200	218
7.125% due 04/16/2019		700	877

Total South Korea (Cost $5,280)			5,298

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
5.875% due 12/20/2017		$8,500	8,862

Total Switzerland (Cost $8,713)			8,862

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900	2,332

Total United Arab Emirates (Cost $2,076)			2,332

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 1.1%
HBOS PLC
6.750% due 05/21/2018		$800	642
HSBC Holdings PLC
6.100% due 01/14/2042		1,200	1,363
LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	834
Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	867
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000	1,724
XL Capital Finance Europe PLC
6.500% due 01/15/2012		$100	100

			5,530

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
4.750% due 12/07/2030	GBP	7,900	15,882
4.750% due 12/07/2038		200	412

			16,294

Total United Kingdom (Cost $20,699)			21,824

UNITED STATES 51.4%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		$1	1
0.994% due 10/25/2031		2	1
Carrington Mortgage Loan Trust
0.344% due 12/25/2036		157	148
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		2,213	2,162
Countrywide Asset-Backed Certificates
0.344% due 08/25/2037		21	21
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		$30	$18
Denver Arena Trust
6.940% due 11/15/2019		75	76
Home Equity Mortgage Trust
5.500% due 01/25/2037		193	26
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		11	11
Morgan Stanley ABS Capital
1.094% due 07/25/2037		2,321	1,980
SACO, Inc.
0.414% due 05/25/2036		7	7
0.694% due 04/25/2035		9	4
Securitized Asset-Backed Receivables LLC Trust
0.344% due 12/25/2036		25	10
SLC Student Loan Trust
0.996% due 06/15/2017		508	508
SLM Student Loan Trust
0.498% due 04/26/2021		857	850
0.746% due 12/17/2018		86	85
0.918% due 10/25/2017		1,600	1,596
Structured Asset Securities Corp.
0.694% due 05/25/2034		8	7
1.757% due 04/25/2035		29	23
Washington Mutual Asset-Backed Certificates
0.354% due 10/25/2036		106	72

			7,607

BANK LOAN OBLIGATIONS 1.3%
HCA, Inc.
2.546% due 11/17/2013		2,259	2,227
2.796% due 05/02/2016		963	905
Springleaf Finance Corp.
5.500% due 05/10/2017		1,800	1,571
Vodafone Group PLC
6.875% due 08/17/2015		1,498	1,499

			6,202

CORPORATE BONDS & NOTES 22.9%
Ally Financial, Inc.
3.963% due 06/20/2014		1,100	1,034
6.750% due 12/01/2014		2,000	2,020
Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,344
American Express Credit Corp.
5.875% due 05/02/2013		200	210
American International Group, Inc.
6.765% due 11/15/2017	GBP	588	873
8.000% due 05/22/2068	EUR	1,700	1,771
8.175% due 05/15/2068		$1,600	1,440
AutoZone, Inc.
5.875% due 10/15/2012		100	104
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,119
7.250% due 02/01/2018		1,300	1,526
Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,604
6.400% due 06/15/2016		200	224
Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,487
CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,772
CIT Group, Inc.
5.250% due 04/01/2014		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015		$200	$200
7.000% due 05/01/2016		333	333
7.000% due 05/01/2017		466	466
Citigroup, Inc.
3.625% due 11/30/2017	EUR	6,600	6,829
4.750% due 05/31/2017		100	107
4.750% due 02/10/2019		200	209
6.125% due 05/15/2018		$600	639
8.125% due 07/15/2039		800	981
8.500% due 05/22/2019		2,700	3,182
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,102
CMS Energy Corp.
1.353% due 01/15/2013		200	199
Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,186	1,304
Countrywide Financial Corp.
5.800% due 06/07/2012		2,450	2,455
CSX Corp.
6.300% due 03/15/2012		200	202
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,073
DR Horton, Inc.
6.500% due 04/15/2016		4,500	4,686
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	111
ERAC USA Finance LLC
5.800% due 10/15/2012		800	828
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	319
8.000% due 06/01/2014		1,800	1,961
8.700% due 10/01/2014		2,400	2,686
GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,003
Goldman Sachs Group, Inc.
0.816% due 07/22/2015		500	438
0.894% due 01/12/2015		700	621
1.176% due 09/29/2014		800	727
3.700% due 08/01/2015		800	785
6.250% due 09/01/2017		500	523
International Lease Finance Corp.
5.350% due 03/01/2012		200	201
5.400% due 02/15/2012		200	201
5.550% due 09/05/2012		9,500	9,500
6.750% due 09/01/2016		1,300	1,339
7.125% due 09/01/2018		1,200	1,248
iStar Financial, Inc.
5.150% due 03/01/2012		200	200
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	192
KB Home
5.875% due 01/15/2015		$1,200	1,110
Kraft Foods, Inc.
6.125% due 08/23/2018		500	591
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		1,000	267
6.875% due 05/02/2018 ^		800	216
Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,082
Masco Corp.
6.125% due 10/03/2016		200	205
Metropolitan Life Global Funding I
0.796% due 03/15/2012		900	900
5.125% due 04/10/2013		1,300	1,359
Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,080

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.883% due 10/15/2015		$1,000	$841
1.970% due 04/13/2016	EUR	700	735
5.500% due 01/26/2020		$1,100	1,003
6.625% due 04/01/2018		1,000	988
Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,460
Nabors Industries, Inc.
6.150% due 02/15/2018		3,050	3,411
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	537
NGPL PipeCo LLC
6.514% due 12/15/2012		2,700	2,728
Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,104
Puget Energy, Inc.
6.500% due 12/15/2020		1,200	1,283
Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,040
Springleaf Finance Corp.
4.875% due 07/15/2012		100	96
Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,060
UAL Pass-Through Trust
10.400% due 05/01/2018		1,075	1,189
UST LLC
5.750% due 03/01/2018		1,000	1,111

			111,174

MORTGAGE-BACKED SECURITIES 11.6%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035		36	25
American Home Mortgage Assets
0.484% due 05/25/2046		476	215
0.504% due 10/25/2046		653	265
Banc of America Funding Corp.
2.656% due 02/20/2036		704	588
5.888% due 04/25/2037		700	474
5.946% due 10/20/2046		334	171
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,579	2,336
Banc of America Mortgage Securities, Inc.
I2.872% due 05/25/2035		4,900	3,475
BCAP LLC Trust
0.464% due 01/25/2037 ^		533	247
5.250% due 04/26/2037		3,032	2,759
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		209	193
2.250% due 08/25/2035		5,806	4,979
2.575% due 10/25/2033		29	28
2.580% due 08/25/2033		33	29
2.710% due 03/25/2035		288	268
2.814% due 05/25/2034		21	16
2.870% due 05/25/2034		81	72
3.016% due 03/25/2035		84	80
3.207% due 11/25/2034		21	19
5.131% due 05/25/2047		739	452
Bear Stearns Alt-A Trust
2.690% due 11/25/2035 ^		286	158
2.772% due 09/25/2035		221	140
5.719% due 08/25/2036		399	212
Bear Stearns Structured Products, Inc.
3.618% due 12/26/2046		181	107
CC Mortgage Funding Corp.
0.474% due 07/25/2036		177	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049	$400	$442
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	113	101
2.450% due 09/25/2035	113	90
Countrywide Alternative Loan Trust
0.465% due 02/20/2047	384	172
0.480% due 12/20/2046	770	354
0.495% due 03/20/2046	234	115
0.495% due 07/20/2046	667	229
0.574% due 02/25/2037	294	139
0.644% due 05/25/2037	159	66
1.708% due 11/25/2035	66	35
2.248% due 11/25/2035	66	37
5.250% due 06/25/2035	54	45
5.570% due 08/25/2036	112	109
5.576% due 11/25/2035	654	344
6.000% due 04/25/2037	129	81
6.250% due 08/25/2037 ^	70	42
6.500% due 06/25/2036	345	181
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 05/25/2035	147	84
0.584% due 04/25/2035	44	25
0.614% due 03/25/2035	171	81
0.624% due 02/25/2035	16	10
0.674% due 09/25/2034	18	9
2.610% due 02/20/2036	679	402
2.751% due 11/25/2034	46	33
2.795% due 08/25/2034	13	9
4.174% due 11/19/2033	55	51
5.750% due 12/25/2035	1,180	990
7.500% due 06/25/2035	2,173	2,169
Credit Suisse First Boston Mortgage Securities Corp.
2.567% due 08/25/2033	57	55
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	232	94
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	662	363
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	21	19
6.250% due 08/25/2017	22	23
Greenpoint Mortgage Funding Trust
0.564% due 11/25/2045	16	9
GSR Mortgage Loan Trust
1.860% due 03/25/2033	28	26
2.429% due 06/25/2034	15	12
2.685% due 09/25/2035	598	523
Harborview Mortgage Loan Trust
0.475% due 01/19/2038	1,659	964
1.025% due 02/19/2034	4	3
1.058% due 12/19/2036	240	110
2.940% due 05/19/2033	53	48
Indymac Index Mortgage Loan Trust
4.913% due 09/25/2035	503	353
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	74	69
JPMorgan Mortgage Trust
2.053% due 11/25/2033	26	25
2.798% due 07/25/2035	662	611
5.024% due 02/25/2035	40	39
MASTR Alternative Loans Trust
0.694% due 03/25/2036	68	15
Mellon Residential Funding Corp.
0.718% due 12/15/2030	19	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.814% due 07/09/2021	$800	$742
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036	207	135
0.544% due 08/25/2036	43	34
2.266% due 02/25/2033	25	22
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	324
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	13,521	11,410
Nomura Asset Acceptance Corp.
2.498% due 10/25/2035	36	23
Residential Accredit Loans, Inc.
0.444% due 02/25/2047	242	96
0.474% due 06/25/2046	618	195
0.504% due 04/25/2046	265	90
RiverView HECM Trust
0.354% due 07/25/2047	2,159	1,910
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 02/25/2034	28	25
2.482% due 04/25/2034	76	63
2.595% due 09/25/2034	83	77
Structured Asset Mortgage Investments, Inc.
0.484% due 07/25/2046	737	366
0.504% due 05/25/2046	167	80
0.514% due 05/25/2036	754	341
0.514% due 09/25/2047	600	194
0.535% due 07/19/2035	570	454
0.574% due 02/25/2036	894	434
0.635% due 03/19/2034	14	12
0.865% due 07/19/2034	7	6
Structured Asset Securities Corp.
5.000% due 05/25/2035	2,481	2,404
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037	1,391	1,379
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	315	299
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045	94	68
0.584% due 10/25/2045	4,960	3,582
0.604% due 01/25/2045	15	11
0.614% due 01/25/2045	15	11
0.908% due 02/25/2047	685	341
1.608% due 08/25/2042	10	8
2.312% due 11/25/2036	1,639	1,087
2.460% due 09/25/2033	1,939	1,843
2.468% due 02/27/2034	10	9
2.562% due 03/25/2034	80	75
2.581% due 06/25/2033	24	23
2.610% due 02/25/2037	709	472
2.718% due 07/25/2046	337	220
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.148% due 07/25/2046	125	40
Wells Fargo Mortgage-Backed Securities Trust
2.664% due 04/25/2036	48	43
2.666% due 03/25/2036	223	173
4.500% due 11/25/2018	54	55
4.750% due 10/25/2018	20	20

		56,425

MUNICIPAL BONDS & NOTES 3.8%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	288

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	$3,100	$3,322
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,635
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (b)	600	387
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,070
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600	3,265
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500	3,425
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700	2,996
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	7
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,120	2,257

		18,652

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.700% due 12/31/2049	58	435
SLM Corp.
5.444% due 01/16/2018	3,100	61
5.868% due 03/15/2017	500	10

		506

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.1%
Fannie Mae
0.414% due 03/25/2034	$17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.444% due 08/25/2034	$10	$10
0.494% due 10/27/2037	1,600	1,591
2.055% due 10/01/2034	6	6
2.244% due 12/01/2034	16	16
2.521% due 11/01/2034	108	115
3.500% due 11/01/2025 - 01/01/2026	329	346
4.000% due 01/01/2041 - 06/01/2041	12,689	13,349
4.500% due 06/01/2041	15,337	16,338
5.500% due 05/01/2047	106	115
6.000% due 07/25/2044	51	57
Freddie Mac
0.508% due 02/15/2019	389	388
0.574% due 09/25/2031	40	38
0.778% due 04/15/2028	437	440
1.399% due 10/25/2044	85	84
2.394% due 02/01/2029	11	12
2.557% due 04/01/2037	102	108
5.000% due 03/15/2017	5	5
6.000% due 04/15/2036	983	1,183
Ginnie Mae
2.125% due 11/20/2024	3	4
6.000% due 09/20/2038	189	208

		34,429

U.S. TREASURY OBLIGATIONS 3.0%
U.S. Treasury Notes
2.000% due 11/15/2021 (g)(h)	14,400	14,560

Total United States (Cost $249,625)		249,555

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200	217

Total Virgin Islands (British) (Cost $218)		217

SHORT-TERM INSTRUMENTS 10.6%

CERTIFICATES OF DEPOSIT 1.0%
Banco do Brasil S.A.
0.440% due 02/14/2014	$2,700	2,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 02/06/2012	$2,000	$1,997

		4,695

REPURCHASE AGREEMENTS 6.5%
Banc of America Securities LLC
0.060% due 01/03/2012	23,300	23,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.250% due 12/15/2014 valued at $23,772. Repurchase proceeds are $23,300.)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	6,600	6,600
(Dated 12/30/2011. Collateralized by Fannie Mae 3.200% due 10/29/2020 valued at $6,732. Repurchase proceeds are $6,600.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	1,579	1,579
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $1,615. Repurchase proceeds are $1,579.)

		31,479

U.S. TREASURY BILLS 3.1%
0.047% due 01/12/2012 - 06/28/2012 (a)(d)(e)(h)	15,032	15,029

Total Short-Term Instruments (Cost $51,205)		51,203

PURCHASED OPTIONS (j) 0.1%
(Cost $570)		370

Total Investments 99.5% (Cost $481,955)		$482,305

Written Options (k) (0.1%) (Premiums $913)		(338)

Other Assets and Liabilities (Net) 0.6%		2,944

Net Assets 100.0%		$484,911

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $680 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $1,422 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $32,116 at a weighted average interest rate of -0.147%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,007 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2016	227	$1,253
Euro-Bund 10-Year Bond March Futures	Long	03/2012	112	615

				$1,868

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $3,917 and cash of $33 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	$	19,600	$634	$(346)
CDX.HY-16 5-Year Index	(5.000%	)	06/20/2016		27,244	1,172	14
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	59	(36)

						$1,865	$(368)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	$10,400	$524	$238

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.450%	)	03/20/2019	1.490%	$	1,000	$1	$0	$1
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.176%		100	0	0	0
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.671%		1,500	(12)	7	(19)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	1.081%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	1.051%		5,900	5	266	(261)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	2.446%		4,700	336	(3)	339
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	3.609%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	2.905%		2,000	214	0	214
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	3.609%	EUR	6,600	(187)	247	(434)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	2.853%	$	1,000	117	64	53
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.648%		1,000	36	0	36
CMS Energy Corp.	DUB	(0.090%	)	03/20/2012	0.649%		200	0	0	(0)
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	2.605%	EUR	1,300	118	128	(10)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	2.605%		800	73	81	(8)
CSX Corp.	BOA	(0.230%	)	03/20/2012	0.180%	$	200	(0)	0	(0)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.852%		2,000	(6)	46	(52)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.289%		4,500	240	472	(232)
Erac USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.349%		800	(19)	0	(19)
GATX Financial Corp.	RYL	(0.600%	)	03/20/2012	0.732%		1,000	0	0	0
International Lease Finance Corp.	BOA	(0.130%	)	03/20/2012	5.562%		200	3	0	3
International Lease Finance Corp.	BRC	(0.170%	)	03/20/2012	5.562%		200	2	0	2
International Lease Finance Corp.	BRC	(5.000%	)	09/20/2012	5.447%		9,500	12	772	(760)
iStar Financial, Inc.	FBF	(0.450%	)	03/20/2012	13.413%		200	6	0	6
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	1.485%		1,000	40	0	40
KB Home	DUB	(5.000%	)	03/20/2015	6.519%		1,200	48	(93)	141
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	4.404%		2,000	220	0	220
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.280%		1,000	(31)	0	(31)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.348%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.348%		1,000	(7)	0	(7)
Masco Corp.	FBF	(0.900%	)	12/20/2016	3.803%		200	25	0	25
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	1.894%		1,000	13	0	13
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.261%		11,090	(85)	411	(496)
Nabors Industries, Inc.	GST	(1.000%	)	03/20/2018	2.096%		3,050	186	35	151
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.225%		500	(13)	0	(13)
Norfolk Southern Corp.	BRC	(0.450%	)	09/20/2014	0.314%		1,000	(4)	0	(4)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.147%		1,000	(56)	0	(56)
Sealed Air Corp.	BRC	(1.030%	)	09/20/2013	0.894%		1,000	(3)	0	(3)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	13.449%		100	38	0	38
Tyson Foods, Inc.	BPS	(1.000%	)	03/20/2014	0.759%		4,000	(22)	136	(158)
UBS AG	BOA	(2.280%	)	06/20/2018	1.844%		1,300	(34)	0	(34)
UBS AG	BRC	(2.250%	)	03/20/2014	1.370%	EUR	800	(21)	0	(21)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	DUB	(1.000%	)	12/20/2017	1.828%	$	8,000	$355	$40	$315
UST LLC	GST	(0.720%	)	03/20/2018	0.392%		1,000	(20)	0	(20)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.740%	)	06/20/2013	0.974%		300	(3)	0	(3)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.866%		100	2	0	2
WPP PLC	BRC	(3.750%	)	06/20/2017	1.453%	GBP	1,000	(182)	0	(182)
XL Group PLC	BRC	(0.310%	)	03/20/2012	0.546%	$	100	0	0	0

								$1,356	$2,611	$(1,255)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	03/20/2015	0.531%	$		700	$10	$11	$(1)
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%			700	10	16	(6)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.866%		EUR	100	1	(15)	16
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.866%	$		500	72	8	64
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%			1,100	156	9	147
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.902%			200	30	3	27
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.866%			300	43	2	41
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.422%			4,200	(70)	(40)	(30)
China Government International Bond	BRC	0.850%	12/20/2014	1.054%			1,600	(9)	0	(9)
China Government International Bond	JPM	0.820%	12/20/2014	1.054%			300	(2)	0	(2)
China Government International Bond	RYL	0.810%	12/20/2014	1.054%			3,400	(23)	0	(23)
Egypt Government International Bond	MYC	1.000%	03/20/2016	6.202%			300	(56)	(36)	(20)
France Government Bond	BOA	0.250%	09/20/2014	1.232%		EUR	6,200	(207)	(215)	8
HSBC Finance Corp.	GST	5.000%	06/20/2012	1.518%	$		1,000	19	12	7
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	9.004%		JPY	54,200	(39)	(69)	30

								$(65)	$(314)	$249

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$2,611	$2,810	$(199)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA. 6-1 Index	FBF	0.320%	07/25/2045	$	475	$(307)	$(143)	$(164)
ABX.HE.AAA. 6-2 Index	DUB	0.110%	05/25/2046		479	(271)	(146)	(125)

						$(578)	$(289)	$(289)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.940%	03/15/2012	BRC	EUR	900	$18	$1	$17
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RYL		600	11	0	11
Pay	1-Month GBP-United Kingdom RPI Index	3.270%	05/19/2016	BRC	GBP	3,800	137	0	137
Pay	1-Year BRL-CDI	11.630%	01/02/2014	DUB	BRL	63,900	659	(7)	666
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		21,300	347	(66)	413
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		22,700	462	43	419
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		22,100	414	0	414
Pay	3-Month CAD Bank Bill	2.500%	03/15/2016	HUS	CAD	12,500	624	(52)	676
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	CBK	$	800	40	30	10
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	BRC		800	(190)	(143)	(47)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	BRC	AUD	21,600	2,353	43	2,310
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CBK		2,000	218	(5)	223
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	BRC	EUR	5,100	42	5	37
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BOA	GBP	16,500	1,553	81	1,472
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RYL	JPY	8,400,000	98	(2)	100
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF		3,720,000	2,456	1,013	1,443
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	759	313	446

							$10,001	$1,254	$8,747

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	11,100	$570	$370

(k)	Written options outstanding on December 31, 2011:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$(15)
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.850%	09/24/2012		25,800	573	(320)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	(3)

								$913	$(338)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	182	$46,100	EUR	17,100	$479
Sales	1,709	68,100		0	1,466
Closing Buys	(1,891)	(49,300)		0	(1,032)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2011	0	$64,900	EUR	17,100	$913

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	01/01/2042	$13,000	$13,475	$(13,660)
Fannie Mae	4.500%	01/01/2042	16,000	16,840	(17,030)
Ginnie Mae	5.000%	01/01/2042	27,000	29,615	(29,911)
Ginnie Mae	5.500%	01/01/2042	38,000	42,192	(42,655)

				$102,122	$(103,256)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,260	02/2012	JPM	$190	$0	$190
Sell		3,160	02/2012	UAG	0	(102)	(102)
Sell		33,004	02/2012	WST	0	(1,156)	(1,156)
Buy	BRL	2,327	01/2012	HUS	7	0	7
Sell		2,327	01/2012	HUS	0	(34)	(34)
Buy		2,327	01/2012	UAG	0	(52)	(52)
Sell		2,327	01/2012	UAG	0	(7)	(7)
Sell		2,013	02/2012	BRC	0	(2)	(2)
Sell		2,327	03/2012	UAG	53	0	53
Buy	CAD	7,271	02/2012	DUB	9	0	9
Sell		833	02/2012	DUB	0	(9)	(9)
Buy	CNY	2,199	02/2013	DUB	3	0	3
Buy		22,134	02/2013	JPM	0	(58)	(58)
Buy		28	08/2013	DUB	0	0	0
Sell		10,289	08/2013	UAG	57	0	57
Buy		9,648	01/2015	DUB	0	(114)	(114)
Sell		2,378	09/2015	JPM	35	0	35
Buy		29,440	09/2015	RYL	0	(80)	(80)
Buy		2,965	04/2016	DUB	0	(46)	(46)
Buy		10,861	04/2016	JPM	0	(168)	(168)
Buy	DKK	18,263	03/2012	HUS	0	(106)	(106)
Buy	EUR	20,516	02/2012	BRC	0	(1,169)	(1,169)
Sell		191	02/2012	BRC	11	0	11
Buy		824	02/2012	CBK	0	(32)	(32)
Sell		7,603	02/2012	CBK	112	0	112
Buy		212	02/2012	DUB	0	(8)	(8)
Sell		6,835	02/2012	DUB	388	0	388
Buy		257	02/2012	JPM	0	(2)	(2)
Sell		985	02/2012	JPM	45	0	45
Buy		15,373	02/2012	UAG	0	(855)	(855)
Sell		149	02/2012	UAG	6	0	6
Buy	GBP	231	03/2012	BRC	0	(4)	(4)
Sell		1,438	03/2012	BRC	0	(5)	(5)
Sell		1	03/2012	CBK	0	0	0
Buy		9,330	03/2012	JPM	0	(152)	(152)
Sell		10	03/2012	UAG	0	0	0
Sell	IDR	41,118,280	01/2012	DUB	19	0	19
Buy		23,985,540	01/2012	UAG	0	(75)	(75)
Buy		17,265,587	07/2012	HUS	0	(81)	(81)
Sell	INR	222,799	07/2012	BRC	22	0	22
Buy		217,153	07/2012	JPM	0	(330)	(330)
Buy	JPY	2,952,713	01/2012	CBK	424	0	424
Sell		524,232	01/2012	CBK	0	(74)	(74)
Buy		3,367,016	01/2012	FBL	436	0	436
Buy		5,714,668	01/2012	UAG	735	0	735
Buy	KRW	7,510,861	02/2012	CBK	0	(265)	(265)
Sell		1,926,248	02/2012	DUB	1	0	1
Buy	MXN	3,249	03/2012	BRC	0	0	0
Sell		681	03/2012	CBK	1	0	1
Buy		10	03/2012	HUS	0	0	0
Sell		95,766	03/2012	HUS	235	0	235
Sell		667	03/2012	UAG	1	0	1
Buy	MYR	308	04/2012	CBK	0	(3)	(3)
Sell		13,708	04/2012	DUB	0	(12)	(12)
Buy		13,439	04/2012	UAG	0	(209)	(209)
Buy	NOK	823	03/2012	BRC	0	(5)	(5)
Buy	PHP	103,332	03/2012	CBK	0	(26)	(26)
Sell		104,953	03/2012	CBK	0	(6)	(6)
Sell	SEK	76,777	03/2012	BRC	171	(22)	149
Buy		90,676	03/2012	HUS	0	(233)	(233)
Sell	SGD	5,512	02/2012	DUB	0	(9)	(9)
Buy		5,523	02/2012	JPM	21	0	21
Sell	TWD	5,587	01/2012	BPS	16	0	16
Sell		131,376	01/2012	BRC	0	(1)	(1)
Sell		11,607	01/2012	CBK	31	0	31

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	74,022	01/2012	DUB	$0	$(155)	$(155)
Buy		85,050	01/2012	GST	0	(191)	(191)
Sell		5,570	01/2012	HUS	16	0	16
Sell		5,616	01/2012	JPM	14	0	14
Buy	ZAR	97	01/2012	HUS	0	0	0

					$3,059	$(5,858)	$(2,799)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Mortgage-Backed Securities	$0	$2,105	$0	$2,105
Sovereign Issues	0	24,438	0	24,438
Brazil
Corporate Bonds & Notes	0	13,188	2,376	15,564
Sovereign Issues	0	6,831	0	6,831
Canada
Corporate Bonds & Notes	0	1,086	0	1,086
Sovereign Issues	0	1,824	0	1,824
Cayman Islands
Asset-Backed Securities	0	1,380	0	1,380
France
Corporate Bonds & Notes	0	3,097	0	3,097
Germany
Asset-Backed Securities	0	104	0	104
Bank Loan Obligations	0	985	0	985
Corporate Bonds & Notes	0	5,091	0	5,091
Sovereign Issues	0	1,467	0	1,467
Ireland
Corporate Bonds & Notes	0	2,326	0	2,326
Mortgage-Backed Securities	0	469	0	469
Italy
Asset-Backed Securities	0	294	0	294
Sovereign Issues	0	11,410	0	11,410
Jersey, Channel Islands
Asset-Backed Securities	0	0	2,428	2,428
Luxembourg
Corporate Bonds & Notes	0	339	0	339
Mexico
Corporate Bonds & Notes	0	3,221	0	3,221
Sovereign Issues	0	12,222	0	12,222
Netherlands
Corporate Bonds & Notes	0	12,043	0	12,043
Sovereign Issues	0	28,371	0	28,371
Qatar
Corporate Bonds & Notes	0	2,184	0	2,184
Sovereign Issues	0	3,365	0	3,365
South Korea
Sovereign Issues	0	5,298	0	5,298
Switzerland
Corporate Bonds & Notes	0	8,862	0	8,862

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United Arab Emirates
Sovereign Issues	$0	$2,332	$0	$2,332
United Kingdom
Corporate Bonds & Notes	0	5,530	0	5,530
Sovereign Issues	0	16,294	0	16,294
United States
Asset-Backed Securities	0	7,607	0	7,607
Bank Loan Obligations	0	6,202	0	6,202
Corporate Bonds & Notes	0	108,681	2,493	111,174
Mortgage-Backed Securities	0	51,756	4,669	56,425
Municipal Bonds & Notes	0	18,652	0	18,652
Preferred Securities	71	0	435	506
U.S. Government Agencies	0	34,429	0	34,429
U.S. Treasury Obligations	0	14,560	0	14,560
Virgin Islands (British)
Corporate Bonds & Notes	0	217	0	217
Short-Term Instruments
Certificates of Deposit	0	4,695	0	4,695
Repurchase Agreements	0	31,479	0	31,479
U.S. Treasury Bills	0	15,029	0	15,029
Purchased Options
Interest Rate Contracts	0	370	0	370
	$71	$469,833	$12,401	$482,305

Short Sales, at value	$0	$(103,256)	$0	$(103,256)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,952	0	1,952
Foreign Exchange Contracts	0	3,059	0	3,059
Interest Rate Contracts	1,868	9,033	0	10,901
	$1,868	$14,044	$0	$15,912

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,815)	0	(3,815)
Foreign Exchange Contracts	0	(5,858)	0	(5,858)
Interest Rate Contracts	0	(385)	0	(385)
	$0	$(10,058)	$0	$(10,058)

Totals	$1,939	$370,563	$12,401	$384,903

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Brazil
Corporate Bonds & Notes	$0	$2,400	$0	$0	$0	$(24)	$0	$0	$2,376	$(24)
Cayman Islands
Asset-Backed Securities	1,664	0	(341)	13	16	27	0	(1,379)	0	0
Jersey, Channel Islands
Asset-Backed Securities	0	0	0	0	0	0	2,428	0	2,428	0
United Kingdom
Corporate Bonds & Notes	1,062	0	0	0	0	(228)	0	(834)	0	0
United States
Corporate Bonds & Notes	2,955	0	(309)	(14)	(4)	(135)	0	0	2,493	(92)
Mortgage-Backed Securities	2,140	2,859	(164)	7	8	(181)	0	0	4,669	(180)
Preferred Securities	443	0	0	0	0	(8)	0	0	435	(8)

Totals	$8,264	$5,259	$(814)	$6	$20	$(549)	$2,428	$(2,213)	$12,401	$(304)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$370	$370
Variation margin receivable on financial derivative instruments (2)	0	18	0	0	132	150
Unrealized appreciation on foreign currency contracts	0	0	0	3,059	0	3,059
Unrealized appreciation on OTC swap agreements	0	1,939	0	0	8,794	10,733

	$0	$1,957	$0	$3,059	$9,296	$14,312

Liabilities:
Written option outstanding	$0	$0	$0	$0	$338	$338
Variation margin payable on financial derivative instruments (2)	0	1	0	0	0	1
Unrealized depreciation on foreign currency contracts	0	0	0	5,858	0	5,858
Unrealized depreciation on OTC swap agreements	0	3,433	0	0	47	3,480

	$0	$3,434	$0	$5,858	$385	$9,677

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(22)	$(22)
Net realized gain on futures contracts, written options and swaps	0	705	0	0	11,071	11,776
Net realized gain on foreign currency transactions	0	0	0	12,384	0	12,384

	$0	$705	$0	$12,384	$11,049	$24,138

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(177)	$(177)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	1,823	0	0	10,840	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(10,355)	0	(10,355)

	$0	$1,823	$0	$(10,355)	$10,663	$2,131

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,868 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(130) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,784	$(1,700)	$84
BPS	(17)	0	(17)
BRC	1,969	(1,990)	(21)
CBK	429	0	429
DUB	1,035	(1,050)	(15)
FBF	2,341	(2,340)	1
FBL	436	0	436
GST	253	(400)	(147)
HUS	429	(480)	(51)
JPM	(177)	172	(5)
MYC	2,890	(3,490)	(600)
RYL	801	(610)	191
UAG	(459)	1,250	791
WST	(1,156)	0	(1,156)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

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CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and

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Notes to Financial Statements (Cont.)

the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

26	PIMCO VARIABLE INSURANCE TRUST

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recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Notes to Financial Statements (Cont.)

Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,038,108	$2,026,808	$485,882	$565,596

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	328	$4,668	194	$2,600
Administrative Class	13,186	184,171	15,747	207,813
Advisor Class	1,257	17,654	1,567	20,787
Issued as reinvestment of distributions
Institutional Class	24	336	17	228
Administrative Class	1,554	21,641	1,863	24,691
Advisor Class	145	2,023	110	1,469
Cost of shares redeemed
Institutional Class	(173)	(2,456)	(76)	(1,012)
Administrative Class	(18,851)	(264,807)	(23,920)	(311,258)
Advisor Class	(955)	(13,519)	(286)	(3,927)
Net (decrease) resulting from Portfolio share transactions	(3,485)	$(50,289)	(4,784)	$(58,609)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 82% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$27,464	$7,961	$7,919	$(4,011)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$481,955	$16,539		$(16,189)	$350

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$23,467	$561	$—
12/31/2010	$24,388	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound	NOK	Norwegian Krone

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.03%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT25AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	51.8%
Short-Term Instruments	10.6%
Netherlands	8.4%
Australia	5.5%
Brazil	4.7%
Other	19.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	7.72%	8.99%	8.22%
JPMorgan GBI Global FX NY Index Unhedged in USD±	7.69%	7.58%	7.19%

All Portfolio returns are net of fees and expenses

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,023.10	$1,021.37
Expenses Paid During Period*	$3.88	$3.87
Net Annualized Expense Ratio	0.76%	0.76%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from July 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$13.49	$12.72	$12.25	$12.78	$12.06
Net investment income (a)	0.51	0.47	0.49	0.51	0.43
Net realized/unrealized gain (loss)	0.52	1.01	1.59	(0.59)	0.74
Total income (loss) from investment operations	1.03	1.48	2.08	(0.08)	1.17
Dividends from net investment income	(0.38)	(0.38)	(0.42)	(0.45)	(0.42)
Distributions from net realized capital gains	(0.31)	(0.33)	(1.19)	0.00	(0.03)
Total distributions	(0.69)	(0.71)	(1.61)	(0.45)	(0.45)
Net asset value end of year	$13.83	$13.49	$12.72	$12.25	$12.78
Total return	7.72%	11.81%	17.01%	(0.69)%	9.89%
Net assets end of year (000s)	$7,766	$5,156	$3,143	$1,507	$229
Ratio of expenses to average net assets	0.75%	0.76%	0.75%	0.86%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	3.64%	3.55%	3.83%	4.10%	3.51%
Portfolio turnover rate	506%	849%*	624%	661%	560%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$450,826
Repurchase agreements, at value	31,479
Cash	43
Deposits with counterparty	33
Foreign currency, at value	549
Receivable for investments sold	102,527
Receivable for Portfolio shares sold	191
Interest and dividends receivable	4,895
Variation margin receivable on financial derivative instruments	150
OTC swap premiums paid	7,118
Unrealized appreciation on foreign currency contracts	3,059
Unrealized appreciation on OTC swap agreements	10,733
611,603

Liabilities:
Payable for investments purchased	$1
Payable for short sales	103,256
Deposits from counterparty	12,060
Payable for Portfolio shares redeemed	263
Written options outstanding	338
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	218
Accrued distribution fees	15
Accrued servicing fees	47
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	1,046
Unrealized depreciation on foreign currency contracts	5,858
Unrealized depreciation on OTC swap agreements	3,480
126,692

Net Assets	$484,911

Net Assets Consist of:
Paid in capital	$445,576
Undistributed net investment income	22,418
Accumulated undistributed net realized gain	10,995
Net unrealized appreciation	5,922
$484,911

Net Assets:
Institutional Class	$7,766
Administrative Class	435,246
Advisor Class	41,899

Shares Issued and Outstanding:
Institutional Class	561
Administrative Class	31,469
Advisor Class	3,029

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.83
Administrative Class	13.83
Advisor Class	13.83

Cost of Investments	$450,476
Cost of Repurchase Agreements	$31,479
Cost of Foreign Currency Held	$552
Proceeds Received on Short Sales	$102,122
Premiums Received on Written Options	$913

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$22,640
Dividends	8
Total Income	22,648

Expenses:
Investment advisory fees	1,288
Supervisory and administrative fees	2,575
Servicing fees – Administrative Class	698
Distribution and/or servicing fees – Advisor Class	108
Trustees’ fees	8
Interest expense	16
Miscellaneous expense	1
Total Expenses	4,694

Net Investment Income	17,954

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,969
Net realized gain on futures contracts, written options and swaps	11,776
Net realized gain on foreign currency transactions	13,157
Net change in unrealized (depreciation) on investments	(16,109)
Net change in unrealized appreciation on futures contracts, written options and swaps	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,009)
Net Gain	21,447

Net Increase in Net Assets Resulting from Operations	$39,401

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

(Decrease) in Net Assets from:

Operations:
Net investment income	$17,954	$17,885
Net realized gain	35,902	19,160
Net realized gain on Affiliate investments	0	6
Net change in unrealized appreciation (depreciation)	(14,455)	16,751
Net increase resulting from operations	39,401	53,802

Distributions to Shareholders:
From net investment income
Institutional Class	(169)	(113)
Administrative Class	(12,017)	(13,606)
Advisor Class	(1,058)	(669)
From net realized capital gains
Institutional Class	(167)	(114)
Administrative Class	(9,652)	(11,086)
Advisor Class	(965)	(800)

Total Distributions	(24,028)	(26,388)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(50,289)	(58,609)

Total (Decrease) in Net Assets	(34,916)	(31,195)

Net Assets:
Beginning of year	519,827	551,022
End of year*	$484,911	$519,827

*Including undistributed (overdistributed) net investment income of:	$22,418	$(1,489)

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 5.4%

MORTGAGE-BACKED SECURITIES 0.4%
Medallion Trust
0.636% due 05/25/2035		$309	$304
Puma Finance Ltd.
0.549% due 02/21/2038		257	243
4.847% due 08/22/2037	AUD	319	312
4.938% due 07/12/2036		93	92
Swan Trust
0.533% due 05/12/2037		$302	295
4.818% due 05/12/2037	AUD	416	414
Torrens Trust
4.810% due 10/19/2038		447	445

			2,105

SOVEREIGN ISSUES 5.0%
Australia Government Bond
5.500% due 04/21/2023		3,500	4,108
5.750% due 07/15/2022		17,000	20,330

			24,438

Total Australia (Cost $24,727)			26,543

BRAZIL 4.6%

CORPORATE BONDS & NOTES 3.2%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900	2,430
Banco Santander Brasil S.A.
2.659% due 03/18/2014		$3,700	3,527
4.250% due 01/14/2016		200	191
4.500% due 04/06/2015		1,500	1,462
Banco Votorantim Ltd.
3.574% due 03/28/2014		2,400	2,376
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700	2,743
BM&FBovespa S.A.
5.500% due 07/16/2020		300	310
CSN Islands XI Corp.
6.875% due 09/21/2019		400	425
CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,100

			15,564

SOVEREIGN ISSUES 1.4%
Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,235
8.250% due 01/20/2034		3,700	5,596

			6,831

Total Brazil (Cost $22,289)			22,395

CANADA 0.6%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,086

SOVEREIGN ISSUES 0.4%
Canada Government Bond
2.000% due 06/01/2016	CAD	1,800	1,824

Total Canada (Cost $2,783)			2,910

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Landmark CDO Ltd.
0.827% due 06/01/2017		$1,433	$1,380

Total Cayman Islands (Cost $1,368)			1,380

FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%
Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,042
Vivendi S.A.
5.750% due 04/04/2013		900	941
6.625% due 04/04/2018		100	114

Total France (Cost $2,974)			3,097

GERMANY 1.5%

ASSET-BACKED SECURITIES 0.0%
Driver One GmbH
1.238% due 10/21/2015	EUR	81	104

BANK LOAN OBLIGATIONS 0.2%
Fresenius Medical Care U.S. Finance, Inc.
1.954% due 03/31/2013		$990	985

CORPORATE BONDS & NOTES 1.0%
Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014	EUR	2,200	3,073
6.250% due 05/19/2021	AUD	1,900	2,018

			5,091

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049	1,467

Total Germany (Cost $7,666)			7,647

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.5%
Depfa ACS Bank
3.250% due 02/15/2012	EUR	1,800	2,326

MORTGAGE-BACKED SECURITIES 0.1%
Immeo Residential Finance PLC
1.586% due 12/15/2016		380	469

Total Ireland (Cost $3,078)			2,795

ITALY 2.5%

ASSET-BACKED SECURITIES 0.1%
Locat Securitisation Vehicle SRL
1.630% due 12/12/2028	EUR	234	282
Split SRL
1.725% due 10/25/2018		9	12

			294

SOVEREIGN ISSUES 2.4%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		2,621	2,544
4.000% due 02/01/2037		9,700	8,866

			11,410

Total Italy (Cost $12,996)			11,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,886	$2,428

Total Jersey, Channel Islands (Cost $2,521)			2,428

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	339

Total Luxembourg (Cost $300)			339

MEXICO 3.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000	2,106
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,115

			3,221

SOVEREIGN ISSUES 2.5%
Mexico Government International Bond
6.050% due 01/11/2040		4,600	5,646
10.000% due 12/05/2024	MXN	71,200	6,576

			12,222

Total Mexico (Cost $15,999)			15,443

NETHERLANDS 8.4%

CORPORATE BONDS & NOTES 2.5%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	10,341
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	1,239
Waha Aerospace BV
3.925% due 07/28/2020		450	463

			12,043

SOVEREIGN ISSUES 5.9%
Netherlands Government Bond
2.500% due 01/15/2017	EUR	4,000	5,440
4.000% due 07/15/2016		7,800	11,333
4.000% due 07/15/2018		7,600	11,153
4.000% due 07/15/2019		300	445

			28,371

Total Netherlands (Cost $41,404)			40,414

QATAR 1.2%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,184

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,365

Total Qatar (Cost $5,464)			5,549

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.1%

SOVEREIGN ISSUES 1.1%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$515
5.750% due 05/22/2013	EUR	500	670
5.875% due 01/14/2015		$2,600	2,802
Korea Government Bond
4.875% due 09/22/2014		200	216
5.750% due 04/16/2014		200	218
7.125% due 04/16/2019		700	877

Total South Korea (Cost $5,280)			5,298

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
5.875% due 12/20/2017		$8,500	8,862

Total Switzerland (Cost $8,713)			8,862

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900	2,332

Total United Arab Emirates (Cost $2,076)			2,332

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 1.1%
HBOS PLC
6.750% due 05/21/2018		$800	642
HSBC Holdings PLC
6.100% due 01/14/2042		1,200	1,363
LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	834
Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	867
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000	1,724
XL Capital Finance Europe PLC
6.500% due 01/15/2012		$100	100

			5,530

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
4.750% due 12/07/2030	GBP	7,900	15,882
4.750% due 12/07/2038		200	412

			16,294

Total United Kingdom (Cost $20,699)			21,824

UNITED STATES 51.4%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		$1	1
0.994% due 10/25/2031		2	1
Carrington Mortgage Loan Trust
0.344% due 12/25/2036		157	148
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		2,213	2,162
Countrywide Asset-Backed Certificates
0.344% due 08/25/2037		21	21
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		$30	$18
Denver Arena Trust
6.940% due 11/15/2019		75	76
Home Equity Mortgage Trust
5.500% due 01/25/2037		193	26
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		11	11
Morgan Stanley ABS Capital
1.094% due 07/25/2037		2,321	1,980
SACO, Inc.
0.414% due 05/25/2036		7	7
0.694% due 04/25/2035		9	4
Securitized Asset-Backed Receivables LLC Trust
0.344% due 12/25/2036		25	10
SLC Student Loan Trust
0.996% due 06/15/2017		508	508
SLM Student Loan Trust
0.498% due 04/26/2021		857	850
0.746% due 12/17/2018		86	85
0.918% due 10/25/2017		1,600	1,596
Structured Asset Securities Corp.
0.694% due 05/25/2034		8	7
1.757% due 04/25/2035		29	23
Washington Mutual Asset-Backed Certificates
0.354% due 10/25/2036		106	72

			7,607

BANK LOAN OBLIGATIONS 1.3%
HCA, Inc.
2.546% due 11/17/2013		2,259	2,227
2.796% due 05/02/2016		963	905
Springleaf Finance Corp.
5.500% due 05/10/2017		1,800	1,571
Vodafone Group PLC
6.875% due 08/17/2015		1,498	1,499

			6,202

CORPORATE BONDS & NOTES 22.9%
Ally Financial, Inc.
3.963% due 06/20/2014		1,100	1,034
6.750% due 12/01/2014		2,000	2,020
Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,344
American Express Credit Corp.
5.875% due 05/02/2013		200	210
American International Group, Inc.
6.765% due 11/15/2017	GBP	588	873
8.000% due 05/22/2068	EUR	1,700	1,771
8.175% due 05/15/2068		$1,600	1,440
AutoZone, Inc.
5.875% due 10/15/2012		100	104
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,119
7.250% due 02/01/2018		1,300	1,526
Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,604
6.400% due 06/15/2016		200	224
Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,487
CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,772
CIT Group, Inc.
5.250% due 04/01/2014		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015		$200	$200
7.000% due 05/01/2016		333	333
7.000% due 05/01/2017		466	466
Citigroup, Inc.
3.625% due 11/30/2017	EUR	6,600	6,829
4.750% due 05/31/2017		100	107
4.750% due 02/10/2019		200	209
6.125% due 05/15/2018		$600	639
8.125% due 07/15/2039		800	981
8.500% due 05/22/2019		2,700	3,182
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,102
CMS Energy Corp.
1.353% due 01/15/2013		200	199
Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,186	1,304
Countrywide Financial Corp.
5.800% due 06/07/2012		2,450	2,455
CSX Corp.
6.300% due 03/15/2012		200	202
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,073
DR Horton, Inc.
6.500% due 04/15/2016		4,500	4,686
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	111
ERAC USA Finance LLC
5.800% due 10/15/2012		800	828
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	319
8.000% due 06/01/2014		1,800	1,961
8.700% due 10/01/2014		2,400	2,686
GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,003
Goldman Sachs Group, Inc.
0.816% due 07/22/2015		500	438
0.894% due 01/12/2015		700	621
1.176% due 09/29/2014		800	727
3.700% due 08/01/2015		800	785
6.250% due 09/01/2017		500	523
International Lease Finance Corp.
5.350% due 03/01/2012		200	201
5.400% due 02/15/2012		200	201
5.550% due 09/05/2012		9,500	9,500
6.750% due 09/01/2016		1,300	1,339
7.125% due 09/01/2018		1,200	1,248
iStar Financial, Inc.
5.150% due 03/01/2012		200	200
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	192
KB Home
5.875% due 01/15/2015		$1,200	1,110
Kraft Foods, Inc.
6.125% due 08/23/2018		500	591
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		1,000	267
6.875% due 05/02/2018 ^		800	216
Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,082
Masco Corp.
6.125% due 10/03/2016		200	205
Metropolitan Life Global Funding I
0.796% due 03/15/2012		900	900
5.125% due 04/10/2013		1,300	1,359
Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,080

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.883% due 10/15/2015		$1,000	$841
1.970% due 04/13/2016	EUR	700	735
5.500% due 01/26/2020		$1,100	1,003
6.625% due 04/01/2018		1,000	988
Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,460
Nabors Industries, Inc.
6.150% due 02/15/2018		3,050	3,411
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	537
NGPL PipeCo LLC
6.514% due 12/15/2012		2,700	2,728
Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,104
Puget Energy, Inc.
6.500% due 12/15/2020		1,200	1,283
Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,040
Springleaf Finance Corp.
4.875% due 07/15/2012		100	96
Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,060
UAL Pass-Through Trust
10.400% due 05/01/2018		1,075	1,189
UST LLC
5.750% due 03/01/2018		1,000	1,111

			111,174

MORTGAGE-BACKED SECURITIES 11.6%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035		36	25
American Home Mortgage Assets
0.484% due 05/25/2046		476	215
0.504% due 10/25/2046		653	265
Banc of America Funding Corp.
2.656% due 02/20/2036		704	588
5.888% due 04/25/2037		700	474
5.946% due 10/20/2046		334	171
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,579	2,336
Banc of America Mortgage Securities, Inc.
I2.872% due 05/25/2035		4,900	3,475
BCAP LLC Trust
0.464% due 01/25/2037 ^		533	247
5.250% due 04/26/2037		3,032	2,759
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		209	193
2.250% due 08/25/2035		5,806	4,979
2.575% due 10/25/2033		29	28
2.580% due 08/25/2033		33	29
2.710% due 03/25/2035		288	268
2.814% due 05/25/2034		21	16
2.870% due 05/25/2034		81	72
3.016% due 03/25/2035		84	80
3.207% due 11/25/2034		21	19
5.131% due 05/25/2047		739	452
Bear Stearns Alt-A Trust
2.690% due 11/25/2035 ^		286	158
2.772% due 09/25/2035		221	140
5.719% due 08/25/2036		399	212
Bear Stearns Structured Products, Inc.
3.618% due 12/26/2046		181	107
CC Mortgage Funding Corp.
0.474% due 07/25/2036		177	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049	$400	$442
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	113	101
2.450% due 09/25/2035	113	90
Countrywide Alternative Loan Trust
0.465% due 02/20/2047	384	172
0.480% due 12/20/2046	770	354
0.495% due 03/20/2046	234	115
0.495% due 07/20/2046	667	229
0.574% due 02/25/2037	294	139
0.644% due 05/25/2037	159	66
1.708% due 11/25/2035	66	35
2.248% due 11/25/2035	66	37
5.250% due 06/25/2035	54	45
5.570% due 08/25/2036	112	109
5.576% due 11/25/2035	654	344
6.000% due 04/25/2037	129	81
6.250% due 08/25/2037 ^	70	42
6.500% due 06/25/2036	345	181
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 05/25/2035	147	84
0.584% due 04/25/2035	44	25
0.614% due 03/25/2035	171	81
0.624% due 02/25/2035	16	10
0.674% due 09/25/2034	18	9
2.610% due 02/20/2036	679	402
2.751% due 11/25/2034	46	33
2.795% due 08/25/2034	13	9
4.174% due 11/19/2033	55	51
5.750% due 12/25/2035	1,180	990
7.500% due 06/25/2035	2,173	2,169
Credit Suisse First Boston Mortgage Securities Corp.
2.567% due 08/25/2033	57	55
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	232	94
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	662	363
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	21	19
6.250% due 08/25/2017	22	23
Greenpoint Mortgage Funding Trust
0.564% due 11/25/2045	16	9
GSR Mortgage Loan Trust
1.860% due 03/25/2033	28	26
2.429% due 06/25/2034	15	12
2.685% due 09/25/2035	598	523
Harborview Mortgage Loan Trust
0.475% due 01/19/2038	1,659	964
1.025% due 02/19/2034	4	3
1.058% due 12/19/2036	240	110
2.940% due 05/19/2033	53	48
Indymac Index Mortgage Loan Trust
4.913% due 09/25/2035	503	353
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	74	69
JPMorgan Mortgage Trust
2.053% due 11/25/2033	26	25
2.798% due 07/25/2035	662	611
5.024% due 02/25/2035	40	39
MASTR Alternative Loans Trust
0.694% due 03/25/2036	68	15
Mellon Residential Funding Corp.
0.718% due 12/15/2030	19	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.814% due 07/09/2021	$800	$742
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036	207	135
0.544% due 08/25/2036	43	34
2.266% due 02/25/2033	25	22
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	324
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	13,521	11,410
Nomura Asset Acceptance Corp.
2.498% due 10/25/2035	36	23
Residential Accredit Loans, Inc.
0.444% due 02/25/2047	242	96
0.474% due 06/25/2046	618	195
0.504% due 04/25/2046	265	90
RiverView HECM Trust
0.354% due 07/25/2047	2,159	1,910
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 02/25/2034	28	25
2.482% due 04/25/2034	76	63
2.595% due 09/25/2034	83	77
Structured Asset Mortgage Investments, Inc.
0.484% due 07/25/2046	737	366
0.504% due 05/25/2046	167	80
0.514% due 05/25/2036	754	341
0.514% due 09/25/2047	600	194
0.535% due 07/19/2035	570	454
0.574% due 02/25/2036	894	434
0.635% due 03/19/2034	14	12
0.865% due 07/19/2034	7	6
Structured Asset Securities Corp.
5.000% due 05/25/2035	2,481	2,404
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037	1,391	1,379
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	315	299
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045	94	68
0.584% due 10/25/2045	4,960	3,582
0.604% due 01/25/2045	15	11
0.614% due 01/25/2045	15	11
0.908% due 02/25/2047	685	341
1.608% due 08/25/2042	10	8
2.312% due 11/25/2036	1,639	1,087
2.460% due 09/25/2033	1,939	1,843
2.468% due 02/27/2034	10	9
2.562% due 03/25/2034	80	75
2.581% due 06/25/2033	24	23
2.610% due 02/25/2037	709	472
2.718% due 07/25/2046	337	220
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.148% due 07/25/2046	125	40
Wells Fargo Mortgage-Backed Securities Trust
2.664% due 04/25/2036	48	43
2.666% due 03/25/2036	223	173
4.500% due 11/25/2018	54	55
4.750% due 10/25/2018	20	20

		56,425

MUNICIPAL BONDS & NOTES 3.8%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	288

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	$3,100	$3,322
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,635
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (b)	600	387
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,070
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600	3,265
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500	3,425
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700	2,996
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	7
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,120	2,257

		18,652

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.700% due 12/31/2049	58	435
SLM Corp.
5.444% due 01/16/2018	3,100	61
5.868% due 03/15/2017	500	10

		506

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.1%
Fannie Mae
0.414% due 03/25/2034	$17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.444% due 08/25/2034	$10	$10
0.494% due 10/27/2037	1,600	1,591
2.055% due 10/01/2034	6	6
2.244% due 12/01/2034	16	16
2.521% due 11/01/2034	108	115
3.500% due 11/01/2025 - 01/01/2026	329	346
4.000% due 01/01/2041 - 06/01/2041	12,689	13,349
4.500% due 06/01/2041	15,337	16,338
5.500% due 05/01/2047	106	115
6.000% due 07/25/2044	51	57
Freddie Mac
0.508% due 02/15/2019	389	388
0.574% due 09/25/2031	40	38
0.778% due 04/15/2028	437	440
1.399% due 10/25/2044	85	84
2.394% due 02/01/2029	11	12
2.557% due 04/01/2037	102	108
5.000% due 03/15/2017	5	5
6.000% due 04/15/2036	983	1,183
Ginnie Mae
2.125% due 11/20/2024	3	4
6.000% due 09/20/2038	189	208

		34,429

U.S. TREASURY OBLIGATIONS 3.0%
U.S. Treasury Notes
2.000% due 11/15/2021 (g)(h)	14,400	14,560

Total United States (Cost $249,625)		249,555

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200	217

Total Virgin Islands (British) (Cost $218)		217

SHORT-TERM INSTRUMENTS 10.6%

CERTIFICATES OF DEPOSIT 1.0%
Banco do Brasil S.A.
0.440% due 02/14/2014	$2,700	2,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 02/06/2012	$2,000	$1,997

		4,695

REPURCHASE AGREEMENTS 6.5%
Banc of America Securities LLC
0.060% due 01/03/2012	23,300	23,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.250% due 12/15/2014 valued at $23,772. Repurchase proceeds are $23,300.)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	6,600	6,600
(Dated 12/30/2011. Collateralized by Fannie Mae 3.200% due 10/29/2020 valued at $6,732. Repurchase proceeds are $6,600.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	1,579	1,579
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $1,615. Repurchase proceeds are $1,579.)

		31,479

U.S. TREASURY BILLS 3.1%
0.047% due 01/12/2012 - 06/28/2012 (a)(d)(e)(h)	15,032	15,029

Total Short-Term Instruments (Cost $51,205)		51,203

PURCHASED OPTIONS (j) 0.1%
(Cost $570)		370

Total Investments 99.5% (Cost $481,955)		$482,305

Written Options (k) (0.1%) (Premiums $913)		(338)

Other Assets and Liabilities (Net) 0.6%		2,944

Net Assets 100.0%		$484,911

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $680 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $1,422 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $32,116 at a weighted average interest rate of -0.147%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,007 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2016	227	$1,253
Euro-Bund 10-Year Bond March Futures	Long	03/2012	112	615

				$1,868

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $3,917 and cash of $33 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	$	19,600	$634	$(346)
CDX.HY-16 5-Year Index	(5.000%	)	06/20/2016		27,244	1,172	14
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	59	(36)

						$1,865	$(368)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	$10,400	$524	$238

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.450%	)	03/20/2019	1.490%	$	1,000	$1	$0	$1
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.176%		100	0	0	0
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.671%		1,500	(12)	7	(19)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	1.081%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	1.051%		5,900	5	266	(261)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	2.446%		4,700	336	(3)	339
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	3.609%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	2.905%		2,000	214	0	214
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	3.609%	EUR	6,600	(187)	247	(434)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	2.853%	$	1,000	117	64	53
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.648%		1,000	36	0	36
CMS Energy Corp.	DUB	(0.090%	)	03/20/2012	0.649%		200	0	0	(0)
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	2.605%	EUR	1,300	118	128	(10)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	2.605%		800	73	81	(8)
CSX Corp.	BOA	(0.230%	)	03/20/2012	0.180%	$	200	(0)	0	(0)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.852%		2,000	(6)	46	(52)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.289%		4,500	240	472	(232)
Erac USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.349%		800	(19)	0	(19)
GATX Financial Corp.	RYL	(0.600%	)	03/20/2012	0.732%		1,000	0	0	0
International Lease Finance Corp.	BOA	(0.130%	)	03/20/2012	5.562%		200	3	0	3
International Lease Finance Corp.	BRC	(0.170%	)	03/20/2012	5.562%		200	2	0	2
International Lease Finance Corp.	BRC	(5.000%	)	09/20/2012	5.447%		9,500	12	772	(760)
iStar Financial, Inc.	FBF	(0.450%	)	03/20/2012	13.413%		200	6	0	6
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	1.485%		1,000	40	0	40
KB Home	DUB	(5.000%	)	03/20/2015	6.519%		1,200	48	(93)	141
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	4.404%		2,000	220	0	220
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.280%		1,000	(31)	0	(31)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.348%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.348%		1,000	(7)	0	(7)
Masco Corp.	FBF	(0.900%	)	12/20/2016	3.803%		200	25	0	25
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	1.894%		1,000	13	0	13
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.261%		11,090	(85)	411	(496)
Nabors Industries, Inc.	GST	(1.000%	)	03/20/2018	2.096%		3,050	186	35	151
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.225%		500	(13)	0	(13)
Norfolk Southern Corp.	BRC	(0.450%	)	09/20/2014	0.314%		1,000	(4)	0	(4)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.147%		1,000	(56)	0	(56)
Sealed Air Corp.	BRC	(1.030%	)	09/20/2013	0.894%		1,000	(3)	0	(3)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	13.449%		100	38	0	38
Tyson Foods, Inc.	BPS	(1.000%	)	03/20/2014	0.759%		4,000	(22)	136	(158)
UBS AG	BOA	(2.280%	)	06/20/2018	1.844%		1,300	(34)	0	(34)
UBS AG	BRC	(2.250%	)	03/20/2014	1.370%	EUR	800	(21)	0	(21)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	DUB	(1.000%	)	12/20/2017	1.828%	$	8,000	$355	$40	$315
UST LLC	GST	(0.720%	)	03/20/2018	0.392%		1,000	(20)	0	(20)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.740%	)	06/20/2013	0.974%		300	(3)	0	(3)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.866%		100	2	0	2
WPP PLC	BRC	(3.750%	)	06/20/2017	1.453%	GBP	1,000	(182)	0	(182)
XL Group PLC	BRC	(0.310%	)	03/20/2012	0.546%	$	100	0	0	0

								$1,356	$2,611	$(1,255)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	03/20/2015	0.531%	$		700	$10	$11	$(1)
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%			700	10	16	(6)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.866%		EUR	100	1	(15)	16
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.866%	$		500	72	8	64
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%			1,100	156	9	147
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.902%			200	30	3	27
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.866%			300	43	2	41
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.422%			4,200	(70)	(40)	(30)
China Government International Bond	BRC	0.850%	12/20/2014	1.054%			1,600	(9)	0	(9)
China Government International Bond	JPM	0.820%	12/20/2014	1.054%			300	(2)	0	(2)
China Government International Bond	RYL	0.810%	12/20/2014	1.054%			3,400	(23)	0	(23)
Egypt Government International Bond	MYC	1.000%	03/20/2016	6.202%			300	(56)	(36)	(20)
France Government Bond	BOA	0.250%	09/20/2014	1.232%		EUR	6,200	(207)	(215)	8
HSBC Finance Corp.	GST	5.000%	06/20/2012	1.518%	$		1,000	19	12	7
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	9.004%		JPY	54,200	(39)	(69)	30

								$(65)	$(314)	$249

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$2,611	$2,810	$(199)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA. 6-1 Index	FBF	0.320%	07/25/2045	$	475	$(307)	$(143)	$(164)
ABX.HE.AAA. 6-2 Index	DUB	0.110%	05/25/2046		479	(271)	(146)	(125)

						$(578)	$(289)	$(289)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.940%	03/15/2012	BRC	EUR	900	$18	$1	$17
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RYL		600	11	0	11
Pay	1-Month GBP-United Kingdom RPI Index	3.270%	05/19/2016	BRC	GBP	3,800	137	0	137
Pay	1-Year BRL-CDI	11.630%	01/02/2014	DUB	BRL	63,900	659	(7)	666
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		21,300	347	(66)	413
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		22,700	462	43	419
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		22,100	414	0	414
Pay	3-Month CAD Bank Bill	2.500%	03/15/2016	HUS	CAD	12,500	624	(52)	676
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	CBK	$	800	40	30	10
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	BRC		800	(190)	(143)	(47)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	BRC	AUD	21,600	2,353	43	2,310
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CBK		2,000	218	(5)	223
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	BRC	EUR	5,100	42	5	37
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BOA	GBP	16,500	1,553	81	1,472
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RYL	JPY	8,400,000	98	(2)	100
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF		3,720,000	2,456	1,013	1,443
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	759	313	446

							$10,001	$1,254	$8,747

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	11,100	$570	$370

(k)	Written options outstanding on December 31, 2011:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$(15)
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.850%	09/24/2012		25,800	573	(320)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	(3)

								$913	$(338)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	182	$46,100	EUR	17,100	$479
Sales	1,709	68,100		0	1,466
Closing Buys	(1,891)	(49,300)		0	(1,032)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2011	0	$64,900	EUR	17,100	$913

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	01/01/2042	$13,000	$13,475	$(13,660)
Fannie Mae	4.500%	01/01/2042	16,000	16,840	(17,030)
Ginnie Mae	5.000%	01/01/2042	27,000	29,615	(29,911)
Ginnie Mae	5.500%	01/01/2042	38,000	42,192	(42,655)

				$102,122	$(103,256)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,260	02/2012	JPM	$190	$0	$190
Sell		3,160	02/2012	UAG	0	(102)	(102)
Sell		33,004	02/2012	WST	0	(1,156)	(1,156)
Buy	BRL	2,327	01/2012	HUS	7	0	7
Sell		2,327	01/2012	HUS	0	(34)	(34)
Buy		2,327	01/2012	UAG	0	(52)	(52)
Sell		2,327	01/2012	UAG	0	(7)	(7)
Sell		2,013	02/2012	BRC	0	(2)	(2)
Sell		2,327	03/2012	UAG	53	0	53
Buy	CAD	7,271	02/2012	DUB	9	0	9
Sell		833	02/2012	DUB	0	(9)	(9)
Buy	CNY	2,199	02/2013	DUB	3	0	3
Buy		22,134	02/2013	JPM	0	(58)	(58)
Buy		28	08/2013	DUB	0	0	0
Sell		10,289	08/2013	UAG	57	0	57
Buy		9,648	01/2015	DUB	0	(114)	(114)
Sell		2,378	09/2015	JPM	35	0	35
Buy		29,440	09/2015	RYL	0	(80)	(80)
Buy		2,965	04/2016	DUB	0	(46)	(46)
Buy		10,861	04/2016	JPM	0	(168)	(168)
Buy	DKK	18,263	03/2012	HUS	0	(106)	(106)
Buy	EUR	20,516	02/2012	BRC	0	(1,169)	(1,169)
Sell		191	02/2012	BRC	11	0	11
Buy		824	02/2012	CBK	0	(32)	(32)
Sell		7,603	02/2012	CBK	112	0	112
Buy		212	02/2012	DUB	0	(8)	(8)
Sell		6,835	02/2012	DUB	388	0	388
Buy		257	02/2012	JPM	0	(2)	(2)
Sell		985	02/2012	JPM	45	0	45
Buy		15,373	02/2012	UAG	0	(855)	(855)
Sell		149	02/2012	UAG	6	0	6
Buy	GBP	231	03/2012	BRC	0	(4)	(4)
Sell		1,438	03/2012	BRC	0	(5)	(5)
Sell		1	03/2012	CBK	0	0	0
Buy		9,330	03/2012	JPM	0	(152)	(152)
Sell		10	03/2012	UAG	0	0	0
Sell	IDR	41,118,280	01/2012	DUB	19	0	19
Buy		23,985,540	01/2012	UAG	0	(75)	(75)
Buy		17,265,587	07/2012	HUS	0	(81)	(81)
Sell	INR	222,799	07/2012	BRC	22	0	22
Buy		217,153	07/2012	JPM	0	(330)	(330)
Buy	JPY	2,952,713	01/2012	CBK	424	0	424
Sell		524,232	01/2012	CBK	0	(74)	(74)
Buy		3,367,016	01/2012	FBL	436	0	436
Buy		5,714,668	01/2012	UAG	735	0	735
Buy	KRW	7,510,861	02/2012	CBK	0	(265)	(265)
Sell		1,926,248	02/2012	DUB	1	0	1
Buy	MXN	3,249	03/2012	BRC	0	0	0
Sell		681	03/2012	CBK	1	0	1
Buy		10	03/2012	HUS	0	0	0
Sell		95,766	03/2012	HUS	235	0	235
Sell		667	03/2012	UAG	1	0	1
Buy	MYR	308	04/2012	CBK	0	(3)	(3)
Sell		13,708	04/2012	DUB	0	(12)	(12)
Buy		13,439	04/2012	UAG	0	(209)	(209)
Buy	NOK	823	03/2012	BRC	0	(5)	(5)
Buy	PHP	103,332	03/2012	CBK	0	(26)	(26)
Sell		104,953	03/2012	CBK	0	(6)	(6)
Sell	SEK	76,777	03/2012	BRC	171	(22)	149
Buy		90,676	03/2012	HUS	0	(233)	(233)
Sell	SGD	5,512	02/2012	DUB	0	(9)	(9)
Buy		5,523	02/2012	JPM	21	0	21
Sell	TWD	5,587	01/2012	BPS	16	0	16
Sell		131,376	01/2012	BRC	0	(1)	(1)
Sell		11,607	01/2012	CBK	31	0	31

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	74,022	01/2012	DUB	$0	$(155)	$(155)
Buy		85,050	01/2012	GST	0	(191)	(191)
Sell		5,570	01/2012	HUS	16	0	16
Sell		5,616	01/2012	JPM	14	0	14
Buy	ZAR	97	01/2012	HUS	0	0	0

					$3,059	$(5,858)	$(2,799)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Mortgage-Backed Securities	$0	$2,105	$0	$2,105
Sovereign Issues	0	24,438	0	24,438
Brazil
Corporate Bonds & Notes	0	13,188	2,376	15,564
Sovereign Issues	0	6,831	0	6,831
Canada
Corporate Bonds & Notes	0	1,086	0	1,086
Sovereign Issues	0	1,824	0	1,824
Cayman Islands
Asset-Backed Securities	0	1,380	0	1,380
France
Corporate Bonds & Notes	0	3,097	0	3,097
Germany
Asset-Backed Securities	0	104	0	104
Bank Loan Obligations	0	985	0	985
Corporate Bonds & Notes	0	5,091	0	5,091
Sovereign Issues	0	1,467	0	1,467
Ireland
Corporate Bonds & Notes	0	2,326	0	2,326
Mortgage-Backed Securities	0	469	0	469
Italy
Asset-Backed Securities	0	294	0	294
Sovereign Issues	0	11,410	0	11,410
Jersey, Channel Islands
Asset-Backed Securities	0	0	2,428	2,428
Luxembourg
Corporate Bonds & Notes	0	339	0	339
Mexico
Corporate Bonds & Notes	0	3,221	0	3,221
Sovereign Issues	0	12,222	0	12,222
Netherlands
Corporate Bonds & Notes	0	12,043	0	12,043
Sovereign Issues	0	28,371	0	28,371
Qatar
Corporate Bonds & Notes	0	2,184	0	2,184
Sovereign Issues	0	3,365	0	3,365
South Korea
Sovereign Issues	0	5,298	0	5,298
Switzerland
Corporate Bonds & Notes	0	8,862	0	8,862

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United Arab Emirates
Sovereign Issues	$0	$2,332	$0	$2,332
United Kingdom
Corporate Bonds & Notes	0	5,530	0	5,530
Sovereign Issues	0	16,294	0	16,294
United States
Asset-Backed Securities	0	7,607	0	7,607
Bank Loan Obligations	0	6,202	0	6,202
Corporate Bonds & Notes	0	108,681	2,493	111,174
Mortgage-Backed Securities	0	51,756	4,669	56,425
Municipal Bonds & Notes	0	18,652	0	18,652
Preferred Securities	71	0	435	506
U.S. Government Agencies	0	34,429	0	34,429
U.S. Treasury Obligations	0	14,560	0	14,560
Virgin Islands (British)
Corporate Bonds & Notes	0	217	0	217
Short-Term Instruments
Certificates of Deposit	0	4,695	0	4,695
Repurchase Agreements	0	31,479	0	31,479
U.S. Treasury Bills	0	15,029	0	15,029
Purchased Options
Interest Rate Contracts	0	370	0	370
	$71	$469,833	$12,401	$482,305

Short Sales, at value	$0	$(103,256)	$0	$(103,256)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,952	0	1,952
Foreign Exchange Contracts	0	3,059	0	3,059
Interest Rate Contracts	1,868	9,033	0	10,901
	$1,868	$14,044	$0	$15,912

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,815)	0	(3,815)
Foreign Exchange Contracts	0	(5,858)	0	(5,858)
Interest Rate Contracts	0	(385)	0	(385)
	$0	$(10,058)	$0	$(10,058)

Totals	$1,939	$370,563	$12,401	$384,903

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Brazil
Corporate Bonds & Notes	$0	$2,400	$0	$0	$0	$(24)	$0	$0	$2,376	$(24)
Cayman Islands
Asset-Backed Securities	1,664	0	(341)	13	16	27	0	(1,379)	0	0
Jersey, Channel Islands
Asset-Backed Securities	0	0	0	0	0	0	2,428	0	2,428	0
United Kingdom
Corporate Bonds & Notes	1,062	0	0	0	0	(228)	0	(834)	0	0
United States
Corporate Bonds & Notes	2,955	0	(309)	(14)	(4)	(135)	0	0	2,493	(92)
Mortgage-Backed Securities	2,140	2,859	(164)	7	8	(181)	0	0	4,669	(180)
Preferred Securities	443	0	0	0	0	(8)	0	0	435	(8)

Totals	$8,264	$5,259	$(814)	$6	$20	$(549)	$2,428	$(2,213)	$12,401	$(304)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$370	$370
Variation margin receivable on financial derivative instruments (2)	0	18	0	0	132	150
Unrealized appreciation on foreign currency contracts	0	0	0	3,059	0	3,059
Unrealized appreciation on OTC swap agreements	0	1,939	0	0	8,794	10,733

	$0	$1,957	$0	$3,059	$9,296	$14,312

Liabilities:
Written option outstanding	$0	$0	$0	$0	$338	$338
Variation margin payable on financial derivative instruments (2)	0	1	0	0	0	1
Unrealized depreciation on foreign currency contracts	0	0	0	5,858	0	5,858
Unrealized depreciation on OTC swap agreements	0	3,433	0	0	47	3,480

	$0	$3,434	$0	$5,858	$385	$9,677

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(22)	$(22)
Net realized gain on futures contracts, written options and swaps	0	705	0	0	11,071	11,776
Net realized gain on foreign currency transactions	0	0	0	12,384	0	12,384

	$0	$705	$0	$12,384	$11,049	$24,138

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(177)	$(177)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	1,823	0	0	10,840	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(10,355)	0	(10,355)

	$0	$1,823	$0	$(10,355)	$10,663	$2,131

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,868 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(130) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,784	$(1,700)	$84
BPS	(17)	0	(17)
BRC	1,969	(1,990)	(21)
CBK	429	0	429
DUB	1,035	(1,050)	(15)
FBF	2,341	(2,340)	1
FBL	436	0	436
GST	253	(400)	(147)
HUS	429	(480)	(51)
JPM	(177)	172	(5)
MYC	2,890	(3,490)	(600)
RYL	801	(610)	191
UAG	(459)	1,250	791
WST	(1,156)	0	(1,156)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

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December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and

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Notes to Financial Statements (Cont.)

the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,038,108	$2,026,808	$485,882	$565,596

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	328	$4,668	194	$2,600
Administrative Class	13,186	184,171	15,747	207,813
Advisor Class	1,257	17,654	1,567	20,787
Issued as reinvestment of distributions
Institutional Class	24	336	17	228
Administrative Class	1,554	21,641	1,863	24,691
Advisor Class	145	2,023	110	1,469
Cost of shares redeemed
Institutional Class	(173)	(2,456)	(76)	(1,012)
Administrative Class	(18,851)	(264,807)	(23,920)	(311,258)
Advisor Class	(955)	(13,519)	(286)	(3,927)
Net (decrease) resulting from Portfolio share transactions	(3,485)	$(50,289)	(4,784)	$(58,609)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 82% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$27,464	$7,961	$7,919	$(4,011)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$481,955	$16,539	$(16,189)	$350

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$23,467	$561	$—
12/31/2010	$24,388	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound	NOK	Norwegian Krone

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.03%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT29AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	51.8%
Short-Term Instruments	10.6%
Netherlands	8.4%
Australia	5.5%
Brazil	4.7%
Other	19.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (10/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	7.45%	8.72%	8.48%
JPMorgan GBI Global FX NY Index Unhedged in USD±	7.69%	7.58%	7.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,021.80	$1,020.11
Expenses Paid During Period*	$5.15	$5.14
Net Annualized Expense Ratio	1.01%	1.01%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An overweight to German Bunds (Core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German Bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

An overweight to U.K. duration during the period from July 2011 through December 2011 contributed to relative performance as ten-year government yields fell over this period, offsetting losses derived from an underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»

An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields fell over the reporting period, offsetting gains derived from an overweight to U.S duration late in the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$13.49	$12.72	$12.25	$12.78	$12.06
Net investment income (a)	0.47	0.44	0.46	0.49	0.40
Net realized/unrealized gain (loss)	0.53	1.01	1.59	(0.60)	0.74
Total income (loss) from investment operations	1.00	1.45	2.05	(0.11)	1.14
Dividends from net investment income	(0.35)	(0.35)	(0.39)	(0.42)	(0.39)
Distributions from net realized capital gains	(0.31)	(0.33)	(1.19)	0.00	(0.03)
Total distributions	(0.66)	(0.68)	(1.58)	(0.42)	(0.42)
Net asset value end of year	$13.83	$13.49	$12.72	$12.25	$12.78
Total return	7.45%	11.53%	16.72%	(0.94)%	9.61%
Net assets end of year (000s)	$41,899	$34,823	$15,149	$3,645	$11
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.12%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	3.38%	3.33%	3.55%	4.01%	3.25%
Portfolio turnover rate	506%	849%*	624%	661%	560%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$450,826
Repurchase agreements, at value	31,479
Cash	43
Deposits with counterparty	33
Foreign currency, at value	549
Receivable for investments sold	102,527
Receivable for Portfolio shares sold	191
Interest and dividends receivable	4,895
Variation margin receivable on financial derivative instruments	150
OTC swap premiums paid	7,118
Unrealized appreciation on foreign currency contracts	3,059
Unrealized appreciation on OTC swap agreements	10,733
611,603

Liabilities:
Payable for investments purchased	$1
Payable for short sales	103,256
Deposits from counterparty	12,060
Payable for Portfolio shares redeemed	263
Written options outstanding	338
Accrued investment advisory fees	109
Accrued supervisory and administrative fees	218
Accrued distribution fees	15
Accrued servicing fees	47
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	1,046
Unrealized depreciation on foreign currency contracts	5,858
Unrealized depreciation on OTC swap agreements	3,480
126,692

Net Assets	$484,911

Net Assets Consist of:
Paid in capital	$445,576
Undistributed net investment income	22,418
Accumulated undistributed net realized gain	10,995
Net unrealized appreciation	5,922
$484,911

Net Assets:
Institutional Class	$7,766
Administrative Class	435,246
Advisor Class	41,899

Shares Issued and Outstanding:
Institutional Class	561
Administrative Class	31,469
Advisor Class	3,029

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.83
Administrative Class	13.83
Advisor Class	13.83

Cost of Investments	$450,476
Cost of Repurchase Agreements	$31,479
Cost of Foreign Currency Held	$552
Proceeds Received on Short Sales	$102,122
Premiums Received on Written Options	$913

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$22,640
Dividends	8
Total Income	22,648

Expenses:
Investment advisory fees	1,288
Supervisory and administrative fees	2,575
Servicing fees – Administrative Class	698
Distribution and/or servicing fees – Advisor Class	108
Trustees’ fees	8
Interest expense	16
Miscellaneous expense	1
Total Expenses	4,694

Net Investment Income	17,954

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,969
Net realized gain on futures contracts, written options and swaps	11,776
Net realized gain on foreign currency transactions	13,157
Net change in unrealized (depreciation) on investments	(16,109)
Net change in unrealized appreciation on futures contracts, written options and swaps	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(11,009)
Net Gain	21,447

Net Increase in Net Assets Resulting from Operations	$39,401

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

(Decrease) in Net Assets from:

Operations:
Net investment income	$17,954	$17,885
Net realized gain	35,902	19,160
Net realized gain on Affiliate investments	0	6
Net change in unrealized appreciation (depreciation)	(14,455)	16,751
Net increase resulting from operations	39,401	53,802

Distributions to Shareholders:
From net investment income
Institutional Class	(169)	(113)
Administrative Class	(12,017)	(13,606)
Advisor Class	(1,058)	(669)
From net realized capital gains
Institutional Class	(167)	(114)
Administrative Class	(9,652)	(11,086)
Advisor Class	(965)	(800)

Total Distributions	(24,028)	(26,388)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(50,289)	(58,609)

Total (Decrease) in Net Assets	(34,916)	(31,195)

Net Assets:
Beginning of year	519,827	551,022
End of year*	$484,911	$519,827

*Including undistributed (overdistributed) net investment income of:	$22,418	$(1,489)

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 5.4%

MORTGAGE-BACKED SECURITIES 0.4%
Medallion Trust
0.636% due 05/25/2035		$309	$304
Puma Finance Ltd.
0.549% due 02/21/2038		257	243
4.847% due 08/22/2037	AUD	319	312
4.938% due 07/12/2036		93	92
Swan Trust
0.533% due 05/12/2037		$302	295
4.818% due 05/12/2037	AUD	416	414
Torrens Trust
4.810% due 10/19/2038		447	445

			2,105

SOVEREIGN ISSUES 5.0%
Australia Government Bond
5.500% due 04/21/2023		3,500	4,108
5.750% due 07/15/2022		17,000	20,330

			24,438

Total Australia (Cost $24,727)			26,543

BRAZIL 4.6%

CORPORATE BONDS & NOTES 3.2%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	1,900	2,430
Banco Santander Brasil S.A.
2.659% due 03/18/2014		$3,700	3,527
4.250% due 01/14/2016		200	191
4.500% due 04/06/2015		1,500	1,462
Banco Votorantim Ltd.
3.574% due 03/28/2014		2,400	2,376
Banco Votorantim S.A.
5.250% due 02/11/2016		2,700	2,743
BM&FBovespa S.A.
5.500% due 07/16/2020		300	310
CSN Islands XI Corp.
6.875% due 09/21/2019		400	425
CSN Resources S.A.
6.500% due 07/21/2020		2,000	2,100

			15,564

SOVEREIGN ISSUES 1.4%
Brazil Government International Bond
4.875% due 01/22/2021		1,100	1,235
8.250% due 01/20/2034		3,700	5,596

			6,831

Total Brazil (Cost $22,289)			22,395

CANADA 0.6%

CORPORATE BONDS & NOTES 0.2%
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		$1,000	1,086

SOVEREIGN ISSUES 0.4%
Canada Government Bond
2.000% due 06/01/2016	CAD	1,800	1,824

Total Canada (Cost $2,783)			2,910

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
Landmark CDO Ltd.
0.827% due 06/01/2017		$1,433	$1,380

Total Cayman Islands (Cost $1,368)			1,380

FRANCE 0.6%

CORPORATE BONDS & NOTES 0.6%
Lafarge S.A.
6.500% due 07/15/2016		$2,000	2,042
Vivendi S.A.
5.750% due 04/04/2013		900	941
6.625% due 04/04/2018		100	114

Total France (Cost $2,974)			3,097

GERMANY 1.5%

ASSET-BACKED SECURITIES 0.0%
Driver One GmbH
1.238% due 10/21/2015	EUR	81	104

BANK LOAN OBLIGATIONS 0.2%
Fresenius Medical Care U.S. Finance, Inc.
1.954% due 03/31/2013		$990	985

CORPORATE BONDS & NOTES 1.0%
Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014	EUR	2,200	3,073
6.250% due 05/19/2021	AUD	1,900	2,018

			5,091

SOVEREIGN ISSUES 0.3%
Free State of Bavaria
3.500% due 01/27/2016	EUR	1,049	1,467

Total Germany (Cost $7,666)			7,647

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.5%
Depfa ACS Bank
3.250% due 02/15/2012	EUR	1,800	2,326

MORTGAGE-BACKED SECURITIES 0.1%
Immeo Residential Finance PLC
1.586% due 12/15/2016		380	469

Total Ireland (Cost $3,078)			2,795

ITALY 2.5%

ASSET-BACKED SECURITIES 0.1%
Locat Securitisation Vehicle SRL
1.630% due 12/12/2028	EUR	234	282
Split SRL
1.725% due 10/25/2018		9	12

			294

SOVEREIGN ISSUES 2.4%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		2,621	2,544
4.000% due 02/01/2037		9,700	8,866

			11,410

Total Italy (Cost $12,996)			11,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,886	$2,428

Total Jersey, Channel Islands (Cost $2,521)			2,428

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	339

Total Luxembourg (Cost $300)			339

MEXICO 3.2%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$2,000	2,106
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,100	1,115

			3,221

SOVEREIGN ISSUES 2.5%
Mexico Government International Bond
6.050% due 01/11/2040		4,600	5,646
10.000% due 12/05/2024	MXN	71,200	6,576

			12,222

Total Mexico (Cost $15,999)			15,443

NETHERLANDS 8.4%

CORPORATE BONDS & NOTES 2.5%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	7,600	10,341
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$1,100	1,239
Waha Aerospace BV
3.925% due 07/28/2020		450	463

			12,043

SOVEREIGN ISSUES 5.9%
Netherlands Government Bond
2.500% due 01/15/2017	EUR	4,000	5,440
4.000% due 07/15/2016		7,800	11,333
4.000% due 07/15/2018		7,600	11,153
4.000% due 07/15/2019		300	445

			28,371

Total Netherlands (Cost $41,404)			40,414

QATAR 1.2%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$2,100	2,184

SOVEREIGN ISSUES 0.7%
Qatar Government International Bond
4.000% due 01/20/2015		3,200	3,365

Total Qatar (Cost $5,464)			5,549

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.1%

SOVEREIGN ISSUES 1.1%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	$515
5.750% due 05/22/2013	EUR	500	670
5.875% due 01/14/2015		$2,600	2,802
Korea Government Bond
4.875% due 09/22/2014		200	216
5.750% due 04/16/2014		200	218
7.125% due 04/16/2019		700	877

Total South Korea (Cost $5,280)			5,298

SWITZERLAND 1.8%

CORPORATE BONDS & NOTES 1.8%
UBS AG
5.875% due 12/20/2017		$8,500	8,862

Total Switzerland (Cost $8,713)			8,862

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,900	2,332

Total United Arab Emirates (Cost $2,076)			2,332

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 1.1%
HBOS PLC
6.750% due 05/21/2018		$800	642
HSBC Holdings PLC
6.100% due 01/14/2042		1,200	1,363
LBG Capital No.1 PLC
8.500% due 12/29/2049		1,200	834
Lloyds TSB Bank PLC
4.375% due 01/12/2015		900	867
WPP Ltd.
6.000% due 04/04/2017	GBP	1,000	1,724
XL Capital Finance Europe PLC
6.500% due 01/15/2012		$100	100

			5,530

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
4.750% due 12/07/2030	GBP	7,900	15,882
4.750% due 12/07/2038		200	412

			16,294

Total United Kingdom (Cost $20,699)			21,824

UNITED STATES 51.4%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		$1	1
0.994% due 10/25/2031		2	1
Carrington Mortgage Loan Trust
0.344% due 12/25/2036		157	148
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		2,213	2,162
Countrywide Asset-Backed Certificates
0.344% due 08/25/2037		21	21
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		$30	$18
Denver Arena Trust
6.940% due 11/15/2019		75	76
Home Equity Mortgage Trust
5.500% due 01/25/2037		193	26
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		11	11
Morgan Stanley ABS Capital
1.094% due 07/25/2037		2,321	1,980
SACO, Inc.
0.414% due 05/25/2036		7	7
0.694% due 04/25/2035		9	4
Securitized Asset-Backed Receivables LLC Trust
0.344% due 12/25/2036		25	10
SLC Student Loan Trust
0.996% due 06/15/2017		508	508
SLM Student Loan Trust
0.498% due 04/26/2021		857	850
0.746% due 12/17/2018		86	85
0.918% due 10/25/2017		1,600	1,596
Structured Asset Securities Corp.
0.694% due 05/25/2034		8	7
1.757% due 04/25/2035		29	23
Washington Mutual Asset-Backed Certificates
0.354% due 10/25/2036		106	72

			7,607

BANK LOAN OBLIGATIONS 1.3%
HCA, Inc.
2.546% due 11/17/2013		2,259	2,227
2.796% due 05/02/2016		963	905
Springleaf Finance Corp.
5.500% due 05/10/2017		1,800	1,571
Vodafone Group PLC
6.875% due 08/17/2015		1,498	1,499

			6,202

CORPORATE BONDS & NOTES 22.9%
Ally Financial, Inc.
3.963% due 06/20/2014		1,100	1,034
6.750% due 12/01/2014		2,000	2,020
Altria Group, Inc.
9.250% due 08/06/2019		1,000	1,344
American Express Credit Corp.
5.875% due 05/02/2013		200	210
American International Group, Inc.
6.765% due 11/15/2017	GBP	588	873
8.000% due 05/22/2068	EUR	1,700	1,771
8.175% due 05/15/2068		$1,600	1,440
AutoZone, Inc.
5.875% due 10/15/2012		100	104
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,000	1,119
7.250% due 02/01/2018		1,300	1,526
Boston Scientific Corp.
5.450% due 06/15/2014		1,500	1,604
6.400% due 06/15/2016		200	224
Capital One Financial Corp.
7.375% due 05/23/2014		5,900	6,487
CenturyLink, Inc.
6.000% due 04/01/2017		4,700	4,772
CIT Group, Inc.
5.250% due 04/01/2014		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015		$200	$200
7.000% due 05/01/2016		333	333
7.000% due 05/01/2017		466	466
Citigroup, Inc.
3.625% due 11/30/2017	EUR	6,600	6,829
4.750% due 05/31/2017		100	107
4.750% due 02/10/2019		200	209
6.125% due 05/15/2018		$600	639
8.125% due 07/15/2039		800	981
8.500% due 05/22/2019		2,700	3,182
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		1,000	1,102
CMS Energy Corp.
1.353% due 01/15/2013		200	199
Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		1,186	1,304
Countrywide Financial Corp.
5.800% due 06/07/2012		2,450	2,455
CSX Corp.
6.300% due 03/15/2012		200	202
Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,073
DR Horton, Inc.
6.500% due 04/15/2016		4,500	4,686
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	111
ERAC USA Finance LLC
5.800% due 10/15/2012		800	828
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		300	319
8.000% due 06/01/2014		1,800	1,961
8.700% due 10/01/2014		2,400	2,686
GATX Financial Corp.
5.500% due 02/15/2012		1,000	1,003
Goldman Sachs Group, Inc.
0.816% due 07/22/2015		500	438
0.894% due 01/12/2015		700	621
1.176% due 09/29/2014		800	727
3.700% due 08/01/2015		800	785
6.250% due 09/01/2017		500	523
International Lease Finance Corp.
5.350% due 03/01/2012		200	201
5.400% due 02/15/2012		200	201
5.550% due 09/05/2012		9,500	9,500
6.750% due 09/01/2016		1,300	1,339
7.125% due 09/01/2018		1,200	1,248
iStar Financial, Inc.
5.150% due 03/01/2012		200	200
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	192
KB Home
5.875% due 01/15/2015		$1,200	1,110
Kraft Foods, Inc.
6.125% due 08/23/2018		500	591
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		1,000	267
6.875% due 05/02/2018 ^		800	216
Limited Brands, Inc.
6.900% due 07/15/2017		1,000	1,082
Masco Corp.
6.125% due 10/03/2016		200	205
Metropolitan Life Global Funding I
0.796% due 03/15/2012		900	900
5.125% due 04/10/2013		1,300	1,359
Mohawk Industries, Inc.
6.875% due 01/15/2016		1,000	1,080

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.883% due 10/15/2015		$1,000	$841
1.970% due 04/13/2016	EUR	700	735
5.500% due 01/26/2020		$1,100	1,003
6.625% due 04/01/2018		1,000	988
Motorola Solutions, Inc.
5.375% due 11/15/2012		11,090	11,460
Nabors Industries, Inc.
6.150% due 02/15/2018		3,050	3,411
Nationwide Health Properties, Inc.
6.000% due 05/20/2015		500	537
NGPL PipeCo LLC
6.514% due 12/15/2012		2,700	2,728
Norfolk Southern Corp.
5.257% due 09/17/2014		1,000	1,104
Puget Energy, Inc.
6.500% due 12/15/2020		1,200	1,283
Sealed Air Corp.
5.625% due 07/15/2013		1,000	1,040
Springleaf Finance Corp.
4.875% due 07/15/2012		100	96
Tyson Foods, Inc.
10.500% due 03/01/2014		3,500	4,060
UAL Pass-Through Trust
10.400% due 05/01/2018		1,075	1,189
UST LLC
5.750% due 03/01/2018		1,000	1,111

			111,174

MORTGAGE-BACKED SECURITIES 11.6%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035		36	25
American Home Mortgage Assets
0.484% due 05/25/2046		476	215
0.504% due 10/25/2046		653	265
Banc of America Funding Corp.
2.656% due 02/20/2036		704	588
5.888% due 04/25/2037		700	474
5.946% due 10/20/2046		334	171
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,579	2,336
Banc of America Mortgage Securities, Inc.
I2.872% due 05/25/2035		4,900	3,475
BCAP LLC Trust
0.464% due 01/25/2037 ^		533	247
5.250% due 04/26/2037		3,032	2,759
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		209	193
2.250% due 08/25/2035		5,806	4,979
2.575% due 10/25/2033		29	28
2.580% due 08/25/2033		33	29
2.710% due 03/25/2035		288	268
2.814% due 05/25/2034		21	16
2.870% due 05/25/2034		81	72
3.016% due 03/25/2035		84	80
3.207% due 11/25/2034		21	19
5.131% due 05/25/2047		739	452
Bear Stearns Alt-A Trust
2.690% due 11/25/2035 ^		286	158
2.772% due 09/25/2035		221	140
5.719% due 08/25/2036		399	212
Bear Stearns Structured Products, Inc.
3.618% due 12/26/2046		181	107
CC Mortgage Funding Corp.
0.474% due 07/25/2036		177	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049	$400	$442
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	113	101
2.450% due 09/25/2035	113	90
Countrywide Alternative Loan Trust
0.465% due 02/20/2047	384	172
0.480% due 12/20/2046	770	354
0.495% due 03/20/2046	234	115
0.495% due 07/20/2046	667	229
0.574% due 02/25/2037	294	139
0.644% due 05/25/2037	159	66
1.708% due 11/25/2035	66	35
2.248% due 11/25/2035	66	37
5.250% due 06/25/2035	54	45
5.570% due 08/25/2036	112	109
5.576% due 11/25/2035	654	344
6.000% due 04/25/2037	129	81
6.250% due 08/25/2037 ^	70	42
6.500% due 06/25/2036	345	181
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 05/25/2035	147	84
0.584% due 04/25/2035	44	25
0.614% due 03/25/2035	171	81
0.624% due 02/25/2035	16	10
0.674% due 09/25/2034	18	9
2.610% due 02/20/2036	679	402
2.751% due 11/25/2034	46	33
2.795% due 08/25/2034	13	9
4.174% due 11/19/2033	55	51
5.750% due 12/25/2035	1,180	990
7.500% due 06/25/2035	2,173	2,169
Credit Suisse First Boston Mortgage Securities Corp.
2.567% due 08/25/2033	57	55
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	232	94
Deutsche ALT-A Securities, Inc.
5.886% due 10/25/2036 ^	662	363
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	21	19
6.250% due 08/25/2017	22	23
Greenpoint Mortgage Funding Trust
0.564% due 11/25/2045	16	9
GSR Mortgage Loan Trust
1.860% due 03/25/2033	28	26
2.429% due 06/25/2034	15	12
2.685% due 09/25/2035	598	523
Harborview Mortgage Loan Trust
0.475% due 01/19/2038	1,659	964
1.025% due 02/19/2034	4	3
1.058% due 12/19/2036	240	110
2.940% due 05/19/2033	53	48
Indymac Index Mortgage Loan Trust
4.913% due 09/25/2035	503	353
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	74	69
JPMorgan Mortgage Trust
2.053% due 11/25/2033	26	25
2.798% due 07/25/2035	662	611
5.024% due 02/25/2035	40	39
MASTR Alternative Loans Trust
0.694% due 03/25/2036	68	15
Mellon Residential Funding Corp.
0.718% due 12/15/2030	19	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.814% due 07/09/2021	$800	$742
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036	207	135
0.544% due 08/25/2036	43	34
2.266% due 02/25/2033	25	22
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	300	324
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	13,521	11,410
Nomura Asset Acceptance Corp.
2.498% due 10/25/2035	36	23
Residential Accredit Loans, Inc.
0.444% due 02/25/2047	242	96
0.474% due 06/25/2046	618	195
0.504% due 04/25/2046	265	90
RiverView HECM Trust
0.354% due 07/25/2047	2,159	1,910
Structured Adjustable Rate Mortgage Loan Trust
2.480% due 02/25/2034	28	25
2.482% due 04/25/2034	76	63
2.595% due 09/25/2034	83	77
Structured Asset Mortgage Investments, Inc.
0.484% due 07/25/2046	737	366
0.504% due 05/25/2046	167	80
0.514% due 05/25/2036	754	341
0.514% due 09/25/2047	600	194
0.535% due 07/19/2035	570	454
0.574% due 02/25/2036	894	434
0.635% due 03/19/2034	14	12
0.865% due 07/19/2034	7	6
Structured Asset Securities Corp.
5.000% due 05/25/2035	2,481	2,404
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037	1,391	1,379
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	315	299
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045	94	68
0.584% due 10/25/2045	4,960	3,582
0.604% due 01/25/2045	15	11
0.614% due 01/25/2045	15	11
0.908% due 02/25/2047	685	341
1.608% due 08/25/2042	10	8
2.312% due 11/25/2036	1,639	1,087
2.460% due 09/25/2033	1,939	1,843
2.468% due 02/27/2034	10	9
2.562% due 03/25/2034	80	75
2.581% due 06/25/2033	24	23
2.610% due 02/25/2037	709	472
2.718% due 07/25/2046	337	220
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.148% due 07/25/2046	125	40
Wells Fargo Mortgage-Backed Securities Trust
2.664% due 04/25/2036	48	43
2.666% due 03/25/2036	223	173
4.500% due 11/25/2018	54	55
4.750% due 10/25/2018	20	20

		56,425

MUNICIPAL BONDS & NOTES 3.8%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	288

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	$3,100	$3,322
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,400	1,635
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (b)	600	387
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,300	1,070
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,600	3,265
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,500	3,425
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,700	2,996
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	7
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,120	2,257

		18,652

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.700% due 12/31/2049	58	435
SLM Corp.
5.444% due 01/16/2018	3,100	61
5.868% due 03/15/2017	500	10

		506

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.1%
Fannie Mae
0.414% due 03/25/2034	$17	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.444% due 08/25/2034	$10	$10
0.494% due 10/27/2037	1,600	1,591
2.055% due 10/01/2034	6	6
2.244% due 12/01/2034	16	16
2.521% due 11/01/2034	108	115
3.500% due 11/01/2025 - 01/01/2026	329	346
4.000% due 01/01/2041 - 06/01/2041	12,689	13,349
4.500% due 06/01/2041	15,337	16,338
5.500% due 05/01/2047	106	115
6.000% due 07/25/2044	51	57
Freddie Mac
0.508% due 02/15/2019	389	388
0.574% due 09/25/2031	40	38
0.778% due 04/15/2028	437	440
1.399% due 10/25/2044	85	84
2.394% due 02/01/2029	11	12
2.557% due 04/01/2037	102	108
5.000% due 03/15/2017	5	5
6.000% due 04/15/2036	983	1,183
Ginnie Mae
2.125% due 11/20/2024	3	4
6.000% due 09/20/2038	189	208

		34,429

U.S. TREASURY OBLIGATIONS 3.0%
U.S. Treasury Notes
2.000% due 11/15/2021 (g)(h)	14,400	14,560

Total United States (Cost $249,625)		249,555

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$200	217

Total Virgin Islands (British) (Cost $218)		217

SHORT-TERM INSTRUMENTS 10.6%

CERTIFICATES OF DEPOSIT 1.0%
Banco do Brasil S.A.
0.440% due 02/14/2014	$2,700	2,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 02/06/2012	$2,000	$1,997

		4,695

REPURCHASE AGREEMENTS 6.5%
Banc of America Securities LLC
0.060% due 01/03/2012	23,300	23,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.250% due 12/15/2014 valued at $23,772. Repurchase proceeds are $23,300.)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	6,600	6,600
(Dated 12/30/2011. Collateralized by Fannie Mae 3.200% due 10/29/2020 valued at $6,732. Repurchase proceeds are $6,600.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	1,579	1,579
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $1,615. Repurchase proceeds are $1,579.)

		31,479

U.S. TREASURY BILLS 3.1%
0.047% due 01/12/2012 - 06/28/2012 (a)(d)(e)(h)	15,032	15,029

Total Short-Term Instruments (Cost $51,205)		51,203

PURCHASED OPTIONS (j) 0.1%
(Cost $570)		370

Total Investments 99.5% (Cost $481,955)		$482,305

Written Options (k) (0.1%) (Premiums $913)		(338)

Other Assets and Liabilities (Net) 0.6%		2,944

Net Assets 100.0%		$484,911

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Securities with an aggregate market value of $680 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $1,422 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $32,116 at a weighted average interest rate of -0.147%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,007 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2016	227	$1,253
Euro-Bund 10-Year Bond March Futures	Long	03/2012	112	615

				$1,868

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $3,917 and cash of $33 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	$	19,600	$634	$(346)
CDX.HY-16 5-Year Index	(5.000%	)	06/20/2016		27,244	1,172	14
CDX.IG-16 5-Year Index	(1.000%	)	06/20/2016		8,200	59	(36)

						$1,865	$(368)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	$10,400	$524	$238

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	DUB	(1.450%	)	03/20/2019	1.490%	$	1,000	$1	$0	$1
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.176%		100	0	0	0
Boston Scientific Corp.	MYC	(1.000%	)	06/20/2014	0.671%		1,500	(12)	7	(19)
Boston Scientific Corp.	UAG	(2.060%	)	06/20/2016	1.081%		200	(9)	0	(9)
Capital One Financial Corp.	JPM	(1.000%	)	06/20/2014	1.051%		5,900	5	266	(261)
CenturyLink, Inc.	JPM	(1.000%	)	06/20/2017	2.446%		4,700	336	(3)	339
Citigroup, Inc.	BOA	(5.000%	)	06/20/2013	3.609%		100	(3)	2	(5)
Citigroup, Inc.	BOA	(0.940%	)	06/20/2018	2.905%		2,000	214	0	214
Citigroup, Inc.	DUB	(5.000%	)	06/20/2013	3.609%	EUR	6,600	(187)	247	(434)
Citigroup, Inc.	DUB	(1.000%	)	09/20/2019	2.853%	$	1,000	117	64	53
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.648%		1,000	36	0	36
CMS Energy Corp.	DUB	(0.090%	)	03/20/2012	0.649%		200	0	0	(0)
Credit Agricole S.A.	CBK	(1.000%	)	12/20/2016	2.605%	EUR	1,300	118	128	(10)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	2.605%		800	73	81	(8)
CSX Corp.	BOA	(0.230%	)	03/20/2012	0.180%	$	200	(0)	0	(0)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.852%		2,000	(6)	46	(52)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.289%		4,500	240	472	(232)
Erac USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.349%		800	(19)	0	(19)
GATX Financial Corp.	RYL	(0.600%	)	03/20/2012	0.732%		1,000	0	0	0
International Lease Finance Corp.	BOA	(0.130%	)	03/20/2012	5.562%		200	3	0	3
International Lease Finance Corp.	BRC	(0.170%	)	03/20/2012	5.562%		200	2	0	2
International Lease Finance Corp.	BRC	(5.000%	)	09/20/2012	5.447%		9,500	12	772	(760)
iStar Financial, Inc.	FBF	(0.450%	)	03/20/2012	13.413%		200	6	0	6
JPMorgan Chase & Co.	FBF	(0.760%	)	12/20/2017	1.485%		1,000	40	0	40
KB Home	DUB	(5.000%	)	03/20/2015	6.519%		1,200	48	(93)	141
Lafarge S.A.	BOA	(1.690%	)	09/20/2016	4.404%		2,000	220	0	220
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.280%		1,000	(31)	0	(31)
Marsh & McLennan Cos., Inc.	DUB	(0.670%	)	09/20/2014	0.348%		1,000	(9)	0	(9)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.348%		1,000	(7)	0	(7)
Masco Corp.	FBF	(0.900%	)	12/20/2016	3.803%		200	25	0	25
Mohawk Industries, Inc.	UAG	(1.550%	)	03/20/2016	1.894%		1,000	13	0	13
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.261%		11,090	(85)	411	(496)
Nabors Industries, Inc.	GST	(1.000%	)	03/20/2018	2.096%		3,050	186	35	151
Nationwide Health Properties, Inc.	JPM	(1.990%	)	06/20/2015	1.225%		500	(13)	0	(13)
Norfolk Southern Corp.	BRC	(0.450%	)	09/20/2014	0.314%		1,000	(4)	0	(4)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.147%		1,000	(56)	0	(56)
Sealed Air Corp.	BRC	(1.030%	)	09/20/2013	0.894%		1,000	(3)	0	(3)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	13.449%		100	38	0	38
Tyson Foods, Inc.	BPS	(1.000%	)	03/20/2014	0.759%		4,000	(22)	136	(158)
UBS AG	BOA	(2.280%	)	06/20/2018	1.844%		1,300	(34)	0	(34)
UBS AG	BRC	(2.250%	)	03/20/2014	1.370%	EUR	800	(21)	0	(21)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	DUB	(1.000%	)	12/20/2017	1.828%	$	8,000	$355	$40	$315
UST LLC	GST	(0.720%	)	03/20/2018	0.392%		1,000	(20)	0	(20)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.974%		300	(4)	0	(4)
Vivendi S.A.	BPS	(1.740%	)	06/20/2013	0.974%		300	(3)	0	(3)
Vivendi S.A.	DUB	(1.500%	)	06/20/2018	1.866%		100	2	0	2
WPP PLC	BRC	(3.750%	)	06/20/2017	1.453%	GBP	1,000	(182)	0	(182)
XL Group PLC	BRC	(0.310%	)	03/20/2012	0.546%	$	100	0	0	0

								$1,356	$2,611	$(1,255)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	03/20/2015	0.531%	$		700	$10	$11	$(1)
Australia Government Bond	DUB	1.000%	03/20/2016	0.675%			700	10	16	(6)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.866%		EUR	100	1	(15)	16
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.866%	$		500	72	8	64
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%			1,100	156	9	147
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.902%			200	30	3	27
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.866%			300	43	2	41
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.422%			4,200	(70)	(40)	(30)
China Government International Bond	BRC	0.850%	12/20/2014	1.054%			1,600	(9)	0	(9)
China Government International Bond	JPM	0.820%	12/20/2014	1.054%			300	(2)	0	(2)
China Government International Bond	RYL	0.810%	12/20/2014	1.054%			3,400	(23)	0	(23)
Egypt Government International Bond	MYC	1.000%	03/20/2016	6.202%			300	(56)	(36)	(20)
France Government Bond	BOA	0.250%	09/20/2014	1.232%		EUR	6,200	(207)	(215)	8
HSBC Finance Corp.	GST	5.000%	06/20/2012	1.518%	$		1,000	19	12	7
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	9.004%		JPY	54,200	(39)	(69)	30

								$(65)	$(314)	$249

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	14,400	$2,611	$2,810	$(199)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA. 6-1 Index	FBF	0.320%	07/25/2045	$	475	$(307)	$(143)	$(164)
ABX.HE.AAA. 6-2 Index	DUB	0.110%	05/25/2046		479	(271)	(146)	(125)

						$(578)	$(289)	$(289)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.940%	03/15/2012	BRC	EUR	900	$18	$1	$17
Pay	1-Month EUR-FRCPXTOB Index	1.950%	03/30/2012	RYL		600	11	0	11
Pay	1-Month GBP-United Kingdom RPI Index	3.270%	05/19/2016	BRC	GBP	3,800	137	0	137
Pay	1-Year BRL-CDI	11.630%	01/02/2014	DUB	BRL	63,900	659	(7)	666
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		21,300	347	(66)	413
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		22,700	462	43	419
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		22,100	414	0	414
Pay	3-Month CAD Bank Bill	2.500%	03/15/2016	HUS	CAD	12,500	624	(52)	676
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	CBK	$	800	40	30	10
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	BRC		800	(190)	(143)	(47)
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	BRC	AUD	21,600	2,353	43	2,310
Pay	6-Month AUD Bank Bill	6.000%	12/15/2020	CBK		2,000	218	(5)	223
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021	BRC	EUR	5,100	42	5	37
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BOA	GBP	16,500	1,553	81	1,472
Pay	6-Month JPY-LIBOR	0.450%	12/21/2012	RYL	JPY	8,400,000	98	(2)	100
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF		3,720,000	2,456	1,013	1,443
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,150,000	759	313	446

							$10,001	$1,254	$8,747

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	11,100	$570	$370

(k)	Written options outstanding on December 31, 2011:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	39,100	$209	$(15)
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.850%	09/24/2012		25,800	573	(320)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,100	131	(3)

								$913	$(338)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	182	$46,100	EUR	17,100	$479
Sales	1,709	68,100		0	1,466
Closing Buys	(1,891)	(49,300)		0	(1,032)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 12/31/2011	0	$64,900	EUR	17,100	$913

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	01/01/2042	$13,000	$13,475	$(13,660)
Fannie Mae	4.500%	01/01/2042	16,000	16,840	(17,030)
Ginnie Mae	5.000%	01/01/2042	27,000	29,615	(29,911)
Ginnie Mae	5.500%	01/01/2042	38,000	42,192	(42,655)

				$102,122	$(103,256)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,260	02/2012	JPM	$190	$0	$190
Sell		3,160	02/2012	UAG	0	(102)	(102)
Sell		33,004	02/2012	WST	0	(1,156)	(1,156)
Buy	BRL	2,327	01/2012	HUS	7	0	7
Sell		2,327	01/2012	HUS	0	(34)	(34)
Buy		2,327	01/2012	UAG	0	(52)	(52)
Sell		2,327	01/2012	UAG	0	(7)	(7)
Sell		2,013	02/2012	BRC	0	(2)	(2)
Sell		2,327	03/2012	UAG	53	0	53
Buy	CAD	7,271	02/2012	DUB	9	0	9
Sell		833	02/2012	DUB	0	(9)	(9)
Buy	CNY	2,199	02/2013	DUB	3	0	3
Buy		22,134	02/2013	JPM	0	(58)	(58)
Buy		28	08/2013	DUB	0	0	0
Sell		10,289	08/2013	UAG	57	0	57
Buy		9,648	01/2015	DUB	0	(114)	(114)
Sell		2,378	09/2015	JPM	35	0	35
Buy		29,440	09/2015	RYL	0	(80)	(80)
Buy		2,965	04/2016	DUB	0	(46)	(46)
Buy		10,861	04/2016	JPM	0	(168)	(168)
Buy	DKK	18,263	03/2012	HUS	0	(106)	(106)
Buy	EUR	20,516	02/2012	BRC	0	(1,169)	(1,169)
Sell		191	02/2012	BRC	11	0	11
Buy		824	02/2012	CBK	0	(32)	(32)
Sell		7,603	02/2012	CBK	112	0	112
Buy		212	02/2012	DUB	0	(8)	(8)
Sell		6,835	02/2012	DUB	388	0	388
Buy		257	02/2012	JPM	0	(2)	(2)
Sell		985	02/2012	JPM	45	0	45
Buy		15,373	02/2012	UAG	0	(855)	(855)
Sell		149	02/2012	UAG	6	0	6
Buy	GBP	231	03/2012	BRC	0	(4)	(4)
Sell		1,438	03/2012	BRC	0	(5)	(5)
Sell		1	03/2012	CBK	0	0	0
Buy		9,330	03/2012	JPM	0	(152)	(152)
Sell		10	03/2012	UAG	0	0	0
Sell	IDR	41,118,280	01/2012	DUB	19	0	19
Buy		23,985,540	01/2012	UAG	0	(75)	(75)
Buy		17,265,587	07/2012	HUS	0	(81)	(81)
Sell	INR	222,799	07/2012	BRC	22	0	22
Buy		217,153	07/2012	JPM	0	(330)	(330)
Buy	JPY	2,952,713	01/2012	CBK	424	0	424
Sell		524,232	01/2012	CBK	0	(74)	(74)
Buy		3,367,016	01/2012	FBL	436	0	436
Buy		5,714,668	01/2012	UAG	735	0	735
Buy	KRW	7,510,861	02/2012	CBK	0	(265)	(265)
Sell		1,926,248	02/2012	DUB	1	0	1
Buy	MXN	3,249	03/2012	BRC	0	0	0
Sell		681	03/2012	CBK	1	0	1
Buy		10	03/2012	HUS	0	0	0
Sell		95,766	03/2012	HUS	235	0	235
Sell		667	03/2012	UAG	1	0	1
Buy	MYR	308	04/2012	CBK	0	(3)	(3)
Sell		13,708	04/2012	DUB	0	(12)	(12)
Buy		13,439	04/2012	UAG	0	(209)	(209)
Buy	NOK	823	03/2012	BRC	0	(5)	(5)
Buy	PHP	103,332	03/2012	CBK	0	(26)	(26)
Sell		104,953	03/2012	CBK	0	(6)	(6)
Sell	SEK	76,777	03/2012	BRC	171	(22)	149
Buy		90,676	03/2012	HUS	0	(233)	(233)
Sell	SGD	5,512	02/2012	DUB	0	(9)	(9)
Buy		5,523	02/2012	JPM	21	0	21
Sell	TWD	5,587	01/2012	BPS	16	0	16
Sell		131,376	01/2012	BRC	0	(1)	(1)
Sell		11,607	01/2012	CBK	31	0	31

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	74,022	01/2012	DUB	$0	$(155)	$(155)
Buy		85,050	01/2012	GST	0	(191)	(191)
Sell		5,570	01/2012	HUS	16	0	16
Sell		5,616	01/2012	JPM	14	0	14
Buy	ZAR	97	01/2012	HUS	0	0	0

					$3,059	$(5,858)	$(2,799)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Australia
Mortgage-Backed Securities	$0	$2,105	$0	$2,105
Sovereign Issues	0	24,438	0	24,438
Brazil
Corporate Bonds & Notes	0	13,188	2,376	15,564
Sovereign Issues	0	6,831	0	6,831
Canada
Corporate Bonds & Notes	0	1,086	0	1,086
Sovereign Issues	0	1,824	0	1,824
Cayman Islands
Asset-Backed Securities	0	1,380	0	1,380
France
Corporate Bonds & Notes	0	3,097	0	3,097
Germany
Asset-Backed Securities	0	104	0	104
Bank Loan Obligations	0	985	0	985
Corporate Bonds & Notes	0	5,091	0	5,091
Sovereign Issues	0	1,467	0	1,467
Ireland
Corporate Bonds & Notes	0	2,326	0	2,326
Mortgage-Backed Securities	0	469	0	469
Italy
Asset-Backed Securities	0	294	0	294
Sovereign Issues	0	11,410	0	11,410
Jersey, Channel Islands
Asset-Backed Securities	0	0	2,428	2,428
Luxembourg
Corporate Bonds & Notes	0	339	0	339
Mexico
Corporate Bonds & Notes	0	3,221	0	3,221
Sovereign Issues	0	12,222	0	12,222
Netherlands
Corporate Bonds & Notes	0	12,043	0	12,043
Sovereign Issues	0	28,371	0	28,371
Qatar
Corporate Bonds & Notes	0	2,184	0	2,184
Sovereign Issues	0	3,365	0	3,365
South Korea
Sovereign Issues	0	5,298	0	5,298
Switzerland
Corporate Bonds & Notes	0	8,862	0	8,862

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
United Arab Emirates
Sovereign Issues	$0	$2,332	$0	$2,332
United Kingdom
Corporate Bonds & Notes	0	5,530	0	5,530
Sovereign Issues	0	16,294	0	16,294
United States
Asset-Backed Securities	0	7,607	0	7,607
Bank Loan Obligations	0	6,202	0	6,202
Corporate Bonds & Notes	0	108,681	2,493	111,174
Mortgage-Backed Securities	0	51,756	4,669	56,425
Municipal Bonds & Notes	0	18,652	0	18,652
Preferred Securities	71	0	435	506
U.S. Government Agencies	0	34,429	0	34,429
U.S. Treasury Obligations	0	14,560	0	14,560
Virgin Islands (British)
Corporate Bonds & Notes	0	217	0	217
Short-Term Instruments
Certificates of Deposit	0	4,695	0	4,695
Repurchase Agreements	0	31,479	0	31,479
U.S. Treasury Bills	0	15,029	0	15,029
Purchased Options
Interest Rate Contracts	0	370	0	370
	$71	$469,833	$12,401	$482,305

Short Sales, at value	$0	$(103,256)	$0	$(103,256)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,952	0	1,952
Foreign Exchange Contracts	0	3,059	0	3,059
Interest Rate Contracts	1,868	9,033	0	10,901
	$1,868	$14,044	$0	$15,912

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,815)	0	(3,815)
Foreign Exchange Contracts	0	(5,858)	0	(5,858)
Interest Rate Contracts	0	(385)	0	(385)
	$0	$(10,058)	$0	$(10,058)

Totals	$1,939	$370,563	$12,401	$384,903

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Brazil
Corporate Bonds & Notes	$0	$2,400	$0	$0	$0	$(24)	$0	$0	$2,376	$(24)
Cayman Islands
Asset-Backed Securities	1,664	0	(341)	13	16	27	0	(1,379)	0	0
Jersey, Channel Islands
Asset-Backed Securities	0	0	0	0	0	0	2,428	0	2,428	0
United Kingdom
Corporate Bonds & Notes	1,062	0	0	0	0	(228)	0	(834)	0	0
United States
Corporate Bonds & Notes	2,955	0	(309)	(14)	(4)	(135)	0	0	2,493	(92)
Mortgage-Backed Securities	2,140	2,859	(164)	7	8	(181)	0	0	4,669	(180)
Preferred Securities	443	0	0	0	0	(8)	0	0	435	(8)

Totals	$8,264	$5,259	$(814)	$6	$20	$(549)	$2,428	$(2,213)	$12,401	$(304)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$370	$370
Variation margin receivable on financial derivative instruments (2)	0	18	0	0	132	150
Unrealized appreciation on foreign currency contracts	0	0	0	3,059	0	3,059
Unrealized appreciation on OTC swap agreements	0	1,939	0	0	8,794	10,733

	$0	$1,957	$0	$3,059	$9,296	$14,312

Liabilities:
Written option outstanding	$0	$0	$0	$0	$338	$338
Variation margin payable on financial derivative instruments (2)	0	1	0	0	0	1
Unrealized depreciation on foreign currency contracts	0	0	0	5,858	0	5,858
Unrealized depreciation on OTC swap agreements	0	3,433	0	0	47	3,480

	$0	$3,434	$0	$5,858	$385	$9,677

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(22)	$(22)
Net realized gain on futures contracts, written options and swaps	0	705	0	0	11,071	11,776
Net realized gain on foreign currency transactions	0	0	0	12,384	0	12,384

	$0	$705	$0	$12,384	$11,049	$24,138

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(177)	$(177)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	1,823	0	0	10,840	12,663
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(10,355)	0	(10,355)

	$0	$1,823	$0	$(10,355)	$10,663	$2,131

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,868 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(130) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,784	$(1,700)	$84
BPS	(17)	0	(17)
BRC	1,969	(1,990)	(21)
CBK	429	0	429
DUB	1,035	(1,050)	(15)
FBF	2,341	(2,340)	1
FBL	436	0	436
GST	253	(400)	(147)
HUS	429	(480)	(51)
JPM	(177)	172	(5)
MYC	2,890	(3,490)	(600)
RYL	801	(610)	191
UAG	(459)	1,250	791
WST	(1,156)	0	(1,156)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

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December 31, 2011

recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Notes to Financial Statements (Cont.)

Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the

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average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,038,108	$2,026,808	$485,882	$565,596

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	328	$4,668	194	$2,600
Administrative Class	13,186	184,171	15,747	207,813
Advisor Class	1,257	17,654	1,567	20,787
Issued as reinvestment of distributions
Institutional Class	24	336	17	228
Administrative Class	1,554	21,641	1,863	24,691
Advisor Class	145	2,023	110	1,469
Cost of shares redeemed
Institutional Class	(173)	(2,456)	(76)	(1,012)
Administrative Class	(18,851)	(264,807)	(23,920)	(311,258)
Advisor Class	(955)	(13,519)	(286)	(3,927)
Net (decrease) resulting from Portfolio share transactions	(3,485)	$(50,289)	(4,784)	$(58,609)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 82% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$27,464	$7,961	$7,919	$(4,011)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$481,955	$16,539		$(16,189)	$350

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$23,467	$561	$—
12/31/2010	$24,388	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound	NOK	Norwegian Krone

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.03%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT27AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Multi-Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	54.3%
Exchange-Traded Funds	25.4%
Short-Term Instruments	8.5%
Sovereign Issues	6.7%
Corporate Bonds & Notes	2.7%
Other	2.4%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Administrative Class	-1.73%	10.31%
MSCI World Index±	-5.54%	13.45%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	-0.01%	11.45%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.64% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$939.80	$1,021.68
Expenses Paid During Period*	$3.42	$3.57
Net Annualized Expense Ratio**	0.70%	0.70%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds and special purpose vehicles. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940(“1940 Act”), fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	An out-of-benchmark allocation to emerging markets equities detracted from performance as emerging markets equities underperformed the MSCI World Index over the reporting period.

»

While the Portfolio’s exposure to international (EAFE) equities detracted from absolute performance as EAFE equities declined over the reporting period, an underweight to EAFE equities benefited relative performance.

»

An out-of-benchmark allocation to high quality developed sovereign bonds outside the U.S., particularly German Bunds, contributed to performance as the German ten-year yield fell over the reporting period.

»	An out-of-benchmark allocation to gold contributed to performance as gold posted positive returns for the reporting period.

»

Tail-risk hedges, largely S&P 500 Index put options, detracted from performance during the reporting period, as losses during the fourth quarter offset gains from tail-risk hedging earlier in the year as the S&P 500 Index rallied and overall equity volatility (measured by the VIX Index) declined.

»

An overweight to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to relative performance as the ten-year U.S. Treasury yield declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Administrative Class
Net asset value beginning of year or period	$12.71	$11.80	$10.00
Net investment income (a)	0.38	0.68	0.21
Net realized/unrealized gain (loss)	(0.59)	0.64	1.72
Total income (loss) from investment operations	(0.21)	1.32	1.93
Dividends from net investment income	(0.24)	(0.38)	(0.09)
Distributions from net realized capital gains	(0.11)	(0.03)	(0.04)
Total distributions	(0.35)	(0.41)	(0.13)
Net asset value end of year or period	$12.15	$12.71	$11.80
Total return	(1.73)%	11.35%	19.25%
Net assets end of year or period (000s)	$317,925	$166,517	$11,715
Ratio of expenses to average net assets	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding waivers	1.14%	1.12%	1.64	%*
Ratio of expenses to average net assets excluding interest expense	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.14%	1.22%	1.64	%*
Ratio of net investment income to average net assets	2.96%	5.57%	2.56	%*
Portfolio turnover rate	38%**	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$698,499
Investments in Affiliates, at value	976,465
Repurchase agreements, at value	67,571
Cash	129
Deposits with counterparty	10
Foreign currency, at value	1,248
Receivable for investments sold	342
Receivable for Portfolio shares sold	2,065
Interest and dividends receivable	2,526
Dividends receivable from Affiliates	1,322
Variation margin receivable on financial derivative instruments	324
Reimbursement receivable from PIMCO	69
OTC swap premiums paid	1,350
Unrealized appreciation on foreign currency contracts	12,819
Unrealized appreciation on OTC swap agreements	2,610
Other assets	1
1,767,350

Liabilities:
Payable for investments in Affiliates purchased	$1,281
Deposits from counterparty	15,816
Payable for Portfolio shares redeemed	88
Written options outstanding	4,537
Accrued investment advisory fees	883
Accrued supervisory and administrative fees	108
Accrued distribution fees	277
Accrued servicing fees	55
Variation margin payable on financial derivative instruments	169
OTC swap premiums received	863
Unrealized depreciation on foreign currency contracts	9,716
Unrealized depreciation on OTC swap agreements	759
34,552

Net Assets	$1,732,798

Net Assets Consist of:
Paid in capital	$1,777,201
Undistributed net investment income	55,200
Accumulated undistributed net realized gain	17,032
Net unrealized (depreciation)	(116,635)
$1,732,798

Net Assets:
Administrative Class	$317,925
Advisor Class	1,414,873

Shares Issued and Outstanding:
Administrative Class	26,171
Advisor Class	116,364

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$12.15
Advisor Class	12.16

Cost of Investments	$773,137
Cost of Investments in Affiliates	$1,027,442
Cost of Repurchase Agreements	$67,571
Cost of Foreign Currency Held	$1,253
Premiums Received on Written Options	$7,355

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$5,928
Dividends	7,388
Dividends from Affiliate investments	37,636
Miscellaneous income	1
Total Income	50,953

Expenses:
Investment advisory fees	12,906
Supervisory and administrative fees	850
Servicing fees – Administrative Class	391
Distribution and/or servicing fees – Advisor Class	2,828
Trustees’ fees	6
Interest expense	16
Miscellaneous expense	39
Total Expenses	17,036
Waiver and/or Reimbursement by PIMCO	(6,408)
Net Expenses	10,628

Net Investment Income	40,325

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(18,593)
Net realized (loss) on Affiliate investments	(1,291)
Net capital gain distributions received from Underlying Funds	11,826
Net realized gain on futures contracts, written options and swaps	34,173
Net realized gain on foreign currency transactions	23,512
Net change in unrealized (depreciation) on investments	(88,857)
Net change in unrealized (depreciation) on Affiliate investments	(58,187)
Net change in unrealized appreciation on futures contracts, written options and swaps	5,071
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,815
Net (Loss)	(90,531)

Net (Decrease) in Net Assets Resulting from Operations	$(50,206)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$40,325	$23,726
Net realized gain	39,092	18,250
Net realized gain (loss) on Affiliate investments	(1,291)	382
Net capital gain distributions received from Underlying Funds	11,826	1,664
Net change in unrealized appreciation (depreciation)	(81,971)	16,148
Net change in unrealized appreciation (depreciation) on Affiliate investments	(58,187)	7,163
Net increase (decrease) resulting from operations	(50,206)	67,333

Distributions to Shareholders:
From net investment income
Administrative Class	(4,988)	(3,794)
Advisor Class	(20,463)	(15,950)
From net realized capital gains
Administrative Class	(2,757)	(376)
Advisor Class	(12,028)	(1,785)

Total Distributions	(40,236)	(21,905)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	899,675	840,945

Total Increase in Net Assets	809,233	886,373

Net Assets:
Beginning of year	923,565	37,192
End of year*	$1,732,798	$923,565

*Including undistributed net investment income of:	$55,200	$9,748

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.8%

BANKING & FINANCE 2.5%
Banco Santander Brasil S.A.
2.659% due 03/18/2014		$1,900	$1,811
Citigroup, Inc.
1.307% due 02/15/2013		1,600	1,571
Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,502
Dexia Credit Local
2.000% due 03/05/2013		3,200	3,078
European Financial Stability Facility
3.375% due 07/05/2021	EUR	18,000	23,692
Kreditanstalt fuer Wiederaufbau
4.625% due 12/14/2012		$3,200	3,319
NIBC Bank NV
2.800% due 12/02/2014		3,200	3,345
Nordea Bank AB
1.301% due 01/14/2014		3,400	3,294
Springleaf Finance Corp.
5.900% due 09/15/2012		300	288

			43,900

INDUSTRIALS 0.2%
New York Times Co.
5.000% due 03/15/2015		2,000	1,945
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		588	609

			2,554

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,368

Total Corporate Bonds & Notes (Cost $49,142)			47,822

U.S. TREASURY OBLIGATIONS 1.2%
U.S. Treasury Notes
0.500% due 11/30/2012		$900	903
0.625% due 06/30/2012		200	200
3.625% due 02/15/2021 (g)		16,200	18,805

Total U.S. Treasury Obligations (Cost $19,617)			19,908

SOVEREIGN ISSUES 6.7%
Australia Government Bond
5.250% due 03/15/2019	AUD	7,200	8,187
5.500% due 04/21/2023		4,800	5,634
5.750% due 05/15/2021		13,200	15,714
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	566	303
10.000% due 01/01/2014		567	301
10.000% due 01/01/2017		22,067	11,371
Canada Government Bond
1.500% due 06/01/2012	CAD	25,900	25,484
Export-Import Bank of Korea
1.592% due 03/13/2012		$1,300	1,299
Republic of Germany
2.750% due 04/08/2016	EUR	9,500	13,384
3.250% due 07/04/2021		11,200	16,384
United Kingdom Gilt
3.750% due 09/07/2020	GBP	900	1,616
4.000% due 03/07/2022		9,200	16,862

Total Sovereign Issues (Cost $117,597)			116,539

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (c)(d) 54.6%
PIMCO Emerging Local Bond Fund	6,165,425	$61,962
PIMCO Emerging Markets Bond Fund	2,078,978	23,388
PIMCO Emerging Markets Corporate Bond Fund	5,612,913	61,237
PIMCO Emerging Markets Currency Fund	3,090,122	30,623
PIMCO EqS Emerging Markets Fund	10,399,315	82,570
PIMCO EqS Pathfinder Fund™	17,428,083	169,227
PIMCO Global Advantage Strategy Bond Fund	4,469,697	50,061
PIMCO Global Bond Fund (Unhedged)	1,939,230	19,509
PIMCO Investment Grade Corporate Bond Fund	3,039,682	31,461
PIMCO Long-Term U.S. Government Fund	3,720,489	42,934
PIMCO RealEstateRealReturn Strategy Fund	639,783	3,052
PIMCO StocksPLUS® Fund	29,154,636	223,616
PIMCO Total Return Fund	8,593,108	93,407
PIMCO Unconstrained Bond Fund	4,839,481	52,702

Total Mutual Funds (Cost $996,802)		945,749

COMMON STOCKS 0.0%

INFORMATION TECHNOLOGY 0.0%
Zynga, Inc. ‘A’ (a)	31,007	292

Total Common Stocks (Cost $310)		292

EXCHANGE-TRADED FUNDS 25.6%
iShares MSCI EAFE Index Fund	1,000,287	49,544
PIMCO 0-5 Year High Yield Corporate Bond Index Fund (c)	21,711	2,131
PIMCO Investment Grade Corporate Bond Index Fund (c)	105,527	10,629
SPDR Gold Trust	1,080,792	164,270
SPDR S&P Dividend ETF	159,000	8,564
Vanguard MSCI Emerging Markets ETF	5,440,407	207,878

Total Exchange-Traded Funds (Cost $485,269)		443,016

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

REPURCHASE AGREEMENTS 3.9%
Banc of America Securities LLC
0.060% due 01/03/2012	$39,200	39,200

(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 4.500% - 6.000% due 02/15/2026 - 05/15/2038 valued at $23,263 and U.S. Treasury Notes 0.250% due 12/15/2014 valued at $16,937. Repurchase proceeds are $39,200.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.050% due 01/03/2012	$7,300	$7,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.375% due 06/30/2013 valued at $7,453. Repurchase proceeds are $7,300.)
Goldman Sachs Group, Inc. (The)
0.110% due 01/03/2012	10,000	10,000
(Dated 12/30/2011. Collateralized by Fannie Mae 3.500% due 12/01/2041 valued at $10,351. Repurchase proceeds are $10,000.)
JPMorgan Securities, Inc.
0.060% due 01/03/2012	5,200	5,200
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.500% - 1.750% due 12/31/2013 - 03/31/2014 valued at $5,308. Repurchase proceeds are $5,200)
0.070% due 01/03/2012	5,000	5,000
(Dated 12/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $5,101. Repurchase proceeds are $5,000)
State Street Bank and Trust Co.
0.010% due 01/03/2012	871	871
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $890. Repurchase proceeds are $871.)

		67,571

U.S. TREASURY BILLS 3.6%
0.045% due 03/15/2012 - 06/28/2012 (b)(f)(g)	62,152	62,143

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 1.0%
	1,792,952	17,956

Total Short-Term Instruments (Cost $147,674)		147,670

PURCHASED OPTIONS (i) 1.2%
(Cost $51,739)		21,539

Total Investments 100.6% (Cost $1,868,150)		$1,742,535

Written Options (j) (0.3%) (Premiums $7,355)		(4,537)

Other Assets and Liabilities (Net) (0.3%)		(5,200)

Net Assets 100.0%		$1,732,798

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, units, and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each Portfolio.
(e)	Cash of $10 has been pledged as collateral for equity options as of December 31, 2011.
(f)	Securities with an aggregate market value of $2,466 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $8,421 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2014	13	$4
E-mini NASDAQ 100 Index March Futures	Long	03/2012	684	(401)
E-mini S&P 500 Index March Futures	Long	03/2012	546	165
Euro-Bund 10-Year Bond March Futures	Long	03/2012	216	1,190
Put Options Strike @ EUR 129.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	1,562	(644)
Put Options Strike @ EUR 130.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	786	(244)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	726	805
United Kingdom 10-Year Gilt March Futures	Long	03/2012	85	461

				$1,336

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
New York Times Co.	BRC	(1.000%	)	03/20/2015	2.265%	$	2,000	$77	$116	$(39)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.731%		1,000	(1)	14	(15)

								$76	$130	$(54)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.433%	$	1,000	$2	$(2)	$4
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.866%		600	85	9	76
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%		200	29	(7)	36
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.764%		300	1	0	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.764%		100	0	0	0
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.764%		3,900	11	8	3
China Government International Bond	CBK	1.000%	12/20/2012	0.720%		900	3	4	(1)
China Government International Bond	CBK	1.000%	12/20/2016	1.450%		3,200	(67)	(152)	85
China Government International Bond	DUB	1.000%	12/20/2016	1.450%		1,300	(27)	(66)	39
China Government International Bond	FBF	1.000%	12/20/2016	1.450%		800	(17)	(38)	21
China Government International Bond	GST	1.000%	12/20/2012	0.720%		1,700	6	8	(2)
China Government International Bond	HUS	1.000%	12/20/2012	0.720%		1,700	5	6	(1)
China Government International Bond	RYL	1.000%	12/20/2016	1.450%		3,400	(70)	(158)	88
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	2.013%		100	(1)	(2)	1
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.013%		600	(6)	(12)	6
Gazprom Via Morgan Stanley, Inc.	GST	1.000%	12/20/2012	2.013%		1,800	(17)	(18)	1
Gazprom Via Morgan Stanley, Inc.	MYC	1.000%	12/20/2012	2.013%		1,800	(17)	(19)	2
MBIA, Inc.	CBK	5.000%	03/20/2012	18.052%		1,500	(40)	(45)	5
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.528%		100	0	0	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.528%		300	2	1	1
Russia Government International Bond	CBK	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russia Government International Bond	DUB	1.000%	12/20/2012	1.564%		200	(1)	(3)	2
Russia Government International Bond	HUS	1.000%	12/20/2012	1.564%		200	(1)	(2)	1
South Africa Government International Bond	BRC	1.000%	12/20/2012	1.015%		1,500	0	(1)	1
South Africa Government International Bond	CBK	1.000%	12/20/2012	1.015%		1,500	1	2	(1)
South Africa Government International Bond	GST	1.000%	12/20/2012	1.015%		1,500	0	0	(0)
South Africa Government International Bond	HUS	1.000%	12/20/2012	1.015%		1,500	0	0	0
South Africa Government International Bond	JPM	1.000%	12/20/2012	1.015%		1,600	0	1	(1)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
South Korea Government Bond	DUB	1.000%	12/20/2012	0.982%	$	400	$0	$(2)	$2
South Korea Government Bond	JPM	1.000%	12/20/2012	0.982%		200	0	(1)	1
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.214%	EUR	1,300	0	(11)	11
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.214%		3,900	2	(38)	40

							$(117)	$(539)	$422

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	37,360	$353	$178	$175
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	171	(202)	373
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		1,470	13	(32)	45
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		3,400	321	213	108
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		3,370	317	167	150
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		780	73	48	25
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	267	133	134
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		2,650	266	123	143

							$1,781	$628	$1,153

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS	BRL	57,100	$564	$163	$401
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HUS		30,000	62	(9)	71
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		8,400	135	38	97
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		11,300	184	9	175
Pay	1-Year BRL-CDI	11.930%	01/02/2014	HUS		7,600	123	5	118
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		10,600	229	62	167

							$1,297	$268	$1,029

Total Return Swaps on Commodities

Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	CBOT Corn March Futures	$596.590	02/24/2012	DUB	1,075,000	$(533)	$0	$(533)
Receive	CBOT Soybean March Futures	1,230.000	02/24/2012	DUB	430,000	(98)	0	(98)

						$(631)	$0	$(631)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive (7)	Sberbank of Russia	591,855	1-Month USD-LIBOR plus a specified spread	$	1,529	12/12/2012	GST	$(68)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.
(7)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

(i)	Purchased options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC London Gold Market Fixing Ltd. PM	GST	$1,565.000	08/06/2012	3,330	$283	$380
Call - OTC WTI Crude December Futures	MYC	130.000	11/15/2013	407	2,849	1,799
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	6	38	24

					$3,170	$2,203

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	724	$2,428	$275
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	2,269	9,078	1,520
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	3,017	15,245	3,107
Put - CBOT S&P 500 Index March Futures	1,100.000	03/17/2012	1,020	3,389	1,561

				$30,140	$6,463

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	6,900	$23	$38
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		19,500	77	106
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		18,560	210	57
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	98	24
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	15
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	21
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		145,000	7,743	5,940
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		134,400	5,011	3,461
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		11,300	391	171

								$13,654	$9,833

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Cost	Market Value
Put - OTC AUD versus USD	CBK	$		0.942	01/31/2012		AUD	31,000	$287	$57
Put - OTC EUR versus USD	CBK			1.200	01/05/2012		EUR	138,300	487	29
Put - OTC EUR versus USD	DUB			1.200	01/05/2012			108,000	425	23
Put - OTC EUR versus USD	BRC			1.200	01/05/2012			30,200	94	6
Call - OTC EUR versus USD	BRC			1.397	01/20/2012			12,100	135	11
Put - OTC EUR versus USD	BOA			1.200	02/29/2012			51,100	445	315
Put - OTC EUR versus USD	JPM			1.200	03/15/2012			45,000	490	402
Put - OTC EUR versus USD	DUB			1.000	05/22/2015			22,700	1,124	988
Put - OTC EUR versus USD	BPS			1.000	05/22/2015			25,000	787	1,088
Call - OTC GBP versus USD	DUB			1.620	01/20/2012		GBP	3,100	28	4
Put - OTC NZD versus USD	UAG			0.721	01/20/2012		NZD	6,400	57	6
Put - OTC USD versus CAD	CBK		CAD	1.005	01/20/2012	$		6,500	45	30
Put - OTC USD versus CHF	DUB		CHF	0.874	01/20/2012			4,800	41	9
Call - OTC USD versus JPY	DUB		JPY	79.490	01/20/2012			4,800	27	6
Call - OTC USD versus NOK	BRC		NOK	6.188	01/20/2012			4,800	55	23
Call - OTC USD versus SEK	UAG		SEK	7.299	01/20/2012			4,800	57	12

									$4,584	$3,009

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Exchanged-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$35.000	03/17/2012	1,430	$191	$31

(j)	Written options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	MYC	$140.000	11/11/2013	407	$2,991	$(1,713)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	6	38	(25)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	3,330	283	(773)

					$3,312	$(2,511)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price/Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	341	$1,296	$(152)
Put - CBOT S&P 500 Index March Futures	900.000	03/17/2012	1,020	915	(306)
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	76	40	(8)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	76	19	(45)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	233	67	(8)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	563	188	(477)

				$2,525	$(996)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	6,200	$20	$(17)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		6,200	20	(20)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		6,100	6	(1)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		6,100	6	(22)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		13,800	24	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		22,000	78	(59)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		22,000	78	(71)
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.350%	02/13/2012		7,700	6	0
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		7,700	6	(27)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		39,000	78	(2)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		41,800	57	(8)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		41,800	57	(154)
Call - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.450%	02/13/2012		3,900	7	0
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		3,900	7	(23)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		3,900	11	(4)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		3,900	11	(21)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		2,500	8	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		2,500	8	(13)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		3,800	27	(30)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		3,800	27	(21)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		5,400	33	(27)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		5,400	33	(27)
Call - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.700%	02/13/2012		3,800	15	(1)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		3,800	15	(19)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		50,700	371	(158)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		2,100	31	(38)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,100	31	(14)

								$1,071	$(781)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	BRC	$		1.288	01/20/2012		EUR	12,100	$154	$(155)
Put - OTC GBP versus USD	DUB			1.528	01/20/2012		GBP	3,100	34	(16)
Call - OTC NZD versus USD	UAG			0.789	01/20/2012		NZD	6,400	42	(32)
Call - OTC USD versus CAD	CBK		CAD	1.074	01/20/2012	$		6,500	54	(1)
Call - OTC USD versus CHF	DUB		CHF	0.952	01/20/2012			4,800	48	(30)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	DUB	JPY	75.490	01/20/2012	$	4,800	$26	$(8)
Put - OTC USD versus NOK	BRC	NOK	5.640	01/20/2012		4,800	42	0
Put - OTC USD versus SEK	UAG	SEK	6.637	01/20/2012		4,800	47	(7)

							$447	$(249)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premium
Balance at 12/31/2010	138	$67,200	AUD	5,600	EUR	4,500	GBP	0	NZD	1,800	$694
Sales	24,378	677,100		88,500		73,475		10,600		42,300	25,041
Closing Buys	(18,464)	(216,000)		(15,500)		(400)		0		0	(16,136)
Expirations	0	(156,500)		(60,400)		(55,700)		(7,500)		(35,700)	(1,917)
Exercised	0	(24,200)		(18,200)		(9,775)		0		(2,000)	(327)

Balance at 12/31/2011	6,052	$347,600	AUD	0	EUR	12,100	GBP	3,100	NZD	6,400	$7,355

(k)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	82,770	02/2012	BRC	$103	$0	$103
Sell		99,869	02/2012	WST	0	(3,500)	(3,500)
Buy	BRL	96,857	01/2012	DUB	0	(1,600)	(1,600)
Sell		96,857	01/2012	DUB	0	(292)	(292)
Buy		96,857	01/2012	HUS	292	0	292
Sell		96,857	01/2012	HUS	0	(1,396)	(1,396)
Sell		96,857	03/2012	DUB	1,624	0	1,624
Sell	CAD	3,363	01/2012	CBK	0	(49)	(49)
Sell		3,363	01/2012	UAG	0	(49)	(49)
Sell		4,787	02/2012	DUB	0	(6)	(6)
Sell	CHF	2,183	01/2012	DUB	75	0	75
Sell		2,183	01/2012	JPM	75	0	75
Buy		7,500	03/2012	BRC	0	(104)	(104)
Sell	CNY	30,402	02/2012	JPM	0	(124)	(124)
Buy		20,797	06/2012	BRC	0	(32)	(32)
Sell		38,546	06/2012	BRC	0	(38)	(38)
Buy		20,728	06/2012	CBK	2	0	2
Buy		68,000	06/2012	HUS	8	0	8
Sell		92,570	06/2012	HUS	0	(78)	(78)
Buy		180,099	06/2012	JPM	7	(102)	(95)
Sell		21,071	06/2012	JPM	0	(11)	(11)
Sell		120,348	06/2012	MSC	0	(114)	(114)
Sell		23,682	06/2012	UAG	0	(22)	(22)
Buy		7,000	08/2013	DUB	0	(28)	(28)
Buy		21,424	08/2013	UAG	0	(57)	(57)
Buy		9,400	09/2015	DUB	0	(104)	(104)
Sell	EUR	15,091	01/2012	BRC	778	0	778
Sell		12,169	01/2012	CBK	952	0	952
Buy		7,798	01/2012	DUB	0	(474)	(474)
Sell		18,773	01/2012	DUB	1,717	0	1,717
Buy		13,831	01/2012	FBL	0	(1,134)	(1,134)
Sell		13,335	01/2012	JPM	810	0	810
Sell		6,937	01/2012	UAG	589	0	589
Sell	GBP	1,550	01/2012	DUB	37	0	37
Sell		1,550	01/2012	JPM	37	0	37
Buy		114	03/2012	BRC	0	(1)	(1)
Buy		7,327	03/2012	JPM	0	(120)	(120)
Buy		114	03/2012	UAG	0	(2)	(2)
Sell	HUF	246,689	01/2012	CBK	87	0	87
Sell	IDR	150,139,000	01/2012	UAG	471	0	471
Sell	INR	378,166	07/2012	JPM	574	0	574
Buy	JPY	919,119	01/2012	DUB	16	(23)	(7)
Buy		185,919	01/2012	JPM	16	0	16
Sell	KRW	27,479,007	02/2012	CBK	971	0	971

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	64,865	03/2012	HUS	$159	$0	$159
Sell	MYR	9,807	04/2012	CBK	92	0	92
Buy	NOK	14,112	01/2012	BRC	0	(42)	(42)
Buy		14,113	01/2012	CBK	0	(42)	(42)
Buy		25,215	03/2012	BRC	0	(146)	(146)
Buy	NZD	6,400	01/2012	UAG	134	0	134
Sell	PLN	17,165	02/2012	CBK	620	0	620
Sell	RUB	432,034	03/2012	CBK	1,313	0	1,313
Buy	SEK	16,629	01/2012	BRC	14	0	14
Buy		16,629	01/2012	UAG	14	0	14
Buy		10,507	03/2012	BRC	0	(26)	(26)
Sell	TRY	3,274	01/2012	JPM	24	0	24
Sell	TWD	90,880	01/2012	CBK	167	0	167
Sell		536,424	01/2012	HUS	883	0	883
Sell	ZAR	49,679	01/2012	HUS	158	0	158

					$12,819	$(9,716)	$3,103

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$43,900	$0	$43,900
Industrials	0	2,554	0	2,554
Utilities	0	1,368	0	1,368
U.S. Treasury Obligations	0	19,908	0	19,908
Sovereign Issues	0	116,539	0	116,539
Mutual Funds	945,749	0	0	945,749
Common Stocks
Information Technology	292	0	0	292
Exchange-Traded Funds	443,016	0	0	443,016
Short-Term Instruments
Repurchase Agreements	0	67,571	0	67,571
U.S. Treasury Bills	0	62,143	0	62,143
PIMCO Short-Term Floating NAV Portfolio	17,956	0	0	17,956
Purchased Options
Commodity Contracts	0	2,203	0	2,203
Equity Contracts	6,494	0	0	6,494
Foreign Exchange Contracts	0	3,009	0	3,009
Interest Rate Contracts	0	9,833	0	9,833
	$1,413,507	$329,028	$0	$1,742,535

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1,581	$0	$1,581
Equity Contracts	165	0	0	165
Foreign Exchange Contracts	0	12,819	0	12,819
Interest Rate Contracts	2,460	1,029	0	3,489
	$2,625	$15,429	$0	$18,054

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	(3,142)	0	(3,142)
Credit Contracts	0	(60)	0	(60)
Equity Contracts	(859)	(68)	0	(927)
Foreign Exchange Contracts	0	(9,965)	0	(9,965)
Interest Rate Contracts	(888)	(1,319)	0	(2,207)
	$(1,747)	$(14,554)	$0	$(16,301)

Totals	$1,414,385	$329,903	$0	$1,744,288

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Purchased Options
Commodity Contracts	$11	$0	$(15)	$0	$4	$0	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(14)	$30	$0	$0	$(6)	$(10)	$0	$0	$0	$0

Totals	$(3)	$30	$(15)	$0	$(2)	$(10)	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$2,203	$0	$6,494	$3,009	$9,833	$21,539
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	324	324
Unrealized appreciation on foreign currency contracts	0	0	0	12,819	0	12,819
Unrealized appreciation on OTC swap agreements	0	1,581	0	0	1,029	2,610

	$2,203	$1,581	$6,494	$15,828	$11,186	$37,292

Liabilities:
Written options outstanding	$2,511	$0	$458	$249	$1,319	$4,537
Variation margin payable on financial derivative instruments (2)	0	0	169	0	0	169
Unrealized depreciation on foreign currency contracts	0	0	0	9,716	0	9,716
Unrealized depreciation on OTC swap agreements	631	60	68	0	0	759

	$3,142	$60	$695	$9,965	$1,319	$15,181

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(1,184)	$0	$(2,661)	$(2,791)	$319	$(6,317)
Net realized gain on futures contracts, written options and swaps	8,431	679	6,280	2,113	16,670	34,173
Net realized gain on foreign currency transactions	0	0	0	15,808	0	15,808

	$7,247	$679	$3,619	$15,130	$16,989	$43,664

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(959)	$0	$(22,935)	$(828)	$(3,923)	$(28,645)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(549)	1,136	1,752	231	2,501	5,071
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,967	0	1,967

	$(1,508)	$1,136	$(21,183)	$1,370	$(1,422)	$(21,607)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,336 as reported in the Notes to Schedule of Investments.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Portfolio			PIMCO Cayman Commodity Portfolio II Ltd. (Subsidiary)
BOA	$1,448	$(1,560)	$(112)	$0	$0	$0
BPS	1,065	(1,060)	5	0	0	0
BRC	661	442	1,103	0	0	0
CBK	4,102	(3,680)	422	0	0	0
DUB	2,040	(2,080)	(40)	(631)	391	(240)
FBF	599	(780)	(181)	0	0	0
FBL	(1,134)	923	(211)	0	0	0
GLM	17	(10)	7	0	0	0
GST	(811)	710	(101)	380	(290)	90
HUS	779	(940)	(161)	0	0	0
JPM	7,390	(7,357)	33	0	0	0
MSC	(114)	0	(114)	0	0	0
MYC	3,771	(4,755)	(984)	(1)	0	(1)
RYL	28	0	28	0	0	0
SOG	0	0	0	0	0	0
UAG	856	(660)	196	0	0	0
WST	(3,500)	0	(3,500)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparties Risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi- Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s brokerage account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Exchange-Traded Funds  The Portfolio may enter into options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2011 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Portfolio II Ltd.	11/21/2008	01/14/2009	$1,732,798	$174,060	10.0%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any

Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2011, the amount was $5,878,361.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA

Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2011, the amount was $529,778.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,692	$0

The PIMCO Global Multi-Asset Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$0	$2,046	$0	$0	$85	$2,131	$31
PIMCO 3-7 Year U.S. Treasury Index Fund	769	0	(770)	17	(16)	0	0
PIMCO CommodityRealReturn Strategy Fund®	3,357	1,449	(4,375)	(145)	(286)	0	549
PIMCO Emerging Local Bond Fund	43,354	22,587	0	0	(3,979)	61,962	2,915
PIMCO Emerging Markets Bond Fund	17,138	5,916	0	0	334	23,388	1,127
PIMCO Emerging Markets Corporate Bond Fund	52,903	10,764	0	0	(2,430)	61,237	2,932
PIMCO Emerging Markets Currency Fund	7,969	25,733	0	0	(3,079)	30,623	428
PIMCO EqS Emerging Markets Fund	0	97,960	0	0	(15,390)	82,570	269
PIMCO EqS Pathfinder FundTM	77,083	101,818	0	0	(9,674)	169,227	1,185
PIMCO Global Advantage Strategy Bond Fund	82,762	17,982	(53,020)	737	1,600	50,061	2,655
PIMCO Global Bond Fund (Unhedged)	15,937	2,982	0	0	590	19,509	987
PIMCO Investment Grade Corporate Bond Fund	13,771	39,324	(21,600)	(678)	644	31,461	2,176
PIMCO Investment Grade Corporate Bond Index Fund	6,758	3,692	0	0	179	10,629	351
PIMCO Long-Term U.S. Government Fund	0	60,888	(14,745)	698	(3,907)	42,934	4,938
PIMCO Real Return Fund	0	1,426	(1,480)	55	(1)	0	27
PIMCO RealEstateRealReturn Strategy Fund	0	2,943	0	0	109	3,052	424
PIMCO Short-Term Floating NAV Portfolio	59,729	129	(41,900)	(10)	8	17,956	129
PIMCO StocksPLUS® Fund	136,824	112,746	(3,220)	(556)	(22,178)	223,616	12,605
PIMCO Total Return Fund	59,826	54,683	(20,000)	(1,409)	307	93,407	2,719
PIMCO Unconstrained Bond Fund	30,121	23,684	0	0	(1,103)	52,702	1,189
Totals	$608,301	$588,752	$(161,110)	$(1,291)	$(58,187)	$976,465	$37,636

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$59,500	$67,372	$1,482,344	$477,969

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	13,648	$175,883	11,847	$143,754
Advisor Class	57,201	735,727	56,094	678,296
Issued as reinvestment of distributions
Administrative Class	615	7,746	328	4,109
Advisor Class	2,578	32,490	1,420	17,796
Cost of shares redeemed
Administrative Class	(1,192)	(14,956)	(68)	(809)
Advisor Class	(2,907)	(37,215)	(182)	(2,201)
Net increase resulting from Portfolio share transactions	69,943	$899,675	69,439	$840,945

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2009-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$57,458	$7,462	$(107,722)	$(1,600)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,879,623	$4,148	$(141,236)	$(137,087)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$35,063	$5,173	$—
12/31/2010	$21,744	$161	$—

(4)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

DECEMBER 31, 2011	ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

11.13%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT31AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Global Multi-Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, and PIMCO RealRetirement® Funds (“Underlying PIMCO Funds”) and other affiliated, including PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio or an Acquired Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mutual Funds	54.3%
Exchange-Traded Funds	25.4%
Short-Term Instruments	8.5%
Sovereign Issues	6.7%
Corporate Bonds & Notes	2.7%
Other	2.4%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Advisor Class	-1.80%	10.23%
MSCI World Index±	-5.54%	13.45%	*
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index±±	-0.01%	11.45%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.74% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$939.30	$1,021.17
Expenses Paid During Period*	$3.91	$4.08
Net Annualized Expense Ratio**	0.80%	0.80%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds and special purpose vehicles. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940(“1940 Act”), fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund and PIMCO RealRetirement® Funds, as well as funds of PIMCO Equity Series, an affiliated open-end investment company) and PIMCO ETF Trust, an affiliated open-end investment company. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

»	An out-of-benchmark allocation to emerging markets equities detracted from performance as emerging markets equities underperformed the MSCI World Index over the reporting period.

»

While the Portfolio’s exposure to international (EAFE) equities detracted from absolute performance as EAFE equities declined over the reporting period, an underweight to EAFE equities benefited relative performance.

»

An out-of-benchmark allocation to high quality developed sovereign bonds outside the U.S., particularly German Bunds, contributed to performance as the German ten-year yield fell over the reporting period.

»	An out-of-benchmark allocation to gold contributed to performance as gold posted positive returns for the reporting period.

»

Tail-risk hedges, largely S&P 500 Index put options, detracted from performance during the reporting period, as losses during the fourth quarter offset gains from tail-risk hedging earlier in the year as the S&P 500 Index rallied and overall equity volatility (measured by the VIX Index) declined.

»

An overweight to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to relative performance as the ten-year U.S. Treasury yield declined over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$12.72	$11.79	$10.00
Net investment income (a)	0.37	0.70	0.34
Net realized/unrealized gain (loss)	(0.59)	0.62	1.58
Total income (loss) from investment operations	(0.22)	1.32	1.92
Dividends from net investment income	(0.23)	(0.36)	(0.09)
Distributions from net realized capital gains	(0.11)	(0.03)	(0.04)
Total distributions	(0.34)	(0.39)	(0.13)
Net asset value end of year or period	$12.16	$12.72	$11.79
Total return	(1.80)%	11.34%	19.11%
Net assets end of year or period (000s)	$1,414,873	$757,048	$25,477
Ratio of expenses to average net assets	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding waivers	1.24%	1.22%	2.15	%*
Ratio of expenses to average net assets excluding interest expense	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.24%	1.22%	2.15	%*
Ratio of net investment income to average net assets	2.88%	5.69%	4.01	%*
Portfolio turnover rate	38%**	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$698,499
Investments in Affiliates, at value	976,465
Repurchase agreements, at value	67,571
Cash	129
Deposits with counterparty	10
Foreign currency, at value	1,248
Receivable for investments sold	342
Receivable for Portfolio shares sold	2,065
Interest and dividends receivable	2,526
Dividends receivable from Affiliates	1,322
Variation margin receivable on financial derivative instruments	324
Reimbursement receivable from PIMCO	69
OTC swap premiums paid	1,350
Unrealized appreciation on foreign currency contracts	12,819
Unrealized appreciation on OTC swap agreements	2,610
Other assets	1
1,767,350

Liabilities:
Payable for investments in Affiliates purchased	$1,281
Deposits from counterparty	15,816
Payable for Portfolio shares redeemed	88
Written options outstanding	4,537
Accrued investment advisory fees	883
Accrued supervisory and administrative fees	108
Accrued distribution fees	277
Accrued servicing fees	55
Variation margin payable on financial derivative instruments	169
OTC swap premiums received	863
Unrealized depreciation on foreign currency contracts	9,716
Unrealized depreciation on OTC swap agreements	759
34,552

Net Assets	$1,732,798

Net Assets Consist of:
Paid in capital	$1,777,201
Undistributed net investment income	55,200
Accumulated undistributed net realized gain	17,032
Net unrealized (depreciation)	(116,635)
$1,732,798

Net Assets:
Administrative Class	$317,925
Advisor Class	1,414,873

Shares Issued and Outstanding:
Administrative Class	26,171
Advisor Class	116,364

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$12.15
Advisor Class	12.16

Cost of Investments	$773,137
Cost of Investments in Affiliates	$1,027,442
Cost of Repurchase Agreements	$67,571
Cost of Foreign Currency Held	$1,253
Premiums Received on Written Options	$7,355

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$5,928
Dividends	7,388
Dividends from Affiliate investments	37,636
Miscellaneous income	1
Total Income	50,953

Expenses:
Investment advisory fees	12,906
Supervisory and administrative fees	850
Servicing fees – Administrative Class	391
Distribution and/or servicing fees – Advisor Class	2,828
Trustees’ fees	6
Interest expense	16
Miscellaneous expense	39
Total Expenses	17,036
Waiver and/or Reimbursement by PIMCO	(6,408)
Net Expenses	10,628

Net Investment Income	40,325

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(18,593)
Net realized (loss) on Affiliate investments	(1,291)
Net capital gain distributions received from Underlying Funds	11,826
Net realized gain on futures contracts, written options and swaps	34,173
Net realized gain on foreign currency transactions	23,512
Net change in unrealized (depreciation) on investments	(88,857)
Net change in unrealized (depreciation) on Affiliate investments	(58,187)
Net change in unrealized appreciation on futures contracts, written options and swaps	5,071
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,815
Net (Loss)	(90,531)

Net (Decrease) in Net Assets Resulting from Operations	$(50,206)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$40,325	$23,726
Net realized gain	39,092	18,250
Net realized gain (loss) on Affiliate investments	(1,291)	382
Net capital gain distributions received from Underlying Funds	11,826	1,664
Net change in unrealized appreciation (depreciation)	(81,971)	16,148
Net change in unrealized appreciation (depreciation) on Affiliate investments	(58,187)	7,163
Net increase (decrease) resulting from operations	(50,206)	67,333

Distributions to Shareholders:
From net investment income
Administrative Class	(4,988)	(3,794)
Advisor Class	(20,463)	(15,950)
From net realized capital gains
Administrative Class	(2,757)	(376)
Advisor Class	(12,028)	(1,785)

Total Distributions	(40,236)	(21,905)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	899,675	840,945

Total Increase in Net Assets	809,233	886,373

Net Assets:
Beginning of year	923,565	37,192
End of year*	$1,732,798	$923,565

*Including undistributed net investment income of:	$55,200	$9,748

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.8%

BANKING & FINANCE 2.5%
Banco Santander Brasil S.A.
2.659% due 03/18/2014		$1,900	$1,811
Citigroup, Inc.
1.307% due 02/15/2013		1,600	1,571
Commonwealth Bank of Australia
3.625% due 06/25/2014		3,300	3,502
Dexia Credit Local
2.000% due 03/05/2013		3,200	3,078
European Financial Stability Facility
3.375% due 07/05/2021	EUR	18,000	23,692
Kreditanstalt fuer Wiederaufbau
4.625% due 12/14/2012		$3,200	3,319
NIBC Bank NV
2.800% due 12/02/2014		3,200	3,345
Nordea Bank AB
1.301% due 01/14/2014		3,400	3,294
Springleaf Finance Corp.
5.900% due 09/15/2012		300	288

			43,900

INDUSTRIALS 0.2%
New York Times Co.
5.000% due 03/15/2015		2,000	1,945
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		588	609

			2,554

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,368

Total Corporate Bonds & Notes (Cost $49,142)			47,822

U.S. TREASURY OBLIGATIONS 1.2%
U.S. Treasury Notes
0.500% due 11/30/2012		$900	903
0.625% due 06/30/2012		200	200
3.625% due 02/15/2021 (g)		16,200	18,805

Total U.S. Treasury Obligations (Cost $19,617)			19,908

SOVEREIGN ISSUES 6.7%
Australia Government Bond
5.250% due 03/15/2019	AUD	7,200	8,187
5.500% due 04/21/2023		4,800	5,634
5.750% due 05/15/2021		13,200	15,714
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	566	303
10.000% due 01/01/2014		567	301
10.000% due 01/01/2017		22,067	11,371
Canada Government Bond
1.500% due 06/01/2012	CAD	25,900	25,484
Export-Import Bank of Korea
1.592% due 03/13/2012		$1,300	1,299
Republic of Germany
2.750% due 04/08/2016	EUR	9,500	13,384
3.250% due 07/04/2021		11,200	16,384
United Kingdom Gilt
3.750% due 09/07/2020	GBP	900	1,616
4.000% due 03/07/2022		9,200	16,862

Total Sovereign Issues (Cost $117,597)			116,539

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (c)(d) 54.6%
PIMCO Emerging Local Bond Fund	6,165,425	$61,962
PIMCO Emerging Markets Bond Fund	2,078,978	23,388
PIMCO Emerging Markets Corporate Bond Fund	5,612,913	61,237
PIMCO Emerging Markets Currency Fund	3,090,122	30,623
PIMCO EqS Emerging Markets Fund	10,399,315	82,570
PIMCO EqS Pathfinder Fund™	17,428,083	169,227
PIMCO Global Advantage Strategy Bond Fund	4,469,697	50,061
PIMCO Global Bond Fund (Unhedged)	1,939,230	19,509
PIMCO Investment Grade Corporate Bond Fund	3,039,682	31,461
PIMCO Long-Term U.S. Government Fund	3,720,489	42,934
PIMCO RealEstateRealReturn Strategy Fund	639,783	3,052
PIMCO StocksPLUS® Fund	29,154,636	223,616
PIMCO Total Return Fund	8,593,108	93,407
PIMCO Unconstrained Bond Fund	4,839,481	52,702

Total Mutual Funds (Cost $996,802)		945,749

COMMON STOCKS 0.0%

INFORMATION TECHNOLOGY 0.0%
Zynga, Inc. ‘A’ (a)	31,007	292

Total Common Stocks (Cost $310)		292

EXCHANGE-TRADED FUNDS 25.6%
iShares MSCI EAFE Index Fund	1,000,287	49,544
PIMCO 0-5 Year High Yield Corporate Bond Index Fund (c)	21,711	2,131
PIMCO Investment Grade Corporate Bond Index Fund (c)	105,527	10,629
SPDR Gold Trust	1,080,792	164,270
SPDR S&P Dividend ETF	159,000	8,564
Vanguard MSCI Emerging Markets ETF	5,440,407	207,878

Total Exchange-Traded Funds (Cost $485,269)		443,016

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

REPURCHASE AGREEMENTS 3.9%
Banc of America Securities LLC
0.060% due 01/03/2012	$39,200	39,200

(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 4.500% - 6.000% due 02/15/2026 - 05/15/2038 valued at $23,263 and U.S. Treasury Notes 0.250% due 12/15/2014 valued at $16,937. Repurchase proceeds are $39,200.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.050% due 01/03/2012	$7,300	$7,300
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.375% due 06/30/2013 valued at $7,453. Repurchase proceeds are $7,300.)
Goldman Sachs Group, Inc. (The)
0.110% due 01/03/2012	10,000	10,000
(Dated 12/30/2011. Collateralized by Fannie Mae 3.500% due 12/01/2041 valued at $10,351. Repurchase proceeds are $10,000.)
JPMorgan Securities, Inc.
0.060% due 01/03/2012	5,200	5,200
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.500% - 1.750% due 12/31/2013 - 03/31/2014 valued at $5,308. Repurchase proceeds are $5,200)
0.070% due 01/03/2012	5,000	5,000
(Dated 12/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $5,101. Repurchase proceeds are $5,000)
State Street Bank and Trust Co.
0.010% due 01/03/2012	871	871
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $890. Repurchase proceeds are $871.)

		67,571

U.S. TREASURY BILLS 3.6%
0.045% due 03/15/2012 - 06/28/2012 (b)(f)(g)	62,152	62,143

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 1.0%
	1,792,952	17,956

Total Short-Term Instruments (Cost $147,674)		147,670

PURCHASED OPTIONS (i) 1.2%
(Cost $51,739)		21,539

Total Investments 100.6% (Cost $1,868,150)		$1,742,535

Written Options (j) (0.3%) (Premiums $7,355)		(4,537)

Other Assets and Liabilities (Net) (0.3%)		(5,200)

Net Assets 100.0%		$1,732,798

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts, units, and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	Institutional Class Shares of each Portfolio.
(e)	Cash of $10 has been pledged as collateral for equity options as of December 31, 2011.
(f)	Securities with an aggregate market value of $2,466 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $8,421 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2014	13	$4
E-mini NASDAQ 100 Index March Futures	Long	03/2012	684	(401)
E-mini S&P 500 Index March Futures	Long	03/2012	546	165
Euro-Bund 10-Year Bond March Futures	Long	03/2012	216	1,190
Put Options Strike @ EUR 129.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	1,562	(644)
Put Options Strike @ EUR 130.000 on Euro-Bund 10-Year Bond March Futures	Long	03/2012	786	(244)
U.S. Treasury 10-Year Note March Futures	Long	03/2012	726	805
United Kingdom 10-Year Gilt March Futures	Long	03/2012	85	461

				$1,336

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
New York Times Co.	BRC	(1.000%	)	03/20/2015	2.265%	$	2,000	$77	$116	$(39)
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.731%		1,000	(1)	14	(15)

								$76	$130	$(54)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.433%	$	1,000	$2	$(2)	$4
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.866%		600	85	9	76
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%		200	29	(7)	36
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.764%		300	1	0	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.764%		100	0	0	0
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.764%		3,900	11	8	3
China Government International Bond	CBK	1.000%	12/20/2012	0.720%		900	3	4	(1)
China Government International Bond	CBK	1.000%	12/20/2016	1.450%		3,200	(67)	(152)	85
China Government International Bond	DUB	1.000%	12/20/2016	1.450%		1,300	(27)	(66)	39
China Government International Bond	FBF	1.000%	12/20/2016	1.450%		800	(17)	(38)	21
China Government International Bond	GST	1.000%	12/20/2012	0.720%		1,700	6	8	(2)
China Government International Bond	HUS	1.000%	12/20/2012	0.720%		1,700	5	6	(1)
China Government International Bond	RYL	1.000%	12/20/2016	1.450%		3,400	(70)	(158)	88
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	2.013%		100	(1)	(2)	1
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.013%		600	(6)	(12)	6
Gazprom Via Morgan Stanley, Inc.	GST	1.000%	12/20/2012	2.013%		1,800	(17)	(18)	1
Gazprom Via Morgan Stanley, Inc.	MYC	1.000%	12/20/2012	2.013%		1,800	(17)	(19)	2
MBIA, Inc.	CBK	5.000%	03/20/2012	18.052%		1,500	(40)	(45)	5
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.528%		100	0	0	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.528%		300	2	1	1
Russia Government International Bond	CBK	1.000%	12/20/2012	1.564%		100	0	(1)	1
Russia Government International Bond	DUB	1.000%	12/20/2012	1.564%		200	(1)	(3)	2
Russia Government International Bond	HUS	1.000%	12/20/2012	1.564%		200	(1)	(2)	1
South Africa Government International Bond	BRC	1.000%	12/20/2012	1.015%		1,500	0	(1)	1
South Africa Government International Bond	CBK	1.000%	12/20/2012	1.015%		1,500	1	2	(1)
South Africa Government International Bond	GST	1.000%	12/20/2012	1.015%		1,500	0	0	(0)
South Africa Government International Bond	HUS	1.000%	12/20/2012	1.015%		1,500	0	0	0
South Africa Government International Bond	JPM	1.000%	12/20/2012	1.015%		1,600	0	1	(1)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
South Korea Government Bond	DUB	1.000%	12/20/2012	0.982%	$	400	$0	$(2)	$2
South Korea Government Bond	JPM	1.000%	12/20/2012	0.982%		200	0	(1)	1
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.214%	EUR	1,300	0	(11)	11
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.214%		3,900	2	(38)	40

							$(117)	$(539)	$422

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	37,360	$353	$178	$175
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		18,100	171	(202)	373
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		1,470	13	(32)	45
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		3,400	321	213	108
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		3,370	317	167	150
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		780	73	48	25
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		2,650	267	133	134
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		2,650	266	123	143

							$1,781	$628	$1,153

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS	BRL	57,100	$564	$163	$401
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HUS		30,000	62	(9)	71
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		8,400	135	38	97
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		11,300	184	9	175
Pay	1-Year BRL-CDI	11.930%	01/02/2014	HUS		7,600	123	5	118
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		10,600	229	62	167

							$1,297	$268	$1,029

Total Return Swaps on Commodities

Pay/ Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	CBOT Corn March Futures	$596.590	02/24/2012	DUB	1,075,000	$(533)	$0	$(533)
Receive	CBOT Soybean March Futures	1,230.000	02/24/2012	DUB	430,000	(98)	0	(98)

						$(631)	$0	$(631)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive (7)	Sberbank of Russia	591,855	1-Month USD-LIBOR plus a specified spread	$	1,529	12/12/2012	GST	$(68)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.
(7)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

(i)	Purchased options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC London Gold Market Fixing Ltd. PM	GST	$1,565.000	08/06/2012	3,330	$283	$380
Call - OTC WTI Crude December Futures	MYC	130.000	11/15/2013	407	2,849	1,799
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	6	38	24

					$3,170	$2,203

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	724	$2,428	$275
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	2,269	9,078	1,520
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	3,017	15,245	3,107
Put - CBOT S&P 500 Index March Futures	1,100.000	03/17/2012	1,020	3,389	1,561

				$30,140	$6,463

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	6,900	$23	$38
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		19,500	77	106
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		18,560	210	57
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		8,000	98	24
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		5,000	31	15
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	7.500%	04/16/2015		7,000	70	21
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		145,000	7,743	5,940
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		134,400	5,011	3,461
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		11,300	391	171

								$13,654	$9,833

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Cost	Market Value
Put - OTC AUD versus USD	CBK	$		0.942	01/31/2012		AUD	31,000	$287	$57
Put - OTC EUR versus USD	CBK			1.200	01/05/2012		EUR	138,300	487	29
Put - OTC EUR versus USD	DUB			1.200	01/05/2012			108,000	425	23
Put - OTC EUR versus USD	BRC			1.200	01/05/2012			30,200	94	6
Call - OTC EUR versus USD	BRC			1.397	01/20/2012			12,100	135	11
Put - OTC EUR versus USD	BOA			1.200	02/29/2012			51,100	445	315
Put - OTC EUR versus USD	JPM			1.200	03/15/2012			45,000	490	402
Put - OTC EUR versus USD	DUB			1.000	05/22/2015			22,700	1,124	988
Put - OTC EUR versus USD	BPS			1.000	05/22/2015			25,000	787	1,088
Call - OTC GBP versus USD	DUB			1.620	01/20/2012		GBP	3,100	28	4
Put - OTC NZD versus USD	UAG			0.721	01/20/2012		NZD	6,400	57	6
Put - OTC USD versus CAD	CBK		CAD	1.005	01/20/2012	$		6,500	45	30
Put - OTC USD versus CHF	DUB		CHF	0.874	01/20/2012			4,800	41	9
Call - OTC USD versus JPY	DUB		JPY	79.490	01/20/2012			4,800	27	6
Call - OTC USD versus NOK	BRC		NOK	6.188	01/20/2012			4,800	55	23
Call - OTC USD versus SEK	UAG		SEK	7.299	01/20/2012			4,800	57	12

									$4,584	$3,009

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Options on Exchanged-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI EAFE Index Fund	$35.000	03/17/2012	1,430	$191	$31

(j)	Written options outstanding on December 31, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	MYC	$140.000	11/11/2013	407	$2,991	$(1,713)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	6	38	(25)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	3,330	283	(773)

					$3,312	$(2,511)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price/ Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	341	$1,296	$(152)
Put - CBOT S&P 500 Index March Futures	900.000	03/17/2012	1,020	915	(306)
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	76	40	(8)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	76	19	(45)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	233	67	(8)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	563	188	(477)

				$2,525	$(996)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	6,200	$20	$(17)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		6,200	20	(20)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		6,100	6	(1)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		6,100	6	(22)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		13,800	24	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		22,000	78	(59)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		22,000	78	(71)
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.350%	02/13/2012		7,700	6	0
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		7,700	6	(27)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		39,000	78	(2)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		41,800	57	(8)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		41,800	57	(154)
Call - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.450%	02/13/2012		3,900	7	0
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		3,900	7	(23)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		3,900	11	(4)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		3,900	11	(21)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		2,500	8	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		2,500	8	(13)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		3,800	27	(30)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		3,800	27	(21)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		5,400	33	(27)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		5,400	33	(27)
Call - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.700%	02/13/2012		3,800	15	(1)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		3,800	15	(19)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		50,700	371	(158)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		2,100	31	(38)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,100	31	(14)

								$1,071	$(781)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	BRC	$		1.288	01/20/2012		EUR	12,100	$154	$(155)
Put - OTC GBP versus USD	DUB			1.528	01/20/2012		GBP	3,100	34	(16)
Call - OTC NZD versus USD	UAG			0.789	01/20/2012		NZD	6,400	42	(32)
Call - OTC USD versus CAD	CBK		CAD	1.074	01/20/2012	$		6,500	54	(1)
Call - OTC USD versus CHF	DUB		CHF	0.952	01/20/2012			4,800	48	(30)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	DUB	JPY	75.490	01/20/2012	$	4,800	$26	$(8)
Put - OTC USD versus NOK	BRC	NOK	5.640	01/20/2012		4,800	42	0
Put - OTC USD versus SEK	UAG	SEK	6.637	01/20/2012		4,800	47	(7)

							$447	$(249)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premium
Balance at 12/31/2010	138	$67,200	AUD	5,600	EUR	4,500	GBP	0	NZD	1,800	$694
Sales	24,378	677,100		88,500		73,475		10,600		42,300	25,041
Closing Buys	(18,464)	(216,000)		(15,500)		(400)		0		0	(16,136)
Expirations	0	(156,500)		(60,400)		(55,700)		(7,500)		(35,700)	(1,917)
Exercised	0	(24,200)		(18,200)		(9,775)		0		(2,000)	(327)

Balance at 12/31/2011	6,052	$347,600	AUD	0	EUR	12,100	GBP	3,100	NZD	6,400	$7,355

(k)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	82,770	02/2012	BRC	$103	$0	$103
Sell		99,869	02/2012	WST	0	(3,500)	(3,500)
Buy	BRL	96,857	01/2012	DUB	0	(1,600)	(1,600)
Sell		96,857	01/2012	DUB	0	(292)	(292)
Buy		96,857	01/2012	HUS	292	0	292
Sell		96,857	01/2012	HUS	0	(1,396)	(1,396)
Sell		96,857	03/2012	DUB	1,624	0	1,624
Sell	CAD	3,363	01/2012	CBK	0	(49)	(49)
Sell		3,363	01/2012	UAG	0	(49)	(49)
Sell		4,787	02/2012	DUB	0	(6)	(6)
Sell	CHF	2,183	01/2012	DUB	75	0	75
Sell		2,183	01/2012	JPM	75	0	75
Buy		7,500	03/2012	BRC	0	(104)	(104)
Sell	CNY	30,402	02/2012	JPM	0	(124)	(124)
Buy		20,797	06/2012	BRC	0	(32)	(32)
Sell		38,546	06/2012	BRC	0	(38)	(38)
Buy		20,728	06/2012	CBK	2	0	2
Buy		68,000	06/2012	HUS	8	0	8
Sell		92,570	06/2012	HUS	0	(78)	(78)
Buy		180,099	06/2012	JPM	7	(102)	(95)
Sell		21,071	06/2012	JPM	0	(11)	(11)
Sell		120,348	06/2012	MSC	0	(114)	(114)
Sell		23,682	06/2012	UAG	0	(22)	(22)
Buy		7,000	08/2013	DUB	0	(28)	(28)
Buy		21,424	08/2013	UAG	0	(57)	(57)
Buy		9,400	09/2015	DUB	0	(104)	(104)
Sell	EUR	15,091	01/2012	BRC	778	0	778
Sell		12,169	01/2012	CBK	952	0	952
Buy		7,798	01/2012	DUB	0	(474)	(474)
Sell		18,773	01/2012	DUB	1,717	0	1,717
Buy		13,831	01/2012	FBL	0	(1,134)	(1,134)
Sell		13,335	01/2012	JPM	810	0	810
Sell		6,937	01/2012	UAG	589	0	589
Sell	GBP	1,550	01/2012	DUB	37	0	37
Sell		1,550	01/2012	JPM	37	0	37
Buy		114	03/2012	BRC	0	(1)	(1)
Buy		7,327	03/2012	JPM	0	(120)	(120)
Buy		114	03/2012	UAG	0	(2)	(2)
Sell	HUF	246,689	01/2012	CBK	87	0	87
Sell	IDR	150,139,000	01/2012	UAG	471	0	471
Sell	INR	378,166	07/2012	JPM	574	0	574
Buy	JPY	919,119	01/2012	DUB	16	(23)	(7)
Buy		185,919	01/2012	JPM	16	0	16
Sell	KRW	27,479,007	02/2012	CBK	971	0	971

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	64,865	03/2012	HUS	$159	$0	$159
Sell	MYR	9,807	04/2012	CBK	92	0	92
Buy	NOK	14,112	01/2012	BRC	0	(42)	(42)
Buy		14,113	01/2012	CBK	0	(42)	(42)
Buy		25,215	03/2012	BRC	0	(146)	(146)
Buy	NZD	6,400	01/2012	UAG	134	0	134
Sell	PLN	17,165	02/2012	CBK	620	0	620
Sell	RUB	432,034	03/2012	CBK	1,313	0	1,313
Buy	SEK	16,629	01/2012	BRC	14	0	14
Buy		16,629	01/2012	UAG	14	0	14
Buy		10,507	03/2012	BRC	0	(26)	(26)
Sell	TRY	3,274	01/2012	JPM	24	0	24
Sell	TWD	90,880	01/2012	CBK	167	0	167
Sell		536,424	01/2012	HUS	883	0	883
Sell	ZAR	49,679	01/2012	HUS	158	0	158

					$12,819	$(9,716)	$3,103

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$43,900	$0	$43,900
Industrials	0	2,554	0	2,554
Utilities	0	1,368	0	1,368
U.S. Treasury Obligations	0	19,908	0	19,908
Sovereign Issues	0	116,539	0	116,539
Mutual Funds	945,749	0	0	945,749
Common Stocks
Information Technology	292	0	0	292
Exchange-Traded Funds	443,016	0	0	443,016
Short-Term Instruments
Repurchase Agreements	0	67,571	0	67,571
U.S. Treasury Bills	0	62,143	0	62,143
PIMCO Short-Term Floating NAV Portfolio	17,956	0	0	17,956
Purchased Options
Commodity Contracts	0	2,203	0	2,203
Equity Contracts	6,494	0	0	6,494
Foreign Exchange Contracts	0	3,009	0	3,009
Interest Rate Contracts	0	9,833	0	9,833
	$1,413,507	$329,028	$0	$1,742,535

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1,581	$0	$1,581
Equity Contracts	165	0	0	165
Foreign Exchange Contracts	0	12,819	0	12,819
Interest Rate Contracts	2,460	1,029	0	3,489
	$2,625	$15,429	$0	$18,054

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	(3,142)	0	(3,142)
Credit Contracts	0	(60)	0	(60)
Equity Contracts	(859)	(68)	0	(927)
Foreign Exchange Contracts	0	(9,965)	0	(9,965)
Interest Rate Contracts	(888)	(1,319)	0	(2,207)
	$(1,747)	$(14,554)	$0	$(16,301)

Totals	$1,414,385	$329,903	$0	$1,744,288

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Purchased Options
Commodity Contracts	$11	$0	$(15)	$0	$4	$0	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(14)	$30	$0	$0	$(6)	$(10)	$0	$0	$0	$0

Totals	$(3)	$30	$(15)	$0	$(2)	$(10)	$0	$0	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$2,203	$0	$6,494	$3,009	$9,833	$21,539
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	324	324
Unrealized appreciation on foreign currency contracts	0	0	0	12,819	0	12,819
Unrealized appreciation on OTC swap agreements	0	1,581	0	0	1,029	2,610

	$2,203	$1,581	$6,494	$15,828	$11,186	$37,292

Liabilities:
Written options outstanding	$2,511	$0	$458	$249	$1,319	$4,537
Variation margin payable on financial derivative instruments (2)	0	0	169	0	0	169
Unrealized depreciation on foreign currency contracts	0	0	0	9,716	0	9,716
Unrealized depreciation on OTC swap agreements	631	60	68	0	0	759

	$3,142	$60	$695	$9,965	$1,319	$15,181

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(1,184)	$0	$(2,661)	$(2,791)	$319	$(6,317)
Net realized gain on futures contracts, written options and swaps	8,431	679	6,280	2,113	16,670	34,173
Net realized gain on foreign currency transactions	0	0	0	15,808	0	15,808

	$7,247	$679	$3,619	$15,130	$16,989	$43,664

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(959)	$0	$(22,935)	$(828)	$(3,923)	$(28,645)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(549)	1,136	1,752	231	2,501	5,071
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,967	0	1,967

	$(1,508)	$1,136	$(21,183)	$1,370	$(1,422)	$(21,607)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,336 as reported in the Notes to Schedule of Investments.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Portfolio			PIMCO Cayman Commodity Portfolio II Ltd. (Subsidiary)
BOA	$1,448	$(1,560)	$(112)	$0	$0	$0
BPS	1,065	(1,060)	5	0	0	0
BRC	661	442	1,103	0	0	0
CBK	4,102	(3,680)	422	0	0	0
DUB	2,040	(2,080)	(40)	(631)	391	(240)
FBF	599	(780)	(181)	0	0	0
FBL	(1,134)	923	(211)	0	0	0
GLM	17	(10)	7	0	0	0
GST	(811)	710	(101)	380	(290)	90
HUS	779	(940)	(161)	0	0	0
JPM	7,390	(7,357)	33	0	0	0
MSC	(114)	0	(114)	0	0	0
MYC	3,771	(4,755)	(984)	(1)	0	(1)
RYL	28	0	28	0	0	0
SOG	0	0	0	0	0	0
UAG	856	(660)	196	0	0	0
WST	(3,500)	0	(3,500)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Portfolio and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparties Risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi- Asset, PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, are supported by the full faith and credit of the U.S. Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Portfolio’s brokerage account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Exchange-Traded Funds  The Portfolio may enter into options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund that performs poorly or underperforms other Underlying PIMCO Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Consolidated Schedule of Investments.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2011 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Portfolio II Ltd.	11/21/2008	01/14/2009	$1,732,798	$174,060	10.0%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any

Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2012, to waive, first, the Supervisory and Administrative Fee and, to the extent necessary, the Investment Advisory Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Supervisory and Administrative Fee or the Supervisory and Administrative Fee and Investment Advisory Fee taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2011, the amount was $5,878,361.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA

Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2011, the amount was $529,778.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,692	$0

The PIMCO Global Multi-Asset Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2011 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2011	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$0	$2,046	$0	$0	$85	$2,131	$31
PIMCO 3-7 Year U.S. Treasury Index Fund	769	0	(770)	17	(16)	0	0
PIMCO CommodityRealReturn Strategy Fund®	3,357	1,449	(4,375)	(145)	(286)	0	549
PIMCO Emerging Local Bond Fund	43,354	22,587	0	0	(3,979)	61,962	2,915
PIMCO Emerging Markets Bond Fund	17,138	5,916	0	0	334	23,388	1,127
PIMCO Emerging Markets Corporate Bond Fund	52,903	10,764	0	0	(2,430)	61,237	2,932
PIMCO Emerging Markets Currency Fund	7,969	25,733	0	0	(3,079)	30,623	428
PIMCO EqS Emerging Markets Fund	0	97,960	0	0	(15,390)	82,570	269
PIMCO EqS Pathfinder FundTM	77,083	101,818	0	0	(9,674)	169,227	1,185
PIMCO Global Advantage Strategy Bond Fund	82,762	17,982	(53,020)	737	1,600	50,061	2,655
PIMCO Global Bond Fund (Unhedged)	15,937	2,982	0	0	590	19,509	987
PIMCO Investment Grade Corporate Bond Fund	13,771	39,324	(21,600)	(678)	644	31,461	2,176
PIMCO Investment Grade Corporate Bond Index Fund	6,758	3,692	0	0	179	10,629	351
PIMCO Long-Term U.S. Government Fund	0	60,888	(14,745)	698	(3,907)	42,934	4,938
PIMCO Real Return Fund	0	1,426	(1,480)	55	(1)	0	27
PIMCO RealEstateRealReturn Strategy Fund	0	2,943	0	0	109	3,052	424
PIMCO Short-Term Floating NAV Portfolio	59,729	129	(41,900)	(10)	8	17,956	129
PIMCO StocksPLUS® Fund	136,824	112,746	(3,220)	(556)	(22,178)	223,616	12,605
PIMCO Total Return Fund	59,826	54,683	(20,000)	(1,409)	307	93,407	2,719
PIMCO Unconstrained Bond Fund	30,121	23,684	0	0	(1,103)	52,702	1,189
Totals	$608,301	$588,752	$(161,110)	$(1,291)	$(58,187)	$976,465	$37,636

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$59,500	$67,372	$1,482,344	$477,969

12.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	13,648	$175,883	11,847	$143,754
Advisor Class	57,201	735,727	56,094	678,296
Issued as reinvestment of distributions
Administrative Class	615	7,746	328	4,109
Advisor Class	2,578	32,490	1,420	17,796
Cost of shares redeemed
Administrative Class	(1,192)	(14,956)	(68)	(809)
Advisor Class	(2,907)	(37,215)	(182)	(2,201)
Net increase resulting from Portfolio share transactions	69,943	$899,675	69,439	$840,945

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio.

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2009-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity linked notes, other commodity-linked derivatives, and

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregate asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$57,458	$7,462	$(107,722)	$(1,600)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$1,879,623	$4,148	$(141,236)	$(137,087)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$35,063	$5,173	$—
12/31/2010	$21,744	$161	$—

(4)	Includes short-term capital gains, if any, distributed.

15.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

DECEMBER 31, 2011	ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

11.13%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.86%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT33AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO High Yield Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Management of the Trust	32
Privacy Policy	34
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	81.4%
Short-Term Instruments	14.4%
Bank Loan Obligations	2.1%
Mortgage-Backed Securities	1.7%
Preferred Securities	0.3%
Other	0.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (04/30/1998)
PIMCO High Yield Portfolio Administrative Class	3.34%	5.61%	7.09%	5.62%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	5.39%	6.84%	7.94%	6.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$993.80	$1,021.37
Expenses Paid During Period*	$3.82	$3.87
Net Annualized Expense Ratio	0.76%	0.76%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the cable sector benefited performance as the cable sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to building materials benefited performance as the building materials sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to transportation benefited performance as the transportation sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from performance as this sector outperformed the broader high yield bond market during the reporting period.

»	Security selection in the chemicals sector, particularly in companies with global exposure, detracted from performance as these issues underperformed during the reporting period.

»	Security selection in the forest products sector, particularly packaging, benefited performance as select issuers reported strong operating results during the reporting period.

»	Exposure to European issuers detracted from performance as European high yield securities underperformed U.S. high yield securities during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$7.75	$7.28	$5.66	$8.05	$8.34
Net investment income (a)	0.51	0.54	0.55	0.54	0.56
Net realized/unrealized gain (loss)	(0.26)	0.48	1.62	(2.35)	(0.28)
Total income (loss) from investment operations	0.25	1.02	2.17	(1.81)	0.28
Dividends from net investment income	(0.53)	(0.55)	(0.55)	(0.53)	(0.57)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions	(0.53)	(0.55)	(0.55)	(0.58)	(0.57)
Net asset value end of year	$7.47	$7.75	$7.28	$5.66	$8.05
Total return	3.34%	14.46%	40.26%	(23.51)%	3.50%
Net assets end of year (000s)	$748,448	$664,342	$531,066	$318,753	$452,291
Ratio of expenses to average net assets	0.75%	0.75%	0.76%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	6.68%	7.14%	8.56%	7.53%	6.83%
Portfolio turnover rate	68%*	64%*	181%	313%	131%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$680,116
Investments in Affiliates, at value	103,728
Repurchase agreements, at value	9,000
Cash	2,360
Deposits with counterparty	1,806
Foreign currency, at value	196
Receivable for investments sold	481
Receivable for Portfolio shares sold	11,666
Interest and dividends receivable	13,540
Dividends receivable from Affiliates	19
Variation margin receivable on financial derivative instruments	11
OTC swap premiums paid	388
Unrealized appreciation on foreign currency contracts	2,306
Unrealized appreciation on OTC swap agreements	2,360
827,977

Liabilities:
Payable for investments purchased	$1,596
Payable for investments in Affiliates purchased	19
Deposits from counterparty	2,035
Payable for Portfolio shares redeemed	1,382
Accrued investment advisory fees	171
Accrued supervisory and administrative fees	239
Accrued distribution fees	12
Accrued servicing fees	79
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	2,247
Unrealized depreciation on foreign currency contracts	386
Unrealized depreciation on OTC swap agreements	1,490
9,657

Net Assets	$818,320

Net Assets Consist of:
Paid in capital	$836,677
Undistributed net investment income	3,358
Accumulated undistributed net realized (loss)	(27,842)
Net unrealized appreciation	6,127
$818,320

Net Assets:
Institutional Class	$4,672
Administrative Class	748,448
Advisor Class	65,200

Shares Issued and Outstanding:
Institutional Class	625
Administrative Class	100,145
Advisor Class	8,724

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$7.47
Administrative Class	7.47
Advisor Class	7.47

Cost of Investments	$677,017
Cost of Investments in Affiliates	$103,722
Cost of Repurchase Agreements	$9,000
Cost of Foreign Currency Held	$194

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$52,543
Dividends	433
Dividends from Affiliate investments	169
Total Income	53,145

Expenses:
Investment advisory fees	1,788
Supervisory and administrative fees	2,503
Servicing fees – Administrative Class	1,026
Distribution and/or servicing fees – Advisor Class	62
Trustees’ fees	12
Interest expense	11
Miscellaneous expense	1
Total Expenses	5,403

Net Investment Income	47,742

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,728
Net realized gain on Affiliate investments	8
Net realized (loss) on futures contracts, written options and swaps	(262)
Net realized gain on foreign currency transactions	1,089
Net change in unrealized (depreciation) on investments	(34,542)
Net change in unrealized appreciation on Affiliate investments	8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	581
Net (Loss)	(22,047)

Net Increase in Net Assets Resulting from Operations	$25,695

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$47,742	$42,130
Net realized gain	13,555	27,514
Net realized gain on Affiliate investments	8	28
Net change in unrealized appreciation (depreciation)	(35,618)	9,863
Net change in unrealized appreciation (depreciation) on Affiliate investments	8	(2)
Net increase resulting from operations	25,695	79,533

Distributions to Shareholders:
From net investment income
Institutional Class	(335)	(252)
Administrative Class	(47,781)	(41,654)
Advisor Class	(1,661)	(956)

Total Distributions	(49,777)	(42,862)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	152,112	111,505

Total Increase in Net Assets	128,030	148,176

Net Assets:
Beginning of year	690,290	542,114
End of year*	$818,320	$690,290

*Including undistributed (overdistributed) net investment income of:	$3,358	$(493)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.0%
Boyd Gaming Corp.
6.000% due 12/17/2015		$500	$497
Community Health Systems, Inc.
2.546% due 07/25/2014		34	34
2.546% - 2.773% due 07/25/2014		635	618
3.796% - 4.023% due 01/25/2017		320	310
First Data Corp.
3.044% due 09/24/2014		2,816	2,549
Kinetic Concepts, Inc.
7.000% due 05/04/2018		1,500	1,515
NeuStar, Inc.
5.000% due 11/08/2018		998	1,000
Newsday LLC
10.500% due 08/01/2013		500	518
Pharmaceutical Product Development Bridge
6.250% due 12/05/2018		1,000	999
Quintiles Transnational Corp.
5.000% due 06/08/2018		1,990	1,959
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		5,109	3,253
Univision Communications, Inc.
2.296% due 09/29/2014		1,500	1,436
Vodafone Group PLC
6.875% due 08/17/2015		1,605	1,605

Total Bank Loan Obligations (Cost $17,078)			16,293

CORPORATE BONDS & NOTES 78.9%

BANKING & FINANCE 11.7%
Ally Financial, Inc.
4.500% due 02/11/2014		1,000	967
6.250% due 12/01/2017		1,500	1,453
6.750% due 12/01/2014		100	101
7.500% due 09/15/2020		1,500	1,521
8.000% due 03/15/2020		1,500	1,541
8.000% due 11/01/2031		2,525	2,389
8.300% due 02/12/2015		1,750	1,851
American International Group, Inc.
8.175% due 05/15/2068		1,000	900
8.625% due 05/22/2068	GBP	1,000	1,258
Bank of America Corp.
6.000% due 09/01/2017		$220	215
Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,500	2,644
Capital One Capital V
10.250% due 08/15/2039		$2,000	2,087
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	1,000	1,320
Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$2,500	2,662
CIT Group, Inc.
7.000% due 05/01/2015		2,500	2,508
7.000% due 05/01/2016		7,000	7,009
7.000% due 05/01/2017		5,876	5,884
Columbus International, Inc.
11.500% due 11/20/2014		1,000	1,062
Countrywide Capital III
8.050% due 06/15/2027		1,800	1,647
Credit Agricole S.A.
8.375% due 10/29/2049		2,000	1,510
E*Trade Financial Corp.
6.750% due 06/01/2016		300	293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$2,000	$2,075
5.875% due 08/02/2021		3,000	3,131
6.625% due 08/15/2017		2,250	2,453
8.000% due 06/01/2014		1,000	1,089
8.000% due 12/15/2016		3,625	4,123
8.125% due 01/15/2020		1,500	1,771
8.700% due 10/01/2014		500	560
12.000% due 05/15/2015		250	308
HBOS PLC
6.750% due 05/21/2018		1,000	803
ILFC E-Capital Trust II
6.250% due 12/21/2065		250	170
Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,020
9.250% due 05/15/2015	EUR	475	609
International Lease Finance Corp.
5.875% due 05/01/2013		$300	297
6.250% due 05/15/2019		750	694
6.625% due 11/15/2013		1,000	1,000
6.750% due 09/01/2016		1,000	1,030
7.125% due 09/01/2018		1,750	1,820
8.625% due 09/15/2015		3,000	3,086
8.750% due 03/15/2017		2,000	2,065
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	419
LBG Capital No.1 PLC
6.439% due 05/23/2020		500	441
7.625% due 10/14/2020		200	184
7.867% due 12/17/2019	GBP	500	582
7.875% due 11/01/2020		$2,500	1,920
8.000% due 12/29/2049		500	365
11.040% due 03/19/2020	GBP	250	340
LBG Capital No.2 PLC
9.125% due 07/15/2020		500	598
Lehman Brothers Holdings, Inc.
2.940% due 01/12/2012 ^		$5,000	1,300
Marina District Finance Co., Inc.
9.500% due 10/15/2015		250	235
9.875% due 08/15/2018		500	459
Masonite International Corp.
8.250% due 04/15/2021		1,750	1,724
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,082
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		750	661
RBS Capital Trust
6.467% due 12/29/2049	EUR	350	231
Regions Bank
7.500% due 05/15/2018		$1,500	1,500
Regions Financial Corp.
7.375% due 12/10/2037		2,750	2,337
Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	158
7.640% due 03/29/2049		2,200	1,191
SLM Corp.
0.718% due 01/27/2014		1,025	927
5.000% due 06/15/2018		450	391
8.000% due 03/25/2020		1,000	1,012
8.450% due 06/15/2018		1,625	1,682
SLM Corp. CPI Linked Bond
5.514% due 01/31/2014		400	379
Societe Generale S.A.
5.922% due 04/29/2049		350	213
Springleaf Finance Corp.
6.900% due 12/15/2017		1,500	1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	$275
10.500% due 02/15/2019		200	252
UBS AG
7.152% due 12/29/2049	EUR	600	701
UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	565
Wind Acquisition Finance S.A.
11.750% due 07/15/2017		4,000	3,600

			95,737

INDUSTRIALS 59.9%
Actuant Corp.
6.875% due 06/15/2017		300	311
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,275
Aguila S.A.
7.875% due 01/31/2018		1,500	1,462
Alere, Inc.
8.625% due 10/01/2018		2,000	1,980
Aleris International, Inc.
7.625% due 02/15/2018		3,000	2,940
Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,025
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	985
11.000% due 11/01/2015		1,107	1,173
AMC Networks, Inc.
7.750% due 07/15/2021		600	656
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	448
American Stores Co.
7.100% due 03/20/2028		50	39
8.000% due 06/01/2026		1,375	1,193
Ameristar Casinos, Inc.
7.500% due 04/15/2021		2,250	2,329
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,500	1,552
Antero Resources Finance Corp.
7.250% due 08/01/2019		500	515
Arch Coal, Inc.
7.000% due 06/15/2019		1,500	1,537
7.250% due 10/01/2020		500	514
7.250% due 06/15/2021		2,000	2,065
ARD Finance S.A.
11.125% due 06/01/2018 (a)		530	450
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,275
9.250% due 10/15/2020		1,000	1,175
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	389
Associated Materials LLC
9.125% due 11/01/2017		2,000	1,755
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,015
Avaya, Inc.
7.000% due 04/01/2019		2,000	1,950
Basic Energy Services, Inc.
7.750% due 02/15/2019		500	506
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,500	1,582
BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,095

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Petroleum Co.
6.750% due 11/01/2020		$500	$508
Berry Plastics Corp.
5.153% due 02/15/2015		1,625	1,613
9.500% due 05/15/2018		1,500	1,515
9.750% due 01/15/2021		1,500	1,504
Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	2,000	2,213
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,035
Biomet, Inc.
10.000% due 10/15/2017		500	543
10.375% due 10/15/2017 (a)		2,865	3,116
11.625% due 10/15/2017		2,500	2,725
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	895
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,070
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,105
6.875% due 08/15/2018		250	264
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,500	1,530
Cablevision Systems Corp.
8.000% due 04/15/2020		1,000	1,077
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		1,750	1,207
11.250% due 06/01/2017		1,750	1,866
Calcipar S.A.
6.875% due 05/01/2018		500	453
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		500	488
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,020
Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,419
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		1,500	1,549
CCO Holdings LLC
6.500% due 04/30/2021		2,000	2,035
7.875% due 04/30/2018		3,000	3,214
Cemex S.A.B de C.V.
9.000% due 01/11/2018		2,500	2,006
CF Industries, Inc.
7.125% due 05/01/2020		1,000	1,185
Charter Communications Operating LLC
10.875% due 09/15/2014		1,000	1,079
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,035
Chesapeake Energy Corp.
7.250% due 12/15/2018		350	389
9.500% due 02/15/2015		3,000	3,450
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019		1,000	1,045
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	975
9.500% due 05/15/2016		1,325	1,438
Cinemark USA, Inc.
7.375% due 06/15/2021		500	514
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,030
10.750% due 01/15/2017 (a)		1,306	1,283
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		$5,500	$5,962
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,395
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	261
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,015
Community Health Systems, Inc.
8.875% due 07/15/2015		602	623
Concho Resources, Inc.
6.500% due 01/15/2022		1,750	1,837
7.000% due 01/15/2021		750	809
Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,512
8.250% due 04/01/2020		1,500	1,665
Constellation Brands, Inc.
7.250% due 05/15/2017		1,000	1,105
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,000	2,601
7.500% due 09/15/2017		500	660
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	78
Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		153	152
Continental Resources, Inc.
7.125% due 04/01/2021		400	436
7.375% due 10/01/2020		250	274
8.250% due 10/01/2019		50	55
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		2,000	1,795
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,247
Crown Castle International Corp.
7.125% due 11/01/2019		500	543
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	230
CSC Holdings LLC
6.750% due 11/15/2021		$1,250	1,322
7.625% due 07/15/2018		2,000	2,210
7.875% due 02/15/2018		3,000	3,337
8.625% due 02/15/2019		1,000	1,157
DaVita, Inc.
6.625% due 11/01/2020		2,000	2,065
Del Monte Corp.
7.625% due 02/15/2019		3,000	2,895
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,245
9.750% due 03/01/2016		50	55
Digicel Group Ltd.
10.500% due 04/15/2018		1,000	1,015
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,045
DineEquity, Inc.
9.500% due 10/30/2018		2,500	2,697
DISH DBS Corp.
6.750% due 06/01/2021		1,000	1,082
7.125% due 02/01/2016		2,000	2,165
7.750% due 05/31/2015		1,000	1,105
7.875% due 09/01/2019		2,000	2,270
DJO Finance LLC
7.750% due 04/15/2018		2,500	1,931
9.750% due 10/15/2017		500	391
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	$1,000	$1,095
EH Holding Corp.
6.500% due 06/15/2019	500	524
7.625% due 06/15/2021	1,000	1,055
El Paso Corp.
7.000% due 06/15/2017	475	523
7.250% due 06/01/2018	500	550
7.750% due 01/15/2032	500	580
7.800% due 08/01/2031	1,150	1,331
8.050% due 10/15/2030	780	913
Eldorado Resorts LLC
8.625% due 06/15/2019	500	449
Emergency Medical Services Corp.
8.125% due 06/01/2019	1,500	1,504
Endo Pharmaceuticals Holdings, Inc.
7.250% due 01/15/2022	1,000	1,069
Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,536
Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,284
Entravision Communications Corp.
8.750% due 08/01/2017	1,000	985
Exide Technologies
8.625% due 02/01/2018	1,500	1,162
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,351
Fidelity National Information Services, Inc.
7.625% due 07/15/2017	1,250	1,357
First Data Corp.
8.250% due 01/15/2021	2,500	2,250
9.875% due 09/24/2015	51	48
12.625% due 01/15/2021	750	656
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	596
FMG Resources Pty. Ltd.
7.000% due 11/01/2015	1,500	1,522
8.250% due 11/01/2019	3,000	3,067
Ford Motor Co.
9.215% due 09/15/2021	200	237
Forest Oil Corp.
7.250% due 06/15/2019	1,500	1,537
8.500% due 02/15/2014	1,000	1,095
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	873
Georgia-Pacific LLC
7.250% due 06/01/2028	150	181
7.375% due 12/01/2025	4,520	5,585
8.000% due 01/15/2024	2,000	2,568
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,250	1,369
10.500% due 05/15/2016	618	684
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,070
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019	500	498
Griffon Corp.
7.125% due 04/01/2018	1,000	995
Grifols, Inc.
8.250% due 02/01/2018	1,250	1,319
HCA Holdings, Inc.
7.750% due 05/15/2021	1,000	1,023
HCA, Inc.
6.500% due 02/15/2020	2,000	2,080
7.190% due 11/15/2015	180	181

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 09/15/2020		$2,975	$3,153
7.500% due 02/15/2022		3,500	3,587
8.000% due 10/01/2018		3,000	3,180
8.500% due 04/15/2019		800	880
9.875% due 02/15/2017		829	910
Headwaters, Inc.
7.625% due 04/01/2019		1,000	890
Health Management Associates, Inc.
7.375% due 01/15/2020		1,000	1,043
HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,291
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,022
7.375% due 01/15/2021		1,500	1,532
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	2,827
9.000% due 11/15/2020		3,000	2,490
Host Hotels & Resorts LP
6.000% due 10/01/2021		1,000	1,028
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	985
Huntsman International LLC
8.625% due 03/15/2021		5,000	5,325
IASIS Healthcare LLC
8.375% due 05/15/2019		2,000	1,755
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,040
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	3,000	2,893
8.500% due 02/15/2016		$500	400
Inergy LP
6.875% due 08/01/2021		293	296
7.000% due 10/01/2018		550	561
Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	3,156
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,526
7.250% due 10/15/2020		1,750	1,781
7.500% due 04/01/2021		3,500	3,548
8.500% due 11/01/2019		750	797
9.500% due 06/15/2016		2,000	2,095
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	485
11.500% due 02/04/2017 (a)		3,845	3,721
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,650
Intergen NV
9.000% due 06/30/2017		2,895	3,061
Interline Brands, Inc.
7.000% due 11/15/2018		275	286
inVentiv Health, Inc.
10.000% due 08/15/2018		500	460
Jaguar Holding Co. II
9.500% due 12/01/2019		1,000	1,055
Jaguar Land Rover PLC
7.750% due 05/15/2018		400	383
8.125% due 05/15/2021		2,000	1,890
Jarden Corp.
7.500% due 05/01/2017		1,000	1,065
JMC Steel Group
8.250% due 03/15/2018		500	490
Kabel BW Erste Beteiligungs GmbH
5.676% due 03/15/2018	EUR	250	322
7.500% due 03/15/2019		$500	528
7.500% due 03/15/2019	EUR	750	985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kabel BW Musketeer GmbH
9.500% due 03/15/2021	EUR	1,500	$1,946
Kinove German Bondco GmbH
9.625% due 06/15/2018		$1,500	1,432
Laredo Petroleum, Inc.
9.500% due 02/15/2019		750	799
Levi Strauss & Co.
7.625% due 05/15/2020		3,000	3,079
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,038
Lyondell Chemical Co.
8.000% due 11/01/2017		207	227
11.000% due 05/01/2018		2,997	3,290
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,853
McClatchy Co.
11.500% due 02/15/2017		750	729
Meritor, Inc.
8.125% due 09/15/2015		1,500	1,350
10.625% due 03/15/2018		500	473
MGM Resorts International
6.625% due 07/15/2015		1,750	1,671
6.875% due 04/01/2016		450	419
7.500% due 06/01/2016		2,500	2,406
7.625% due 01/15/2017		2,000	1,915
9.000% due 03/15/2020		1,500	1,669
10.375% due 05/15/2014		1,500	1,721
11.125% due 11/15/2017		2,500	2,862
13.000% due 11/15/2013		1,000	1,192
Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,115
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,522
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	383
Mueller Water Products, Inc.
8.750% due 09/01/2020		550	600
Multiplan, Inc.
9.875% due 09/01/2018		1,000	1,045
Mylan, Inc.
7.625% due 07/15/2017		700	767
7.875% due 07/15/2020		2,500	2,772
Nalco Co.
6.625% due 01/15/2019		1,000	1,157
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	343
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,657
New Albertson’s, Inc.
7.450% due 08/01/2029		1,250	981
Newfield Exploration Co.
6.625% due 09/01/2014		100	101
6.875% due 02/01/2020		1,050	1,129
7.125% due 05/15/2018		1,075	1,153
NFR Energy LLC
9.750% due 02/15/2017		1,500	1,357
Nielsen Finance LLC
7.750% due 10/15/2018		2,500	2,712
11.500% due 05/01/2016		650	748
Novelis, Inc.
8.375% due 12/15/2017		3,500	3,736
8.750% due 12/15/2020		4,500	4,849
NXP BV
9.750% due 08/01/2018		1,050	1,150
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		$3,000	$2,970
Oshkosh Corp.
8.250% due 03/01/2017		175	183
8.500% due 03/01/2020		175	181
OSI Restaurant Partners LLC
10.000% due 06/15/2015		1,000	1,039
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		950	955
9.625% due 07/15/2017	EUR	713	913
Packaging Dynamics Corp.
8.750% due 02/01/2016		$500	503
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,281
6.250% due 11/15/2021		1,250	1,300
6.500% due 09/15/2020		500	528
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,500	1,616
Petrohawk Energy Corp.
7.250% due 08/15/2018		3,500	3,955
PHH Corp.
9.250% due 03/01/2016		500	478
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		2,000	1,890
Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	797
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,000	2,090
9.250% due 04/01/2015		1,000	1,031
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		500	484
Plains Exploration & Production Co.
6.750% due 02/01/2022		1,000	1,053
7.625% due 04/01/2020		1,750	1,903
Polymer Group, Inc.
7.750% due 02/01/2019		1,000	1,040
Polypore International, Inc.
7.500% due 11/15/2017		500	520
Precision Drilling Corp.
6.500% due 12/15/2021		1,000	1,025
Production Resource Group, Inc.
8.875% due 05/01/2019		450	414
PVH Corp.
7.375% due 05/15/2020		1,750	1,907
Quebecor Media, Inc.
7.750% due 03/15/2016		1,700	1,755
Quicksilver Resources, Inc.
9.125% due 08/15/2019		1,500	1,597
Quiksilver, Inc.
6.875% due 04/15/2015		750	700
QVC, Inc.
7.375% due 10/15/2020		1,000	1,073
7.500% due 10/01/2019		1,500	1,616
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	715
Rain CII Carbon LLC
8.000% due 12/01/2018		750	756
Range Resources Corp.
5.750% due 06/01/2021		500	544
6.750% due 08/01/2020		750	836
7.500% due 10/01/2017		275	294
RBS Global, Inc.
8.500% due 05/01/2018		5,500	5,857
Refresco Group BV
7.375% due 05/15/2018	EUR	400	492

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regency Energy Partners LP
6.875% due 12/01/2018		$1,125	$1,201
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,000	1,000
7.125% due 04/15/2019		1,250	1,278
7.875% due 08/15/2019		1,000	1,050
8.250% due 02/15/2021		2,000	1,780
9.000% due 04/15/2019		1,500	1,432
9.250% due 05/15/2018		1,175	1,131
9.875% due 08/15/2019		3,000	2,925
Rhodia S.A.
6.875% due 09/15/2020		1,000	1,095
Roadhouse Financing, Inc.
10.750% due 10/15/2017		1,000	978
Roofing Supply Group LLC
8.625% due 12/01/2017		675	692
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		1,000	1,018
Sally Holdings LLC
6.875% due 11/15/2019		550	578
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,000	1,995
8.000% due 06/01/2018		1,000	1,015
8.750% due 01/15/2020		500	519
9.875% due 05/15/2016		150	161
Sappi Papier Holding GmbH
6.625% due 04/15/2021		600	518
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	510
7.250% due 01/15/2018		150	158
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,200
8.375% due 09/15/2021		1,500	1,665
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,489
Simmons Foods, Inc.
10.500% due 11/01/2017		500	419
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	126
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	475
Snoqualmie Entertainment Authority
4.179% due 02/01/2014		1,000	893
Sonat, Inc.
7.000% due 02/01/2018		500	523
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		3,000	3,296
SPX Corp.
6.875% due 09/01/2017		750	814
Steel Dynamics, Inc.
7.625% due 03/15/2020		1,500	1,590
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,065
Styrolution GmbH
7.625% due 05/15/2016	EUR	750	684
Suburban Propane Partners LP
7.375% due 03/15/2020		$275	287
SunGard Data Systems, Inc.
7.375% due 11/15/2018		2,000	2,057
7.625% due 11/15/2020		3,000	3,097
10.625% due 05/15/2015		2,000	2,140
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	657
Sunrise Communications International S.A.
7.000% due 12/31/2017		475	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,060
Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,060
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	1,200	1,497
Tenet Healthcare Corp.
6.250% due 11/01/2018		$2,000	2,040
8.000% due 08/01/2020		2,000	2,012
8.875% due 07/01/2019		2,000	2,255
Tenneco, Inc.
7.750% due 08/15/2018		500	533
Thermon Industries, Inc.
9.500% due 05/01/2017		307	332
Tomkins LLC
9.000% due 10/01/2018		3,500	3,898
TransDigm, Inc.
7.750% due 12/15/2018		2,500	2,700
Travelport LLC
9.000% due 03/01/2016		1,000	558
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	814
Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	518
U.S. Foodservice
8.500% due 06/30/2019		2,000	1,945
UAL Pass-Through Trust
9.750% due 07/15/2018		889	960
United Rentals North America, Inc.
8.375% due 09/15/2020		1,500	1,470
Universal Health Services, Inc.
7.000% due 10/01/2018		750	782
Univision Communications, Inc.
6.875% due 05/15/2019		2,000	1,940
7.875% due 11/01/2020		1,750	1,785
8.500% due 05/15/2021		2,500	2,287
UPC Holding BV
8.375% due 08/15/2020	EUR	2,500	3,066
UPCB Finance II Ltd.
6.375% due 07/01/2020		1,000	1,210
UPCB Finance Ltd.
7.625% due 01/15/2020		2,400	3,083
UPCB Finance V Ltd.
7.250% due 11/15/2021		$1,000	1,018
USG Corp.
8.375% due 10/15/2018		825	763
Valeant Pharmaceuticals International
6.750% due 08/15/2021		1,000	970
6.875% due 12/01/2018		3,000	3,007
7.000% due 10/01/2020		2,500	2,481
7.250% due 07/15/2022		1,250	1,219
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,800	2,793
Vertellus Specialties, Inc.
9.375% due 10/01/2015		1,000	770
Videotron Ltee
9.125% due 04/15/2018		500	553
VWR Funding, Inc.
10.250% due 07/15/2015		2,000	2,075
Warner Chilcott Corp.
7.750% due 09/15/2018		5,000	5,131
WCA Waste Corp.
7.500% due 06/15/2019		425	431
Windstream Corp.
7.000% due 03/15/2019		2,000	2,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 10/15/2020		$1,000	$1,039
7.750% due 10/01/2021		500	515
7.875% due 11/01/2017		1,000	1,087
8.125% due 09/01/2018		1,000	1,076
WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,635
Wynn Las Vegas LLC
7.750% due 08/15/2020		1,500	1,672
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	500	589
Ziggo Bond Co. BV
8.000% due 05/15/2018		2,000	2,627
Ziggo Finance BV
6.125% due 11/15/2017		725	950

			490,057

UTILITIES 7.3%
AES Corp.
7.375% due 07/01/2021		$2,000	2,165
8.000% due 10/15/2017		500	553
8.000% due 06/01/2020		1,500	1,657
9.750% due 04/15/2016		700	805
AES Ironwood LLC
8.857% due 11/30/2025		1,665	1,690
AES Red Oak LLC
8.540% due 11/30/2019		1,023	1,059
Calpine Corp.
7.500% due 02/15/2021		2,500	2,687
7.875% due 07/31/2020		1,750	1,894
7.875% due 01/15/2023		1,000	1,080
Covanta Holding Corp.
7.250% due 12/01/2020		500	528
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	3,165
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		2,000	2,120
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		1,500	1,328
Frontier Communications Corp.
7.125% due 03/15/2019		1,125	1,103
7.875% due 04/15/2015		1,000	1,019
8.250% due 04/15/2017		275	283
8.500% due 04/15/2020		500	514
9.000% due 08/15/2031		1,025	940
GenOn Energy, Inc.
7.875% due 06/15/2017		375	364
GenOn REMA LLC
9.681% due 07/02/2026		300	298
MarkWest Energy Partners LP
6.750% due 11/01/2020		450	474
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		2,000	1,870
Midwest Generation LLC
8.560% due 01/02/2016		1,977	1,997
NGPL PipeCo LLC
6.514% due 12/15/2012		1,000	1,010
Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,330
NRG Energy, Inc.
7.625% due 01/15/2018		4,000	4,020
7.875% due 05/15/2021		500	490
8.250% due 09/01/2020		2,250	2,272
NSG Holdings LLC
7.750% due 12/15/2025		1,581	1,628

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Capital Corp.
6.900% due 05/01/2019	$6,500	$5,379
8.750% due 03/15/2032	2,250	1,831
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	1,670
8.375% due 08/15/2017	1,000	901
9.000% due 11/15/2018	1,500	1,579
Telesat LLC
11.000% due 11/01/2015	1,140	1,230
12.500% due 11/01/2017	400	449
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,718	1,812
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	482
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,075
VimpelCom Holdings BV
7.504% due 03/01/2022	750	634
Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,255

		59,640

Total Corporate Bonds & Notes (Cost $638,798)		645,434

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	27

Total Municipal Bonds & Notes (Cost $41)		27

MORTGAGE-BACKED SECURITIES 1.6%
American Home Mortgage Assets
0.484% due 05/25/2046	119	54
0.504% due 10/25/2046	109	44
1.128% due 11/25/2046	561	206
6.250% due 06/25/2037	293	129
Bear Stearns Alt-A Trust
2.427% due 01/25/2035	12	8
5.017% due 11/25/2036	1,215	646
Citigroup Mortgage Loan Trust, Inc.
2.527% due 07/25/2046 ^	44	26
2.726% due 03/25/2034	15	13
Countrywide Alternative Loan Trust
0.474% due 05/25/2047	249	127
0.480% due 12/20/2046	321	148
0.495% due 03/20/2046	140	69
0.495% due 07/20/2046	111	38
0.515% due 05/20/2046	208	76
1.208% due 12/25/2035	211	115
4.796% due 02/25/2037	110	64
5.302% due 10/25/2035 ^	92	54
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	106	49
5.296% due 05/20/2036	698	398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.535% due 03/19/2045	$35	$20
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035	125	75
GSR Mortgage Loan Trust
2.631% due 04/25/2035	15	13
2.714% due 05/25/2035	2,556	1,697
5.750% due 03/25/2036	421	373
Harborview Mortgage Loan Trust
0.465% due 07/19/2046	118	60
0.485% due 09/19/2046	42	23
0.525% due 03/19/2036	966	506
1.058% due 12/19/2036	48	22
5.750% due 08/19/2036 ^	90	46
Indymac IMSC Mortgage Loan Trust
6.000% due 07/25/2037	1,039	772
Indymac INDA Mortgage Loan Trust
4.977% due 03/25/2037 ^	2,139	1,345
Indymac Index Mortgage Loan Trust
5.116% due 05/25/2036	3,848	2,818
Luminent Mortgage Trust
0.464% due 12/25/2036	60	33
0.474% due 12/25/2036	40	19
MASTR Adjustable Rate Mortgages Trust
0.504% due 04/25/2046	33	16
Residential Accredit Loans, Inc.
0.454% due 01/25/2037	2,059	1,100
2.986% due 03/25/2035	51	32
3.097% due 02/25/2035	66	44
5.500% due 02/25/2036 ^	661	341
Residential Asset Securitization Trust
0.694% due 01/25/2046 ^	463	194
Structured Asset Mortgage Investments, Inc.
0.514% due 09/25/2047	1,000	324
0.604% due 09/25/2045	110	59
Suntrust Alternative Loan Trust
0.644% due 04/25/2036	155	49
WaMu Mortgage Pass-Through Certificates
0.908% due 02/25/2047	114	57
0.908% due 03/25/2047	117	58
0.968% due 04/25/2047	60	38
1.028% due 12/25/2046	55	28
2.394% due 12/25/2036	690	446
5.446% due 02/25/2037	52	35
5.683% due 10/25/2036	397	289
5.836% due 09/25/2036	43	29
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.178% due 05/25/2046	47	22

Total Mortgage-Backed Securities (Cost $13,336)		13,247

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc.
1.344% due 12/25/2033	275	209
Credit-Based Asset Servicing & Securitization LLC
0.364% due 01/25/2037	107	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.444% due 08/25/2036	$100	$32
Mid-State Trust
7.791% due 03/15/2038	25	24
Morgan Stanley ABS Capital
0.434% due 05/25/2037	100	29
Structured Asset Securities Corp.
0.594% due 06/25/2035	320	191

Total Asset-Backed Securities (Cost $581)		507

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,168	111

Total Common Stocks (Cost $2,082)		111

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
ABN AMRO North America Capital Funding Trust I
1.600% due 12/31/2049	800	477
Ally Financial, Inc.
7.000% due 12/31/2049	1,750	1,255
GMAC Capital Trust I
8.125% due 02/15/2040	50,000	967

Total Preferred Securities (Cost $3,303)		2,699

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.060% due 01/03/2012	$9,000	9,000

(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $9,324. Repurchase proceeds are $9,000.)

U.S. TREASURY BILLS 0.2%
0.031% due 01/19/2012 -06/07/2012 (c)(e)(g)	1,798	1,798

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 12.7%
	10,357,224	103,728

Total Short-Term Instruments (Cost $114,520)		114,526

Total Investments 96.9% (Cost $789,739)		$792,844

Other Assets and Liabilities (Net) 3.1%		25,476

Net Assets 100.0%		$818,320

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,520 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $5,519 at a weighted average interest rate of 0.483%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $278 and cash of $1,806 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Sell Protection
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$	3,185	$(137)	$54
CDX.HY-17 5-Year Index	5.000%	12/20/2016		24,500	(1,670)	229

					$(1,807)	$283

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	1.885%	$	1,000	$70	$(94)	$164
Ally Financial, Inc.	DUB	5.000%	03/20/2012	4.949%		200	0	(31)	31
Ally Financial, Inc.	MYC	6.560%	12/20/2012	5.226%		1,500	23	0	23
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	6.177%		200	(5)	(18)	13
Community Health Systems, Inc.	GST	5.000%	03/20/2014	5.548%		1,150	(11)	(105)	94
El Paso Corp.	FBF	5.000%	12/20/2014	2.047%		2,500	216	(75)	291
El Paso Corp.	GST	5.000%	09/20/2014	1.958%		3,000	246	(285)	531
GenOn Energy, Inc.	CBK	5.000%	09/20/2014	6.512%		1,100	(38)	(121)	83
GenOn Energy, Inc.	GST	5.000%	09/20/2014	6.512%		300	(10)	(55)	45
GenOn Energy, Inc.	MYC	5.000%	12/20/2014	6.689%		300	(13)	(30)	17
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.822%		550	58	(56)	114
HCA, Inc.	BOA	5.000%	03/20/2014	2.034%		1,000	64	(150)	214
NRG Energy, Inc.	GST	4.200%	09/20/2013	3.304%		100	2	0	2
Qwest Capital Funding, Inc.	CBK	3.350%	12/20/2012	0.798%		600	16	0	16
SLM Corp.	BOA	5.000%	09/20/2014	5.367%		800	(6)	(112)	106
SLM Corp.	BRC	5.000%	12/20/2013	4.960%		650	2	(71)	73
SLM Corp.	DUB	5.000%	06/20/2012	3.493%		500	4	(66)	70
SLM Corp.	DUB	5.000%	09/20/2014	5.367%		300	(2)	(34)	32

							$616	$(1,303)	$1,919

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	MYC	5.000%	12/20/2015	$	10,682	$(332)	$307	$(639)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		2,205	(97)	11	(108)
CDX.HY-17 5-Year Index	BOA	5.000%	12/20/2016		4,900	(334)	(438)	104
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		4,900	(334)	(343)	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	9	1	8

						$(1,088)	$(462)	$(626)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.110%	01/02/2012	MYC	BRL	34,100	$(679)	$(76)	$(603)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GLM		3,400	(65)	(25)	(40)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BRC		20,700	(125)	(25)	(100)
Pay	1-Year BRL-CDI	14.760%	01/02/2012	BOA		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	JPM		2,200	134	8	126

							$(517)	$(94)	$(423)

(i)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$150	$152	0.02%

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	60	01/2012	MSC	$1	$0	$1
Sell		60	01/2012	MSC	0	(0)	(0)
Buy		60	01/2012	UAG	0	0	0
Sell		60	01/2012	UAG	1	0	1
Buy		60	03/2012	UAG	0	(1)	(1)
Buy	CNY	5,573	02/2012	DUB	19	0	19
Buy		7,314	06/2012	CBK	1	0	1
Sell	EUR	6,628	01/2012	BRC	527	0	527
Buy		238	01/2012	CBK	0	(12)	(12)
Sell		5,782	01/2012	DUB	492	0	492
Sell		13,472	01/2012	FBL	561	0	561
Buy		15,279	01/2012	GST	0	(322)	(322)
Sell		1,984	01/2012	JPM	185	0	185
Sell		479	01/2012	RBC	36	0	36
Sell		1,377	01/2012	UAG	117	0	117
Sell		1,084	02/2012	DUB	14	0	14
Sell		13,472	02/2012	GST	240	0	240
Sell	GBP	3,887	01/2012	BRC	59	0	59
Buy		3,887	01/2012	RBC	0	(51)	(51)
Sell		151	02/2012	DUB	2	0	2
Sell		3,887	02/2012	RBC	51	0	51

					$2,306	$(386)	$1,920

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$16,293	$0	$16,293
Corporate Bonds & Notes
Banking & Finance	0	95,737	0	95,737
Industrials	0	488,867	1,190	490,057
Utilities	0	57,345	2,295	59,640
Municipal Bonds & Notes
Puerto Rico	0	27	0	27
Mortgage-Backed Securities	0	13,247	0	13,247
Asset-Backed Securities	0	507	0	507
Common Stocks
Consumer Discretionary	111	0	0	111
Preferred Securities
Banking & Finance	967	1,732	0	2,699

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$9,000	$0	$9,000
U.S. Treasury Bills	0	1,798	0	1,798
PIMCO Short-Term Floating NAV Portfolio	103,728	0	0	103,728
	$104,806	$684,553	$3,485	$792,844

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,323	0	2,323
Foreign Exchange Contracts	0	2,306	0	2,306
Interest Rate Contracts	0	320	0	320
	$0	$4,949	$0	$4,949

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(747)	$0	$(747)
Foreign Exchange Contracts	0	(386)	0	(386)
Interest Rate Contracts	0	(743)	0	(743)
	$0	$(1,876)	$0	$(1,876)

Totals	$104,806	$687,626	$3,485	$795,917

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$2,772	$0	$(1,179)	$13	$(379)	$(37)	$0	$0	$1,190	$(67)
Utilities	3,541	0	(1,193)	(6)	(1)	(46)	0	0	2,295	(16)
Warrants
Energy	58	0	(61)	0	27	(24)	0	0	0	0
Utilities	50	0	(79)	0	(1,623)	1,652	0	0	0	0

Totals	$6,421	$0	$(2,512)	$7	$(1,976)	$1,545	$0	$0	$3,485	$(83)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$11	$0	$0	$0	$11
Unrealized appreciation on foreign currency contracts	0	0	0	2,306	0	2,306
Unrealized appreciation on OTC swap agreements	0	2,040	0	0	320	2,360

	$0	$2,051	$0	$2,306	$320	$4,677

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$1	$0	$0	$0	$1
Unrealized depreciation on foreign currency contracts	0	0	0	386	0	386
Unrealized depreciation on OTC swap agreements	0	747	0	0	743	1,490

	$0	$748	$0	$386	$743	$1,877

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(262)	$0	$0	$0	$(262)
Net realized gain on foreign currency transactions	0	0	0	1,033	0	1,033

	$0	$(262)	$0	$1,033	$0	$771

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(2,206)	$0	$0	$549	$(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	683	0	683

	$0	$(2,206)	$0	$683	$549	$(974)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $283 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(109)	$270	$161
BRC	129	(370)	(241)
CBK	(38)	0	(38)
DUB	538	(540)	(2)
FBF	286	(190)	96
FBL	561	(360)	201
GLM	(65)	0	(65)
GST	145	(300)	(155)
HUS	109	0	109
JPM	319	(150)	169
MSC	1	(5)	(4)
MYC	(1,098)	1,130	32
RBC	36	0	36
UAG	117	0	117

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

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December 31, 2011

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment.

Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$30,043	$553,769	$(480,100)	$8	$8	$103,728	$169

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,796	$12,026	$519,562	$457,148

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	155	$1,217	160	$1,210
Administrative Class	69,587	528,581	59,340	446,404
Advisor Class	15,730	117,863	6,287	47,425
Issued as reinvestment of distributions
Institutional Class	44	335	34	252
Administrative Class	6,235	47,762	5,512	41,654
Advisor Class	217	1,661	125	956
Cost of shares redeemed
Institutional Class	(102)	(779)	(117)	(885)
Administrative Class	(61,444)	(468,425)	(52,020)	(390,503)
Advisor Class	(10,045)	(76,103)	(4,656)	(35,008)
Net increase resulting from Portfolio share transactions	20,377	$152,112	14,665	$111,505

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
$6,291	$—	$3,204	$(883)	$(22,306)	$(4,662)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements  (Cont.)

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The portfolio will resume capital gain distributions in the future to the extent gains realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$22,306	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$790,009	$27,622	$(24,787)	$2,835

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$49,777	$—	$—
12/31/2010	$42,863	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate

30	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.94%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.87%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	33

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT35AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO High Yield Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Management of the Trust	32
Privacy Policy	34
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	81.4%
Short-Term Instruments	14.4%
Bank Loan Obligations	2.1%
Mortgage-Backed Securities	1.7%
Preferred Securities	0.3%
Other	0.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (07/01/2002)
PIMCO High Yield Portfolio Institutional Class	3.49%	5.76%	8.15%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	5.39%	6.84%	8.66%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$994.50	$1,022.13
Expenses Paid During Period*	$3.07	$3.11
Net Annualized Expense Ratio	0.61%	0.61%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the cable sector benefited performance as the cable sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to building materials benefited performance as the building materials sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to transportation benefited performance as the transportation sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from performance as this sector outperformed the broader high yield bond market during the reporting period.

»	Security selection in the chemicals sector, particularly in companies with global exposure, detracted from performance as these issues underperformed during the reporting period.

»	Security selection in the forest products sector, particularly packaging, benefited performance as select issuers reported strong operating results during the reporting period.

»	Exposure to European issuers detracted from performance as European high yield securities underperformed U.S. high yield securities during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$7.75	$7.28	$5.66	$8.05	$8.34
Net investment income (a)	0.52	0.55	0.56	0.55	0.57
Net realized/unrealized gain (loss)	(0.25)	0.48	1.62	(2.34)	(0.27)
Total income (loss) from investment operations	0.27	1.03	2.18	(1.79)	0.30
Dividends from net investment income	(0.55)	(0.56)	(0.56)	(0.55)	(0.59)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions	(0.55)	(0.56)	(0.56)	(0.60)	(0.59)
Net asset value end of year	$7.47	$7.75	$7.28	$5.66	$8.05
Total return	3.49%	14.63%	40.47%	(23.39)%	3.66%
Net assets end of year (000s)	$4,672	$4,087	$3,284	$1,992	$2,456
Ratio of expenses to average net assets	0.60%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	6.85%	7.30%	8.69%	7.74%	6.99%
Portfolio turnover rate	68%*	64%*	181%	313%	131%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$680,116
Investments in Affiliates, at value	103,728
Repurchase agreements, at value	9,000
Cash	2,360
Deposits with counterparty	1,806
Foreign currency, at value	196
Receivable for investments sold	481
Receivable for Portfolio shares sold	11,666
Interest and dividends receivable	13,540
Dividends receivable from Affiliates	19
Variation margin receivable on financial derivative instruments	11
OTC swap premiums paid	388
Unrealized appreciation on foreign currency contracts	2,306
Unrealized appreciation on OTC swap agreements	2,360
827,977

Liabilities:
Payable for investments purchased	$1,596
Payable for investments in Affiliates purchased	19
Deposits from counterparty	2,035
Payable for Portfolio shares redeemed	1,382
Accrued investment advisory fees	171
Accrued supervisory and administrative fees	239
Accrued distribution fees	12
Accrued servicing fees	79
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	2,247
Unrealized depreciation on foreign currency contracts	386
Unrealized depreciation on OTC swap agreements	1,490
9,657

Net Assets	$818,320

Net Assets Consist of:
Paid in capital	$836,677
Undistributed net investment income	3,358
Accumulated undistributed net realized (loss)	(27,842)
Net unrealized appreciation	6,127
$818,320

Net Assets:
Institutional Class	$4,672
Administrative Class	748,448
Advisor Class	65,200

Shares Issued and Outstanding:
Institutional Class	625
Administrative Class	100,145
Advisor Class	8,724

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$7.47
Administrative Class	7.47
Advisor Class	7.47

Cost of Investments	$677,017
Cost of Investments in Affiliates	$103,722
Cost of Repurchase Agreements	$9,000
Cost of Foreign Currency Held	$194

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$52,543
Dividends	433
Dividends from Affiliate investments	169
Total Income	53,145

Expenses:
Investment advisory fees	1,788
Supervisory and administrative fees	2,503
Servicing fees – Administrative Class	1,026
Distribution and/or servicing fees – Advisor Class	62
Trustees’ fees	12
Interest expense	11
Miscellaneous expense	1
Total Expenses	5,403

Net Investment Income	47,742

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,728
Net realized gain on Affiliate investments	8
Net realized (loss) on futures contracts, written options and swaps	(262)
Net realized gain on foreign currency transactions	1,089
Net change in unrealized (depreciation) on investments	(34,542)
Net change in unrealized appreciation on Affiliate investments	8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	581
Net (Loss)	(22,047)

Net Increase in Net Assets Resulting from Operations	$25,695

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$47,742	$42,130
Net realized gain	13,555	27,514
Net realized gain on Affiliate investments	8	28
Net change in unrealized appreciation (depreciation)	(35,618)	9,863
Net change in unrealized appreciation (depreciation) on Affiliate investments	8	(2)
Net increase resulting from operations	25,695	79,533

Distributions to Shareholders:
From net investment income
Institutional Class	(335)	(252)
Administrative Class	(47,781)	(41,654)
Advisor Class	(1,661)	(956)

Total Distributions	(49,777)	(42,862)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	152,112	111,505

Total Increase in Net Assets	128,030	148,176

Net Assets:
Beginning of year	690,290	542,114
End of year*	$818,320	$690,290

*Including undistributed (overdistributed) net investment income of:	$3,358	$(493)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.0%
Boyd Gaming Corp.
6.000% due 12/17/2015		$500	$497
Community Health Systems, Inc.
2.546% due 07/25/2014		34	34
2.546% - 2.773% due 07/25/2014		635	618
3.796% - 4.023% due 01/25/2017		320	310
First Data Corp.
3.044% due 09/24/2014		2,816	2,549
Kinetic Concepts, Inc.
7.000% due 05/04/2018		1,500	1,515
NeuStar, Inc.
5.000% due 11/08/2018		998	1,000
Newsday LLC
10.500% due 08/01/2013		500	518
Pharmaceutical Product Development Bridge
6.250% due 12/05/2018		1,000	999
Quintiles Transnational Corp.
5.000% due 06/08/2018		1,990	1,959
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		5,109	3,253
Univision Communications, Inc.
2.296% due 09/29/2014		1,500	1,436
Vodafone Group PLC
6.875% due 08/17/2015		1,605	1,605

Total Bank Loan Obligations (Cost $17,078)			16,293

CORPORATE BONDS & NOTES 78.9%

BANKING & FINANCE 11.7%
Ally Financial, Inc.
4.500% due 02/11/2014		1,000	967
6.250% due 12/01/2017		1,500	1,453
6.750% due 12/01/2014		100	101
7.500% due 09/15/2020		1,500	1,521
8.000% due 03/15/2020		1,500	1,541
8.000% due 11/01/2031		2,525	2,389
8.300% due 02/12/2015		1,750	1,851
American International Group, Inc.
8.175% due 05/15/2068		1,000	900
8.625% due 05/22/2068	GBP	1,000	1,258
Bank of America Corp.
6.000% due 09/01/2017		$220	215
Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,500	2,644
Capital One Capital V
10.250% due 08/15/2039		$2,000	2,087
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	1,000	1,320
Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$2,500	2,662
CIT Group, Inc.
7.000% due 05/01/2015		2,500	2,508
7.000% due 05/01/2016		7,000	7,009
7.000% due 05/01/2017		5,876	5,884
Columbus International, Inc.
11.500% due 11/20/2014		1,000	1,062
Countrywide Capital III
8.050% due 06/15/2027		1,800	1,647
Credit Agricole S.A.
8.375% due 10/29/2049		2,000	1,510
E*Trade Financial Corp.
6.750% due 06/01/2016		300	293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$2,000	$2,075
5.875% due 08/02/2021		3,000	3,131
6.625% due 08/15/2017		2,250	2,453
8.000% due 06/01/2014		1,000	1,089
8.000% due 12/15/2016		3,625	4,123
8.125% due 01/15/2020		1,500	1,771
8.700% due 10/01/2014		500	560
12.000% due 05/15/2015		250	308
HBOS PLC
6.750% due 05/21/2018		1,000	803
ILFC E-Capital Trust II
6.250% due 12/21/2065		250	170
Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,020
9.250% due 05/15/2015	EUR	475	609
International Lease Finance Corp.
5.875% due 05/01/2013		$300	297
6.250% due 05/15/2019		750	694
6.625% due 11/15/2013		1,000	1,000
6.750% due 09/01/2016		1,000	1,030
7.125% due 09/01/2018		1,750	1,820
8.625% due 09/15/2015		3,000	3,086
8.750% due 03/15/2017		2,000	2,065
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	419
LBG Capital No.1 PLC
6.439% due 05/23/2020		500	441
7.625% due 10/14/2020		200	184
7.867% due 12/17/2019	GBP	500	582
7.875% due 11/01/2020		$2,500	1,920
8.000% due 12/29/2049		500	365
11.040% due 03/19/2020	GBP	250	340
LBG Capital No.2 PLC
9.125% due 07/15/2020		500	598
Lehman Brothers Holdings, Inc.
2.940% due 01/12/2012 ^		$5,000	1,300
Marina District Finance Co., Inc.
9.500% due 10/15/2015		250	235
9.875% due 08/15/2018		500	459
Masonite International Corp.
8.250% due 04/15/2021		1,750	1,724
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,082
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		750	661
RBS Capital Trust
6.467% due 12/29/2049	EUR	350	231
Regions Bank
7.500% due 05/15/2018		$1,500	1,500
Regions Financial Corp.
7.375% due 12/10/2037		2,750	2,337
Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	158
7.640% due 03/29/2049		2,200	1,191
SLM Corp.
0.718% due 01/27/2014		1,025	927
5.000% due 06/15/2018		450	391
8.000% due 03/25/2020		1,000	1,012
8.450% due 06/15/2018		1,625	1,682
SLM Corp. CPI Linked Bond
5.514% due 01/31/2014		400	379
Societe Generale S.A.
5.922% due 04/29/2049		350	213
Springleaf Finance Corp.
6.900% due 12/15/2017		1,500	1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	$275
10.500% due 02/15/2019		200	252
UBS AG
7.152% due 12/29/2049	EUR	600	701
UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	565
Wind Acquisition Finance S.A.
11.750% due 07/15/2017		4,000	3,600

			95,737

INDUSTRIALS 59.9%
Actuant Corp.
6.875% due 06/15/2017		300	311
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,275
Aguila S.A.
7.875% due 01/31/2018		1,500	1,462
Alere, Inc.
8.625% due 10/01/2018		2,000	1,980
Aleris International, Inc.
7.625% due 02/15/2018		3,000	2,940
Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,025
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	985
11.000% due 11/01/2015		1,107	1,173
AMC Networks, Inc.
7.750% due 07/15/2021		600	656
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	448
American Stores Co.
7.100% due 03/20/2028		50	39
8.000% due 06/01/2026		1,375	1,193
Ameristar Casinos, Inc.
7.500% due 04/15/2021		2,250	2,329
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,500	1,552
Antero Resources Finance Corp.
7.250% due 08/01/2019		500	515
Arch Coal, Inc.
7.000% due 06/15/2019		1,500	1,537
7.250% due 10/01/2020		500	514
7.250% due 06/15/2021		2,000	2,065
ARD Finance S.A.
11.125% due 06/01/2018 (a)		530	450
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,275
9.250% due 10/15/2020		1,000	1,175
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	389
Associated Materials LLC
9.125% due 11/01/2017		2,000	1,755
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,015
Avaya, Inc.
7.000% due 04/01/2019		2,000	1,950
Basic Energy Services, Inc.
7.750% due 02/15/2019		500	506
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,500	1,582
BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,095

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Petroleum Co.
6.750% due 11/01/2020		$500	$508
Berry Plastics Corp.
5.153% due 02/15/2015		1,625	1,613
9.500% due 05/15/2018		1,500	1,515
9.750% due 01/15/2021		1,500	1,504
Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	2,000	2,213
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,035
Biomet, Inc.
10.000% due 10/15/2017		500	543
10.375% due 10/15/2017 (a)		2,865	3,116
11.625% due 10/15/2017		2,500	2,725
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	895
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,070
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,105
6.875% due 08/15/2018		250	264
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,500	1,530
Cablevision Systems Corp.
8.000% due 04/15/2020		1,000	1,077
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		1,750	1,207
11.250% due 06/01/2017		1,750	1,866
Calcipar S.A.
6.875% due 05/01/2018		500	453
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		500	488
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,020
Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,419
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		1,500	1,549
CCO Holdings LLC
6.500% due 04/30/2021		2,000	2,035
7.875% due 04/30/2018		3,000	3,214
Cemex S.A.B de C.V.
9.000% due 01/11/2018		2,500	2,006
CF Industries, Inc.
7.125% due 05/01/2020		1,000	1,185
Charter Communications Operating LLC
10.875% due 09/15/2014		1,000	1,079
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,035
Chesapeake Energy Corp.
7.250% due 12/15/2018		350	389
9.500% due 02/15/2015		3,000	3,450
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019		1,000	1,045
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	975
9.500% due 05/15/2016		1,325	1,438
Cinemark USA, Inc.
7.375% due 06/15/2021		500	514
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,030
10.750% due 01/15/2017 (a)		1,306	1,283
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		$5,500	$5,962
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,395
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	261
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,015
Community Health Systems, Inc.
8.875% due 07/15/2015		602	623
Concho Resources, Inc.
6.500% due 01/15/2022		1,750	1,837
7.000% due 01/15/2021		750	809
Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,512
8.250% due 04/01/2020		1,500	1,665
Constellation Brands, Inc.
7.250% due 05/15/2017		1,000	1,105
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,000	2,601
7.500% due 09/15/2017		500	660
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	78
Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		153	152
Continental Resources, Inc.
7.125% due 04/01/2021		400	436
7.375% due 10/01/2020		250	274
8.250% due 10/01/2019		50	55
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		2,000	1,795
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,247
Crown Castle International Corp.
7.125% due 11/01/2019		500	543
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	230
CSC Holdings LLC
6.750% due 11/15/2021		$1,250	1,322
7.625% due 07/15/2018		2,000	2,210
7.875% due 02/15/2018		3,000	3,337
8.625% due 02/15/2019		1,000	1,157
DaVita, Inc.
6.625% due 11/01/2020		2,000	2,065
Del Monte Corp.
7.625% due 02/15/2019		3,000	2,895
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,245
9.750% due 03/01/2016		50	55
Digicel Group Ltd.
10.500% due 04/15/2018		1,000	1,015
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,045
DineEquity, Inc.
9.500% due 10/30/2018		2,500	2,697
DISH DBS Corp.
6.750% due 06/01/2021		1,000	1,082
7.125% due 02/01/2016		2,000	2,165
7.750% due 05/31/2015		1,000	1,105
7.875% due 09/01/2019		2,000	2,270
DJO Finance LLC
7.750% due 04/15/2018		2,500	1,931
9.750% due 10/15/2017		500	391
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	$1,000	$1,095
EH Holding Corp.
6.500% due 06/15/2019	500	524
7.625% due 06/15/2021	1,000	1,055
El Paso Corp.
7.000% due 06/15/2017	475	523
7.250% due 06/01/2018	500	550
7.750% due 01/15/2032	500	580
7.800% due 08/01/2031	1,150	1,331
8.050% due 10/15/2030	780	913
Eldorado Resorts LLC
8.625% due 06/15/2019	500	449
Emergency Medical Services Corp.
8.125% due 06/01/2019	1,500	1,504
Endo Pharmaceuticals Holdings, Inc.
7.250% due 01/15/2022	1,000	1,069
Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,536
Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,284
Entravision Communications Corp.
8.750% due 08/01/2017	1,000	985
Exide Technologies
8.625% due 02/01/2018	1,500	1,162
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,351
Fidelity National Information Services, Inc.
7.625% due 07/15/2017	1,250	1,357
First Data Corp.
8.250% due 01/15/2021	2,500	2,250
9.875% due 09/24/2015	51	48
12.625% due 01/15/2021	750	656
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	596
FMG Resources Pty. Ltd.
7.000% due 11/01/2015	1,500	1,522
8.250% due 11/01/2019	3,000	3,067
Ford Motor Co.
9.215% due 09/15/2021	200	237
Forest Oil Corp.
7.250% due 06/15/2019	1,500	1,537
8.500% due 02/15/2014	1,000	1,095
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	873
Georgia-Pacific LLC
7.250% due 06/01/2028	150	181
7.375% due 12/01/2025	4,520	5,585
8.000% due 01/15/2024	2,000	2,568
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,250	1,369
10.500% due 05/15/2016	618	684
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,070
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019	500	498
Griffon Corp.
7.125% due 04/01/2018	1,000	995
Grifols, Inc.
8.250% due 02/01/2018	1,250	1,319
HCA Holdings, Inc.
7.750% due 05/15/2021	1,000	1,023
HCA, Inc.
6.500% due 02/15/2020	2,000	2,080
7.190% due 11/15/2015	180	181

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 09/15/2020		$2,975	$3,153
7.500% due 02/15/2022		3,500	3,587
8.000% due 10/01/2018		3,000	3,180
8.500% due 04/15/2019		800	880
9.875% due 02/15/2017		829	910
Headwaters, Inc.
7.625% due 04/01/2019		1,000	890
Health Management Associates, Inc.
7.375% due 01/15/2020		1,000	1,043
HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,291
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,022
7.375% due 01/15/2021		1,500	1,532
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	2,827
9.000% due 11/15/2020		3,000	2,490
Host Hotels & Resorts LP
6.000% due 10/01/2021		1,000	1,028
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	985
Huntsman International LLC
8.625% due 03/15/2021		5,000	5,325
IASIS Healthcare LLC
8.375% due 05/15/2019		2,000	1,755
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,040
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	3,000	2,893
8.500% due 02/15/2016		$500	400
Inergy LP
6.875% due 08/01/2021		293	296
7.000% due 10/01/2018		550	561
Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	3,156
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,526
7.250% due 10/15/2020		1,750	1,781
7.500% due 04/01/2021		3,500	3,548
8.500% due 11/01/2019		750	797
9.500% due 06/15/2016		2,000	2,095
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	485
11.500% due 02/04/2017 (a)		3,845	3,721
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,650
Intergen NV
9.000% due 06/30/2017		2,895	3,061
Interline Brands, Inc.
7.000% due 11/15/2018		275	286
inVentiv Health, Inc.
10.000% due 08/15/2018		500	460
Jaguar Holding Co. II
9.500% due 12/01/2019		1,000	1,055
Jaguar Land Rover PLC
7.750% due 05/15/2018		400	383
8.125% due 05/15/2021		2,000	1,890
Jarden Corp.
7.500% due 05/01/2017		1,000	1,065
JMC Steel Group
8.250% due 03/15/2018		500	490
Kabel BW Erste Beteiligungs GmbH
5.676% due 03/15/2018	EUR	250	322
7.500% due 03/15/2019		$500	528
7.500% due 03/15/2019	EUR	750	985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kabel BW Musketeer GmbH
9.500% due 03/15/2021	EUR	1,500	$1,946
Kinove German Bondco GmbH
9.625% due 06/15/2018		$1,500	1,432
Laredo Petroleum, Inc.
9.500% due 02/15/2019		750	799
Levi Strauss & Co.
7.625% due 05/15/2020		3,000	3,079
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,038
Lyondell Chemical Co.
8.000% due 11/01/2017		207	227
11.000% due 05/01/2018		2,997	3,290
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,853
McClatchy Co.
11.500% due 02/15/2017		750	729
Meritor, Inc.
8.125% due 09/15/2015		1,500	1,350
10.625% due 03/15/2018		500	473
MGM Resorts International
6.625% due 07/15/2015		1,750	1,671
6.875% due 04/01/2016		450	419
7.500% due 06/01/2016		2,500	2,406
7.625% due 01/15/2017		2,000	1,915
9.000% due 03/15/2020		1,500	1,669
10.375% due 05/15/2014		1,500	1,721
11.125% due 11/15/2017		2,500	2,862
13.000% due 11/15/2013		1,000	1,192
Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,115
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,522
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	383
Mueller Water Products, Inc.
8.750% due 09/01/2020		550	600
Multiplan, Inc.
9.875% due 09/01/2018		1,000	1,045
Mylan, Inc.
7.625% due 07/15/2017		700	767
7.875% due 07/15/2020		2,500	2,772
Nalco Co.
6.625% due 01/15/2019		1,000	1,157
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	343
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,657
New Albertson’s, Inc.
7.450% due 08/01/2029		1,250	981
Newfield Exploration Co.
6.625% due 09/01/2014		100	101
6.875% due 02/01/2020		1,050	1,129
7.125% due 05/15/2018		1,075	1,153
NFR Energy LLC
9.750% due 02/15/2017		1,500	1,357
Nielsen Finance LLC
7.750% due 10/15/2018		2,500	2,712
11.500% due 05/01/2016		650	748
Novelis, Inc.
8.375% due 12/15/2017		3,500	3,736
8.750% due 12/15/2020		4,500	4,849
NXP BV
9.750% due 08/01/2018		1,050	1,150
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		$3,000	$2,970
Oshkosh Corp.
8.250% due 03/01/2017		175	183
8.500% due 03/01/2020		175	181
OSI Restaurant Partners LLC
10.000% due 06/15/2015		1,000	1,039
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		950	955
9.625% due 07/15/2017	EUR	713	913
Packaging Dynamics Corp.
8.750% due 02/01/2016		$500	503
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,281
6.250% due 11/15/2021		1,250	1,300
6.500% due 09/15/2020		500	528
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,500	1,616
Petrohawk Energy Corp.
7.250% due 08/15/2018		3,500	3,955
PHH Corp.
9.250% due 03/01/2016		500	478
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		2,000	1,890
Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	797
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,000	2,090
9.250% due 04/01/2015		1,000	1,031
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		500	484
Plains Exploration & Production Co.
6.750% due 02/01/2022		1,000	1,053
7.625% due 04/01/2020		1,750	1,903
Polymer Group, Inc.
7.750% due 02/01/2019		1,000	1,040
Polypore International, Inc.
7.500% due 11/15/2017		500	520
Precision Drilling Corp.
6.500% due 12/15/2021		1,000	1,025
Production Resource Group, Inc.
8.875% due 05/01/2019		450	414
PVH Corp.
7.375% due 05/15/2020		1,750	1,907
Quebecor Media, Inc.
7.750% due 03/15/2016		1,700	1,755
Quicksilver Resources, Inc.
9.125% due 08/15/2019		1,500	1,597
Quiksilver, Inc.
6.875% due 04/15/2015		750	700
QVC, Inc.
7.375% due 10/15/2020		1,000	1,073
7.500% due 10/01/2019		1,500	1,616
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	715
Rain CII Carbon LLC
8.000% due 12/01/2018		750	756
Range Resources Corp.
5.750% due 06/01/2021		500	544
6.750% due 08/01/2020		750	836
7.500% due 10/01/2017		275	294
RBS Global, Inc.
8.500% due 05/01/2018		5,500	5,857
Refresco Group BV
7.375% due 05/15/2018	EUR	400	492

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regency Energy Partners LP
6.875% due 12/01/2018		$1,125	$1,201
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,000	1,000
7.125% due 04/15/2019		1,250	1,278
7.875% due 08/15/2019		1,000	1,050
8.250% due 02/15/2021		2,000	1,780
9.000% due 04/15/2019		1,500	1,432
9.250% due 05/15/2018		1,175	1,131
9.875% due 08/15/2019		3,000	2,925
Rhodia S.A.
6.875% due 09/15/2020		1,000	1,095
Roadhouse Financing, Inc.
10.750% due 10/15/2017		1,000	978
Roofing Supply Group LLC
8.625% due 12/01/2017		675	692
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		1,000	1,018
Sally Holdings LLC
6.875% due 11/15/2019		550	578
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,000	1,995
8.000% due 06/01/2018		1,000	1,015
8.750% due 01/15/2020		500	519
9.875% due 05/15/2016		150	161
Sappi Papier Holding GmbH
6.625% due 04/15/2021		600	518
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	510
7.250% due 01/15/2018		150	158
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,200
8.375% due 09/15/2021		1,500	1,665
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,489
Simmons Foods, Inc.
10.500% due 11/01/2017		500	419
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	126
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	475
Snoqualmie Entertainment Authority
4.179% due 02/01/2014		1,000	893
Sonat, Inc.
7.000% due 02/01/2018		500	523
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		3,000	3,296
SPX Corp.
6.875% due 09/01/2017		750	814
Steel Dynamics, Inc.
7.625% due 03/15/2020		1,500	1,590
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,065
Styrolution GmbH
7.625% due 05/15/2016	EUR	750	684
Suburban Propane Partners LP
7.375% due 03/15/2020		$275	287
SunGard Data Systems, Inc.
7.375% due 11/15/2018		2,000	2,057
7.625% due 11/15/2020		3,000	3,097
10.625% due 05/15/2015		2,000	2,140
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	657
Sunrise Communications International S.A.
7.000% due 12/31/2017		475	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,060
Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,060
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	1,200	1,497
Tenet Healthcare Corp.
6.250% due 11/01/2018		$2,000	2,040
8.000% due 08/01/2020		2,000	2,012
8.875% due 07/01/2019		2,000	2,255
Tenneco, Inc.
7.750% due 08/15/2018		500	533
Thermon Industries, Inc.
9.500% due 05/01/2017		307	332
Tomkins LLC
9.000% due 10/01/2018		3,500	3,898
TransDigm, Inc.
7.750% due 12/15/2018		2,500	2,700
Travelport LLC
9.000% due 03/01/2016		1,000	558
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	814
Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	518
U.S. Foodservice
8.500% due 06/30/2019		2,000	1,945
UAL Pass-Through Trust
9.750% due 07/15/2018		889	960
United Rentals North America, Inc.
8.375% due 09/15/2020		1,500	1,470
Universal Health Services, Inc.
7.000% due 10/01/2018		750	782
Univision Communications, Inc.
6.875% due 05/15/2019		2,000	1,940
7.875% due 11/01/2020		1,750	1,785
8.500% due 05/15/2021		2,500	2,287
UPC Holding BV
8.375% due 08/15/2020	EUR	2,500	3,066
UPCB Finance II Ltd.
6.375% due 07/01/2020		1,000	1,210
UPCB Finance Ltd.
7.625% due 01/15/2020		2,400	3,083
UPCB Finance V Ltd.
7.250% due 11/15/2021		$1,000	1,018
USG Corp.
8.375% due 10/15/2018		825	763
Valeant Pharmaceuticals International
6.750% due 08/15/2021		1,000	970
6.875% due 12/01/2018		3,000	3,007
7.000% due 10/01/2020		2,500	2,481
7.250% due 07/15/2022		1,250	1,219
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,800	2,793
Vertellus Specialties, Inc.
9.375% due 10/01/2015		1,000	770
Videotron Ltee
9.125% due 04/15/2018		500	553
VWR Funding, Inc.
10.250% due 07/15/2015		2,000	2,075
Warner Chilcott Corp.
7.750% due 09/15/2018		5,000	5,131
WCA Waste Corp.
7.500% due 06/15/2019		425	431
Windstream Corp.
7.000% due 03/15/2019		2,000	2,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 10/15/2020		$1,000	$1,039
7.750% due 10/01/2021		500	515
7.875% due 11/01/2017		1,000	1,087
8.125% due 09/01/2018		1,000	1,076
WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,635
Wynn Las Vegas LLC
7.750% due 08/15/2020		1,500	1,672
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	500	589
Ziggo Bond Co. BV
8.000% due 05/15/2018		2,000	2,627
Ziggo Finance BV
6.125% due 11/15/2017		725	950

			490,057

UTILITIES 7.3%
AES Corp.
7.375% due 07/01/2021		$2,000	2,165
8.000% due 10/15/2017		500	553
8.000% due 06/01/2020		1,500	1,657
9.750% due 04/15/2016		700	805
AES Ironwood LLC
8.857% due 11/30/2025		1,665	1,690
AES Red Oak LLC
8.540% due 11/30/2019		1,023	1,059
Calpine Corp.
7.500% due 02/15/2021		2,500	2,687
7.875% due 07/31/2020		1,750	1,894
7.875% due 01/15/2023		1,000	1,080
Covanta Holding Corp.
7.250% due 12/01/2020		500	528
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	3,165
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		2,000	2,120
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		1,500	1,328
Frontier Communications Corp.
7.125% due 03/15/2019		1,125	1,103
7.875% due 04/15/2015		1,000	1,019
8.250% due 04/15/2017		275	283
8.500% due 04/15/2020		500	514
9.000% due 08/15/2031		1,025	940
GenOn Energy, Inc.
7.875% due 06/15/2017		375	364
GenOn REMA LLC
9.681% due 07/02/2026		300	298
MarkWest Energy Partners LP
6.750% due 11/01/2020		450	474
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		2,000	1,870
Midwest Generation LLC
8.560% due 01/02/2016		1,977	1,997
NGPL PipeCo LLC
6.514% due 12/15/2012		1,000	1,010
Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,330
NRG Energy, Inc.
7.625% due 01/15/2018		4,000	4,020
7.875% due 05/15/2021		500	490
8.250% due 09/01/2020		2,250	2,272
NSG Holdings LLC
7.750% due 12/15/2025		1,581	1,628

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Capital Corp.
6.900% due 05/01/2019	$6,500	$5,379
8.750% due 03/15/2032	2,250	1,831
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	1,670
8.375% due 08/15/2017	1,000	901
9.000% due 11/15/2018	1,500	1,579
Telesat LLC
11.000% due 11/01/2015	1,140	1,230
12.500% due 11/01/2017	400	449
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,718	1,812
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	482
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,075
VimpelCom Holdings BV
7.504% due 03/01/2022	750	634
Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,255

		59,640

Total Corporate Bonds & Notes (Cost $638,798)		645,434

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	27

Total Municipal Bonds & Notes (Cost $41)		27

MORTGAGE-BACKED SECURITIES 1.6%
American Home Mortgage Assets
0.484% due 05/25/2046	119	54
0.504% due 10/25/2046	109	44
1.128% due 11/25/2046	561	206
6.250% due 06/25/2037	293	129
Bear Stearns Alt-A Trust
2.427% due 01/25/2035	12	8
5.017% due 11/25/2036	1,215	646
Citigroup Mortgage Loan Trust, Inc.
2.527% due 07/25/2046 ^	44	26
2.726% due 03/25/2034	15	13
Countrywide Alternative Loan Trust
0.474% due 05/25/2047	249	127
0.480% due 12/20/2046	321	148
0.495% due 03/20/2046	140	69
0.495% due 07/20/2046	111	38
0.515% due 05/20/2046	208	76
1.208% due 12/25/2035	211	115
4.796% due 02/25/2037	110	64
5.302% due 10/25/2035 ^	92	54
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	106	49
5.296% due 05/20/2036	698	398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.535% due 03/19/2045	$35	$20
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035	125	75
GSR Mortgage Loan Trust
2.631% due 04/25/2035	15	13
2.714% due 05/25/2035	2,556	1,697
5.750% due 03/25/2036	421	373
Harborview Mortgage Loan Trust
0.465% due 07/19/2046	118	60
0.485% due 09/19/2046	42	23
0.525% due 03/19/2036	966	506
1.058% due 12/19/2036	48	22
5.750% due 08/19/2036 ^	90	46
Indymac IMSC Mortgage Loan Trust
6.000% due 07/25/2037	1,039	772
Indymac INDA Mortgage Loan Trust
4.977% due 03/25/2037 ^	2,139	1,345
Indymac Index Mortgage Loan Trust
5.116% due 05/25/2036	3,848	2,818
Luminent Mortgage Trust
0.464% due 12/25/2036	60	33
0.474% due 12/25/2036	40	19
MASTR Adjustable Rate Mortgages Trust
0.504% due 04/25/2046	33	16
Residential Accredit Loans, Inc.
0.454% due 01/25/2037	2,059	1,100
2.986% due 03/25/2035	51	32
3.097% due 02/25/2035	66	44
5.500% due 02/25/2036 ^	661	341
Residential Asset Securitization Trust
0.694% due 01/25/2046 ^	463	194
Structured Asset Mortgage Investments, Inc.
0.514% due 09/25/2047	1,000	324
0.604% due 09/25/2045	110	59
Suntrust Alternative Loan Trust
0.644% due 04/25/2036	155	49
WaMu Mortgage Pass-Through Certificates
0.908% due 02/25/2047	114	57
0.908% due 03/25/2047	117	58
0.968% due 04/25/2047	60	38
1.028% due 12/25/2046	55	28
2.394% due 12/25/2036	690	446
5.446% due 02/25/2037	52	35
5.683% due 10/25/2036	397	289
5.836% due 09/25/2036	43	29
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.178% due 05/25/2046	47	22

Total Mortgage-Backed Securities (Cost $13,336)		13,247

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc.
1.344% due 12/25/2033	275	209
Credit-Based Asset Servicing & Securitization LLC
0.364% due 01/25/2037	107	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.444% due 08/25/2036	$100	$32
Mid-State Trust
7.791% due 03/15/2038	25	24
Morgan Stanley ABS Capital
0.434% due 05/25/2037	100	29
Structured Asset Securities Corp.
0.594% due 06/25/2035	320	191

Total Asset-Backed Securities (Cost $581)		507

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,168	111

Total Common Stocks (Cost $2,082)		111

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
ABN AMRO North America Capital Funding Trust I
1.600% due 12/31/2049	800	477
Ally Financial, Inc.
7.000% due 12/31/2049	1,750	1,255
GMAC Capital Trust I
8.125% due 02/15/2040	50,000	967

Total Preferred Securities (Cost $3,303)		2,699

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.060% due 01/03/2012	$9,000	9,000

(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $9,324. Repurchase proceeds are $9,000.)

U.S. TREASURY BILLS 0.2%
0.031% due 01/19/2012 -06/07/2012 (c)(e)(g)	1,798	1,798

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 12.7%
	10,357,224	103,728

Total Short-Term Instruments (Cost $114,520)		114,526

Total Investments 96.9% (Cost $789,739)		$792,844

Other Assets and Liabilities (Net) 3.1%		25,476

Net Assets 100.0%		$818,320

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,520 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $5,519 at a weighted average interest rate of 0.483%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $278 and cash of $1,806 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Sell Protection
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$	3,185	$(137)	$54
CDX.HY-17 5-Year Index	5.000%	12/20/2016		24,500	(1,670)	229

					$(1,807)	$283

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	1.885%	$	1,000	$70	$(94)	$164
Ally Financial, Inc.	DUB	5.000%	03/20/2012	4.949%		200	0	(31)	31
Ally Financial, Inc.	MYC	6.560%	12/20/2012	5.226%		1,500	23	0	23
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	6.177%		200	(5)	(18)	13
Community Health Systems, Inc.	GST	5.000%	03/20/2014	5.548%		1,150	(11)	(105)	94
El Paso Corp.	FBF	5.000%	12/20/2014	2.047%		2,500	216	(75)	291
El Paso Corp.	GST	5.000%	09/20/2014	1.958%		3,000	246	(285)	531
GenOn Energy, Inc.	CBK	5.000%	09/20/2014	6.512%		1,100	(38)	(121)	83
GenOn Energy, Inc.	GST	5.000%	09/20/2014	6.512%		300	(10)	(55)	45
GenOn Energy, Inc.	MYC	5.000%	12/20/2014	6.689%		300	(13)	(30)	17
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.822%		550	58	(56)	114
HCA, Inc.	BOA	5.000%	03/20/2014	2.034%		1,000	64	(150)	214
NRG Energy, Inc.	GST	4.200%	09/20/2013	3.304%		100	2	0	2
Qwest Capital Funding, Inc.	CBK	3.350%	12/20/2012	0.798%		600	16	0	16
SLM Corp.	BOA	5.000%	09/20/2014	5.367%		800	(6)	(112)	106
SLM Corp.	BRC	5.000%	12/20/2013	4.960%		650	2	(71)	73
SLM Corp.	DUB	5.000%	06/20/2012	3.493%		500	4	(66)	70
SLM Corp.	DUB	5.000%	09/20/2014	5.367%		300	(2)	(34)	32

							$616	$(1,303)	$1,919

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	MYC	5.000%	12/20/2015	$	10,682	$(332)	$307	$(639)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		2,205	(97)	11	(108)
CDX.HY-17 5-Year Index	BOA	5.000%	12/20/2016		4,900	(334)	(438)	104
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		4,900	(334)	(343)	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	9	1	8

						$(1,088)	$(462)	$(626)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.110%	01/02/2012	MYC	BRL	34,100	$(679)	$(76)	$(603)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GLM		3,400	(65)	(25)	(40)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BRC		20,700	(125)	(25)	(100)
Pay	1-Year BRL-CDI	14.760%	01/02/2012	BOA		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	JPM		2,200	134	8	126

							$(517)	$(94)	$(423)

(i)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$150	$152	0.02%

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	60	01/2012	MSC	$1	$0	$1
Sell		60	01/2012	MSC	0	(0)	(0)
Buy		60	01/2012	UAG	0	0	0
Sell		60	01/2012	UAG	1	0	1
Buy		60	03/2012	UAG	0	(1)	(1)
Buy	CNY	5,573	02/2012	DUB	19	0	19
Buy		7,314	06/2012	CBK	1	0	1
Sell	EUR	6,628	01/2012	BRC	527	0	527
Buy		238	01/2012	CBK	0	(12)	(12)
Sell		5,782	01/2012	DUB	492	0	492
Sell		13,472	01/2012	FBL	561	0	561
Buy		15,279	01/2012	GST	0	(322)	(322)
Sell		1,984	01/2012	JPM	185	0	185
Sell		479	01/2012	RBC	36	0	36
Sell		1,377	01/2012	UAG	117	0	117
Sell		1,084	02/2012	DUB	14	0	14
Sell		13,472	02/2012	GST	240	0	240
Sell	GBP	3,887	01/2012	BRC	59	0	59
Buy		3,887	01/2012	RBC	0	(51)	(51)
Sell		151	02/2012	DUB	2	0	2
Sell		3,887	02/2012	RBC	51	0	51

					$2,306	$(386)	$1,920

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$16,293	$0	$16,293
Corporate Bonds & Notes
Banking & Finance	0	95,737	0	95,737
Industrials	0	488,867	1,190	490,057
Utilities	0	57,345	2,295	59,640
Municipal Bonds & Notes
Puerto Rico	0	27	0	27
Mortgage-Backed Securities	0	13,247	0	13,247
Asset-Backed Securities	0	507	0	507
Common Stocks
Consumer Discretionary	111	0	0	111
Preferred Securities
Banking & Finance	967	1,732	0	2,699

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$9,000	$0	$9,000
U.S. Treasury Bills	0	1,798	0	1,798
PIMCO Short-Term Floating NAV Portfolio	103,728	0	0	103,728
	$104,806	$684,553	$3,485	$792,844

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,323	0	2,323
Foreign Exchange Contracts	0	2,306	0	2,306
Interest Rate Contracts	0	320	0	320
	$0	$4,949	$0	$4,949

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(747)	$0	$(747)
Foreign Exchange Contracts	0	(386)	0	(386)
Interest Rate Contracts	0	(743)	0	(743)
	$0	$(1,876)	$0	$(1,876)

Totals	$104,806	$687,626	$3,485	$795,917

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$2,772	$0	$(1,179)	$13	$(379)	$(37)	$0	$0	$1,190	$(67)
Utilities	3,541	0	(1,193)	(6)	(1)	(46)	0	0	2,295	(16)
Warrants
Energy	58	0	(61)	0	27	(24)	0	0	0	0
Utilities	50	0	(79)	0	(1,623)	1,652	0	0	0	0

Totals	$6,421	$0	$(2,512)	$7	$(1,976)	$1,545	$0	$0	$3,485	$(83)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$11	$0	$0	$0	$11
Unrealized appreciation on foreign currency contracts	0	0	0	2,306	0	2,306
Unrealized appreciation on OTC swap agreements	0	2,040	0	0	320	2,360

	$0	$2,051	$0	$2,306	$320	$4,677

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$1	$0	$0	$0	$1
Unrealized depreciation on foreign currency contracts	0	0	0	386	0	386
Unrealized depreciation on OTC swap agreements	0	747	0	0	743	1,490

	$0	$748	$0	$386	$743	$1,877

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(262)	$0	$0	$0	$(262)
Net realized gain on foreign currency transactions	0	0	0	1,033	0	1,033

	$0	$(262)	$0	$1,033	$0	$771

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(2,206)	$0	$0	$549	$(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	683	0	683

	$0	$(2,206)	$0	$683	$549	$(974)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $283 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(109)	$270	$161
BRC	129	(370)	(241)
CBK	(38)	0	(38)
DUB	538	(540)	(2)
FBF	286	(190)	96
FBL	561	(360)	201
GLM	(65)	0	(65)
GST	145	(300)	(155)
HUS	109	0	109
JPM	319	(150)	169
MSC	1	(5)	(4)
MYC	(1,098)	1,130	32
RBC	36	0	36
UAG	117	0	117

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

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December 31, 2011

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment.

Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$30,043	$553,769	$(480,100)	$8	$8	$103,728	$169

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,796	$12,026	$519,562	$457,148

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	155	$1,217	160	$1,210
Administrative Class	69,587	528,581	59,340	446,404
Advisor Class	15,730	117,863	6,287	47,425
Issued as reinvestment of distributions
Institutional Class	44	335	34	252
Administrative Class	6,235	47,762	5,512	41,654
Advisor Class	217	1,661	125	956
Cost of shares redeemed
Institutional Class	(102)	(779)	(117)	(885)
Administrative Class	(61,444)	(468,425)	(52,020)	(390,503)
Advisor Class	(10,045)	(76,103)	(4,656)	(35,008)
Net increase resulting from Portfolio share transactions	20,377	$152,112	14,665	$111,505

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
$6,291	$—	$3,204	$(883)	$22,306	$(4,662)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements  (Cont.)

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$22,306	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$790,009	$27,622	$(24,787)	$2,835

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$49,777	$—	$—
12/31/2010	$42,863	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate

30	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.94%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.87%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	33

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT39AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO High Yield Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Glossary	30
Federal Income Tax Information	31
Management of the Trust	32
Privacy Policy	34
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	35

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	81.4%
Short-Term Instruments	14.4%
Bank Loan Obligations	2.1%
Mortgage-Backed Securities	1.7%
Preferred Securities	0.3%
Other	0.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO High Yield Portfolio Advisor Class	3.24%	5.50%	5.90%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	5.39%	6.84%	7.16%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$993.30	$1,020.87
Expenses Paid During Period*	$4.32	$4.38
Net Annualized Expense Ratio	0.86%	0.86%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the cable sector benefited performance as the cable sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to building materials benefited performance as the building materials sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to transportation benefited performance as the transportation sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to the energy sector detracted from performance as this sector outperformed the broader high yield bond market during the reporting period.

»	Security selection in the chemicals sector, particularly in companies with global exposure, detracted from performance as these issues underperformed during the reporting period.

»	Security selection in the forest products sector, particularly packaging, benefited performance as select issuers reported strong operating results during the reporting period.

»	Exposure to European issuers detracted from performance as European high yield securities underperformed U.S. high yield securities during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$7.75	$7.28	$5.66	$8.05	$8.34
Net investment income (a)	0.50	0.53	0.55	0.53	0.55
Net realized/unrealized gain (loss)	(0.25)	0.48	1.62	(2.34)	(0.27)
Total income (loss) from investment operations	0.25	1.01	2.17	(1.81)	0.28
Dividends from net investment income	(0.53)	(0.54)	(0.55)	(0.53)	(0.57)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.02)	0.00
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00
Total distributions	(0.53)	(0.54)	(0.55)	(0.58)	(0.57)
Net asset value end of year	$7.47	$7.75	$7.28	$5.66	$8.05
Total return	3.24%	14.35%	40.12%	(23.59)%	3.40%
Net assets end of year (000s)	$65,200	$21,861	$7,764	$1,872	$426
Ratio of expenses to average net assets	0.85%	0.85%	0.86%	0.85%	0.85%
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	6.49%	6.92%	8.33%	7.60%	6.75%
Portfolio turnover rate	68%*	64%*	181%	313%	131%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$680,116
Investments in Affiliates, at value	103,728
Repurchase agreements, at value	9,000
Cash	2,360
Deposits with counterparty	1,806
Foreign currency, at value	196
Receivable for investments sold	481
Receivable for Portfolio shares sold	11,666
Interest and dividends receivable	13,540
Dividends receivable from Affiliates	19
Variation margin receivable on financial derivative instruments	11
OTC swap premiums paid	388
Unrealized appreciation on foreign currency contracts	2,306
Unrealized appreciation on OTC swap agreements	2,360
827,977

Liabilities:
Payable for investments purchased	$1,596
Payable for investments in Affiliates purchased	19
Deposits from counterparty	2,035
Payable for Portfolio shares redeemed	1,382
Accrued investment advisory fees	171
Accrued supervisory and administrative fees	239
Accrued distribution fees	12
Accrued servicing fees	79
Variation margin payable on financial derivative instruments	1
OTC swap premiums received	2,247
Unrealized depreciation on foreign currency contracts	386
Unrealized depreciation on OTC swap agreements	1,490
9,657

Net Assets	$818,320

Net Assets Consist of:
Paid in capital	$836,677
Undistributed net investment income	3,358
Accumulated undistributed net realized (loss)	(27,842)
Net unrealized appreciation	6,127
$818,320

Net Assets:
Institutional Class	$4,672
Administrative Class	748,448
Advisor Class	65,200

Shares Issued and Outstanding:
Institutional Class	625
Administrative Class	100,145
Advisor Class	8,724

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$7.47
Administrative Class	7.47
Advisor Class	7.47

Cost of Investments	$677,017
Cost of Investments in Affiliates	$103,722
Cost of Repurchase Agreements	$9,000
Cost of Foreign Currency Held	$194

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$52,543
Dividends	433
Dividends from Affiliate investments	169
Total Income	53,145

Expenses:
Investment advisory fees	1,788
Supervisory and administrative fees	2,503
Servicing fees – Administrative Class	1,026
Distribution and/or servicing fees – Advisor Class	62
Trustees’ fees	12
Interest expense	11
Miscellaneous expense	1
Total Expenses	5,403

Net Investment Income	47,742

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	12,728
Net realized gain on Affiliate investments	8
Net realized (loss) on futures contracts, written options and swaps	(262)
Net realized gain on foreign currency transactions	1,089
Net change in unrealized (depreciation) on investments	(34,542)
Net change in unrealized appreciation on Affiliate investments	8
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	581
Net (Loss)	(22,047)

Net Increase in Net Assets Resulting from Operations	$25,695

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$47,742	$42,130
Net realized gain	13,555	27,514
Net realized gain on Affiliate investments	8	28
Net change in unrealized appreciation (depreciation)	(35,618)	9,863
Net change in unrealized appreciation (depreciation) on Affiliate investments	8	(2)
Net increase resulting from operations	25,695	79,533

Distributions to Shareholders:
From net investment income
Institutional Class	(335)	(252)
Administrative Class	(47,781)	(41,654)
Advisor Class	(1,661)	(956)

Total Distributions	(49,777)	(42,862)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	152,112	111,505

Total Increase in Net Assets	128,030	148,176

Net Assets:
Beginning of year	690,290	542,114
End of year*	$818,320	$690,290

*Including undistributed (overdistributed) net investment income of:	$3,358	$(493)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.0%
Boyd Gaming Corp.
6.000% due 12/17/2015		$500	$497
Community Health Systems, Inc.
2.546% due 07/25/2014		34	34
2.546% - 2.773% due 07/25/2014		635	618
3.796% - 4.023% due 01/25/2017		320	310
First Data Corp.
3.044% due 09/24/2014		2,816	2,549
Kinetic Concepts, Inc.
7.000% due 05/04/2018		1,500	1,515
NeuStar, Inc.
5.000% due 11/08/2018		998	1,000
Newsday LLC
10.500% due 08/01/2013		500	518
Pharmaceutical Product Development Bridge
6.250% due 12/05/2018		1,000	999
Quintiles Transnational Corp.
5.000% due 06/08/2018		1,990	1,959
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		5,109	3,253
Univision Communications, Inc.
2.296% due 09/29/2014		1,500	1,436
Vodafone Group PLC
6.875% due 08/17/2015		1,605	1,605

Total Bank Loan Obligations (Cost $17,078)			16,293

CORPORATE BONDS & NOTES 78.9%

BANKING & FINANCE 11.7%
Ally Financial, Inc.
4.500% due 02/11/2014		1,000	967
6.250% due 12/01/2017		1,500	1,453
6.750% due 12/01/2014		100	101
7.500% due 09/15/2020		1,500	1,521
8.000% due 03/15/2020		1,500	1,541
8.000% due 11/01/2031		2,525	2,389
8.300% due 02/12/2015		1,750	1,851
American International Group, Inc.
8.175% due 05/15/2068		1,000	900
8.625% due 05/22/2068	GBP	1,000	1,258
Bank of America Corp.
6.000% due 09/01/2017		$220	215
Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,500	2,644
Capital One Capital V
10.250% due 08/15/2039		$2,000	2,087
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	1,000	1,320
Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$2,500	2,662
CIT Group, Inc.
7.000% due 05/01/2015		2,500	2,508
7.000% due 05/01/2016		7,000	7,009
7.000% due 05/01/2017		5,876	5,884
Columbus International, Inc.
11.500% due 11/20/2014		1,000	1,062
Countrywide Capital III
8.050% due 06/15/2027		1,800	1,647
Credit Agricole S.A.
8.375% due 10/29/2049		2,000	1,510
E*Trade Financial Corp.
6.750% due 06/01/2016		300	293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$2,000	$2,075
5.875% due 08/02/2021		3,000	3,131
6.625% due 08/15/2017		2,250	2,453
8.000% due 06/01/2014		1,000	1,089
8.000% due 12/15/2016		3,625	4,123
8.125% due 01/15/2020		1,500	1,771
8.700% due 10/01/2014		500	560
12.000% due 05/15/2015		250	308
HBOS PLC
6.750% due 05/21/2018		1,000	803
ILFC E-Capital Trust II
6.250% due 12/21/2065		250	170
Ineos Finance PLC
9.000% due 05/15/2015		1,000	1,020
9.250% due 05/15/2015	EUR	475	609
International Lease Finance Corp.
5.875% due 05/01/2013		$300	297
6.250% due 05/15/2019		750	694
6.625% due 11/15/2013		1,000	1,000
6.750% due 09/01/2016		1,000	1,030
7.125% due 09/01/2018		1,750	1,820
8.625% due 09/15/2015		3,000	3,086
8.750% due 03/15/2017		2,000	2,065
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	500	419
LBG Capital No.1 PLC
6.439% due 05/23/2020		500	441
7.625% due 10/14/2020		200	184
7.867% due 12/17/2019	GBP	500	582
7.875% due 11/01/2020		$2,500	1,920
8.000% due 12/29/2049		500	365
11.040% due 03/19/2020	GBP	250	340
LBG Capital No.2 PLC
9.125% due 07/15/2020		500	598
Lehman Brothers Holdings, Inc.
2.940% due 01/12/2012 ^		$5,000	1,300
Marina District Finance Co., Inc.
9.500% due 10/15/2015		250	235
9.875% due 08/15/2018		500	459
Masonite International Corp.
8.250% due 04/15/2021		1,750	1,724
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,082
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		750	661
RBS Capital Trust
6.467% due 12/29/2049	EUR	350	231
Regions Bank
7.500% due 05/15/2018		$1,500	1,500
Regions Financial Corp.
7.375% due 12/10/2037		2,750	2,337
Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		250	158
7.640% due 03/29/2049		2,200	1,191
SLM Corp.
0.718% due 01/27/2014		1,025	927
5.000% due 06/15/2018		450	391
8.000% due 03/25/2020		1,000	1,012
8.450% due 06/15/2018		1,625	1,682
SLM Corp. CPI Linked Bond
5.514% due 01/31/2014		400	379
Societe Generale S.A.
5.922% due 04/29/2049		350	213
Springleaf Finance Corp.
6.900% due 12/15/2017		1,500	1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	$275
10.500% due 02/15/2019		200	252
UBS AG
7.152% due 12/29/2049	EUR	600	701
UBS Preferred Funding Trust V
6.243% due 05/29/2049		$660	565
Wind Acquisition Finance S.A.
11.750% due 07/15/2017		4,000	3,600

			95,737

INDUSTRIALS 59.9%
Actuant Corp.
6.875% due 06/15/2017		300	311
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,275
Aguila S.A.
7.875% due 01/31/2018		1,500	1,462
Alere, Inc.
8.625% due 10/01/2018		2,000	1,980
Aleris International, Inc.
7.625% due 02/15/2018		3,000	2,940
Alliant Techsystems, Inc.
6.875% due 09/15/2020		1,000	1,025
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	985
11.000% due 11/01/2015		1,107	1,173
AMC Networks, Inc.
7.750% due 07/15/2021		600	656
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		425	448
American Stores Co.
7.100% due 03/20/2028		50	39
8.000% due 06/01/2026		1,375	1,193
Ameristar Casinos, Inc.
7.500% due 04/15/2021		2,250	2,329
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,500	1,552
Antero Resources Finance Corp.
7.250% due 08/01/2019		500	515
Arch Coal, Inc.
7.000% due 06/15/2019		1,500	1,537
7.250% due 10/01/2020		500	514
7.250% due 06/15/2021		2,000	2,065
ARD Finance S.A.
11.125% due 06/01/2018 (a)		530	450
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	1,000	1,275
9.250% due 10/15/2020		1,000	1,175
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	389
Associated Materials LLC
9.125% due 11/01/2017		2,000	1,755
Audatex North America, Inc.
6.750% due 06/15/2018		1,000	1,015
Avaya, Inc.
7.000% due 04/01/2019		2,000	1,950
Basic Energy Services, Inc.
7.750% due 02/15/2019		500	506
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,500	1,582
BE Aerospace, Inc.
6.875% due 10/01/2020		1,000	1,095

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Petroleum Co.
6.750% due 11/01/2020		$500	$508
Berry Plastics Corp.
5.153% due 02/15/2015		1,625	1,613
9.500% due 05/15/2018		1,500	1,515
9.750% due 01/15/2021		1,500	1,504
Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	2,000	2,213
BI-LO LLC
9.250% due 02/15/2019		$1,000	1,035
Biomet, Inc.
10.000% due 10/15/2017		500	543
10.375% due 10/15/2017 (a)		2,865	3,116
11.625% due 10/15/2017		2,500	2,725
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		1,000	895
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		1,000	1,070
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,105
6.875% due 08/15/2018		250	264
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,500	1,530
Cablevision Systems Corp.
8.000% due 04/15/2020		1,000	1,077
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		1,750	1,207
11.250% due 06/01/2017		1,750	1,866
Calcipar S.A.
6.875% due 05/01/2018		500	453
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		500	488
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,020
Case New Holland, Inc.
7.875% due 12/01/2017		1,250	1,419
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		1,500	1,549
CCO Holdings LLC
6.500% due 04/30/2021		2,000	2,035
7.875% due 04/30/2018		3,000	3,214
Cemex S.A.B de C.V.
9.000% due 01/11/2018		2,500	2,006
CF Industries, Inc.
7.125% due 05/01/2020		1,000	1,185
Charter Communications Operating LLC
10.875% due 09/15/2014		1,000	1,079
Chemtura Corp.
7.875% due 09/01/2018		1,000	1,035
Chesapeake Energy Corp.
7.250% due 12/15/2018		350	389
9.500% due 02/15/2015		3,000	3,450
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019		1,000	1,045
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		1,000	975
9.500% due 05/15/2016		1,325	1,438
Cinemark USA, Inc.
7.375% due 06/15/2021		500	514
CityCenter Holdings LLC
7.625% due 01/15/2016		1,000	1,030
10.750% due 01/15/2017 (a)		1,306	1,283
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,000	848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		$5,500	$5,962
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,395
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	261
CommScope, Inc.
8.250% due 01/15/2019		3,000	3,015
Community Health Systems, Inc.
8.875% due 07/15/2015		602	623
Concho Resources, Inc.
6.500% due 01/15/2022		1,750	1,837
7.000% due 01/15/2021		750	809
Consol Energy, Inc.
8.000% due 04/01/2017		1,375	1,512
8.250% due 04/01/2020		1,500	1,665
Constellation Brands, Inc.
7.250% due 05/15/2017		1,000	1,105
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,000	2,601
7.500% due 09/15/2017		500	660
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$80	78
Continental Airlines, Inc.
6.920% due 04/02/2013 (i)		153	152
Continental Resources, Inc.
7.125% due 04/01/2021		400	436
7.375% due 10/01/2020		250	274
8.250% due 10/01/2019		50	55
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		2,000	1,795
Crown Americas LLC
7.625% due 05/15/2017		2,050	2,247
Crown Castle International Corp.
7.125% due 11/01/2019		500	543
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	230
CSC Holdings LLC
6.750% due 11/15/2021		$1,250	1,322
7.625% due 07/15/2018		2,000	2,210
7.875% due 02/15/2018		3,000	3,337
8.625% due 02/15/2019		1,000	1,157
DaVita, Inc.
6.625% due 11/01/2020		2,000	2,065
Del Monte Corp.
7.625% due 02/15/2019		3,000	2,895
Denbury Resources, Inc.
8.250% due 02/15/2020		2,000	2,245
9.750% due 03/01/2016		50	55
Digicel Group Ltd.
10.500% due 04/15/2018		1,000	1,015
Digicel Ltd.
8.250% due 09/01/2017		3,000	3,045
DineEquity, Inc.
9.500% due 10/30/2018		2,500	2,697
DISH DBS Corp.
6.750% due 06/01/2021		1,000	1,082
7.125% due 02/01/2016		2,000	2,165
7.750% due 05/31/2015		1,000	1,105
7.875% due 09/01/2019		2,000	2,270
DJO Finance LLC
7.750% due 04/15/2018		2,500	1,931
9.750% due 10/15/2017		500	391
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		750	771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	$1,000	$1,095
EH Holding Corp.
6.500% due 06/15/2019	500	524
7.625% due 06/15/2021	1,000	1,055
El Paso Corp.
7.000% due 06/15/2017	475	523
7.250% due 06/01/2018	500	550
7.750% due 01/15/2032	500	580
7.800% due 08/01/2031	1,150	1,331
8.050% due 10/15/2030	780	913
Eldorado Resorts LLC
8.625% due 06/15/2019	500	449
Emergency Medical Services Corp.
8.125% due 06/01/2019	1,500	1,504
Endo Pharmaceuticals Holdings, Inc.
7.250% due 01/15/2022	1,000	1,069
Energy Transfer Equity LP
7.500% due 10/15/2020	1,400	1,536
Enterprise Products Operating LLC
8.375% due 08/01/2066	4,000	4,284
Entravision Communications Corp.
8.750% due 08/01/2017	1,000	985
Exide Technologies
8.625% due 02/01/2018	1,500	1,162
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	2,393	2,351
Fidelity National Information Services, Inc.
7.625% due 07/15/2017	1,250	1,357
First Data Corp.
8.250% due 01/15/2021	2,500	2,250
9.875% due 09/24/2015	51	48
12.625% due 01/15/2021	750	656
Florida East Coast Railway Corp.
8.125% due 02/01/2017	600	596
FMG Resources Pty. Ltd.
7.000% due 11/01/2015	1,500	1,522
8.250% due 11/01/2019	3,000	3,067
Ford Motor Co.
9.215% due 09/15/2021	200	237
Forest Oil Corp.
7.250% due 06/15/2019	1,500	1,537
8.500% due 02/15/2014	1,000	1,095
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	775	873
Georgia-Pacific LLC
7.250% due 06/01/2028	150	181
7.375% due 12/01/2025	4,520	5,585
8.000% due 01/15/2024	2,000	2,568
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,250	1,369
10.500% due 05/15/2016	618	684
Graphic Packaging International, Inc.
7.875% due 10/01/2018	1,000	1,070
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019	500	498
Griffon Corp.
7.125% due 04/01/2018	1,000	995
Grifols, Inc.
8.250% due 02/01/2018	1,250	1,319
HCA Holdings, Inc.
7.750% due 05/15/2021	1,000	1,023
HCA, Inc.
6.500% due 02/15/2020	2,000	2,080
7.190% due 11/15/2015	180	181

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 09/15/2020		$2,975	$3,153
7.500% due 02/15/2022		3,500	3,587
8.000% due 10/01/2018		3,000	3,180
8.500% due 04/15/2019		800	880
9.875% due 02/15/2017		829	910
Headwaters, Inc.
7.625% due 04/01/2019		1,000	890
Health Management Associates, Inc.
7.375% due 01/15/2020		1,000	1,043
HeidelbergCement Finance BV
8.500% due 10/31/2019	EUR	1,000	1,291
Hertz Corp.
6.750% due 04/15/2019		$3,000	3,022
7.375% due 01/15/2021		1,500	1,532
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	2,827
9.000% due 11/15/2020		3,000	2,490
Host Hotels & Resorts LP
6.000% due 10/01/2021		1,000	1,028
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	985
Huntsman International LLC
8.625% due 03/15/2021		5,000	5,325
IASIS Healthcare LLC
8.375% due 05/15/2019		2,000	1,755
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,040
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	3,000	2,893
8.500% due 02/15/2016		$500	400
Inergy LP
6.875% due 08/01/2021		293	296
7.000% due 10/01/2018		550	561
Insight Communications Co., Inc.
9.375% due 07/15/2018		2,750	3,156
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,500	1,526
7.250% due 10/15/2020		1,750	1,781
7.500% due 04/01/2021		3,500	3,548
8.500% due 11/01/2019		750	797
9.500% due 06/15/2016		2,000	2,095
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		500	485
11.500% due 02/04/2017 (a)		3,845	3,721
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,650
Intergen NV
9.000% due 06/30/2017		2,895	3,061
Interline Brands, Inc.
7.000% due 11/15/2018		275	286
inVentiv Health, Inc.
10.000% due 08/15/2018		500	460
Jaguar Holding Co. II
9.500% due 12/01/2019		1,000	1,055
Jaguar Land Rover PLC
7.750% due 05/15/2018		400	383
8.125% due 05/15/2021		2,000	1,890
Jarden Corp.
7.500% due 05/01/2017		1,000	1,065
JMC Steel Group
8.250% due 03/15/2018		500	490
Kabel BW Erste Beteiligungs GmbH
5.676% due 03/15/2018	EUR	250	322
7.500% due 03/15/2019		$500	528
7.500% due 03/15/2019	EUR	750	985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kabel BW Musketeer GmbH
9.500% due 03/15/2021	EUR	1,500	$1,946
Kinove German Bondco GmbH
9.625% due 06/15/2018		$1,500	1,432
Laredo Petroleum, Inc.
9.500% due 02/15/2019		750	799
Levi Strauss & Co.
7.625% due 05/15/2020		3,000	3,079
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,025	1,038
Lyondell Chemical Co.
8.000% due 11/01/2017		207	227
11.000% due 05/01/2018		2,997	3,290
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,750	1,853
McClatchy Co.
11.500% due 02/15/2017		750	729
Meritor, Inc.
8.125% due 09/15/2015		1,500	1,350
10.625% due 03/15/2018		500	473
MGM Resorts International
6.625% due 07/15/2015		1,750	1,671
6.875% due 04/01/2016		450	419
7.500% due 06/01/2016		2,500	2,406
7.625% due 01/15/2017		2,000	1,915
9.000% due 03/15/2020		1,500	1,669
10.375% due 05/15/2014		1,500	1,721
11.125% due 11/15/2017		2,500	2,862
13.000% due 11/15/2013		1,000	1,192
Michael Foods, Inc.
9.750% due 07/15/2018		2,000	2,115
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,522
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		500	383
Mueller Water Products, Inc.
8.750% due 09/01/2020		550	600
Multiplan, Inc.
9.875% due 09/01/2018		1,000	1,045
Mylan, Inc.
7.625% due 07/15/2017		700	767
7.875% due 07/15/2020		2,500	2,772
Nalco Co.
6.625% due 01/15/2019		1,000	1,157
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	343
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,657
New Albertson’s, Inc.
7.450% due 08/01/2029		1,250	981
Newfield Exploration Co.
6.625% due 09/01/2014		100	101
6.875% due 02/01/2020		1,050	1,129
7.125% due 05/15/2018		1,075	1,153
NFR Energy LLC
9.750% due 02/15/2017		1,500	1,357
Nielsen Finance LLC
7.750% due 10/15/2018		2,500	2,712
11.500% due 05/01/2016		650	748
Novelis, Inc.
8.375% due 12/15/2017		3,500	3,736
8.750% due 12/15/2020		4,500	4,849
NXP BV
9.750% due 08/01/2018		1,050	1,150
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		$3,000	$2,970
Oshkosh Corp.
8.250% due 03/01/2017		175	183
8.500% due 03/01/2020		175	181
OSI Restaurant Partners LLC
10.000% due 06/15/2015		1,000	1,039
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		950	955
9.625% due 07/15/2017	EUR	713	913
Packaging Dynamics Corp.
8.750% due 02/01/2016		$500	503
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,281
6.250% due 11/15/2021		1,250	1,300
6.500% due 09/15/2020		500	528
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		1,500	1,616
Petrohawk Energy Corp.
7.250% due 08/15/2018		3,500	3,955
PHH Corp.
9.250% due 03/01/2016		500	478
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		2,000	1,890
Pinnacle Entertainment, Inc.
8.625% due 08/01/2017		750	797
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,000	2,090
9.250% due 04/01/2015		1,000	1,031
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		500	484
Plains Exploration & Production Co.
6.750% due 02/01/2022		1,000	1,053
7.625% due 04/01/2020		1,750	1,903
Polymer Group, Inc.
7.750% due 02/01/2019		1,000	1,040
Polypore International, Inc.
7.500% due 11/15/2017		500	520
Precision Drilling Corp.
6.500% due 12/15/2021		1,000	1,025
Production Resource Group, Inc.
8.875% due 05/01/2019		450	414
PVH Corp.
7.375% due 05/15/2020		1,750	1,907
Quebecor Media, Inc.
7.750% due 03/15/2016		1,700	1,755
Quicksilver Resources, Inc.
9.125% due 08/15/2019		1,500	1,597
Quiksilver, Inc.
6.875% due 04/15/2015		750	700
QVC, Inc.
7.375% due 10/15/2020		1,000	1,073
7.500% due 10/01/2019		1,500	1,616
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		950	715
Rain CII Carbon LLC
8.000% due 12/01/2018		750	756
Range Resources Corp.
5.750% due 06/01/2021		500	544
6.750% due 08/01/2020		750	836
7.500% due 10/01/2017		275	294
RBS Global, Inc.
8.500% due 05/01/2018		5,500	5,857
Refresco Group BV
7.375% due 05/15/2018	EUR	400	492

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regency Energy Partners LP
6.875% due 12/01/2018		$1,125	$1,201
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,000	1,000
7.125% due 04/15/2019		1,250	1,278
7.875% due 08/15/2019		1,000	1,050
8.250% due 02/15/2021		2,000	1,780
9.000% due 04/15/2019		1,500	1,432
9.250% due 05/15/2018		1,175	1,131
9.875% due 08/15/2019		3,000	2,925
Rhodia S.A.
6.875% due 09/15/2020		1,000	1,095
Roadhouse Financing, Inc.
10.750% due 10/15/2017		1,000	978
Roofing Supply Group LLC
8.625% due 12/01/2017		675	692
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		1,000	1,018
Sally Holdings LLC
6.875% due 11/15/2019		550	578
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,000	1,995
8.000% due 06/01/2018		1,000	1,015
8.750% due 01/15/2020		500	519
9.875% due 05/15/2016		150	161
Sappi Papier Holding GmbH
6.625% due 04/15/2021		600	518
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	510
7.250% due 01/15/2018		150	158
Sealed Air Corp.
8.125% due 09/15/2019		2,000	2,200
8.375% due 09/15/2021		1,500	1,665
Sensata Technologies BV
6.500% due 05/15/2019		1,500	1,489
Simmons Foods, Inc.
10.500% due 11/01/2017		500	419
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		125	126
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	475
Snoqualmie Entertainment Authority
4.179% due 02/01/2014		1,000	893
Sonat, Inc.
7.000% due 02/01/2018		500	523
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		3,000	3,296
SPX Corp.
6.875% due 09/01/2017		750	814
Steel Dynamics, Inc.
7.625% due 03/15/2020		1,500	1,590
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,065
Styrolution GmbH
7.625% due 05/15/2016	EUR	750	684
Suburban Propane Partners LP
7.375% due 03/15/2020		$275	287
SunGard Data Systems, Inc.
7.375% due 11/15/2018		2,000	2,057
7.625% due 11/15/2020		3,000	3,097
10.625% due 05/15/2015		2,000	2,140
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	657
Sunrise Communications International S.A.
7.000% due 12/31/2017		475	639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	$1,060
Targa Resources Partners LP
7.875% due 10/15/2018		1,000	1,060
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	1,200	1,497
Tenet Healthcare Corp.
6.250% due 11/01/2018		$2,000	2,040
8.000% due 08/01/2020		2,000	2,012
8.875% due 07/01/2019		2,000	2,255
Tenneco, Inc.
7.750% due 08/15/2018		500	533
Thermon Industries, Inc.
9.500% due 05/01/2017		307	332
Tomkins LLC
9.000% due 10/01/2018		3,500	3,898
TransDigm, Inc.
7.750% due 12/15/2018		2,500	2,700
Travelport LLC
9.000% due 03/01/2016		1,000	558
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	814
Trinidad Drilling Ltd.
7.875% due 01/15/2019		500	518
U.S. Foodservice
8.500% due 06/30/2019		2,000	1,945
UAL Pass-Through Trust
9.750% due 07/15/2018		889	960
United Rentals North America, Inc.
8.375% due 09/15/2020		1,500	1,470
Universal Health Services, Inc.
7.000% due 10/01/2018		750	782
Univision Communications, Inc.
6.875% due 05/15/2019		2,000	1,940
7.875% due 11/01/2020		1,750	1,785
8.500% due 05/15/2021		2,500	2,287
UPC Holding BV
8.375% due 08/15/2020	EUR	2,500	3,066
UPCB Finance II Ltd.
6.375% due 07/01/2020		1,000	1,210
UPCB Finance Ltd.
7.625% due 01/15/2020		2,400	3,083
UPCB Finance V Ltd.
7.250% due 11/15/2021		$1,000	1,018
USG Corp.
8.375% due 10/15/2018		825	763
Valeant Pharmaceuticals International
6.750% due 08/15/2021		1,000	970
6.875% due 12/01/2018		3,000	3,007
7.000% due 10/01/2020		2,500	2,481
7.250% due 07/15/2022		1,250	1,219
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		2,800	2,793
Vertellus Specialties, Inc.
9.375% due 10/01/2015		1,000	770
Videotron Ltee
9.125% due 04/15/2018		500	553
VWR Funding, Inc.
10.250% due 07/15/2015		2,000	2,075
Warner Chilcott Corp.
7.750% due 09/15/2018		5,000	5,131
WCA Waste Corp.
7.500% due 06/15/2019		425	431
Windstream Corp.
7.000% due 03/15/2019		2,000	2,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 10/15/2020		$1,000	$1,039
7.750% due 10/01/2021		500	515
7.875% due 11/01/2017		1,000	1,087
8.125% due 09/01/2018		1,000	1,076
WMG Acquisition Corp.
9.500% due 06/15/2016		1,500	1,635
Wynn Las Vegas LLC
7.750% due 08/15/2020		1,500	1,672
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	500	589
Ziggo Bond Co. BV
8.000% due 05/15/2018		2,000	2,627
Ziggo Finance BV
6.125% due 11/15/2017		725	950

			490,057

UTILITIES 7.3%
AES Corp.
7.375% due 07/01/2021		$2,000	2,165
8.000% due 10/15/2017		500	553
8.000% due 06/01/2020		1,500	1,657
9.750% due 04/15/2016		700	805
AES Ironwood LLC
8.857% due 11/30/2025		1,665	1,690
AES Red Oak LLC
8.540% due 11/30/2019		1,023	1,059
Calpine Corp.
7.500% due 02/15/2021		2,500	2,687
7.875% due 07/31/2020		1,750	1,894
7.875% due 01/15/2023		1,000	1,080
Covanta Holding Corp.
7.250% due 12/01/2020		500	528
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	3,165
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		2,000	2,120
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		1,500	1,328
Frontier Communications Corp.
7.125% due 03/15/2019		1,125	1,103
7.875% due 04/15/2015		1,000	1,019
8.250% due 04/15/2017		275	283
8.500% due 04/15/2020		500	514
9.000% due 08/15/2031		1,025	940
GenOn Energy, Inc.
7.875% due 06/15/2017		375	364
GenOn REMA LLC
9.681% due 07/02/2026		300	298
MarkWest Energy Partners LP
6.750% due 11/01/2020		450	474
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		2,000	1,870
Midwest Generation LLC
8.560% due 01/02/2016		1,977	1,997
NGPL PipeCo LLC
6.514% due 12/15/2012		1,000	1,010
Northwestern Bell Telephone
7.750% due 05/01/2030		1,208	1,330
NRG Energy, Inc.
7.625% due 01/15/2018		4,000	4,020
7.875% due 05/15/2021		500	490
8.250% due 09/01/2020		2,250	2,272
NSG Holdings LLC
7.750% due 12/15/2025		1,581	1,628

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Capital Corp.
6.900% due 05/01/2019	$6,500	$5,379
8.750% due 03/15/2032	2,250	1,831
Sprint Nextel Corp.
6.000% due 12/01/2016	2,000	1,670
8.375% due 08/15/2017	1,000	901
9.000% due 11/15/2018	1,500	1,579
Telesat LLC
11.000% due 11/01/2015	1,140	1,230
12.500% due 11/01/2017	400	449
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,718	1,812
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	450	482
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,250	1,075
VimpelCom Holdings BV
7.504% due 03/01/2022	750	634
Virgin Media Finance PLC
9.500% due 08/15/2016	2,000	2,255

		59,640

Total Corporate Bonds & Notes (Cost $638,798)		645,434

MUNICIPAL BONDS & NOTES 0.0%

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	400	27

Total Municipal Bonds & Notes (Cost $41)		27

MORTGAGE-BACKED SECURITIES 1.6%
American Home Mortgage Assets
0.484% due 05/25/2046	119	54
0.504% due 10/25/2046	109	44
1.128% due 11/25/2046	561	206
6.250% due 06/25/2037	293	129
Bear Stearns Alt-A Trust
2.427% due 01/25/2035	12	8
5.017% due 11/25/2036	1,215	646
Citigroup Mortgage Loan Trust, Inc.
2.527% due 07/25/2046 ^	44	26
2.726% due 03/25/2034	15	13
Countrywide Alternative Loan Trust
0.474% due 05/25/2047	249	127
0.480% due 12/20/2046	321	148
0.495% due 03/20/2046	140	69
0.495% due 07/20/2046	111	38
0.515% due 05/20/2046	208	76
1.208% due 12/25/2035	211	115
4.796% due 02/25/2037	110	64
5.302% due 10/25/2035 ^	92	54
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	106	49
5.296% due 05/20/2036	698	398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.535% due 03/19/2045	$35	$20
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035	125	75
GSR Mortgage Loan Trust
2.631% due 04/25/2035	15	13
2.714% due 05/25/2035	2,556	1,697
5.750% due 03/25/2036	421	373
Harborview Mortgage Loan Trust
0.465% due 07/19/2046	118	60
0.485% due 09/19/2046	42	23
0.525% due 03/19/2036	966	506
1.058% due 12/19/2036	48	22
5.750% due 08/19/2036 ^	90	46
Indymac IMSC Mortgage Loan Trust
6.000% due 07/25/2037	1,039	772
Indymac INDA Mortgage Loan Trust
4.977% due 03/25/2037 ^	2,139	1,345
Indymac Index Mortgage Loan Trust
5.116% due 05/25/2036	3,848	2,818
Luminent Mortgage Trust
0.464% due 12/25/2036	60	33
0.474% due 12/25/2036	40	19
MASTR Adjustable Rate Mortgages Trust
0.504% due 04/25/2046	33	16
Residential Accredit Loans, Inc.
0.454% due 01/25/2037	2,059	1,100
2.986% due 03/25/2035	51	32
3.097% due 02/25/2035	66	44
5.500% due 02/25/2036 ^	661	341
Residential Asset Securitization Trust
0.694% due 01/25/2046 ^	463	194
Structured Asset Mortgage Investments, Inc.
0.514% due 09/25/2047	1,000	324
0.604% due 09/25/2045	110	59
Suntrust Alternative Loan Trust
0.644% due 04/25/2036	155	49
WaMu Mortgage Pass-Through Certificates
0.908% due 02/25/2047	114	57
0.908% due 03/25/2047	117	58
0.968% due 04/25/2047	60	38
1.028% due 12/25/2046	55	28
2.394% due 12/25/2036	690	446
5.446% due 02/25/2037	52	35
5.683% due 10/25/2036	397	289
5.836% due 09/25/2036	43	29
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.178% due 05/25/2046	47	22

Total Mortgage-Backed Securities (Cost $13,336)		13,247

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc.
1.344% due 12/25/2033	275	209
Credit-Based Asset Servicing & Securitization LLC
0.364% due 01/25/2037	107	22

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.444% due 08/25/2036	$100	$32
Mid-State Trust
7.791% due 03/15/2038	25	24
Morgan Stanley ABS Capital
0.434% due 05/25/2037	100	29
Structured Asset Securities Corp.
0.594% due 06/25/2035	320	191

Total Asset-Backed Securities (Cost $581)		507

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (b)	67,168	111

Total Common Stocks (Cost $2,082)		111

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
ABN AMRO North America Capital Funding Trust I
1.600% due 12/31/2049	800	477
Ally Financial, Inc.
7.000% due 12/31/2049	1,750	1,255
GMAC Capital Trust I
8.125% due 02/15/2040	50,000	967

Total Preferred Securities (Cost $3,303)		2,699

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.060% due 01/03/2012	$9,000	9,000

(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $9,324. Repurchase proceeds are $9,000.)

U.S. TREASURY BILLS 0.2%
0.031% due 01/19/2012 -06/07/2012 (c)(e)(g)	1,798	1,798

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 12.7%
	10,357,224	103,728

Total Short-Term Instruments (Cost $114,520)		114,526

Total Investments 96.9% (Cost $789,739)		$792,844

Other Assets and Liabilities (Net) 3.1%		25,476

Net Assets 100.0%		$818,320

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Non-income producing security.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $1,520 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $5,519 at a weighted average interest rate of 0.483%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $278 and cash of $1,806 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Sell Protection
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.HY-16 5-Year Index	5.000%	06/20/2016	$	3,185	$(137)	$54
CDX.HY-17 5-Year Index	5.000%	12/20/2016		24,500	(1,670)	229

					$(1,807)	$283

(h)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	03/20/2014	1.885%	$	1,000	$70	$(94)	$164
Ally Financial, Inc.	DUB	5.000%	03/20/2012	4.949%		200	0	(31)	31
Ally Financial, Inc.	MYC	6.560%	12/20/2012	5.226%		1,500	23	0	23
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	6.177%		200	(5)	(18)	13
Community Health Systems, Inc.	GST	5.000%	03/20/2014	5.548%		1,150	(11)	(105)	94
El Paso Corp.	FBF	5.000%	12/20/2014	2.047%		2,500	216	(75)	291
El Paso Corp.	GST	5.000%	09/20/2014	1.958%		3,000	246	(285)	531
GenOn Energy, Inc.	CBK	5.000%	09/20/2014	6.512%		1,100	(38)	(121)	83
GenOn Energy, Inc.	GST	5.000%	09/20/2014	6.512%		300	(10)	(55)	45
GenOn Energy, Inc.	MYC	5.000%	12/20/2014	6.689%		300	(13)	(30)	17
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.822%		550	58	(56)	114
HCA, Inc.	BOA	5.000%	03/20/2014	2.034%		1,000	64	(150)	214
NRG Energy, Inc.	GST	4.200%	09/20/2013	3.304%		100	2	0	2
Qwest Capital Funding, Inc.	CBK	3.350%	12/20/2012	0.798%		600	16	0	16
SLM Corp.	BOA	5.000%	09/20/2014	5.367%		800	(6)	(112)	106
SLM Corp.	BRC	5.000%	12/20/2013	4.960%		650	2	(71)	73
SLM Corp.	DUB	5.000%	06/20/2012	3.493%		500	4	(66)	70
SLM Corp.	DUB	5.000%	09/20/2014	5.367%		300	(2)	(34)	32

							$616	$(1,303)	$1,919

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	MYC	5.000%	12/20/2015	$	10,682	$(332)	$307	$(639)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		2,205	(97)	11	(108)
CDX.HY-17 5-Year Index	BOA	5.000%	12/20/2016		4,900	(334)	(438)	104
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		4,900	(334)	(343)	9
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		1,061	9	1	8

						$(1,088)	$(462)	$(626)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.110%	01/02/2012	MYC	BRL	34,100	$(679)	$(76)	$(603)
Pay	1-Year BRL-CDI	10.150%	01/02/2012	GLM		3,400	(65)	(25)	(40)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BRC		20,700	(125)	(25)	(100)
Pay	1-Year BRL-CDI	14.760%	01/02/2012	BOA		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,800	109	12	97
Pay	1-Year BRL-CDI	14.760%	01/02/2012	JPM		2,200	134	8	126

							$(517)	$(94)	$(423)

(i)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$150	$152	0.02%

(j)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	60	01/2012	MSC	$1	$0	$1
Sell		60	01/2012	MSC	0	(0)	(0)
Buy		60	01/2012	UAG	0	0	0
Sell		60	01/2012	UAG	1	0	1
Buy		60	03/2012	UAG	0	(1)	(1)
Buy	CNY	5,573	02/2012	DUB	19	0	19
Buy		7,314	06/2012	CBK	1	0	1
Sell	EUR	6,628	01/2012	BRC	527	0	527
Buy		238	01/2012	CBK	0	(12)	(12)
Sell		5,782	01/2012	DUB	492	0	492
Sell		13,472	01/2012	FBL	561	0	561
Buy		15,279	01/2012	GST	0	(322)	(322)
Sell		1,984	01/2012	JPM	185	0	185
Sell		479	01/2012	RBC	36	0	36
Sell		1,377	01/2012	UAG	117	0	117
Sell		1,084	02/2012	DUB	14	0	14
Sell		13,472	02/2012	GST	240	0	240
Sell	GBP	3,887	01/2012	BRC	59	0	59
Buy		3,887	01/2012	RBC	0	(51)	(51)
Sell		151	02/2012	DUB	2	0	2
Sell		3,887	02/2012	RBC	51	0	51

					$2,306	$(386)	$1,920

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$16,293	$0	$16,293
Corporate Bonds & Notes
Banking & Finance	0	95,737	0	95,737
Industrials	0	488,867	1,190	490,057
Utilities	0	57,345	2,295	59,640
Municipal Bonds & Notes
Puerto Rico	0	27	0	27
Mortgage-Backed Securities	0	13,247	0	13,247
Asset-Backed Securities	0	507	0	507
Common Stocks
Consumer Discretionary	111	0	0	111
Preferred Securities
Banking & Finance	967	1,732	0	2,699

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$9,000	$0	$9,000
U.S. Treasury Bills	0	1,798	0	1,798
PIMCO Short-Term Floating NAV Portfolio	103,728	0	0	103,728
	$104,806	$684,553	$3,485	$792,844

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,323	0	2,323
Foreign Exchange Contracts	0	2,306	0	2,306
Interest Rate Contracts	0	320	0	320
	$0	$4,949	$0	$4,949

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(747)	$0	$(747)
Foreign Exchange Contracts	0	(386)	0	(386)
Interest Rate Contracts	0	(743)	0	(743)
	$0	$(1,876)	$0	$(1,876)

Totals	$104,806	$687,626	$3,485	$795,917

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$2,772	$0	$(1,179)	$13	$(379)	$(37)	$0	$0	$1,190	$(67)
Utilities	3,541	0	(1,193)	(6)	(1)	(46)	0	0	2,295	(16)
Warrants
Energy	58	0	(61)	0	27	(24)	0	0	0	0
Utilities	50	0	(79)	0	(1,623)	1,652	0	0	0	0

Totals	$6,421	$0	$(2,512)	$7	$(1,976)	$1,545	$0	$0	$3,485	$(83)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$11	$0	$0	$0	$11
Unrealized appreciation on foreign currency contracts	0	0	0	2,306	0	2,306
Unrealized appreciation on OTC swap agreements	0	2,040	0	0	320	2,360

	$0	$2,051	$0	$2,306	$320	$4,677

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$1	$0	$0	$0	$1
Unrealized depreciation on foreign currency contracts	0	0	0	386	0	386
Unrealized depreciation on OTC swap agreements	0	747	0	0	743	1,490

	$0	$748	$0	$386	$743	$1,877

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(262)	$0	$0	$0	$(262)
Net realized gain on foreign currency transactions	0	0	0	1,033	0	1,033

	$0	$(262)	$0	$1,033	$0	$771

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(2,206)	$0	$0	$549	$(1,657)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	683	0	683

	$0	$(2,206)	$0	$683	$549	$(974)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $283 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(109)	$270	$161
BRC	129	(370)	(241)
CBK	(38)	0	(38)
DUB	538	(540)	(2)
FBF	286	(190)	96
FBL	561	(360)	201
GLM	(65)	0	(65)
GST	145	(300)	(155)
HUS	109	0	109
JPM	319	(150)	169
MSC	1	(5)	(4)
MYC	(1,098)	1,130	32
RBC	36	0	36
UAG	117	0	117

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

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3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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(c) Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

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Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment.

Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$30,043	$553,769	$(480,100)	$8	$8	$103,728	$169

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$6,796	$12,026	$519,562	$457,148

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	155	$1,217	160	$1,210
Administrative Class	69,587	528,581	59,340	446,404
Advisor Class	15,730	117,863	6,287	47,425
Issued as reinvestment of distributions
Institutional Class	44	335	34	252
Administrative Class	6,235	47,762	5,512	41,654
Advisor Class	217	1,661	125	956
Cost of shares redeemed
Institutional Class	(102)	(779)	(117)	(885)
Administrative Class	(61,444)	(468,425)	(52,020)	(390,503)
Advisor Class	(10,045)	(76,103)	(4,656)	(35,008)
Net increase resulting from Portfolio share transactions	20,377	$152,112	14,665	$111,505

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio. Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
$6,291	$—	$3,204	$(883)	$22,306	$(4,662)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$22,306	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
$790,009	$27,622	$(24,787)	$2,835

(5)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$49,777	$—	$—
12/31/2010	$42,863	$—	$—

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
BRL	Brazilian Real	EUR	Euro	USD	United States Dollar
CNY	Chinese Renminbi	GBP	British Pound

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate

30	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.94%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.87%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	31

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	33

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

34	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT37AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Glossary	26
Federal Income Tax Information	27
Management of the Trust	28
Privacy Policy	30
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	31

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.4%
Short-Term Instruments	27.1%
U.S. Government Agencies	16.0%
Mortgage-Backed Securities	2.9%
Municipal Bonds & Notes	0.6%
Other	1.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (04/30/1999)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	27.83%	11.92%	9.35%	9.07%
Barclays Capital Long-Term Treasury Index±	29.93%	11.00%	8.95%	8.50%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.625% for Administrative Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,243.30	$1,022.00
Expenses Paid During Period*	$3.59	$3.24
Net Annualized Expense Ratio	0.635%	0.635%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

A below benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields fell across the yield curve during the reporting period. However, the decline in U.S. Treasury yields benefited absolute performance as prices on these securities rose during the reporting period.

»

An emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened during the reporting period. However, the decline in the long-term portion of the yield curve was a significant contributor to positive absolute performance.

»	An out-of-benchmark allocation to municipal bonds detracted from relative performance as municipal bonds underperformed like-duration U.S. Treasuries during the reporting period.

»

An out-of-benchmark allocation to long-term U.S. Agency securities detracted from relative performance as they underperformed like-duration U.S. Treasuries. However, this exposure did contribute to absolute performance.

»

An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance as they underperformed like-duration U.S. Treasuries during the reporting period. However, exposure to TIPS contributed to absolute performance as prices on these securities rose during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$10.99	$10.44	$12.23	$10.94	$10.43
Net investment income (a)	0.32	0.37	0.42	0.41	0.48
Net realized/unrealized gain (loss)	2.68	0.84	(0.94)	1.42	0.50
Total income (loss) from investment operations	3.00	1.21	(0.52)	1.83	0.98
Dividends from net investment income	(0.33)	(0.42)	(0.43)	(0.41)	(0.47)
Distributions from net realized capital gains	(0.28)	(0.24)	(0.84)	(0.13)	0.00
Total distributions	(0.61)	(0.66)	(1.27)	(0.54)	(0.47)
Net asset value end of year	$13.38	$10.99	$10.44	$12.23	$10.94
Total return	27.83%	11.60%	(4.39)%	17.29%	9.75%
Net assets end of year (000s)	$164,086	$133,568	$167,615	$141,575	$125,434
Ratio of expenses to average net assets	0.625%	0.625%	0.635%	0.635%	0.625%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	2.71%	3.31%	3.69%	3.73%	4.58%
Portfolio turnover rate	556%*	344%*	523%	338%	188%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$198,452
Investments in Affiliates, at value	66,751
Repurchase agreements, at value	675
Deposits with counterparty	4
Receivable for investments sold	367
Receivable for Portfolio shares sold	70
Interest and dividends receivable	1,275
Dividends receivable from Affiliates	7
Variation margin receivable on financial derivative instruments	19
Unrealized appreciation on OTC swap agreements	9
267,629

Liabilities:
Payable for investments in Affiliates purchased	$6
Payable for investments purchased on a delayed-delivery basis	91,616
Deposits from counterparty	1,270
Payable for Portfolio shares redeemed	11
Written options outstanding	112
Accrued investment advisory fees	35
Accrued supervisory and administrative fees	39
Accrued distribution fees	2
Accrued servicing fees	20
OTC swap premiums received	13
Other liabilities	53
93,177

Net Assets	$174,452

Net Assets Consist of:
Paid in capital	$146,228
Undistributed net investment income	6
Accumulated undistributed net realized gain	16,408
Net unrealized appreciation	11,810
$174,452

Net Assets:
Institutional Class	$2,676
Administrative Class	164,086
Advisor Class	7,690

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	12,262
Advisor Class	575

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.38
Administrative Class	13.38
Advisor Class	13.38

Cost of Investments	$186,722
Cost of Investments in Affiliates	$66,738
Cost of Repurchase Agreements	$675
Premiums Received on Written Options	$154

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$4,965
Dividends from Affiliate investments	35
Total Income	5,000

Expenses:
Investment advisory fees	337
Supervisory and administrative fees	374
Servicing fees – Administrative Class	215
Distribution and/or servicing fees – Advisor Class	12
Trustees’ fees	2
Interest expense	2
Total Expenses	942

Net Investment Income	4,058

Net Realized and Unrealized Gain:
Net realized gain on investments	22,260
Net realized gain on Affiliate investments	5
Net realized gain on futures contracts, written options and swaps	637
Net change in unrealized appreciation on investments	11,222
Net change in unrealized appreciation on Affiliate investments	13
Net change in unrealized appreciation on futures contracts, written options and swaps	48
Net Gain	34,185

Net Increase in Net Assets Resulting from Operations	$38,243

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,058	$4,710
Net realized gain	22,897	4,569
Net realized gain on Affiliate investments	5	11
Net change in unrealized appreciation	11,270	5,779
Net change in unrealized appreciation on Affiliate investments	13	0
Net increase resulting from operations	38,243	15,069

Distributions to Shareholders:
From net investment income
Institutional Class	(58)	(57)
Administrative Class	(3,932)	(5,156)
Advisor Class	(120)	(41)
From net realized capital gains
Institutional Class	(46)	(42)
Administrative Class	(3,383)	(2,896)
Advisor Class	(145)	(62)

Total Distributions	(7,684)	(8,254)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,549	(37,204)

Total Increase (Decrease) in Net Assets	36,108	(30,389)

Net Assets:
Beginning of year	138,344	168,733
End of year*	$174,452	$138,344

*Including undistributed (overdistributed) net investment income of:	$6	$(41)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.2%
American International Group, Inc.
8.250% due 08/15/2018	$200	$212
U.S. Trade Funding Corp.
4.260% due 11/15/2014	221	232

		444

INDUSTRIALS 0.5%
Vessel Management Services, Inc.
3.432% due 08/15/2036	800	808

Total Corporate Bonds & Notes (Cost $1,221)		1,252

MUNICIPAL BONDS & NOTES 0.9%

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	368

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	345

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	431

OHIO 0.1%
Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	217

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	34

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	209

Total Municipal Bonds & Notes (Cost $1,385)		1,604

U.S. GOVERNMENT AGENCIES 24.5%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	1,181
0.354% due 07/25/2037	54	52
0.763% due 08/25/2021	8	8
0.913% due 08/25/2022	4	4
1.194% due 04/25/2032	13	13
2.351% due 01/01/2033	13	14
4.250% due 05/25/2037	61	61
4.375% due 03/15/2013	4,300	4,512
4.500% due 08/25/2018 - 06/25/2019	271	293
5.000% due 04/25/2032 - 08/25/2033	313	355
5.375% due 04/11/2022	1,200	1,215
5.500% due 12/25/2035	110	130
6.000% due 01/25/2036	619	772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.080% due 09/01/2028	$64	$86
6.500% due 07/25/2031	399	457
6.625% due 11/15/2030	800	1,187
Federal Farm Credit Bank
5.050% due 03/28/2019	400	486
5.150% due 03/25/2020	250	304
5.160% due 03/14/2022	2,400	2,977
Federal Home Loan Bank
5.500% due 07/15/2036	200	260
6.000% due 02/12/2021	50	65
6.125% due 06/08/2018	80	103
Federal Housing Administration
6.896% due 07/01/2020	223	221
Financing Corp.
0.000% due 09/26/2019	1,500	1,283
10.700% due 10/06/2017	650	973
Freddie Mac
0.000% due 03/15/2031	1,200	618
0.678% due 01/15/2033	32	32
1.013% due 02/15/2027	8	8
1.313% due 02/15/2021	12	12
1.399% due 10/25/2044	68	67
4.000% due 06/15/2032	338	358
5.400% due 03/17/2021	1,000	1,166
5.500% due 08/15/2030 - 02/15/2034	769	904
5.625% due 11/23/2035	600	670
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	30	34
8.250% due 06/01/2016	350	435
Ginnie Mae
2.000% due 08/20/2030	8	8
5.500% due 01/20/2036	692	840
6.000% due 08/20/2033	1,647	1,961
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,889
5.500% due 04/26/2024	400	514
Overseas Private Investment Corp.
4.736% due 03/15/2022	317	324
Private Export Funding Corp.
5.000% due 12/15/2016	500	587
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	13,019	8,801
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,655
Small Business Administration
5.240% due 08/01/2023	416	462
5.290% due 12/01/2027	380	424
Tennessee Valley Authority
4.625% due 09/15/2060	400	479
4.875% due 01/15/2048	800	986
5.880% due 04/01/2036	500	683
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	438

Total U.S. Government Agencies (Cost $36,909)		42,668

U.S. TREASURY OBLIGATIONS 79.8%
U.S. Treasury Bonds
3.500% due 02/15/2039	12,800	14,372
3.750% due 08/15/2041	2,700	3,168
4.250% due 11/15/2040	12,550	15,972
4.375% due 11/15/2039	28,100	36,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 05/15/2041	$3,900	$5,071
4.500% due 08/15/2039	1,500	1,980
5.250% due 11/15/2028	300	413
5.250% due 02/15/2029	100	138
5.375% due 02/15/2031	1,200	1,710
6.125% due 11/15/2027	13,700	20,355
6.250% due 08/15/2023	7,170	10,259
6.250% due 05/15/2030	1,300	2,010
8.000% due 11/15/2021	500	781
U.S. Treasury Inflation Protected Securities (b)
2.375% due 01/15/2025	180	229
2.375% due 01/15/2027	337	435
2.500% due 01/15/2029	211	282
3.875% due 04/15/2029	138	215
U.S. Treasury Notes
2.125% due 08/15/2021	1,700	1,743
4.250% due 08/15/2013	3,700	3,940
U.S. Treasury Strips
0.000% due 11/15/2024	450	329
0.000% due 11/15/2027	2,800	1,843
0.000% due 08/15/2028	2,950	1,895
0.000% due 11/15/2028	1,000	636
0.000% due 08/15/2029	1,300	807
0.000% due 05/15/2030	371	225
0.000% due 05/15/2031	200	114
0.000% due 05/15/2032	100	55
0.000% due 11/15/2032	3,300	1,786
0.000% due 02/15/2033	1,700	911
0.000% due 05/15/2033	1,400	744
0.000% due 11/15/2033	600	313
0.000% due 05/15/2034	1,600	819
0.000% due 05/15/2037	900	415
0.000% due 05/15/2039 (e)	7,400	3,251
0.000% due 11/15/2039	3,300	1,425
0.000% due 11/15/2040	8,400	3,493
0.000% due 02/15/2041	1,800	743

Total U.S. Treasury Obligations (Cost $132,665)		139,293

MORTGAGE-BACKED SECURITIES 4.5%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	889
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 04/25/2033	30	28
2.706% due 10/25/2035	500	466
2.710% due 03/25/2035	240	223
2.723% due 04/25/2033	148	130
2.853% due 02/25/2034	43	37
2.905% due 01/25/2034	26	23
Citigroup Mortgage Loan Trust, Inc.
2.660% due 10/25/2035	523	402
Countrywide Alternative Loan Trust
0.504% due 05/25/2035	100	53
5.500% due 10/25/2033	1,573	1,587
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	190	89
0.634% due 06/25/2035	1,276	1,076
Credit Suisse First Boston Mortgage Securities Corp.
2.431% due 07/25/2033	41	35
2.484% due 11/25/2032	9	9
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	41	37
First Republic Mortgage Loan Trust
0.628% due 11/15/2031	144	132

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.012% due 06/25/2034	$54	$45
GS Mortgage Securities Corp.
1.142% due 03/06/2020	139	138
Harborview Mortgage Loan Trust
0.415% due 04/19/2038	100	58
0.505% due 05/19/2035	78	42
2.750% due 07/19/2035	89	67
Impac CMB Trust
4.905% due 09/25/2034	362	352
JPMorgan Mortgage Trust
2.798% due 07/25/2035	418	382
MASTR Asset Securitization Trust
5.500% due 09/25/2033	140	145
Residential Accredit Loans, Inc.
0.694% due 01/25/2033	12	11
0.694% due 03/25/2033	34	31
6.000% due 06/25/2036	149	87
Residential Funding Mortgage Securities
6.500% due 03/25/2032	17	18
Sequoia Mortgage Trust
0.635% due 07/20/2033	189	159
Structured Adjustable Rate Mortgage Loan Trust
0.514% due 05/25/2037	210	109
Structured Asset Mortgage Investments, Inc.
0.945% due 09/19/2032	171	142
1.125% due 10/19/2033	52	37
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	39	37
5.572% due 10/15/2048	300	327
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045	68	49
1.208% due 08/25/2046	459	257
1.608% due 08/25/2042	5	4
2.718% due 10/25/2046	126	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	$1	$1
2.119% due 02/25/2033	2	2
2.225% due 05/25/2033	7	6
2.320% due 02/25/2033	3	2

Total Mortgage-Backed Securities (Cost $8,701)		7,809

ASSET-BACKED SECURITIES 0.7%
Bear Stearns Asset-Backed Securities Trust
1.294% due 11/25/2042	96	81
L.A. Arena Funding LLC
7.656% due 12/15/2026	64	64
Renaissance Home Equity Loan Trust
0.734% due 08/25/2033	9	7
0.794% due 12/25/2033	42	34
SLM Student Loan Trust
0.528% due 04/25/2017	18	18
1.918% due 04/25/2023	1,056	1,081
Specialty Underwriting & Residential Finance
0.974% due 01/25/2034	12	9
Structured Asset Securities Corp.
0.874% due 01/25/2033	15	13

Total Asset-Backed Securities (Cost $1,319)		1,307

SHORT-TERM INSTRUMENTS 41.3%

REPURCHASE AGREEMENTS 0.4%
JPMorgan Securities, Inc.
0.060% due 01/03/2012	300	300
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $307. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/03/2012	$375	$375
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $385. Repurchase proceeds are $375.)

		675

U.S. TREASURY BILLS 2.6%
0.062% due 06/21/2012 - 12/13/2012 (a)	4,520	4,518

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 38.3%
	6,665,063	66,751

Total Short-Term Instruments (Cost $71,930)		71,944

PURCHASED OPTIONS (g) 0.0%
(Cost $5)		1

Total Investments 152.4% (Cost $254,135)		$265,878

Written Options (h) (0.1%) (Premiums $154)		(112)

Other Assets and Liabilities (Net) (52.3%)		(91,314)

Net Assets 100.0%		$174,452

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $6,709 at a weighted average interest rate of 0.095%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $286 and cash of $4 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	18	$4
90-Day Eurodollar December Futures	Long	12/2013	99	45
90-Day Eurodollar June Futures	Long	06/2013	56	22

				$71

(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2012	3.362%	$700	$(3)	$(12)	$9

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate Issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$1

(h)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	12	$6	$(1)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	12	3	(7)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	36	10	(1)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	76	26	(65)

				$45	$(74)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	19,100	$76	$(26)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		2,000	12	(3)

								$88	$(29)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$21	$(9)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	74	$4,400	$74
Sales	253	29,400	244
Closing Buys	(154)	(10,300)	(147)
Expirations	0	0	0
Exercised	(37)	0	(17)

Balance at 12/31/2011	136	$23,500	$154

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$444	$0	$444
Industrials	0	0	808	808

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Municipal Bonds & Notes
Connecticut	$0	$368	$0	$368
Iowa	0	345	0	345
New York	0	431	0	431

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Ohio	$0	$217	$0	$217
Puerto Rico	0	34	0	34
Washington	0	209	0	209
U.S. Government Agencies	0	42,447	221	42,668
U.S. Treasury Obligations	0	139,293	0	139,293
Mortgage-Backed Securities	0	7,809	0	7,809
Asset-Backed Securities	0	1,307	0	1,307
Short-Term Instruments
Repurchase Agreements	0	675	0	675
U.S. Treasury Bills	0	4,518	0	4,518
PIMCO Short-Term Floating NAV Portfolio	66,751	0	0	66,751
Purchased Options
Interest Rate Contracts	$0	$1	$0	$1

	$66,751	$198,098	$1,029	$265,878

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$9	$0	$9
Interest Rate Contracts	71	0	0	71
	$71	$9	$0	$80

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(102)	$(10)	$(112)

Totals	$66,822	$198,005	$1,019	$265,846

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$800	$0	$0	$0	$8	$0	$0	$808	$8
U.S. Government Agencies	331	0	(110)	0	0	0	0	0	221	0

	$331	$800	$(110)	$0	$0	$8	$0	$0	$1,029	$8

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$0	$0	$0	$14	$0	$0	$(10)	$14

Totals	$307	$800	$(110)	$0	$0	$22	$0	$0	$1,019	$22

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1	$1
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$20	$29

Liabilities:
Written options outstanding	$0	$0	$0	$0	$112	$112

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(26)	$0	$0	$663	$637

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(12)	$(12)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	9	0	0	39	48

	$0	$9	$0	$0	$27	$36

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $71 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(9)	$0	$(9)
DUB	(26)	0	(26)
GLM	(2)	0	(2)
JPM	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes.

Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements (Cont.)

Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$26,398	$281,135	$(240,800)	$5	$13	$66,751	$35

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$929,760	$923,324	$7,064	$7,322

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December 31, 2011

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	65	$787	89	$1,009
Administrative Class	1,823	21,712	3,229	37,605
Advisor Class	456	5,546	304	3,548
Issued as reinvestment of distributions
Institutional Class	9	104	9	99
Administrative Class	591	7,315	720	8,052
Advisor Class	21	265	9	103
Cost of shares redeemed
Institutional Class	(52)	(593)	(15)	(176)
Administrative Class	(2,310)	(27,662)	(7,844)	(86,657)
Advisor Class	(158)	(1,925)	(69)	(787)
Net increase (decrease) resulting from Portfolio share transactions	445	$5,549	(3,568)	$(37,204)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,447	$3,193	$10,619		$(34)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$255,279	$11,766		$(1,168)	$10,599

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$7,013	$672	$—
12/31/2010	$8,152	$102	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	25

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

26	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	27

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT41AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Glossary	26
Federal Income Tax Information	27
Management of the Trust	28
Privacy Policy	30
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	31

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.4%
Short-Term Instruments	27.1%
U.S. Government Agencies	16.0%
Mortgage-Backed Securities	2.9%
Municipal Bonds & Notes	0.6%
Other	1.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	28.02%	12.08%	9.51%	9.60%
Barclays Capital Long-Term Treasury Index±	29.93%	11.00%	8.95%	8.93%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.475% for Institutional Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,244.20	$1,022.76
Expenses Paid During Period*	$2.74	$2.47
Net Annualized Expense Ratio	0.485%	0.485%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

A below benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields fell across the yield curve during the reporting period. However, the decline in U.S. Treasury yields benefited absolute performance as prices on these securities rose during the reporting period.

»

An emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened during the reporting period. However, the decline in the long-term portion of the yield curve was a significant contributor to positive absolute performance.

»	An out-of-benchmark allocation to municipal bonds detracted from relative performance as municipal bonds underperformed like-duration U.S. Treasuries during the reporting period.

»

An out-of-benchmark allocation to long-term U.S. Agency securities detracted from relative performance as they underperformed like-duration U.S. Treasuries. However, this exposure did contribute to absolute performance.

»

An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance as they underperformed like-duration U.S. Treasuries during the reporting period. However, exposure to TIPS contributed to absolute performance as prices on these securities rose during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$10.99	$10.44	$12.23	$10.94	$10.43
Net investment income (a)	0.34	0.39	0.44	0.43	0.49
Net realized/unrealized gain (loss)	2.67	0.83	(0.94)	1.42	0.51
Total income (loss) from investment operations	3.01	1.22	(0.50)	1.85	1.00
Dividends from net investment income	(0.34)	(0.43)	(0.45)	(0.43)	(0.49)
Distributions from net realized capital gains	(0.28)	(0.24)	(0.84)	(0.13)	0.00
Total distributions	(0.62)	(0.67)	(1.29)	(0.56)	(0.49)
Net asset value end of year	$13.38	$10.99	$10.44	$12.23	$10.94
Total return	28.02%	11.77%	(4.24)%	17.47%	9.90%
Net assets end of year (000s)	$2,676	$1,961	$991	$1,133	$912
Ratio of expenses to average net assets	0.475%	0.475%	0.485%	0.485%	0.475%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	2.86%	3.41%	3.86%	3.89%	4.75%
Portfolio turnover rate	556%*	344%*	523%	338%	188%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$198,452
Investments in Affiliates, at value	66,751
Repurchase agreements, at value	675
Deposits with counterparty	4
Receivable for investments sold	367
Receivable for Portfolio shares sold	70
Interest and dividends receivable	1,275
Dividends receivable from Affiliates	7
Variation margin receivable on financial derivative instruments	19
Unrealized appreciation on OTC swap agreements	9
267,629

Liabilities:
Payable for investments in Affiliates purchased	$6
Payable for investments purchased on a delayed-delivery basis	91,616
Deposits from counterparty	1,270
Payable for Portfolio shares redeemed	11
Written options outstanding	112
Accrued investment advisory fees	35
Accrued supervisory and administrative fees	39
Accrued distribution fees	2
Accrued servicing fees	20
OTC swap premiums received	13
Other liabilities	53
93,177

Net Assets	$174,452

Net Assets Consist of:
Paid in capital	$146,228
Undistributed net investment income	6
Accumulated undistributed net realized gain	16,408
Net unrealized appreciation	11,810
$174,452

Net Assets:
Institutional Class	$2,676
Administrative Class	164,086
Advisor Class	7,690

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	12,262
Advisor Class	575

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.38
Administrative Class	13.38
Advisor Class	13.38

Cost of Investments	$186,722
Cost of Investments in Affiliates	$66,738
Cost of Repurchase Agreements	$675
Premiums Received on Written Options	$154

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$4,965
Dividends from Affiliate investments	35
Total Income	5,000

Expenses:
Investment advisory fees	337
Supervisory and administrative fees	374
Servicing fees – Administrative Class	215
Distribution and/or servicing fees – Advisor Class	12
Trustees’ fees	2
Interest expense	2
Total Expenses	942

Net Investment Income	4,058

Net Realized and Unrealized Gain:
Net realized gain on investments	22,260
Net realized gain on Affiliate investments	5
Net realized gain on futures contracts, written options and swaps	637
Net change in unrealized appreciation on investments	11,222
Net change in unrealized appreciation on Affiliate investments	13
Net change in unrealized appreciation on futures contracts, written options and swaps	48
Net Gain	34,185

Net Increase in Net Assets Resulting from Operations	$38,243

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,058	$4,710
Net realized gain	22,897	4,569
Net realized gain on Affiliate investments	5	11
Net change in unrealized appreciation	11,270	5,779
Net change in unrealized appreciation on Affiliate investments	13	0
Net increase resulting from operations	38,243	15,069

Distributions to Shareholders:
From net investment income
Institutional Class	(58)	(57)
Administrative Class	(3,932)	(5,156)
Advisor Class	(120)	(41)
From net realized capital gains
Institutional Class	(46)	(42)
Administrative Class	(3,383)	(2,896)
Advisor Class	(145)	(62)

Total Distributions	(7,684)	(8,254)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,549	(37,204)

Total Increase (Decrease) in Net Assets	36,108	(30,389)

Net Assets:
Beginning of year	138,344	168,733
End of year*	$174,452	$138,344

*Including undistributed (overdistributed) net investment income of:	$6	$(41)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.2%
American International Group, Inc.
8.250% due 08/15/2018	$200	$212
U.S. Trade Funding Corp.
4.260% due 11/15/2014	221	232

		444

INDUSTRIALS 0.5%
Vessel Management Services, Inc.
3.432% due 08/15/2036	800	808

Total Corporate Bonds & Notes (Cost $1,221)		1,252

MUNICIPAL BONDS & NOTES 0.9%

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	368

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	345

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	431

OHIO 0.1%
Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	217

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	34

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	209

Total Municipal Bonds & Notes (Cost $1,385)		1,604

U.S. GOVERNMENT AGENCIES 24.5%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	1,181
0.354% due 07/25/2037	54	52
0.763% due 08/25/2021	8	8
0.913% due 08/25/2022	4	4
1.194% due 04/25/2032	13	13
2.351% due 01/01/2033	13	14
4.250% due 05/25/2037	61	61
4.375% due 03/15/2013	4,300	4,512
4.500% due 08/25/2018 - 06/25/2019	271	293
5.000% due 04/25/2032 - 08/25/2033	313	355
5.375% due 04/11/2022	1,200	1,215
5.500% due 12/25/2035	110	130
6.000% due 01/25/2036	619	772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.080% due 09/01/2028	$64	$86
6.500% due 07/25/2031	399	457
6.625% due 11/15/2030	800	1,187
Federal Farm Credit Bank
5.050% due 03/28/2019	400	486
5.150% due 03/25/2020	250	304
5.160% due 03/14/2022	2,400	2,977
Federal Home Loan Bank
5.500% due 07/15/2036	200	260
6.000% due 02/12/2021	50	65
6.125% due 06/08/2018	80	103
Federal Housing Administration
6.896% due 07/01/2020	223	221
Financing Corp.
0.000% due 09/26/2019	1,500	1,283
10.700% due 10/06/2017	650	973
Freddie Mac
0.000% due 03/15/2031	1,200	618
0.678% due 01/15/2033	32	32
1.013% due 02/15/2027	8	8
1.313% due 02/15/2021	12	12
1.399% due 10/25/2044	68	67
4.000% due 06/15/2032	338	358
5.400% due 03/17/2021	1,000	1,166
5.500% due 08/15/2030 - 02/15/2034	769	904
5.625% due 11/23/2035	600	670
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	30	34
8.250% due 06/01/2016	350	435
Ginnie Mae
2.000% due 08/20/2030	8	8
5.500% due 01/20/2036	692	840
6.000% due 08/20/2033	1,647	1,961
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,889
5.500% due 04/26/2024	400	514
Overseas Private Investment Corp.
4.736% due 03/15/2022	317	324
Private Export Funding Corp.
5.000% due 12/15/2016	500	587
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	13,019	8,801
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,655
Small Business Administration
5.240% due 08/01/2023	416	462
5.290% due 12/01/2027	380	424
Tennessee Valley Authority
4.625% due 09/15/2060	400	479
4.875% due 01/15/2048	800	986
5.880% due 04/01/2036	500	683
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	438

Total U.S. Government Agencies (Cost $36,909)		42,668

U.S. TREASURY OBLIGATIONS 79.8%
U.S. Treasury Bonds
3.500% due 02/15/2039	12,800	14,372
3.750% due 08/15/2041	2,700	3,168
4.250% due 11/15/2040	12,550	15,972
4.375% due 11/15/2039	28,100	36,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 05/15/2041	$3,900	$5,071
4.500% due 08/15/2039	1,500	1,980
5.250% due 11/15/2028	300	413
5.250% due 02/15/2029	100	138
5.375% due 02/15/2031	1,200	1,710
6.125% due 11/15/2027	13,700	20,355
6.250% due 08/15/2023	7,170	10,259
6.250% due 05/15/2030	1,300	2,010
8.000% due 11/15/2021	500	781
U.S. Treasury Inflation Protected Securities (b)
2.375% due 01/15/2025	180	229
2.375% due 01/15/2027	337	435
2.500% due 01/15/2029	211	282
3.875% due 04/15/2029	138	215
U.S. Treasury Notes
2.125% due 08/15/2021	1,700	1,743
4.250% due 08/15/2013	3,700	3,940
U.S. Treasury Strips
0.000% due 11/15/2024	450	329
0.000% due 11/15/2027	2,800	1,843
0.000% due 08/15/2028	2,950	1,895
0.000% due 11/15/2028	1,000	636
0.000% due 08/15/2029	1,300	807
0.000% due 05/15/2030	371	225
0.000% due 05/15/2031	200	114
0.000% due 05/15/2032	100	55
0.000% due 11/15/2032	3,300	1,786
0.000% due 02/15/2033	1,700	911
0.000% due 05/15/2033	1,400	744
0.000% due 11/15/2033	600	313
0.000% due 05/15/2034	1,600	819
0.000% due 05/15/2037	900	415
0.000% due 05/15/2039 (e)	7,400	3,251
0.000% due 11/15/2039	3,300	1,425
0.000% due 11/15/2040	8,400	3,493
0.000% due 02/15/2041	1,800	743

Total U.S. Treasury Obligations (Cost $132,665)		139,293

MORTGAGE-BACKED SECURITIES 4.5%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	889
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 04/25/2033	30	28
2.706% due 10/25/2035	500	466
2.710% due 03/25/2035	240	223
2.723% due 04/25/2033	148	130
2.853% due 02/25/2034	43	37
2.905% due 01/25/2034	26	23
Citigroup Mortgage Loan Trust, Inc.
2.660% due 10/25/2035	523	402
Countrywide Alternative Loan Trust
0.504% due 05/25/2035	100	53
5.500% due 10/25/2033	1,573	1,587
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	190	89
0.634% due 06/25/2035	1,276	1,076
Credit Suisse First Boston Mortgage Securities Corp.
2.431% due 07/25/2033	41	35
2.484% due 11/25/2032	9	9
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	41	37
First Republic Mortgage Loan Trust
0.628% due 11/15/2031	144	132

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.012% due 06/25/2034	$54	$45
GS Mortgage Securities Corp.
1.142% due 03/06/2020	139	138
Harborview Mortgage Loan Trust
0.415% due 04/19/2038	100	58
0.505% due 05/19/2035	78	42
2.750% due 07/19/2035	89	67
Impac CMB Trust
4.905% due 09/25/2034	362	352
JPMorgan Mortgage Trust
2.798% due 07/25/2035	418	382
MASTR Asset Securitization Trust
5.500% due 09/25/2033	140	145
Residential Accredit Loans, Inc.
0.694% due 01/25/2033	12	11
0.694% due 03/25/2033	34	31
6.000% due 06/25/2036	149	87
Residential Funding Mortgage Securities
6.500% due 03/25/2032	17	18
Sequoia Mortgage Trust
0.635% due 07/20/2033	189	159
Structured Adjustable Rate Mortgage Loan Trust
0.514% due 05/25/2037	210	109
Structured Asset Mortgage Investments, Inc.
0.945% due 09/19/2032	171	142
1.125% due 10/19/2033	52	37
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	39	37
5.572% due 10/15/2048	300	327
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045	68	49
1.208% due 08/25/2046	459	257
1.608% due 08/25/2042	5	4
2.718% due 10/25/2046	126	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	$1	$1
2.119% due 02/25/2033	2	2
2.225% due 05/25/2033	7	6
2.320% due 02/25/2033	3	2

Total Mortgage-Backed Securities (Cost $8,701)		7,809

ASSET-BACKED SECURITIES 0.7%
Bear Stearns Asset-Backed Securities Trust
1.294% due 11/25/2042	96	81
L.A. Arena Funding LLC
7.656% due 12/15/2026	64	64
Renaissance Home Equity Loan Trust
0.734% due 08/25/2033	9	7
0.794% due 12/25/2033	42	34
SLM Student Loan Trust
0.528% due 04/25/2017	18	18
1.918% due 04/25/2023	1,056	1,081
Specialty Underwriting & Residential Finance
0.974% due 01/25/2034	12	9
Structured Asset Securities Corp.
0.874% due 01/25/2033	15	13

Total Asset-Backed Securities (Cost $1,319)		1,307

SHORT-TERM INSTRUMENTS 41.3%

REPURCHASE AGREEMENTS 0.4%
JPMorgan Securities, Inc.
0.060% due 01/03/2012	300	300
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $307. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/03/2012	$375	$375
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $385. Repurchase proceeds are $375.)

		675

U.S. TREASURY BILLS 2.6%
0.062% due 06/21/2012 - 12/13/2012 (a)	4,520	4,518

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 38.3%
	6,665,063	66,751

Total Short-Term Instruments (Cost $71,930)		71,944

PURCHASED OPTIONS (g) 0.0%
(Cost $5)		1

Total Investments 152.4% (Cost $254,135)		$265,878

Written Options (h) (0.1%) (Premiums $154)		(112)

Other Assets and Liabilities (Net) (52.3%)		(91,314)

Net Assets 100.0%		$174,452

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $6,709 at a weighted average interest rate of 0.095%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $286 and cash of $4 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	18	$4
90-Day Eurodollar December Futures	Long	12/2013	99	45
90-Day Eurodollar June Futures	Long	06/2013	56	22

				$71

(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2012	3.362%	$700	$(3)	$(12)	$9

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate Issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$1

(h)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	12	$6	$(1)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	12	3	(7)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	36	10	(1)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	76	26	(65)

				$45	$(74)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	19,100	$76	$(26)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		2,000	12	(3)

								$88	$(29)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$21	$(9)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	74	$4,400	$74
Sales	253	29,400	244
Closing Buys	(154)	(10,300)	(147)
Expirations	0	0	0
Exercised	(37)	0	(17)

Balance at 12/31/2011	136	$23,500	$154

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$444	$0	$444
Industrials	0	0	808	808

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Municipal Bonds & Notes
Connecticut	$0	$368	$0	$368
Iowa	0	345	0	345
New York	0	431	0	431

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Ohio	$0	$217	$0	$217
Puerto Rico	0	34	0	34
Washington	0	209	0	209
U.S. Government Agencies	0	42,447	221	42,668
U.S. Treasury Obligations	0	139,293	0	139,293
Mortgage-Backed Securities	0	7,809	0	7,809
Asset-Backed Securities	0	1,307	0	1,307
Short-Term Instruments
Repurchase Agreements	0	675	0	675
U.S. Treasury Bills	0	4,518	0	4,518
PIMCO Short-Term Floating NAV Portfolio	66,751	0	0	66,751
Purchased Options
Interest Rate Contracts	$0	$1	$0	$1

	$66,751	$198,098	$1,029	$265,878

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$9	$0	$9
Interest Rate Contracts	71	0	0	71
	$71	$9	$0	$80

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(102)	$(10)	$(112)

Totals	$66,822	$198,005	$1,019	$265,846

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$800	$0	$0	$0	$8	$0	$0	$808	$8
U.S. Government Agencies	331	0	(110)	0	0	0	0	0	221	0

	$331	$800	$(110)	$0	$0	$8	$0	$0	$1,029	$8

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$0	$0	$0	$14	$0	$0	$(10)	$14

Totals	$307	$800	$(110)	$0	$0	$22	$0	$0	$1,019	$22

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1	$1
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$20	$29

Liabilities:
Written options outstanding	$0	$0	$0	$0	$112	$112

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(26)	$0	$0	$663	$637

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(12)	$(12)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	9	0	0	39	48

	$0	$9	$0	$0	$27	$36

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $71 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(9)	$0	$(9)
DUB	(26)	0	(26)
GLM	(2)	0	(2)
JPM	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes.

Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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December 31, 2011

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements (Cont.)

Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$26,398	$281,135	$(240,800)	$5	$13	$66,751	$35

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$929,760	$923,324	$7,064	$7,322

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	65	$787	89	$1,009
Administrative Class	1,823	21,712	3,229	37,605
Advisor Class	456	5,546	304	3,548
Issued as reinvestment of distributions
Institutional Class	9	104	9	99
Administrative Class	591	7,315	720	8,052
Advisor Class	21	265	9	103
Cost of shares redeemed
Institutional Class	(52)	(593)	(15)	(176)
Administrative Class	(2,310)	(27,662)	(7,844)	(86,657)
Advisor Class	(158)	(1,925)	(69)	(787)
Net increase (decrease) resulting from Portfolio share transactions	445	$5,549	(3,568)	$(37,204)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,447	$3,193	$10,619		$(34)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$255,279	$11,766		$(1,168)	$10,599

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$7,013	$672	$—
12/31/2010	$8,152	$102	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	25

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

26	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	27

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT45AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Glossary	26
Federal Income Tax Information	27
Management of the Trust	28
Privacy Policy	30
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	31

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	52.4%
Short-Term Instruments	27.1%
U.S. Government Agencies	16.0%
Mortgage-Backed Securities	2.9%
Municipal Bonds & Notes	0.6%
Other	1.0%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (09/30/2009)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	27.71%	14.67%
Barclays Capital Long-Term Treasury Index±	29.93%	14.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.725% for Advisor Class shares.

± Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,242.60	$1,021.50
Expenses Paid During Period*	$4.15	$3.75
Net Annualized Expense Ratio	0.735%	0.735%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

A below benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields fell across the yield curve during the reporting period. However, the decline in U.S. Treasury yields benefited absolute performance as prices on these securities rose during the reporting period.

»

An emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened during the reporting period. However, the decline in the long-term portion of the yield curve was a significant contributor to positive absolute performance.

»	An out-of-benchmark allocation to municipal bonds detracted from relative performance as municipal bonds underperformed like-duration U.S. Treasuries during the reporting period.

»

An out-of-benchmark allocation to long-term U.S. Agency securities detracted from relative performance as they underperformed like-duration U.S. Treasuries. However, this exposure did contribute to absolute performance.

»

An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance as they underperformed like-duration U.S. Treasuries during the reporting period. However, exposure to TIPS contributed to absolute performance as prices on these securities rose during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.99	$10.44	$11.89
Net investment income (a)	0.30	0.35	0.10
Net realized/unrealized gain (loss)	2.68	0.85	(0.61)
Total income (loss) from investment operations	2.98	1.20	(0.51)
Dividends from net investment income	(0.31)	(0.41)	(0.10)
Distributions from net realized capital gains	(0.28)	(0.24)	(0.84)
Total distributions	(0.59)	(0.65)	(0.94)
Net asset value end of year or period	$13.38	$10.99	$10.44
Total return	27.71%	11.50%	(4.41)%
Net assets end of year or period (000s)	$7,690	$2,815	$127
Ratio of expenses to average net assets	0.725%	0.725%	0.725%*
Ratio of expenses to average net assets excluding interest expense	0.725%	0.725%	0.725%*
Ratio of net investment income to average net assets	2.52%	3.00%	3.65%*
Portfolio turnover rate	556%**	344%**	523%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$198,452
Investments in Affiliates, at value	66,751
Repurchase agreements, at value	675
Deposits with counterparty	4
Receivable for investments sold	367
Receivable for Portfolio shares sold	70
Interest and dividends receivable	1,275
Dividends receivable from Affiliates	7
Variation margin receivable on financial derivative instruments	19
Unrealized appreciation on OTC swap agreements	9
267,629

Liabilities:
Payable for investments in Affiliates purchased	$6
Payable for investments purchased on a delayed-delivery basis	91,616
Deposits from counterparty	1,270
Payable for Portfolio shares redeemed	11
Written options outstanding	112
Accrued investment advisory fees	35
Accrued supervisory and administrative fees	39
Accrued distribution fees	2
Accrued servicing fees	20
OTC swap premiums received	13
Other liabilities	53
93,177

Net Assets	$174,452

Net Assets Consist of:
Paid in capital	$146,228
Undistributed net investment income	6
Accumulated undistributed net realized gain	16,408
Net unrealized appreciation	11,810
$174,452

Net Assets:
Institutional Class	$2,676
Administrative Class	164,086
Advisor Class	7,690

Shares Issued and Outstanding:
Institutional Class	200
Administrative Class	12,262
Advisor Class	575

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.38
Administrative Class	13.38
Advisor Class	13.38

Cost of Investments	$186,722
Cost of Investments in Affiliates	$66,738
Cost of Repurchase Agreements	$675
Premiums Received on Written Options	$154

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$4,965
Dividends from Affiliate investments	35
Total Income	5,000

Expenses:
Investment advisory fees	337
Supervisory and administrative fees	374
Servicing fees – Administrative Class	215
Distribution and/or servicing fees – Advisor Class	12
Trustees’ fees	2
Interest expense	2
Total Expenses	942

Net Investment Income	4,058

Net Realized and Unrealized Gain:
Net realized gain on investments	22,260
Net realized gain on Affiliate investments	5
Net realized gain on futures contracts, written options and swaps	637
Net change in unrealized appreciation on investments	11,222
Net change in unrealized appreciation on Affiliate investments	13
Net change in unrealized appreciation on futures contracts, written options and swaps	48
Net Gain	34,185

Net Increase in Net Assets Resulting from Operations	$38,243

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,058	$4,710
Net realized gain	22,897	4,569
Net realized gain on Affiliate investments	5	11
Net change in unrealized appreciation	11,270	5,779
Net change in unrealized appreciation on Affiliate investments	13	0
Net increase resulting from operations	38,243	15,069

Distributions to Shareholders:
From net investment income
Institutional Class	(58)	(57)
Administrative Class	(3,932)	(5,156)
Advisor Class	(120)	(41)
From net realized capital gains
Institutional Class	(46)	(42)
Administrative Class	(3,383)	(2,896)
Advisor Class	(145)	(62)

Total Distributions	(7,684)	(8,254)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,549	(37,204)

Total Increase (Decrease) in Net Assets	36,108	(30,389)

Net Assets:
Beginning of year	138,344	168,733
End of year*	$174,452	$138,344

*Including undistributed (overdistributed) net investment income of:	$6	$(41)

** See	note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.2%
American International Group, Inc.
8.250% due 08/15/2018	$200	$212
U.S. Trade Funding Corp.
4.260% due 11/15/2014	221	232

		444

INDUSTRIALS 0.5%
Vessel Management Services, Inc.
3.432% due 08/15/2036	800	808

Total Corporate Bonds & Notes (Cost $1,221)		1,252

MUNICIPAL BONDS & NOTES 0.9%

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	300	368

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	300	345

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	400	431

OHIO 0.1%
Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	217

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	500	34

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	209

Total Municipal Bonds & Notes (Cost $1,385)		1,604

U.S. GOVERNMENT AGENCIES 24.5%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	1,700	1,181
0.354% due 07/25/2037	54	52
0.763% due 08/25/2021	8	8
0.913% due 08/25/2022	4	4
1.194% due 04/25/2032	13	13
2.351% due 01/01/2033	13	14
4.250% due 05/25/2037	61	61
4.375% due 03/15/2013	4,300	4,512
4.500% due 08/25/2018 - 06/25/2019	271	293
5.000% due 04/25/2032 - 08/25/2033	313	355
5.375% due 04/11/2022	1,200	1,215
5.500% due 12/25/2035	110	130
6.000% due 01/25/2036	619	772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.080% due 09/01/2028	$64	$86
6.500% due 07/25/2031	399	457
6.625% due 11/15/2030	800	1,187
Federal Farm Credit Bank
5.050% due 03/28/2019	400	486
5.150% due 03/25/2020	250	304
5.160% due 03/14/2022	2,400	2,977
Federal Home Loan Bank
5.500% due 07/15/2036	200	260
6.000% due 02/12/2021	50	65
6.125% due 06/08/2018	80	103
Federal Housing Administration
6.896% due 07/01/2020	223	221
Financing Corp.
0.000% due 09/26/2019	1,500	1,283
10.700% due 10/06/2017	650	973
Freddie Mac
0.000% due 03/15/2031	1,200	618
0.678% due 01/15/2033	32	32
1.013% due 02/15/2027	8	8
1.313% due 02/15/2021	12	12
1.399% due 10/25/2044	68	67
4.000% due 06/15/2032	338	358
5.400% due 03/17/2021	1,000	1,166
5.500% due 08/15/2030 - 02/15/2034	769	904
5.625% due 11/23/2035	600	670
6.750% due 03/15/2031	200	301
7.000% due 07/15/2023 - 12/01/2031	30	34
8.250% due 06/01/2016	350	435
Ginnie Mae
2.000% due 08/20/2030	8	8
5.500% due 01/20/2036	692	840
6.000% due 08/20/2033	1,647	1,961
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	2,500	1,889
5.500% due 04/26/2024	400	514
Overseas Private Investment Corp.
4.736% due 03/15/2022	317	324
Private Export Funding Corp.
5.000% due 12/15/2016	500	587
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	13,019	8,801
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,655
Small Business Administration
5.240% due 08/01/2023	416	462
5.290% due 12/01/2027	380	424
Tennessee Valley Authority
4.625% due 09/15/2060	400	479
4.875% due 01/15/2048	800	986
5.880% due 04/01/2036	500	683
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	438

Total U.S. Government Agencies (Cost $36,909)		42,668

U.S. TREASURY OBLIGATIONS 79.8%
U.S. Treasury Bonds
3.500% due 02/15/2039	12,800	14,372
3.750% due 08/15/2041	2,700	3,168
4.250% due 11/15/2040	12,550	15,972
4.375% due 11/15/2039	28,100	36,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 05/15/2041	$3,900	$5,071
4.500% due 08/15/2039	1,500	1,980
5.250% due 11/15/2028	300	413
5.250% due 02/15/2029	100	138
5.375% due 02/15/2031	1,200	1,710
6.125% due 11/15/2027	13,700	20,355
6.250% due 08/15/2023	7,170	10,259
6.250% due 05/15/2030	1,300	2,010
8.000% due 11/15/2021	500	781
U.S. Treasury Inflation Protected Securities (b)
2.375% due 01/15/2025	180	229
2.375% due 01/15/2027	337	435
2.500% due 01/15/2029	211	282
3.875% due 04/15/2029	138	215
U.S. Treasury Notes
2.125% due 08/15/2021	1,700	1,743
4.250% due 08/15/2013	3,700	3,940
U.S. Treasury Strips
0.000% due 11/15/2024	450	329
0.000% due 11/15/2027	2,800	1,843
0.000% due 08/15/2028	2,950	1,895
0.000% due 11/15/2028	1,000	636
0.000% due 08/15/2029	1,300	807
0.000% due 05/15/2030	371	225
0.000% due 05/15/2031	200	114
0.000% due 05/15/2032	100	55
0.000% due 11/15/2032	3,300	1,786
0.000% due 02/15/2033	1,700	911
0.000% due 05/15/2033	1,400	744
0.000% due 11/15/2033	600	313
0.000% due 05/15/2034	1,600	819
0.000% due 05/15/2037	900	415
0.000% due 05/15/2039 (e)	7,400	3,251
0.000% due 11/15/2039	3,300	1,425
0.000% due 11/15/2040	8,400	3,493
0.000% due 02/15/2041	1,800	743

Total U.S. Treasury Obligations (Cost $132,665)		139,293

MORTGAGE-BACKED SECURITIES 4.5%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 07/10/2046	800	889
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 04/25/2033	30	28
2.706% due 10/25/2035	500	466
2.710% due 03/25/2035	240	223
2.723% due 04/25/2033	148	130
2.853% due 02/25/2034	43	37
2.905% due 01/25/2034	26	23
Citigroup Mortgage Loan Trust, Inc.
2.660% due 10/25/2035	523	402
Countrywide Alternative Loan Trust
0.504% due 05/25/2035	100	53
5.500% due 10/25/2033	1,573	1,587
Countrywide Home Loan Mortgage Pass-Through Trust
0.614% due 03/25/2035	190	89
0.634% due 06/25/2035	1,276	1,076
Credit Suisse First Boston Mortgage Securities Corp.
2.431% due 07/25/2033	41	35
2.484% due 11/25/2032	9	9
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	41	37
First Republic Mortgage Loan Trust
0.628% due 11/15/2031	144	132

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Loan Trust
3.012% due 06/25/2034	$54	$45
GS Mortgage Securities Corp.
1.142% due 03/06/2020	139	138
Harborview Mortgage Loan Trust
0.415% due 04/19/2038	100	58
0.505% due 05/19/2035	78	42
2.750% due 07/19/2035	89	67
Impac CMB Trust
4.905% due 09/25/2034	362	352
JPMorgan Mortgage Trust
2.798% due 07/25/2035	418	382
MASTR Asset Securitization Trust
5.500% due 09/25/2033	140	145
Residential Accredit Loans, Inc.
0.694% due 01/25/2033	12	11
0.694% due 03/25/2033	34	31
6.000% due 06/25/2036	149	87
Residential Funding Mortgage Securities
6.500% due 03/25/2032	17	18
Sequoia Mortgage Trust
0.635% due 07/20/2033	189	159
Structured Adjustable Rate Mortgage Loan Trust
0.514% due 05/25/2037	210	109
Structured Asset Mortgage Investments, Inc.
0.945% due 09/19/2032	171	142
1.125% due 10/19/2033	52	37
Wachovia Bank Commercial Mortgage Trust
0.368% due 09/15/2021	39	37
5.572% due 10/15/2048	300	327
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045	68	49
1.208% due 08/25/2046	459	257
1.608% due 08/25/2042	5	4
2.718% due 10/25/2046	126	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	$1	$1
2.119% due 02/25/2033	2	2
2.225% due 05/25/2033	7	6
2.320% due 02/25/2033	3	2

Total Mortgage-Backed Securities (Cost $8,701)		7,809

ASSET-BACKED SECURITIES 0.7%
Bear Stearns Asset-Backed Securities Trust
1.294% due 11/25/2042	96	81
L.A. Arena Funding LLC
7.656% due 12/15/2026	64	64
Renaissance Home Equity Loan Trust
0.734% due 08/25/2033	9	7
0.794% due 12/25/2033	42	34
SLM Student Loan Trust
0.528% due 04/25/2017	18	18
1.918% due 04/25/2023	1,056	1,081
Specialty Underwriting & Residential Finance
0.974% due 01/25/2034	12	9
Structured Asset Securities Corp.
0.874% due 01/25/2033	15	13

Total Asset-Backed Securities (Cost $1,319)		1,307

SHORT-TERM INSTRUMENTS 41.3%

REPURCHASE AGREEMENTS 0.4%
JPMorgan Securities, Inc.
0.060% due 01/03/2012	300	300
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 3.875% due 08/15/2040 valued at $307. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/03/2012	$375	$375
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $385. Repurchase proceeds are $375.)

		675

U.S. TREASURY BILLS 2.6%
0.062% due 06/21/2012 - 12/13/2012 (a)	4,520	4,518

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 38.3%
	6,665,063	66,751

Total Short-Term Instruments (Cost $71,930)		71,944

PURCHASED OPTIONS (g) 0.0%
(Cost $5)		1

Total Investments 152.4% (Cost $254,135)		$265,878

Written Options (h) (0.1%) (Premiums $154)		(112)

Other Assets and Liabilities (Net) (52.3%)		(91,314)

Net Assets 100.0%		$174,452

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $6,709 at a weighted average interest rate of 0.095%. On December 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $286 and cash of $4 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	18	$4
90-Day Eurodollar December Futures	Long	12/2013	99	45
90-Day Eurodollar June Futures	Long	06/2013	56	22

				$71

(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (2)	Notional Amount (3)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2012	3.362%	$700	$(3)	$(12)	$9

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate Issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	2,000	$5	$1

(h)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	12	$6	$(1)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	12	3	(7)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	36	10	(1)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	76	26	(65)

				$45	$(74)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	19,100	$76	$(26)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		2,000	12	(3)

								$88	$(29)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,400	$21	$(9)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	74	$4,400	$74
Sales	253	29,400	244
Closing Buys	(154)	(10,300)	(147)
Expirations	0	0	0
Exercised	(37)	0	(17)

Balance at 12/31/2011	136	$23,500	$154

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$444	$0	$444
Industrials	0	0	808	808

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Municipal Bonds & Notes
Connecticut	$0	$368	$0	$368
Iowa	0	345	0	345
New York	0	431	0	431

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Ohio	$0	$217	$0	$217
Puerto Rico	0	34	0	34
Washington	0	209	0	209
U.S. Government Agencies	0	42,447	221	42,668
U.S. Treasury Obligations	0	139,293	0	139,293
Mortgage-Backed Securities	0	7,809	0	7,809
Asset-Backed Securities	0	1,307	0	1,307
Short-Term Instruments
Repurchase Agreements	0	675	0	675
U.S. Treasury Bills	0	4,518	0	4,518
PIMCO Short-Term Floating NAV Portfolio	66,751	0	0	66,751
Purchased Options
Interest Rate Contracts	$0	$1	$0	$1

	$66,751	$198,098	$1,029	$265,878

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$9	$0	$9
Interest Rate Contracts	71	0	0	71
	$71	$9	$0	$80

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(102)	$(10)	$(112)

Totals	$66,822	$198,005	$1,019	$265,846

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$800	$0	$0	$0	$8	$0	$0	$808	$8
U.S. Government Agencies	331	0	(110)	0	0	0	0	0	221	0

	$331	$800	$(110)	$0	$0	$8	$0	$0	$1,029	$8

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$0	$0	$0	$14	$0	$0	$(10)	$14

Totals	$307	$800	$(110)	$0	$0	$22	$0	$0	$1,019	$22

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1	$1
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	19	19
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$0	$0	$20	$29

Liabilities:
Written options outstanding	$0	$0	$0	$0	$112	$112

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(26)	$0	$0	$663	$637

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(12)	$(12)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	9	0	0	39	48

	$0	$9	$0	$0	$27	$36

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $71 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(9)	$0	$(9)
DUB	(26)	0	(26)
GLM	(2)	0	(2)
JPM	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default, See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes.

Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as options contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements (Cont.)

Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

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Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$26,398	$281,135	$(240,800)	$5	$13	$66,751	$35

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$929,760	$923,324	$7,064	$7,322

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	65	$787	89	$1,009
Administrative Class	1,823	21,712	3,229	37,605
Advisor Class	456	5,546	304	3,548
Issued as reinvestment of distributions
Institutional Class	9	104	9	99
Administrative Class	591	7,315	720	8,052
Advisor Class	21	265	9	103
Cost of shares redeemed
Institutional Class	(52)	(593)	(15)	(176)
Administrative Class	(2,310)	(27,662)	(7,844)	(86,657)
Advisor Class	(158)	(1,925)	(69)	(787)
Net increase (decrease) resulting from Portfolio share transactions	445	$5,549	(3,568)	$(37,204)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,447	$3,193	$10,619		$(34)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation) (3)
$255,279	$11,766		$(1,168)	$10,599

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$7,013	$672	$—
12/31/2010	$8,152	$102	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	25

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

26	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	27

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	29

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

30	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT43AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Low Duration Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	40.6%
Short-Term Instruments	24.1%
Corporate Bonds & Notes	20.3%
U.S. Treasury Obligations	4.6%
Mortgage-Backed Securities	4.3%
Other	6.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Low Duration Portfolio Administrative Class	1.11%	5.22%	4.22%	4.63%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.55%	3.69%	3.25%	4.03%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 02/28/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$993.00	$1,021.88
Expenses Paid During Period*	$3.32	$3.36
Net Annualized Expense Ratio	0.66%	0.66%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Interest rate exposure in Canada added to returns as yields in that region fell during the reporting period.

»	Allocations to investment grade corporate securities slightly added to returns as the sector outperformed like duration U.S. Treasuries during the reporting period.

»	Allocations to mortgage-backed securities added to performance as the sector outperformed short maturity U.S. Treasuries during the reporting period.

»	Exposure to a basket of emerging market (EM) currencies, including the Brazilian real, detracted from performance as these currencies depreciated versus the U.S. dollar.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early half of the reporting period detracted from returns as the two-year U.S. Treasury yield fell. However, an overweight to U.S. duration during the latter half of the reporting period partially mitigated this negative impact.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$10.44	$10.11	$9.68	$10.30	$10.06
Net investment income (a)	0.14	0.14	0.31	0.41	0.48
Net realized/unrealized gain (loss)	(0.02)	0.39	0.95	(0.46)	0.24
Total income (loss) from investment operations	0.12	0.53	1.26	(0.05)	0.72
Dividends from net investment income	(0.18)	(0.17)	(0.36)	(0.41)	(0.48)
Distributions from net realized capital gains	0.00	(0.03)	(0.47)	(0.16)	0.00
Total distributions	(0.18)	(0.20)	(0.83)	(0.57)	(0.48)
Net asset value end of year	$10.38	$10.44	$10.11	$9.68	$10.30
Total return	1.11%	5.29%	13.32%	(0.42)%	7.36%
Net assets end of year (000s)	$1,326,770	$1,238,086	$890,238	$1,143,209	$1,412,835
Ratio of expenses to average net assets	0.65%	0.65%	0.67%	0.70%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.37%	1.33%	3.07%	4.00%	4.72%
Portfolio turnover rate	456%*	351%*	662%	293%	72%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$1,679,348
Investments in Affiliates, at value	481,486
Repurchase agreements, at value	5,388
Cash	150
Foreign currency, at value	213
Receivable for investments sold	249,347
Receivable for Portfolio shares sold	3,065
Interest and dividends receivable	7,342
Dividends receivable from Affiliates	112
Variation margin receivable on financial derivative instruments	591
OTC swap premiums paid	5,878
Unrealized appreciation on foreign currency contracts	6,625
Unrealized appreciation on OTC swap agreements	4,277
2,443,822

Liabilities:
Payable for investments purchased	$501,711
Payable for investments in Affiliates purchased	112
Payable for short sales	139,709
Deposits from counterparty	7,485
Payable for Portfolio shares redeemed	1,209
Written options outstanding	245
Accrued investment advisory fees	400
Accrued supervisory and administrative fees	400
Accrued distribution fees	79
Accrued servicing fees	168
OTC swap premiums received	3,559
Unrealized depreciation on foreign currency contracts	3,074
Unrealized depreciation on OTC swap agreements	6,997
Other liabilities	3
665,151

Net Assets	$1,778,671

Net Assets Consist of:
Paid in capital	$1,812,901
Undistributed net investment income	9,943
Accumulated undistributed net realized (loss)	(37,618)
Net unrealized (depreciation)	(6,555)
$1,778,671

Net Assets:
Institutional Class	$63,047
Administrative Class	1,326,770
Advisor Class	388,854

Shares Issued and Outstanding:
Institutional Class	6,072
Administrative Class	127,777
Advisor Class	37,450

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.38
Administrative Class	10.38
Advisor Class	10.38

Cost of Investments	$1,688,520
Cost of Investments in Affiliates	$481,428
Cost of Repurchase Agreements	$5,388
Cost of Foreign Currency Held	$215
Proceeds Received on Short Sales	$138,913
Premiums Received on Written Options	$2,996

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$32,745
Dividends	852
Dividends from Affiliate investments	1,440
Total Income	35,037

Expenses:
Investment advisory fees	4,331
Supervisory and administrative fees	4,331
Servicing fees – Administrative Class	1,973
Distribution and/or servicing fees – Advisor Class	885
Trustees’ fees	26
Interest expense	12
Miscellaneous expense	1
Total Expenses	11,559

Net Investment Income	23,478

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(5,344)
Net realized (loss) on Affiliate investments	(199)
Net realized gain on futures contracts, written options and swaps	10,213
Net realized gain on foreign currency transactions	1,839
Net change in unrealized (depreciation) on investments	(9,051)
Net change in unrealized appreciation on Affiliate investments	130
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,493
Net (Loss)	(6,178)

Net Increase in Net Assets Resulting from Operations	$17,300

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$23,478	$18,254
Net realized gain	6,708	29,736
Net realized gain (loss) on Affiliate investments	(199)	170
Net change in unrealized appreciation (depreciation)	(12,817)	20,250
Net change in unrealized appreciation (depreciation) on Affiliate investments	130	(8)
Net increase resulting from operations	17,300	68,402

Distributions to Shareholders:
From net investment income
Institutional Class	(1,163)	(973)
Administrative Class	(22,065)	(17,598)
Advisor Class	(5,563)	(3,897)
From net realized capital gains
Institutional Class	0	(178)
Administrative Class	0	(3,924)
Advisor Class	0	(899)

Total Distributions	(28,791)	(27,469)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	217,564	395,699

Total Increase in Net Assets	206,073	436,632

Net Assets:
Beginning of year	1,572,598	1,135,966
End of year*	$1,778,671	$1,572,598

*Including undistributed net investment income of:	$9,943	$4,205

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Charter Communications, Inc.
3.830% due 09/06/2016	$597	$585
HCA, Inc.
2.546% due 11/17/2013	2,200	2,169

Total Bank Loan Obligations (Cost $2,766)		2,754

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 15.0%
Ally Financial, Inc.
3.649% due 02/11/2014	1,000	950
3.963% due 06/20/2014	1,200	1,128
4.500% due 02/11/2014	1,200	1,161
6.000% due 05/23/2012	500	502
7.000% due 02/01/2012	1,000	1,005
ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,062
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013	4,200	4,212
Banco Bradesco S.A.
2.561% due 05/16/2014	7,100	6,974
Banco do Brasil S.A.
4.500% due 01/22/2015	800	831
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,622
Banco Santander Chile
1.659% due 04/20/2012	2,300	2,301
2.875% due 11/13/2012	4,500	4,529
3.750% due 09/22/2015	2,900	2,906
Bank of America Corp.
6.000% due 09/01/2017	1,250	1,223
7.375% due 05/15/2014	1,500	1,556
Bank of Montreal
1.300% due 10/31/2014	6,300	6,294
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,336
Banque PSA Finance S.A.
2.481% due 04/04/2014	2,500	2,317
Bear Stearns Cos. LLC
0.619% due 02/01/2012	2,500	2,501
BNP Paribas S.A.
0.791% due 04/08/2013	5,200	4,891
BPCE S.A.
2.375% due 10/04/2013	400	388
BRFkredit A/S
0.653% due 04/15/2013	4,200	4,202
Citigroup, Inc.
1.307% due 02/15/2013	2,500	2,454
1.848% due 01/13/2014	2,600	2,530
5.500% due 04/11/2013	7,100	7,251
5.625% due 08/27/2012	2,800	2,843
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,097
Credit Agricole S.A.
1.862% due 01/21/2014	5,200	4,809
DanFin Funding Ltd.
1.103% due 07/16/2013	9,700	9,701
Dexia Credit Local
0.927% due 03/05/2013	9,100	8,617
Dexia Credit Local S.A.
0.908% due 04/29/2014	4,200	3,813
FIH Erhvervsbank A/S
0.912% due 06/13/2013	15,700	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon National Corp.
5.375% due 12/15/2015		$1,400	$1,419
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		300	313
7.000% due 10/01/2013		50	53
7.000% due 04/15/2015		1,100	1,185
7.800% due 06/01/2012		300	306
8.000% due 06/01/2014		100	109
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	521
Golden West Financial Corp.
4.750% due 10/01/2012		$600	616
Goldman Sachs Group, Inc.
1.884% due 02/04/2013	EUR	300	373
1.940% due 01/30/2017		7,900	8,301
4.500% due 05/09/2016		200	247
5.250% due 07/27/2021		$6,100	5,960
6.125% due 02/14/2017	GBP	200	318
Industrial Bank of Korea
3.750% due 09/29/2016		$2,200	2,218
ING Bank NV
1.596% due 03/15/2013		6,000	5,862
1.940% due 06/09/2014		1,500	1,438
3.900% due 03/19/2014		1,100	1,161
International Lease Finance Corp.
6.500% due 09/01/2014		11,200	11,508
6.625% due 11/15/2013		1,805	1,805
Intesa Sanpaolo SpA
2.906% due 02/24/2014		2,300	2,026
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,018
4.650% due 06/01/2014		1,000	1,057
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	1,200	1,588
3.875% due 01/21/2019		2,700	3,884
4.375% due 07/04/2018		2,300	3,388
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		$1,700	455
Lloyds TSB Bank PLC
2.766% due 01/24/2014		3,400	3,218
Merrill Lynch & Co., Inc.
5.571% due 10/04/2012		7,800	7,815
6.500% due 07/15/2018		100	97
6.875% due 11/15/2018		100	97
MetLife Institutional Funding II
1.481% due 04/04/2014		9,500	9,485
Metropolitan Life Global Funding I
0.796% due 03/15/2012		425	425
National Australia Bank Ltd.
1.111% due 04/11/2014		9,000	8,916
Nationwide Building Society
2.500% due 08/17/2012		1,200	1,213
PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	797
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,472
5.000% due 07/21/2020		5,000	5,350
Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,709
Royal Bank of Scotland Group PLC
1.181% due 10/14/2016		400	277
7.640% due 03/29/2049		4,500	2,436
SLM Corp.
1.756% due 06/17/2013	EUR	1,100	1,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.425% due 01/28/2014		$1,000	$974
1.595% due 02/23/2012		1,300	1,302
Wachovia Corp.
4.810% due 05/25/2012	AUD	5,200	5,297
Waha Aerospace BV
3.925% due 07/28/2020		$5,040	5,186
Wells Fargo & Co.
7.980% due 03/29/2049		11,500	12,377
Westpac Banking Corp.
2.250% due 11/19/2012		6,900	6,970

			267,599

INDUSTRIALS 6.6%
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		6,400	6,416
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,347
Caterpillar, Inc.
0.649% due 05/21/2013		6,000	6,010
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,063
9.500% due 02/15/2015		300	345
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,636
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,767
7.125% due 10/01/2012		8,000	8,378
Daimler Finance North America LLC
1.742% due 09/13/2013		1,600	1,580
7.300% due 01/15/2012		7,300	7,314
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,325
Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,360
EOG Resources, Inc.
1.182% due 02/03/2014		6,600	6,623
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,782
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,656
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		200	214
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,742
Hewlett-Packard Co.
0.786% due 05/24/2013		3,800	3,764
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,238
Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,279
6.250% due 06/01/2012		1,096	1,120
MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,614
Noble Group Ltd.
6.750% due 01/29/2020		5,000	4,350
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,363
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	167
Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,356
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,221

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner, Inc.
3.150% due 07/15/2015	$2,200	$2,291
Volkswagen International Finance NV
1.031% due 10/01/2012	5,500	5,496
WM Wrigley Jr. Co.
3.050% due 06/28/2013	500	509

		117,326

UTILITIES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,175
BP Capital Markets PLC
2.750% due 02/27/2012	4,900	4,914
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	798
Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,147
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,850	6,593
10.500% due 03/25/2014	3,800	4,281
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	4,000	4,221
NGPL PipeCo LLC
6.514% due 12/15/2012	4,000	4,042
NRG Energy, Inc.
8.250% due 09/01/2020	1,900	1,919
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,329
Qwest Corp.
3.796% due 06/15/2013	8,800	8,870
Shell International Finance BV
3.100% due 06/28/2015	5,500	5,903
Vodafone Group PLC
5.350% due 02/27/2012	3,054	3,075

		55,267

Total Corporate Bonds & Notes (Cost $445,593)		440,192

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.3%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,800

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	3,300	3,301

Total Municipal Bonds & Notes (Cost $9,100)		9,101

U.S. GOVERNMENT AGENCIES 49.4%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	1,211	1,171
0.604% due 04/25/2037	873	870
0.644% due 07/25/2037 - 03/25/2044	4,845	4,830
0.694% due 05/25/2031 - 11/25/2032	742	742
0.813% due 12/25/2022	130	130
1.034% due 03/25/2040	7,293	7,353
1.113% due 04/25/2023	141	142
1.163% due 02/25/2023	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.213% due 05/25/2022 - 06/17/2027	$79	$80
1.418% due 07/01/2042	123	123
1.420% due 06/01/2043	451	454
1.468% due 09/01/2041	360	366
1.618% due 09/01/2040	3	3
2.167% due 11/01/2035	103	107
2.275% due 09/01/2035	533	562
2.390% due 07/01/2035	161	170
4.000% due 03/01/2023 -01/01/2042	283,015	297,552
4.500% due 04/01/2013 -01/01/2042	152,091	162,089
4.527% due 12/01/2036	41	43
4.699% due 09/01/2034	32	34
5.000% due 05/01/2027 - 01/01/2042	136,046	147,076
5.500% due 07/01/2028 - 01/01/2042	48,402	52,756
6.000% due 03/01/2017 - 02/01/2042	40,995	45,130
6.292% due 12/25/2042	13	15
6.500% due 04/01/2036 - 11/01/2036	627	707
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	4,610	4,809
Federal Housing Administration
7.430% due 10/01/2020	6	6
Freddie Mac
0.334% due 12/25/2036	1,686	1,677
0.428% due 07/15/2019 - 08/15/2019	2,701	2,696
0.554% due 08/25/2031	218	212
0.578% due 05/15/2036	641	640
0.628% due 12/15/2030	62	62
0.678% due 06/15/2018	60	60
1.418% due 02/25/2045	447	428
2.494% due 07/01/2035	315	332
5.000% due 01/01/2036 - 12/01/2041	130,000	139,803
5.500% due 12/01/2022 - 07/01/2038	2,862	3,112
6.000% due 09/01/2016 - 01/01/2042	1,037	1,139
6.500% due 07/25/2043	94	107
Small Business Administration
5.600% due 09/01/2028	744	844

Total U.S. Government Agencies (Cost $872,172)		878,439

U.S. TREASURY OBLIGATIONS 5.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)(h)(i)	73,444	76,634
0.625% due 07/15/2021	6,027	6,451
U.S. Treasury Notes
0.250% due 12/15/2014 (e)	400	399
0.875% due 12/31/2016 (a)	15,000	15,033
1.375% due 11/30/2018	800	803

Total U.S. Treasury Obligations (Cost $99,422)		99,320

MORTGAGE-BACKED SECURITIES 5.3%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035	1,490	1,025
American Home Mortgage Investment Trust
2.294% due 02/25/2045	259	192
2.434% due 10/25/2034	584	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
0.574% due 07/25/2037		$1,965	$1,264
5.743% due 01/20/2047		925	587
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		764	692
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034		1,692	1,494
2.879% due 05/25/2033		829	695
6.500% due 10/25/2031		17	17
BCRR Trust
4.230% due 12/22/2035		2,771	2,774
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		3,446	2,956
2.723% due 04/25/2033		8	7
2.733% due 08/25/2035		606	334
2.819% due 01/25/2035		373	301
2.821% due 02/25/2033		2	2
2.827% due 07/25/2034		581	418
2.905% due 01/25/2034		43	39
3.016% due 03/25/2035		3,560	3,367
5.579% due 04/25/2033		15	14
Bear Stearns Alt-A Trust
0.454% due 02/25/2034		720	529
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	423
5.471% due 01/12/2045		1,200	1,357
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		1,434	844
3.618% due 12/26/2046		785	465
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035		343	295
2.700% due 08/25/2035		1,479	673
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		3,600	3,919
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		810	413
6.000% due 10/25/2033		27	26
Countrywide Home Loan Mortgage Pass-Through Trust
2.610% due 02/20/2036		724	429
2.745% due 02/20/2035		1,883	1,450
2.751% due 11/25/2034		1,120	809
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		2	1
Credit Suisse Mortgage Capital Certificates
0.348% due 02/15/2022		2,321	2,228
5.661% due 03/15/2039		400	431
CW Capital Cobalt Ltd.
5.334% due 04/15/2047		1,848	1,885
First Horizon Alternative Mortgage Securities
2.199% due 09/25/2034		2,166	1,842
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		613	472
GMAC Mortgage Corp. Loan Trust
2.789% due 11/19/2035		354	260
Gracechurch Mortgage Financing PLC
0.559% due 11/20/2056		9,479	9,444
Granite Master Issuer PLC
0.385% due 12/20/2054		956	914
0.425% due 12/20/2054		6,153	5,882
0.892% due 12/20/2054	GBP	998	1,468
Granite Mortgages PLC
1.354% due 01/20/2044		161	238
1.450% due 09/20/2044		1,142	1,693
1.959% due 01/20/2044	EUR	185	232

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$104	$96
0.374% due 01/25/2047 ^		96	91
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		2,081	1,660
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	215
5.444% due 03/10/2039		1,900	2,065
GS Mortgage Securities Corp.
1.142% due 03/06/2020		1,670	1,657
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,570	1,373
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		176	94
2.768% due 07/19/2035		962	626
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	1,200	1,548
Impac CMB Trust
1.294% due 07/25/2033		$285	260
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		473	328
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		600	651
5.882% due 02/15/2051		1,300	1,418
JPMorgan Mortgage Trust
5.024% due 02/25/2035		341	332
5.750% due 01/25/2036		73	67
MASTR Asset Securitization Trust
5.500% due 09/25/2033		25	26
Mellon Residential Funding Corp.
0.758% due 06/15/2030		218	191
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		544	354
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,852
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		427	323
1.270% due 10/25/2035		252	201
1.935% due 01/25/2029		34	32
2.420% due 10/25/2035		1,030	837
Morgan Stanley Capital
0.339% due 10/15/2020		656	653
5.809% due 12/12/2049		300	332
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		700	788
Opera Finance PLC
1.215% due 04/25/2017	GBP	1,008	1,389
Prime Mortgage Trust
0.694% due 02/25/2019		$3	3
0.694% due 02/25/2034		23	21
Residential Funding Mortgage Securities
3.033% due 09/25/2035		1,440	903
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		66	69
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/2035		391	221
2.480% due 02/25/2034		553	497
2.495% due 08/25/2034		770	673
2.532% due 08/25/2035		425	304
Structured Asset Mortgage Investments, Inc.
0.574% due 02/25/2036		248	121
0.945% due 09/19/2032		8	7
Structured Asset Securities Corp.
2.650% due 10/25/2035		442	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Commercial Mortgage Trust
1.178% due 07/15/2024		$1,551	$1,466
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		1,793	1,605
0.368% due 09/15/2021		4,761	4,528
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045		212	153
0.584% due 10/25/2045		3,390	2,448
0.938% due 01/25/2047		508	278
1.408% due 11/25/2042		86	67
1.414% due 05/25/2041		44	37
1.608% due 06/25/2042		51	37
1.608% due 08/25/2042		222	178
2.468% due 02/27/2034		38	37
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		683	643
2.666% due 03/25/2036		757	588
2.721% due 10/25/2035		1,430	1,235
2.948% due 01/25/2035		928	856
4.871% due 09/25/2035		661	638

Total Mortgage-Backed Securities (Cost $101,520)			93,719

ASSET-BACKED SECURITIES 2.5%
ACE Securities Corp.
0.354% due 10/25/2036		136	35
AMMC CDO
0.798% due 08/08/2017		3,426	3,322
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		13	10
Asset-Backed Securities Corp. Home Equity
0.569% due 09/25/2034		286	253
1.928% due 03/15/2032		184	133
Atrium CDO Corp.
0.852% due 06/27/2015		3,475	3,402
Babson CLO Ltd.
0.777% due 11/15/2016		1,811	1,763
Bear Stearns Asset-Backed Securities Trust
1.294% due 10/25/2037		3,220	1,786
Countrywide Asset-Backed Certificates
0.554% due 05/25/2036		1,878	1,602
0.774% due 12/25/2031		40	20
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		9	7
Dryden Leveraged Loan CDO
0.738% due 05/22/2017		2,934	2,805
1.110% due 12/22/2015		710	703
Equity One ABS, Inc.
0.854% due 11/25/2032		11	9
GE-WMC Mortgage Securities LLC
0.334% due 08/25/2036		18	5
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.660% due 08/07/2021		8,500	8,109
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		1,501	1,368
Landmark CDO Ltd.
0.873% due 01/15/2016		353	352
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		34	25
Panhandle-Plains Higher Education Authority, Inc.
1.711% due 10/01/2035		2,563	2,560
SLM Student Loan Trust
1.835% due 10/25/2023	EUR	5,500	6,383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.928% due 12/15/2017		$2,610	$2,619
3.500% due 08/17/2043		3,438	3,390
4.500% due 11/16/2043		1,115	1,058
South Carolina Student Loan Corp.
1.277% due 03/02/2020		2,000	1,990
Structured Asset Investment Loan Trust
0.654% due 10/25/2035		808	559

Total Asset-Backed Securities (Cost $46,991)			44,268

SOVEREIGN ISSUES 3.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	128	69
10.000% due 01/01/2014		585	311
10.000% due 01/01/2017		4,500	2,319
Canada Government Bond
2.000% due 06/01/2016	CAD	11,000	11,147
2.750% due 09/01/2016		800	837
3.250% due 06/01/2021		3,900	4,256
3.750% due 06/01/2019		400	449
Canada Housing Trust No. 1
3.750% due 03/15/2020		5,900	6,447
3.800% due 06/15/2021		200	220
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	3,000	2,312
Hydro Quebec
2.000% due 06/30/2016		$12,800	13,084
Korea Development Bank
3.250% due 03/09/2016		5,300	5,248
8.000% due 01/23/2014		1,700	1,872
Korea Government Bond
4.875% due 09/22/2014		600	648
5.125% due 12/07/2016		500	560
5.750% due 04/16/2014		500	545
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	100	102
Province of Ontario Canada
3.150% due 06/02/2022		8,100	8,118
4.000% due 06/02/2021		1,200	1,295
4.200% due 06/02/2020		100	110
Province of Quebec Canada
4.250% due 12/01/2021		100	109
4.500% due 12/01/2017		600	668
4.500% due 12/01/2018		200	223
Societe Financement de l’Economie Francaise
0.603% due 07/16/2012		$1,000	1,002
2.125% due 05/20/2012	EUR	700	908

Total Sovereign Issues (Cost $62,605)			62,859

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,875

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	2

Total Convertible Preferred Securities (Cost $6,010)			7,877

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.700% due 12/31/2049		420	3,155

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
Farm Credit Bank
10.000% due 12/31/2049	1,900	$2,224

Total Preferred Securities (Cost $6,419)		5,379

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.5%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.950% due 01/24/2013	$1,200	1,209
Banco do Brasil S.A.
0.000% due 02/15/2012	7,900	7,885
Bank of Nova Scotia
0.700% due 10/18/2012	4,600	4,609
Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	6,699
Itau Unibanco Holding S.A.
0.000% due 01/11/2012	3,300	3,299
0.000% due 02/06/2012	6,000	5,991

		29,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.3%
Vodafone Group PLC
0.880% due 01/19/2012	$4,800	$4,798

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.060% due 01/03/2012	2,000	2,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $2,072. Repurchase proceeds are $2,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	3,388	3,388
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $3,460. Repurchase proceeds are $3,388.)

		5,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.024% due 02/09/2012 - 06/07/2012 (b)(f)	$950	$950

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 27.1%
	48,076,488	481,486

Total Short-Term Instruments (Cost $522,738)		522,314

Total Investments 121.8% (Cost $2,175,336)		$2,166,222

Written Options (k) (0.0%) (Premiums $2,996)		(245)

Other Assets and Liabilities (Net) (21.8%)		(387,306)

Net Assets 100.0%		$1,778,671

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $344 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(f)	Securities with an aggregate market value of $3,631 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $11,203 at a weighted average interest rate of (0.095%). On December 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $3,761 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	14	$7
90-Day Eurodollar June Futures	Long	06/2013	478	506
90-Day Eurodollar June Futures	Long	06/2014	67	7
90-Day Eurodollar March Futures	Long	03/2013	2,716	(1,651)
90-Day Eurodollar March Futures	Long	03/2014	38	115
90-Day Eurodollar September Futures	Long	09/2013	129	164
U.S. Treasury 5-Year Note March Futures	Long	03/2012	346	38
U.S. Treasury 10-Year Note March Futures	Long	03/2012	531	619

				$(195)

(i)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $91 have been pledged as collateral for centrally cleared swaps as of December 31, 2011. On December 31, 2011, there were no open centrally cleared swap agreements.
(j)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	1,000	$27	$28	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.640%	$	1,100	$(27)	$(14)	$(13)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		5,100	(62)	(39)	(23)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(12)	(16)	4
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		27,000	(541)	(52)	(489)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		1,000	(12)	(10)	(2)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.422%		1,300	(22)	(6)	(16)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		400	(5)	(4)	(1)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		500	(6)	(5)	(1)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	5.563%	EUR	4,500	(559)	150	(709)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	5.563%		3,400	(422)	106	(528)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.090%	$	2,600	(8)	1	(9)
Export-Import Bank of China	DUB	1.000%	12/20/2016	2.229%		2,300	(128)	(186)	58
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	1.865%		1,000	(40)	(64)	24
France Government Bond	CBK	0.250%	12/20/2015	1.997%		500	(33)	(13)	(20)
France Government Bond	CBK	0.250%	09/20/2016	2.128%		2,100	(172)	(121)	(51)
France Government Bond	DUB	0.250%	09/20/2016	2.128%		400	(33)	(25)	(8)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		5,100	(417)	(195)	(222)
France Government Bond	JPM	0.250%	09/20/2016	2.128%		3,300	(270)	(209)	(61)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		8,400	(687)	(294)	(393)
France Government Bond	UAG	0.250%	09/20/2016	2.128%		2,800	(229)	(176)	(53)
General Electric Capital Corp.	BPS	1.250%	03/20/2013	1.612%		700	(3)	0	(3)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	1.936%		2,200	91	0	91
General Electric Capital Corp.	CBK	4.320%	12/20/2013	1.936%		1,600	76	0	76
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.936%		2,400	110	0	110
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.936%		1,900	112	0	112
General Electric Capital Corp.	DUB	1.000%	03/20/2016	2.368%		100	(5)	(6)	1
General Electric Capital Corp.	JPM	1.000%	03/20/2014	1.952%		1,000	(20)	(29)	9
General Electric Capital Corp.	MYC	1.000%	06/20/2016	2.404%		200	(12)	(1)	(11)
Germany Government Bond	CBK	0.250%	09/20/2016	0.956%		13,300	(425)	(287)	(138)
Germany Government Bond	MYC	0.250%	09/20/2016	0.956%		16,400	(525)	(473)	(52)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		1,400	(11)	24	(35)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		5,900	(58)	82	(140)
Japan Government International Bond	BRC	1.000%	06/20/2015	1.133%		2,400	(10)	37	(47)
Japan Government International Bond	BRC	1.000%	12/20/2015	1.219%		1,400	(11)	25	(36)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.254%		4,400	(44)	59	(103)
Japan Government International Bond	DUB	1.000%	09/20/2015	1.180%		9,000	(55)	149	(204)
Japan Government International Bond	GST	1.000%	03/20/2015	1.080%		3,700	(7)	36	(43)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		1,200	(12)	10	(22)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.219%		1,500	(12)	26	(38)
Japan Government International Bond	UAG	1.000%	12/20/2015	1.219%		1,400	(12)	22	(34)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.281%		5,100	(49)	(39)	(10)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		3,400	(48)	(19)	(29)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		7,900	(136)	19	(155)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		1,900	2	(17)	19
Republic of Italy Government Bond	BPS	1.000%	06/20/2016	4.846%		6,200	(883)	(129)	(754)
Rio Tinto Finance USA Ltd.	DUB	1.000%	12/20/2012	0.724%		5,000	15	17	(2)
SLM Corp.	BOA	5.000%	03/20/2016	6.047%		9,000	(311)	16	(327)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		300	(30)	(20)	(10)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		1,200	(127)	(74)	(53)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		200	(20)	(13)	(7)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.480%	EUR	6,500	(87)	(124)	37
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.648%	$	1,400	17	9	8
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.828%		1,200	9	16	(7)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		900	6	17	(11)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.648%		300	4	2	2
United Kingdom Gilt	GST	1.000%	03/20/2016	0.828%		2,300	17	38	(21)
United Kingdom Gilt	GST	1.000%	09/20/2016	0.911%		4,400	20	76	(56)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		1,600	18	8	10
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		200	1	3	(2)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.911%		22,100	98	205	(107)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		2,000	12	35	(23)

							$(5,990)	$(1,472)	$(4,518)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$123	$190	$(67)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	64	99	(35)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		12,200	893	1,439	(546)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	446	678	(232)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	36	56	(20)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	608	966	(358)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	145	235	(90)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		700	56	90	(34)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	16	25	(9)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		800	64	104	(40)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		3,700	297	481	(184)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		800	68	96	(28)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	6	0	6
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		1,043	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.700%	12/20/2012		8,198	59	0	59
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		386	5	0	5
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	29,000	(1,036)	(783)	(253)

						$1,884	$3,726	$(1,842)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS	$	62,200	$899	$(17)	$916
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	2,400	1	(2)	3
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		3,200	2	(2)	4
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		3,200	5	0	5
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		10,900	75	(19)	94
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		1,600	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		1,000	16	0	16
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		2,600	40	(2)	42
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		7,100	119	1	118
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		3,400	58	1	57
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		14,800	239	32	207
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		2,600	34	3	31
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		2,400	31	3	28
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		2,200	39	3	36
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	119	0	119
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		1,100	21	3	18
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	47	8	39
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		11,300	252	11	241
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		8,900	178	28	150
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		23,500	500	23	477

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	2,900	$2	$(8)	$10
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		6,500	7	(12)	19
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,600	4	(1)	5
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		77,100	261	(47)	308
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		1,700	6	0	6
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		12,400	143	7	136
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,300	38	(0)	38
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		2,500	51	11	40
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		1,100	25	0	25
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	60	(1)	61
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		1,200	30	3	27
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	18	3	15
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		600	18	4	14
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		11,800	307	0	307
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		600	19	4	15

							$3,678	$37	$3,641

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	170	$139	$(14)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	79,400,000	$407	$(108)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400,000	129	(6)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800,000	12	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		3,000,000	14	(11)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		20,800,000	58	(73)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000,000	537	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500,000	254	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500,000	49	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300,000	168	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500,000	244	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300,000	90	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300,000	88	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200,000	178	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600,000	239	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800,000	292	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900,000	98	(1)

								$2,857	$(231)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182
Sales	3,635	845,200		29,000	4,884
Closing Buys	(3,673)	(696,400)		(44,600)	(4,254)
Expirations	0	(1,200)		0	(5)
Exercised	(52)	(143,100)		0	(811)

Balance at 12/31/2011	170	$334,300	EUR	0	$2,996

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.500%	12/01/2042	$130,000	$138,913	$(139,709)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	600	01/2012	FBL	$0	$(9)	$(9)
Sell		400	01/2012	HUS	0	(6)	(6)
Sell		2,434	02/2012	CBK	4	(27)	(23)
Sell		5,018	02/2012	JPM	0	(173)	(173)
Buy	BRL	1,523	01/2012	HUS	5	0	5
Sell		1,523	01/2012	HUS	3	0	3
Buy		24,917	01/2012	JPM	75	0	75
Sell		24,917	01/2012	JPM	0	(16)	(16)
Buy		39,578	01/2012	MSC	14	(923)	(909)
Sell		39,578	01/2012	MSC	13	(114)	(101)
Buy		4,036	01/2012	UAG	12	0	12
Sell		4,036	01/2012	UAG	12	(6)	6
Buy		24,917	03/2012	JPM	8	0	8
Buy	CAD	3,052	02/2012	BRC	23	0	23
Sell		2,139	02/2012	BRC	3	(16)	(13)
Sell		3,827	02/2012	CBK	0	(43)	(43)
Sell		30,682	02/2012	DUB	0	(58)	(58)
Sell		309	02/2012	GST	0	(3)	(3)
Sell		6,928	02/2012	JPM	7	(36)	(29)
Buy		11,135	02/2012	MSC	120	0	120
Sell		1,028	02/2012	MSC	0	(7)	(7)
Sell		2,775	02/2012	RBC	0	(24)	(24)
Sell		412	02/2012	UAG	0	(5)	(5)
Buy	CNY	20,903	02/2012	BRC	30	0	30
Buy		6,426	02/2012	HUS	14	0	14
Sell		1,279	02/2012	JPM	0	(2)	(2)
Buy		58,210	06/2012	BRC	17	0	17
Sell		2,562	06/2012	BRC	0	(3)	(3)
Buy		5,726	06/2012	CBK	3	(3)	0
Buy		4,466	06/2012	DUB	0	(5)	(5)
Buy		26,827	06/2012	HUS	16	0	16
Buy		44,703	06/2012	JPM	36	(10)	26
Sell		9,599	06/2012	JPM	0	(9)	(9)
Buy		7,647	06/2012	MSC	2	0	2
Sell		1,929	06/2012	UAG	0	(3)	(3)
Buy		5,050	02/2013	CBK	0	(9)	(9)
Buy		1,893	02/2013	GST	0	(4)	(4)
Buy	EUR	1,864	01/2012	BRC	0	(98)	(98)
Sell		19,414	01/2012	BRC	1,437	0	1,437
Buy		13,338	01/2012	CBK	0	(158)	(158)
Sell		4,700	01/2012	CBK	63	0	63
Sell		23,102	01/2012	DUB	1,490	0	1,490
Sell		34,700	01/2012	FBL	1,446	0	1,446
Buy		34,700	01/2012	GST	0	(616)	(616)
Sell		6,300	01/2012	GST	218	0	218
Buy		1,106	01/2012	JPM	0	(8)	(8)
Sell		3,600	01/2012	JPM	202	0	202
Buy		881	01/2012	MSC	0	(88)	(88)
Sell		500	01/2012	MSC	7	0	7
Sell		1,500	01/2012	RBC	40	0	40
Buy		7,289	01/2012	UAG	0	(72)	(72)
Sell		3,663	01/2012	UAG	164	0	164
Sell		34,700	02/2012	GST	618	0	618
Sell	GBP	1,409	01/2012	BRC	21	0	21
Sell		73	01/2012	DUB	0	0	0
Sell		5,644	01/2012	GST	66	0	66
Buy		7,126	01/2012	RBC	0	(93)	(93)
Sell		287	02/2012	CBK	0	(1)	(1)
Sell		7,126	02/2012	RBC	93	0	93
Sell	IDR	10,003,000	01/2012	BRC	28	0	28
Buy		27,250,071	01/2012	CBK	0	(56)	(56)
Sell		11,257,975	01/2012	MSC	24	0	24
Sell		6,943,000	01/2012	UAG	15	0	15
Sell		2,175,000	07/2012	BRC	3	0	3
Sell		312,796	07/2012	GST	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	22,631,700	07/2012	HUS	$0	$(106)	$(106)
Sell		19,190,000	07/2012	HUS	26	0	26
Buy	MXN	8,896	03/2012	HUS	0	(24)	(24)
Sell		9,304	03/2012	UAG	37	0	37
Sell	MYR	6,950	04/2012	CBK	65	0	65
Buy		6,950	04/2012	UAG	0	(108)	(108)
Sell	PHP	170,928	03/2012	BRC	97	0	97
Buy		223,269	03/2012	CBK	0	(12)	(12)
Sell		8,000	03/2012	CBK	0	(2)	(2)
Sell		12,855	03/2012	GST	7	0	7
Buy		26,505	03/2012	HUS	0	(5)	(5)
Sell		70,549	03/2012	JPM	3	(12)	(9)
Buy		12,558	03/2012	MSC	0	(2)	(2)
Sell	SGD	3,024	02/2012	CBK	36	0	36
Sell	TWD	11,607	01/2012	BRC	0	(4)	(4)
Buy		26,872	01/2012	CBK	0	(49)	(49)
Sell		15,265	01/2012	MSC	0	(4)	(4)
Sell	ZAR	540	01/2012	BRC	0	0	0
Buy		3,040	01/2012	JPM	0	(42)	(42)
Sell		2,500	01/2012	JPM	2	0	2

					$6,625	$(3,074)	$3,551

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$2,754	$0	$2,754
Corporate Bonds & Notes
Banking & Finance	0	267,599	0	267,599
Industrials	0	117,326	0	117,326
Utilities	0	55,267	0	55,267
Municipal Bonds & Notes
Illinois	0	5,800	0	5,800
New Jersey	0	3,301	0	3,301
U.S. Government Agencies	0	878,433	6	878,439
U.S. Treasury Obligations	0	99,320	0	99,320
Mortgage-Backed Securities	0	93,719	0	93,719
Asset-Backed Securities	0	44,268	0	44,268
Sovereign Issues	0	62,859	0	62,859
Convertible Preferred Securities
Banking & Finance	7,875	0	0	7,875
Industrials	0	0	2	2
Preferred Securities
Banking & Finance	0	2,224	3,155	5,379
Short-Term Instruments
Certificates of Deposit	0	29,692	0	29,692
Commercial Paper	0	4,798	0	4,798
Repurchase Agreements	0	5,388	0	5,388

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
U.S. Treasury Bills	$0	$950	$0	$950
PIMCO Short-Term Floating NAV Portfolio	481,486	0	0	481,486
	$489,361	$1,673,698	$3,163	$2,166,222

Short Sales, at value	$0	$(139,709)	$0	$(139,709)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	636	0	636
Foreign Exchange Contracts	0	6,625	0	6,625
Interest Rate Contracts	1,456	3,641	0	5,097
	$1,456	$10,902	$0	$12,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,997)	0	(6,997)
Foreign Exchange Contracts	0	(3,074)	0	(3,074)
Interest Rate Contracts	(1,651)	(245)	0	(1,896)
	$(1,651)	$(10,316)	$0	$(11,967)

Totals	$489,166	$1,534,575	$3,163	$2,026,904

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
U.S. Government Agencies	$17,647	$0	$(13,165)	$1	$5	$327	$0	$(4,809)	$6	$0
Asset-Backed Securities	14,740	0	(8,212)	33	153	362	0	(7,076)	0	0
Convertible Preferred Securities	0	0	0	0	0	0	2	0	2	0
Preferred Securities
Banking & Finance	3,206	0	0	0	0	(51)	0	0	3,155	(52)

	35,593	0	(21,377)	34	158	638	2	(11,885)	3,163	(52)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(590)	$0	$0	$0	$384	$206	$0	$0	$0	$0

Totals	$35,003	$0	$(21,377)	$34	$542	$844	$2	$(11,885)	$3,163	$(52)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$591	$591
Unrealized appreciation on foreign currency contracts	0	0	0	6,625	0	6,625
Unrealized appreciation on OTC swap agreements	0	636	0	0	3,641	4,277

	$0	$636	$0	$6,625	$4,232	$11,493

Liabilities:
Written options outstanding	$0	$0	$0	$0	$245	$245
Unrealized depreciation on foreign currency contracts	0	0	0	3,074	0	3,074
Unrealized depreciation on OTC swap agreements	0	6,997	0	0	0	6,997

	$0	$6,997	$0	$3,074	$245	$10,316

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$4,651	$0	$5	$5,557	$10,213
Net realized gain on foreign currency transactions	0	0	0	1,879	0	1,879

	$0	$4,651	$0	$1,884	$5,557	$12,092

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(8,866)	$0	$0	$3,607	$(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,549	0	1,549

	$0	$(8,866)	$0	$1,549	$3,607	$(3,710)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(195) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(60)	$0	$(60)
BPS	(745)	950	205
BRC	2,814	(2,640)	174
CBK	(1,302)	1,349	47
DUB	634	(690)	(56)
FBF	(244)	341	97
FBL	1,437	(1,430)	7
GLM	138	0	138
GST	332	(330)	2
HUS	428	(570)	(142)
JPM	9	0	9
MSC	(958)	686	(272)
MYC	291	(630)	(339)
RBC	50	0	50
RYL	3	0	3
UAG	92	0	92

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the

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Notes to Financial Statements (Cont.)

exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or

24	PIMCO VARIABLE INSURANCE TRUST

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default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(h) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or

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Notes to Financial Statements (Cont.)

receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

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recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$32,376	$246,793

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$319,715	$1,255,840	$(1,094,000)		$(199)	$130	$481,486	$1,440

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,975,700	$5,568,351	$499,803	$635,160

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,045	$21,403	760	$7,884
Administrative Class	36,426	381,598	57,827	597,893
Advisor Class	19,540	204,573	15,797	163,102
Issued as reinvestment of distributions
Institutional Class	111	1,163	111	1,151
Administrative Class	2,109	22,064	2,070	21,522
Advisor Class	532	5,563	462	4,796
Cost of shares redeemed
Institutional Class	(1,385)	(14,518)	(1,412)	(14,561)
Administrative Class	(29,366)	(306,883)	(29,346)	(303,093)
Advisor Class	(9,367)	(97,399)	(7,978)	(82,995)
Net increase resulting from Portfolio share transactions	20,645	$217,564	38,291	$395,699

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,206	$—	$(9,837)		$(373)	$(38,225)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$24,387	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$13,292	$546

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,175,738	$16,758	$(26,274)	$(9,516)

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$28,791	$—	$—
12/31/2010	$27,469	$—	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	USD	United States Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corporation
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

4.20%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT47AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Low Duration Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	40.6%
Short-Term Instruments	24.1%
Corporate Bonds & Notes	20.3%
U.S. Treasury Obligations	4.6%
Mortgage-Backed Securities	4.3%
Other	6.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011

	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Low Duration Portfolio Institutional Class	1.26%	5.38%	4.37%	4.91%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.55%	3.69%	3.25%	4.03%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$993.70	$1,022.63
Expenses Paid During Period*	$2.56	$2.60
Net Annualized Expense Ratio	0.51%	0.51%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Interest rate exposure in Canada added to returns as yields in that region fell during the reporting period.

»	Allocations to investment grade corporate securities slightly added to returns as the sector outperformed like duration U.S. Treasuries during the reporting period.

»	Allocations to mortgage-backed securities added to performance as the sector outperformed short maturity U.S. Treasuries during the reporting period.

»	Exposure to a basket of emerging market (EM) currencies, including the Brazilian real, detracted from performance as these currencies depreciated versus the U.S. dollar.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early half of the reporting period detracted from returns as the two-year U.S. Treasury yield fell. However, an overweight to U.S. duration during the latter half of the reporting period partially mitigated this negative impact.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$10.44	$10.11	$9.68	$10.30	$10.06
Net investment income (a)	0.16	0.15	0.31	0.42	0.49
Net realized/unrealized gain (loss)	(0.03)	0.39	0.96	(0.45)	0.25
Total income (loss) from investment operations	0.13	0.54	1.27	(0.03)	0.74
Dividends from net investment income	(0.19)	(0.18)	(0.37)	(0.43)	(0.50)
Distributions from net realized capital gains	0.00	(0.03)	(0.47)	(0.16)	0.00
Total distributions	(0.19)	(0.21)	(0.84)	(0.59)	(0.50)
Net asset value end of year	$10.38	$10.44	$10.11	$9.68	$10.30
Total return	1.26%	5.45%	13.49%	(0.27)%	7.52%
Net assets end of year (000s)	$63,047	$55,336	$59,060	$25,813	$30,612
Ratio of expenses to average net assets	0.50%	0.50%	0.51%	0.56%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.52%	1.47%	3.07%	4.17%	4.86%
Portfolio turnover rate	456%*	351%*	662%	293%	72%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$1,679,348
Investments in Affiliates, at value	481,486
Repurchase agreements, at value	5,388
Cash	150
Foreign currency, at value	213
Receivable for investments sold	249,347
Receivable for Portfolio shares sold	3,065
Interest and dividends receivable	7,342
Dividends receivable from Affiliates	112
Variation margin receivable on financial derivative instruments	591
OTC swap premiums paid	5,878
Unrealized appreciation on foreign currency contracts	6,625
Unrealized appreciation on OTC swap agreements	4,277
2,443,822

Liabilities:
Payable for investments purchased	$501,711
Payable for investments in Affiliates purchased	112
Payable for short sales	139,709
Deposits from counterparty	7,485
Payable for Portfolio shares redeemed	1,209
Written options outstanding	245
Accrued investment advisory fees	400
Accrued supervisory and administrative fees	400
Accrued distribution fees	79
Accrued servicing fees	168
OTC swap premiums received	3,559
Unrealized depreciation on foreign currency contracts	3,074
Unrealized depreciation on OTC swap agreements	6,997
Other liabilities	3
665,151

Net Assets	$1,778,671

Net Assets Consist of:
Paid in capital	$1,812,901
Undistributed net investment income	9,943
Accumulated undistributed net realized (loss)	(37,618)
Net unrealized (depreciation)	(6,555)
$1,778,671

Net Assets:
Institutional Class	$63,047
Administrative Class	1,326,770
Advisor Class	388,854

Shares Issued and Outstanding:
Institutional Class	6,072
Administrative Class	127,777
Advisor Class	37,450

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.38
Administrative Class	10.38
Advisor Class	10.38

Cost of Investments	$1,688,520
Cost of Investments in Affiliates	$481,428
Cost of Repurchase Agreements	$5,388
Cost of Foreign Currency Held	$215
Proceeds Received on Short Sales	$138,913
Premiums Received on Written Options	$2,996

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$32,745
Dividends	852
Dividends from Affiliate investments	1,440
Total Income	35,037

Expenses:
Investment advisory fees	4,331
Supervisory and administrative fees	4,331
Servicing fees – Administrative Class	1,973
Distribution and/or servicing fees – Advisor Class	885
Trustees’ fees	26
Interest expense	12
Miscellaneous expense	1
Total Expenses	11,559

Net Investment Income	23,478

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(5,344)
Net realized (loss) on Affiliate investments	(199)
Net realized gain on futures contracts, written options and swaps	10,213
Net realized gain on foreign currency transactions	1,839
Net change in unrealized (depreciation) on investments	(9,051)
Net change in unrealized appreciation on Affiliate investments	130
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,493
Net (Loss)	(6,178)

Net Increase in Net Assets Resulting from Operations	$17,300

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$23,478	$18,254
Net realized gain	6,708	29,736
Net realized gain (loss) on Affiliate investments	(199)	170
Net change in unrealized appreciation (depreciation)	(12,817)	20,250
Net change in unrealized appreciation (depreciation) on Affiliate investments	130	(8)
Net increase resulting from operations	17,300	68,402

Distributions to Shareholders:
From net investment income
Institutional Class	(1,163)	(973)
Administrative Class	(22,065)	(17,598)
Advisor Class	(5,563)	(3,897)
From net realized capital gains
Institutional Class	0	(178)
Administrative Class	0	(3,924)
Advisor Class	0	(899)

Total Distributions	(28,791)	(27,469)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	217,564	395,699

Total Increase in Net Assets	206,073	436,632

Net Assets:
Beginning of year	1,572,598	1,135,966
End of year*	$1,778,671	$1,572,598

*Including undistributed net investment income of:	$9,943	$4,205

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Charter Communications, Inc.
3.830% due 09/06/2016	$597	$585
HCA, Inc.
2.546% due 11/17/2013	2,200	2,169

Total Bank Loan Obligations (Cost $2,766)		2,754

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 15.0%
Ally Financial, Inc.
3.649% due 02/11/2014	1,000	950
3.963% due 06/20/2014	1,200	1,128
4.500% due 02/11/2014	1,200	1,161
6.000% due 05/23/2012	500	502
7.000% due 02/01/2012	1,000	1,005
ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,062
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013	4,200	4,212
Banco Bradesco S.A.
2.561% due 05/16/2014	7,100	6,974
Banco do Brasil S.A.
4.500% due 01/22/2015	800	831
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,622
Banco Santander Chile
1.659% due 04/20/2012	2,300	2,301
2.875% due 11/13/2012	4,500	4,529
3.750% due 09/22/2015	2,900	2,906
Bank of America Corp.
6.000% due 09/01/2017	1,250	1,223
7.375% due 05/15/2014	1,500	1,556
Bank of Montreal
1.300% due 10/31/2014	6,300	6,294
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,336
Banque PSA Finance S.A.
2.481% due 04/04/2014	2,500	2,317
Bear Stearns Cos. LLC
0.619% due 02/01/2012	2,500	2,501
BNP Paribas S.A.
0.791% due 04/08/2013	5,200	4,891
BPCE S.A.
2.375% due 10/04/2013	400	388
BRFkredit A/S
0.653% due 04/15/2013	4,200	4,202
Citigroup, Inc.
1.307% due 02/15/2013	2,500	2,454
1.848% due 01/13/2014	2,600	2,530
5.500% due 04/11/2013	7,100	7,251
5.625% due 08/27/2012	2,800	2,843
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,097
Credit Agricole S.A.
1.862% due 01/21/2014	5,200	4,809
DanFin Funding Ltd.
1.103% due 07/16/2013	9,700	9,701
Dexia Credit Local
0.927% due 03/05/2013	9,100	8,617
Dexia Credit Local S.A.
0.908% due 04/29/2014	4,200	3,813
FIH Erhvervsbank A/S
0.912% due 06/13/2013	15,700	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon National Corp.
5.375% due 12/15/2015		$1,400	$1,419
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		300	313
7.000% due 10/01/2013		50	53
7.000% due 04/15/2015		1,100	1,185
7.800% due 06/01/2012		300	306
8.000% due 06/01/2014		100	109
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	521
Golden West Financial Corp.
4.750% due 10/01/2012		$600	616
Goldman Sachs Group, Inc.
1.884% due 02/04/2013	EUR	300	373
1.940% due 01/30/2017		7,900	8,301
4.500% due 05/09/2016		200	247
5.250% due 07/27/2021		$6,100	5,960
6.125% due 02/14/2017	GBP	200	318
Industrial Bank of Korea
3.750% due 09/29/2016		$2,200	2,218
ING Bank NV
1.596% due 03/15/2013		6,000	5,862
1.940% due 06/09/2014		1,500	1,438
3.900% due 03/19/2014		1,100	1,161
International Lease Finance Corp.
6.500% due 09/01/2014		11,200	11,508
6.625% due 11/15/2013		1,805	1,805
Intesa Sanpaolo SpA
2.906% due 02/24/2014		2,300	2,026
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,018
4.650% due 06/01/2014		1,000	1,057
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	1,200	1,588
3.875% due 01/21/2019		2,700	3,884
4.375% due 07/04/2018		2,300	3,388
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		$1,700	455
Lloyds TSB Bank PLC
2.766% due 01/24/2014		3,400	3,218
Merrill Lynch & Co., Inc.
5.571% due 10/04/2012		7,800	7,815
6.500% due 07/15/2018		100	97
6.875% due 11/15/2018		100	97
MetLife Institutional Funding II
1.481% due 04/04/2014		9,500	9,485
Metropolitan Life Global Funding I
0.796% due 03/15/2012		425	425
National Australia Bank Ltd.
1.111% due 04/11/2014		9,000	8,916
Nationwide Building Society
2.500% due 08/17/2012		1,200	1,213
PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	797
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,472
5.000% due 07/21/2020		5,000	5,350
Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,709
Royal Bank of Scotland Group PLC
1.181% due 10/14/2016		400	277
7.640% due 03/29/2049		4,500	2,436
SLM Corp.
1.756% due 06/17/2013	EUR	1,100	1,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.425% due 01/28/2014		$1,000	$974
1.595% due 02/23/2012		1,300	1,302
Wachovia Corp.
4.810% due 05/25/2012	AUD	5,200	5,297
Waha Aerospace BV
3.925% due 07/28/2020		$5,040	5,186
Wells Fargo & Co.
7.980% due 03/29/2049		11,500	12,377
Westpac Banking Corp.
2.250% due 11/19/2012		6,900	6,970

			267,599

INDUSTRIALS 6.6%
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		6,400	6,416
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,347
Caterpillar, Inc.
0.649% due 05/21/2013		6,000	6,010
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,063
9.500% due 02/15/2015		300	345
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,636
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,767
7.125% due 10/01/2012		8,000	8,378
Daimler Finance North America LLC
1.742% due 09/13/2013		1,600	1,580
7.300% due 01/15/2012		7,300	7,314
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,325
Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,360
EOG Resources, Inc.
1.182% due 02/03/2014		6,600	6,623
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,782
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,656
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		200	214
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,742
Hewlett-Packard Co.
0.786% due 05/24/2013		3,800	3,764
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,238
Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,279
6.250% due 06/01/2012		1,096	1,120
MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,614
Noble Group Ltd.
6.750% due 01/29/2020		5,000	4,350
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,363
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	167
Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,356
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,221

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner, Inc.
3.150% due 07/15/2015	$2,200	$2,291
Volkswagen International Finance NV
1.031% due 10/01/2012	5,500	5,496
WM Wrigley Jr. Co.
3.050% due 06/28/2013	500	509

		117,326

UTILITIES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,175
BP Capital Markets PLC
2.750% due 02/27/2012	4,900	4,914
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	798
Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,147
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,850	6,593
10.500% due 03/25/2014	3,800	4,281
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	4,000	4,221
NGPL PipeCo LLC
6.514% due 12/15/2012	4,000	4,042
NRG Energy, Inc.
8.250% due 09/01/2020	1,900	1,919
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,329
Qwest Corp.
3.796% due 06/15/2013	8,800	8,870
Shell International Finance BV
3.100% due 06/28/2015	5,500	5,903
Vodafone Group PLC
5.350% due 02/27/2012	3,054	3,075

		55,267

Total Corporate Bonds & Notes (Cost $445,593)		440,192

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.3%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,800

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	3,300	3,301

Total Municipal Bonds & Notes (Cost $9,100)		9,101

U.S. GOVERNMENT AGENCIES 49.4%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	1,211	1,171
0.604% due 04/25/2037	873	870
0.644% due 07/25/2037 - 03/25/2044	4,845	4,830
0.694% due 05/25/2031 - 11/25/2032	742	742
0.813% due 12/25/2022	130	130
1.034% due 03/25/2040	7,293	7,353
1.113% due 04/25/2023	141	142
1.163% due 02/25/2023	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.213% due 05/25/2022 - 06/17/2027	$79	$80
1.418% due 07/01/2042	123	123
1.420% due 06/01/2043	451	454
1.468% due 09/01/2041	360	366
1.618% due 09/01/2040	3	3
2.167% due 11/01/2035	103	107
2.275% due 09/01/2035	533	562
2.390% due 07/01/2035	161	170
4.000% due 03/01/2023 -01/01/2042	283,015	297,552
4.500% due 04/01/2013 -01/01/2042	152,091	162,089
4.527% due 12/01/2036	41	43
4.699% due 09/01/2034	32	34
5.000% due 05/01/2027 - 01/01/2042	136,046	147,076
5.500% due 07/01/2028 - 01/01/2042	48,402	52,756
6.000% due 03/01/2017 - 02/01/2042	40,995	45,130
6.292% due 12/25/2042	13	15
6.500% due 04/01/2036 - 11/01/2036	627	707
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	4,610	4,809
Federal Housing Administration
7.430% due 10/01/2020	6	6
Freddie Mac
0.334% due 12/25/2036	1,686	1,677
0.428% due 07/15/2019 - 08/15/2019	2,701	2,696
0.554% due 08/25/2031	218	212
0.578% due 05/15/2036	641	640
0.628% due 12/15/2030	62	62
0.678% due 06/15/2018	60	60
1.418% due 02/25/2045	447	428
2.494% due 07/01/2035	315	332
5.000% due 01/01/2036 - 12/01/2041	130,000	139,803
5.500% due 12/01/2022 - 07/01/2038	2,862	3,112
6.000% due 09/01/2016 - 01/01/2042	1,037	1,139
6.500% due 07/25/2043	94	107
Small Business Administration
5.600% due 09/01/2028	744	844

Total U.S. Government Agencies (Cost $872,172)		878,439

U.S. TREASURY OBLIGATIONS 5.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)(h)(i)	73,444	76,634
0.625% due 07/15/2021	6,027	6,451
U.S. Treasury Notes
0.250% due 12/15/2014 (e)	400	399
0.875% due 12/31/2016 (a)	15,000	15,033
1.375% due 11/30/2018	800	803

Total U.S. Treasury Obligations (Cost $99,422)		99,320

MORTGAGE-BACKED SECURITIES 5.3%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035	1,490	1,025
American Home Mortgage Investment Trust
2.294% due 02/25/2045	259	192
2.434% due 10/25/2034	584	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
0.574% due 07/25/2037		$1,965	$1,264
5.743% due 01/20/2047		925	587
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		764	692
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034		1,692	1,494
2.879% due 05/25/2033		829	695
6.500% due 10/25/2031		17	17
BCRR Trust
4.230% due 12/22/2035		2,771	2,774
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		3,446	2,956
2.723% due 04/25/2033		8	7
2.733% due 08/25/2035		606	334
2.819% due 01/25/2035		373	301
2.821% due 02/25/2033		2	2
2.827% due 07/25/2034		581	418
2.905% due 01/25/2034		43	39
3.016% due 03/25/2035		3,560	3,367
5.579% due 04/25/2033		15	14
Bear Stearns Alt-A Trust
0.454% due 02/25/2034		720	529
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	423
5.471% due 01/12/2045		1,200	1,357
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		1,434	844
3.618% due 12/26/2046		785	465
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035		343	295
2.700% due 08/25/2035		1,479	673
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		3,600	3,919
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		810	413
6.000% due 10/25/2033		27	26
Countrywide Home Loan Mortgage Pass-Through Trust
2.610% due 02/20/2036		724	429
2.745% due 02/20/2035		1,883	1,450
2.751% due 11/25/2034		1,120	809
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		2	1
Credit Suisse Mortgage Capital Certificates
0.348% due 02/15/2022		2,321	2,228
5.661% due 03/15/2039		400	431
CW Capital Cobalt Ltd.
5.334% due 04/15/2047		1,848	1,885
First Horizon Alternative Mortgage Securities
2.199% due 09/25/2034		2,166	1,842
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		613	472
GMAC Mortgage Corp. Loan Trust
2.789% due 11/19/2035		354	260
Gracechurch Mortgage Financing PLC
0.559% due 11/20/2056		9,479	9,444
Granite Master Issuer PLC
0.385% due 12/20/2054		956	914
0.425% due 12/20/2054		6,153	5,882
0.892% due 12/20/2054	GBP	998	1,468
Granite Mortgages PLC
1.354% due 01/20/2044		161	238
1.450% due 09/20/2044		1,142	1,693
1.959% due 01/20/2044	EUR	185	232

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$104	$96
0.374% due 01/25/2047 ^		96	91
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		2,081	1,660
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	215
5.444% due 03/10/2039		1,900	2,065
GS Mortgage Securities Corp.
1.142% due 03/06/2020		1,670	1,657
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,570	1,373
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		176	94
2.768% due 07/19/2035		962	626
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	1,200	1,548
Impac CMB Trust
1.294% due 07/25/2033		$285	260
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		473	328
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		600	651
5.882% due 02/15/2051		1,300	1,418
JPMorgan Mortgage Trust
5.024% due 02/25/2035		341	332
5.750% due 01/25/2036		73	67
MASTR Asset Securitization Trust
5.500% due 09/25/2033		25	26
Mellon Residential Funding Corp.
0.758% due 06/15/2030		218	191
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		544	354
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,852
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		427	323
1.270% due 10/25/2035		252	201
1.935% due 01/25/2029		34	32
2.420% due 10/25/2035		1,030	837
Morgan Stanley Capital
0.339% due 10/15/2020		656	653
5.809% due 12/12/2049		300	332
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		700	788
Opera Finance PLC
1.215% due 04/25/2017	GBP	1,008	1,389
Prime Mortgage Trust
0.694% due 02/25/2019		$3	3
0.694% due 02/25/2034		23	21
Residential Funding Mortgage Securities
3.033% due 09/25/2035		1,440	903
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		66	69
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/2035		391	221
2.480% due 02/25/2034		553	497
2.495% due 08/25/2034		770	673
2.532% due 08/25/2035		425	304
Structured Asset Mortgage Investments, Inc.
0.574% due 02/25/2036		248	121
0.945% due 09/19/2032		8	7
Structured Asset Securities Corp.
2.650% due 10/25/2035		442	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Commercial Mortgage Trust
1.178% due 07/15/2024		$1,551	$1,466
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		1,793	1,605
0.368% due 09/15/2021		4,761	4,528
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045		212	153
0.584% due 10/25/2045		3,390	2,448
0.938% due 01/25/2047		508	278
1.408% due 11/25/2042		86	67
1.414% due 05/25/2041		44	37
1.608% due 06/25/2042		51	37
1.608% due 08/25/2042		222	178
2.468% due 02/27/2034		38	37
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		683	643
2.666% due 03/25/2036		757	588
2.721% due 10/25/2035		1,430	1,235
2.948% due 01/25/2035		928	856
4.871% due 09/25/2035		661	638

Total Mortgage-Backed Securities (Cost $101,520)			93,719

ASSET-BACKED SECURITIES 2.5%
ACE Securities Corp.
0.354% due 10/25/2036		136	35
AMMC CDO
0.798% due 08/08/2017		3,426	3,322
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		13	10
Asset-Backed Securities Corp. Home Equity
0.569% due 09/25/2034		286	253
1.928% due 03/15/2032		184	133
Atrium CDO Corp.
0.852% due 06/27/2015		3,475	3,402
Babson CLO Ltd.
0.777% due 11/15/2016		1,811	1,763
Bear Stearns Asset-Backed Securities Trust
1.294% due 10/25/2037		3,220	1,786
Countrywide Asset-Backed Certificates
0.554% due 05/25/2036		1,878	1,602
0.774% due 12/25/2031		40	20
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		9	7
Dryden Leveraged Loan CDO
0.738% due 05/22/2017		2,934	2,805
1.110% due 12/22/2015		710	703
Equity One ABS, Inc.
0.854% due 11/25/2032		11	9
GE-WMC Mortgage Securities LLC
0.334% due 08/25/2036		18	5
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.660% due 08/07/2021		8,500	8,109
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		1,501	1,368
Landmark CDO Ltd.
0.873% due 01/15/2016		353	352
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		34	25
Panhandle-Plains Higher Education Authority, Inc.
1.711% due 10/01/2035		2,563	2,560
SLM Student Loan Trust
1.835% due 10/25/2023	EUR	5,500	6,383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.928% due 12/15/2017		$2,610	$2,619
3.500% due 08/17/2043		3,438	3,390
4.500% due 11/16/2043		1,115	1,058
South Carolina Student Loan Corp.
1.277% due 03/02/2020		2,000	1,990
Structured Asset Investment Loan Trust
0.654% due 10/25/2035		808	559

Total Asset-Backed Securities (Cost $46,991)			44,268

SOVEREIGN ISSUES 3.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	128	69
10.000% due 01/01/2014		585	311
10.000% due 01/01/2017		4,500	2,319
Canada Government Bond
2.000% due 06/01/2016	CAD	11,000	11,147
2.750% due 09/01/2016		800	837
3.250% due 06/01/2021		3,900	4,256
3.750% due 06/01/2019		400	449
Canada Housing Trust No. 1
3.750% due 03/15/2020		5,900	6,447
3.800% due 06/15/2021		200	220
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	3,000	2,312
Hydro Quebec
2.000% due 06/30/2016		$12,800	13,084
Korea Development Bank
3.250% due 03/09/2016		5,300	5,248
8.000% due 01/23/2014		1,700	1,872
Korea Government Bond
4.875% due 09/22/2014		600	648
5.125% due 12/07/2016		500	560
5.750% due 04/16/2014		500	545
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	100	102
Province of Ontario Canada
3.150% due 06/02/2022		8,100	8,118
4.000% due 06/02/2021		1,200	1,295
4.200% due 06/02/2020		100	110
Province of Quebec Canada
4.250% due 12/01/2021		100	109
4.500% due 12/01/2017		600	668
4.500% due 12/01/2018		200	223
Societe Financement de l’Economie Francaise
0.603% due 07/16/2012		$1,000	1,002
2.125% due 05/20/2012	EUR	700	908

Total Sovereign Issues (Cost $62,605)			62,859

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,875

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	2

Total Convertible Preferred Securities (Cost $6,010)			7,877

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.700% due 12/31/2049		420	3,155

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
Farm Credit Bank
10.000% due 12/31/2049	1,900	$2,224

Total Preferred Securities (Cost $6,419)		5,379

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.5%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.950% due 01/24/2013	$1,200	1,209
Banco do Brasil S.A.
0.000% due 02/15/2012	7,900	7,885
Bank of Nova Scotia
0.700% due 10/18/2012	4,600	4,609
Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	6,699
Itau Unibanco Holding S.A.
0.000% due 01/11/2012	3,300	3,299
0.000% due 02/06/2012	6,000	5,991

		29,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.3%
Vodafone Group PLC
0.880% due 01/19/2012	$4,800	$4,798

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.060% due 01/03/2012	2,000	2,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $2,072. Repurchase proceeds are $2,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	3,388	3,388
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $3,460. Repurchase proceeds are $3,388.)

		5,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.024% due 02/09/2012 - 06/07/2012 (b)(f)	$950	$950

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 27.1%
	48,076,488	481,486

Total Short-Term Instruments (Cost $522,738)		522,314

Total Investments 121.8% (Cost $2,175,336)		$2,166,222

Written Options (k) (0.0%) (Premiums $2,996)		(245)

Other Assets and Liabilities (Net) (21.8%)		(387,306)

Net Assets 100.0%		$1,778,671

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $344 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(f)	Securities with an aggregate market value of $3,631 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $11,203 at a weighted average interest rate of (0.095%). On December 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $3,761 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	14	$7
90-Day Eurodollar June Futures	Long	06/2013	478	506
90-Day Eurodollar June Futures	Long	06/2014	67	7
90-Day Eurodollar March Futures	Long	03/2013	2,716	(1,651)
90-Day Eurodollar March Futures	Long	03/2014	38	115
90-Day Eurodollar September Futures	Long	09/2013	129	164
U.S. Treasury 5-Year Note March Futures	Long	03/2012	346	38
U.S. Treasury 10-Year Note March Futures	Long	03/2012	531	619

				$(195)

(i)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $91 have been pledged as collateral for centrally cleared swaps as of December 31, 2011. On December 31, 2011, there were no open centrally cleared swap agreements.
(j)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	1,000	$27	$28	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.640%	$	1,100	$(27)	$(14)	$(13)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		5,100	(62)	(39)	(23)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(12)	(16)	4
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		27,000	(541)	(52)	(489)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		1,000	(12)	(10)	(2)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.422%		1,300	(22)	(6)	(16)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		400	(5)	(4)	(1)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		500	(6)	(5)	(1)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	5.563%	EUR	4,500	(559)	150	(709)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	5.563%		3,400	(422)	106	(528)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.090%	$	2,600	(8)	1	(9)
Export-Import Bank of China	DUB	1.000%	12/20/2016	2.229%		2,300	(128)	(186)	58
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	1.865%		1,000	(40)	(64)	24
France Government Bond	CBK	0.250%	12/20/2015	1.997%		500	(33)	(13)	(20)
France Government Bond	CBK	0.250%	09/20/2016	2.128%		2,100	(172)	(121)	(51)
France Government Bond	DUB	0.250%	09/20/2016	2.128%		400	(33)	(25)	(8)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		5,100	(417)	(195)	(222)
France Government Bond	JPM	0.250%	09/20/2016	2.128%		3,300	(270)	(209)	(61)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		8,400	(687)	(294)	(393)
France Government Bond	UAG	0.250%	09/20/2016	2.128%		2,800	(229)	(176)	(53)
General Electric Capital Corp.	BPS	1.250%	03/20/2013	1.612%		700	(3)	0	(3)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	1.936%		2,200	91	0	91
General Electric Capital Corp.	CBK	4.320%	12/20/2013	1.936%		1,600	76	0	76
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.936%		2,400	110	0	110
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.936%		1,900	112	0	112
General Electric Capital Corp.	DUB	1.000%	03/20/2016	2.368%		100	(5)	(6)	1
General Electric Capital Corp.	JPM	1.000%	03/20/2014	1.952%		1,000	(20)	(29)	9
General Electric Capital Corp.	MYC	1.000%	06/20/2016	2.404%		200	(12)	(1)	(11)
Germany Government Bond	CBK	0.250%	09/20/2016	0.956%		13,300	(425)	(287)	(138)
Germany Government Bond	MYC	0.250%	09/20/2016	0.956%		16,400	(525)	(473)	(52)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		1,400	(11)	24	(35)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		5,900	(58)	82	(140)
Japan Government International Bond	BRC	1.000%	06/20/2015	1.133%		2,400	(10)	37	(47)
Japan Government International Bond	BRC	1.000%	12/20/2015	1.219%		1,400	(11)	25	(36)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.254%		4,400	(44)	59	(103)
Japan Government International Bond	DUB	1.000%	09/20/2015	1.180%		9,000	(55)	149	(204)
Japan Government International Bond	GST	1.000%	03/20/2015	1.080%		3,700	(7)	36	(43)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		1,200	(12)	10	(22)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.219%		1,500	(12)	26	(38)
Japan Government International Bond	UAG	1.000%	12/20/2015	1.219%		1,400	(12)	22	(34)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.281%		5,100	(49)	(39)	(10)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		3,400	(48)	(19)	(29)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		7,900	(136)	19	(155)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		1,900	2	(17)	19
Republic of Italy Government Bond	BPS	1.000%	06/20/2016	4.846%		6,200	(883)	(129)	(754)
Rio Tinto Finance USA Ltd.	DUB	1.000%	12/20/2012	0.724%		5,000	15	17	(2)
SLM Corp.	BOA	5.000%	03/20/2016	6.047%		9,000	(311)	16	(327)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		300	(30)	(20)	(10)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		1,200	(127)	(74)	(53)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		200	(20)	(13)	(7)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.480%	EUR	6,500	(87)	(124)	37
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.648%	$	1,400	17	9	8
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.828%		1,200	9	16	(7)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		900	6	17	(11)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.648%		300	4	2	2
United Kingdom Gilt	GST	1.000%	03/20/2016	0.828%		2,300	17	38	(21)
United Kingdom Gilt	GST	1.000%	09/20/2016	0.911%		4,400	20	76	(56)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		1,600	18	8	10
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		200	1	3	(2)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.911%		22,100	98	205	(107)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		2,000	12	35	(23)

							$(5,990)	$(1,472)	$(4,518)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$123	$190	$(67)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	64	99	(35)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		12,200	893	1,439	(546)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	446	678	(232)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	36	56	(20)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	608	966	(358)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	145	235	(90)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		700	56	90	(34)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	16	25	(9)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		800	64	104	(40)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		3,700	297	481	(184)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		800	68	96	(28)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	6	0	6
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		1,043	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.700%	12/20/2012		8,198	59	0	59
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		386	5	0	5
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	29,000	(1,036)	(783)	(253)

						$1,884	$3,726	$(1,842)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS	$	62,200	$899	$(17)	$916
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	2,400	1	(2)	3
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		3,200	2	(2)	4
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		3,200	5	0	5
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		10,900	75	(19)	94
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		1,600	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		1,000	16	0	16
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		2,600	40	(2)	42
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		7,100	119	1	118
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		3,400	58	1	57
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		14,800	239	32	207
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		2,600	34	3	31
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		2,400	31	3	28
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		2,200	39	3	36
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	119	0	119
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		1,100	21	3	18
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	47	8	39
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		11,300	252	11	241
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		8,900	178	28	150
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		23,500	500	23	477

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	2,900	$2	$(8)	$10
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		6,500	7	(12)	19
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,600	4	(1)	5
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		77,100	261	(47)	308
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		1,700	6	0	6
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		12,400	143	7	136
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,300	38	(0)	38
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		2,500	51	11	40
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		1,100	25	0	25
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	60	(1)	61
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		1,200	30	3	27
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	18	3	15
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		600	18	4	14
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		11,800	307	0	307
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		600	19	4	15

							$3,678	$37	$3,641

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	170	$139	$(14)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	79,400,000	$407	$(108)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400,000	129	(6)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800,000	12	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		3,000,000	14	(11)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		20,800,000	58	(73)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000,000	537	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500,000	254	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500,000	49	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300,000	168	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500,000	244	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300,000	90	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300,000	88	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200,000	178	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600,000	239	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800,000	292	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900,000	98	(1)

								$2,857	$(231)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182
Sales	3,635	845,200		29,000	4,884
Closing Buys	(3,673)	(696,400)		(44,600)	(4,254)
Expirations	0	(1,200)		0	(5)
Exercised	(52)	(143,100)		0	(811)

Balance at 12/31/2011	170	$334,300	EUR	0	$2,996

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.500%	12/01/2042	$130,000	$138,913	$(139,709)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	600	01/2012	FBL	$0	$(9)	$(9)
Sell		400	01/2012	HUS	0	(6)	(6)
Sell		2,434	02/2012	CBK	4	(27)	(23)
Sell		5,018	02/2012	JPM	0	(173)	(173)
Buy	BRL	1,523	01/2012	HUS	5	0	5
Sell		1,523	01/2012	HUS	3	0	3
Buy		24,917	01/2012	JPM	75	0	75
Sell		24,917	01/2012	JPM	0	(16)	(16)
Buy		39,578	01/2012	MSC	14	(923)	(909)
Sell		39,578	01/2012	MSC	13	(114)	(101)
Buy		4,036	01/2012	UAG	12	0	12
Sell		4,036	01/2012	UAG	12	(6)	6
Buy		24,917	03/2012	JPM	8	0	8
Buy	CAD	3,052	02/2012	BRC	23	0	23
Sell		2,139	02/2012	BRC	3	(16)	(13)
Sell		3,827	02/2012	CBK	0	(43)	(43)
Sell		30,682	02/2012	DUB	0	(58)	(58)
Sell		309	02/2012	GST	0	(3)	(3)
Sell		6,928	02/2012	JPM	7	(36)	(29)
Buy		11,135	02/2012	MSC	120	0	120
Sell		1,028	02/2012	MSC	0	(7)	(7)
Sell		2,775	02/2012	RBC	0	(24)	(24)
Sell		412	02/2012	UAG	0	(5)	(5)
Buy	CNY	20,903	02/2012	BRC	30	0	30
Buy		6,426	02/2012	HUS	14	0	14
Sell		1,279	02/2012	JPM	0	(2)	(2)
Buy		58,210	06/2012	BRC	17	0	17
Sell		2,562	06/2012	BRC	0	(3)	(3)
Buy		5,726	06/2012	CBK	3	(3)	0
Buy		4,466	06/2012	DUB	0	(5)	(5)
Buy		26,827	06/2012	HUS	16	0	16
Buy		44,703	06/2012	JPM	36	(10)	26
Sell		9,599	06/2012	JPM	0	(9)	(9)
Buy		7,647	06/2012	MSC	2	0	2
Sell		1,929	06/2012	UAG	0	(3)	(3)
Buy		5,050	02/2013	CBK	0	(9)	(9)
Buy		1,893	02/2013	GST	0	(4)	(4)
Buy	EUR	1,864	01/2012	BRC	0	(98)	(98)
Sell		19,414	01/2012	BRC	1,437	0	1,437
Buy		13,338	01/2012	CBK	0	(158)	(158)
Sell		4,700	01/2012	CBK	63	0	63
Sell		23,102	01/2012	DUB	1,490	0	1,490
Sell		34,700	01/2012	FBL	1,446	0	1,446
Buy		34,700	01/2012	GST	0	(616)	(616)
Sell		6,300	01/2012	GST	218	0	218
Buy		1,106	01/2012	JPM	0	(8)	(8)
Sell		3,600	01/2012	JPM	202	0	202
Buy		881	01/2012	MSC	0	(88)	(88)
Sell		500	01/2012	MSC	7	0	7
Sell		1,500	01/2012	RBC	40	0	40
Buy		7,289	01/2012	UAG	0	(72)	(72)
Sell		3,663	01/2012	UAG	164	0	164
Sell		34,700	02/2012	GST	618	0	618
Sell	GBP	1,409	01/2012	BRC	21	0	21
Sell		73	01/2012	DUB	0	0	0
Sell		5,644	01/2012	GST	66	0	66
Buy		7,126	01/2012	RBC	0	(93)	(93)
Sell		287	02/2012	CBK	0	(1)	(1)
Sell		7,126	02/2012	RBC	93	0	93
Sell	IDR	10,003,000	01/2012	BRC	28	0	28
Buy		27,250,071	01/2012	CBK	0	(56)	(56)
Sell		11,257,975	01/2012	MSC	24	0	24
Sell		6,943,000	01/2012	UAG	15	0	15
Sell		2,175,000	07/2012	BRC	3	0	3
Sell		312,796	07/2012	GST	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	22,631,700	07/2012	HUS	$0	$(106)	$(106)
Sell		19,190,000	07/2012	HUS	26	0	26
Buy	MXN	8,896	03/2012	HUS	0	(24)	(24)
Sell		9,304	03/2012	UAG	37	0	37
Sell	MYR	6,950	04/2012	CBK	65	0	65
Buy		6,950	04/2012	UAG	0	(108)	(108)
Sell	PHP	170,928	03/2012	BRC	97	0	97
Buy		223,269	03/2012	CBK	0	(12)	(12)
Sell		8,000	03/2012	CBK	0	(2)	(2)
Sell		12,855	03/2012	GST	7	0	7
Buy		26,505	03/2012	HUS	0	(5)	(5)
Sell		70,549	03/2012	JPM	3	(12)	(9)
Buy		12,558	03/2012	MSC	0	(2)	(2)
Sell	SGD	3,024	02/2012	CBK	36	0	36
Sell	TWD	11,607	01/2012	BRC	0	(4)	(4)
Buy		26,872	01/2012	CBK	0	(49)	(49)
Sell		15,265	01/2012	MSC	0	(4)	(4)
Sell	ZAR	540	01/2012	BRC	0	0	0
Buy		3,040	01/2012	JPM	0	(42)	(42)
Sell		2,500	01/2012	JPM	2	0	2

					$6,625	$(3,074)	$3,551

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$2,754	$0	$2,754
Corporate Bonds & Notes
Banking & Finance	0	267,599	0	267,599
Industrials	0	117,326	0	117,326
Utilities	0	55,267	0	55,267
Municipal Bonds & Notes
Illinois	0	5,800	0	5,800
New Jersey	0	3,301	0	3,301
U.S. Government Agencies	0	878,433	6	878,439
U.S. Treasury Obligations	0	99,320	0	99,320
Mortgage-Backed Securities	0	93,719	0	93,719
Asset-Backed Securities	0	44,268	0	44,268
Sovereign Issues	0	62,859	0	62,859
Convertible Preferred Securities
Banking & Finance	7,875	0	0	7,875
Industrials	0	0	2	2
Preferred Securities
Banking & Finance	0	2,224	3,155	5,379
Short-Term Instruments
Certificates of Deposit	0	29,692	0	29,692
Commercial Paper	0	4,798	0	4,798
Repurchase Agreements	0	5,388	0	5,388

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
U.S. Treasury Bills	$0	$950	$0	$950
PIMCO Short-Term Floating NAV Portfolio	481,486	0	0	481,486
	$489,361	$1,673,698	$3,163	$2,166,222

Short Sales, at value	$0	$(139,709)	$0	$(139,709)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	636	0	636
Foreign Exchange Contracts	0	6,625	0	6,625
Interest Rate Contracts	1,456	3,641	0	5,097
	$1,456	$10,902	$0	$12,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,997)	0	(6,997)
Foreign Exchange Contracts	0	(3,074)	0	(3,074)
Interest Rate Contracts	(1,651)	(245)	0	(1,896)
	$(1,651)	$(10,316)	$0	$(11,967)

Totals	$489,166	$1,534,575	$3,163	$2,026,904

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
U.S. Government Agencies	$17,647	$0	$(13,165)	$1	$5	$327	$0	$(4,809)	$6	$0
Asset-Backed Securities	14,740	0	(8,212)	33	153	362	0	(7,076)	0	0
Convertible Preferred Securities	0	0	0	0	0	0	2	0	2	0
Preferred Securities
Banking & Finance	3,206	0	0	0	0	(51)	0	0	3,155	(52)

	35,593	0	(21,377)	34	158	638	2	(11,885)	3,163	(52)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(590)	$0	$0	$0	$384	$206	$0	$0	$0	$0

Totals	$35,003	$0	$(21,377)	$34	$542	$844	$2	$(11,885)	$3,163	$(52)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$591	$591
Unrealized appreciation on foreign currency contracts	0	0	0	6,625	0	6,625
Unrealized appreciation on OTC swap agreements	0	636	0	0	3,641	4,277

	$0	$636	$0	$6,625	$4,232	$11,493

Liabilities:
Written options outstanding	$0	$0	$0	$0	$245	$245
Unrealized depreciation on foreign currency contracts	0	0	0	3,074	0	3,074
Unrealized depreciation on OTC swap agreements	0	6,997	0	0	0	6,997

	$0	$6,997	$0	$3,074	$245	$10,316

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$4,651	$0	$5	$5,557	$10,213
Net realized gain on foreign currency transactions	0	0	0	1,879	0	1,879

	$0	$4,651	$0	$1,884	$5,557	$12,092

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(8,866)	$0	$0	$3,607	$(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,549	0	1,549

	$0	$(8,866)	$0	$1,549	$3,607	$(3,710)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(195) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(60)	$0	$(60)
BPS	(745)	950	205
BRC	2,814	(2,640)	174
CBK	(1,302)	1,349	47
DUB	634	(690)	(56)
FBF	(244)	341	97
FBL	1,437	(1,430)	7
GLM	138	0	138
GST	332	(330)	2
HUS	428	(570)	(142)
JPM	9	0	9
MSC	(958)	686	(272)
MYC	291	(630)	(339)
RBC	50	0	50
RYL	3	0	3
UAG	92	0	92

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or

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default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(h) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or

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Notes to Financial Statements (Cont.)

receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

26	PIMCO VARIABLE INSURANCE TRUST

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recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular

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Notes to Financial Statements (Cont.)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$32,376	$246,793

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$319,715	$1,255,840	$(1,094,000)		$(199)	$130	$481,486	$1,440

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,975,700	$5,568,351	$499,803	$635,160

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,045	$21,403	760	$7,884
Administrative Class	36,426	381,598	57,827	597,893
Advisor Class	19,540	204,573	15,797	163,102
Issued as reinvestment of distributions
Institutional Class	111	1,163	111	1,151
Administrative Class	2,109	22,064	2,070	21,522
Advisor Class	532	5,563	462	4,796
Cost of shares redeemed
Institutional Class	(1,385)	(14,518)	(1,412)	(14,561)
Administrative Class	(29,366)	(306,883)	(29,346)	(303,093)
Advisor Class	(9,367)	(97,399)	(7,978)	(82,995)
Net increase resulting from Portfolio share transactions	20,645	$217,564	38,291	$395,699

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,206	$—	$(9,837)		$(373)	$(38,225)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$24,387	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$13,292	$546

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,175,738	$16,758	$(26,274)	$(9,516)

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$28,791	$—	$—
12/31/2010	$27,469	$—	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	USD	United States Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corporation
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

4.20%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT51AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Low Duration Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	40.6%
Short-Term Instruments	24.1%
Corporate Bonds & Notes	20.3%
U.S. Treasury Obligations	4.6%
Mortgage-Backed Securities	4.3%
Other	6.1%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Low Duration Portfolio Advisor Class	1.01%	5.13%	5.11%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.55%	3.69%	3.82%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$992.40	$1,021.37
Expenses Paid During Period*	$3.82	$3.87
Net Annualized Expense Ratio	0.76%	0.76%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Interest rate exposure in Canada added to returns as yields in that region fell during the reporting period.

»	Allocations to investment grade corporate securities slightly added to returns as the sector outperformed like duration U.S. Treasuries during the reporting period.

»	Allocations to mortgage-backed securities added to performance as the sector outperformed short maturity U.S. Treasuries during the reporting period.

»	Exposure to a basket of emerging market (EM) currencies, including the Brazilian real, detracted from performance as these currencies depreciated versus the U.S. dollar.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early half of the reporting period detracted from returns as the two-year U.S. Treasury yield fell. However, an overweight to U.S. duration during the latter half of the reporting period partially mitigated this negative impact.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$10.44	$10.11	$9.68	$10.30	$10.06
Net investment income (a)	0.13	0.13	0.22	0.40	0.47
Net realized/unrealized gain (loss)	(0.02)	0.39	1.03	(0.46)	0.25
Total income (loss) from investment operations	0.11	0.52	1.25	(0.06)	0.72
Dividends from net investment income	(0.17)	(0.16)	(0.35)	(0.40)	(0.48)
Distributions from net realized capital gains	0.00	(0.03)	(0.47)	(0.16)	0.00
Total distributions	(0.17)	(0.19)	(0.82)	(0.56)	(0.48)
Net asset value end of year	$10.38	$10.44	$10.11	$9.68	$10.30
Total return	1.01%	5.18%	13.21%	(0.52)%	7.33%
Net assets end of year (000s)	$388,854	$279,176	$186,668	$2,154	$308
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.84%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.65%
Ratio of net investment income to average net assets	1.27%	1.23%	2.08%	4.06%	4.69%
Portfolio turnover rate	456%*	351%*	662%	293%	72%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$1,679,348
Investments in Affiliates, at value	481,486
Repurchase agreements, at value	5,388
Cash	150
Foreign currency, at value	213
Receivable for investments sold	249,347
Receivable for Portfolio shares sold	3,065
Interest and dividends receivable	7,342
Dividends receivable from Affiliates	112
Variation margin receivable on financial derivative instruments	591
OTC swap premiums paid	5,878
Unrealized appreciation on foreign currency contracts	6,625
Unrealized appreciation on OTC swap agreements	4,277
2,443,822

Liabilities:
Payable for investments purchased	$501,711
Payable for investments in Affiliates purchased	112
Payable for short sales	139,709
Deposits from counterparty	7,485
Payable for Portfolio shares redeemed	1,209
Written options outstanding	245
Accrued investment advisory fees	400
Accrued supervisory and administrative fees	400
Accrued distribution fees	79
Accrued servicing fees	168
OTC swap premiums received	3,559
Unrealized depreciation on foreign currency contracts	3,074
Unrealized depreciation on OTC swap agreements	6,997
Other liabilities	3
665,151

Net Assets	$1,778,671

Net Assets Consist of:
Paid in capital	$1,812,901
Undistributed net investment income	9,943
Accumulated undistributed net realized (loss)	(37,618)
Net unrealized (depreciation)	(6,555)
$1,778,671

Net Assets:
Institutional Class	$63,047
Administrative Class	1,326,770
Advisor Class	388,854

Shares Issued and Outstanding:
Institutional Class	6,072
Administrative Class	127,777
Advisor Class	37,450

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.38
Administrative Class	10.38
Advisor Class	10.38

Cost of Investments	$1,688,520
Cost of Investments in Affiliates	$481,428
Cost of Repurchase Agreements	$5,388
Cost of Foreign Currency Held	$215
Proceeds Received on Short Sales	$138,913
Premiums Received on Written Options	$2,996

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$32,745
Dividends	852
Dividends from Affiliate investments	1,440
Total Income	35,037

Expenses:
Investment advisory fees	4,331
Supervisory and administrative fees	4,331
Servicing fees – Administrative Class	1,973
Distribution and/or servicing fees – Advisor Class	885
Trustees’ fees	26
Interest expense	12
Miscellaneous expense	1
Total Expenses	11,559

Net Investment Income	23,478

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(5,344)
Net realized (loss) on Affiliate investments	(199)
Net realized gain on futures contracts, written options and swaps	10,213
Net realized gain on foreign currency transactions	1,839
Net change in unrealized (depreciation) on investments	(9,051)
Net change in unrealized appreciation on Affiliate investments	130
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,493
Net (Loss)	(6,178)

Net Increase in Net Assets Resulting from Operations	$17,300

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$23,478	$18,254
Net realized gain	6,708	29,736
Net realized gain (loss) on Affiliate investments	(199)	170
Net change in unrealized appreciation (depreciation)	(12,817)	20,250
Net change in unrealized appreciation (depreciation) on Affiliate investments	130	(8)
Net increase resulting from operations	17,300	68,402

Distributions to Shareholders:
From net investment income
Institutional Class	(1,163)	(973)
Administrative Class	(22,065)	(17,598)
Advisor Class	(5,563)	(3,897)
From net realized capital gains
Institutional Class	0	(178)
Administrative Class	0	(3,924)
Advisor Class	0	(899)

Total Distributions	(28,791)	(27,469)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	217,564	395,699

Total Increase in Net Assets	206,073	436,632

Net Assets:
Beginning of year	1,572,598	1,135,966
End of year*	$1,778,671	$1,572,598

*Including undistributed net investment income of:	$9,943	$4,205

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Charter Communications, Inc.
3.830% due 09/06/2016	$597	$585
HCA, Inc.
2.546% due 11/17/2013	2,200	2,169

Total Bank Loan Obligations (Cost $2,766)		2,754

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 15.0%
Ally Financial, Inc.
3.649% due 02/11/2014	1,000	950
3.963% due 06/20/2014	1,200	1,128
4.500% due 02/11/2014	1,200	1,161
6.000% due 05/23/2012	500	502
7.000% due 02/01/2012	1,000	1,005
ANZ National International Ltd.
6.200% due 07/19/2013	1,000	1,062
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013	4,200	4,212
Banco Bradesco S.A.
2.561% due 05/16/2014	7,100	6,974
Banco do Brasil S.A.
4.500% due 01/22/2015	800	831
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	1,600	1,622
Banco Santander Chile
1.659% due 04/20/2012	2,300	2,301
2.875% due 11/13/2012	4,500	4,529
3.750% due 09/22/2015	2,900	2,906
Bank of America Corp.
6.000% due 09/01/2017	1,250	1,223
7.375% due 05/15/2014	1,500	1,556
Bank of Montreal
1.300% due 10/31/2014	6,300	6,294
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015	2,200	2,336
Banque PSA Finance S.A.
2.481% due 04/04/2014	2,500	2,317
Bear Stearns Cos. LLC
0.619% due 02/01/2012	2,500	2,501
BNP Paribas S.A.
0.791% due 04/08/2013	5,200	4,891
BPCE S.A.
2.375% due 10/04/2013	400	388
BRFkredit A/S
0.653% due 04/15/2013	4,200	4,202
Citigroup, Inc.
1.307% due 02/15/2013	2,500	2,454
1.848% due 01/13/2014	2,600	2,530
5.500% due 04/11/2013	7,100	7,251
5.625% due 08/27/2012	2,800	2,843
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.200% due 05/13/2014	2,000	2,097
Credit Agricole S.A.
1.862% due 01/21/2014	5,200	4,809
DanFin Funding Ltd.
1.103% due 07/16/2013	9,700	9,701
Dexia Credit Local
0.927% due 03/05/2013	9,100	8,617
Dexia Credit Local S.A.
0.908% due 04/29/2014	4,200	3,813
FIH Erhvervsbank A/S
0.912% due 06/13/2013	15,700	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon National Corp.
5.375% due 12/15/2015		$1,400	$1,419
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		300	313
7.000% due 10/01/2013		50	53
7.000% due 04/15/2015		1,100	1,185
7.800% due 06/01/2012		300	306
8.000% due 06/01/2014		100	109
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	521
Golden West Financial Corp.
4.750% due 10/01/2012		$600	616
Goldman Sachs Group, Inc.
1.884% due 02/04/2013	EUR	300	373
1.940% due 01/30/2017		7,900	8,301
4.500% due 05/09/2016		200	247
5.250% due 07/27/2021		$6,100	5,960
6.125% due 02/14/2017	GBP	200	318
Industrial Bank of Korea
3.750% due 09/29/2016		$2,200	2,218
ING Bank NV
1.596% due 03/15/2013		6,000	5,862
1.940% due 06/09/2014		1,500	1,438
3.900% due 03/19/2014		1,100	1,161
International Lease Finance Corp.
6.500% due 09/01/2014		11,200	11,508
6.625% due 11/15/2013		1,805	1,805
Intesa Sanpaolo SpA
2.906% due 02/24/2014		2,300	2,026
JPMorgan Chase & Co.
3.150% due 07/05/2016		3,000	3,018
4.650% due 06/01/2014		1,000	1,057
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	1,200	1,588
3.875% due 01/21/2019		2,700	3,884
4.375% due 07/04/2018		2,300	3,388
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 ^		$1,700	455
Lloyds TSB Bank PLC
2.766% due 01/24/2014		3,400	3,218
Merrill Lynch & Co., Inc.
5.571% due 10/04/2012		7,800	7,815
6.500% due 07/15/2018		100	97
6.875% due 11/15/2018		100	97
MetLife Institutional Funding II
1.481% due 04/04/2014		9,500	9,485
Metropolitan Life Global Funding I
0.796% due 03/15/2012		425	425
National Australia Bank Ltd.
1.111% due 04/11/2014		9,000	8,916
Nationwide Building Society
2.500% due 08/17/2012		1,200	1,213
PNC Preferred Funding Trust I
6.517% due 03/29/2049		1,100	797
Qatari Diar Finance QSC
3.500% due 07/21/2015		4,300	4,472
5.000% due 07/21/2020		5,000	5,350
Regions Financial Corp.
6.375% due 05/15/2012		15,515	15,709
Royal Bank of Scotland Group PLC
1.181% due 10/14/2016		400	277
7.640% due 03/29/2049		4,500	2,436
SLM Corp.
1.756% due 06/17/2013	EUR	1,100	1,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.425% due 01/28/2014		$1,000	$974
1.595% due 02/23/2012		1,300	1,302
Wachovia Corp.
4.810% due 05/25/2012	AUD	5,200	5,297
Waha Aerospace BV
3.925% due 07/28/2020		$5,040	5,186
Wells Fargo & Co.
7.980% due 03/29/2049		11,500	12,377
Westpac Banking Corp.
2.250% due 11/19/2012		6,900	6,970

			267,599

INDUSTRIALS 6.6%
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		6,400	6,416
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		5,015	5,347
Caterpillar, Inc.
0.649% due 05/21/2013		6,000	6,010
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,063
9.500% due 02/15/2015		300	345
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		6,100	6,636
COX Communications, Inc.
4.625% due 06/01/2013		1,675	1,767
7.125% due 10/01/2012		8,000	8,378
Daimler Finance North America LLC
1.742% due 09/13/2013		1,600	1,580
7.300% due 01/15/2012		7,300	7,314
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		8,869	9,325
Dow Chemical Co.
6.000% due 10/01/2012		2,272	2,360
EOG Resources, Inc.
1.182% due 02/03/2014		6,600	6,623
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		1,700	1,782
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		2,500	2,656
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		200	214
General Mills, Inc.
5.250% due 08/15/2013		3,500	3,742
Hewlett-Packard Co.
0.786% due 05/24/2013		3,800	3,764
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		5,000	5,238
Kraft Foods, Inc.
2.625% due 05/08/2013		8,100	8,279
6.250% due 06/01/2012		1,096	1,120
MeadWestvaco Corp.
6.850% due 04/01/2012		1,600	1,614
Noble Group Ltd.
6.750% due 01/29/2020		5,000	4,350
Pearson Dollar Finance PLC
5.500% due 05/06/2013		7,000	7,363
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	167
Reynolds American, Inc.
7.250% due 06/01/2012		$2,300	2,356
Time Warner Cable, Inc.
6.200% due 07/01/2013		3,000	3,221

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner, Inc.
3.150% due 07/15/2015	$2,200	$2,291
Volkswagen International Finance NV
1.031% due 10/01/2012	5,500	5,496
WM Wrigley Jr. Co.
3.050% due 06/28/2013	500	509

		117,326

UTILITIES 3.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	4,800	5,175
BP Capital Markets PLC
2.750% due 02/27/2012	4,900	4,914
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	798
Dominion Resources, Inc.
5.000% due 03/15/2013	3,000	3,147
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,850	6,593
10.500% due 03/25/2014	3,800	4,281
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	4,000	4,221
NGPL PipeCo LLC
6.514% due 12/15/2012	4,000	4,042
NRG Energy, Inc.
8.250% due 09/01/2020	1,900	1,919
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,329
Qwest Corp.
3.796% due 06/15/2013	8,800	8,870
Shell International Finance BV
3.100% due 06/28/2015	5,500	5,903
Vodafone Group PLC
5.350% due 02/27/2012	3,054	3,075

		55,267

Total Corporate Bonds & Notes (Cost $445,593)		440,192

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.3%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	5,800	5,800

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	3,300	3,301

Total Municipal Bonds & Notes (Cost $9,100)		9,101

U.S. GOVERNMENT AGENCIES 49.4%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	1,211	1,171
0.604% due 04/25/2037	873	870
0.644% due 07/25/2037 - 03/25/2044	4,845	4,830
0.694% due 05/25/2031 - 11/25/2032	742	742
0.813% due 12/25/2022	130	130
1.034% due 03/25/2040	7,293	7,353
1.113% due 04/25/2023	141	142
1.163% due 02/25/2023	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.213% due 05/25/2022 - 06/17/2027	$79	$80
1.418% due 07/01/2042	123	123
1.420% due 06/01/2043	451	454
1.468% due 09/01/2041	360	366
1.618% due 09/01/2040	3	3
2.167% due 11/01/2035	103	107
2.275% due 09/01/2035	533	562
2.390% due 07/01/2035	161	170
4.000% due 03/01/2023 -01/01/2042	283,015	297,552
4.500% due 04/01/2013 -01/01/2042	152,091	162,089
4.527% due 12/01/2036	41	43
4.699% due 09/01/2034	32	34
5.000% due 05/01/2027 - 01/01/2042	136,046	147,076
5.500% due 07/01/2028 - 01/01/2042	48,402	52,756
6.000% due 03/01/2017 - 02/01/2042	40,995	45,130
6.292% due 12/25/2042	13	15
6.500% due 04/01/2036 - 11/01/2036	627	707
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	4,610	4,809
Federal Housing Administration
7.430% due 10/01/2020	6	6
Freddie Mac
0.334% due 12/25/2036	1,686	1,677
0.428% due 07/15/2019 - 08/15/2019	2,701	2,696
0.554% due 08/25/2031	218	212
0.578% due 05/15/2036	641	640
0.628% due 12/15/2030	62	62
0.678% due 06/15/2018	60	60
1.418% due 02/25/2045	447	428
2.494% due 07/01/2035	315	332
5.000% due 01/01/2036 - 12/01/2041	130,000	139,803
5.500% due 12/01/2022 - 07/01/2038	2,862	3,112
6.000% due 09/01/2016 - 01/01/2042	1,037	1,139
6.500% due 07/25/2043	94	107
Small Business Administration
5.600% due 09/01/2028	744	844

Total U.S. Government Agencies (Cost $872,172)		878,439

U.S. TREASURY OBLIGATIONS 5.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)(h)(i)	73,444	76,634
0.625% due 07/15/2021	6,027	6,451
U.S. Treasury Notes
0.250% due 12/15/2014 (e)	400	399
0.875% due 12/31/2016 (a)	15,000	15,033
1.375% due 11/30/2018	800	803

Total U.S. Treasury Obligations (Cost $99,422)		99,320

MORTGAGE-BACKED SECURITIES 5.3%
Adjustable Rate Mortgage Trust
2.847% due 09/25/2035	1,490	1,025
American Home Mortgage Investment Trust
2.294% due 02/25/2045	259	192
2.434% due 10/25/2034	584	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
0.574% due 07/25/2037		$1,965	$1,264
5.743% due 01/20/2047		925	587
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		764	692
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034		1,692	1,494
2.879% due 05/25/2033		829	695
6.500% due 10/25/2031		17	17
BCRR Trust
4.230% due 12/22/2035		2,771	2,774
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		3,446	2,956
2.723% due 04/25/2033		8	7
2.733% due 08/25/2035		606	334
2.819% due 01/25/2035		373	301
2.821% due 02/25/2033		2	2
2.827% due 07/25/2034		581	418
2.905% due 01/25/2034		43	39
3.016% due 03/25/2035		3,560	3,367
5.579% due 04/25/2033		15	14
Bear Stearns Alt-A Trust
0.454% due 02/25/2034		720	529
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		400	423
5.471% due 01/12/2045		1,200	1,357
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		1,434	844
3.618% due 12/26/2046		785	465
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035		343	295
2.700% due 08/25/2035		1,479	673
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		3,600	3,919
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		810	413
6.000% due 10/25/2033		27	26
Countrywide Home Loan Mortgage Pass-Through Trust
2.610% due 02/20/2036		724	429
2.745% due 02/20/2035		1,883	1,450
2.751% due 11/25/2034		1,120	809
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		2	1
Credit Suisse Mortgage Capital Certificates
0.348% due 02/15/2022		2,321	2,228
5.661% due 03/15/2039		400	431
CW Capital Cobalt Ltd.
5.334% due 04/15/2047		1,848	1,885
First Horizon Alternative Mortgage Securities
2.199% due 09/25/2034		2,166	1,842
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		613	472
GMAC Mortgage Corp. Loan Trust
2.789% due 11/19/2035		354	260
Gracechurch Mortgage Financing PLC
0.559% due 11/20/2056		9,479	9,444
Granite Master Issuer PLC
0.385% due 12/20/2054		956	914
0.425% due 12/20/2054		6,153	5,882
0.892% due 12/20/2054	GBP	998	1,468
Granite Mortgages PLC
1.354% due 01/20/2044		161	238
1.450% due 09/20/2044		1,142	1,693
1.959% due 01/20/2044	EUR	185	232

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$104	$96
0.374% due 01/25/2047 ^		96	91
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		2,081	1,660
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	215
5.444% due 03/10/2039		1,900	2,065
GS Mortgage Securities Corp.
1.142% due 03/06/2020		1,670	1,657
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,570	1,373
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		176	94
2.768% due 07/19/2035		962	626
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	1,200	1,548
Impac CMB Trust
1.294% due 07/25/2033		$285	260
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		473	328
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		600	651
5.882% due 02/15/2051		1,300	1,418
JPMorgan Mortgage Trust
5.024% due 02/25/2035		341	332
5.750% due 01/25/2036		73	67
MASTR Asset Securitization Trust
5.500% due 09/25/2033		25	26
Mellon Residential Funding Corp.
0.758% due 06/15/2030		218	191
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		544	354
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,852
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		427	323
1.270% due 10/25/2035		252	201
1.935% due 01/25/2029		34	32
2.420% due 10/25/2035		1,030	837
Morgan Stanley Capital
0.339% due 10/15/2020		656	653
5.809% due 12/12/2049		300	332
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		700	788
Opera Finance PLC
1.215% due 04/25/2017	GBP	1,008	1,389
Prime Mortgage Trust
0.694% due 02/25/2019		$3	3
0.694% due 02/25/2034		23	21
Residential Funding Mortgage Securities
3.033% due 09/25/2035		1,440	903
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		66	69
Structured Adjustable Rate Mortgage Loan Trust
1.618% due 01/25/2035		391	221
2.480% due 02/25/2034		553	497
2.495% due 08/25/2034		770	673
2.532% due 08/25/2035		425	304
Structured Asset Mortgage Investments, Inc.
0.574% due 02/25/2036		248	121
0.945% due 09/19/2032		8	7
Structured Asset Securities Corp.
2.650% due 10/25/2035		442	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Commercial Mortgage Trust
1.178% due 07/15/2024		$1,551	$1,466
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		1,793	1,605
0.368% due 09/15/2021		4,761	4,528
WaMu Mortgage Pass-Through Certificates
0.564% due 12/25/2045		212	153
0.584% due 10/25/2045		3,390	2,448
0.938% due 01/25/2047		508	278
1.408% due 11/25/2042		86	67
1.414% due 05/25/2041		44	37
1.608% due 06/25/2042		51	37
1.608% due 08/25/2042		222	178
2.468% due 02/27/2034		38	37
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		683	643
2.666% due 03/25/2036		757	588
2.721% due 10/25/2035		1,430	1,235
2.948% due 01/25/2035		928	856
4.871% due 09/25/2035		661	638

Total Mortgage-Backed Securities (Cost $101,520)			93,719

ASSET-BACKED SECURITIES 2.5%
ACE Securities Corp.
0.354% due 10/25/2036		136	35
AMMC CDO
0.798% due 08/08/2017		3,426	3,322
Amortizing Residential Collateral Trust
0.874% due 07/25/2032		13	10
Asset-Backed Securities Corp. Home Equity
0.569% due 09/25/2034		286	253
1.928% due 03/15/2032		184	133
Atrium CDO Corp.
0.852% due 06/27/2015		3,475	3,402
Babson CLO Ltd.
0.777% due 11/15/2016		1,811	1,763
Bear Stearns Asset-Backed Securities Trust
1.294% due 10/25/2037		3,220	1,786
Countrywide Asset-Backed Certificates
0.554% due 05/25/2036		1,878	1,602
0.774% due 12/25/2031		40	20
Credit Suisse First Boston Mortgage Securities Corp.
0.914% due 01/25/2032		9	7
Dryden Leveraged Loan CDO
0.738% due 05/22/2017		2,934	2,805
1.110% due 12/22/2015		710	703
Equity One ABS, Inc.
0.854% due 11/25/2032		11	9
GE-WMC Mortgage Securities LLC
0.334% due 08/25/2036		18	5
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.660% due 08/07/2021		8,500	8,109
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		1,501	1,368
Landmark CDO Ltd.
0.873% due 01/15/2016		353	352
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		34	25
Panhandle-Plains Higher Education Authority, Inc.
1.711% due 10/01/2035		2,563	2,560
SLM Student Loan Trust
1.835% due 10/25/2023	EUR	5,500	6,383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.928% due 12/15/2017		$2,610	$2,619
3.500% due 08/17/2043		3,438	3,390
4.500% due 11/16/2043		1,115	1,058
South Carolina Student Loan Corp.
1.277% due 03/02/2020		2,000	1,990
Structured Asset Investment Loan Trust
0.654% due 10/25/2035		808	559

Total Asset-Backed Securities (Cost $46,991)			44,268

SOVEREIGN ISSUES 3.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	128	69
10.000% due 01/01/2014		585	311
10.000% due 01/01/2017		4,500	2,319
Canada Government Bond
2.000% due 06/01/2016	CAD	11,000	11,147
2.750% due 09/01/2016		800	837
3.250% due 06/01/2021		3,900	4,256
3.750% due 06/01/2019		400	449
Canada Housing Trust No. 1
3.750% due 03/15/2020		5,900	6,447
3.800% due 06/15/2021		200	220
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	3,000	2,312
Hydro Quebec
2.000% due 06/30/2016		$12,800	13,084
Korea Development Bank
3.250% due 03/09/2016		5,300	5,248
8.000% due 01/23/2014		1,700	1,872
Korea Government Bond
4.875% due 09/22/2014		600	648
5.125% due 12/07/2016		500	560
5.750% due 04/16/2014		500	545
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	100	102
Province of Ontario Canada
3.150% due 06/02/2022		8,100	8,118
4.000% due 06/02/2021		1,200	1,295
4.200% due 06/02/2020		100	110
Province of Quebec Canada
4.250% due 12/01/2021		100	109
4.500% due 12/01/2017		600	668
4.500% due 12/01/2018		200	223
Societe Financement de l’Economie Francaise
0.603% due 07/16/2012		$1,000	1,002
2.125% due 05/20/2012	EUR	700	908

Total Sovereign Issues (Cost $62,605)			62,859

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% due 12/31/2049		7,463	7,875

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	2

Total Convertible Preferred Securities (Cost $6,010)			7,877

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.700% due 12/31/2049		420	3,155

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
Farm Credit Bank
10.000% due 12/31/2049	1,900	$2,224

Total Preferred Securities (Cost $6,419)		5,379

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.5%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.950% due 01/24/2013	$1,200	1,209
Banco do Brasil S.A.
0.000% due 02/15/2012	7,900	7,885
Bank of Nova Scotia
0.700% due 10/18/2012	4,600	4,609
Intesa Sanpaolo SpA
2.375% due 12/21/2012	7,200	6,699
Itau Unibanco Holding S.A.
0.000% due 01/11/2012	3,300	3,299
0.000% due 02/06/2012	6,000	5,991

		29,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.3%
Vodafone Group PLC
0.880% due 01/19/2012	$4,800	$4,798

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.060% due 01/03/2012	2,000	2,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $2,072. Repurchase proceeds are $2,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	3,388	3,388
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $3,460. Repurchase proceeds are $3,388.)

		5,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.024% due 02/09/2012 - 06/07/2012 (b)(f)	$950	$950

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 27.1%
	48,076,488	481,486

Total Short-Term Instruments (Cost $522,738)		522,314

Total Investments 121.8% (Cost $2,175,336)		$2,166,222

Written Options (k) (0.0%) (Premiums $2,996)		(245)

Other Assets and Liabilities (Net) (21.8%)		(387,306)

Net Assets 100.0%		$1,778,671

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $344 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(f)	Securities with an aggregate market value of $3,631 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $11,203 at a weighted average interest rate of (0.095%). On December 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $3,761 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	14	$7
90-Day Eurodollar June Futures	Long	06/2013	478	506
90-Day Eurodollar June Futures	Long	06/2014	67	7
90-Day Eurodollar March Futures	Long	03/2013	2,716	(1,651)
90-Day Eurodollar March Futures	Long	03/2014	38	115
90-Day Eurodollar September Futures	Long	09/2013	129	164
U.S. Treasury 5-Year Note March Futures	Long	03/2012	346	38
U.S. Treasury 10-Year Note March Futures	Long	03/2012	531	619

				$(195)

(i)	Centrally cleared swap agreements outstanding on December 31, 2011: Securities with an aggregate market value of $91 have been pledged as collateral for centrally cleared swaps as of December 31, 2011. On December 31, 2011, there were no open centrally cleared swap agreements.
(j)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	1,000	$27	$28	$(1)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	1.640%	$	1,100	$(27)	$(14)	$(13)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		5,100	(62)	(39)	(23)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(12)	(16)	4
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		27,000	(541)	(52)	(489)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		1,000	(12)	(10)	(2)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.422%		1,300	(22)	(6)	(16)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		400	(5)	(4)	(1)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		500	(6)	(5)	(1)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	5.563%	EUR	4,500	(559)	150	(709)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	5.563%		3,400	(422)	106	(528)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.090%	$	2,600	(8)	1	(9)
Export-Import Bank of China	DUB	1.000%	12/20/2016	2.229%		2,300	(128)	(186)	58
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	1.865%		1,000	(40)	(64)	24
France Government Bond	CBK	0.250%	12/20/2015	1.997%		500	(33)	(13)	(20)
France Government Bond	CBK	0.250%	09/20/2016	2.128%		2,100	(172)	(121)	(51)
France Government Bond	DUB	0.250%	09/20/2016	2.128%		400	(33)	(25)	(8)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		5,100	(417)	(195)	(222)
France Government Bond	JPM	0.250%	09/20/2016	2.128%		3,300	(270)	(209)	(61)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		8,400	(687)	(294)	(393)
France Government Bond	UAG	0.250%	09/20/2016	2.128%		2,800	(229)	(176)	(53)
General Electric Capital Corp.	BPS	1.250%	03/20/2013	1.612%		700	(3)	0	(3)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	1.936%		2,200	91	0	91
General Electric Capital Corp.	CBK	4.320%	12/20/2013	1.936%		1,600	76	0	76
General Electric Capital Corp.	DUB	4.230%	12/20/2013	1.936%		2,400	110	0	110
General Electric Capital Corp.	DUB	4.900%	12/20/2013	1.936%		1,900	112	0	112
General Electric Capital Corp.	DUB	1.000%	03/20/2016	2.368%		100	(5)	(6)	1
General Electric Capital Corp.	JPM	1.000%	03/20/2014	1.952%		1,000	(20)	(29)	9
General Electric Capital Corp.	MYC	1.000%	06/20/2016	2.404%		200	(12)	(1)	(11)
Germany Government Bond	CBK	0.250%	09/20/2016	0.956%		13,300	(425)	(287)	(138)
Germany Government Bond	MYC	0.250%	09/20/2016	0.956%		16,400	(525)	(473)	(52)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		1,400	(11)	24	(35)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		5,900	(58)	82	(140)
Japan Government International Bond	BRC	1.000%	06/20/2015	1.133%		2,400	(10)	37	(47)
Japan Government International Bond	BRC	1.000%	12/20/2015	1.219%		1,400	(11)	25	(36)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.254%		4,400	(44)	59	(103)
Japan Government International Bond	DUB	1.000%	09/20/2015	1.180%		9,000	(55)	149	(204)
Japan Government International Bond	GST	1.000%	03/20/2015	1.080%		3,700	(7)	36	(43)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		1,200	(12)	10	(22)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.219%		1,500	(12)	26	(38)
Japan Government International Bond	UAG	1.000%	12/20/2015	1.219%		1,400	(12)	22	(34)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.281%		5,100	(49)	(39)	(10)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		3,400	(48)	(19)	(29)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		7,900	(136)	19	(155)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		1,900	2	(17)	19
Republic of Italy Government Bond	BPS	1.000%	06/20/2016	4.846%		6,200	(883)	(129)	(754)
Rio Tinto Finance USA Ltd.	DUB	1.000%	12/20/2012	0.724%		5,000	15	17	(2)
SLM Corp.	BOA	5.000%	03/20/2016	6.047%		9,000	(311)	16	(327)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		300	(30)	(20)	(10)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		1,200	(127)	(74)	(53)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		200	(20)	(13)	(7)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.480%	EUR	6,500	(87)	(124)	37
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.648%	$	1,400	17	9	8
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.828%		1,200	9	16	(7)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		900	6	17	(11)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.648%		300	4	2	2
United Kingdom Gilt	GST	1.000%	03/20/2016	0.828%		2,300	17	38	(21)
United Kingdom Gilt	GST	1.000%	09/20/2016	0.911%		4,400	20	76	(56)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		1,600	18	8	10
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		200	1	3	(2)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.911%		22,100	98	205	(107)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		2,000	12	35	(23)

							$(5,990)	$(1,472)	$(4,518)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	1,900	$123	$190	$(67)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		1,000	64	99	(35)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		12,200	893	1,439	(546)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	446	678	(232)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	36	56	(20)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		8,300	608	966	(358)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,800	145	235	(90)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		700	56	90	(34)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	16	25	(9)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		800	64	104	(40)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		3,700	297	481	(184)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		800	68	96	(28)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	6	0	6
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		1,043	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.700%	12/20/2012		8,198	59	0	59
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		386	5	0	5
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	29,000	(1,036)	(783)	(253)

						$1,884	$3,726	$(1,842)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS	$	62,200	$899	$(17)	$916
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	2,400	1	(2)	3
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		3,200	2	(2)	4
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		3,200	5	0	5
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		10,900	75	(19)	94
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		1,600	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		1,000	16	0	16
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		2,600	40	(2)	42
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		7,100	119	1	118
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		3,400	58	1	57
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		14,800	239	32	207
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		2,600	34	3	31
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		2,400	31	3	28
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		2,200	39	3	36
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,000	119	0	119
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		1,100	21	3	18
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,300	47	8	39
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		11,300	252	11	241
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		8,900	178	28	150
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		23,500	500	23	477

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	2,900	$2	$(8)	$10
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		6,500	7	(12)	19
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,600	4	(1)	5
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		77,100	261	(47)	308
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		1,700	6	0	6
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		12,400	143	7	136
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,300	38	(0)	38
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		2,500	51	11	40
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		1,100	25	0	25
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		2,500	60	(1)	61
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		1,200	30	3	27
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	18	3	15
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		600	18	4	14
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		11,800	307	0	307
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		600	19	4	15

							$3,678	$37	$3,641

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	170	$139	$(14)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	79,400,000	$407	$(108)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		15,400,000	129	(6)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,800,000	12	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		3,000,000	14	(11)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		20,800,000	58	(73)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		62,000,000	537	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		26,500,000	254	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,500,000	49	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,300,000	168	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		23,500,000	244	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,300,000	90	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,300,000	88	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,200,000	178	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,600,000	239	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,800,000	292	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900,000	98	(1)

								$2,857	$(231)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	260	$329,800	EUR	15,600	$3,182
Sales	3,635	845,200		29,000	4,884
Closing Buys	(3,673)	(696,400)		(44,600)	(4,254)
Expirations	0	(1,200)		0	(5)
Exercised	(52)	(143,100)		0	(811)

Balance at 12/31/2011	170	$334,300	EUR	0	$2,996

(l)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.500%	12/01/2042	$130,000	$138,913	$(139,709)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	600	01/2012	FBL	$0	$(9)	$(9)
Sell		400	01/2012	HUS	0	(6)	(6)
Sell		2,434	02/2012	CBK	4	(27)	(23)
Sell		5,018	02/2012	JPM	0	(173)	(173)
Buy	BRL	1,523	01/2012	HUS	5	0	5
Sell		1,523	01/2012	HUS	3	0	3
Buy		24,917	01/2012	JPM	75	0	75
Sell		24,917	01/2012	JPM	0	(16)	(16)
Buy		39,578	01/2012	MSC	14	(923)	(909)
Sell		39,578	01/2012	MSC	13	(114)	(101)
Buy		4,036	01/2012	UAG	12	0	12
Sell		4,036	01/2012	UAG	12	(6)	6
Buy		24,917	03/2012	JPM	8	0	8
Buy	CAD	3,052	02/2012	BRC	23	0	23
Sell		2,139	02/2012	BRC	3	(16)	(13)
Sell		3,827	02/2012	CBK	0	(43)	(43)
Sell		30,682	02/2012	DUB	0	(58)	(58)
Sell		309	02/2012	GST	0	(3)	(3)
Sell		6,928	02/2012	JPM	7	(36)	(29)
Buy		11,135	02/2012	MSC	120	0	120
Sell		1,028	02/2012	MSC	0	(7)	(7)
Sell		2,775	02/2012	RBC	0	(24)	(24)
Sell		412	02/2012	UAG	0	(5)	(5)
Buy	CNY	20,903	02/2012	BRC	30	0	30
Buy		6,426	02/2012	HUS	14	0	14
Sell		1,279	02/2012	JPM	0	(2)	(2)
Buy		58,210	06/2012	BRC	17	0	17
Sell		2,562	06/2012	BRC	0	(3)	(3)
Buy		5,726	06/2012	CBK	3	(3)	0
Buy		4,466	06/2012	DUB	0	(5)	(5)
Buy		26,827	06/2012	HUS	16	0	16
Buy		44,703	06/2012	JPM	36	(10)	26
Sell		9,599	06/2012	JPM	0	(9)	(9)
Buy		7,647	06/2012	MSC	2	0	2
Sell		1,929	06/2012	UAG	0	(3)	(3)
Buy		5,050	02/2013	CBK	0	(9)	(9)
Buy		1,893	02/2013	GST	0	(4)	(4)
Buy	EUR	1,864	01/2012	BRC	0	(98)	(98)
Sell		19,414	01/2012	BRC	1,437	0	1,437
Buy		13,338	01/2012	CBK	0	(158)	(158)
Sell		4,700	01/2012	CBK	63	0	63
Sell		23,102	01/2012	DUB	1,490	0	1,490
Sell		34,700	01/2012	FBL	1,446	0	1,446
Buy		34,700	01/2012	GST	0	(616)	(616)
Sell		6,300	01/2012	GST	218	0	218
Buy		1,106	01/2012	JPM	0	(8)	(8)
Sell		3,600	01/2012	JPM	202	0	202
Buy		881	01/2012	MSC	0	(88)	(88)
Sell		500	01/2012	MSC	7	0	7
Sell		1,500	01/2012	RBC	40	0	40
Buy		7,289	01/2012	UAG	0	(72)	(72)
Sell		3,663	01/2012	UAG	164	0	164
Sell		34,700	02/2012	GST	618	0	618
Sell	GBP	1,409	01/2012	BRC	21	0	21
Sell		73	01/2012	DUB	0	0	0
Sell		5,644	01/2012	GST	66	0	66
Buy		7,126	01/2012	RBC	0	(93)	(93)
Sell		287	02/2012	CBK	0	(1)	(1)
Sell		7,126	02/2012	RBC	93	0	93
Sell	IDR	10,003,000	01/2012	BRC	28	0	28
Buy		27,250,071	01/2012	CBK	0	(56)	(56)
Sell		11,257,975	01/2012	MSC	24	0	24
Sell		6,943,000	01/2012	UAG	15	0	15
Sell		2,175,000	07/2012	BRC	3	0	3
Sell		312,796	07/2012	GST	0	0	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	22,631,700	07/2012	HUS	$0	$(106)	$(106)
Sell		19,190,000	07/2012	HUS	26	0	26
Buy	MXN	8,896	03/2012	HUS	0	(24)	(24)
Sell		9,304	03/2012	UAG	37	0	37
Sell	MYR	6,950	04/2012	CBK	65	0	65
Buy		6,950	04/2012	UAG	0	(108)	(108)
Sell	PHP	170,928	03/2012	BRC	97	0	97
Buy		223,269	03/2012	CBK	0	(12)	(12)
Sell		8,000	03/2012	CBK	0	(2)	(2)
Sell		12,855	03/2012	GST	7	0	7
Buy		26,505	03/2012	HUS	0	(5)	(5)
Sell		70,549	03/2012	JPM	3	(12)	(9)
Buy		12,558	03/2012	MSC	0	(2)	(2)
Sell	SGD	3,024	02/2012	CBK	36	0	36
Sell	TWD	11,607	01/2012	BRC	0	(4)	(4)
Buy		26,872	01/2012	CBK	0	(49)	(49)
Sell		15,265	01/2012	MSC	0	(4)	(4)
Sell	ZAR	540	01/2012	BRC	0	0	0
Buy		3,040	01/2012	JPM	0	(42)	(42)
Sell		2,500	01/2012	JPM	2	0	2

					$6,625	$(3,074)	$3,551

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$2,754	$0	$2,754
Corporate Bonds & Notes
Banking & Finance	0	267,599	0	267,599
Industrials	0	117,326	0	117,326
Utilities	0	55,267	0	55,267
Municipal Bonds & Notes
Illinois	0	5,800	0	5,800
New Jersey	0	3,301	0	3,301
U.S. Government Agencies	0	878,433	6	878,439
U.S. Treasury Obligations	0	99,320	0	99,320
Mortgage-Backed Securities	0	93,719	0	93,719
Asset-Backed Securities	0	44,268	0	44,268
Sovereign Issues	0	62,859	0	62,859
Convertible Preferred Securities
Banking & Finance	7,875	0	0	7,875
Industrials	0	0	2	2
Preferred Securities
Banking & Finance	0	2,224	3,155	5,379
Short-Term Instruments
Certificates of Deposit	0	29,692	0	29,692
Commercial Paper	0	4,798	0	4,798
Repurchase Agreements	0	5,388	0	5,388

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
U.S. Treasury Bills	$0	$950	$0	$950
PIMCO Short-Term Floating NAV Portfolio	481,486	0	0	481,486
	$489,361	$1,673,698	$3,163	$2,166,222

Short Sales, at value	$0	$(139,709)	$0	$(139,709)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	636	0	636
Foreign Exchange Contracts	0	6,625	0	6,625
Interest Rate Contracts	1,456	3,641	0	5,097
	$1,456	$10,902	$0	$12,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,997)	0	(6,997)
Foreign Exchange Contracts	0	(3,074)	0	(3,074)
Interest Rate Contracts	(1,651)	(245)	0	(1,896)
	$(1,651)	$(10,316)	$0	$(11,967)

Totals	$489,166	$1,534,575	$3,163	$2,026,904

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
U.S. Government Agencies	$17,647	$0	$(13,165)	$1	$5	$327	$0	$(4,809)	$6	$0
Asset-Backed Securities	14,740	0	(8,212)	33	153	362	0	(7,076)	0	0
Convertible Preferred Securities	0	0	0	0	0	0	2	0	2	0
Preferred Securities
Banking & Finance	3,206	0	0	0	0	(51)	0	0	3,155	(52)

	35,593	0	(21,377)	34	158	638	2	(11,885)	3,163	(52)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(590)	$0	$0	$0	$384	$206	$0	$0	$0	$0

Totals	$35,003	$0	$(21,377)	$34	$542	$844	$2	$(11,885)	$3,163	$(52)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$591	$591
Unrealized appreciation on foreign currency contracts	0	0	0	6,625	0	6,625
Unrealized appreciation on OTC swap agreements	0	636	0	0	3,641	4,277

	$0	$636	$0	$6,625	$4,232	$11,493

Liabilities:
Written options outstanding	$0	$0	$0	$0	$245	$245
Unrealized depreciation on foreign currency contracts	0	0	0	3,074	0	3,074
Unrealized depreciation on OTC swap agreements	0	6,997	0	0	0	6,997

	$0	$6,997	$0	$3,074	$245	$10,316

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$4,651	$0	$5	$5,557	$10,213
Net realized gain on foreign currency transactions	0	0	0	1,879	0	1,879

	$0	$4,651	$0	$1,884	$5,557	$12,092

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(8,866)	$0	$0	$3,607	$(5,259)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,549	0	1,549

	$0	$(8,866)	$0	$1,549	$3,607	$(3,710)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(195) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(60)	$0	$(60)
BPS	(745)	950	205
BRC	2,814	(2,640)	174
CBK	(1,302)	1,349	47
DUB	634	(690)	(56)
FBF	(244)	341	97
FBL	1,437	(1,430)	7
GLM	138	0	138
GST	332	(330)	2
HUS	428	(570)	(142)
JPM	9	0	9
MSC	(958)	686	(272)
MYC	291	(630)	(339)
RBC	50	0	50
RYL	3	0	3
UAG	92	0	92

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage

Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(h) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$32,376	$246,793

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$319,715	$1,255,840	$(1,094,000)		$(199)	$130	$481,486	$1,440

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,975,700	$5,568,351	$499,803	$635,160

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,045	$21,403	760	$7,884
Administrative Class	36,426	381,598	57,827	597,893
Advisor Class	19,540	204,573	15,797	163,102
Issued as reinvestment of distributions
Institutional Class	111	1,163	111	1,151
Administrative Class	2,109	22,064	2,070	21,522
Advisor Class	532	5,563	462	4,796
Cost of shares redeemed
Institutional Class	(1,385)	(14,518)	(1,412)	(14,561)
Administrative Class	(29,366)	(306,883)	(29,346)	(303,093)
Advisor Class	(9,367)	(97,399)	(7,978)	(82,995)
Net increase resulting from Portfolio share transactions	20,645	$217,564	38,291	$395,699

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses (3)	Post-October Deferral	Qualified Late-Year Loss Deferral
$14,206	$—	$(9,837)		$(373)	$(38,225)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$24,387	$—

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$13,292	$546

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$2,175,738	$16,758	$(26,274)	$(9,516)

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$28,791	$—	$—
12/31/2010	$27,469	$—	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	SGD	Singapore Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	USD	United States Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corporation
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

4.20%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

2.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT49AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Money Market Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Federal Income Tax Information	19
Management of the Trust	20
Privacy Policy	22
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	23

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	46.5%
Government Agency Repurchase Agreements	31.7%
Government Agency Debt	18.3%
U.S. Treasury Bills	3.5%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Money Market Portfolio Administrative Class	0.05%	0.05%	0.06%	1.45%	1.76%	2.34%
Citigroup 3-Month Treasury Bill Index±	—	—	0.08%	1.36%	1.85%	2.43%
Lipper Money Market Fund Index±±	—	—	0.02%	1.48%	1.72%	2.30%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.47% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,000.30	$1,024.75
Expenses Paid During Period*	$0.45	$0.46
Net Annualized Expense Ratio**	0.09%	0.09%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity was fairly stable over the reporting period, being maintained at a low level to contain interest rate risk.

»	The Portfolio’s allocation to commercial paper provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.02	0.05
Total income from investment operations	0.00	0.00	0.00	0.02	0.05
Dividends from net investment income	0.00 ^	0.00 ^	0.00 ^	(0.02)	(0.05)
Total distributions	0.00	0.00	0.00	(0.02)	(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.05%	0.11%	2.24%	4.86%
Net assets end of year (000s)	$39,286	$47,775	$55,381	$58,511	$167,465
Ratio of expenses to average net assets	0.11%	0.22%	0.33%	0.48%	0.49	%(b)
Ratio of expenses to average net assets excluding waivers	0.47%	0.47%	0.50%	0.48%	0.49	%(b)
Ratio of net investment income to average net assets	0.04%	0.04%	0.08%	2.58%	4.76%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$52,914
Repurchase agreements, at value	190,021
Cash	1
Receivable for Portfolio shares sold	224
Interest and dividends receivable	78
Other assets	2
243,240

Liabilities:
Payable for Portfolio shares redeemed	$1
Accrued investment advisory fees	18
Accrued supervisory and administrative fees	1
20

Net Assets	$243,220

Net Assets Consist of:
Paid in capital	$243,200
Accumulated undistributed net realized gain	20
$243,220

Net Assets:
Institutional Class	$203,934
Administrative Class	39,286

Shares Issued and Outstanding:
Institutional Class	203,916
Administrative Class	39,283

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments	$242,935

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$412
Total Income	412

Expenses:
Investment advisory fees	301
Supervisory and administrative fees	501
Servicing fees – Administrative Class	64
Trustees’ fees	4
Interest expense	6
Miscellaneous expense	12
Total Expenses	888
Waiver and/or Reimbursement by PIMCO	(583)
Net Expenses	305

Net Investment Income	107

Net Realized Gain:
Net realized gain on investments	34
Net Gain	34

Net Increase in Net Assets Resulting from Operations	$141

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

(Decrease) in Net Assets from:

Operations:
Net investment income	$107	$115
Net realized gain	34	24
Net increase resulting from operations	141	139

Distributions to Shareholders:
From net investment income
Institutional Class	(122)	(106)
Administrative Class	(25)	(26)

Total Distributions	(147)	(132)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(15,745)	(7,163)

Total (Decrease) in Net Assets	(15,751)	(7,156)

Net Assets:
Beginning of year	258,971	266,127
End of year*	$243,220	$258,971

*Including (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.9%

GOVERNMENT AGENCY DEBT 18.2%
Ally Financial, Inc.
1.750% due 10/30/2012 (a)	$1,600	$1,619
Bank of America Corp.
3.125% due 06/15/2012 (a)	900	912
Bank of New York Mellon Corp.
0.736% due 06/29/2012 (a)	1,900	1,902
Federal Home Loan Bank
1.625% due 11/21/2012	1,150	1,164
Freddie Mac
0.515% due 11/26/2012	1,590	1,594
General Electric Capital Corp.
0.740% due 03/12/2012 (a)	800	801
2.200% due 06/08/2012 (a)	2,100	2,118
2.250% due 03/12/2012 (a)	2,100	2,108
Goldman Sachs Group, Inc.
3.250% due 06/15/2012 (a)	1,000	1,014
John Deere Capital Corp.
2.875% due 06/19/2012 (a)	225	228
JPMorgan Chase & Co.
0.776% due 06/15/2012 (a)	700	701
2.125% due 06/22/2012 (a)	100	101
2.200% due 06/15/2012 (a)	600	605
KeyBank N.A.
3.200% due 06/15/2012 (a)	7,388	7,486
Morgan Stanley
0.724% due 02/10/2012 (a)	900	900
0.742% due 03/13/2012 (a)	5,000	5,003
0.913% due 06/20/2012 (a)	3,800	3,809
1.950% due 06/20/2012 (a)	600	605
2.250% due 03/13/2012 (a)	1,700	1,707
U.S. Bancorp
1.800% due 05/15/2012 (a)	6,800	6,840
Wells Fargo & Co.
0.766% due 06/15/2012 (a)	3,100	3,105

		44,322

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 31.7%
BNP Paribas Securities Corp.
0.150% due 01/03/2012	19,100	19,100
(Dated 12/30/2011. Collateralized by Freddie Mac 4.500% due 12/01/2040 valued at $19,765. Repurchase proceeds are $19,100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	$24,100	$24,100
(Dated 12/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $24,559. Repurchase proceeds are $24,100.)
Goldman Sachs Group, Inc. (The)
0.110% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by Fannie Mae 6.000% due 06/01/2040 valued at $24,991. Repurchase proceeds are $24,100.)
JPMorgan Securities, Inc.
0.070% due 01/03/2012	9,600	9,600
(Dated 12/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $9,793. Repurchase proceeds are $9,600.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	121	121
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $125. Repurchase proceeds are $121.)

		77,021

TREASURY DEBT 3.5%
U.S. Treasury Bills
0.104% due 12/13/2012	8,600	8,592

TREASURY REPURCHASE AGREEMENTS 46.5%
Banc of America Securities LLC
0.050% due 01/03/2012	10,000	10,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2021 valued at $10,253. Repurchase proceeds are $10,000.)
Bank of Nova Scotia
0.050% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.250% due 10/31/2015 valued at $24,637. Repurchase proceeds are $24,100.)
Barclays Capital, Inc.
0.050% due 01/03/2012	11,600	11,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2027 valued at $11,847. Repurchase proceeds are $11,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.050% due 01/03/2012	$9,600	$9,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.375% due 06/30/2013 valued at $9,800. Repurchase proceeds are $9,600.)
Deutsche Bank Securities, Inc.
0.030% due 01/03/2012	11,600	11,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 4.750% - 5.000% due 02/15/2037 - 05/15/2037 valued at $11,825. Repurchase proceeds are $11,600.)
RBC Capital Markets LLC
0.050% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2021 valued at $24,542. Repurchase proceeds are $24,100.)
RBS Securities, Inc.
0.050% due 01/03/2012	11,000	11,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2021 valued at $11,244. Repurchase proceeds are $11,000.)
TD Securities (USA) LLC
0.040% due 01/03/2012	11,000	11,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 4.500% due 03/31/2012 valued at $11,358. Repurchase proceeds are $11,000.)

		113,000

Total Short-Term Instruments (Cost $242,935)		242,935

Total Investments 99.9% (Cost $242,935)		$242,935

Other Assets and Liabilities (Net) 0.1%		285

Net Assets 100.0%		$243,220

Notes to Schedule of Investments (amounts in thousands):

(a)	Federal Deposit Insurance Corporation (“FDIC”) guaranteed through Treasury Liquidity Guarantee Program.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$44,322	$0	$44,322
Government Agency Repurchase Agreements	0	77,021	0	77,021
Treasury Debt	0	8,592	0	8,592
Treasury Repurchase Agreements	0	113,000	0	113,000
	$0	$242,935	$0	$242,935

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2011

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2011, the recoverable amount to PIMCO was $876,733.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	9,756	$9,756	16,706	$16,706
Administrative Class	9,352	9,352	15,447	15,447
Issued as reinvestment of distributions
Institutional Class	122	122	106	106
Administrative Class	25	25	25	25
Cost of shares redeemed
Institutional Class	(17,136)	(17,136)	(16,374)	(16,374)
Administrative Class	(17,864)	(17,864)	(23,073)	(23,073)
Net (decrease) resulting from Portfolio share transactions	(15,745)	$(15,745)	(7,163)	$(7,163)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio.

10.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$20	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$242,935	$—	$—	$—

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$146	$—	$—
12/31/2010	$132	$—	$—

(1)	Includes short-term capital gains, if any, distributed.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

12.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

18	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	19

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

20	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	21

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

22	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	25

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT53AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Money Market Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Federal Income Tax Information	18
Management of the Trust	19
Privacy Policy	21
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	22

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	46.5%
Government Agency Repurchase Agreements	31.7%
Government Agency Debt	18.3%
U.S. Treasury Bills	3.5%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Money Market Portfolio Institutional Class	0.05%	0.05%	0.06%	1.51%	1.87%	2.33%
Citigroup 3-Month Treasury Bill Index±	—	—	0.08%	1.36%	1.85%	2.31%	*
Lipper Money Market Fund Index±±	—	—	0.02%	1.48%	1.72%	2.17%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper Analytical Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,000.30	$1,024.75
Expenses Paid During Period*	$0.45	$0.46
Net Annualized Expense Ratio**	0.09%	0.09%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks to achieve its investment objective by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity was fairly stable over the reporting period, being maintained at a low level to contain interest rate risk.

»	The Portfolio’s allocation to commercial paper provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.02	0.05
Total income from investment operations	0.00	0.00	0.00	0.02	0.05
Dividends from net investment income	0.00 ^	0.00 ^	0.00 ^	(0.02)	(0.05)
Total distributions	0.00	0.00	0.00	(0.02)	(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.05%	0.14%	2.39%	5.01%
Net assets end of year (000s)	$203,934	$211,196	$210,746	$217,370	$213,882
Ratio of expenses to average net assets	0.11%	0.22%	0.31%	0.33%	0.34	%(b)
Ratio of expenses to average net assets excluding waivers	0.32%	0.32%	0.35%	0.33%	0.34	%(b)
Ratio of net investment income to average net assets	0.04%	0.04%	0.10%	2.35%	4.91%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$52,914
Repurchase agreements, at value	190,021
Cash	1
Receivable for Portfolio shares sold	224
Interest and dividends receivable	78
Other assets	2
243,240

Liabilities:
Payable for Portfolio shares redeemed	$1
Accrued investment advisory fees	18
Accrued supervisory and administrative fees	1
20

Net Assets	$243,220

Net Assets Consist of:
Paid in capital	$243,200
Accumulated undistributed net realized gain	20
$243,220

Net Assets:
Institutional Class	$203,934
Administrative Class	39,286

Shares Issued and Outstanding:
Institutional Class	203,916
Administrative Class	39,283

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments	$242,935

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$412
Total Income	412

Expenses:
Investment advisory fees	301
Supervisory and administrative fees	501
Servicing fees – Administrative Class	64
Trustees’ fees	4
Interest expense	6
Miscellaneous expense	12
Total Expenses	888
Waiver and/or Reimbursement by PIMCO	(583)
Net Expenses	305

Net Investment Income	107

Net Realized Gain:
Net realized gain on investments	34
Net Gain	34

Net Increase in Net Assets Resulting from Operations	$141

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

(Decrease) in Net Assets from:

Operations:
Net investment income	$107	$115
Net realized gain	34	24
Net increase resulting from operations	141	139

Distributions to Shareholders:
From net investment income
Institutional Class	(122)	(106)
Administrative Class	(25)	(26)

Total Distributions	(147)	(132)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(15,745)	(7,163)

Total (Decrease) in Net Assets	(15,751)	(7,156)

Net Assets:
Beginning of year	258,971	266,127
End of year*	$243,220	$258,971

*Including (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.9%

GOVERNMENT AGENCY DEBT 18.2%
Ally Financial, Inc.
1.750% due 10/30/2012 (a)	$1,600	$1,619
Bank of America Corp.
3.125% due 06/15/2012 (a)	900	912
Bank of New York Mellon Corp.
0.736% due 06/29/2012 (a)	1,900	1,902
Federal Home Loan Bank
1.625% due 11/21/2012	1,150	1,164
Freddie Mac
0.515% due 11/26/2012	1,590	1,594
General Electric Capital Corp.
0.740% due 03/12/2012 (a)	800	801
2.200% due 06/08/2012 (a)	2,100	2,118
2.250% due 03/12/2012 (a)	2,100	2,108
Goldman Sachs Group, Inc.
3.250% due 06/15/2012 (a)	1,000	1,014
John Deere Capital Corp.
2.875% due 06/19/2012 (a)	225	228
JPMorgan Chase & Co.
0.776% due 06/15/2012 (a)	700	701
2.125% due 06/22/2012 (a)	100	101
2.200% due 06/15/2012 (a)	600	605
KeyBank N.A.
3.200% due 06/15/2012 (a)	7,388	7,486
Morgan Stanley
0.724% due 02/10/2012 (a)	900	900
0.742% due 03/13/2012 (a)	5,000	5,003
0.913% due 06/20/2012 (a)	3,800	3,809
1.950% due 06/20/2012 (a)	600	605
2.250% due 03/13/2012 (a)	1,700	1,707
U.S. Bancorp
1.800% due 05/15/2012 (a)	6,800	6,840
Wells Fargo & Co.
0.766% due 06/15/2012 (a)	3,100	3,105

		44,322

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 31.7%
BNP Paribas Securities Corp.
0.150% due 01/03/2012	19,100	19,100
(Dated 12/30/2011. Collateralized by Freddie Mac 4.500% due 12/01/2040 valued at $19,765. Repurchase proceeds are $19,100.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Global Markets, Inc.
0.070% due 01/03/2012	$24,100	$24,100
(Dated 12/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $24,559. Repurchase proceeds are $24,100.)
Goldman Sachs Group, Inc. (The)
0.110% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by Fannie Mae 6.000% due 06/01/2040 valued at $24,991. Repurchase proceeds are $24,100.)
JPMorgan Securities, Inc.
0.070% due 01/03/2012	9,600	9,600
(Dated 12/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $9,793. Repurchase proceeds are $9,600.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	121	121
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $125. Repurchase proceeds are $121.)

		77,021

TREASURY DEBT 3.5%
U.S. Treasury Bills
0.104% due 12/13/2012	8,600	8,592

TREASURY REPURCHASE AGREEMENTS 46.5%
Banc of America Securities LLC
0.050% due 01/03/2012	10,000	10,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2021 valued at $10,253. Repurchase proceeds are $10,000.)
Bank of Nova Scotia
0.050% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.250% due 10/31/2015 valued at $24,637. Repurchase proceeds are $24,100.)
Barclays Capital, Inc.
0.050% due 01/03/2012	11,600	11,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2027 valued at $11,847. Repurchase proceeds are $11,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.050% due 01/03/2012	$9,600	$9,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 0.375% due 06/30/2013 valued at $9,800. Repurchase proceeds are $9,600.)
Deutsche Bank Securities, Inc.
0.030% due 01/03/2012	11,600	11,600
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 4.750% - 5.000% due 02/15/2037 - 05/15/2037 valued at $11,825. Repurchase proceeds are $11,600.)
RBC Capital Markets LLC
0.050% due 01/03/2012	24,100	24,100
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2021 valued at $24,542. Repurchase proceeds are $24,100.)
RBS Securities, Inc.
0.050% due 01/03/2012	11,000	11,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2021 valued at $11,244. Repurchase proceeds are $11,000.)
TD Securities (USA) LLC
0.040% due 01/03/2012	11,000	11,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 4.500% due 03/31/2012 valued at $11,358. Repurchase proceeds are $11,000.)

		113,000

Total Short-Term Instruments (Cost $242,935)		242,935

Total Investments 99.9% (Cost $242,935)		$242,935

Other Assets and Liabilities (Net) 0.1%		285

Net Assets 100.0%		$243,220

Notes to Schedule of Investments (amounts in thousands):

(a)	Federal Deposit Insurance Corporation (“FDIC”) guaranteed through Treasury Liquidity Guarantee Program.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$44,322	$0	$44,322
Government Agency Repurchase Agreements	0	77,021	0	77,021
Treasury Debt	0	8,592	0	8,592
Treasury Repurchase Agreements	0	113,000	0	113,000
	$0	$242,935	$0	$242,935

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2011

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management does not anticipate any impact on the Portfolio’s financial statements as a result of the change of accounting treatment.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

DECEMBER 31, 2011	ANNUAL REPORT	13

Notes to Financial Statements (Cont.)

default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(b) U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2011, the recoverable amount to PIMCO was $876,733.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

8.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

DECEMBER 31, 2011	ANNUAL REPORT	15

Notes to Financial Statements (Cont.)

December 31, 2011

9.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	9,756	$9,756	16,706	$16,706
Administrative Class	9,352	9,352	15,447	15,447
Issued as reinvestment of distributions
Institutional Class	122	122	106	106
Administrative Class	25	25	25	25
Cost of shares redeemed
Institutional Class	(17,136)	(17,136)	(16,374)	(16,374)
Administrative Class	(17,864)	(17,864)	(23,073)	(23,073)
Net (decrease) resulting from Portfolio share transactions	(15,745)	$(15,745)	(7,163)	$(7,163)

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio.

10.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$20	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$242,935	$—	$—	$—

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (1)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$146	$—	$—
12/31/2010	$132	$—	$—

(1)	Includes short-term capital gains, if any, distributed.

12.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

16	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	17

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio's fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	19

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	21

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	23

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

24	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT55AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Real Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.3%
Corporate Bonds & Notes	13.5%
Short-Term Instruments	12.8%
Mortgage-Backed Securities	4.3%
Sovereign Issues	4.3%
Other	6.8%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Real Return Portfolio Administrative Class	11.66%	8.00%	7.75%	8.24%
Barclays Capital U.S. TIPS Index±	13.56%	7.95%	7.57%	7.88%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.66% for Administrative Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,062.40	$1,021.88
Expenses Paid During Period*	$3.43	$3.36
Net Annualized Expense Ratio	0.66%	0.66%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An underweight to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from returns as U.S. real yields rallied. TIPS posted strong positive returns during 2011 amid a rally in real yields.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as U.S. nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Exposure to U.K. real duration during the last quarter of the year contributed to performance as U.K. real yields rallied.

»

Holdings of Italian linkers (or inflation-linked bonds) during the second and third quarters of the reporting period detracted from returns as Italian real yields rose significantly during this period.

»	Exposure to select investment grade corporate securities, especially within the financial sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market (EM) currencies detracted from returns as these currencies depreciated against the U.S. dollar; however, short exposure to the euro somewhat limited the downside.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income (a)	0.28	0.20	0.40	0.45	0.56
Net realized/unrealized gain (loss)	1.24	0.81	1.64	(1.30)	0.67
Total income (loss) from investment operations	1.52	1.01	2.04	(0.85)	1.23
Dividends from net investment income	(0.29)	(0.19)	(0.38)	(0.44)	(0.56)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.71)	(0.31)	(0.86)	(0.46)	(0.59)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.66%	8.10%	18.36%	(7.03)%	10.63%
Net assets end of year (000s)	$2,976,467	$2,293,424	$1,747,803	$1,187,217	$1,082,777
Ratio of expenses to average net assets	0.65%	0.66%	0.72%	0.71%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.02%	1.54%	3.30%	3.62%	4.69%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$4,506,167
Investments in Affiliates, at value	601,477
Cash	244
Foreign currency, at value	698
Receivable for investments sold	154
Receivable for investments sold on a delayed-delivery basis	3,546
Receivable for Portfolio shares sold	10,553
Interest and dividends receivable	24,747
Dividends receivable from Affiliates	59
Variation margin receivable on financial derivative instruments	550
OTC swap premiums paid	8,581
Unrealized appreciation on foreign currency contracts	18,160
Unrealized appreciation on OTC swap agreements	2,108
Other assets	36
5,177,080

Liabilities:
Payable for reverse repurchase agreements	$154,625
Payable for investments in Affiliates purchased	59
Payable for investments purchased on a delayed-delivery basis	1,353,191
Deposits from counterparty	16,889
Payable for Portfolio shares redeemed	10,207
Written options outstanding	1,777
Accrued investment advisory fees	804
Accrued supervisory and administrative fees	804
Accrued distribution fees	94
Accrued servicing fees	364
Variation margin payable on financial derivative instruments	5
OTC swap premiums received	715
Unrealized depreciation on foreign currency contracts	15,874
Unrealized depreciation on OTC swap agreements	5,929
Other liabilities	6,373
1,567,710

Net Assets	$3,609,370

Net Assets Consist of:
Paid in capital	$3,384,348
Undistributed net investment income	36,985
Accumulated undistributed net realized gain	168,673
Net unrealized appreciation	19,364
$3,609,370

Net Assets:
Institutional Class	$128,674
Administrative Class	2,976,467
Advisor Class	504,229

Shares Issued and Outstanding:
Institutional Class	9,227
Administrative Class	213,442
Advisor Class	36,158

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.95
Administrative Class	13.95
Advisor Class	13.95

Cost of Investments	$4,487,807
Cost of Investments in Affiliates	$601,361
Cost of Foreign Currency Held	$697
Premiums Received on Written Options	$5,340

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$80,185
Dividends	60
Dividends from Affiliate investments	245
Miscellaneous income	2
Total Income	80,492

Expenses:
Investment advisory fees	7,586
Supervisory and administrative fees	7,585
Servicing fees – Administrative Class	3,909
Distribution and/or servicing fees – Advisor Class	789
Trustees’ fees	45
Interest expense	143
Miscellaneous expense	4
Total Expenses	20,061

Net Investment Income	60,431

Net Realized and Unrealized Gain:
Net realized gain on investments	217,977
Net realized gain on Affiliate investments	79
Net realized gain on futures contracts, written options and swaps	1,005
Net realized gain on foreign currency transactions	14,148
Net change in unrealized appreciation on investments	26,914
Net change in unrealized appreciation on Affiliate investments	142
Net change in unrealized appreciation on futures contracts, written options and swaps	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	371
Net Gain	266,683

Net Increase in Net Assets Resulting from Operations	$327,114

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$60,431	$34,082
Net realized gain	233,130	140,838
Net realized gain on Affiliate investments	79	104
Net change in unrealized appreciation (depreciation)	33,332	(14,466)
Net change in unrealized appreciation (depreciation) on Affiliate investments	142	(26)
Net increase resulting from operations	327,114	160,532

Distributions to Shareholders:
From net investment income
Institutional Class	(2,450)	(1,485)
Administrative Class	(53,656)	(29,202)
Advisor Class	(5,714)	(1,000)
From net realized capital gains
Institutional Class	(3,631)	(892)
Administrative Class	(84,959)	(19,672)
Advisor Class	(13,933)	(1,435)

Total Distributions	(164,343)	(53,686)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	878,862	581,271

Total Increase in Net Assets	1,041,633	688,117

Net Assets:
Beginning of year	2,567,737	1,879,620
End of year*	$3,609,370	$2,567,737

*Including undistributed net investment income of:	$36,985	$22,823

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Delos Aircraft, Inc.
7.000% due 03/17/2016		$5,900	$5,938
International Lease Finance Corp.
6.750% due 03/17/2015		1,000	1,006
NRG Energy, Inc.
4.000% due 07/01/2018		6,965	6,961
Vodafone Group PLC
6.875% due 08/17/2015		1,284	1,284

Total Bank Loan Obligations (Cost $15,030)			15,189

CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 17.1%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		3,465	3,639
Ally Financial, Inc.
3.649% due 02/11/2014		15,400	14,632
3.963% due 06/20/2014		1,400	1,316
6.625% due 05/15/2012		2,000	2,025
6.750% due 12/01/2014		1,600	1,615
8.300% due 02/12/2015		900	952
American Express Centurion Bank
0.426% due 06/12/2012		2,100	2,095
American Express Credit Corp.
0.414% due 02/24/2012		2,700	2,698
American International Group, Inc.
5.850% due 01/16/2018		1,300	1,274
8.175% due 05/15/2068		4,900	4,410
8.250% due 08/15/2018		1,600	1,698
ANZ National International Ltd.
0.919% due 08/19/2014		4,000	4,022
6.200% due 07/19/2013		3,200	3,397
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		5,100	5,170
Banco Santander Brasil S.A.
2.659% due 03/18/2014		7,100	6,768
Bank of Montreal
2.850% due 06/09/2015		7,900	8,197
Barclays Bank PLC
6.050% due 12/04/2017		2,300	2,090
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	5,231
BPCE S.A.
2.375% due 10/04/2013		7,900	7,655
Citigroup, Inc.
1.307% due 02/15/2013		35,100	34,457
1.609% due 03/05/2014	EUR	2,100	2,557
2.453% due 08/13/2013		$1,000	982
5.250% due 02/27/2012		3,200	3,215
5.300% due 10/17/2012		1,000	1,016
6.000% due 12/13/2013		6,599	6,833
6.400% due 03/27/2013	EUR	5,000	6,647
Commonwealth Bank of Australia
0.814% due 07/12/2013		$26,600	26,600
0.839% due 09/17/2014		4,900	4,904
1.074% due 06/25/2014		7,100	7,142
Countrywide Financial Corp.
5.800% due 06/07/2012		1,500	1,503
Credit Suisse
1.361% due 01/14/2014		31,400	30,408
Danske Bank A/S
1.451% due 04/14/2014		13,700	13,214
Dexia Credit Local
0.927% due 03/05/2013		4,500	4,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.908% due 04/29/2014		$27,000	$24,511
Ford Motor Credit Co. LLC
3.148% due 01/13/2012		1,400	1,403
7.000% due 10/01/2013		6,100	6,484
7.500% due 08/01/2012		2,446	2,526
7.800% due 06/01/2012		5,800	5,924
8.000% due 06/01/2014		3,400	3,703
Goldman Sachs Group, Inc.
1.762% due 11/15/2014	EUR	8,100	9,331
HCP, Inc.
6.700% due 01/30/2018		$3,000	3,338
HSBC Finance Corp.
0.653% due 01/15/2014		4,600	4,240
0.756% due 07/19/2012		800	788
1.807% due 04/05/2013	EUR	2,100	2,629
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,003
ICICI Bank Ltd.
2.256% due 02/24/2014		3,700	3,515
ING Bank Australia Ltd.
5.150% due 06/24/2014	AUD	800	827
ING Bank NV
1.028% due 01/13/2012		$13,200	13,199
1.379% due 03/30/2012		22,400	22,347
1.725% due 10/18/2013		6,900	6,703
International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,570
6.375% due 03/25/2013		1,000	1,000
6.500% due 09/01/2014		1,400	1,439
6.625% due 11/15/2013		900	900
6.750% due 09/01/2016		1,200	1,236
7.125% due 09/01/2018		2,500	2,600
LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,039
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	1,750	612
6.875% due 05/02/2018 ^		$1,900	513
7.000% due 09/27/2027 ^		100	26
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,044
Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,300
4.100% due 12/17/2013		9,000	9,548
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	807
Merrill Lynch & Co., Inc.
1.751% due 08/09/2013	EUR	2,700	3,218
1.850% due 01/31/2014		7,100	8,100
2.154% due 09/27/2012		900	1,129
6.050% due 08/15/2012		$14,800	15,016
Morgan Stanley
0.691% due 01/09/2014		8,600	7,785
0.883% due 10/15/2015		1,700	1,430
1.775% due 11/29/2013	EUR	9,100	10,815
1.807% due 03/01/2013		2,600	3,195
1.991% due 05/02/2014		800	920
2.953% due 05/14/2013		$4,200	4,035
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,582
Nordea Bank AB
1.301% due 01/14/2014		24,500	23,735
Pricoa Global Funding I
0.704% due 06/26/2012		15,100	15,051
Prudential Financial, Inc. CPI Linked Bond
5.820% due 06/10/2013		2,000	2,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
0.783% due 03/30/2012		$26,200	$26,198
1.316% due 04/23/2012		700	701
1.840% due 01/30/2017	EUR	1,200	1,072
2.915% due 08/23/2013		$18,700	17,986
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		19,000	18,967
SLM Corp. CPI Linked Bond
4.944% due 04/01/2014		480	448
Svenska Handelsbanken AB
1.544% due 09/14/2012		7,400	7,436
Toronto-Dominion Bank
1.625% due 09/14/2016		200	198
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		1,700	1,547
UBS AG
2.250% due 08/12/2013		4,200	4,165
Vita Capital III Ltd.
1.492% due 01/01/2012		700	700
Wachovia Corp.
1.614% due 02/13/2014	EUR	2,100	2,626
Westpac Banking Corp.
0.734% due 12/14/2012		$34,000	34,042
2.700% due 12/09/2014		5,100	5,337
3.585% due 08/14/2014		6,300	6,722
Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,824

			617,729

INDUSTRIALS 1.9%
Alcoa, Inc.
6.750% due 07/15/2018		1,900	2,100
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,386
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362
Dow Chemical Co.
4.850% due 08/15/2012		1,700	1,739
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,135
7.343% due 04/11/2013		500	526
Masco Corp.
6.125% due 10/03/2016		1,500	1,541
NXP BV
4.322% due 10/15/2013	EUR	3,507	4,493
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,357
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,962
6.500% due 06/02/2041		2,200	2,486
Rexam PLC
6.750% due 06/01/2013		1,200	1,265
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,135
UST LLC
6.625% due 07/15/2012		2,500	2,572
Videotron Ltee
6.875% due 01/15/2014		1,155	1,164
Volkswagen International Finance NV
1.031% due 10/01/2012		22,500	22,482
Xstrata Canada Corp.
7.350% due 06/05/2012		1,000	1,026

			67,079

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	$2,400	$2,588

Total Corporate Bonds & Notes (Cost $699,356)		687,396

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	435

NORTH CAROLINA 0.2%
North Carolina State Education Assistance Authority, Series 2011
0.868% due 10/26/2020	6,668	6,623

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	661

RHODE ISLAND 0.0%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	265	267

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,030	745

Total Municipal Bonds & Notes (Cost $9,327)		8,731

U.S. GOVERNMENT AGENCIES 4.5%
Fannie Mae
0.317% due 12/25/2036	135	129
0.444% due 08/25/2034	165	161
0.644% due 05/25/2042	144	145
0.734% due 05/25/2036	154	154
0.750% due 12/18/2013	30,300	30,436
0.974% due 02/25/2041	10,090	10,182
1.250% due 03/14/2014	10,100	10,277
1.418% due 07/01/2044 - 09/01/2044	100	101
1.420% due 06/01/2043	1,137	1,144
2.320% due 11/01/2024	13	14
2.381% due 05/25/2035	1,064	1,114
2.521% due 11/01/2034	2,050	2,177
4.500% due 04/01/2023 - 04/01/2024	9,779	10,437
4.527% due 12/01/2036	2,328	2,448
5.304% due 10/01/2035	676	727
5.375% due 04/11/2022	1,600	1,620
Freddie Mac
0.247% due 03/21/2013	44,600	44,651
0.428% due 10/15/2020	1,984	1,980
0.508% due 02/15/2019	278	277
0.554% due 08/25/2031	91	88
0.628% due 12/15/2030	56	56
0.728% due 08/15/2033	10,359	10,356
1.399% due 10/25/2044	5,582	5,464
1.418% due 02/25/2045	1,708	1,633
2.410% due 01/01/2034	189	199
5.337% due 12/01/2035	471	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.585% due 03/20/2037		$10,674	$10,684
NCUA Guaranteed Notes
0.724% due 10/07/2020		5,215	5,221
0.834% due 12/08/2020		6,316	6,341
Small Business Administration
5.902% due 02/10/2018		639	726
6.020% due 08/01/2028		2,151	2,460

Total U.S. Government Agencies (Cost $160,492)			161,910

U.S. TREASURY OBLIGATIONS 82.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)		145,194	151,501
0.500% due 04/15/2015		20,685	21,660
0.625% due 04/15/2013		10,497	10,682
0.625% due 07/15/2021 (f)(g)		177,291	189,743
1.125% due 01/15/2021		55,892	62,367
1.250% due 04/15/2014		46,108	48,356
1.250% due 07/15/2020		53,259	60,278
1.375% due 01/15/2020		114,394	130,311
1.625% due 01/15/2015		45,531	49,137
1.625% due 01/15/2018		22,804	25,995
1.750% due 01/15/2028 (f)(g)(h)		162,222	195,161
1.875% due 07/15/2013		72,606	75,981
1.875% due 07/15/2015		31,545	34,813
1.875% due 07/15/2019		34,569	40,759
2.000% due 04/15/2012 (e)(f)(h)		104,893	105,417
2.000% due 01/15/2014		63,470	67,264
2.000% due 07/15/2014		100,171	107,989
2.000% due 01/15/2016		108,505	121,381
2.000% due 01/15/2026		148,623	182,783
2.125% due 01/15/2019		16,451	19,571
2.125% due 02/15/2040		39,178	52,587
2.125% due 02/15/2041		93,276	126,032
2.375% due 01/15/2017		51,932	60,298
2.375% due 01/15/2025		179,624	228,459
2.375% due 01/15/2027 (g)		118,504	153,148
2.500% due 07/15/2016		16,256	18,815
2.500% due 01/15/2029		60,845	81,262
2.625% due 07/15/2017		92,967	110,703
3.000% due 07/15/2012		73,612	75,240
3.375% due 01/15/2012 (f)		281	281
3.375% due 04/15/2032		1,276	1,968
3.625% due 04/15/2028		98,216	146,027
3.875% due 04/15/2029		127,197	198,418
U.S. Treasury Notes
2.000% due 11/15/2021		4,400	4,449
3.125% due 05/15/2021		16,700	18,640

Total U.S. Treasury Obligations (Cost $2,922,752)			2,977,476

MORTGAGE-BACKED SECURITIES 6.1%
American General Mortgage Loan Trust
5.150% due 03/25/2058		4,833	4,950
American Home Mortgage Investment Trust
2.301% due 09/25/2045		680	491
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	782	1,009
2.660% due 11/19/2047		11,531	14,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 11/19/2047	EUR	26,700	$34,436
Banc of America Funding Corp.
2.656% due 02/20/2036		$1,673	1,396
5.743% due 01/20/2047		816	518
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		2,943	2,769
2.028% due 11/15/2015		9,267	8,393
5.639% due 02/17/2051		1,000	1,097
5.691% due 06/24/2050		1,600	1,759
Banc of America Mortgage Securities, Inc.
2.843% due 06/25/2035		331	261
2.881% due 02/25/2036		1,250	893
5.011% due 11/25/2034		211	177
6.500% due 09/25/2033		50	52
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.446% due 06/10/2049		462	456
5.492% due 02/10/2051		420	455
5.622% due 06/10/2049		462	467
BCAP LLC Trust
5.250% due 08/26/2037		10,000	9,800
5.636% due 03/26/2037		2,400	1,771
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		653	603
2.250% due 08/25/2035		517	443
2.400% due 10/25/2035		2,214	1,737
2.710% due 03/25/2035		933	870
2.727% due 03/25/2035		921	713
2.905% due 01/25/2035		949	729
2.918% due 01/25/2035		3,840	3,287
3.016% due 03/25/2035		282	267
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		3,318	2,104
2.774% due 03/25/2036		1,052	505
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		3,048	1,793
Chase Mortgage Finance Corp.
2.751% due 02/25/2037		183	155
Chaseflex Trust
6.000% due 02/25/2037 ^		911	671
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049		91	101
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035		80	71
2.230% due 09/25/2035		406	362
2.450% due 09/25/2035		416	332
2.580% due 10/25/2035		2,084	1,713
2.660% due 05/25/2035		103	89
5.611% due 09/25/2037 ^		2,088	1,183
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		200	223
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,345	2,414
Countrywide Alternative Loan Trust
0.464% due 05/25/2047		11,665	6,284
0.465% due 02/20/2047		960	430
0.474% due 05/25/2047		311	159
0.484% due 09/25/2046		10,847	5,031
0.574% due 12/25/2035		55	33
1.208% due 12/25/2035		264	144
6.000% due 01/25/2037 ^		533	341
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		334	282
2.763% due 11/19/2033		74	70
5.296% due 05/20/2036		299	171

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2035		$1,168	$1,092
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,427
Deutsche ALT-A Securities, Inc.
0.394% due 10/25/2036		37	14
Deutsche Mortgage Securities, Inc.
1.510% due 06/28/2047		658	651
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034		539	454
First Horizon Asset Securities, Inc.
2.630% due 02/25/2035		2,100	1,785
2.746% due 08/25/2035		1,227	945
Fosse Master Issuer PLC
1.805% due 10/18/2054		11,800	11,767
Granite Master Issuer PLC
0.325% due 12/20/2054		1,383	1,323
0.385% due 12/20/2054		374	358
0.465% due 12/20/2054		291	278
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	535	794
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$46	43
0.374% due 01/25/2047 ^		306	289
0.514% due 06/25/2045		515	304
0.564% due 11/25/2045		286	153
GS Mortgage Securities Corp.
1.142% due 03/06/2020		167	166
1.317% due 03/06/2020		1,500	1,487
4.592% due 08/10/2043		6,000	6,613
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,196	1,046
2.853% due 01/25/2035		703	590
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		157	83
0.565% due 02/19/2036		309	160
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	14,200	18,320
Indymac INDA Mortgage Loan Trust
5.066% due 11/25/2035		$2,052	1,518
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		338	234
JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		310	334
5.794% due 02/12/2051		1,300	1,438
JPMorgan Mortgage Trust
2.704% due 08/25/2035		748	515
2.773% due 08/25/2035		794	661
2.798% due 07/25/2035		1,564	1,456
2.810% due 07/25/2035		677	608
5.024% due 02/25/2035		1,405	1,368
5.137% due 07/27/2037		1,608	1,275
5.379% due 09/25/2035		365	298
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	246
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034		700	643
Mellon Residential Funding Corp.
0.718% due 12/15/2030		380	348
0.978% due 11/15/2031		471	452
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		1,812	1,179
5.136% due 12/25/2035		736	618
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		$703	$551
1.270% due 10/25/2035		442	351
1.996% due 10/25/2035		2,103	1,775
Morgan Stanley Capital
0.339% due 10/15/2020		92	91
5.879% due 06/11/2049		600	662
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036		1,187	888
Opteum Mortgage Acceptance Corp.
0.554% due 07/25/2035		104	95
Permanent Master Issuer PLC
2.872% due 07/15/2042	EUR	1,400	1,806
RBSCF Trust
6.007% due 12/16/2049		$2,500	2,815
Residential Accredit Loans, Inc.
0.594% due 08/25/2035		215	116
Securitized Asset Sales, Inc.
0.008% due 11/26/2023		5	4
Sequoia Mortgage Trust
0.485% due 07/20/2036		2,548	1,829
0.635% due 10/19/2026		139	118
Structured Adjustable Rate Mortgage Loan Trust
0.774% due 06/25/2035		129	104
1.618% due 01/25/2035		208	117
2.480% due 02/25/2034		373	335
2.532% due 08/25/2035		309	221
5.500% due 12/25/2034		1,416	1,281
Structured Asset Mortgage Investments, Inc.
0.484% due 06/25/2036		161	94
0.504% due 04/25/2036		671	353
0.535% due 07/19/2035		2,261	1,789
0.945% due 10/19/2034		156	129
Structured Asset Securities Corp.
2.650% due 10/25/2035		173	137
Swan Trust
5.747% due 04/25/2041	AUD	605	611
Vornado DP LLC
4.004% due 09/13/2028		$6,500	7,006
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		2,287	2,047
0.368% due 09/15/2021		3,816	3,630
5.088% due 08/15/2041		1,400	1,502
5.418% due 01/15/2045		410	448
WaMu Mortgage Pass-Through Certificates
0.554% due 11/25/2045		316	226
0.584% due 10/25/2045		1,919	1,386
0.938% due 01/25/2047		1,243	680
0.978% due 05/25/2047		707	407
1.018% due 12/25/2046		166	98
1.208% due 02/25/2046		255	169
1.408% due 11/25/2042		36	28
1.708% due 11/25/2046		175	112
2.718% due 07/25/2046		1,154	754
5.152% due 12/25/2035		433	356
5.550% due 08/25/2035		640	530
5.933% due 10/25/2036		1,059	728
Wells Fargo Mortgage-Backed Securities Trust
2.701% due 09/25/2034		225	222

Total Mortgage-Backed Securities (Cost $242,780)			221,517

ASSET-BACKED SECURITIES 4.5%
Access Group, Inc.
1.718% due 10/27/2025		11,037	11,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp.
0.344% due 12/25/2036		$10	$10
AMMC CDO
0.731% due 05/03/2018		492	470
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	3,407	4,002
ARES CLO Ltd.
0.768% due 03/12/2018		$1,982	1,924
Asset-Backed Funding Certificates
0.644% due 06/25/2034		1,414	1,009
Babson CLO Ltd.
0.777% due 11/15/2016		1,449	1,410
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		9	9
0.954% due 10/25/2032		23	20
Carrington Mortgage Loan Trust
0.344% due 01/25/2037		54	53
Citibank Omni Master Trust
2.378% due 05/16/2016		10,400	10,465
3.028% due 08/15/2018		6,500	6,823
Citigroup Mortgage Loan Trust, Inc.
0.374% due 01/25/2037		316	141
College Loan Corp. Trust
0.668% due 01/25/2024		800	785
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		95	100
Countrywide Asset-Backed Certificates
0.474% due 07/25/2036		4,508	3,685
0.544% due 04/25/2036		345	295
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		116	71
Cumberland CLO Ltd.
0.694% due 11/10/2019		4,519	4,351
Duane Street CLO
0.688% due 11/08/2017		1,456	1,396
Equity One ABS, Inc.
0.594% due 04/25/2034		93	66
First CLO Ltd.
0.854% due 12/14/2016		753	736
First Franklin Mortgage Loan Asset-Backed Certificates
0.634% due 11/25/2035		20,899	17,324
0.674% due 09/25/2035		11,534	10,867
GSAMP Trust
0.364% due 12/25/2036		142	93
Harbourmaster CLO Ltd.
1.686% due 06/15/2020	EUR	604	732
Harvest CLO S.A.
2.228% due 03/29/2017		344	431
HSBC Home Equity Loan Trust
0.435% due 03/20/2036		$2,242	2,073
HSI Asset Securitization Corp. Trust
0.344% due 10/25/2036		11	4
0.344% due 12/25/2036		43	42
Illinois Student Assistance Commission
0.898% due 04/25/2017		1,113	1,107
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		46	45
Katonah Ltd.
0.883% due 09/20/2016		3,527	3,457
Landmark CDO Ltd.
0.827% due 06/01/2017		5,175	4,983
Magi Funding PLC
2.015% due 04/11/2021	EUR	2,231	2,645

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	707	$911
Merrill Lynch Mortgage Investors, Inc.
0.364% due 07/25/2037		$1	1
0.374% due 09/25/2037		30	7
0.414% due 02/25/2037		537	243
Morgan Stanley IXIS Real Estate Capital Trust
0.344% due 11/25/2036		15	4
Nautique Funding Ltd.
0.653% due 04/15/2020		962	881
Navigare Funding CLO Ltd.
0.739% due 05/20/2019		625	605
Nelnet Student Loan Trust
1.118% due 07/25/2018		1,180	1,181
NYLIM Flatiron CLO Ltd.
0.658% due 08/08/2020		600	561
Pacifica CDO Ltd.
0.807% due 02/15/2017		6,107	5,951
Park Place Securities, Inc.
0.554% due 09/25/2035		31	27
Penta CLO S.A.
1.917% due 06/04/2024	EUR	3,970	4,568
Racers
0.811% due 07/25/2017		$1,381	1,347
Renaissance Home Equity Loan Trust
1.054% due 12/25/2032		65	44
Securitized Asset-Backed Receivables LLC Trust
0.354% due 12/25/2036 ^		421	92
SLM Student Loan Trust
0.458% due 04/25/2019		8,800	8,514
0.528% due 04/25/2017		139	139
0.868% due 01/25/2017		1,500	1,496
1.835% due 10/25/2023	EUR	3,900	4,526
1.918% due 04/25/2023		$17,649	18,077
1.928% due 12/15/2017		2,254	2,262
2.350% due 04/15/2039		4,645	4,657
4.500% due 11/16/2043		8,640	8,200
Soundview Home Equity Loan Trust
0.354% due 11/25/2036		68	19
1.094% due 10/25/2037		39	38
Structured Asset Securities Corp.
1.757% due 04/25/2035		880	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO Ltd.
0.697% due 05/15/2019		$3,100	$2,904
Wind River CLO Ltd.
0.889% due 12/19/2016		660	628
Wood Street CLO BV
1.988% due 03/29/2021	EUR	685	829

Total Asset-Backed Securities (Cost $164,155)			162,104

SOVEREIGN ISSUES 6.0%
Australia Government Bond
5.500% due 01/21/2018	AUD	10,300	11,738
Australia Government CPI Linked Bond
2.500% due 09/20/2030		3,700	4,569
3.000% due 09/20/2025		24,600	32,437
4.000% due 08/20/2020		17,800	33,829
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	941	1,202
2.750% due 09/01/2016		9,600	10,050
4.250% due 12/01/2021 (b)		14,541	20,450
Colombia Government International Bond
10.000% due 01/23/2012		$350	351
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	18,900	23,107
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		4,765	5,372
2.100% due 09/15/2021 (b)		27,569	26,761
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	8,800	10,690
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	8,101	16,051
4.250% due 12/07/2040		8,900	16,990
4.750% due 12/07/2038		1,900	3,914

Total Sovereign Issues (Cost $219,114)			217,511

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		1	844

Total Convertible Preferred Securities (Cost $800)			844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.2%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bradesco S.A.
0.000% due 03/23/2012 (l)		$13,400	$13,384
Banco de Brasil New York
1.166% due 01/17/2012		3,500	3,496

			16,880

JAPAN TREASURY BILLS 0.7%
0.100% due 01/23/2012	JPY	2,000,000	25,983

U.S. TREASURY BILLS 0.3%
0.050% due 01/05/2012 - 12/13/2012 (a)(d)(e)		$10,120	10,117

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 16.7%
		60,057,624	601,477

Total Short-Term Instruments (Cost $654,184)			654,457

PURCHASED OPTIONS (j) 0.0%
(Cost $1,178)			509

Total Investments 141.5% (Cost $5,089,168)			$5,107,644

Written Options (k) (0.0%) (Premiums $5,340)			(1,777)

Other Assets and Liabilities (Net) (41.5%)			(1,496,497)

Net Assets 100.0%			$3,609,370

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,379 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $9,439 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $99,282 at a weighted average interest rate of 0.156%. On December 31, 2011, securities valued at $156,196 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,333 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2013	1,641	$2,920
90-Day Eurodollar June Futures	Long	06/2013	190	238
90-Day Eurodollar March Futures	Long	03/2013	1,107	1,384
90-Day Eurodollar March Futures	Long	03/2014	254	117
90-Day Eurodollar September Futures	Long	09/2013	505	681
U.S. Treasury 10-Year Note March Futures	Long	03/2012	400	271

				$5,611

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $637 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$3,400	$ (1,040)	$(334)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes US Finance LLC	BOA	(0.460%	)	12/20/2013	0.205%	$	650	$(4)	$0	$(4)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.588%		300	(0)	0	(0)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.646%		3,500	(141)	0	(141)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	1.646%		1,500	(61)	0	(61)
HCP, Inc.	GST	(2.910%	)	03/20/2018	2.263%		3,000	(111)	0	(111)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	6.719%		400	10	(13)	23
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	6.903%		900	83	0	83
Kraft Foods, Inc.	BOA	(0.460%	)	12/20/2013	0.264%		650	(3)	0	(3)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	2.368%		1,000	21	0	21
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.457%		2,000	(28)	0	(28)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.457%		2,000	(11)	0	(11)
Masco Corp.	CBK	(1.910%	)	12/20/2016	3.803%		1,500	123	0	123
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.502%		1,200	(17)	0	(17)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.940%		1,000	25	0	25
UST LLC	BOA	(0.340%	)	09/20/2012	0.138%		2,500	(4)	0	(4)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.227%		1,000	(4)	0	(4)

								$(122)	$(13)	$(109)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	JPM	1.000%	03/20/2018	3.840%	$	1,100	$(162)	$(62)	$(100)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		2,600	(26)	(31)	5
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.818%		6,000	(362)	(198)	(164)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		600	(6)	(7)	1
Brazil Government International Bond	RYL	1.000%	06/20/2015	1.306%		1,000	(10)	(19)	9
France Government Bond	DUB	0.250%	06/20/2015	1.913%		900	(50)	(30)	(20)
France Government Bond	JPM	0.250%	12/20/2015	1.997%		1,000	(65)	(20)	(45)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		5,500	(44)	123	(167)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.219%		400	(4)	8	(12)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		3,300	(26)	69	(95)
Japan Government International Bond	HUS	1.000%	06/20/2016	1.307%		13,300	(170)	(7)	(163)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.219%		2,300	(18)	47	(65)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.219%		2,300	(18)	52	(70)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	4.898%		1,000	(27)	(32)	5
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		700	1	(9)	10
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.872%		4,600	27	104	(77)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%		1,300	14	11	3
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		2,300	13	28	(15)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,600	17	8	9
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		2,500	21	58	(37)
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.792%		5,100	43	120	(77)

							$(862)	$199	$(1,061)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	16,600	$1,333	$2,205	$(872)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	249	460	(211)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	739	1,288	(549)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		7,200	578	1,015	(437)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		2,000	160	275	(115)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		3,900	313	550	(237)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		2,400	206	325	(119)

						$3,578	$6,118	$(2,540)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	20,000	$(444)	$(101)	$(343)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		8,100	(179)	(89)	(90)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	9,900	162	(46)	208
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		37,100	624	19	605
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		11,500	193	16	177
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		9,600	170	0	170
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		10,900	209	(29)	238
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	74	15	59
Pay	1-Year BRL-CDI	12.280%	01/02/2013	BRC		16,700	368	64	304
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		49,100	(0)	168	(168)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		348,900	172	1,366	(1,194)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		26,900	27	121	(94)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		19,400	54	63	(9)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	4,100	11	(2)	13
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BRC		3,900	10	(3)	13

							$1,451	$1,562	$(111)

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	37,500	$91	$16
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		32,500	1,087	493

								$1,178	$509

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	139,100	$683	$(189)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		37,500	214	(51)
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,800	0	(34)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,800	0	(29)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,400	0	(34)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,400	0	(28)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	(2)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		35,200	0	(228)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		35,200	0	(84)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		40,400	0	(179)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		40,400	0	(142)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,381	(68)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,600	180	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,200	324	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		146,900	1,072	(459)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,700	24	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		6,300	43	0

								$4,792	$(1,534)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$ 160	$(72)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	(132)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	(19)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	(20)

							$ 548	$(243)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	2,468	$560,100	AUD	0	EUR	16,600	$5,979
Sales	2,084	1,328,900		32,800		0	7,203
Closing Buys	(4,411)	(937,800)		0		(16,600)	(7,288)
Expirations	0	0		(32,800)		0	(308)
Exercised	(141)	(31,600)		0		0	(246)

Balance at 12/31/2011	0	$919,600	AUD	0	EUR	0	$5,340

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Banco Bradesco S.A.	0.000%	03/23/2012	03/21/2011	$13,350	$13,384	0.37%

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	13,963	02/2012	CBK	$0	$(376)	$(376)
Sell		109,009	02/2012	JPM	0	(3,709)	(3,709)
Sell		8,525	02/2012	UAG	0	(275)	(275)
Buy	BRL	58	01/2012	MSC	1	0	1
Sell		58	01/2012	MSC	0	0	0
Buy		58	01/2012	UAG	0	0	0
Sell		58	01/2012	UAG	1	0	1
Sell		1,992	03/2012	HUS	5	0	5
Sell		3,317	03/2012	MSC	6	(2)	4
Buy		58	03/2012	UAG	0	(1)	(1)
Sell	CAD	1,099	02/2012	BRC	4	0	4
Buy		12,257	02/2012	DUB	16	0	16
Sell		16,095	02/2012	MSC	0	(174)	(174)
Sell		4,787	02/2012	RBC	1	0	1
Buy	CNY	12,000	02/2012	DUB	42	0	42
Buy		33,446	02/2012	JPM	144	0	144
Buy		56,340	06/2012	BRC	33	0	33
Buy	EUR	46,414	01/2012	BRC	0	(689)	(689)
Sell		55,013	01/2012	BRC	4,354	0	4,354
Buy		54,607	01/2012	CBK	0	(641)	(641)
Buy		2,442	01/2012	DUB	0	(139)	(139)
Sell		51,766	01/2012	DUB	4,405	0	4,405
Sell		119,391	01/2012	FBL	4,975	0	4,975
Buy		9,557	01/2012	JPM	0	(187)	(187)
Buy		3,829	01/2012	MSC	0	(55)	(55)
Buy		1,548	01/2012	RBC	0	(116)	(116)
Buy		22,763	01/2012	UAG	0	(281)	(281)
Sell		37,090	02/2012	BRC	462	0	462
Sell		52,538	02/2012	CBK	633	0	633
Sell		7,789	02/2012	JPM	81	0	81
Sell		21,974	02/2012	UAG	217	0	217
Sell	GBP	4,993	01/2012	BRC	75	0	75
Buy		310	01/2012	CBK	0	(2)	(2)
Sell		20,001	01/2012	GST	233	0	233
Buy		24,684	01/2012	RBC	0	(321)	(321)
Sell		24,684	02/2012	RBC	321	0	321
Buy	IDR	14,251,200	01/2012	CBK	0	(23)	(23)
Sell		41,367,637	01/2012	GST	0	(3)	(3)
Sell		23,602,223	01/2012	JPM	21	0	21
Buy		61,972,600	01/2012	UAG	0	(195)	(195)
Sell		11,254,500	01/2012	UAG	8	0	8
Sell	INR	693,900	07/2012	BRC	799	0	799
Sell		102,045	07/2012	DUB	0	0	0
Sell		57,443	07/2012	GST	0	(7)	(7)
Sell		116,813	07/2012	HUS	18	(8)	10
Sell		340,700	07/2012	JPM	358	(6)	352
Buy		1,310,902	07/2012	UAG	0	(4,664)	(4,664)
Sell	JPY	2,000,000	01/2012	CBK	0	(70)	(70)
Sell		675,284	01/2012	DUB	21	0	21
Sell	KRW	11,960,265	02/2012	BRC	150	(3)	147
Sell		12,656,070	02/2012	CBK	448	0	448
Sell		1,174,428	02/2012	DUB	2	0	2
Sell		2,490,673	02/2012	GST	0	0	0
Sell		2,071,800	02/2012	HUS	22	0	22
Sell		4,781,905	02/2012	MSC	97	0	97
Buy		35,135,942	02/2012	UAG	0	(2,748)	(2,748)
Buy	MXN	135,455	03/2012	HUS	0	(333)	(333)
Sell		32,050	03/2012	MSC	22	0	22
Sell		66,021	03/2012	UAG	31	0	31
Sell	MYR	9,198	04/2012	BRC	0	(11)	(11)
Buy		2,886	04/2012	CBK	0	(27)	(27)
Sell		10,616	04/2012	DUB	0	(13)	(13)
Sell		3,735	04/2012	HUS	0	(5)	(5)
Sell		6,863	04/2012	JPM	0	(13)	(13)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	27,526	04/2012	UAG	$0	$(428)	$(428)
Buy	PHP	341,678	03/2012	BRC	0	(200)	(200)
Sell		330,317	03/2012	BRC	22	(28)	(6)
Buy		94,700	03/2012	CBK	0	(23)	(23)
Sell		76,965	03/2012	GST	0	(6)	(6)
Sell		111,143	03/2012	HUS	0	(5)	(5)
Buy		307,798	03/2012	JPM	0	(60)	(60)
Sell		134,549	03/2012	JPM	31	0	31
Sell		91,203	03/2012	MSC	20	0	20
Sell	SGD	4,296	02/2012	BRC	9	(15)	(6)
Sell		1,302	02/2012	DUB	0	(4)	(4)
Buy		9,423	02/2012	FBL	63	0	63
Sell		1,366	02/2012	HUS	0	(4)	(4)
Sell		2,458	02/2012	UAG	9	(4)	5

					$18,160	$(15,874)	$2,286

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$15,189	$0	$15,189
Corporate Bonds & Notes
Banking & Finance	0	617,029	700	617,729
Industrials	0	67,079	0	67,079
Utilities	0	2,588	0	2,588
Municipal Bonds & Notes
California	0	435	0	435
North Carolina	0	6,623	0	6,623
Ohio	0	661	0	661
Rhode Island	0	267	0	267
West Virginia	0	745	0	745
U.S. Government Agencies	0	150,348	11,562	161,910
U.S. Treasury Obligations	0	2,977,476	0	2,977,476
Mortgage-Backed Securities	0	209,946	11,571	221,517
Asset-Backed Securities	0	158,965	3,139	162,104
Sovereign Issues	0	217,511	0	217,511
Convertible Preferred Securities
Banking & Finance	844	0	0	844
Short-Term Instruments
Certificates of Deposit	0	16,880	0	16,880
Japan Treasury Bills	0	25,983	0	25,983
U.S. Treasury Bills	0	10,117	0	10,117

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
PIMCO Short-Term Floating NAV Portfolio	$601,477	$0	$0	$601,477
Purchased Options
Interest Rate Contracts	0	509	0	509
	$602,321	$4,478,351	$26,972	$5,107,644

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	321	0	321
Foreign Exchange Contracts	0	18,160	0	18,160
Interest Rate Contracts	5,611	1,787	0	7,398
	$5,611	$20,268	$0	$25,879

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4,031)	0	(4,031)
Foreign Exchange Contracts	0	(15,874)	0	(15,874)
Interest Rate Contracts	0	(3,766)	(243)	(4,009)
	$0	$(23,671)	$(243)	$(23,914)

Totals	$607,932	$4,474,948	$26,729	$5,109,609

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$696	$0	$0	$0	$0	$4	$0	$0	$700	$5
U.S. Government Agencies	25,676	(12,596)	(1,581)	0	0	63	0	0	11,562	57
Mortgage-Backed Securities	4,969	11,718	(3,300)	74	17	(136)	0	(1,771)	11,571	(220)
Asset-Backed Securities	21,415	0	(3,360)	167	122	162	911	(16,278)	3,139	(10)
Short-Term Instruments
Short-Term Notes	780	0	(800)	20	0	0	0	0	0	0

	$53,536	$(878)	$(9,041)	$261	$139	$93	$911	$(18,049)	$26,972	$(168)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,148)	$0	$0	$0	$1,002	$903	$0	$0	$(243)	$365

Totals	$51,388	$(878)	$(9,041)	$261	$1,141	$996	$911	$(18,049)	$26,729	$197

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Purchased Options outstanding	$0	$0	$0	$0	$509	$509
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	550	550
Unrealized appreciation on foreign currency contracts	0	0	0	18,160	0	18,160
Unrealized appreciation on OTC swap agreements	0	321	0	0	1,787	2,108

	$0	$321	$0	$18,160	$2,846	$21,327

Liabilities:
Written option outstanding	$0	$0	$0	$0	$1,777	$1,777
Variation margin payable on financial derivative instruments (2)	0	0	0	0	5	5
Unrealized depreciation on foreign currency contracts	0	0	0	15,874	0	15,874
Unrealized depreciation on OTC swap agreements	0	4,031	0	0	1,898	5,929

	$0	$4,031	$0	$15,874	$3,680	$23,585

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$1,116	$1,116
Net realized gain (loss) on futures contracts, written options and swaps	0	1,851	0	308	(1,154)	1,005
Net realized gain on foreign currency transactions	0	0	0	16,490	0	16,490

	$0	$1,851	$0	$16,798	$(38)	$18,611

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(822)	$(822)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swap	0	(3,521)	0	0	9,568	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	424	0	424

	$0	$(3,521)	$0	$424	$8,746	$5,649

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $5,611 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(334) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(176)	$156	$(20)
BPS	(244)	0	(244)
BRC	5,297	(5,330)	(33)
CBK	1,117	(1,500)	(383)
DUB	4,065	(4,070)	(5)
FBF	43	0	43
FBL	5,038	(4,980)	58
GLM	589	(700)	(111)
GST	17	(280)	(263)
HUS	(125)	260	135
JPM	(2,841)	1,429	(1,412)
MSC	(85)	(160)	(245)
MYC	140	(110)	30
RBC	(115)	0	(115)
RYL	97	0	97
UAG	(7,754)	7,579	(175)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate

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December 31, 2011

securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements  (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

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recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular

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Notes to Financial Statements  (Cont.)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,743	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$433,411	$2,260,145	$(2,092,300)	$79	$142	$601,477	$245

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,622,960	$16,131,440	$870,293	$535,776

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements  (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,761	$38,001	2,296	$29,878
Administrative Class	76,166	1,052,214	67,379	876,739
Advisor Class	24,630	341,183	11,997	158,364
Issued as reinvestment of distributions
Institutional Class	440	6,082	182	2,377
Administrative Class	10,037	138,646	3,747	48,874
Advisor Class	1,419	19,653	186	2,435
Cost of shares redeemed
Institutional Class	(1,530)	(20,838)	(3,026)	(38,475)
Administrative Class	(47,303)	(651,633)	(37,099)	(481,277)
Advisor Class	(3,211)	(44,446)	(1,356)	(17,644)
Net increase resulting from Portfolio share transactions	63,409	$878,862	44,306	$581,271

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$229,265	$19,209	$(7,742)	$(15,710)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$5,105,026	$68,105	$(65,486)	$2,619

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$148,949	$15,395	$—
12/31/2010	$51,686	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.17%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.04%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT57AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Real Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.3%
Corporate Bonds & Notes	13.5%
Short-Term Instruments	12.8%
Mortgage-Backed Securities	4.3%
Sovereign Issues	4.3%
Other	6.8%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Real Return Portfolio Institutional Class	11.83%	8.16%	7.91%	8.33%
Barclays Capital U.S. TIPS Index±	13.56%	7.95%	7.57%	7.84%	*

All Portfolio returns are net of fees and expenses

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.51% for Institutional Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,063.20	$1,022.63
Expenses Paid During Period*	$2.65	$2.60
Net Annualized Expense Ratio	0.51%	0.51%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An underweight to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from returns as U.S. real yields rallied. TIPS posted strong positive returns during 2011 amid a rally in real yields.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as U.S. nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Exposure to U.K. real duration during the last quarter of the year contributed to performance as U.K. real yields rallied.

»

Holdings of Italian linkers (or inflation-linked bonds) during the second and third quarters of the reporting period detracted from returns as Italian real yields rose significantly during this period.

»	Exposure to select investment grade corporate securities, especially within the financial sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market (EM) currencies detracted from returns as these currencies depreciated against the U.S. dollar; however, short exposure to the euro somewhat limited the downside.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income (a)	0.30	0.22	0.43	0.46	0.58
Net realized/unrealized gain (loss)	1.24	0.81	1.63	(1.29)	0.67
Total income (loss) from investment operations	1.54	1.03	2.06	(0.83)	1.25
Dividends from net investment income	(0.31)	(0.21)	(0.40)	(0.46)	(0.58)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.73)	(0.33)	(0.88)	(0.48)	(0.61)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.83%	8.27%	18.54%	(6.89)%	10.80%
Net assets end of year (000s)	$128,674	$99,287	$100,808	$67,953	$43,300
Ratio of expenses to average net assets	0.50%	0.51%	0.57%	0.57%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.17%	1.68%	3.49%	3.75%	4.84%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$4,506,167
Investments in Affiliates, at value	601,477
Cash	244
Foreign currency, at value	698
Receivable for investments sold	154
Receivable for investments sold on a delayed-delivery basis	3,546
Receivable for Portfolio shares sold	10,553
Interest and dividends receivable	24,747
Dividends receivable from Affiliates	59
Variation margin receivable on financial derivative instruments	550
OTC swap premiums paid	8,581
Unrealized appreciation on foreign currency contracts	18,160
Unrealized appreciation on OTC swap agreements	2,108
Other assets	36
5,177,080

Liabilities:
Payable for reverse repurchase agreements	$154,625
Payable for investments in Affiliates purchased	59
Payable for investments purchased on a delayed-delivery basis	1,353,191
Deposits from counterparty	16,889
Payable for Portfolio shares redeemed	10,207
Written options outstanding	1,777
Accrued investment advisory fees	804
Accrued supervisory and administrative fees	804
Accrued distribution fees	94
Accrued servicing fees	364
Variation margin payable on financial derivative instruments	5
OTC swap premiums received	715
Unrealized depreciation on foreign currency contracts	15,874
Unrealized depreciation on OTC swap agreements	5,929
Other liabilities	6,373
1,567,710

Net Assets	$3,609,370

Net Assets Consist of:
Paid in capital	$3,384,348
Undistributed net investment income	36,985
Accumulated undistributed net realized gain	168,673
Net unrealized appreciation	19,364
$3,609,370

Net Assets:
Institutional Class	$128,674
Administrative Class	2,976,467
Advisor Class	504,229

Shares Issued and Outstanding:
Institutional Class	9,227
Administrative Class	213,442
Advisor Class	36,158

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.95
Administrative Class	13.95
Advisor Class	13.95

Cost of Investments	$4,487,807
Cost of Investments in Affiliates	$601,361
Cost of Foreign Currency Held	$697
Premiums Received on Written Options	$5,340

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$80,185
Dividends	60
Dividends from Affiliate investments	245
Miscellaneous income	2
Total Income	80,492

Expenses:
Investment advisory fees	7,586
Supervisory and administrative fees	7,585
Servicing fees – Administrative Class	3,909
Distribution and/or servicing fees – Advisor Class	789
Trustees’ fees	45
Interest expense	143
Miscellaneous expense	4
Total Expenses	20,061

Net Investment Income	60,431

Net Realized and Unrealized Gain:
Net realized gain on investments	217,977
Net realized gain on Affiliate investments	79
Net realized gain on futures contracts, written options and swaps	1,005
Net realized gain on foreign currency transactions	14,148
Net change in unrealized appreciation on investments	26,914
Net change in unrealized appreciation on Affiliate investments	142
Net change in unrealized appreciation on futures contracts, written options and swaps	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	371
Net Gain	266,683

Net Increase in Net Assets Resulting from Operations	$327,114

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$60,431	$34,082
Net realized gain	233,130	140,838
Net realized gain on Affiliate investments	79	104
Net change in unrealized appreciation (depreciation)	33,332	(14,466)
Net change in unrealized appreciation (depreciation) on Affiliate investments	142	(26)
Net increase resulting from operations	327,114	160,532

Distributions to Shareholders:
From net investment income
Institutional Class	(2,450)	(1,485)
Administrative Class	(53,656)	(29,202)
Advisor Class	(5,714)	(1,000)
From net realized capital gains
Institutional Class	(3,631)	(892)
Administrative Class	(84,959)	(19,672)
Advisor Class	(13,933)	(1,435)

Total Distributions	(164,343)	(53,686)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	878,862	581,271

Total Increase in Net Assets	1,041,633	688,117

Net Assets:
Beginning of year	2,567,737	1,879,620
End of year*	$3,609,370	$2,567,737

*Including undistributed net investment income of:	$36,985	$22,823

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Delos Aircraft, Inc.
7.000% due 03/17/2016		$5,900	$5,938
International Lease Finance Corp.
6.750% due 03/17/2015		1,000	1,006
NRG Energy, Inc.
4.000% due 07/01/2018		6,965	6,961
Vodafone Group PLC
6.875% due 08/17/2015		1,284	1,284

Total Bank Loan Obligations (Cost $15,030)			15,189

CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 17.1%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		3,465	3,639
Ally Financial, Inc.
3.649% due 02/11/2014		15,400	14,632
3.963% due 06/20/2014		1,400	1,316
6.625% due 05/15/2012		2,000	2,025
6.750% due 12/01/2014		1,600	1,615
8.300% due 02/12/2015		900	952
American Express Centurion Bank
0.426% due 06/12/2012		2,100	2,095
American Express Credit Corp.
0.414% due 02/24/2012		2,700	2,698
American International Group, Inc.
5.850% due 01/16/2018		1,300	1,274
8.175% due 05/15/2068		4,900	4,410
8.250% due 08/15/2018		1,600	1,698
ANZ National International Ltd.
0.919% due 08/19/2014		4,000	4,022
6.200% due 07/19/2013		3,200	3,397
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		5,100	5,170
Banco Santander Brasil S.A.
2.659% due 03/18/2014		7,100	6,768
Bank of Montreal
2.850% due 06/09/2015		7,900	8,197
Barclays Bank PLC
6.050% due 12/04/2017		2,300	2,090
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	5,231
BPCE S.A.
2.375% due 10/04/2013		7,900	7,655
Citigroup, Inc.
1.307% due 02/15/2013		35,100	34,457
1.609% due 03/05/2014	EUR	2,100	2,557
2.453% due 08/13/2013		$1,000	982
5.250% due 02/27/2012		3,200	3,215
5.300% due 10/17/2012		1,000	1,016
6.000% due 12/13/2013		6,599	6,833
6.400% due 03/27/2013	EUR	5,000	6,647
Commonwealth Bank of Australia
0.814% due 07/12/2013		$26,600	26,600
0.839% due 09/17/2014		4,900	4,904
1.074% due 06/25/2014		7,100	7,142
Countrywide Financial Corp.
5.800% due 06/07/2012		1,500	1,503
Credit Suisse
1.361% due 01/14/2014		31,400	30,408
Danske Bank A/S
1.451% due 04/14/2014		13,700	13,214
Dexia Credit Local
0.927% due 03/05/2013		4,500	4,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.908% due 04/29/2014		$27,000	$24,511
Ford Motor Credit Co. LLC
3.148% due 01/13/2012		1,400	1,403
7.000% due 10/01/2013		6,100	6,484
7.500% due 08/01/2012		2,446	2,526
7.800% due 06/01/2012		5,800	5,924
8.000% due 06/01/2014		3,400	3,703
Goldman Sachs Group, Inc.
1.762% due 11/15/2014	EUR	8,100	9,331
HCP, Inc.
6.700% due 01/30/2018		$3,000	3,338
HSBC Finance Corp.
0.653% due 01/15/2014		4,600	4,240
0.756% due 07/19/2012		800	788
1.807% due 04/05/2013	EUR	2,100	2,629
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,003
ICICI Bank Ltd.
2.256% due 02/24/2014		3,700	3,515
ING Bank Australia Ltd.
5.150% due 06/24/2014	AUD	800	827
ING Bank NV
1.028% due 01/13/2012		$13,200	13,199
1.379% due 03/30/2012		22,400	22,347
1.725% due 10/18/2013		6,900	6,703
International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,570
6.375% due 03/25/2013		1,000	1,000
6.500% due 09/01/2014		1,400	1,439
6.625% due 11/15/2013		900	900
6.750% due 09/01/2016		1,200	1,236
7.125% due 09/01/2018		2,500	2,600
LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,039
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	1,750	612
6.875% due 05/02/2018 ^		$1,900	513
7.000% due 09/27/2027 ^		100	26
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,044
Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,300
4.100% due 12/17/2013		9,000	9,548
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	807
Merrill Lynch & Co., Inc.
1.751% due 08/09/2013	EUR	2,700	3,218
1.850% due 01/31/2014		7,100	8,100
2.154% due 09/27/2012		900	1,129
6.050% due 08/15/2012		$14,800	15,016
Morgan Stanley
0.691% due 01/09/2014		8,600	7,785
0.883% due 10/15/2015		1,700	1,430
1.775% due 11/29/2013	EUR	9,100	10,815
1.807% due 03/01/2013		2,600	3,195
1.991% due 05/02/2014		800	920
2.953% due 05/14/2013		$4,200	4,035
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,582
Nordea Bank AB
1.301% due 01/14/2014		24,500	23,735
Pricoa Global Funding I
0.704% due 06/26/2012		15,100	15,051
Prudential Financial, Inc. CPI Linked Bond
5.820% due 06/10/2013		2,000	2,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
0.783% due 03/30/2012		$26,200	$26,198
1.316% due 04/23/2012		700	701
1.840% due 01/30/2017	EUR	1,200	1,072
2.915% due 08/23/2013		$18,700	17,986
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		19,000	18,967
SLM Corp. CPI Linked Bond
4.944% due 04/01/2014		480	448
Svenska Handelsbanken AB
1.544% due 09/14/2012		7,400	7,436
Toronto-Dominion Bank
1.625% due 09/14/2016		200	198
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		1,700	1,547
UBS AG
2.250% due 08/12/2013		4,200	4,165
Vita Capital III Ltd.
1.492% due 01/01/2012		700	700
Wachovia Corp.
1.614% due 02/13/2014	EUR	2,100	2,626
Westpac Banking Corp.
0.734% due 12/14/2012		$34,000	34,042
2.700% due 12/09/2014		5,100	5,337
3.585% due 08/14/2014		6,300	6,722
Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,824

			617,729

INDUSTRIALS 1.9%
Alcoa, Inc.
6.750% due 07/15/2018		1,900	2,100
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,386
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362
Dow Chemical Co.
4.850% due 08/15/2012		1,700	1,739
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,135
7.343% due 04/11/2013		500	526
Masco Corp.
6.125% due 10/03/2016		1,500	1,541
NXP BV
4.322% due 10/15/2013	EUR	3,507	4,493
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,357
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,962
6.500% due 06/02/2041		2,200	2,486
Rexam PLC
6.750% due 06/01/2013		1,200	1,265
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,135
UST LLC
6.625% due 07/15/2012		2,500	2,572
Videotron Ltee
6.875% due 01/15/2014		1,155	1,164
Volkswagen International Finance NV
1.031% due 10/01/2012		22,500	22,482
Xstrata Canada Corp.
7.350% due 06/05/2012		1,000	1,026

			67,079

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	$2,400	$2,588

Total Corporate Bonds & Notes (Cost $699,356)		687,396

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	435

NORTH CAROLINA 0.2%
North Carolina State Education Assistance Authority, Series 2011
0.868% due 10/26/2020	6,668	6,623

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	661

RHODE ISLAND 0.0%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	265	267

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,030	745

Total Municipal Bonds & Notes (Cost $9,327)		8,731

U.S. GOVERNMENT AGENCIES 4.5%
Fannie Mae
0.317% due 12/25/2036	135	129
0.444% due 08/25/2034	165	161
0.644% due 05/25/2042	144	145
0.734% due 05/25/2036	154	154
0.750% due 12/18/2013	30,300	30,436
0.974% due 02/25/2041	10,090	10,182
1.250% due 03/14/2014	10,100	10,277
1.418% due 07/01/2044 - 09/01/2044	100	101
1.420% due 06/01/2043	1,137	1,144
2.320% due 11/01/2024	13	14
2.381% due 05/25/2035	1,064	1,114
2.521% due 11/01/2034	2,050	2,177
4.500% due 04/01/2023 - 04/01/2024	9,779	10,437
4.527% due 12/01/2036	2,328	2,448
5.304% due 10/01/2035	676	727
5.375% due 04/11/2022	1,600	1,620
Freddie Mac
0.247% due 03/21/2013	44,600	44,651
0.428% due 10/15/2020	1,984	1,980
0.508% due 02/15/2019	278	277
0.554% due 08/25/2031	91	88
0.628% due 12/15/2030	56	56
0.728% due 08/15/2033	10,359	10,356
1.399% due 10/25/2044	5,582	5,464
1.418% due 02/25/2045	1,708	1,633
2.410% due 01/01/2034	189	199
5.337% due 12/01/2035	471	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.585% due 03/20/2037		$10,674	$10,684
NCUA Guaranteed Notes
0.724% due 10/07/2020		5,215	5,221
0.834% due 12/08/2020		6,316	6,341
Small Business Administration
5.902% due 02/10/2018		639	726
6.020% due 08/01/2028		2,151	2,460

Total U.S. Government Agencies (Cost $160,492)			161,910

U.S. TREASURY OBLIGATIONS 82.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)		145,194	151,501
0.500% due 04/15/2015		20,685	21,660
0.625% due 04/15/2013		10,497	10,682
0.625% due 07/15/2021 (f)(g)		177,291	189,743
1.125% due 01/15/2021		55,892	62,367
1.250% due 04/15/2014		46,108	48,356
1.250% due 07/15/2020		53,259	60,278
1.375% due 01/15/2020		114,394	130,311
1.625% due 01/15/2015		45,531	49,137
1.625% due 01/15/2018		22,804	25,995
1.750% due 01/15/2028 (f)(g)(h)		162,222	195,161
1.875% due 07/15/2013		72,606	75,981
1.875% due 07/15/2015		31,545	34,813
1.875% due 07/15/2019		34,569	40,759
2.000% due 04/15/2012 (e)(f)(h)		104,893	105,417
2.000% due 01/15/2014		63,470	67,264
2.000% due 07/15/2014		100,171	107,989
2.000% due 01/15/2016		108,505	121,381
2.000% due 01/15/2026		148,623	182,783
2.125% due 01/15/2019		16,451	19,571
2.125% due 02/15/2040		39,178	52,587
2.125% due 02/15/2041		93,276	126,032
2.375% due 01/15/2017		51,932	60,298
2.375% due 01/15/2025		179,624	228,459
2.375% due 01/15/2027 (g)		118,504	153,148
2.500% due 07/15/2016		16,256	18,815
2.500% due 01/15/2029		60,845	81,262
2.625% due 07/15/2017		92,967	110,703
3.000% due 07/15/2012		73,612	75,240
3.375% due 01/15/2012 (f)		281	281
3.375% due 04/15/2032		1,276	1,968
3.625% due 04/15/2028		98,216	146,027
3.875% due 04/15/2029		127,197	198,418
U.S. Treasury Notes
2.000% due 11/15/2021		4,400	4,449
3.125% due 05/15/2021		16,700	18,640

Total U.S. Treasury Obligations (Cost $2,922,752)			2,977,476

MORTGAGE-BACKED SECURITIES 6.1%
American General Mortgage Loan Trust
5.150% due 03/25/2058		4,833	4,950
American Home Mortgage Investment Trust
2.301% due 09/25/2045		680	491
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	782	1,009
2.660% due 11/19/2047		11,531	14,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 11/19/2047	EUR	26,700	$34,436
Banc of America Funding Corp.
2.656% due 02/20/2036		$1,673	1,396
5.743% due 01/20/2047		816	518
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		2,943	2,769
2.028% due 11/15/2015		9,267	8,393
5.639% due 02/17/2051		1,000	1,097
5.691% due 06/24/2050		1,600	1,759
Banc of America Mortgage Securities, Inc.
2.843% due 06/25/2035		331	261
2.881% due 02/25/2036		1,250	893
5.011% due 11/25/2034		211	177
6.500% due 09/25/2033		50	52
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.446% due 06/10/2049		462	456
5.492% due 02/10/2051		420	455
5.622% due 06/10/2049		462	467
BCAP LLC Trust
5.250% due 08/26/2037		10,000	9,800
5.636% due 03/26/2037		2,400	1,771
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		653	603
2.250% due 08/25/2035		517	443
2.400% due 10/25/2035		2,214	1,737
2.710% due 03/25/2035		933	870
2.727% due 03/25/2035		921	713
2.905% due 01/25/2035		949	729
2.918% due 01/25/2035		3,840	3,287
3.016% due 03/25/2035		282	267
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		3,318	2,104
2.774% due 03/25/2036		1,052	505
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		3,048	1,793
Chase Mortgage Finance Corp.
2.751% due 02/25/2037		183	155
Chaseflex Trust
6.000% due 02/25/2037 ^		911	671
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049		91	101
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035		80	71
2.230% due 09/25/2035		406	362
2.450% due 09/25/2035		416	332
2.580% due 10/25/2035		2,084	1,713
2.660% due 05/25/2035		103	89
5.611% due 09/25/2037 ^		2,088	1,183
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		200	223
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,345	2,414
Countrywide Alternative Loan Trust
0.464% due 05/25/2047		11,665	6,284
0.465% due 02/20/2047		960	430
0.474% due 05/25/2047		311	159
0.484% due 09/25/2046		10,847	5,031
0.574% due 12/25/2035		55	33
1.208% due 12/25/2035		264	144
6.000% due 01/25/2037 ^		533	341
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		334	282
2.763% due 11/19/2033		74	70
5.296% due 05/20/2036		299	171

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2035		$1,168	$1,092
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,427
Deutsche ALT-A Securities, Inc.
0.394% due 10/25/2036		37	14
Deutsche Mortgage Securities, Inc.
1.510% due 06/28/2047		658	651
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034		539	454
First Horizon Asset Securities, Inc.
2.630% due 02/25/2035		2,100	1,785
2.746% due 08/25/2035		1,227	945
Fosse Master Issuer PLC
1.805% due 10/18/2054		11,800	11,767
Granite Master Issuer PLC
0.325% due 12/20/2054		1,383	1,323
0.385% due 12/20/2054		374	358
0.465% due 12/20/2054		291	278
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	535	794
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$46	43
0.374% due 01/25/2047 ^		306	289
0.514% due 06/25/2045		515	304
0.564% due 11/25/2045		286	153
GS Mortgage Securities Corp.
1.142% due 03/06/2020		167	166
1.317% due 03/06/2020		1,500	1,487
4.592% due 08/10/2043		6,000	6,613
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,196	1,046
2.853% due 01/25/2035		703	590
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		157	83
0.565% due 02/19/2036		309	160
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	14,200	18,320
Indymac INDA Mortgage Loan Trust
5.066% due 11/25/2035		$2,052	1,518
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		338	234
JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		310	334
5.794% due 02/12/2051		1,300	1,438
JPMorgan Mortgage Trust
2.704% due 08/25/2035		748	515
2.773% due 08/25/2035		794	661
2.798% due 07/25/2035		1,564	1,456
2.810% due 07/25/2035		677	608
5.024% due 02/25/2035		1,405	1,368
5.137% due 07/27/2037		1,608	1,275
5.379% due 09/25/2035		365	298
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	246
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034		700	643
Mellon Residential Funding Corp.
0.718% due 12/15/2030		380	348
0.978% due 11/15/2031		471	452
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		1,812	1,179
5.136% due 12/25/2035		736	618
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		$703	$551
1.270% due 10/25/2035		442	351
1.996% due 10/25/2035		2,103	1,775
Morgan Stanley Capital
0.339% due 10/15/2020		92	91
5.879% due 06/11/2049		600	662
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036		1,187	888
Opteum Mortgage Acceptance Corp.
0.554% due 07/25/2035		104	95
Permanent Master Issuer PLC
2.872% due 07/15/2042	EUR	1,400	1,806
RBSCF Trust
6.007% due 12/16/2049		$2,500	2,815
Residential Accredit Loans, Inc.
0.594% due 08/25/2035		215	116
Securitized Asset Sales, Inc.
0.008% due 11/26/2023		5	4
Sequoia Mortgage Trust
0.485% due 07/20/2036		2,548	1,829
0.635% due 10/19/2026		139	118
Structured Adjustable Rate Mortgage Loan Trust
0.774% due 06/25/2035		129	104
1.618% due 01/25/2035		208	117
2.480% due 02/25/2034		373	335
2.532% due 08/25/2035		309	221
5.500% due 12/25/2034		1,416	1,281
Structured Asset Mortgage Investments, Inc.
0.484% due 06/25/2036		161	94
0.504% due 04/25/2036		671	353
0.535% due 07/19/2035		2,261	1,789
0.945% due 10/19/2034		156	129
Structured Asset Securities Corp.
2.650% due 10/25/2035		173	137
Swan Trust
5.747% due 04/25/2041	AUD	605	611
Vornado DP LLC
4.004% due 09/13/2028		$6,500	7,006
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		2,287	2,047
0.368% due 09/15/2021		3,816	3,630
5.088% due 08/15/2041		1,400	1,502
5.418% due 01/15/2045		410	448
WaMu Mortgage Pass-Through Certificates
0.554% due 11/25/2045		316	226
0.584% due 10/25/2045		1,919	1,386
0.938% due 01/25/2047		1,243	680
0.978% due 05/25/2047		707	407
1.018% due 12/25/2046		166	98
1.208% due 02/25/2046		255	169
1.408% due 11/25/2042		36	28
1.708% due 11/25/2046		175	112
2.718% due 07/25/2046		1,154	754
5.152% due 12/25/2035		433	356
5.550% due 08/25/2035		640	530
5.933% due 10/25/2036		1,059	728
Wells Fargo Mortgage-Backed Securities Trust
2.701% due 09/25/2034		225	222

Total Mortgage-Backed Securities (Cost $242,780)			221,517

ASSET-BACKED SECURITIES 4.5%
Access Group, Inc.
1.718% due 10/27/2025		11,037	11,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp.
0.344% due 12/25/2036		$10	$10
AMMC CDO
0.731% due 05/03/2018		492	470
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	3,407	4,002
ARES CLO Ltd.
0.768% due 03/12/2018		$1,982	1,924
Asset-Backed Funding Certificates
0.644% due 06/25/2034		1,414	1,009
Babson CLO Ltd.
0.777% due 11/15/2016		1,449	1,410
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		9	9
0.954% due 10/25/2032		23	20
Carrington Mortgage Loan Trust
0.344% due 01/25/2037		54	53
Citibank Omni Master Trust
2.378% due 05/16/2016		10,400	10,465
3.028% due 08/15/2018		6,500	6,823
Citigroup Mortgage Loan Trust, Inc.
0.374% due 01/25/2037		316	141
College Loan Corp. Trust
0.668% due 01/25/2024		800	785
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		95	100
Countrywide Asset-Backed Certificates
0.474% due 07/25/2036		4,508	3,685
0.544% due 04/25/2036		345	295
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		116	71
Cumberland CLO Ltd.
0.694% due 11/10/2019		4,519	4,351
Duane Street CLO
0.688% due 11/08/2017		1,456	1,396
Equity One ABS, Inc.
0.594% due 04/25/2034		93	66
First CLO Ltd.
0.854% due 12/14/2016		753	736
First Franklin Mortgage Loan Asset-Backed Certificates
0.634% due 11/25/2035		20,899	17,324
0.674% due 09/25/2035		11,534	10,867
GSAMP Trust
0.364% due 12/25/2036		142	93
Harbourmaster CLO Ltd.
1.686% due 06/15/2020	EUR	604	732
Harvest CLO S.A.
2.228% due 03/29/2017		344	431
HSBC Home Equity Loan Trust
0.435% due 03/20/2036		$2,242	2,073
HSI Asset Securitization Corp. Trust
0.344% due 10/25/2036		11	4
0.344% due 12/25/2036		43	42
Illinois Student Assistance Commission
0.898% due 04/25/2017		1,113	1,107
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		46	45
Katonah Ltd.
0.883% due 09/20/2016		3,527	3,457
Landmark CDO Ltd.
0.827% due 06/01/2017		5,175	4,983
Magi Funding PLC
2.015% due 04/11/2021	EUR	2,231	2,645

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	707	$911
Merrill Lynch Mortgage Investors, Inc.
0.364% due 07/25/2037		$1	1
0.374% due 09/25/2037		30	7
0.414% due 02/25/2037		537	243
Morgan Stanley IXIS Real Estate Capital Trust
0.344% due 11/25/2036		15	4
Nautique Funding Ltd.
0.653% due 04/15/2020		962	881
Navigare Funding CLO Ltd.
0.739% due 05/20/2019		625	605
Nelnet Student Loan Trust
1.118% due 07/25/2018		1,180	1,181
NYLIM Flatiron CLO Ltd.
0.658% due 08/08/2020		600	561
Pacifica CDO Ltd.
0.807% due 02/15/2017		6,107	5,951
Park Place Securities, Inc.
0.554% due 09/25/2035		31	27
Penta CLO S.A.
1.917% due 06/04/2024	EUR	3,970	4,568
Racers
0.811% due 07/25/2017		$1,381	1,347
Renaissance Home Equity Loan Trust
1.054% due 12/25/2032		65	44
Securitized Asset-Backed Receivables LLC Trust
0.354% due 12/25/2036 ^		421	92
SLM Student Loan Trust
0.458% due 04/25/2019		8,800	8,514
0.528% due 04/25/2017		139	139
0.868% due 01/25/2017		1,500	1,496
1.835% due 10/25/2023	EUR	3,900	4,526
1.918% due 04/25/2023		$17,649	18,077
1.928% due 12/15/2017		2,254	2,262
2.350% due 04/15/2039		4,645	4,657
4.500% due 11/16/2043		8,640	8,200
Soundview Home Equity Loan Trust
0.354% due 11/25/2036		68	19
1.094% due 10/25/2037		39	38
Structured Asset Securities Corp.
1.757% due 04/25/2035		880	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO Ltd.
0.697% due 05/15/2019		$3,100	$2,904
Wind River CLO Ltd.
0.889% due 12/19/2016		660	628
Wood Street CLO BV
1.988% due 03/29/2021	EUR	685	829

Total Asset-Backed Securities (Cost $164,155)			162,104

SOVEREIGN ISSUES 6.0%
Australia Government Bond
5.500% due 01/21/2018	AUD	10,300	11,738
Australia Government CPI Linked Bond
2.500% due 09/20/2030		3,700	4,569
3.000% due 09/20/2025		24,600	32,437
4.000% due 08/20/2020		17,800	33,829
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	941	1,202
2.750% due 09/01/2016		9,600	10,050
4.250% due 12/01/2021 (b)		14,541	20,450
Colombia Government International Bond
10.000% due 01/23/2012		$350	351
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	18,900	23,107
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		4,765	5,372
2.100% due 09/15/2021 (b)		27,569	26,761
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	8,800	10,690
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	8,101	16,051
4.250% due 12/07/2040		8,900	16,990
4.750% due 12/07/2038		1,900	3,914

Total Sovereign Issues (Cost $219,114)			217,511

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		1	844

Total Convertible Preferred Securities (Cost $800)			844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.2%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bradesco S.A.
0.000% due 03/23/2012 (l)		$13,400	$13,384
Banco de Brasil New York
1.166% due 01/17/2012		3,500	3,496

			16,880

JAPAN TREASURY BILLS 0.7%
0.100% due 01/23/2012	JPY	2,000,000	25,983

U.S. TREASURY BILLS 0.3%
0.050% due 01/05/2012 - 12/13/2012 (a)(d)(e)		$10,120	10,117

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 16.7%
		60,057,624	601,477

Total Short-Term Instruments (Cost $654,184)			654,457

PURCHASED OPTIONS (j) 0.0%
(Cost $1,178)			509

Total Investments 141.5% (Cost $5,089,168)			$5,107,644

Written Options (k) (0.0%) (Premiums $5,340)			(1,777)

Other Assets and Liabilities (Net) (41.5%)			(1,496,497)

Net Assets 100.0%			$3,609,370

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,379 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $9,439 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $99,282 at a weighted average interest rate of 0.156%. On December 31, 2011, securities valued at $156,196 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,333 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2013	1,641	$2,920
90-Day Eurodollar June Futures	Long	06/2013	190	238
90-Day Eurodollar March Futures	Long	03/2013	1,107	1,384
90-Day Eurodollar March Futures	Long	03/2014	254	117
90-Day Eurodollar September Futures	Long	09/2013	505	681
U.S. Treasury 10-Year Note March Futures	Long	03/2012	400	271

				$5,611

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $637 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$3,400	$ (1,040)	$(334)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes US Finance LLC	BOA	(0.460%	)	12/20/2013	0.205%	$	650	$(4)	$0	$(4)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.588%		300	(0)	0	(0)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.646%		3,500	(141)	0	(141)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	1.646%		1,500	(61)	0	(61)
HCP, Inc.	GST	(2.910%	)	03/20/2018	2.263%		3,000	(111)	0	(111)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	6.719%		400	10	(13)	23
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	6.903%		900	83	0	83
Kraft Foods, Inc.	BOA	(0.460%	)	12/20/2013	0.264%		650	(3)	0	(3)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	2.368%		1,000	21	0	21
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.457%		2,000	(28)	0	(28)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.457%		2,000	(11)	0	(11)
Masco Corp.	CBK	(1.910%	)	12/20/2016	3.803%		1,500	123	0	123
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.502%		1,200	(17)	0	(17)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.940%		1,000	25	0	25
UST LLC	BOA	(0.340%	)	09/20/2012	0.138%		2,500	(4)	0	(4)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.227%		1,000	(4)	0	(4)

								$(122)	$(13)	$(109)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	JPM	1.000%	03/20/2018	3.840%	$	1,100	$(162)	$(62)	$(100)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		2,600	(26)	(31)	5
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.818%		6,000	(362)	(198)	(164)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		600	(6)	(7)	1
Brazil Government International Bond	RYL	1.000%	06/20/2015	1.306%		1,000	(10)	(19)	9
France Government Bond	DUB	0.250%	06/20/2015	1.913%		900	(50)	(30)	(20)
France Government Bond	JPM	0.250%	12/20/2015	1.997%		1,000	(65)	(20)	(45)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		5,500	(44)	123	(167)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.219%		400	(4)	8	(12)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		3,300	(26)	69	(95)
Japan Government International Bond	HUS	1.000%	06/20/2016	1.307%		13,300	(170)	(7)	(163)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.219%		2,300	(18)	47	(65)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.219%		2,300	(18)	52	(70)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	4.898%		1,000	(27)	(32)	5
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		700	1	(9)	10
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.872%		4,600	27	104	(77)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%		1,300	14	11	3
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		2,300	13	28	(15)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,600	17	8	9
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		2,500	21	58	(37)
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.792%		5,100	43	120	(77)

							$(862)	$199	$(1,061)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	16,600	$1,333	$2,205	$(872)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	249	460	(211)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	739	1,288	(549)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		7,200	578	1,015	(437)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		2,000	160	275	(115)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		3,900	313	550	(237)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		2,400	206	325	(119)

						$3,578	$6,118	$(2,540)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	20,000	$(444)	$(101)	$(343)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		8,100	(179)	(89)	(90)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	9,900	162	(46)	208
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		37,100	624	19	605
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		11,500	193	16	177
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		9,600	170	0	170
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		10,900	209	(29)	238
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	74	15	59
Pay	1-Year BRL-CDI	12.280%	01/02/2013	BRC		16,700	368	64	304
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		49,100	(0)	168	(168)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		348,900	172	1,366	(1,194)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		26,900	27	121	(94)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		19,400	54	63	(9)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	4,100	11	(2)	13
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BRC		3,900	10	(3)	13

							$1,451	$1,562	$(111)

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	37,500	$91	$16
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		32,500	1,087	493

								$1,178	$509

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	139,100	$683	$(189)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		37,500	214	(51)
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,800	0	(34)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,800	0	(29)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,400	0	(34)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,400	0	(28)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	(2)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		35,200	0	(228)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		35,200	0	(84)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		40,400	0	(179)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		40,400	0	(142)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,381	(68)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,600	180	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,200	324	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		146,900	1,072	(459)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,700	24	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		6,300	43	0

								$4,792	$(1,534)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$ 160	$(72)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	(132)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	(19)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	(20)

							$ 548	$(243)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	2,468	$560,100	AUD	0	EUR	16,600	$5,979
Sales	2,084	1,328,900		32,800		0	7,203
Closing Buys	(4,411)	(937,800)		0		(16,600)	(7,288)
Expirations	0	0		(32,800)		0	(308)
Exercised	(141)	(31,600)		0		0	(246)

Balance at 12/31/2011	0	$919,600	AUD	0	EUR	0	$5,340

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Banco Bradesco S.A.	0.000%	03/23/2012	03/21/2011	$13,350	$13,384	0.37%

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	13,963	02/2012	CBK	$0	$(376)	$(376)
Sell		109,009	02/2012	JPM	0	(3,709)	(3,709)
Sell		8,525	02/2012	UAG	0	(275)	(275)
Buy	BRL	58	01/2012	MSC	1	0	1
Sell		58	01/2012	MSC	0	0	0
Buy		58	01/2012	UAG	0	0	0
Sell		58	01/2012	UAG	1	0	1
Sell		1,992	03/2012	HUS	5	0	5
Sell		3,317	03/2012	MSC	6	(2)	4
Buy		58	03/2012	UAG	0	(1)	(1)
Sell	CAD	1,099	02/2012	BRC	4	0	4
Buy		12,257	02/2012	DUB	16	0	16
Sell		16,095	02/2012	MSC	0	(174)	(174)
Sell		4,787	02/2012	RBC	1	0	1
Buy	CNY	12,000	02/2012	DUB	42	0	42
Buy		33,446	02/2012	JPM	144	0	144
Buy		56,340	06/2012	BRC	33	0	33
Buy	EUR	46,414	01/2012	BRC	0	(689)	(689)
Sell		55,013	01/2012	BRC	4,354	0	4,354
Buy		54,607	01/2012	CBK	0	(641)	(641)
Buy		2,442	01/2012	DUB	0	(139)	(139)
Sell		51,766	01/2012	DUB	4,405	0	4,405
Sell		119,391	01/2012	FBL	4,975	0	4,975
Buy		9,557	01/2012	JPM	0	(187)	(187)
Buy		3,829	01/2012	MSC	0	(55)	(55)
Buy		1,548	01/2012	RBC	0	(116)	(116)
Buy		22,763	01/2012	UAG	0	(281)	(281)
Sell		37,090	02/2012	BRC	462	0	462
Sell		52,538	02/2012	CBK	633	0	633
Sell		7,789	02/2012	JPM	81	0	81
Sell		21,974	02/2012	UAG	217	0	217
Sell	GBP	4,993	01/2012	BRC	75	0	75
Buy		310	01/2012	CBK	0	(2)	(2)
Sell		20,001	01/2012	GST	233	0	233
Buy		24,684	01/2012	RBC	0	(321)	(321)
Sell		24,684	02/2012	RBC	321	0	321
Buy	IDR	14,251,200	01/2012	CBK	0	(23)	(23)
Sell		41,367,637	01/2012	GST	0	(3)	(3)
Sell		23,602,223	01/2012	JPM	21	0	21
Buy		61,972,600	01/2012	UAG	0	(195)	(195)
Sell		11,254,500	01/2012	UAG	8	0	8
Sell	INR	693,900	07/2012	BRC	799	0	799
Sell		102,045	07/2012	DUB	0	0	0
Sell		57,443	07/2012	GST	0	(7)	(7)
Sell		116,813	07/2012	HUS	18	(8)	10
Sell		340,700	07/2012	JPM	358	(6)	352
Buy		1,310,902	07/2012	UAG	0	(4,664)	(4,664)
Sell	JPY	2,000,000	01/2012	CBK	0	(70)	(70)
Sell		675,284	01/2012	DUB	21	0	21
Sell	KRW	11,960,265	02/2012	BRC	150	(3)	147
Sell		12,656,070	02/2012	CBK	448	0	448
Sell		1,174,428	02/2012	DUB	2	0	2
Sell		2,490,673	02/2012	GST	0	0	0
Sell		2,071,800	02/2012	HUS	22	0	22
Sell		4,781,905	02/2012	MSC	97	0	97
Buy		35,135,942	02/2012	UAG	0	(2,748)	(2,748)
Buy	MXN	135,455	03/2012	HUS	0	(333)	(333)
Sell		32,050	03/2012	MSC	22	0	22
Sell		66,021	03/2012	UAG	31	0	31
Sell	MYR	9,198	04/2012	BRC	0	(11)	(11)
Buy		2,886	04/2012	CBK	0	(27)	(27)
Sell		10,616	04/2012	DUB	0	(13)	(13)
Sell		3,735	04/2012	HUS	0	(5)	(5)
Sell		6,863	04/2012	JPM	0	(13)	(13)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	27,526	04/2012	UAG	$0	$(428)	$(428)
Buy	PHP	341,678	03/2012	BRC	0	(200)	(200)
Sell		330,317	03/2012	BRC	22	(28)	(6)
Buy		94,700	03/2012	CBK	0	(23)	(23)
Sell		76,965	03/2012	GST	0	(6)	(6)
Sell		111,143	03/2012	HUS	0	(5)	(5)
Buy		307,798	03/2012	JPM	0	(60)	(60)
Sell		134,549	03/2012	JPM	31	0	31
Sell		91,203	03/2012	MSC	20	0	20
Sell	SGD	4,296	02/2012	BRC	9	(15)	(6)
Sell		1,302	02/2012	DUB	0	(4)	(4)
Buy		9,423	02/2012	FBL	63	0	63
Sell		1,366	02/2012	HUS	0	(4)	(4)
Sell		2,458	02/2012	UAG	9	(4)	5

					$18,160	$(15,874)	$2,286

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$15,189	$0	$15,189
Corporate Bonds & Notes
Banking & Finance	0	617,029	700	617,729
Industrials	0	67,079	0	67,079
Utilities	0	2,588	0	2,588
Municipal Bonds & Notes
California	0	435	0	435
North Carolina	0	6,623	0	6,623
Ohio	0	661	0	661
Rhode Island	0	267	0	267
West Virginia	0	745	0	745
U.S. Government Agencies	0	150,348	11,562	161,910
U.S. Treasury Obligations	0	2,977,476	0	2,977,476
Mortgage-Backed Securities	0	209,946	11,571	221,517
Asset-Backed Securities	0	158,965	3,139	162,104
Sovereign Issues	0	217,511	0	217,511
Convertible Preferred Securities
Banking & Finance	844	0	0	844
Short-Term Instruments
Certificates of Deposit	0	16,880	0	16,880
Japan Treasury Bills	0	25,983	0	25,983
U.S. Treasury Bills	0	10,117	0	10,117

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
PIMCO Short-Term Floating NAV Portfolio	$601,477	$0	$0	$601,477
Purchased Options
Interest Rate Contracts	0	509	0	509
	$602,321	$4,478,351	$26,972	$5,107,644

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	321	0	321
Foreign Exchange Contracts	0	18,160	0	18,160
Interest Rate Contracts	5,611	1,787	0	7,398
	$5,611	$20,268	$0	$25,879

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4,031)	0	(4,031)
Foreign Exchange Contracts	0	(15,874)	0	(15,874)
Interest Rate Contracts	0	(3,766)	(243)	(4,009)
	$0	$(23,671)	$(243)	$(23,914)

Totals	$607,932	$4,474,948	$26,729	$5,109,609

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$696	$0	$0	$0	$0	$4	$0	$0	$700	$5
U.S. Government Agencies	25,676	(12,596)	(1,581)	0	0	63	0	0	11,562	57
Mortgage-Backed Securities	4,969	11,718	(3,300)	74	17	(136)	0	(1,771)	11,571	(220)
Asset-Backed Securities	21,415	0	(3,360)	167	122	162	911	(16,278)	3,139	(10)
Short-Term Instruments
Short-Term Notes	780	0	(800)	20	0	0	0	0	0	0

	$53,536	$(878)	$(9,041)	$261	$139	$93	$911	$(18,049)	$26,972	$(168)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,148)	$0	$0	$0	$1,002	$903	$0	$0	$(243)	$365

Totals	$51,388	$(878)	$(9,041)	$261	$1,141	$996	$911	$(18,049)	$26,729	$197

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Purchased Options outstanding	$0	$0	$0	$0	$509	$509
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	550	550
Unrealized appreciation on foreign currency contracts	0	0	0	18,160	0	18,160
Unrealized appreciation on OTC swap agreements	0	321	0	0	1,787	2,108

	$0	$321	$0	$18,160	$2,846	$21,327

Liabilities:
Written option outstanding	$0	$0	$0	$0	$1,777	$1,777
Variation margin payable on financial derivative instruments (2)	0	0	0	0	5	5
Unrealized depreciation on foreign currency contracts	0	0	0	15,874	0	15,874
Unrealized depreciation on OTC swap agreements	0	4,031	0	0	1,898	5,929

	$0	$4,031	$0	$15,874	$3,680	$23,585

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$1,116	$1,116
Net realized gain (loss) on futures contracts, written options and swaps	0	1,851	0	308	(1,154)	1,005
Net realized gain on foreign currency transactions	0	0	0	16,490	0	16,490

	$0	$1,851	$0	$16,798	$(38)	$18,611

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(822)	$(822)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swap	0	(3,521)	0	0	9,568	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	424	0	424

	$0	$(3,521)	$0	$424	$8,746	$5,649

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $5,611 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(334) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(176)	$156	$(20)
BPS	(244)	0	(244)
BRC	5,297	(5,330)	(33)
CBK	1,117	(1,500)	(383)
DUB	4,065	(4,070)	(5)
FBF	43	0	43
FBL	5,038	(4,980)	58
GLM	589	(700)	(111)
GST	17	(280)	(263)
HUS	(125)	260	135
JPM	(2,841)	1,429	(1,412)
MSC	(85)	(160)	(245)
MYC	140	(110)	30
RBC	(115)	0	(115)
RYL	97	0	97
UAG	(7,754)	7,579	(175)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements  (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements  (Cont.)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,743	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$433,411	$2,260,145	$(2,092,300)	$79	$142	$601,477	$245

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,622,960	$16,131,440	$870,293	$535,776

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements  (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,761	$38,001	2,296	$29,878
Administrative Class	76,166	1,052,214	67,379	876,739
Advisor Class	24,630	341,183	11,997	158,364
Issued as reinvestment of distributions
Institutional Class	440	6,082	182	2,377
Administrative Class	10,037	138,646	3,747	48,874
Advisor Class	1,419	19,653	186	2,435
Cost of shares redeemed
Institutional Class	(1,530)	(20,838)	(3,026)	(38,475)
Administrative Class	(47,303)	(651,633)	(37,099)	(481,277)
Advisor Class	(3,211)	(44,446)	(1,356)	(17,644)
Net increase resulting from Portfolio share transactions	63,409	$878,862	44,306	$581,271

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$229,205	$19,209	$(7,742)	$(15,710)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$5,105,026	$68,105	$(65,486)	$2,619

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$148,949	$15,395	$—
12/31/2010	$51,686	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.17%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.04%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT61AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Real Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Glossary	33
Federal Income Tax Information	34
Management of the Trust	35
Privacy Policy	37
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	38

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.3%
Corporate Bonds & Notes	13.5%
Short-Term Instruments	12.8%
Mortgage-Backed Securities	4.3%
Sovereign Issues	4.3%
Other	6.8%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Real Return Portfolio Advisor Class	11.56%	7.90%	6.73%
Barclays Capital U.S. TIPS Index±	13.56%	7.95%	6.86%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Advisor Class shares.

± Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,061.90	$1,021.37
Expenses Paid During Period*	$3.95	$3.87
Net Annualized Expense Ratio	0.76%	0.76%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An underweight to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from returns as U.S. real yields rallied. TIPS posted strong positive returns during 2011 amid a rally in real yields.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as U.S. nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Exposure to U.K. real duration during the last quarter of the year contributed to performance as U.K. real yields rallied.

»

Holdings of Italian linkers (or inflation-linked bonds) during the second and third quarters of the reporting period detracted from returns as Italian real yields rose significantly during this period.

»	Exposure to select investment grade corporate securities, especially within the financial sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market (EM) currencies detracted from returns as these currencies depreciated against the U.S. dollar; however, short exposure to the euro somewhat limited the downside.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income (a)	0.24	0.17	0.39	0.44	0.56
Net realized/unrealized gain (loss)	1.27	0.82	1.64	(1.30)	0.66
Total income (loss) from investment operations	1.51	0.99	2.03	(0.86)	1.22
Dividends from net investment income	(0.28)	(0.17)	(0.37)	(0.43)	(0.55)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.70)	(0.29)	(0.85)	(0.45)	(0.58)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.56%	8.00%	18.24%	(7.13)%	10.53%
Net assets end of year (000s)	$504,229	$175,026	$31,009	$21,735	$13,478
Ratio of expenses to average net assets	0.75%	0.76%	0.82%	0.80%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.74%	1.32%	3.19%	3.52%	4.59%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$4,506,167
Investments in Affiliates, at value	601,477
Cash	244
Foreign currency, at value	698
Receivable for investments sold	154
Receivable for investments sold on a delayed-delivery basis	3,546
Receivable for Portfolio shares sold	10,553
Interest and dividends receivable	24,747
Dividends receivable from Affiliates	59
Variation margin receivable on financial derivative instruments	550
OTC swap premiums paid	8,581
Unrealized appreciation on foreign currency contracts	18,160
Unrealized appreciation on OTC swap agreements	2,108
Other assets	36
5,177,080

Liabilities:
Payable for reverse repurchase agreements	$154,625
Payable for investments in Affiliates purchased	59
Payable for investments purchased on a delayed-delivery basis	1,353,191
Deposits from counterparty	16,889
Payable for Portfolio shares redeemed	10,207
Written options outstanding	1,777
Accrued investment advisory fees	804
Accrued supervisory and administrative fees	804
Accrued distribution fees	94
Accrued servicing fees	364
Variation margin payable on financial derivative instruments	5
OTC swap premiums received	715
Unrealized depreciation on foreign currency contracts	15,874
Unrealized depreciation on OTC swap agreements	5,929
Other liabilities	6,373
1,567,710

Net Assets	$3,609,370

Net Assets Consist of:
Paid in capital	$3,384,348
Undistributed net investment income	36,985
Accumulated undistributed net realized gain	168,673
Net unrealized appreciation	19,364
$3,609,370

Net Assets:
Institutional Class	$128,674
Administrative Class	2,976,467
Advisor Class	504,229

Shares Issued and Outstanding:
Institutional Class	9,227
Administrative Class	213,442
Advisor Class	36,158

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$13.95
Administrative Class	13.95
Advisor Class	13.95

Cost of Investments	$4,487,807
Cost of Investments in Affiliates	$601,361
Cost of Foreign Currency Held	$697
Premiums Received on Written Options	$5,340

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$80,185
Dividends	60
Dividends from Affiliate investments	245
Miscellaneous income	2
Total Income	80,492

Expenses:
Investment advisory fees	7,586
Supervisory and administrative fees	7,585
Servicing fees – Administrative Class	3,909
Distribution and/or servicing fees – Advisor Class	789
Trustees’ fees	45
Interest expense	143
Miscellaneous expense	4
Total Expenses	20,061

Net Investment Income	60,431

Net Realized and Unrealized Gain:
Net realized gain on investments	217,977
Net realized gain on Affiliate investments	79
Net realized gain on futures contracts, written options and swaps	1,005
Net realized gain on foreign currency transactions	14,148
Net change in unrealized appreciation on investments	26,914
Net change in unrealized appreciation on Affiliate investments	142
Net change in unrealized appreciation on futures contracts, written options and swaps	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	371
Net Gain	266,683

Net Increase in Net Assets Resulting from Operations	$327,114

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$60,431	$34,082
Net realized gain	233,130	140,838
Net realized gain on Affiliate investments	79	104
Net change in unrealized appreciation (depreciation)	33,332	(14,466)
Net change in unrealized appreciation (depreciation) on Affiliate investments	142	(26)
Net increase resulting from operations	327,114	160,532

Distributions to Shareholders:
From net investment income
Institutional Class	(2,450)	(1,485)
Administrative Class	(53,656)	(29,202)
Advisor Class	(5,714)	(1,000)
From net realized capital gains
Institutional Class	(3,631)	(892)
Administrative Class	(84,959)	(19,672)
Advisor Class	(13,933)	(1,435)

Total Distributions	(164,343)	(53,686)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	878,862	581,271

Total Increase in Net Assets	1,041,633	688,117

Net Assets:
Beginning of year	2,567,737	1,879,620
End of year*	$3,609,370	$2,567,737

*Including undistributed net investment income of:	$36,985	$22,823

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
Delos Aircraft, Inc.
7.000% due 03/17/2016		$5,900	$5,938
International Lease Finance Corp.
6.750% due 03/17/2015		1,000	1,006
NRG Energy, Inc.
4.000% due 07/01/2018		6,965	6,961
Vodafone Group PLC
6.875% due 08/17/2015		1,284	1,284

Total Bank Loan Obligations (Cost $15,030)			15,189

CORPORATE BONDS & NOTES 19.1%

BANKING & FINANCE 17.1%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		3,465	3,639
Ally Financial, Inc.
3.649% due 02/11/2014		15,400	14,632
3.963% due 06/20/2014		1,400	1,316
6.625% due 05/15/2012		2,000	2,025
6.750% due 12/01/2014		1,600	1,615
8.300% due 02/12/2015		900	952
American Express Centurion Bank
0.426% due 06/12/2012		2,100	2,095
American Express Credit Corp.
0.414% due 02/24/2012		2,700	2,698
American International Group, Inc.
5.850% due 01/16/2018		1,300	1,274
8.175% due 05/15/2068		4,900	4,410
8.250% due 08/15/2018		1,600	1,698
ANZ National International Ltd.
0.919% due 08/19/2014		4,000	4,022
6.200% due 07/19/2013		3,200	3,397
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		5,100	5,170
Banco Santander Brasil S.A.
2.659% due 03/18/2014		7,100	6,768
Bank of Montreal
2.850% due 06/09/2015		7,900	8,197
Barclays Bank PLC
6.050% due 12/04/2017		2,300	2,090
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	5,231
BPCE S.A.
2.375% due 10/04/2013		7,900	7,655
Citigroup, Inc.
1.307% due 02/15/2013		35,100	34,457
1.609% due 03/05/2014	EUR	2,100	2,557
2.453% due 08/13/2013		$1,000	982
5.250% due 02/27/2012		3,200	3,215
5.300% due 10/17/2012		1,000	1,016
6.000% due 12/13/2013		6,599	6,833
6.400% due 03/27/2013	EUR	5,000	6,647
Commonwealth Bank of Australia
0.814% due 07/12/2013		$26,600	26,600
0.839% due 09/17/2014		4,900	4,904
1.074% due 06/25/2014		7,100	7,142
Countrywide Financial Corp.
5.800% due 06/07/2012		1,500	1,503
Credit Suisse
1.361% due 01/14/2014		31,400	30,408
Danske Bank A/S
1.451% due 04/14/2014		13,700	13,214
Dexia Credit Local
0.927% due 03/05/2013		4,500	4,261

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.908% due 04/29/2014		$27,000	$24,511
Ford Motor Credit Co. LLC
3.148% due 01/13/2012		1,400	1,403
7.000% due 10/01/2013		6,100	6,484
7.500% due 08/01/2012		2,446	2,526
7.800% due 06/01/2012		5,800	5,924
8.000% due 06/01/2014		3,400	3,703
Goldman Sachs Group, Inc.
1.762% due 11/15/2014	EUR	8,100	9,331
HCP, Inc.
6.700% due 01/30/2018		$3,000	3,338
HSBC Finance Corp.
0.653% due 01/15/2014		4,600	4,240
0.756% due 07/19/2012		800	788
1.807% due 04/05/2013	EUR	2,100	2,629
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$4,900	5,003
ICICI Bank Ltd.
2.256% due 02/24/2014		3,700	3,515
ING Bank Australia Ltd.
5.150% due 06/24/2014	AUD	800	827
ING Bank NV
1.028% due 01/13/2012		$13,200	13,199
1.379% due 03/30/2012		22,400	22,347
1.725% due 10/18/2013		6,900	6,703
International Lease Finance Corp.
5.625% due 09/20/2013		1,600	1,570
6.375% due 03/25/2013		1,000	1,000
6.500% due 09/01/2014		1,400	1,439
6.625% due 11/15/2013		900	900
6.750% due 09/01/2016		1,200	1,236
7.125% due 09/01/2018		2,500	2,600
LeasePlan Corp. NV
3.000% due 05/07/2012		5,000	5,039
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	1,750	612
6.875% due 05/02/2018 ^		$1,900	513
7.000% due 09/27/2027 ^		100	26
Liberty Mutual Group, Inc.
5.750% due 03/15/2014		1,000	1,044
Macquarie Bank Ltd.
2.600% due 01/20/2012		1,300	1,300
4.100% due 12/17/2013		9,000	9,548
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		728	807
Merrill Lynch & Co., Inc.
1.751% due 08/09/2013	EUR	2,700	3,218
1.850% due 01/31/2014		7,100	8,100
2.154% due 09/27/2012		900	1,129
6.050% due 08/15/2012		$14,800	15,016
Morgan Stanley
0.691% due 01/09/2014		8,600	7,785
0.883% due 10/15/2015		1,700	1,430
1.775% due 11/29/2013	EUR	9,100	10,815
1.807% due 03/01/2013		2,600	3,195
1.991% due 05/02/2014		800	920
2.953% due 05/14/2013		$4,200	4,035
NIBC Bank NV
2.800% due 12/02/2014		21,600	22,582
Nordea Bank AB
1.301% due 01/14/2014		24,500	23,735
Pricoa Global Funding I
0.704% due 06/26/2012		15,100	15,051
Prudential Financial, Inc. CPI Linked Bond
5.820% due 06/10/2013		2,000	2,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
0.783% due 03/30/2012		$26,200	$26,198
1.316% due 04/23/2012		700	701
1.840% due 01/30/2017	EUR	1,200	1,072
2.915% due 08/23/2013		$18,700	17,986
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		19,000	18,967
SLM Corp. CPI Linked Bond
4.944% due 04/01/2014		480	448
Svenska Handelsbanken AB
1.544% due 09/14/2012		7,400	7,436
Toronto-Dominion Bank
1.625% due 09/14/2016		200	198
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		1,700	1,547
UBS AG
2.250% due 08/12/2013		4,200	4,165
Vita Capital III Ltd.
1.492% due 01/01/2012		700	700
Wachovia Corp.
1.614% due 02/13/2014	EUR	2,100	2,626
Westpac Banking Corp.
0.734% due 12/14/2012		$34,000	34,042
2.700% due 12/09/2014		5,100	5,337
3.585% due 08/14/2014		6,300	6,722
Westpac Securities NZ Ltd.
2.500% due 05/25/2012		3,800	3,824

			617,729

INDUSTRIALS 1.9%
Alcoa, Inc.
6.750% due 07/15/2018		1,900	2,100
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,300	1,386
Cardinal Health, Inc.
6.000% due 06/15/2017		300	348
DISH DBS Corp.
7.000% due 10/01/2013		5,000	5,362
Dow Chemical Co.
4.850% due 08/15/2012		1,700	1,739
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,100	2,135
7.343% due 04/11/2013		500	526
Masco Corp.
6.125% due 10/03/2016		1,500	1,541
NXP BV
4.322% due 10/15/2013	EUR	3,507	4,493
Petrobras International Finance Co.
3.875% due 01/27/2016		$12,900	13,357
Petroleos Mexicanos
5.500% due 01/21/2021		1,800	1,962
6.500% due 06/02/2041		2,200	2,486
Rexam PLC
6.750% due 06/01/2013		1,200	1,265
Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		1,000	1,135
UST LLC
6.625% due 07/15/2012		2,500	2,572
Videotron Ltee
6.875% due 01/15/2014		1,155	1,164
Volkswagen International Finance NV
1.031% due 10/01/2012		22,500	22,482
Xstrata Canada Corp.
7.350% due 06/05/2012		1,000	1,026

			67,079

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	$2,400	$2,588

Total Corporate Bonds & Notes (Cost $699,356)		687,396

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	600	435

NORTH CAROLINA 0.2%
North Carolina State Education Assistance Authority, Series 2011
0.868% due 10/26/2020	6,668	6,623

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	900	661

RHODE ISLAND 0.0%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	265	267

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,030	745

Total Municipal Bonds & Notes (Cost $9,327)		8,731

U.S. GOVERNMENT AGENCIES 4.5%
Fannie Mae
0.317% due 12/25/2036	135	129
0.444% due 08/25/2034	165	161
0.644% due 05/25/2042	144	145
0.734% due 05/25/2036	154	154
0.750% due 12/18/2013	30,300	30,436
0.974% due 02/25/2041	10,090	10,182
1.250% due 03/14/2014	10,100	10,277
1.418% due 07/01/2044 - 09/01/2044	100	101
1.420% due 06/01/2043	1,137	1,144
2.320% due 11/01/2024	13	14
2.381% due 05/25/2035	1,064	1,114
2.521% due 11/01/2034	2,050	2,177
4.500% due 04/01/2023 - 04/01/2024	9,779	10,437
4.527% due 12/01/2036	2,328	2,448
5.304% due 10/01/2035	676	727
5.375% due 04/11/2022	1,600	1,620
Freddie Mac
0.247% due 03/21/2013	44,600	44,651
0.428% due 10/15/2020	1,984	1,980
0.508% due 02/15/2019	278	277
0.554% due 08/25/2031	91	88
0.628% due 12/15/2030	56	56
0.728% due 08/15/2033	10,359	10,356
1.399% due 10/25/2044	5,582	5,464
1.418% due 02/25/2045	1,708	1,633
2.410% due 01/01/2034	189	199
5.337% due 12/01/2035	471	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.585% due 03/20/2037		$10,674	$10,684
NCUA Guaranteed Notes
0.724% due 10/07/2020		5,215	5,221
0.834% due 12/08/2020		6,316	6,341
Small Business Administration
5.902% due 02/10/2018		639	726
6.020% due 08/01/2028		2,151	2,460

Total U.S. Government Agencies (Cost $160,492)			161,910

U.S. TREASURY OBLIGATIONS 82.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (f)(g)		145,194	151,501
0.500% due 04/15/2015		20,685	21,660
0.625% due 04/15/2013		10,497	10,682
0.625% due 07/15/2021 (f)(g)		177,291	189,743
1.125% due 01/15/2021		55,892	62,367
1.250% due 04/15/2014		46,108	48,356
1.250% due 07/15/2020		53,259	60,278
1.375% due 01/15/2020		114,394	130,311
1.625% due 01/15/2015		45,531	49,137
1.625% due 01/15/2018		22,804	25,995
1.750% due 01/15/2028 (f)(g)(h)		162,222	195,161
1.875% due 07/15/2013		72,606	75,981
1.875% due 07/15/2015		31,545	34,813
1.875% due 07/15/2019		34,569	40,759
2.000% due 04/15/2012 (e)(f)(h)		104,893	105,417
2.000% due 01/15/2014		63,470	67,264
2.000% due 07/15/2014		100,171	107,989
2.000% due 01/15/2016		108,505	121,381
2.000% due 01/15/2026		148,623	182,783
2.125% due 01/15/2019		16,451	19,571
2.125% due 02/15/2040		39,178	52,587
2.125% due 02/15/2041		93,276	126,032
2.375% due 01/15/2017		51,932	60,298
2.375% due 01/15/2025		179,624	228,459
2.375% due 01/15/2027 (g)		118,504	153,148
2.500% due 07/15/2016		16,256	18,815
2.500% due 01/15/2029		60,845	81,262
2.625% due 07/15/2017		92,967	110,703
3.000% due 07/15/2012		73,612	75,240
3.375% due 01/15/2012 (f)		281	281
3.375% due 04/15/2032		1,276	1,968
3.625% due 04/15/2028		98,216	146,027
3.875% due 04/15/2029		127,197	198,418
U.S. Treasury Notes
2.000% due 11/15/2021		4,400	4,449
3.125% due 05/15/2021		16,700	18,640

Total U.S. Treasury Obligations (Cost $2,922,752)			2,977,476

MORTGAGE-BACKED SECURITIES 6.1%
American General Mortgage Loan Trust
5.150% due 03/25/2058		4,833	4,950
American Home Mortgage Investment Trust
2.301% due 09/25/2045		680	491
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	782	1,009
2.660% due 11/19/2047		11,531	14,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.910% due 11/19/2047	EUR	26,700	$34,436
Banc of America Funding Corp.
2.656% due 02/20/2036		$1,673	1,396
5.743% due 01/20/2047		816	518
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		2,943	2,769
2.028% due 11/15/2015		9,267	8,393
5.639% due 02/17/2051		1,000	1,097
5.691% due 06/24/2050		1,600	1,759
Banc of America Mortgage Securities, Inc.
2.843% due 06/25/2035		331	261
2.881% due 02/25/2036		1,250	893
5.011% due 11/25/2034		211	177
6.500% due 09/25/2033		50	52
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.446% due 06/10/2049		462	456
5.492% due 02/10/2051		420	455
5.622% due 06/10/2049		462	467
BCAP LLC Trust
5.250% due 08/26/2037		10,000	9,800
5.636% due 03/26/2037		2,400	1,771
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		653	603
2.250% due 08/25/2035		517	443
2.400% due 10/25/2035		2,214	1,737
2.710% due 03/25/2035		933	870
2.727% due 03/25/2035		921	713
2.905% due 01/25/2035		949	729
2.918% due 01/25/2035		3,840	3,287
3.016% due 03/25/2035		282	267
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		3,318	2,104
2.774% due 03/25/2036		1,052	505
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		3,048	1,793
Chase Mortgage Finance Corp.
2.751% due 02/25/2037		183	155
Chaseflex Trust
6.000% due 02/25/2037 ^		911	671
Citigroup Commercial Mortgage Trust
5.697% due 12/10/2049		91	101
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035		80	71
2.230% due 09/25/2035		406	362
2.450% due 09/25/2035		416	332
2.580% due 10/25/2035		2,084	1,713
2.660% due 05/25/2035		103	89
5.611% due 09/25/2037 ^		2,088	1,183
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		200	223
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		2,345	2,414
Countrywide Alternative Loan Trust
0.464% due 05/25/2047		11,665	6,284
0.465% due 02/20/2047		960	430
0.474% due 05/25/2047		311	159
0.484% due 09/25/2046		10,847	5,031
0.574% due 12/25/2035		55	33
1.208% due 12/25/2035		264	144
6.000% due 01/25/2037 ^		533	341
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		334	282
2.763% due 11/19/2033		74	70
5.296% due 05/20/2036		299	171

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2035		$1,168	$1,092
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/2039		3,100	3,427
Deutsche ALT-A Securities, Inc.
0.394% due 10/25/2036		37	14
Deutsche Mortgage Securities, Inc.
1.510% due 06/28/2047		658	651
First Horizon Alternative Mortgage Securities
2.316% due 06/25/2034		539	454
First Horizon Asset Securities, Inc.
2.630% due 02/25/2035		2,100	1,785
2.746% due 08/25/2035		1,227	945
Fosse Master Issuer PLC
1.805% due 10/18/2054		11,800	11,767
Granite Master Issuer PLC
0.325% due 12/20/2054		1,383	1,323
0.385% due 12/20/2054		374	358
0.465% due 12/20/2054		291	278
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	535	794
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$46	43
0.374% due 01/25/2047 ^		306	289
0.514% due 06/25/2045		515	304
0.564% due 11/25/2045		286	153
GS Mortgage Securities Corp.
1.142% due 03/06/2020		167	166
1.317% due 03/06/2020		1,500	1,487
4.592% due 08/10/2043		6,000	6,613
GSR Mortgage Loan Trust
2.685% due 09/25/2035		1,196	1,046
2.853% due 01/25/2035		703	590
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		157	83
0.565% due 02/19/2036		309	160
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	14,200	18,320
Indymac INDA Mortgage Loan Trust
5.066% due 11/25/2035		$2,052	1,518
Indymac Index Mortgage Loan Trust
2.592% due 12/25/2034		338	234
JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		310	334
5.794% due 02/12/2051		1,300	1,438
JPMorgan Mortgage Trust
2.704% due 08/25/2035		748	515
2.773% due 08/25/2035		794	661
2.798% due 07/25/2035		1,564	1,456
2.810% due 07/25/2035		677	608
5.024% due 02/25/2035		1,405	1,368
5.137% due 07/27/2037		1,608	1,275
5.379% due 09/25/2035		365	298
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	246
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034		700	643
Mellon Residential Funding Corp.
0.718% due 12/15/2030		380	348
0.978% due 11/15/2031		471	452
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		1,812	1,179
5.136% due 12/25/2035		736	618
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		$703	$551
1.270% due 10/25/2035		442	351
1.996% due 10/25/2035		2,103	1,775
Morgan Stanley Capital
0.339% due 10/15/2020		92	91
5.879% due 06/11/2049		600	662
Morgan Stanley Mortgage Loan Trust
2.255% due 06/25/2036		1,187	888
Opteum Mortgage Acceptance Corp.
0.554% due 07/25/2035		104	95
Permanent Master Issuer PLC
2.872% due 07/15/2042	EUR	1,400	1,806
RBSCF Trust
6.007% due 12/16/2049		$2,500	2,815
Residential Accredit Loans, Inc.
0.594% due 08/25/2035		215	116
Securitized Asset Sales, Inc.
0.008% due 11/26/2023		5	4
Sequoia Mortgage Trust
0.485% due 07/20/2036		2,548	1,829
0.635% due 10/19/2026		139	118
Structured Adjustable Rate Mortgage Loan Trust
0.774% due 06/25/2035		129	104
1.618% due 01/25/2035		208	117
2.480% due 02/25/2034		373	335
2.532% due 08/25/2035		309	221
5.500% due 12/25/2034		1,416	1,281
Structured Asset Mortgage Investments, Inc.
0.484% due 06/25/2036		161	94
0.504% due 04/25/2036		671	353
0.535% due 07/19/2035		2,261	1,789
0.945% due 10/19/2034		156	129
Structured Asset Securities Corp.
2.650% due 10/25/2035		173	137
Swan Trust
5.747% due 04/25/2041	AUD	605	611
Vornado DP LLC
4.004% due 09/13/2028		$6,500	7,006
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		2,287	2,047
0.368% due 09/15/2021		3,816	3,630
5.088% due 08/15/2041		1,400	1,502
5.418% due 01/15/2045		410	448
WaMu Mortgage Pass-Through Certificates
0.554% due 11/25/2045		316	226
0.584% due 10/25/2045		1,919	1,386
0.938% due 01/25/2047		1,243	680
0.978% due 05/25/2047		707	407
1.018% due 12/25/2046		166	98
1.208% due 02/25/2046		255	169
1.408% due 11/25/2042		36	28
1.708% due 11/25/2046		175	112
2.718% due 07/25/2046		1,154	754
5.152% due 12/25/2035		433	356
5.550% due 08/25/2035		640	530
5.933% due 10/25/2036		1,059	728
Wells Fargo Mortgage-Backed Securities Trust
2.701% due 09/25/2034		225	222

Total Mortgage-Backed Securities (Cost $242,780)			221,517

ASSET-BACKED SECURITIES 4.5%
Access Group, Inc.
1.718% due 10/27/2025		11,037	11,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp.
0.344% due 12/25/2036		$10	$10
AMMC CDO
0.731% due 05/03/2018		492	470
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	3,407	4,002
ARES CLO Ltd.
0.768% due 03/12/2018		$1,982	1,924
Asset-Backed Funding Certificates
0.644% due 06/25/2034		1,414	1,009
Babson CLO Ltd.
0.777% due 11/15/2016		1,449	1,410
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		9	9
0.954% due 10/25/2032		23	20
Carrington Mortgage Loan Trust
0.344% due 01/25/2037		54	53
Citibank Omni Master Trust
2.378% due 05/16/2016		10,400	10,465
3.028% due 08/15/2018		6,500	6,823
Citigroup Mortgage Loan Trust, Inc.
0.374% due 01/25/2037		316	141
College Loan Corp. Trust
0.668% due 01/25/2024		800	785
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		95	100
Countrywide Asset-Backed Certificates
0.474% due 07/25/2036		4,508	3,685
0.544% due 04/25/2036		345	295
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		116	71
Cumberland CLO Ltd.
0.694% due 11/10/2019		4,519	4,351
Duane Street CLO
0.688% due 11/08/2017		1,456	1,396
Equity One ABS, Inc.
0.594% due 04/25/2034		93	66
First CLO Ltd.
0.854% due 12/14/2016		753	736
First Franklin Mortgage Loan Asset-Backed Certificates
0.634% due 11/25/2035		20,899	17,324
0.674% due 09/25/2035		11,534	10,867
GSAMP Trust
0.364% due 12/25/2036		142	93
Harbourmaster CLO Ltd.
1.686% due 06/15/2020	EUR	604	732
Harvest CLO S.A.
2.228% due 03/29/2017		344	431
HSBC Home Equity Loan Trust
0.435% due 03/20/2036		$2,242	2,073
HSI Asset Securitization Corp. Trust
0.344% due 10/25/2036		11	4
0.344% due 12/25/2036		43	42
Illinois Student Assistance Commission
0.898% due 04/25/2017		1,113	1,107
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		46	45
Katonah Ltd.
0.883% due 09/20/2016		3,527	3,457
Landmark CDO Ltd.
0.827% due 06/01/2017		5,175	4,983
Magi Funding PLC
2.015% due 04/11/2021	EUR	2,231	2,645

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	707	$911
Merrill Lynch Mortgage Investors, Inc.
0.364% due 07/25/2037		$1	1
0.374% due 09/25/2037		30	7
0.414% due 02/25/2037		537	243
Morgan Stanley IXIS Real Estate Capital Trust
0.344% due 11/25/2036		15	4
Nautique Funding Ltd.
0.653% due 04/15/2020		962	881
Navigare Funding CLO Ltd.
0.739% due 05/20/2019		625	605
Nelnet Student Loan Trust
1.118% due 07/25/2018		1,180	1,181
NYLIM Flatiron CLO Ltd.
0.658% due 08/08/2020		600	561
Pacifica CDO Ltd.
0.807% due 02/15/2017		6,107	5,951
Park Place Securities, Inc.
0.554% due 09/25/2035		31	27
Penta CLO S.A.
1.917% due 06/04/2024	EUR	3,970	4,568
Racers
0.811% due 07/25/2017		$1,381	1,347
Renaissance Home Equity Loan Trust
1.054% due 12/25/2032		65	44
Securitized Asset-Backed Receivables LLC Trust
0.354% due 12/25/2036 ^		421	92
SLM Student Loan Trust
0.458% due 04/25/2019		8,800	8,514
0.528% due 04/25/2017		139	139
0.868% due 01/25/2017		1,500	1,496
1.835% due 10/25/2023	EUR	3,900	4,526
1.918% due 04/25/2023		$17,649	18,077
1.928% due 12/15/2017		2,254	2,262
2.350% due 04/15/2039		4,645	4,657
4.500% due 11/16/2043		8,640	8,200
Soundview Home Equity Loan Trust
0.354% due 11/25/2036		68	19
1.094% due 10/25/2037		39	38
Structured Asset Securities Corp.
1.757% due 04/25/2035		880	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO Ltd.
0.697% due 05/15/2019		$3,100	$2,904
Wind River CLO Ltd.
0.889% due 12/19/2016		660	628
Wood Street CLO BV
1.988% due 03/29/2021	EUR	685	829

Total Asset-Backed Securities (Cost $164,155)			162,104

SOVEREIGN ISSUES 6.0%
Australia Government Bond
5.500% due 01/21/2018	AUD	10,300	11,738
Australia Government CPI Linked Bond
2.500% due 09/20/2030		3,700	4,569
3.000% due 09/20/2025		24,600	32,437
4.000% due 08/20/2020		17,800	33,829
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	941	1,202
2.750% due 09/01/2016		9,600	10,050
4.250% due 12/01/2021 (b)		14,541	20,450
Colombia Government International Bond
10.000% due 01/23/2012		$350	351
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	18,900	23,107
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		4,765	5,372
2.100% due 09/15/2021 (b)		27,569	26,761
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	8,800	10,690
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	8,101	16,051
4.250% due 12/07/2040		8,900	16,990
4.750% due 12/07/2038		1,900	3,914

Total Sovereign Issues (Cost $219,114)			217,511

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049		1	844

Total Convertible Preferred Securities (Cost $800)			844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 18.2%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bradesco S.A.
0.000% due 03/23/2012 (l)		$13,400	$13,384
Banco de Brasil New York
1.166% due 01/17/2012		3,500	3,496

			16,880

JAPAN TREASURY BILLS 0.7%
0.100% due 01/23/2012	JPY	2,000,000	25,983

U.S. TREASURY BILLS 0.3%
0.050% due 01/05/2012 - 12/13/2012 (a)(d)(e)		$10,120	10,117

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 16.7%
		60,057,624	601,477

Total Short-Term Instruments (Cost $654,184)			654,457

PURCHASED OPTIONS (j) 0.0%
(Cost $1,178)			509

Total Investments 141.5% (Cost $5,089,168)			$5,107,644

Written Options (k) (0.0%) (Premiums $5,340)			(1,777)

Other Assets and Liabilities (Net) (41.5%)			(1,496,497)

Net Assets 100.0%			$3,609,370

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $1,379 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of December 31, 2011.
(e)	Securities with an aggregate market value of $9,439 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $99,282 at a weighted average interest rate of 0.156%. On December 31, 2011, securities valued at $156,196 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,333 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2013	1,641	$2,920
90-Day Eurodollar June Futures	Long	06/2013	190	238
90-Day Eurodollar March Futures	Long	03/2013	1,107	1,384
90-Day Eurodollar March Futures	Long	03/2014	254	117
90-Day Eurodollar September Futures	Long	09/2013	505	681
U.S. Treasury 10-Year Note March Futures	Long	03/2012	400	271

				$5,611

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $637 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$3,400	$ (1,040)	$(334)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cadbury Schweppes US Finance LLC	BOA	(0.460%	)	12/20/2013	0.205%	$	650	$(4)	$0	$(4)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.588%		300	(0)	0	(0)
DISH DBS Corp.	BOA	(3.650%	)	12/20/2013	1.646%		3,500	(141)	0	(141)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	1.646%		1,500	(61)	0	(61)
HCP, Inc.	GST	(2.910%	)	03/20/2018	2.263%		3,000	(111)	0	(111)
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	6.719%		400	10	(13)	23
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	6.903%		900	83	0	83
Kraft Foods, Inc.	BOA	(0.460%	)	12/20/2013	0.264%		650	(3)	0	(3)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	2.368%		1,000	21	0	21
Marsh & McLennan Cos., Inc.	BOA	(0.830%	)	09/20/2015	0.457%		2,000	(28)	0	(28)
Marsh & McLennan Cos., Inc.	DUB	(0.600%	)	09/20/2015	0.457%		2,000	(11)	0	(11)
Masco Corp.	CBK	(1.910%	)	12/20/2016	3.803%		1,500	123	0	123
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.502%		1,200	(17)	0	(17)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.940%		1,000	25	0	25
UST LLC	BOA	(0.340%	)	09/20/2012	0.138%		2,500	(4)	0	(4)
Xstrata Canada Corp.	BOA	(0.910%	)	06/20/2012	0.227%		1,000	(4)	0	(4)

								$(122)	$(13)	$(109)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	JPM	1.000%	03/20/2018	3.840%	$	1,100	$(162)	$(62)	$(100)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		2,600	(26)	(31)	5
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.818%		6,000	(362)	(198)	(164)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		600	(6)	(7)	1
Brazil Government International Bond	RYL	1.000%	06/20/2015	1.306%		1,000	(10)	(19)	9
France Government Bond	DUB	0.250%	06/20/2015	1.913%		900	(50)	(30)	(20)
France Government Bond	JPM	0.250%	12/20/2015	1.997%		1,000	(65)	(20)	(45)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.219%		5,500	(44)	123	(167)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.219%		400	(4)	8	(12)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		3,300	(26)	69	(95)
Japan Government International Bond	HUS	1.000%	06/20/2016	1.307%		13,300	(170)	(7)	(163)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.219%		2,300	(18)	47	(65)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.219%		2,300	(18)	52	(70)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	4.898%		1,000	(27)	(32)	5
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.868%		700	1	(9)	10
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.872%		4,600	27	104	(77)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.703%		1,300	14	11	3
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		2,300	13	28	(15)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.703%		1,600	17	8	9
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.792%		2,500	21	58	(37)
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.792%		5,100	43	120	(77)

							$(862)	$199	$(1,061)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	16,600	$1,333	$2,205	$(872)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,100	249	460	(211)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		9,200	739	1,288	(549)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		7,200	578	1,015	(437)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		2,000	160	275	(115)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		3,900	313	550	(237)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		2,400	206	325	(119)

						$3,578	$6,118	$(2,540)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	20,000	$(444)	$(101)	$(343)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		8,100	(179)	(89)	(90)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS	BRL	9,900	162	(46)	208
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		37,100	624	19	605
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		11,500	193	16	177
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		9,600	170	0	170
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		10,900	209	(29)	238
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		3,600	74	15	59
Pay	1-Year BRL-CDI	12.280%	01/02/2013	BRC		16,700	368	64	304
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		49,100	(0)	168	(168)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		348,900	172	1,366	(1,194)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		26,900	27	121	(94)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		19,400	54	63	(9)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	4,100	11	(2)	13
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BRC		3,900	10	(3)	13

							$1,451	$1,562	$(111)

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	37,500	$91	$16
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.750%	09/24/2012		32,500	1,087	493

								$1,178	$509

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	139,100	$683	$(189)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		37,500	214	(51)
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,800	0	(34)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,800	0	(29)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		16,400	0	(34)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		16,400	0	(28)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,600	59	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,100	26	(2)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		35,200	0	(228)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		35,200	0	(84)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		40,400	0	(179)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		40,400	0	(142)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		172,100	1,381	(68)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,400	296	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,600	40	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,800	282	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,000	168	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,600	180	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,200	324	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		146,900	1,072	(459)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,700	24	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		6,300	43	0

								$4,792	$(1,534)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	18,900	$ 160	$(72)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		33,400	298	(132)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		4,400	57	(19)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,400	33	(20)

							$ 548	$(243)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 12/31/2010	2,468	$560,100	AUD	0	EUR	16,600	$5,979
Sales	2,084	1,328,900		32,800		0	7,203
Closing Buys	(4,411)	(937,800)		0		(16,600)	(7,288)
Expirations	0	0		(32,800)		0	(308)
Exercised	(141)	(31,600)		0		0	(246)

Balance at 12/31/2011	0	$919,600	AUD	0	EUR	0	$5,340

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Banco Bradesco S.A.	0.000%	03/23/2012	03/21/2011	$13,350	$13,384	0.37%

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

(m)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	13,963	02/2012	CBK	$0	$(376)	$(376)
Sell		109,009	02/2012	JPM	0	(3,709)	(3,709)
Sell		8,525	02/2012	UAG	0	(275)	(275)
Buy	BRL	58	01/2012	MSC	1	0	1
Sell		58	01/2012	MSC	0	0	0
Buy		58	01/2012	UAG	0	0	0
Sell		58	01/2012	UAG	1	0	1
Sell		1,992	03/2012	HUS	5	0	5
Sell		3,317	03/2012	MSC	6	(2)	4
Buy		58	03/2012	UAG	0	(1)	(1)
Sell	CAD	1,099	02/2012	BRC	4	0	4
Buy		12,257	02/2012	DUB	16	0	16
Sell		16,095	02/2012	MSC	0	(174)	(174)
Sell		4,787	02/2012	RBC	1	0	1
Buy	CNY	12,000	02/2012	DUB	42	0	42
Buy		33,446	02/2012	JPM	144	0	144
Buy		56,340	06/2012	BRC	33	0	33
Buy	EUR	46,414	01/2012	BRC	0	(689)	(689)
Sell		55,013	01/2012	BRC	4,354	0	4,354
Buy		54,607	01/2012	CBK	0	(641)	(641)
Buy		2,442	01/2012	DUB	0	(139)	(139)
Sell		51,766	01/2012	DUB	4,405	0	4,405
Sell		119,391	01/2012	FBL	4,975	0	4,975
Buy		9,557	01/2012	JPM	0	(187)	(187)
Buy		3,829	01/2012	MSC	0	(55)	(55)
Buy		1,548	01/2012	RBC	0	(116)	(116)
Buy		22,763	01/2012	UAG	0	(281)	(281)
Sell		37,090	02/2012	BRC	462	0	462
Sell		52,538	02/2012	CBK	633	0	633
Sell		7,789	02/2012	JPM	81	0	81
Sell		21,974	02/2012	UAG	217	0	217
Sell	GBP	4,993	01/2012	BRC	75	0	75
Buy		310	01/2012	CBK	0	(2)	(2)
Sell		20,001	01/2012	GST	233	0	233
Buy		24,684	01/2012	RBC	0	(321)	(321)
Sell		24,684	02/2012	RBC	321	0	321
Buy	IDR	14,251,200	01/2012	CBK	0	(23)	(23)
Sell		41,367,637	01/2012	GST	0	(3)	(3)
Sell		23,602,223	01/2012	JPM	21	0	21
Buy		61,972,600	01/2012	UAG	0	(195)	(195)
Sell		11,254,500	01/2012	UAG	8	0	8
Sell	INR	693,900	07/2012	BRC	799	0	799
Sell		102,045	07/2012	DUB	0	0	0
Sell		57,443	07/2012	GST	0	(7)	(7)
Sell		116,813	07/2012	HUS	18	(8)	10
Sell		340,700	07/2012	JPM	358	(6)	352
Buy		1,310,902	07/2012	UAG	0	(4,664)	(4,664)
Sell	JPY	2,000,000	01/2012	CBK	0	(70)	(70)
Sell		675,284	01/2012	DUB	21	0	21
Sell	KRW	11,960,265	02/2012	BRC	150	(3)	147
Sell		12,656,070	02/2012	CBK	448	0	448
Sell		1,174,428	02/2012	DUB	2	0	2
Sell		2,490,673	02/2012	GST	0	0	0
Sell		2,071,800	02/2012	HUS	22	0	22
Sell		4,781,905	02/2012	MSC	97	0	97
Buy		35,135,942	02/2012	UAG	0	(2,748)	(2,748)
Buy	MXN	135,455	03/2012	HUS	0	(333)	(333)
Sell		32,050	03/2012	MSC	22	0	22
Sell		66,021	03/2012	UAG	31	0	31
Sell	MYR	9,198	04/2012	BRC	0	(11)	(11)
Buy		2,886	04/2012	CBK	0	(27)	(27)
Sell		10,616	04/2012	DUB	0	(13)	(13)
Sell		3,735	04/2012	HUS	0	(5)	(5)
Sell		6,863	04/2012	JPM	0	(13)	(13)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MYR	27,526	04/2012	UAG	$0	$(428)	$(428)
Buy	PHP	341,678	03/2012	BRC	0	(200)	(200)
Sell		330,317	03/2012	BRC	22	(28)	(6)
Buy		94,700	03/2012	CBK	0	(23)	(23)
Sell		76,965	03/2012	GST	0	(6)	(6)
Sell		111,143	03/2012	HUS	0	(5)	(5)
Buy		307,798	03/2012	JPM	0	(60)	(60)
Sell		134,549	03/2012	JPM	31	0	31
Sell		91,203	03/2012	MSC	20	0	20
Sell	SGD	4,296	02/2012	BRC	9	(15)	(6)
Sell		1,302	02/2012	DUB	0	(4)	(4)
Buy		9,423	02/2012	FBL	63	0	63
Sell		1,366	02/2012	HUS	0	(4)	(4)
Sell		2,458	02/2012	UAG	9	(4)	5

					$18,160	$(15,874)	$2,286

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$15,189	$0	$15,189
Corporate Bonds & Notes
Banking & Finance	0	617,029	700	617,729
Industrials	0	67,079	0	67,079
Utilities	0	2,588	0	2,588
Municipal Bonds & Notes
California	0	435	0	435
North Carolina	0	6,623	0	6,623
Ohio	0	661	0	661
Rhode Island	0	267	0	267
West Virginia	0	745	0	745
U.S. Government Agencies	0	150,348	11,562	161,910
U.S. Treasury Obligations	0	2,977,476	0	2,977,476
Mortgage-Backed Securities	0	209,946	11,571	221,517
Asset-Backed Securities	0	158,965	3,139	162,104
Sovereign Issues	0	217,511	0	217,511
Convertible Preferred Securities
Banking & Finance	844	0	0	844
Short-Term Instruments
Certificates of Deposit	0	16,880	0	16,880
Japan Treasury Bills	0	25,983	0	25,983
U.S. Treasury Bills	0	10,117	0	10,117

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
PIMCO Short-Term Floating NAV Portfolio	$601,477	$0	$0	$601,477
Purchased Options
Interest Rate Contracts	0	509	0	509
	$602,321	$4,478,351	$26,972	$5,107,644

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	321	0	321
Foreign Exchange Contracts	0	18,160	0	18,160
Interest Rate Contracts	5,611	1,787	0	7,398
	$5,611	$20,268	$0	$25,879

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4,031)	0	(4,031)
Foreign Exchange Contracts	0	(15,874)	0	(15,874)
Interest Rate Contracts	0	(3,766)	(243)	(4,009)
	$0	$(23,671)	$(243)	$(23,914)

Totals	$607,932	$4,474,948	$26,729	$5,109,609

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$696	$0	$0	$0	$0	$4	$0	$0	$700	$5
U.S. Government Agencies	25,676	(12,596)	(1,581)	0	0	63	0	0	11,562	57
Mortgage-Backed Securities	4,969	11,718	(3,300)	74	17	(136)	0	(1,771)	11,571	(220)
Asset-Backed Securities	21,415	0	(3,360)	167	122	162	911	(16,278)	3,139	(10)
Short-Term Instruments
Short-Term Notes	780	0	(800)	20	0	0	0	0	0	0

	$53,536	$(878)	$(9,041)	$261	$139	$93	$911	$(18,049)	$26,972	$(168)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Real Return Portfolio  (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,148)	$0	$0	$0	$1,002	$903	$0	$0	$(243)	$365

Totals	$51,388	$(878)	$(9,041)	$261	$1,141	$996	$911	$(18,049)	$26,729	$197

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Purchased Options outstanding	$0	$0	$0	$0	$509	$509
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	550	550
Unrealized appreciation on foreign currency contracts	0	0	0	18,160	0	18,160
Unrealized appreciation on OTC swap agreements	0	321	0	0	1,787	2,108

	$0	$321	$0	$18,160	$2,846	$21,327

Liabilities:
Written option outstanding	$0	$0	$0	$0	$1,777	$1,777
Variation margin payable on financial derivative instruments (2)	0	0	0	0	5	5
Unrealized depreciation on foreign currency contracts	0	0	0	15,874	0	15,874
Unrealized depreciation on OTC swap agreements	0	4,031	0	0	1,898	5,929

	$0	$4,031	$0	$15,874	$3,680	$23,585

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$1,116	$1,116
Net realized gain (loss) on futures contracts, written options and swaps	0	1,851	0	308	(1,154)	1,005
Net realized gain on foreign currency transactions	0	0	0	16,490	0	16,490

	$0	$1,851	$0	$16,798	$(38)	$18,611

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(822)	$(822)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swap	0	(3,521)	0	0	9,568	6,047
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	424	0	424

	$0	$(3,521)	$0	$424	$8,746	$5,649

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $5,611 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(334) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(176)	$156	$(20)
BPS	(244)	0	(244)
BRC	5,297	(5,330)	(33)
CBK	1,117	(1,500)	(383)
DUB	4,065	(4,070)	(5)
FBF	43	0	43
FBL	5,038	(4,980)	58
GLM	589	(700)	(111)
GST	17	(280)	(263)
HUS	(125)	260	135
JPM	(2,841)	1,429	(1,412)
MSC	(85)	(160)	(245)
MYC	140	(110)	30
RBC	(115)	0	(115)
RYL	97	0	97
UAG	(7,754)	7,579	(175)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

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December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(f) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

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Notes to Financial Statements  (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements  (Cont.)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$13,743	$0

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$433,411	$2,260,145	$(2,092,300)	$79	$142	$601,477	$245

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$16,622,960	$16,131,440	$870,293	$535,776

DECEMBER 31, 2011	ANNUAL REPORT	29

Notes to Financial Statements  (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,761	$38,001	2,296	$29,878
Administrative Class	76,166	1,052,214	67,379	876,739
Advisor Class	24,630	341,183	11,997	158,364
Issued as reinvestment of distributions
Institutional Class	440	6,082	182	2,377
Administrative Class	10,037	138,646	3,747	48,874
Advisor Class	1,419	19,653	186	2,435
Cost of shares redeemed
Institutional Class	(1,530)	(20,838)	(3,026)	(38,475)
Administrative Class	(47,303)	(651,633)	(37,099)	(481,277)
Advisor Class	(3,211)	(44,446)	(1,356)	(17,644)
Net increase resulting from Portfolio share transactions	63,409	$878,862	44,306	$581,271

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 42% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$229,205	$19,209	$(7,742)	$(15,710)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$5,105,026	$68,105	$(65,486)	$2,619

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$148,949	$15,395	$—
12/31/2010	$51,686	$2,000	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit
CAD	Canadian Dollar	INR	Indian Rupee	PHP	Philippine Peso
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate

DECEMBER 31, 2011	ANNUAL REPORT	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.17%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.04%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	35

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT59AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Short-Term Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Management of the Trust	30
Privacy Policy	32
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	59.9%
Short-Term Instruments	11.0%
Mortgage-Backed Securities	9.2%
Asset-Backed Securities	6.3%
Sovereign Issues	6.1%
U.S. Government Agencies	5.8%
Other	1.7%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Short-Term Portfolio Administrative Class	0.51%	2.88%	2.75%	3.40%
Citigroup 3-Month Treasury Bill Index±	0.08%	1.36%	1.85%	2.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$997.50	$1,022.18
Expenses Paid During Period*	$3.02	$3.06
Net Annualized Expense Ratio	0.60%	0.60%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as short term interest rates moved lower across the yield curve.

»	Exposure to Agency mortgage-backed securities detracted from performance as the sector underperformed U.S. Treasuries during the reporting period.

»	Exposure to the corporate sector detracted from returns as the sector underperformed U.S. Treasuries during the reporting period.

»	At the end of the reporting period on December 31, 2011, the Portfolio’s 30 Day SEC yield[1] was 1.44%.

1The 30 Day SEC yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$10.18	$10.07	$9.62	$10.01	$10.04
Net investment income (a)	0.09	0.09	0.20	0.36	0.47
Net realized/unrealized gain (loss)	(0.03)	0.13	0.54	(0.39)	(0.03)
Total income (loss) from investment operations	0.06	0.22	0.74	(0.03)	0.44
Dividends from net investment income	(0.10)	(0.09)	(0.20)	(0.36)	(0.47)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)	0.00	0.00
Total distributions	(0.12)	(0.11)	(0.29)	(0.36)	(0.47)
Net asset value end of year	$10.12	$10.18	$10.07	$9.62	$10.01
Total return	0.51%	2.11%	7.80%	(0.31)%	4.49%
Net assets end of year (000s)	$33,688	$26,794	$16,335	$12,385	$12,991
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.90%	0.88%	1.98%	3.65%	4.73%
Portfolio turnover rate	225%*	231%*	524%	191%	160%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$63,467
Investments in Affiliates, at value	5,047
Repurchase agreements, at value	595
Cash	2
Deposits with counterparty	8
Foreign currency, at value	69
Receivable for investments sold	1,055
Receivable for Portfolio shares sold	132
Interest and dividends receivable	417
Dividends receivable from Affiliates	1
OTC Swap premiums paid	25
Unrealized appreciation on foreign currency contracts	280
Unrealized appreciation on OTC swap agreements	26
71,124

Liabilities:
Payable for investments purchased	$1,020
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	133
Written options outstanding	61
Accrued investment advisory fees	16
Accrued supervisory and administrative fees	13
Accrued distribution fees	9
Accrued servicing fees	1
OTC Swap premiums received	28
Unrealized depreciation on foreign currency contracts	170
Unrealized depreciation on OTC swap agreements	30
1,482

Net Assets	$69,642

Net Assets Consist of:
Paid in capital	$69,903
Undistributed net investment income	431
Accumulated undistributed net realized gain	38
Net unrealized (depreciation)	(730)
$69,642

Net Assets:
Institutional Class	$7,807
Administrative Class	33,688
Advisor Class	28,147

Shares Issued and Outstanding:
Institutional Class	772
Administrative Class	3,330
Advisor Class	2,783

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments	$64,315
Cost of Investments in Affiliates	$5,047
Cost of Repurchase Agreements	$595
Cost of Foreign Currency Held	$71
Premiums Received on Written Options	$75

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$940
Dividends from Affiliate investments	20
Total Income	960

Expenses:
Investment advisory fees	159
Supervisory and administrative fees	127
Servicing fees – Administrative Class	51
Distribution and/or servicing fees – Advisor Class	55
Trustees’ fees	1
Interest expense	1
Total Expenses	394

Net Investment Income	566

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(37)
Net realized (loss) on Affiliate investments	(10)
Net realized gain on futures contracts, written options and swaps	95
Net realized gain on foreign currency transactions	268
Net change in unrealized (depreciation) on investments	(860)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	92
Net (Loss)	(453)

Net Increase in Net Assets Resulting from Operations	$113

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$566	$333
Net realized gain	326	136
Net realized gain (loss) on Affiliate investments	(10)	1
Net change in unrealized appreciation (depreciation)	(769)	262
Net increase resulting from operations	113	732

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(67)
Administrative Class	(314)	(211)
Advisor Class	(188)	(41)
From net realized capital gains
Institutional Class	(13)	(11)
Administrative Class	(58)	(45)
Advisor Class	(42)	(17)

Total Distributions	(698)	(392)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	22,252	24,656

Total Increase in Net Assets	21,667	24,996

Net Assets:
Beginning of year	47,975	22,979
End of year*	$69,642	$47,975

*Including undistributed net investment income of:	$431	$253

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 59.4%

BANKING & FINANCE 29.5%
Abbey National Treasury Services PLC
2.002% due 04/25/2014	$400	$364
Ally Financial, Inc.
7.500% due 12/31/2013	250	258
American International Group, Inc.
4.250% due 05/15/2013	500	500
ASIF Global Financing XIX
4.900% due 01/17/2013	400	404
Banco do Brasil S.A.
4.500% due 01/22/2015	200	208
Banco Santander Chile
1.659% due 04/20/2012	100	100
Bank of America Corp.
1.941% due 07/11/2014	200	180
7.375% due 05/15/2014	200	208
Bank of Montreal
1.300% due 10/31/2014	700	699
Banque PSA Finance S.A.
2.481% due 04/04/2014	200	185
Barclays Bank PLC
1.138% due 01/13/2012	100	100
2.500% due 01/23/2013	250	249
BNZ International Funding Ltd.
2.625% due 06/05/2012	500	504
BPCE S.A.
2.375% due 10/04/2013	300	291
BRFkredit A/S
0.653% due 04/15/2013	200	200
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	400	414
Cie de Financement Foncier
1.166% due 07/23/2012	200	200
1.625% due 07/23/2012	200	200
Citigroup, Inc.
1.848% due 01/13/2014	200	195
2.453% due 08/13/2013	350	344
5.500% due 04/11/2013	300	306
Credit Agricole Home Loan SFH
1.162% due 07/21/2014	700	673
Credit Suisse
1.361% due 01/14/2014	400	387
DanFin Funding Ltd.
1.103% due 07/16/2013	300	300
Dexia Credit Local
0.927% due 03/05/2013	500	473
Dexia Credit Local S.A.
0.644% due 01/12/2012	400	400
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	217
FIH Erhvervsbank A/S
0.912% due 06/13/2013	200	200
Ford Motor Credit Co. LLC
3.148% due 01/13/2012	200	200
7.500% due 08/01/2012	100	103
7.800% due 06/01/2012	300	306
HSBC Bank PLC
1.103% due 08/12/2013	300	298
1.625% due 07/07/2014	300	297
ICICI Bank Ltd.
2.256% due 02/24/2014	200	190
6.625% due 10/03/2012	100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
1.725% due 10/18/2013		$100	$97
Intesa Sanpaolo SpA
2.906% due 02/24/2014		100	88
Landesbank Baden-Wuerttemberg
0.790% due 06/22/2012		400	400
Lloyds TSB Bank PLC
2.766% due 01/24/2014		250	237
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		500	504
5.571% due 10/04/2012		200	200
MetLife, Inc.
1.685% due 08/06/2013		200	201
Morgan Stanley
2.016% due 01/24/2014		300	276
2.953% due 05/14/2013		300	288
Nationwide Building Society
2.500% due 08/17/2012		1,000	1,011
Network Rail Infrastructure Finance PLC
0.564% due 06/14/2013		400	400
NIBC Bank NV
0.909% due 12/02/2014		750	751
Nordea Bank AB
1.301% due 01/14/2014		400	388
Pricoa Global Funding I
5.400% due 10/18/2012		200	206
RCI Banque S.A.
2.261% due 04/11/2014		200	191
Royal Bank of Scotland Group PLC
1.153% due 05/11/2012		300	301
2.625% due 05/11/2012		1,000	1,007
2.915% due 08/23/2013		400	385
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		100	100
SSIF Nevada LP
1.101% due 04/14/2014		400	394
Stadshypotek AB
1.129% due 09/30/2013		300	300
Standard Chartered PLC
1.403% due 05/12/2014		250	248
Suncorp-Metway Ltd.
1.903% due 07/16/2012		300	302
Swedbank AB
0.851% due 01/14/2013		300	300
Swedbank Hypotek AB
1.024% due 03/28/2014		600	590
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	800	815
Westpac Banking Corp.
1.309% due 03/31/2014		$300	301

			20,536

INDUSTRIALS 25.6%
Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202
Amgen, Inc.
1.875% due 11/15/2014		500	507
Anglo American Capital PLC
9.375% due 04/08/2014		550	628
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		400	401
Barrick Gold Corp.
1.750% due 05/30/2014		350	354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
4.500% due 01/15/2015	$400	$420
5.450% due 06/15/2014	300	321
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	250	258
Case New Holland, Inc.
7.750% due 09/01/2013	110	117
Charter Communications Operating LLC
8.000% due 04/30/2012	150	154
Codelco, Inc.
5.500% due 10/15/2013	125	135
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	440
COX Communications, Inc.
7.125% due 10/01/2012	425	445
CSN Islands VIII Corp.
9.750% due 12/16/2013	100	113
Daimler Finance North America LLC
1.184% due 03/28/2014	500	483
1.742% due 09/13/2013	250	247
Danaher Corp.
0.817% due 06/21/2013	500	501
DCP Midstream LLC
9.700% due 12/01/2013	250	282
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	50	51
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	426
Devon Energy Corp.
2.400% due 07/15/2016	700	718
Dow Chemical Co.
7.600% due 05/15/2014	400	453
Encana Corp.
4.750% due 10/15/2013	200	210
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	219
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	450	480
General Mills, Inc.
0.811% due 05/16/2014	250	249
6.000% due 02/15/2012	91	91
Georgia-Pacific LLC
8.250% due 05/01/2016	200	222
Hewlett-Packard Co.
0.786% due 05/24/2013	100	99
0.923% due 05/30/2014	475	460
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	250	262
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	265
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	100	105
Johnson Controls, Inc.
0.843% due 02/04/2014	350	350
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	103
7.125% due 03/15/2012	250	253
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	200	216
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	101
Philip Morris International, Inc.
2.500% due 05/16/2016	100	104
6.875% due 03/17/2014	500	563

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	$100	$110
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	300	305
Reynolds American, Inc.
7.250% due 06/01/2012	250	256
7.250% due 06/01/2013	300	322
Rio Tinto Alcan, Inc.
4.875% due 09/15/2012	200	205
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	353	413
Rockies Express Pipeline LLC
6.250% due 07/15/2013	200	211
Sanofi
2.625% due 03/29/2016	400	418
Steel Dynamics, Inc.
7.375% due 11/01/2012	350	365
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	350	342
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	700	713
UST LLC
6.625% due 07/15/2012	750	772
Volkswagen International Finance NV
1.191% due 04/01/2014	500	490
Wesfarmers Ltd.
2.983% due 05/18/2016	250	252
WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403
Xstrata Canada Corp.
7.250% due 07/15/2012	250	258

		17,843

UTILITIES 4.3%
Appalachian Power Co.
5.650% due 08/15/2012	382	393
BP Capital Markets PLC
1.140% due 03/11/2014	200	200
5.250% due 11/07/2013	100	107
Crown Castle Towers LLC
3.214% due 08/15/2035	200	202
KCP&L Greater Missouri Operations Co.
11.875% due 07/01/2012	200	210
NGPL PipeCo LLC
6.514% due 12/15/2012	450	455
Public Service Co. of Colorado
7.875% due 10/01/2012	300	316
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	250	254
Telecom Italia Capital S.A.
5.250% due 11/15/2013	200	192
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	223
Vodafone Group PLC
5.375% due 01/30/2015	400	444

		2,996

Total Corporate Bonds & Notes (Cost $41,784)		41,375

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%
Boston Properties LP
2.875% due 02/15/2037	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.3%
Transocean, Inc.
1.500% due 12/15/2037	$200	$198

Total Convertible Bonds & Notes (Cost $396)		399

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.3%
Arkansas Student Loan Authority
1.400% due 11/25/2043	213	206

CALIFORNIA 0.4%
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	250	254

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	100	100

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2011
1.520% due 08/01/2013	200	203

Total Municipal Bonds & Notes (Cost $762)		763

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.317% due 12/25/2036	22	21
0.414% due 03/25/2034	18	18
0.444% due 08/25/2034 - 06/25/2037	5	5
0.494% due 10/27/2037	100	99
0.644% due 05/25/2042	12	12
0.844% due 09/25/2041	651	650
0.874% due 06/25/2041	360	360
0.945% due 01/01/2021	197	198
0.974% due 12/25/2037	156	156
1.418% due 03/01/2044 - 07/01/2044	49	51
2.501% due 10/01/2031	3	3
4.500% due 11/25/2029	235	236
Federal Home Loan Bank
1.760% due 11/05/2012	200	203
Freddie Mac
0.334% due 12/25/2036	57	57
0.508% due 02/15/2019	111	111
0.628% due 06/15/2031	2	2
0.728% due 09/15/2041	474	472
1.399% due 10/25/2044	154	150
1.418% due 02/25/2045	163	156
1.609% due 07/25/2044	60	62
5.500% due 08/15/2030	1	1
Ginnie Mae
2.000% due 02/20/2032	12	12
NCUA Guaranteed Notes
0.624% due 12/07/2020	238	239
0.644% due 11/06/2017	297	297
0.834% due 12/08/2020	229	230
1.600% due 10/29/2020	179	182

Total U.S. Government Agencies (Cost $3,992)		3,983

MORTGAGE-BACKED SECURITIES 9.1%
Adjustable Rate Mortgage Trust
5.188% due 11/25/2035	1,082	724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arkle Master Issuer PLC
1.616% due 05/17/2060		$100	$100
Arran Residential Mortgages Funding PLC
1.513% due 09/16/2056	EUR	500	642
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		$57	53
Banc of America Mortgage Securities, Inc.
3.434% due 07/20/2032		1	1
BCAP LLC Trust
2.591% due 11/26/2035		100	92
BCRR Trust
4.230% due 12/22/2035		42	42
4.230% due 02/22/2041		100	101
Bear Stearns Adjustable Rate Mortgage Trust
2.845% due 01/25/2034		7	6
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		37	23
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		23	20
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		99	100
Commercial Mortgage Pass-Through Certificates
0.378% due 12/15/2020		27	26
Countrywide Alternative Loan Trust
0.435% due 05/20/2046		1	1
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		30	26
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		6	4
1.745% due 05/25/2032		1	1
2.399% due 06/25/2033		29	26
6.133% due 04/15/2037		359	360
European Loan Conduit
1.612% due 05/15/2019	EUR	27	29
Extended Stay America Trust
3.128% due 01/05/2013 (a)		$245	7
First Republic Mortgage Loan Trust
0.578% due 08/15/2032		26	24
Fosse Master Issuer PLC
1.805% due 10/18/2054		200	199
Greenpoint Mortgage Funding Trust
0.514% due 06/25/2045		44	26
GSR Mortgage Loan Trust
2.685% due 09/25/2035		37	33
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		59	31
Holmes Master Issuer PLC
0.503% due 07/15/2020		500	497
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043		93	95
5.289% due 05/15/2045		174	176
Mellon Residential Funding Corp.
0.718% due 12/15/2030		9	8
MLCC Mortgage Investors, Inc.
1.270% due 10/25/2035		21	17
RBSSP Resecuritization Trust
0.794% due 10/26/2036		279	256
2.560% due 12/26/2036		525	522
Structured Asset Mortgage Investments, Inc.
0.524% due 05/25/2045		70	38
0.535% due 07/19/2035		10	6
0.945% due 09/19/2032		7	6
0.985% due 04/19/2035		2,287	1,755

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037		$42	$42
Wachovia Bank Commercial Mortgage Trust
5.735% due 06/15/2049		174	179
WaMu Mortgage Pass-Through Certificates
1.208% due 02/25/2046		32	21
1.208% due 08/25/2046		46	26
1.408% due 11/25/2042		17	13
1.608% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $6,636)			6,357

ASSET-BACKED SECURITIES 6.3%
ACE Securities Corp.
0.344% due 12/25/2036		2	2
Babson CLO Ltd.
0.777% due 11/15/2016		103	101
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		5	5
0.374% due 10/25/2036		8	8
0.954% due 10/25/2032		2	1
Carrington Mortgage Loan Trust
0.394% due 06/25/2037		33	30
Chase Issuance Trust
1.828% due 04/15/2014		100	100
Citibank Omni Master Trust
2.378% due 05/16/2016		350	352
3.028% due 08/15/2018		200	210
4.900% due 11/15/2018		300	327
Countrywide Asset-Backed Certificates
0.774% due 12/25/2031		2	1
1.034% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.034% due 08/25/2032		3	2
Ford Auto Securitization Trust
1.793% due 09/15/2013	CAD	40	39
1.926% due 06/15/2013		109	107
Ford Credit Auto Owner Trust
0.219% due 08/15/2012		$21	21
2.778% due 05/15/2013		28	28
Holmes Master Issuer PLC
0.408% due 07/15/2012		800	800
Irwin Home Equity Corp.
0.834% due 07/25/2032		2	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		$1	$1
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	256
MASTR Asset-Backed Securities Trust
0.344% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.118% due 07/25/2018		184	185
New Century Home Equity Loan Trust
0.554% due 06/25/2035		21	19
Panhandle-Plains Higher Education Authority, Inc.
1.081% due 10/01/2018		414	413
Renaissance Home Equity Loan Trust
0.654% due 11/25/2034		8	6
0.734% due 08/25/2033		10	8
0.794% due 12/25/2033		42	34
SLM Student Loan Trust
0.548% due 04/25/2017		26	26
0.746% due 12/17/2018		268	267
0.918% due 10/25/2017		400	399
1.918% due 04/25/2023		151	154
3.500% due 08/17/2043		181	178
4.500% due 11/16/2043		325	309
Structured Asset Securities Corp.
0.874% due 01/25/2033		3	3

Total Asset-Backed Securities (Cost $4,447)			4,395

SOVEREIGN ISSUES 6.1%
Bank of England Euro Note
1.375% due 03/07/2014		400	406
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	327
Export-Import Bank of Korea
1.592% due 03/13/2012		400	400
Japan Finance Corp.
1.500% due 07/06/2012		400	402
Mexico Government International Bond
6.250% due 06/16/2016	MXN	28,540	2,110
Province of Ontario Canada
1.875% due 11/19/2012		$300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.150% due 04/09/2014		$250	$268

Total Sovereign Issues (Cost $4,343)			4,217

SHORT-TERM INSTRUMENTS 10.9%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bradesco S.A.
1.950% due 01/24/2013		250	252
Intesa Sanpaolo SpA
0.906% due 01/19/2012		400	400

			652

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
0.010% due 01/03/2012		595	595

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $610. Repurchase proceeds are $595.)

JAPAN TREASURY BILLS 1.9%
0.100% due 02/06/2012 - 03/26/2012 (b)	JPY	100,000	1,299

U.S. TREASURY BILLS 0.0%
0.041% due 03/01/2012 (e)		$27	27

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 7.2%
		504	5,047

Total Short-Term Instruments (Cost $7,597)			7,620

Total Investments 99.2% (Cost $69,957)			$69,109

Written Options (g) (0.1%) (Premiums $75)			(61)

Other Assets and Liabilities (Net) 0.9%			594

Net Assets 100.0%			$69,642

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $196 at a weighted average interest rate of (0.600%). On December 31, 2011 there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $27 and cash of $8 have been pledged as collateral for futures contracts on December 31, 2011. On December 31, 2011 there were no open futures contracts.
(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
ING Bank NV	BRC	(1.000%	)	12/20/2013	1.774%		EUR	200	$4	$6	$(2)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	5.033%	$		100	4	6	(2)

									$8	$12	$(4)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CBK	1.000%	03/20/2013	1.577%	$	300	$(2)	$2	$(4)
ArcelorMittal	BRC	1.000%	03/20/2013	2.622%		300	(5)	(2)	(3)
ArcelorMittal	CBK	1.000%	03/20/2014	3.912%		200	(13)	(17)	4
ArcelorMittal	MYC	1.000%	06/20/2014	4.230%		200	(15)	(3)	(12)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.916%		75	0	1	(1)
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%		100	14	(3)	17
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2014	0.780%		200	1	1	0
Ensco PLC	FBF	1.000%	03/20/2014	0.841%		250	1	(2)	3
Freeport-McMoRan Copper & Gold, Inc.	BPS	1.000%	03/20/2013	0.655%		300	1	4	(3)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.868%		200	1	(1)	2
Rio Tinto Finance USA Ltd.	GST	1.000%	12/20/2012	0.724%		200	1	1	(0)
Teck Resources Ltd.	CBK	1.000%	03/20/2013	0.699%		300	1	4	(3)

							$(15)	$(15)	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar March Futures	$99.375	03/19/2012	5	$2	$(1)
Put - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	5	4	(1)

				$6	$(2)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012	$	8,000,000	$17	$(6)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		8,000,000	17	(19)
Call - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.625%	06/17/2013		24,800,000	17	(13)
Put - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.625%	06/17/2013		24,800,000	18	(21)

								$69	$(59)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	18	$7,100	$63
Sales	10	114,200	163
Closing Buys	(18)	(54,500)	(139)
Expirations	0	(1,200)	(11)
Exercised	0	0	0

Balance at 12/31/2011	10	$65,600	$75

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	789	02/2012	JPM	$0	$(27)	$(27)
Sell	CAD	235	02/2012	DUB	0	(1)	(1)
Buy		45	02/2012	RBC	0	0	0
Buy	CLP	10,534	03/2012	UAG	1	0	1
Buy	CNY	133	02/2012	DUB	0	0	0
Buy		363	06/2012	CBK	0	0	0
Sell		690	02/2013	BRC	2	0	2
Buy		1,469	02/2013	DUB	0	(2)	(2)
Sell	DKK	4,060	01/2012	JPM	2	0	2
Buy		4,000	01/2012	RYL	0	(58)	(58)
Sell	EUR	1,806	01/2012	FBL	112	0	112
Buy		903	01/2012	GST	0	(16)	(16)
Buy		540	01/2012	JPM	0	(1)	(1)
Sell		1	01/2012	JPM	0	0	0
Sell		198	01/2012	UAG	17	0	17
Sell		903	02/2012	GST	16	0	16
Sell		497	06/2012	CBK	60	0	60
Buy	INR	11,460	07/2012	JPM	0	(40)	(40)
Buy	JPY	27,284	01/2012	BRC	4	0	4
Buy		49,917	01/2012	CBK	3	0	3
Sell		20,203	01/2012	DUB	1	0	1
Sell		80,000	02/2012	CBK	0	(15)	(15)
Sell		7,953	03/2012	BRC	0	(1)	(1)
Sell		4,066	03/2012	CBK	0	(1)	(1)
Sell		7,981	03/2012	JPM	0	(1)	(1)
Buy	MXN	7,830	03/2012	BRC	0	(6)	(6)
Buy		837	03/2012	HUS	0	0	0
Sell		17,221	03/2012	HUS	42	0	42
Sell		11,117	03/2012	JPM	20	0	20
Buy	ZAR	213	01/2012	HUS	0	(1)	(1)

					$280	$(170)	$110

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$20,536	$0	$20,536
Industrials	0	17,792	51	17,843
Utilities	0	2,996	0	2,996
Convertible Bonds & Notes
Banking & Finance	0	201	0	201
Industrials	0	198	0	198
Municipal Bonds & Notes
Arkansas	0	206	0	206
California	0	254	0	254
New Jersey	0	100	0	100
New York	0	203	0	203
U.S. Government Agencies	0	3,217	766	3,983
Mortgage-Backed Securities	0	6,357	0	6,357
Asset-Backed Securities	0	4,139	256	4,395
Sovereign Issues	0	4,217	0	4,217
Short-Term Instruments
Certificates of Deposit	0	652	0	652
Repurchase Agreements	0	595	0	595

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Japan Treasury Bills	$0	$1,299	$0	$1,299
U.S. Treasury Bills	0	27	0	27
PIMCO Short-Term Floating NAV Portfolio	5,047	0	0	5,047
	$5,047	$62,989	$1,073	$69,109

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	26	0	26
Foreign Exchange Contracts	0	280	0	280
	$0	$306	$0	$306

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(30)	0	(30)
Foreign Exchange Contracts	0	(170)	0	(170)
Interest Rate Contracts	(2)	(59)	0	(61)
	$(2)	$(259)	$0	$(261)

Totals	$5,045	$63,036	$1,073	$69,154

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$358	$257	$(556)	$(9)	$(1)	$2	$0	$0	$51	$0
U.S. Government Agencies	942	0	(178)	0	0	2	0	0	766	2
Mortgage-Backed Securities	1	0	0	0	0	(1)	0	0	0	0
Asset-Backed Securities	311	272	(203)	0	8	(25)	0	(107)	256	(16)
Short-Term Instruments
Certificates of Deposit	300	0	(302)	0	2	0	0	0	0	0
Totals	$1,912	$529	$(1,239)	$(9)	$9	$(22)	$0	$(107)	$1,073	$(14)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$280	$0	$280
Unrealized appreciation on OTC swap agreements	0	26	0	0	0	26

	$0	$26	$0	$280	$0	$306

Liabilities:
Written options outstanding	$0	$0	$0	$0	$61	$61
Unrealized depreciation on foreign currency contracts	0	0	0	170	0	170
Unrealized depreciation on OTC swap agreements	0	30	0	0	0	30

	$0	$30	$0	$170	$61	$261

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(28)	$(28)
Net realized gain on futures contracts, written options and swaps	0	42	0	11	42	95
Net realized gain on foreign currency transactions	0	0	0	372	0	372

	$0	$42	$0	$383	$14	$439

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(35)	$0	$0	$34	$(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	74	0	74

	$0	$(35)	$0	$74	$34	$73

(1)	See note 5 in the Notes to Financial Statements for additional information.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BPS	$1	$0	$1
BRC	2	0	2
CBK	33	0	33
DUB	0	0	0
FBF	1	0	1
FBL	112	0	112
GST	15	0	15
HUS	41	0	41
JPM	(48)	0	(48)
MYC	(39)	0	(39)
RBC	0	0	0
RYL	(92)	0	(92)
UAG	18	0	18

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements  (Cont.)

may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements  (Cont.)

agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,481	$4,559

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$3,237	$74,520	$(72,700)		$(10)	$0	$5,047	$20

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$90,488	$89,955	$65,490	$43,918

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	271	$2,753	152	$1,547
Administrative Class	4,386	44,752	3,652	37,042
Advisor Class	2,290	23,313	1,552	15,792
Issued as reinvestment of distributions
Institutional Class	10	96	8	78
Administrative Class	36	372	25	256
Advisor Class	23	231	6	58
Cost of shares redeemed
Institutional Class	(206)	(2,087)	(86)	(868)
Administrative Class	(3,725)	(37,875)	(2,666)	(27,095)
Advisor Class	(914)	(9,303)	(211)	(2,154)
Net increase resulting from Portfolio share transactions	2,171	$22,252	2,432	$24,656

As of December 31, 2011, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$675	$25		$(955)		$(5)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements  (Cont.)

December 31, 2011

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$69,970	$197	$(1,059)	$(861)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$673	$25	$—
12/31/2010	$359	$33	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

26	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	INR	Indian Rupee	ZAR	South African Rand
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT63AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Short-Term Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Management of the Trust	30
Privacy Policy	32
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	59.9%
Short-Term Instruments	11.0%
Mortgage-Backed Securities	9.2%
Asset-Backed Securities	6.3%
Sovereign Issues	6.1%
U.S. Government Agencies	5.8%
Other	1.7%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (04/28/2000)
PIMCO Short-Term Portfolio Institutional Class	0.66%	3.03%	2.91%	3.45%
Citigroup 3-Month Treasury Bill Index±	0.08%	1.36%	1.85%	2.28%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$998.30	$1,022.94
Expenses Paid During Period*	$2.27	$2.29
Net Annualized Expense Ratio	0.45%	0.45%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as short term interest rates moved lower across the yield curve.

»	Exposure to Agency mortgage-backed securities detracted from performance as the sector underperformed U.S. Treasuries during the reporting period.

»	Exposure to the corporate sector detracted from returns as the sector underperformed U.S. Treasuries during the reporting period.

»	At the end of the reporting period on December 31, 2011, the Portfolio’s 30 Day SEC yield[1] was 1.59%.

1The 30 Day SEC yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$10.18	$10.07	$9.62	$10.01	$10.04
Net investment income (a)	0.11	0.11	0.22	0.38	0.49
Net realized/unrealized gain (loss)	(0.04)	0.12	0.54	(0.39)	(0.03)
Total income (loss) from investment operations	0.07	0.23	0.76	(0.01)	0.46
Dividends from net investment income	(0.11)	(0.10)	(0.22)	(0.38)	(0.49)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)	0.00	0.00
Total distributions	(0.13)	(0.12)	(0.31)	(0.38)	(0.49)
Net asset value end of year	$10.12	$10.18	$10.07	$9.62	$10.01
Total return	0.66%	2.26%	7.96%	(0.16)%	4.65%
Net assets end of year (000s)	$7,807	$7,098	$6,273	$11,110	$13,303
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	1.07%	1.03%	2.21%	3.84%	4.87%
Portfolio turnover rate	225%*	231%*	524%	191%	160%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$63,467
Investments in Affiliates, at value	5,047
Repurchase agreements, at value	595
Cash	2
Deposits with counterparty	8
Foreign currency, at value	69
Receivable for investments sold	1,055
Receivable for Portfolio shares sold	132
Interest and dividends receivable	417
Dividends receivable from Affiliates	1
OTC Swap premiums paid	25
Unrealized appreciation on foreign currency contracts	280
Unrealized appreciation on OTC swap agreements	26
71,124

Liabilities:
Payable for investments purchased	$1,020
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	133
Written options outstanding	61
Accrued investment advisory fees	16
Accrued supervisory and administrative fees	13
Accrued distribution fees	9
Accrued servicing fees	1
OTC Swap premiums received	28
Unrealized depreciation on foreign currency contracts	170
Unrealized depreciation on OTC swap agreements	30
1,482

Net Assets	$69,642

Net Assets Consist of:
Paid in capital	$69,903
Undistributed net investment income	431
Accumulated undistributed net realized gain	38
Net unrealized (depreciation)	(730)
$69,642

Net Assets:
Institutional Class	$7,807
Administrative Class	33,688
Advisor Class	28,147

Shares Issued and Outstanding:
Institutional Class	772
Administrative Class	3,330
Advisor Class	2,783

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments	$64,315
Cost of Investments in Affiliates	$5,047
Cost of Repurchase Agreements	$595
Cost of Foreign Currency Held	$71
Premiums Received on Written Options	$75

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$940
Dividends from Affiliate investments	20
Total Income	960

Expenses:
Investment advisory fees	159
Supervisory and administrative fees	127
Servicing fees – Administrative Class	51
Distribution and/or servicing fees – Advisor Class	55
Trustees’ fees	1
Interest expense	1
Total Expenses	394

Net Investment Income	566

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(37)
Net realized (loss) on Affiliate investments	(10)
Net realized gain on futures contracts, written options and swaps	95
Net realized gain on foreign currency transactions	268
Net change in unrealized (depreciation) on investments	(860)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	92
Net (Loss)	(453)

Net Increase in Net Assets Resulting from Operations	$113

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$566	$333
Net realized gain	326	136
Net realized gain (loss) on Affiliate investments	(10)	1
Net change in unrealized appreciation (depreciation)	(769)	262
Net increase resulting from operations	113	732

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(67)
Administrative Class	(314)	(211)
Advisor Class	(188)	(41)
From net realized capital gains
Institutional Class	(13)	(11)
Administrative Class	(58)	(45)
Advisor Class	(42)	(17)

Total Distributions	(698)	(392)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	22,252	24,656

Total Increase in Net Assets	21,667	24,996

Net Assets:
Beginning of year	47,975	22,979
End of year*	$69,642	$47,975

*Including undistributed net investment income of:	$431	$253

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 59.4%

BANKING & FINANCE 29.5%
Abbey National Treasury Services PLC
2.002% due 04/25/2014	$400	$364
Ally Financial, Inc.
7.500% due 12/31/2013	250	258
American International Group, Inc.
4.250% due 05/15/2013	500	500
ASIF Global Financing XIX
4.900% due 01/17/2013	400	404
Banco do Brasil S.A.
4.500% due 01/22/2015	200	208
Banco Santander Chile
1.659% due 04/20/2012	100	100
Bank of America Corp.
1.941% due 07/11/2014	200	180
7.375% due 05/15/2014	200	208
Bank of Montreal
1.300% due 10/31/2014	700	699
Banque PSA Finance S.A.
2.481% due 04/04/2014	200	185
Barclays Bank PLC
1.138% due 01/13/2012	100	100
2.500% due 01/23/2013	250	249
BNZ International Funding Ltd.
2.625% due 06/05/2012	500	504
BPCE S.A.
2.375% due 10/04/2013	300	291
BRFkredit A/S
0.653% due 04/15/2013	200	200
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	400	414
Cie de Financement Foncier
1.166% due 07/23/2012	200	200
1.625% due 07/23/2012	200	200
Citigroup, Inc.
1.848% due 01/13/2014	200	195
2.453% due 08/13/2013	350	344
5.500% due 04/11/2013	300	306
Credit Agricole Home Loan SFH
1.162% due 07/21/2014	700	673
Credit Suisse
1.361% due 01/14/2014	400	387
DanFin Funding Ltd.
1.103% due 07/16/2013	300	300
Dexia Credit Local
0.927% due 03/05/2013	500	473
Dexia Credit Local S.A.
0.644% due 01/12/2012	400	400
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	217
FIH Erhvervsbank A/S
0.912% due 06/13/2013	200	200
Ford Motor Credit Co. LLC
3.148% due 01/13/2012	200	200
7.500% due 08/01/2012	100	103
7.800% due 06/01/2012	300	306
HSBC Bank PLC
1.103% due 08/12/2013	300	298
1.625% due 07/07/2014	300	297
ICICI Bank Ltd.
2.256% due 02/24/2014	200	190
6.625% due 10/03/2012	100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
1.725% due 10/18/2013		$100	$97
Intesa Sanpaolo SpA
2.906% due 02/24/2014		100	88
Landesbank Baden-Wuerttemberg
0.790% due 06/22/2012		400	400
Lloyds TSB Bank PLC
2.766% due 01/24/2014		250	237
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		500	504
5.571% due 10/04/2012		200	200
MetLife, Inc.
1.685% due 08/06/2013		200	201
Morgan Stanley
2.016% due 01/24/2014		300	276
2.953% due 05/14/2013		300	288
Nationwide Building Society
2.500% due 08/17/2012		1,000	1,011
Network Rail Infrastructure Finance PLC
0.564% due 06/14/2013		400	400
NIBC Bank NV
0.909% due 12/02/2014		750	751
Nordea Bank AB
1.301% due 01/14/2014		400	388
Pricoa Global Funding I
5.400% due 10/18/2012		200	206
RCI Banque S.A.
2.261% due 04/11/2014		200	191
Royal Bank of Scotland Group PLC
1.153% due 05/11/2012		300	301
2.625% due 05/11/2012		1,000	1,007
2.915% due 08/23/2013		400	385
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		100	100
SSIF Nevada LP
1.101% due 04/14/2014		400	394
Stadshypotek AB
1.129% due 09/30/2013		300	300
Standard Chartered PLC
1.403% due 05/12/2014		250	248
Suncorp-Metway Ltd.
1.903% due 07/16/2012		300	302
Swedbank AB
0.851% due 01/14/2013		300	300
Swedbank Hypotek AB
1.024% due 03/28/2014		600	590
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	800	815
Westpac Banking Corp.
1.309% due 03/31/2014		$300	301

			20,536

INDUSTRIALS 25.6%
Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202
Amgen, Inc.
1.875% due 11/15/2014		500	507
Anglo American Capital PLC
9.375% due 04/08/2014		550	628
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		400	401
Barrick Gold Corp.
1.750% due 05/30/2014		350	354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
4.500% due 01/15/2015	$400	$420
5.450% due 06/15/2014	300	321
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	250	258
Case New Holland, Inc.
7.750% due 09/01/2013	110	117
Charter Communications Operating LLC
8.000% due 04/30/2012	150	154
Codelco, Inc.
5.500% due 10/15/2013	125	135
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	440
COX Communications, Inc.
7.125% due 10/01/2012	425	445
CSN Islands VIII Corp.
9.750% due 12/16/2013	100	113
Daimler Finance North America LLC
1.184% due 03/28/2014	500	483
1.742% due 09/13/2013	250	247
Danaher Corp.
0.817% due 06/21/2013	500	501
DCP Midstream LLC
9.700% due 12/01/2013	250	282
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	50	51
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	426
Devon Energy Corp.
2.400% due 07/15/2016	700	718
Dow Chemical Co.
7.600% due 05/15/2014	400	453
Encana Corp.
4.750% due 10/15/2013	200	210
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	219
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	450	480
General Mills, Inc.
0.811% due 05/16/2014	250	249
6.000% due 02/15/2012	91	91
Georgia-Pacific LLC
8.250% due 05/01/2016	200	222
Hewlett-Packard Co.
0.786% due 05/24/2013	100	99
0.923% due 05/30/2014	475	460
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	250	262
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	265
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	100	105
Johnson Controls, Inc.
0.843% due 02/04/2014	350	350
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	103
7.125% due 03/15/2012	250	253
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	200	216
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	101
Philip Morris International, Inc.
2.500% due 05/16/2016	100	104
6.875% due 03/17/2014	500	563

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	$100	$110
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	300	305
Reynolds American, Inc.
7.250% due 06/01/2012	250	256
7.250% due 06/01/2013	300	322
Rio Tinto Alcan, Inc.
4.875% due 09/15/2012	200	205
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	353	413
Rockies Express Pipeline LLC
6.250% due 07/15/2013	200	211
Sanofi
2.625% due 03/29/2016	400	418
Steel Dynamics, Inc.
7.375% due 11/01/2012	350	365
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	350	342
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	700	713
UST LLC
6.625% due 07/15/2012	750	772
Volkswagen International Finance NV
1.191% due 04/01/2014	500	490
Wesfarmers Ltd.
2.983% due 05/18/2016	250	252
WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403
Xstrata Canada Corp.
7.250% due 07/15/2012	250	258

		17,843

UTILITIES 4.3%
Appalachian Power Co.
5.650% due 08/15/2012	382	393
BP Capital Markets PLC
1.140% due 03/11/2014	200	200
5.250% due 11/07/2013	100	107
Crown Castle Towers LLC
3.214% due 08/15/2035	200	202
KCP&L Greater Missouri Operations Co.
11.875% due 07/01/2012	200	210
NGPL PipeCo LLC
6.514% due 12/15/2012	450	455
Public Service Co. of Colorado
7.875% due 10/01/2012	300	316
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	250	254
Telecom Italia Capital S.A.
5.250% due 11/15/2013	200	192
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	223
Vodafone Group PLC
5.375% due 01/30/2015	400	444

		2,996

Total Corporate Bonds & Notes (Cost $41,784)		41,375

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%
Boston Properties LP
2.875% due 02/15/2037	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.3%
Transocean, Inc.
1.500% due 12/15/2037	$200	$198

Total Convertible Bonds & Notes (Cost $396)		399

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.3%
Arkansas Student Loan Authority
1.400% due 11/25/2043	213	206

CALIFORNIA 0.4%
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	250	254

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	100	100

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2011
1.520% due 08/01/2013	200	203

Total Municipal Bonds & Notes (Cost $762)		763

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.317% due 12/25/2036	22	21
0.414% due 03/25/2034	18	18
0.444% due 08/25/2034 - 06/25/2037	5	5
0.494% due 10/27/2037	100	99
0.644% due 05/25/2042	12	12
0.844% due 09/25/2041	651	650
0.874% due 06/25/2041	360	360
0.945% due 01/01/2021	197	198
0.974% due 12/25/2037	156	156
1.418% due 03/01/2044 - 07/01/2044	49	51
2.501% due 10/01/2031	3	3
4.500% due 11/25/2029	235	236
Federal Home Loan Bank
1.760% due 11/05/2012	200	203
Freddie Mac
0.334% due 12/25/2036	57	57
0.508% due 02/15/2019	111	111
0.628% due 06/15/2031	2	2
0.728% due 09/15/2041	474	472
1.399% due 10/25/2044	154	150
1.418% due 02/25/2045	163	156
1.609% due 07/25/2044	60	62
5.500% due 08/15/2030	1	1
Ginnie Mae
2.000% due 02/20/2032	12	12
NCUA Guaranteed Notes
0.624% due 12/07/2020	238	239
0.644% due 11/06/2017	297	297
0.834% due 12/08/2020	229	230
1.600% due 10/29/2020	179	182

Total U.S. Government Agencies (Cost $3,992)		3,983

MORTGAGE-BACKED SECURITIES 9.1%
Adjustable Rate Mortgage Trust
5.188% due 11/25/2035	1,082	724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arkle Master Issuer PLC
1.616% due 05/17/2060		$100	$100
Arran Residential Mortgages Funding PLC
1.513% due 09/16/2056	EUR	500	642
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		$57	53
Banc of America Mortgage Securities, Inc.
3.434% due 07/20/2032		1	1
BCAP LLC Trust
2.591% due 11/26/2035		100	92
BCRR Trust
4.230% due 12/22/2035		42	42
4.230% due 02/22/2041		100	101
Bear Stearns Adjustable Rate Mortgage Trust
2.845% due 01/25/2034		7	6
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		37	23
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		23	20
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		99	100
Commercial Mortgage Pass-Through Certificates
0.378% due 12/15/2020		27	26
Countrywide Alternative Loan Trust
0.435% due 05/20/2046		1	1
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		30	26
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		6	4
1.745% due 05/25/2032		1	1
2.399% due 06/25/2033		29	26
6.133% due 04/15/2037		359	360
European Loan Conduit
1.612% due 05/15/2019	EUR	27	29
Extended Stay America Trust
3.128% due 01/05/2013 (a)		$245	7
First Republic Mortgage Loan Trust
0.578% due 08/15/2032		26	24
Fosse Master Issuer PLC
1.805% due 10/18/2054		200	199
Greenpoint Mortgage Funding Trust
0.514% due 06/25/2045		44	26
GSR Mortgage Loan Trust
2.685% due 09/25/2035		37	33
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		59	31
Holmes Master Issuer PLC
0.503% due 07/15/2020		500	497
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043		93	95
5.289% due 05/15/2045		174	176
Mellon Residential Funding Corp.
0.718% due 12/15/2030		9	8
MLCC Mortgage Investors, Inc.
1.270% due 10/25/2035		21	17
RBSSP Resecuritization Trust
0.794% due 10/26/2036		279	256
2.560% due 12/26/2036		525	522
Structured Asset Mortgage Investments, Inc.
0.524% due 05/25/2045		70	38
0.535% due 07/19/2035		10	6
0.945% due 09/19/2032		7	6
0.985% due 04/19/2035		2,287	1,755

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037		$42	$42
Wachovia Bank Commercial Mortgage Trust
5.735% due 06/15/2049		174	179
WaMu Mortgage Pass-Through Certificates
1.208% due 02/25/2046		32	21
1.208% due 08/25/2046		46	26
1.408% due 11/25/2042		17	13
1.608% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $6,636)			6,357

ASSET-BACKED SECURITIES 6.3%
ACE Securities Corp.
0.344% due 12/25/2036		2	2
Babson CLO Ltd.
0.777% due 11/15/2016		103	101
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		5	5
0.374% due 10/25/2036		8	8
0.954% due 10/25/2032		2	1
Carrington Mortgage Loan Trust
0.394% due 06/25/2037		33	30
Chase Issuance Trust
1.828% due 04/15/2014		100	100
Citibank Omni Master Trust
2.378% due 05/16/2016		350	352
3.028% due 08/15/2018		200	210
4.900% due 11/15/2018		300	327
Countrywide Asset-Backed Certificates
0.774% due 12/25/2031		2	1
1.034% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.034% due 08/25/2032		3	2
Ford Auto Securitization Trust
1.793% due 09/15/2013	CAD	40	39
1.926% due 06/15/2013		109	107
Ford Credit Auto Owner Trust
0.219% due 08/15/2012		$21	21
2.778% due 05/15/2013		28	28
Holmes Master Issuer PLC
0.408% due 07/15/2012		800	800
Irwin Home Equity Corp.
0.834% due 07/25/2032		2	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		$1	$1
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	256
MASTR Asset-Backed Securities Trust
0.344% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.118% due 07/25/2018		184	185
New Century Home Equity Loan Trust
0.554% due 06/25/2035		21	19
Panhandle-Plains Higher Education Authority, Inc.
1.081% due 10/01/2018		414	413
Renaissance Home Equity Loan Trust
0.654% due 11/25/2034		8	6
0.734% due 08/25/2033		10	8
0.794% due 12/25/2033		42	34
SLM Student Loan Trust
0.548% due 04/25/2017		26	26
0.746% due 12/17/2018		268	267
0.918% due 10/25/2017		400	399
1.918% due 04/25/2023		151	154
3.500% due 08/17/2043		181	178
4.500% due 11/16/2043		325	309
Structured Asset Securities Corp.
0.874% due 01/25/2033		3	3

Total Asset-Backed Securities (Cost $4,447)			4,395

SOVEREIGN ISSUES 6.1%
Bank of England Euro Note
1.375% due 03/07/2014		400	406
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	327
Export-Import Bank of Korea
1.592% due 03/13/2012		400	400
Japan Finance Corp.
1.500% due 07/06/2012		400	402
Mexico Government International Bond
6.250% due 06/16/2016	MXN	28,540	2,110
Province of Ontario Canada
1.875% due 11/19/2012		$300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.150% due 04/09/2014		$250	$268

Total Sovereign Issues (Cost $4,343)			4,217

SHORT-TERM INSTRUMENTS 10.9%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bradesco S.A.
1.950% due 01/24/2013		250	252
Intesa Sanpaolo SpA
0.906% due 01/19/2012		400	400

			652

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
0.010% due 01/03/2012		595	595

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $610. Repurchase proceeds are $595.)

JAPAN TREASURY BILLS 1.9%
0.100% due 02/06/2012 - 03/26/2012 (b)	JPY	100,000	1,299

U.S. TREASURY BILLS 0.0%
0.041% due 03/01/2012 (e)		$27	27

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 7.2%
		504	5,047

Total Short-Term Instruments (Cost $7,597)			7,620

Total Investments 99.2% (Cost $69,957)			$69,109

Written Options (g) (0.1%) (Premiums $75)			(61)

Other Assets and Liabilities (Net) 0.9%			594

Net Assets 100.0%			$69,642

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $196 at a weighted average interest rate of (0.600%). On December 31, 2011 there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $27 and cash of $8 have been pledged as collateral for futures contracts on December 31, 2011. On December 31, 2011 there were no open futures contracts.
(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
ING Bank NV	BRC	(1.000%	)	12/20/2013	1.774%		EUR	200	$4	$6	$(2)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	5.033%	$		100	4	6	(2)

									$8	$12	$(4)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CBK	1.000%	03/20/2013	1.577%	$	300	$(2)	$2	$(4)
ArcelorMittal	BRC	1.000%	03/20/2013	2.622%		300	(5)	(2)	(3)
ArcelorMittal	CBK	1.000%	03/20/2014	3.912%		200	(13)	(17)	4
ArcelorMittal	MYC	1.000%	06/20/2014	4.230%		200	(15)	(3)	(12)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.916%		75	0	1	(1)
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%		100	14	(3)	17
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2014	0.780%		200	1	1	0
Ensco PLC	FBF	1.000%	03/20/2014	0.841%		250	1	(2)	3
Freeport-McMoRan Copper & Gold, Inc.	BPS	1.000%	03/20/2013	0.655%		300	1	4	(3)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.868%		200	1	(1)	2
Rio Tinto Finance USA Ltd.	GST	1.000%	12/20/2012	0.724%		200	1	1	(0)
Teck Resources Ltd.	CBK	1.000%	03/20/2013	0.699%		300	1	4	(3)

							$(15)	$(15)	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar March Futures	$99.375	03/19/2012	5	$2	$(1)
Put - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	5	4	(1)

				$6	$(2)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012	$	8,000,000	$17	$(6)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		8,000,000	17	(19)
Call - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.625%	06/17/2013		24,800,000	17	(13)
Put - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.625%	06/17/2013		24,800,000	18	(21)

								$69	$(59)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	18	$7,100	$63
Sales	10	114,200	163
Closing Buys	(18)	(54,500)	(139)
Expirations	0	(1,200)	(11)
Exercised	0	0	0

Balance at 12/31/2011	10	$65,600	$75

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	789	02/2012	JPM	$0	$(27)	$(27)
Sell	CAD	235	02/2012	DUB	0	(1)	(1)
Buy		45	02/2012	RBC	0	0	0
Buy	CLP	10,534	03/2012	UAG	1	0	1
Buy	CNY	133	02/2012	DUB	0	0	0
Buy		363	06/2012	CBK	0	0	0
Sell		690	02/2013	BRC	2	0	2
Buy		1,469	02/2013	DUB	0	(2)	(2)
Sell	DKK	4,060	01/2012	JPM	2	0	2
Buy		4,000	01/2012	RYL	0	(58)	(58)
Sell	EUR	1,806	01/2012	FBL	112	0	112
Buy		903	01/2012	GST	0	(16)	(16)
Buy		540	01/2012	JPM	0	(1)	(1)
Sell		1	01/2012	JPM	0	0	0
Sell		198	01/2012	UAG	17	0	17
Sell		903	02/2012	GST	16	0	16
Sell		497	06/2012	CBK	60	0	60
Buy	INR	11,460	07/2012	JPM	0	(40)	(40)
Buy	JPY	27,284	01/2012	BRC	4	0	4
Buy		49,917	01/2012	CBK	3	0	3
Sell		20,203	01/2012	DUB	1	0	1
Sell		80,000	02/2012	CBK	0	(15)	(15)
Sell		7,953	03/2012	BRC	0	(1)	(1)
Sell		4,066	03/2012	CBK	0	(1)	(1)
Sell		7,981	03/2012	JPM	0	(1)	(1)
Buy	MXN	7,830	03/2012	BRC	0	(6)	(6)
Buy		837	03/2012	HUS	0	0	0
Sell		17,221	03/2012	HUS	42	0	42
Sell		11,117	03/2012	JPM	20	0	20
Buy	ZAR	213	01/2012	HUS	0	(1)	(1)

					$280	$(170)	$110

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$20,536	$0	$20,536
Industrials	0	17,792	51	17,843
Utilities	0	2,996	0	2,996
Convertible Bonds & Notes
Banking & Finance	0	201	0	201
Industrials	0	198	0	198
Municipal Bonds & Notes
Arkansas	0	206	0	206
California	0	254	0	254
New Jersey	0	100	0	100
New York	0	203	0	203
U.S. Government Agencies	0	3,217	766	3,983
Mortgage-Backed Securities	0	6,357	0	6,357
Asset-Backed Securities	0	4,139	256	4,395
Sovereign Issues	0	4,217	0	4,217
Short-Term Instruments
Certificates of Deposit	0	652	0	652
Repurchase Agreements	0	595	0	595

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Japan Treasury Bills	$0	$1,299	$0	$1,299
U.S. Treasury Bills	0	27	0	27
PIMCO Short-Term Floating NAV Portfolio	5,047	0	0	5,047
	$5,047	$62,989	$1,073	$69,109

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	26	0	26
Foreign Exchange Contracts	0	280	0	280
	$0	$306	$0	$306

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(30)	0	(30)
Foreign Exchange Contracts	0	(170)	0	(170)
Interest Rate Contracts	(2)	(59)	0	(61)
	$(2)	$(259)	$0	$(261)

Totals	$5,045	$63,036	$1,073	$69,154

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$358	$257	$(556)	$(9)	$(1)	$2	$0	$0	$51	$0
U.S. Government Agencies	942	0	(178)	0	0	2	0	0	766	2
Mortgage-Backed Securities	1	0	0	0	0	(1)	0	0	0	0
Asset-Backed Securities	311	272	(203)	0	8	(25)	0	(107)	256	(16)
Short-Term Instruments
Certificates of Deposit	300	0	(302)	0	2	0	0	0	0	0
Totals	$1,912	$529	$(1,239)	$(9)	$9	$(22)	$0	$(107)	$1,073	$(14)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$280	$0	$280
Unrealized appreciation on OTC swap agreements	0	26	0	0	0	26

	$0	$26	$0	$280	$0	$306

Liabilities:
Written options outstanding	$0	$0	$0	$0	$61	$61
Unrealized depreciation on foreign currency contracts	0	0	0	170	0	170
Unrealized depreciation on OTC swap agreements	0	30	0	0	0	30

	$0	$30	$0	$170	$61	$261

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(28)	$(28)
Net realized gain on futures contracts, written options and swaps	0	42	0	11	42	95
Net realized gain on foreign currency transactions	0	0	0	372	0	372

	$0	$42	$0	$383	$14	$439

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(35)	$0	$0	$34	$(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	74	0	74

	$0	$(35)	$0	$74	$34	$73

(1)	See note 5 in the Notes to Financial Statements for additional information.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BPS	$1	$0	$1
BRC	2	0	2
CBK	33	0	33
DUB	0	0	0
FBF	1	0	1
FBL	112	0	112
GST	15	0	15
HUS	41	0	41
JPM	(48)	0	(48)
MYC	(39)	0	(39)
RBC	0	0	0
RYL	(92)	0	(92)
UAG	18	0	18

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements  (Cont.)

may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements  (Cont.)

agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements  (Cont.)

Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,481	$4,559

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$3,237	$74,520	$(72,700)		$(10)	$0	$5,047	$20

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$90,488	$89,955	$65,490	$43,918

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	271	$2,753	152	$1,547
Administrative Class	4,386	44,752	3,652	37,042
Advisor Class	2,290	23,313	1,552	15,792
Issued as reinvestment of distributions
Institutional Class	10	96	8	78
Administrative Class	36	372	25	256
Advisor Class	23	231	6	58
Cost of shares redeemed
Institutional Class	(206)	(2,087)	(86)	(868)
Administrative Class	(3,725)	(37,875)	(2,666)	(27,095)
Advisor Class	(914)	(9,303)	(211)	(2,154)
Net increase resulting from Portfolio share transactions	2,171	$22,252	2,432	$24,656

As of December 31, 2011, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$675	$25		$(955)		$(5)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements  (Cont.)

December 31, 2011

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$69,970	$197	$(1,059)	$(861)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$673	$25	$—
12/31/2010	$359	$33	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

26	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	INR	Indian Rupee	ZAR	South African Rand
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT67AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Short-Term Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Glossary	28
Federal Income Tax Information	29
Management of the Trust	30
Privacy Policy	32
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	33

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	59.9%
Short-Term Instruments	11.0%
Mortgage-Backed Securities	9.2%
Asset-Backed Securities	6.3%
Sovereign Issues	6.1%
U.S. Government Agencies	5.8%
Other	1.7%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	Class Inception (09/30/2009)
PIMCO Short-Term Portfolio Advisor Class	0.41%	1.31%
Citigroup 3-Month Treasury Bill Index±	0.08%	0.10%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Advisor Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$997.00	$1,021.68
Expenses Paid During Period*	$3.52	$3.57
Net Annualized Expense Ratio	0.70%	0.70%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	An above benchmark U.S. duration (or sensitivity to changes in market interest rates) was positive for returns as short term interest rates moved lower across the yield curve.

»	Exposure to Agency mortgage-backed securities detracted from performance as the sector underperformed U.S. Treasuries during the reporting period.

»	Exposure to the corporate sector detracted from returns as the sector underperformed U.S. Treasuries during the reporting period.

»	At the end of the reporting period on December 31, 2011, the Portfolio’s 30 Day SEC yield[1] was 1.35%.

1The 30 Day SEC yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Portfolio’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Portfolio’s expenses.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.18	$10.07	$10.14
Net investment income (a)	0.08	0.09	0.03
Net realized/unrealized gain (loss)	(0.03)	0.12	0.02
Total income from investment operations	0.05	0.21	0.05
Dividends from net investment income	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)
Total distributions	(0.11)	(0.10)	(0.12)
Net asset value end of year or period	$10.12	$10.18	$10.07
Total return	0.41%	2.01%	0.53%
Net assets end of year or period (000s)	$28,147	$14,083	$371
Ratio of expenses to average net assets	0.70%	0.70%	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%	0.70%*
Ratio of net investment income to average net assets	0.82%	0.84%	1.19%*
Portfolio turnover rate	225%**	231%**	524%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$63,467
Investments in Affiliates, at value	5,047
Repurchase agreements, at value	595
Cash	2
Deposits with counterparty	8
Foreign currency, at value	69
Receivable for investments sold	1,055
Receivable for Portfolio shares sold	132
Interest and dividends receivable	417
Dividends receivable from Affiliates	1
OTC Swap premiums paid	25
Unrealized appreciation on foreign currency contracts	280
Unrealized appreciation on OTC swap agreements	26
71,124

Liabilities:
Payable for investments purchased	$1,020
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	133
Written options outstanding	61
Accrued investment advisory fees	16
Accrued supervisory and administrative fees	13
Accrued distribution fees	9
Accrued servicing fees	1
OTC Swap premiums received	28
Unrealized depreciation on foreign currency contracts	170
Unrealized depreciation on OTC swap agreements	30
1,482

Net Assets	$69,642

Net Assets Consist of:
Paid in capital	$69,903
Undistributed net investment income	431
Accumulated undistributed net realized gain	38
Net unrealized (depreciation)	(730)
$69,642

Net Assets:
Institutional Class	$7,807
Administrative Class	33,688
Advisor Class	28,147

Shares Issued and Outstanding:
Institutional Class	772
Administrative Class	3,330
Advisor Class	2,783

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$10.12
Administrative Class	10.12
Advisor Class	10.12

Cost of Investments	$64,315
Cost of Investments in Affiliates	$5,047
Cost of Repurchase Agreements	$595
Cost of Foreign Currency Held	$71
Premiums Received on Written Options	$75

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$940
Dividends from Affiliate investments	20
Total Income	960

Expenses:
Investment advisory fees	159
Supervisory and administrative fees	127
Servicing fees – Administrative Class	51
Distribution and/or servicing fees – Advisor Class	55
Trustees’ fees	1
Interest expense	1
Total Expenses	394

Net Investment Income	566

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(37)
Net realized (loss) on Affiliate investments	(10)
Net realized gain on futures contracts, written options and swaps	95
Net realized gain on foreign currency transactions	268
Net change in unrealized (depreciation) on investments	(860)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	92
Net (Loss)	(453)

Net Increase in Net Assets Resulting from Operations	$113

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$566	$333
Net realized gain	326	136
Net realized gain (loss) on Affiliate investments	(10)	1
Net change in unrealized appreciation (depreciation)	(769)	262
Net increase resulting from operations	113	732

Distributions to Shareholders:
From net investment income
Institutional Class	(83)	(67)
Administrative Class	(314)	(211)
Advisor Class	(188)	(41)
From net realized capital gains
Institutional Class	(13)	(11)
Administrative Class	(58)	(45)
Advisor Class	(42)	(17)

Total Distributions	(698)	(392)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	22,252	24,656

Total Increase in Net Assets	21,667	24,996

Net Assets:
Beginning of year	47,975	22,979
End of year*	$69,642	$47,975

*Including undistributed net investment income of:	$431	$253

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 59.4%

BANKING & FINANCE 29.5%
Abbey National Treasury Services PLC
2.002% due 04/25/2014	$400	$364
Ally Financial, Inc.
7.500% due 12/31/2013	250	258
American International Group, Inc.
4.250% due 05/15/2013	500	500
ASIF Global Financing XIX
4.900% due 01/17/2013	400	404
Banco do Brasil S.A.
4.500% due 01/22/2015	200	208
Banco Santander Chile
1.659% due 04/20/2012	100	100
Bank of America Corp.
1.941% due 07/11/2014	200	180
7.375% due 05/15/2014	200	208
Bank of Montreal
1.300% due 10/31/2014	700	699
Banque PSA Finance S.A.
2.481% due 04/04/2014	200	185
Barclays Bank PLC
1.138% due 01/13/2012	100	100
2.500% due 01/23/2013	250	249
BNZ International Funding Ltd.
2.625% due 06/05/2012	500	504
BPCE S.A.
2.375% due 10/04/2013	300	291
BRFkredit A/S
0.653% due 04/15/2013	200	200
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	400	414
Cie de Financement Foncier
1.166% due 07/23/2012	200	200
1.625% due 07/23/2012	200	200
Citigroup, Inc.
1.848% due 01/13/2014	200	195
2.453% due 08/13/2013	350	344
5.500% due 04/11/2013	300	306
Credit Agricole Home Loan SFH
1.162% due 07/21/2014	700	673
Credit Suisse
1.361% due 01/14/2014	400	387
DanFin Funding Ltd.
1.103% due 07/16/2013	300	300
Dexia Credit Local
0.927% due 03/05/2013	500	473
Dexia Credit Local S.A.
0.644% due 01/12/2012	400	400
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	200	217
FIH Erhvervsbank A/S
0.912% due 06/13/2013	200	200
Ford Motor Credit Co. LLC
3.148% due 01/13/2012	200	200
7.500% due 08/01/2012	100	103
7.800% due 06/01/2012	300	306
HSBC Bank PLC
1.103% due 08/12/2013	300	298
1.625% due 07/07/2014	300	297
ICICI Bank Ltd.
2.256% due 02/24/2014	200	190
6.625% due 10/03/2012	100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
1.725% due 10/18/2013		$100	$97
Intesa Sanpaolo SpA
2.906% due 02/24/2014		100	88
Landesbank Baden-Wuerttemberg
0.790% due 06/22/2012		400	400
Lloyds TSB Bank PLC
2.766% due 01/24/2014		250	237
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		500	504
5.571% due 10/04/2012		200	200
MetLife, Inc.
1.685% due 08/06/2013		200	201
Morgan Stanley
2.016% due 01/24/2014		300	276
2.953% due 05/14/2013		300	288
Nationwide Building Society
2.500% due 08/17/2012		1,000	1,011
Network Rail Infrastructure Finance PLC
0.564% due 06/14/2013		400	400
NIBC Bank NV
0.909% due 12/02/2014		750	751
Nordea Bank AB
1.301% due 01/14/2014		400	388
Pricoa Global Funding I
5.400% due 10/18/2012		200	206
RCI Banque S.A.
2.261% due 04/11/2014		200	191
Royal Bank of Scotland Group PLC
1.153% due 05/11/2012		300	301
2.625% due 05/11/2012		1,000	1,007
2.915% due 08/23/2013		400	385
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		100	100
SSIF Nevada LP
1.101% due 04/14/2014		400	394
Stadshypotek AB
1.129% due 09/30/2013		300	300
Standard Chartered PLC
1.403% due 05/12/2014		250	248
Suncorp-Metway Ltd.
1.903% due 07/16/2012		300	302
Swedbank AB
0.851% due 01/14/2013		300	300
Swedbank Hypotek AB
1.024% due 03/28/2014		600	590
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	800	815
Westpac Banking Corp.
1.309% due 03/31/2014		$300	301

			20,536

INDUSTRIALS 25.6%
Agilent Technologies, Inc.
2.500% due 07/15/2013		200	202
Amgen, Inc.
1.875% due 11/15/2014		500	507
Anglo American Capital PLC
9.375% due 04/08/2014		550	628
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		400	401
Barrick Gold Corp.
1.750% due 05/30/2014		350	354

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
4.500% due 01/15/2015	$400	$420
5.450% due 06/15/2014	300	321
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	250	258
Case New Holland, Inc.
7.750% due 09/01/2013	110	117
Charter Communications Operating LLC
8.000% due 04/30/2012	150	154
Codelco, Inc.
5.500% due 10/15/2013	125	135
Comcast Cable Holdings LLC
7.875% due 08/01/2013	400	440
COX Communications, Inc.
7.125% due 10/01/2012	425	445
CSN Islands VIII Corp.
9.750% due 12/16/2013	100	113
Daimler Finance North America LLC
1.184% due 03/28/2014	500	483
1.742% due 09/13/2013	250	247
Danaher Corp.
0.817% due 06/21/2013	500	501
DCP Midstream LLC
9.700% due 12/01/2013	250	282
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	50	51
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	400	426
Devon Energy Corp.
2.400% due 07/15/2016	700	718
Dow Chemical Co.
7.600% due 05/15/2014	400	453
Encana Corp.
4.750% due 10/15/2013	200	210
Enterprise Products Operating LLC
5.600% due 10/15/2014	200	219
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	450	480
General Mills, Inc.
0.811% due 05/16/2014	250	249
6.000% due 02/15/2012	91	91
Georgia-Pacific LLC
8.250% due 05/01/2016	200	222
Hewlett-Packard Co.
0.786% due 05/24/2013	100	99
0.923% due 05/30/2014	475	460
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	250	262
ICI Wilmington, Inc.
5.625% due 12/01/2013	250	265
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	100	105
Johnson Controls, Inc.
0.843% due 02/04/2014	350	350
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	100	103
7.125% due 03/15/2012	250	253
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	200	216
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	100	101
Philip Morris International, Inc.
2.500% due 05/16/2016	100	104
6.875% due 03/17/2014	500	563

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	$100	$110
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	300	305
Reynolds American, Inc.
7.250% due 06/01/2012	250	256
7.250% due 06/01/2013	300	322
Rio Tinto Alcan, Inc.
4.875% due 09/15/2012	200	205
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	353	413
Rockies Express Pipeline LLC
6.250% due 07/15/2013	200	211
Sanofi
2.625% due 03/29/2016	400	418
Steel Dynamics, Inc.
7.375% due 11/01/2012	350	365
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	350	342
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	700	713
UST LLC
6.625% due 07/15/2012	750	772
Volkswagen International Finance NV
1.191% due 04/01/2014	500	490
Wesfarmers Ltd.
2.983% due 05/18/2016	250	252
WM Wrigley Jr. Co.
2.450% due 06/28/2012	400	403
Xstrata Canada Corp.
7.250% due 07/15/2012	250	258

		17,843

UTILITIES 4.3%
Appalachian Power Co.
5.650% due 08/15/2012	382	393
BP Capital Markets PLC
1.140% due 03/11/2014	200	200
5.250% due 11/07/2013	100	107
Crown Castle Towers LLC
3.214% due 08/15/2035	200	202
KCP&L Greater Missouri Operations Co.
11.875% due 07/01/2012	200	210
NGPL PipeCo LLC
6.514% due 12/15/2012	450	455
Public Service Co. of Colorado
7.875% due 10/01/2012	300	316
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	250	254
Telecom Italia Capital S.A.
5.250% due 11/15/2013	200	192
Verizon Wireless Capital LLC
7.375% due 11/15/2013	200	223
Vodafone Group PLC
5.375% due 01/30/2015	400	444

		2,996

Total Corporate Bonds & Notes (Cost $41,784)		41,375

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%
Boston Properties LP
2.875% due 02/15/2037	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.3%
Transocean, Inc.
1.500% due 12/15/2037	$200	$198

Total Convertible Bonds & Notes (Cost $396)		399

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.3%
Arkansas Student Loan Authority
1.400% due 11/25/2043	213	206

CALIFORNIA 0.4%
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	250	254

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	100	100

NEW YORK 0.3%
New York City, New York General Obligation Notes, Series 2011
1.520% due 08/01/2013	200	203

Total Municipal Bonds & Notes (Cost $762)		763

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.317% due 12/25/2036	22	21
0.414% due 03/25/2034	18	18
0.444% due 08/25/2034 - 06/25/2037	5	5
0.494% due 10/27/2037	100	99
0.644% due 05/25/2042	12	12
0.844% due 09/25/2041	651	650
0.874% due 06/25/2041	360	360
0.945% due 01/01/2021	197	198
0.974% due 12/25/2037	156	156
1.418% due 03/01/2044 - 07/01/2044	49	51
2.501% due 10/01/2031	3	3
4.500% due 11/25/2029	235	236
Federal Home Loan Bank
1.760% due 11/05/2012	200	203
Freddie Mac
0.334% due 12/25/2036	57	57
0.508% due 02/15/2019	111	111
0.628% due 06/15/2031	2	2
0.728% due 09/15/2041	474	472
1.399% due 10/25/2044	154	150
1.418% due 02/25/2045	163	156
1.609% due 07/25/2044	60	62
5.500% due 08/15/2030	1	1
Ginnie Mae
2.000% due 02/20/2032	12	12
NCUA Guaranteed Notes
0.624% due 12/07/2020	238	239
0.644% due 11/06/2017	297	297
0.834% due 12/08/2020	229	230
1.600% due 10/29/2020	179	182

Total U.S. Government Agencies (Cost $3,992)		3,983

MORTGAGE-BACKED SECURITIES 9.1%
Adjustable Rate Mortgage Trust
5.188% due 11/25/2035	1,082	724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arkle Master Issuer PLC
1.616% due 05/17/2060		$100	$100
Arran Residential Mortgages Funding PLC
1.513% due 09/16/2056	EUR	500	642
Banc of America Large Loan, Inc.
0.788% due 08/15/2029		$57	53
Banc of America Mortgage Securities, Inc.
3.434% due 07/20/2032		1	1
BCAP LLC Trust
2.591% due 11/26/2035		100	92
BCRR Trust
4.230% due 12/22/2035		42	42
4.230% due 02/22/2041		100	101
Bear Stearns Adjustable Rate Mortgage Trust
2.845% due 01/25/2034		7	6
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		37	23
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		23	20
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		99	100
Commercial Mortgage Pass-Through Certificates
0.378% due 12/15/2020		27	26
Countrywide Alternative Loan Trust
0.435% due 05/20/2046		1	1
Countrywide Home Loan Mortgage Pass-Through Trust
0.634% due 06/25/2035		30	26
Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		6	4
1.745% due 05/25/2032		1	1
2.399% due 06/25/2033		29	26
6.133% due 04/15/2037		359	360
European Loan Conduit
1.612% due 05/15/2019	EUR	27	29
Extended Stay America Trust
3.128% due 01/05/2013 (a)		$245	7
First Republic Mortgage Loan Trust
0.578% due 08/15/2032		26	24
Fosse Master Issuer PLC
1.805% due 10/18/2054		200	199
Greenpoint Mortgage Funding Trust
0.514% due 06/25/2045		44	26
GSR Mortgage Loan Trust
2.685% due 09/25/2035		37	33
Harborview Mortgage Loan Trust
0.505% due 05/19/2035		59	31
Holmes Master Issuer PLC
0.503% due 07/15/2020		500	497
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043		93	95
5.289% due 05/15/2045		174	176
Mellon Residential Funding Corp.
0.718% due 12/15/2030		9	8
MLCC Mortgage Investors, Inc.
1.270% due 10/25/2035		21	17
RBSSP Resecuritization Trust
0.794% due 10/26/2036		279	256
2.560% due 12/26/2036		525	522
Structured Asset Mortgage Investments, Inc.
0.524% due 05/25/2045		70	38
0.535% due 07/19/2035		10	6
0.945% due 09/19/2032		7	6
0.985% due 04/19/2035		2,287	1,755

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037		$42	$42
Wachovia Bank Commercial Mortgage Trust
5.735% due 06/15/2049		174	179
WaMu Mortgage Pass-Through Certificates
1.208% due 02/25/2046		32	21
1.208% due 08/25/2046		46	26
1.408% due 11/25/2042		17	13
1.608% due 06/25/2042		4	3

Total Mortgage-Backed Securities (Cost $6,636)			6,357

ASSET-BACKED SECURITIES 6.3%
ACE Securities Corp.
0.344% due 12/25/2036		2	2
Babson CLO Ltd.
0.777% due 11/15/2016		103	101
Bear Stearns Asset-Backed Securities Trust
0.344% due 11/25/2036		5	5
0.374% due 10/25/2036		8	8
0.954% due 10/25/2032		2	1
Carrington Mortgage Loan Trust
0.394% due 06/25/2037		33	30
Chase Issuance Trust
1.828% due 04/15/2014		100	100
Citibank Omni Master Trust
2.378% due 05/16/2016		350	352
3.028% due 08/15/2018		200	210
4.900% due 11/15/2018		300	327
Countrywide Asset-Backed Certificates
0.774% due 12/25/2031		2	1
1.034% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.034% due 08/25/2032		3	2
Ford Auto Securitization Trust
1.793% due 09/15/2013	CAD	40	39
1.926% due 06/15/2013		109	107
Ford Credit Auto Owner Trust
0.219% due 08/15/2012		$21	21
2.778% due 05/15/2013		28	28
Holmes Master Issuer PLC
0.408% due 07/15/2012		800	800
Irwin Home Equity Corp.
0.834% due 07/25/2032		2	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.344% due 10/25/2036		$1	$1
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	200	256
MASTR Asset-Backed Securities Trust
0.344% due 11/25/2036		$3	1
Nelnet Student Loan Trust
1.118% due 07/25/2018		184	185
New Century Home Equity Loan Trust
0.554% due 06/25/2035		21	19
Panhandle-Plains Higher Education Authority, Inc.
1.081% due 10/01/2018		414	413
Renaissance Home Equity Loan Trust
0.654% due 11/25/2034		8	6
0.734% due 08/25/2033		10	8
0.794% due 12/25/2033		42	34
SLM Student Loan Trust
0.548% due 04/25/2017		26	26
0.746% due 12/17/2018		268	267
0.918% due 10/25/2017		400	399
1.918% due 04/25/2023		151	154
3.500% due 08/17/2043		181	178
4.500% due 11/16/2043		325	309
Structured Asset Securities Corp.
0.874% due 01/25/2033		3	3

Total Asset-Backed Securities (Cost $4,447)			4,395

SOVEREIGN ISSUES 6.1%
Bank of England Euro Note
1.375% due 03/07/2014		400	406
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		300	327
Export-Import Bank of Korea
1.592% due 03/13/2012		400	400
Japan Finance Corp.
1.500% due 07/06/2012		400	402
Mexico Government International Bond
6.250% due 06/16/2016	MXN	28,540	2,110
Province of Ontario Canada
1.875% due 11/19/2012		$300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.150% due 04/09/2014		$250	$268

Total Sovereign Issues (Cost $4,343)			4,217

SHORT-TERM INSTRUMENTS 10.9%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bradesco S.A.
1.950% due 01/24/2013		250	252
Intesa Sanpaolo SpA
0.906% due 01/19/2012		400	400

			652

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
0.010% due 01/03/2012		595	595

(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $610. Repurchase proceeds are $595.)

JAPAN TREASURY BILLS 1.9%
0.100% due 02/06/2012 - 03/26/2012 (b)	JPY	100,000	1,299

U.S. TREASURY BILLS 0.0%
0.041% due 03/01/2012 (e)		$27	27

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 7.2%
		504	5,047

Total Short-Term Instruments (Cost $7,597)			7,620

Total Investments 99.2% (Cost $69,957)			$69,109

Written Options (g) (0.1%) (Premiums $75)			(61)

Other Assets and Liabilities (Net) 0.9%			594

Net Assets 100.0%			$69,642

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Portfolio.
(d)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $196 at a weighted average interest rate of (0.600%). On December 31, 2011 there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $27 and cash of $8 have been pledged as collateral for futures contracts on December 31, 2011. On December 31, 2011 there were no open futures contracts.
(f)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
ING Bank NV	BRC	(1.000%	)	12/20/2013	1.774%		EUR	200	$4	$6	$(2)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	5.033%	$		100	4	6	(2)

									$8	$12	$(4)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

Credit Default Swaps on Corporate, and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CBK	1.000%	03/20/2013	1.577%	$	300	$(2)	$2	$(4)
ArcelorMittal	BRC	1.000%	03/20/2013	2.622%		300	(5)	(2)	(3)
ArcelorMittal	CBK	1.000%	03/20/2014	3.912%		200	(13)	(17)	4
ArcelorMittal	MYC	1.000%	06/20/2014	4.230%		200	(15)	(3)	(12)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2015	0.916%		75	0	1	(1)
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.866%		100	14	(3)	17
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2014	0.780%		200	1	1	0
Ensco PLC	FBF	1.000%	03/20/2014	0.841%		250	1	(2)	3
Freeport-McMoRan Copper & Gold, Inc.	BPS	1.000%	03/20/2013	0.655%		300	1	4	(3)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.868%		200	1	(1)	2
Rio Tinto Finance USA Ltd.	GST	1.000%	12/20/2012	0.724%		200	1	1	(0)
Teck Resources Ltd.	CBK	1.000%	03/20/2013	0.699%		300	1	4	(3)

							$(15)	$(15)	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar March Futures	$99.375	03/19/2012	5	$2	$(1)
Put - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	5	4	(1)

				$6	$(2)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012	$	8,000,000	$17	$(6)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		8,000,000	17	(19)
Call - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.625%	06/17/2013		24,800,000	17	(13)
Put - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.625%	06/17/2013		24,800,000	18	(21)

								$69	$(59)

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 12/31/2010	18	$7,100	$63
Sales	10	114,200	163
Closing Buys	(18)	(54,500)	(139)
Expirations	0	(1,200)	(11)
Exercised	0	0	0

Balance at 12/31/2011	10	$65,600	$75

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(h)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	789	02/2012	JPM	$0	$(27)	$(27)
Sell	CAD	235	02/2012	DUB	0	(1)	(1)
Buy		45	02/2012	RBC	0	0	0
Buy	CLP	10,534	03/2012	UAG	1	0	1
Buy	CNY	133	02/2012	DUB	0	0	0
Buy		363	06/2012	CBK	0	0	0
Sell		690	02/2013	BRC	2	0	2
Buy		1,469	02/2013	DUB	0	(2)	(2)
Sell	DKK	4,060	01/2012	JPM	2	0	2
Buy		4,000	01/2012	RYL	0	(58)	(58)
Sell	EUR	1,806	01/2012	FBL	112	0	112
Buy		903	01/2012	GST	0	(16)	(16)
Buy		540	01/2012	JPM	0	(1)	(1)
Sell		1	01/2012	JPM	0	0	0
Sell		198	01/2012	UAG	17	0	17
Sell		903	02/2012	GST	16	0	16
Sell		497	06/2012	CBK	60	0	60
Buy	INR	11,460	07/2012	JPM	0	(40)	(40)
Buy	JPY	27,284	01/2012	BRC	4	0	4
Buy		49,917	01/2012	CBK	3	0	3
Sell		20,203	01/2012	DUB	1	0	1
Sell		80,000	02/2012	CBK	0	(15)	(15)
Sell		7,953	03/2012	BRC	0	(1)	(1)
Sell		4,066	03/2012	CBK	0	(1)	(1)
Sell		7,981	03/2012	JPM	0	(1)	(1)
Buy	MXN	7,830	03/2012	BRC	0	(6)	(6)
Buy		837	03/2012	HUS	0	0	0
Sell		17,221	03/2012	HUS	42	0	42
Sell		11,117	03/2012	JPM	20	0	20
Buy	ZAR	213	01/2012	HUS	0	(1)	(1)

					$280	$(170)	$110

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$20,536	$0	$20,536
Industrials	0	17,792	51	17,843
Utilities	0	2,996	0	2,996
Convertible Bonds & Notes
Banking & Finance	0	201	0	201
Industrials	0	198	0	198
Municipal Bonds & Notes
Arkansas	0	206	0	206
California	0	254	0	254
New Jersey	0	100	0	100
New York	0	203	0	203
U.S. Government Agencies	0	3,217	766	3,983
Mortgage-Backed Securities	0	6,357	0	6,357
Asset-Backed Securities	0	4,139	256	4,395
Sovereign Issues	0	4,217	0	4,217
Short-Term Instruments
Certificates of Deposit	0	652	0	652
Repurchase Agreements	0	595	0	595

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Japan Treasury Bills	$0	$1,299	$0	$1,299
U.S. Treasury Bills	0	27	0	27
PIMCO Short-Term Floating NAV Portfolio	5,047	0	0	5,047
	$5,047	$62,989	$1,073	$69,109

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	26	0	26
Foreign Exchange Contracts	0	280	0	280
	$0	$306	$0	$306

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(30)	0	(30)
Foreign Exchange Contracts	0	(170)	0	(170)
Interest Rate Contracts	(2)	(59)	0	(61)
	$(2)	$(259)	$0	$(261)

Totals	$5,045	$63,036	$1,073	$69,154

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$358	$257	$(556)	$(9)	$(1)	$2	$0	$0	$51	$0
U.S. Government Agencies	942	0	(178)	0	0	2	0	0	766	2
Mortgage-Backed Securities	1	0	0	0	0	(1)	0	0	0	0
Asset-Backed Securities	311	272	(203)	0	8	(25)	0	(107)	256	(16)
Short-Term Instruments
Certificates of Deposit	300	0	(302)	0	2	0	0	0	0	0
Totals	$1,912	$529	$(1,239)	$(9)	$9	$(22)	$0	$(107)	$1,073	$(14)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$280	$0	$280
Unrealized appreciation on OTC swap agreements	0	26	0	0	0	26

	$0	$26	$0	$280	$0	$306

Liabilities:
Written options outstanding	$0	$0	$0	$0	$61	$61
Unrealized depreciation on foreign currency contracts	0	0	0	170	0	170
Unrealized depreciation on OTC swap agreements	0	30	0	0	0	30

	$0	$30	$0	$170	$61	$261

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(28)	$(28)
Net realized gain on futures contracts, written options and swaps	0	42	0	11	42	95
Net realized gain on foreign currency transactions	0	0	0	372	0	372

	$0	$42	$0	$383	$14	$439

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(35)	$0	$0	$34	$(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	74	0	74

	$0	$(35)	$0	$74	$34	$73

(1)	See note 5 in the Notes to Financial Statements for additional information.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BPS	$1	$0	$1
BRC	2	0	2
CBK	33	0	33
DUB	0	0	0
FBF	1	0	1
FBL	112	0	112
GST	15	0	15
HUS	41	0	41
JPM	(48)	0	(48)
MYC	(39)	0	(39)
RBC	0	0	0
RYL	(92)	0	(92)
UAG	18	0	18

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments

DECEMBER 31, 2011	ANNUAL REPORT	19

Notes to Financial Statements  (Cont.)

may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

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(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements  (Cont.)

agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal

22	PIMCO VARIABLE INSURANCE TRUST

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interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the

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Notes to Financial Statements  (Cont.)

Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$6,481	$4,559

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$3,237	$74,520	$(72,700)		$(10)	$0	$5,047	$20

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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December 31, 2011

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$90,488	$89,955	$65,490	$43,918

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	271	$2,753	152	$1,547
Administrative Class	4,386	44,752	3,652	37,042
Advisor Class	2,290	23,313	1,552	15,792
Issued as reinvestment of distributions
Institutional Class	10	96	8	78
Administrative Class	36	372	25	256
Advisor Class	23	231	6	58
Cost of shares redeemed
Institutional Class	(206)	(2,087)	(86)	(868)
Administrative Class	(3,725)	(37,875)	(2,666)	(27,095)
Advisor Class	(914)	(9,303)	(211)	(2,154)
Net increase resulting from Portfolio share transactions	2,171	$22,252	2,432	$24,656

As of December 31, 2011, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 81% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)		Other Book-to-Tax Accounting Differences (2)		Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$675	$25		$(955)		$(5)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

DECEMBER 31, 2011	ANNUAL REPORT	25

Notes to Financial Statements (Cont.)

December 31, 2011

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$69,970	$197	$(1,059)	$(861)

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$673	$25	$—
12/31/2010	$359	$33	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

26	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

DECEMBER 31, 2011	ANNUAL REPORT	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
CAD	Canadian Dollar	EUR	Euro	USD	United States Dollar
CLP	Chilean Peso	INR	Indian Rupee	ZAR	South African Rand
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over-the-Counter	CME	Chicago Mercantile Exchange

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

DECEMBER 31, 2011	ANNUAL REPORT	29

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

DECEMBER 31, 2011	ANNUAL REPORT	31

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

DECEMBER 31, 2011	ANNUAL REPORT	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT65AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Total Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	34.5%
Corporate Bonds & Notes	27.1%
U.S. Treasury Obligations	19.3%
Short-Term Instruments	5.3%
Sovereign Issues	4.3%
Other	9.5%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	10 Years	Class Inception (12/31/1997)
PIMCO Total Return Portfolio Administrative Class	3.61%	7.80%	6.41%	6.45%
Barclays Capital U.S. Aggregate Index±	7.84%	6.50%	5.78%	6.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,006.90	$1,021.88
Expenses Paid During Period*	$3.34	$3.36
Net Annualized Expense Ratio	0.66%	0.66%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Tactical duration (or sensitivity to changes in market interest rates) positioning in the U.S. detracted from returns as the ten-year U.S. Treasury yield fell during the reporting period.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to returns as this sector outperformed like-duration U.S. Treasuries in the fourth quarter of the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high yield bonds detracted from performance as the Barclays Capital U.S. Corporate High Yield Index underperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure in core European countries, partially implemented via interest rate swaps, added to performance as the ten-year German Bund yield fell during the reporting period.

»	Exposure to a basket of currencies, with an emphasis on emerging market currencies, detracted from performance as most of these currencies depreciated relative to the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Administrative Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income (a)	0.26	0.24	0.49	0.46	0.49
Net realized/unrealized gain	0.13	0.63	0.93	0.03	0.37
Total income from investment operations	0.39	0.87	1.42	0.49	0.86
Dividends from net investment income	(0.29)	(0.27)	(0.57)	(0.47)	(0.49)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.45)	(0.61)	(0.91)	(0.67)	(0.49)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.61%	8.10%	14.04%	4.79%	8.74%
Net assets end of year (000s)	$7,759,038	$7,260,958	$5,566,064	$4,057,408	$3,893,715
Ratio of expenses to average net assets	0.65%	0.65%	0.74%	0.88%	0.83%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.32%	2.09%	4.52%	4.38%	4.78%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$10,915,756
Investments in Affiliates, at value	267,620
Repurchase agreements, at value	21,438
Cash	336
Foreign currency, at value	11,802
Receivable for investments sold	157,183
Receivable for investments in Affiliates sold	277,200
Receivable for Portfolio shares sold	8,127
Interest and dividends receivable	70,611
Dividends receivable from Affiliates	71
Variation margin receivable on financial derivative instruments	6,894
OTC swap premiums paid	35,618
Unrealized appreciation on foreign currency contracts	51,090
Unrealized appreciation on OTC swap agreements	47,756
11,871,502

Liabilities:
Payable for investments purchased	$2,404,567
Payable for investments in Affiliates purchased	71
Payable for investments purchased on a delayed-delivery basis	138,324
Payable for short sales	28,523
Deposits from counterparty	87,981
Payable for Portfolio shares redeemed	9,675
Written options outstanding	7,778
Accrued investment advisory fees	2,015
Accrued supervisory and administrative fees	2,015
Accrued distribution fees	481
Accrued servicing fees	629
Variation margin payable on financial derivative instruments	250
OTC swap premiums received	15,003
Unrealized depreciation on foreign currency contracts	27,174
Unrealized depreciation on OTC swap agreements	61,096
Other liabilities	14
2,785,596

Net Assets	$9,085,906

Net Assets Consist of:
Paid in capital	$8,811,605
Undistributed net investment income	144,786
Accumulated undistributed net realized (loss)	(30,565)
Net unrealized appreciation	160,080
$9,085,906

Net Assets:
Institutional Class	$235,409
Administrative Class	7,759,038
Advisor Class	1,091,459

Shares Issued and Outstanding:
Institutional Class	21,362
Administrative Class	704,074
Advisor Class	99,042

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.02
Administrative Class	11.02
Advisor Class	11.02

Cost of Investments	$10,806,438
Cost of Investments in Affiliates	$267,581
Cost of Repurchase Agreements	$21,438
Cost of Foreign Currency Held	$11,812
Proceeds Received on Short Sales	$28,274
Premiums Received on Written Options	$31,729

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$248,558
Dividends	230
Dividends from Affiliate investments	5,536
Miscellaneous income	5
Total Income	254,329

Expenses:
Investment advisory fees	21,371
Supervisory and administrative fees	21,371
Servicing fees – Administrative Class	11,227
Distribution and/or servicing fees – Advisor Class	2,053
Trustees’ fees	128
Interest expense	157
Miscellaneous expense	7
Total Expenses	56,314

Net Investment Income	198,015

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	45,124
Net realized (loss) on Affiliate investments	(664)
Net realized gain on futures contracts, written options and swaps	10,686
Net realized gain on foreign currency transactions	36,163
Net change in unrealized (depreciation) on investments	(11,933)
Net change in unrealized appreciation on Affiliate investments	361
Net change in unrealized appreciation on futures contracts, written options and swaps	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,985
Net Gain	102,469

Net Increase in Net Assets Resulting from Operations	$300,484

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$198,015	$151,193
Net realized gain	91,973	302,285
Net realized gain (loss) on Affiliate investments	(664)	710
Net change in unrealized appreciation	10,799	79,316
Net change in unrealized appreciation (depreciation) on Affiliate investments	361	(13)
Net increase resulting from operations	300,484	533,491

Distributions to Shareholders:
From net investment income
Institutional Class	(6,737)	(6,743)
Administrative Class	(196,944)	(159,949)
Advisor Class	(20,996)	(8,593)
From net realized capital gains
Institutional Class	(3,411)	(8,728)
Administrative Class	(110,292)	(214,082)
Advisor Class	(15,180)	(16,192)

Total Distributions	(353,560)	(414,287)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,052,627	1,955,965

Total Increase in Net Assets	999,551	2,075,169

Net Assets:
Beginning of year	8,086,355	6,011,186
End of year*	$9,085,906	$8,086,355

*Including undistributed net investment income of:	$144,786	$73,480

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
HCA, Inc.
3.829% due 03/31/2017		$4,400	$4,185
Petroleum Export V Ltd.
3.563% due 12/07/2012		4,383	4,364
Springleaf Finance Corp.
5.500% due 05/10/2017		15,700	13,703
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		3,709	2,361

Total Bank Loan Obligations (Cost $27,655)			24,613

CORPORATE BONDS & NOTES 33.4%

BANKING & FINANCE 25.3%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,127
Ally Financial, Inc.
3.649% due 02/11/2014		6,100	5,796
3.963% due 06/20/2014		500	470
4.500% due 02/11/2014		500	484
6.750% due 12/01/2014		200	202
6.875% due 08/28/2012		5,700	5,785
7.000% due 02/01/2012		2,300	2,311
7.500% due 09/15/2020		900	912
8.300% due 02/12/2015		11,100	11,738
American Express Bank FSB
0.426% due 06/12/2012		500	499
6.000% due 09/13/2017		3,900	4,425
American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,146
6.000% due 09/13/2017		3,900	4,417
American Express Co.
7.000% due 03/19/2018		200	242
American Express Credit Corp.
5.875% due 05/02/2013		700	736
6.625% due 09/24/2012	GBP	4,100	6,553
American General Institutional Capital
7.570% due 12/01/2045		$10,000	9,043
8.125% due 03/15/2046		3,200	2,912
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,664
4.950% due 03/20/2012		$1,800	1,784
5.050% due 10/01/2015		12,500	12,117
5.450% due 05/18/2017		1,100	1,054
5.600% due 10/18/2016		6,100	5,887
5.850% due 01/16/2018		31,900	31,269
6.250% due 03/15/2087		2,100	1,530
6.400% due 12/15/2020		3,300	3,335
8.000% due 05/22/2068	EUR	12,900	13,440
8.175% due 05/15/2068		$3,000	2,700
8.250% due 08/15/2018		12,600	13,368
ANZ National International Ltd.
6.200% due 07/19/2013		12,600	13,376
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013		16,400	16,448
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
3.359% due 07/02/2014		7,600	7,594
Banco Santander Brasil S.A.
2.659% due 03/18/2014		1,000	953
4.250% due 01/14/2016		1,800	1,719
4.500% due 04/06/2015		13,100	12,773
Banco Santander Chile
1.659% due 04/20/2012		11,600	11,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
0.787% due 08/15/2016		$2,800	$2,175
1.848% due 01/30/2014		30,400	27,462
6.000% due 09/01/2017		7,000	6,846
6.500% due 08/01/2016		32,700	32,970
Bank of America N.A.
6.000% due 10/15/2036		2,100	1,749
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,183
Bank of Montreal
2.850% due 06/09/2015		7,200	7,471
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,199
Banque PSA Finance S.A.
2.481% due 04/04/2014		12,100	11,212
Barclays Bank PLC
1.677% due 05/30/2017	EUR	2,400	2,873
5.450% due 09/12/2012		$40,000	40,872
6.000% due 01/23/2018	EUR	15,000	17,516
6.050% due 12/04/2017		$1,800	1,636
10.179% due 06/12/2021		2,080	2,209
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,152
6.500% due 03/10/2021		6,400	6,200
7.250% due 04/22/2020		6,400	6,432
BBVA U.S. Senior S.A.U.
2.586% due 05/16/2014		39,700	36,920
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,216
BNP Paribas S.A.
0.791% due 04/08/2013		7,100	6,678
1.291% due 01/10/2014		21,100	19,471
5.186% due 06/29/2049		15,600	10,452
BPCE S.A.
2.375% due 10/04/2013		2,100	2,035
BRFkredit A/S
0.653% due 04/15/2013		21,800	21,812
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,203
Citigroup Capital XXI
8.300% due 12/21/2077		19,500	19,524
Citigroup, Inc.
0.810% due 06/09/2016		13,100	10,240
1.307% due 02/15/2013		13,600	13,351
1.848% due 01/13/2014		13,400	13,039
2.453% due 08/13/2013		5,900	5,794
4.875% due 05/07/2015		6,100	6,031
5.300% due 10/17/2012		2,200	2,236
5.365% due 03/06/2036 (l)	CAD	4,700	3,338
5.500% due 08/27/2012		$5,500	5,590
5.500% due 04/11/2013		40,900	41,773
5.625% due 08/27/2012		4,400	4,467
5.850% due 07/02/2013		1,400	1,440
6.000% due 02/21/2012		3,789	3,810
6.125% due 05/15/2018		3,000	3,196
6.125% due 08/25/2036		6,000	5,197
8.500% due 05/22/2019		2,100	2,475
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	15,700	17,434
11.000% due 12/29/2049		$975	1,146
Countrywide Financial Corp.
5.800% due 06/07/2012		20,200	20,245
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		31,000	29,805
Credit Agricole S.A.
1.862% due 01/21/2014		26,400	24,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 10/29/2049		$2,700	$2,038
Credit Suisse
2.200% due 01/14/2014		4,800	4,750
DBS Bank Ltd.
0.681% due 05/16/2017		1,000	983
Deutsche Bank AG
6.000% due 09/01/2017		24,100	26,954
Dexia Credit Local
0.927% due 03/05/2013		48,000	45,452
Dexia Credit Local S.A.
0.908% due 04/29/2014		21,700	19,700
European Investment Bank
3.625% due 01/15/2021	EUR	800	1,090
4.625% due 04/15/2020		800	1,171
FCE Bank PLC
7.125% due 01/16/2012		5,100	6,647
7.125% due 01/15/2013		700	929
Fifth Third Bancorp
0.983% due 12/20/2016		$4,700	4,147
FIH Erhvervsbank A/S
0.912% due 06/13/2013		76,000	75,960
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,566
7.000% due 10/01/2013		500	531
7.000% due 04/15/2015		7,500	8,081
7.500% due 08/01/2012		17,500	18,073
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	569
8.700% due 10/01/2014		3,600	4,029
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,287
General Electric Capital Corp.
5.500% due 09/15/2067		24,100	24,641
5.875% due 01/14/2038		$8,100	8,597
6.375% due 11/15/2067		14,800	14,615
6.875% due 01/10/2039		53,600	64,318
Goldman Sachs Group, Inc.
1.817% due 05/23/2016	EUR	3,600	3,895
1.884% due 02/04/2013		1,400	1,739
1.940% due 01/30/2017		4,400	4,623
4.375% due 03/16/2017		9,000	10,981
4.500% due 05/09/2016		1,000	1,236
5.250% due 07/27/2021		$23,400	22,861
5.950% due 01/18/2018		17,300	17,737
6.125% due 02/14/2017	GBP	1,300	2,064
6.250% due 09/01/2017		$14,900	15,599
6.375% due 05/02/2018	EUR	5,000	6,671
6.750% due 10/01/2037		$3,300	3,075
Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,192
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,858
HSBC Finance Corp.
1.807% due 04/05/2013	EUR	4,300	5,384
6.676% due 01/15/2021		$20,800	21,545
HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,476
6.500% due 09/15/2037		2,900	2,867
7.625% due 05/17/2032		1,700	1,718
ING Bank NV
1.379% due 03/30/2012		57,400	57,265
1.940% due 06/09/2014		7,200	6,901
2.000% due 10/18/2013		2,700	2,639
2.650% due 01/14/2013		1,300	1,303
International Lease Finance Corp.
4.750% due 01/13/2012		1,900	1,902

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2012		$2,600	$2,600
5.250% due 01/10/2013		2,680	2,667
5.400% due 02/15/2012		16,152	16,192
5.750% due 05/15/2016		1,900	1,764
5.875% due 05/01/2013		1,000	990
6.375% due 03/25/2013		2,580	2,580
6.750% due 09/01/2016		4,500	4,635
Intesa Sanpaolo SpA
2.906% due 02/24/2014		11,600	10,219
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,753
JPMorgan Chase & Co.
1.296% due 05/02/2014		75,100	72,934
1.654% due 09/26/2013	EUR	900	1,138
6.000% due 01/15/2018		$3,900	4,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,850
JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,212
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,424
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	12,500	16,542
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	115
7.869% due 08/25/2020		200	231
7.875% due 11/01/2020		$4,800	3,686
8.000% due 12/29/2049		6,000	4,380
8.500% due 12/29/2049		1,100	765
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	950	332
5.625% due 01/24/2013 ^		$3,800	1,017
6.875% due 05/02/2018 ^		3,200	864
Lloyds TSB Bank PLC
2.766% due 01/24/2014		6,300	5,963
4.875% due 01/21/2016		6,200	6,049
5.800% due 01/13/2020		21,500	20,437
12.000% due 12/29/2049		32,700	29,998
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,998
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,270
7.750% due 10/17/2016		3,405	3,835
7.750% due 01/20/2020		3,100	3,615
8.000% due 08/07/2019		5,100	6,018
Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,098
6.875% due 04/25/2018		17,800	17,567
MetLife Institutional Funding II
1.481% due 04/04/2014		10,800	10,783
MetLife, Inc.
6.400% due 12/15/2066		1,700	1,615
Morgan Stanley
1.408% due 04/29/2013		10,100	9,522
1.807% due 03/01/2013	EUR	13,000	15,973
2.953% due 05/14/2013		$23,100	22,190
5.950% due 12/28/2017		10,600	10,114
6.000% due 04/28/2015		38,480	38,581
7.300% due 05/13/2019		1,200	1,224
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	3,500	5,120
National Australia Bank Ltd.
1.111% due 04/11/2014		$44,500	44,082
1.372% due 07/25/2014		5,700	5,667
5.350% due 06/12/2013		6,100	6,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Bank of Canada
2.200% due 10/19/2016		$2,500	$2,524
Nationwide Building Society
6.250% due 02/25/2020		9,300	9,239
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,257
Nordea Eiendomskreditt A/S
0.804% due 04/07/2014		20,100	19,498
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,344
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,458
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,206
RCI Banque S.A.
2.261% due 04/11/2014		41,600	39,672
Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,194
Royal Bank of Scotland Group PLC
1.091% due 04/11/2016		100	70
1.181% due 10/14/2016		500	346
1.316% due 09/29/2015		200	144
2.438% due 01/28/2016	EUR	200	187
3.950% due 09/21/2015		$3,200	3,004
6.990% due 10/29/2049		12,000	7,575
7.648% due 08/29/2049		1,500	1,029
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		42,900	42,826
Santander UK PLC
1.806% due 10/10/2017	EUR	28,700	28,274
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$2,400	2,400
5.499% due 07/07/2015		13,100	13,296
SLM Corp.
0.718% due 01/27/2014		1,650	1,492
1.756% due 06/17/2013	EUR	200	247
3.125% due 09/17/2012		5,200	6,651
4.875% due 12/17/2012	GBP	2,800	4,313
5.000% due 10/01/2013		$3,200	3,208
5.000% due 04/15/2015		5,000	4,816
5.125% due 08/27/2012		5,780	5,811
5.375% due 05/15/2014		500	501
6.250% due 01/25/2016		1,900	1,850
8.000% due 03/25/2020		14,500	14,681
8.450% due 06/15/2018		11,300	11,695
Societe Generale S.A.
1.441% due 04/11/2014		2,700	2,381
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,246
4.125% due 11/29/2013		10,000	10,333
SSIF Nevada LP
1.101% due 04/14/2014		$68,400	67,360
State Bank of India
4.500% due 07/27/2015		6,000	5,940
State Street Capital Trust III
5.536% due 01/29/2049		6,800	6,693
State Street Capital Trust IV
1.546% due 06/01/2077		1,000	662
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,461	8,639
Stone Street Trust
5.902% due 12/15/2015		9,500	8,735
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,118
Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		$3,100	$2,821
UBS AG
1.425% due 01/28/2014		2,400	2,339
1.595% due 02/23/2012		8,000	8,010
5.750% due 04/25/2018		4,600	4,771
5.875% due 12/20/2017		4,700	4,900
UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	321
USB Capital IX
3.500% due 10/29/2049		9,200	6,427
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,600	2,580
Wachovia Corp.
1.614% due 02/13/2014	EUR	5,200	6,504
5.500% due 05/01/2013		$8,300	8,761
5.750% due 02/01/2018		16,900	19,219
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	35,470	36,147
Westpac Banking Corp.
0.883% due 07/16/2014		$3,000	3,035
1.309% due 03/31/2014		22,200	22,278
3.585% due 08/14/2014		4,900	5,228
Weyerhaeuser Co.
7.375% due 03/15/2032		4,900	5,150
ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,221

			2,297,217

INDUSTRIALS 6.6%
Altria Group, Inc.
7.750% due 02/06/2014		8,680	9,814
9.700% due 11/10/2018		6,400	8,620
Amgen, Inc.
1.875% due 11/15/2014		2,000	2,028
6.150% due 06/01/2018		1,200	1,397
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		32,400	32,480
4.125% due 01/15/2015		21,500	23,200
5.375% due 01/15/2020		21,500	25,249
AstraZeneca PLC
5.900% due 09/15/2017		2,500	3,024
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,707
California Institute of Technology
4.700% due 11/01/2111		1,000	1,010
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,362
Codelco, Inc.
6.150% due 10/24/2036		700	867
Comcast Corp.
5.875% due 02/15/2018		1,700	1,968
6.450% due 03/15/2037		1,700	2,064
CSN Islands XI Corp.
6.875% due 09/21/2019		3,000	3,185
CSN Resources S.A.
6.500% due 07/21/2020		20,600	21,630
Daimler Finance North America LLC
1.742% due 09/13/2013		8,000	7,901
Dolphin Energy Ltd.
5.888% due 06/15/2019		2,529	2,753
Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,381
6.000% due 10/01/2012		5,090	5,287

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ecopetrol S.A.
7.625% due 07/23/2019		$4,600	$5,589
El Paso Corp.
7.800% due 08/01/2031		900	1,042
7.875% due 06/15/2012		3,900	3,998
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		1,400	1,266
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,932
6.212% due 11/22/2016		1,200	1,245
7.343% due 04/11/2013		1,700	1,787
8.146% due 04/11/2018		6,700	7,571
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		636	677
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		1,500	1,602
General Mills, Inc.
6.470% due 10/15/2022		61,750	64,260
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,014
Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,087
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,519
HCA, Inc.
6.500% due 02/15/2020		5,600	5,824
7.875% due 02/15/2020		600	651
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,820
International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,910
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		16,100	18,413
Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,088
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,464
6.625% due 08/05/2020		5,000	4,300
6.750% due 01/29/2020		7,100	6,177
Novatek Finance Ltd.
5.326% due 02/03/2016		2,500	2,531
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,386	15,925
Oracle Corp.
5.750% due 04/15/2018		12,900	15,671
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,259
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	242
7.500% due 12/18/2013	GBP	200	334
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,897
Petroleos Mexicanos
5.500% due 01/21/2021		17,200	18,748
6.500% due 06/02/2041		29,000	32,770
PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,697
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	11,060
Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,122
Rohm and Haas Co.
6.000% due 09/15/2017		3,700	4,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Co. BV
1.344% due 11/08/2013	$7,000	$7,032
Total Capital S.A.
4.450% due 06/24/2020	2,600	2,900
Union Pacific Corp.
4.163% due 07/15/2022	12,075	13,128
UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,417
Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	2,077
5.625% due 09/15/2019	16,600	18,364
6.250% due 01/23/2017	1,300	1,472
6.875% due 11/21/2036	1,300	1,484
6.875% due 11/10/2039	5,300	6,087
Vivendi S.A.
5.750% due 04/04/2013	14,800	15,469
Volkswagen International Finance NV
1.031% due 10/01/2012	27,500	27,478

		601,540

UTILITIES 1.5%
AES Corp.
7.375% due 07/01/2021	1,500	1,624
AT&T, Inc.
4.950% due 01/15/2013	5,200	5,421
5.500% due 02/01/2018	5,200	6,025
6.300% due 01/15/2038	3,600	4,427
Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,395
Cleco Power LLC
6.000% due 12/01/2040	19,500	23,833
DTE Energy Co.
1.227% due 06/03/2013	4,700	4,697
EDF S.A.
4.600% due 01/27/2020	1,000	1,023
Entergy Corp.
3.625% due 09/15/2015	12,200	12,397
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	700	789
10.500% due 03/25/2014	1,000	1,127
Korea Electric Power Corp.
5.125% due 04/23/2034	90	95
NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	5,861
NRG Energy, Inc.
8.250% due 09/01/2020	6,800	6,868
Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	13,747
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,441
4.750% due 02/16/2021	4,200	4,253
Qwest Corp.
3.796% due 06/15/2013	10,841	10,927
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,782
6.750% due 09/30/2019	2,000	2,375
TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,216
6.625% due 03/20/2017	1,000	1,025
7.875% due 03/13/2018	5,700	6,149
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,584
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
5.000% due 12/16/2013	$3,960	$4,252

		137,376

Total Corporate Bonds & Notes (Cost $3,047,144)		3,036,133

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.8%
Acalanes Union High School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046	9,300	829
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,609
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,519
7.043% due 04/01/2050	8,600	11,324
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,574
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	6,124
7.550% due 04/01/2039	2,000	2,447
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,167
7.700% due 11/01/2030	100	114
7.950% due 03/01/2036	29,300	33,161
Fresno County, California Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/15/2024	3,000	1,324
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	914
Los Angeles CA Wastewater System Revenue, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,287
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,686
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,488
7.618% due 08/01/2040	1,800	2,229
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,537
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	12,833
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	10,061
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,430
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	429
7.021% due 08/01/2040	700	749

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	$4,185	$4,195
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	34,650
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,068
5.125% due 06/01/2046	655	436
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,017
6.398% due 05/15/2031	1,200	1,393
6.548% due 05/15/2048	4,700	5,597

		165,191

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	21,195

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,217

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,631
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	2,400	2,496
6.900% due 03/01/2035	1,000	1,065
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	4,300	4,423
Illinois State General Obligation Notes, Series 2011
4.511% due 03/01/2015	1,900	1,979

		12,594

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	850	796

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,449

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	$15,900	$15,902
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	35,157
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	2,092

		53,151

NEW YORK 0.5%
JP Morgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.465% due 06/15/2031	5,130	6,249
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	30,340
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,594
6.282% due 06/15/2042	2,100	2,366
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,840

		44,389

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	5,800	8,101
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	74
6.500% due 06/01/2047	3,600	2,836

		11,011

TEXAS 0.4%
JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.508% due 02/15/2031	3,390	4,223
JP Morgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.454% due 02/01/2027	2,575	3,201
8.538% due 10/01/2031	6,240	7,962
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	17,830
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	2,500	2,907

		36,123

Total Municipal Bonds & Notes (Cost $306,451)		366,280

U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	4,355	4,217
0.544% due 05/25/2037	1,580	1,573
0.604% due 04/25/2037	4,498	4,479
0.644% due 03/25/2044	2,659	2,586
0.704% due 09/25/2035	2,129	2,104
0.744% due 09/25/2035	9,105	9,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.994% due 10/25/2037	$2,327	$2,338
1.194% due 07/25/2039	2,382	2,408
1.418% due 07/01/2044	536	540
1.420% due 06/01/2043	2,225	2,239
1.618% due 09/01/2040	17	17
1.716% due 04/01/2035	1,677	1,739
1.723% due 04/01/2035	2,545	2,640
2.183% due 08/01/2035	1,770	1,843
2.342% due 11/01/2025	1	1
2.359% due 09/01/2039	29	30
2.381% due 05/25/2035	477	499
2.419% due 01/01/2025	13	14
3.000% due 02/01/2027	12,000	12,358
3.330% due 11/01/2021	1,398	1,484
3.500% due 01/01/2027	44,600	46,649
3.915% due 10/01/2032	735	749
4.000% due 04/01/2023 - 01/01/2042	620,778	652,711
4.111% due 11/01/2035	148	153
4.500% due 04/01/2023 - 01/01/2042	2,003,145	2,132,882
4.527% due 12/01/2036	1,239	1,303
4.699% due 09/01/2034	1,003	1,077
4.973% due 09/01/2035	648	692
5.000% due 04/25/2033 - 01/01/2042	89,293	96,562
5.176% due 08/01/2035	951	1,018
5.500% due 09/01/2017 - 04/01/2040	68,964	75,397
6.000% due 09/01/2016 - 01/01/2039	255,913	282,370
6.500% due 11/01/2034	69	78
7.000% due 04/25/2023 - 06/01/2032	1,272	1,496
Federal Housing Administration
7.430% due 01/25/2023	39	39
Freddie Mac
0.428% due 07/15/2019	2,927	2,922
0.578% due 05/15/2036	2,970	2,969
0.728% due 11/15/2030	16	16
0.778% due 09/15/2030	14	14
0.998% due 05/15/2037	885	887
1.418% due 02/25/2045	407	389
2.516% due 01/01/2028	1	1
2.594% due 07/01/2027	1	1
2.615% due 07/01/2030	1	1
4.000% due 01/01/2042	147,000	154,212
4.500% due 03/01/2029 - 01/01/2042	287,848	305,396
4.875% due 06/13/2018	2,500	3,018
5.500% due 10/01/2034 - 10/01/2038	17,845	19,412
6.000% due 07/01/2016 - 01/01/2042	30,968	34,107
6.500% due 03/01/2013 - 10/01/2037	287	313
7.000% due 06/15/2023	724	828
7.500% due 07/15/2030 - 03/01/2032	140	167
8.500% due 08/01/2024	8	10
Ginnie Mae
0.785% due 09/20/2030	11	11
0.883% due 02/16/2030	123	124
1.750% due 02/20/2032	267	277
2.000% due 07/20/2030	5	5
2.125% due 10/20/2029 - 11/20/2029	121	124

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 04/20/2026 - 05/20/2030		$56	$57
6.000% due 12/15/2038 - 11/15/2039		218	247
Small Business Administration
5.130% due 09/01/2023		43	47
6.030% due 02/10/2012		645	649
6.290% due 01/01/2021		79	87
7.500% due 04/01/2017		255	280

Total U.S. Government Agencies (Cost $3,795,079)			3,871,927

U.S. TREASURY OBLIGATIONS 23.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(g)(h)		35,361	37,844
1.125% due 01/15/2021 (g)(h)		43,678	48,739
1.250% due 07/15/2020		9,759	11,045
1.750% due 01/15/2028 (e)(g)(h)		64,305	77,362
2.000% due 01/15/2026 (e)(g)		43,121	53,032
2.125% due 02/15/2041		6,824	9,220
2.375% due 01/15/2025		25,825	32,846
2.375% due 01/15/2027		4,154	5,369
2.500% due 01/15/2029 (g)		24,888	33,239
3.375% due 04/15/2032		128	197
3.625% due 04/15/2028		11,759	17,483
3.875% due 04/15/2029		47,241	73,692
U.S. Treasury Notes
0.875% due 12/31/2016 (a)		76,000	76,166
1.375% due 11/30/2018 (h)		257,600	258,526
1.375% due 12/31/2018 (a)		193,600	193,993
1.500% due 08/31/2018		381,400	387,121
2.000% due 11/15/2021		11,800	11,931
2.125% due 08/15/2021		51,600	52,906
2.625% due 08/15/2020 (e)		89,300	96,311
2.625% due 11/15/2020 (h)		97,100	104,519
3.000% due 02/28/2017		900	996
3.125% due 05/15/2021		8,600	9,599
3.375% due 11/15/2019		7,200	8,209
3.500% due 05/15/2020		40,200	46,236
3.625% due 02/15/2020		41,700	48,359
3.625% due 02/15/2021 (e)(g)(h)		403,590	468,480

Total U.S. Treasury Obligations (Cost $2,129,898)			2,163,420

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.294% due 02/25/2045		1,619	1,198
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	2,671	3,447
2.660% due 11/19/2047		65,315	84,447
2.859% due 05/16/2047		11,300	14,514
Banc of America Funding Corp.
2.695% due 05/25/2035		$2,399	2,342
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,006	1,817
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033		2,841	2,383
6.500% due 10/25/2031		253	256
6.500% due 09/25/2033		136	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.451% due 01/15/2049		$11,600	$12,654
5.724% due 02/10/2051		3,200	3,516
5.731% due 05/10/2045		6,400	7,195
BCAP LLC Trust
5.636% due 03/26/2037		1,400	1,033
Bear Stearns Adjustable Rate Mortgage Trust
2.723% due 04/25/2033		390	342
2.732% due 11/25/2034		5,581	4,381
2.819% due 01/25/2035		1,249	1,007
2.821% due 02/25/2033		63	50
2.827% due 07/25/2034		2,000	1,439
2.905% due 01/25/2034		1,001	909
3.079% due 11/25/2030		2	2
3.207% due 11/25/2034		1,488	1,395
5.680% due 02/25/2033		50	47
Bear Stearns Alt-A Trust
2.592% due 05/25/2035		3,960	2,911
2.772% due 09/25/2035		2,396	1,520
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,057
5.471% due 01/12/2045		2,800	3,167
5.700% due 06/11/2050		9,400	10,441
5.703% due 06/11/2050		8,600	9,001
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		4,841	2,847
3.618% due 12/26/2046		2,776	1,647
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		893	734
4.959% due 05/25/2035		3,406	2,882
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,195
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		4,900	5,334
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		3,675	1,873
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		1,131	772
2.745% due 02/20/2035		6,491	4,999
2.751% due 11/25/2034		3,795	2,742
5.750% due 05/25/2033		11	11
Credit Suisse First Boston Mortgage Securities Corp.
4.811% due 06/25/2032		21	17
Credit Suisse Mortgage Capital Certificates
5.661% due 03/15/2039		900	969
European Loan Conduit
1.612% due 05/15/2019	EUR	763	806
Extended Stay America Trust
2.951% due 11/05/2027		$26,067	26,202
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035		125	75
First Horizon Asset Securities, Inc.
2.638% due 10/25/2035		7,962	5,788
First Nationwide Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.385% due 12/20/2054		4,823	4,610
0.892% due 12/20/2054	GBP	4,864	7,154
Granite Mortgages PLC
1.354% due 01/20/2044		803	1,191
1.450% due 09/20/2044		4,141	6,137
1.697% due 09/20/2044	EUR	521	648
1.959% due 01/20/2044		529	662
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$463	426
0.374% due 01/25/2047 ^		402	380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		$2,277	$1,817
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	431
5.317% due 06/10/2036		915	977
5.444% due 03/10/2039		4,400	4,782
GS Mortgage Securities Corp.
1.142% due 03/06/2020		6,487	6,434
5.396% due 08/10/2038		905	971
GSR Mortgage Loan Trust
2.685% due 09/25/2035		10,501	9,188
5.093% due 11/25/2035		3,737	3,265
Harborview Mortgage Loan Trust
0.475% due 01/19/2038		8,738	5,079
0.505% due 05/19/2035		823	437
2.768% due 07/19/2035		3,328	2,167
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	6,300	8,128
Indymac ARM Trust
1.785% due 01/25/2032		$3	2
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		12,600	13,309
4.158% due 01/12/2039		5,575	5,747
5.336% due 05/15/2047		6,800	7,240
5.420% due 01/15/2049		20,956	22,747
5.882% due 02/15/2051		2,300	2,509
JPMorgan Mortgage Trust
2.767% due 08/25/2034		15,681	13,343
5.024% due 02/25/2035		1,626	1,583
5.750% due 01/25/2036		2,269	2,090
Merrill Lynch Floating Trust
0.814% due 07/09/2021		12,197	11,308
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		3,236	2,105
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,809
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		529	436
1.270% due 10/25/2035		1,199	953
2.057% due 04/25/2035		14,827	12,755
Morgan Stanley Capital
0.339% due 10/15/2020		643	640
5.610% due 04/15/2049		11,060	11,489
5.809% due 12/12/2049		600	664
5.879% due 06/11/2049		3,100	3,422
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		2,200	2,477
Prime Mortgage Trust
0.694% due 02/25/2019		33	32
0.694% due 02/25/2034		376	350
Residential Funding Mortgage Securities
6.500% due 03/25/2032		270	281
Sovereign Commercial Mortgage Securities Trust
5.893% due 07/22/2030		917	940
Structured Adjustable Rate Mortgage Loan Trust
5.350% due 07/25/2035		893	710
Structured Asset Mortgage Investments, Inc.
0.535% due 07/19/2035		5,140	4,249
0.945% due 09/19/2032		96	79
Structured Asset Securities Corp.
2.223% due 07/25/2032		8	7
2.545% due 02/25/2032		13	12
Suntrust Adjustable Rate Mortgage Loan Trust
5.801% due 02/25/2037		9,430	6,008
Thornburg Mortgage Securities Trust
5.314% due 10/25/2046		18,239	16,551

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		$6,676	$5,976
0.368% due 09/15/2021		10,584	10,067
5.308% due 11/15/2048		2,000	2,201
WaMu Mortgage Pass-Through Certificates
0.584% due 10/25/2045		872	630
1.408% due 11/25/2042		380	297
1.608% due 08/25/2042		1,003	802
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		2,308	2,173
2.666% due 03/25/2036		4,322	3,357
2.948% due 01/25/2035		3,143	2,896

Total Mortgage-Backed Securities (Cost $498,581)			476,640

ASSET-BACKED SECURITIES 2.0%
ACE Securities Corp.
0.344% due 12/25/2036		79	78
Amortizing Residential Collateral Trust
0.834% due 06/25/2032		186	151
Bear Stearns Asset-Backed Securities Trust
0.374% due 10/25/2036		292	270
0.384% due 06/25/2047		794	767
Citibank Omni Master Trust
2.378% due 05/16/2016		44,026	44,300
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		216	132
EMC Mortgage Loan Trust
0.664% due 05/25/2040		313	266
Fremont Home Loan Trust
0.354% due 01/25/2037		196	188
GSPA Monetization Trust
6.422% due 10/09/2029		16,510	14,732
Gulf Stream Compass CLO Ltd.
1.042% due 08/27/2015		1,073	1,059
Hillmark Funding
0.729% due 05/21/2021		24,100	22,017
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		4,578	4,172
JPMorgan Mortgage Acquisition Corp.
0.354% due 03/25/2047		1,927	1,584
Katonah Ltd.
0.911% due 05/18/2015		6,989	6,843
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		156	115
Marathon Financing BV
0.748% due 10/05/2026		1,331	1,302
Nelnet Student Loan Trust
0.630% due 12/22/2016		1,161	1,160
Penta CLO S.A.
1.917% due 06/04/2024	EUR	2,324	2,674
Plymouth Rock CLO Ltd.
1.961% due 02/16/2019		$16,881	16,789
Sagamore CLO Ltd.
0.943% due 10/15/2015		983	961
Securitized Asset-Backed Receivables LLC Trust
0.424% due 05/25/2037 ^		2,589	1,174
Sherwood Castle Funding PLC
1.636% due 03/15/2016	EUR	12,000	14,983
SLM Student Loan Trust
1.686% due 12/15/2023		20,240	23,865
2.928% due 12/16/2019		$1,900	1,934
3.500% due 08/17/2043		5,067	4,996
4.500% due 11/16/2043		5,481	5,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.874% due 01/25/2033		$52	$44
Wind River CLO Ltd.
0.889% due 12/19/2016		11,682	11,114

Total Asset-Backed Securities (Cost $195,551)			182,872

SOVEREIGN ISSUES 5.3%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	2,934
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	148	79
10.000% due 01/01/2014		147	78
10.000% due 01/01/2017		5,752	2,964
Canada Government Bond
2.750% due 09/01/2016	CAD	20,500	21,460
3.250% due 06/01/2021		2,200	2,401
3.750% due 06/01/2019		5,600	6,290
4.250% due 06/01/2018		1,200	1,374
Canada Housing Trust No. 1
2.650% due 03/15/2022		2,600	2,588
3.350% due 12/15/2020		7,100	7,537
3.750% due 03/15/2020		25,100	27,429
3.800% due 06/15/2021		16,800	18,445
Export-Import Bank of China
4.875% due 07/21/2015		$900	972
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	15,100	11,639
4.000% due 01/29/2021		$5,500	5,333
4.125% due 09/09/2015		12,000	12,365
5.125% due 06/29/2020		3,600	3,786
5.875% due 01/14/2015		29,900	32,221
8.125% due 01/21/2014		5,000	5,552
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	13,500	16,505
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (c)		10,565	11,911
2.100% due 09/15/2021 (c)		14,047	13,635
Korea Development Bank
8.000% due 01/23/2014		$3,000	3,303
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,372
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,179
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	29,543
6.050% due 01/11/2040		$4,200	5,156
6.250% due 06/16/2016	MXN	132,000	9,759
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,852
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	600	611
4.300% due 06/18/2042		700	810
Province of Ontario Canada
1.375% due 01/27/2014		$9,100	9,201
1.600% due 09/21/2016		300	299
1.875% due 09/15/2015		1,200	1,224
3.000% due 07/16/2018		2,600	2,739
3.150% due 06/02/2022	CAD	7,200	7,216
4.000% due 06/02/2021		39,400	42,517
4.200% due 03/08/2018		2,100	2,309
4.200% due 06/02/2020		15,100	16,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 03/08/2017	CAD	8,400	$9,233
4.400% due 06/02/2019		8,000	8,905
4.400% due 04/14/2020		$300	342
4.600% due 06/02/2039	CAD	3,900	4,623
4.700% due 06/02/2037		6,300	7,498
5.500% due 06/02/2018		2,300	2,700
Province of Quebec Canada
3.500% due 07/29/2020		$800	858
3.500% due 12/01/2022	CAD	1,100	1,125
4.250% due 12/01/2021		34,300	37,453
4.500% due 12/01/2016		300	332
4.500% due 12/01/2017		4,200	4,676
4.500% due 12/01/2018		5,400	6,026
4.500% due 12/01/2019		1,600	1,785
4.500% due 12/01/2020		2,200	2,449
Russia Government International Bond
3.625% due 04/29/2015		$1,200	1,209
South Africa Government International Bond
5.875% due 05/30/2022		500	578
Spain Government Bond
4.650% due 07/30/2025	EUR	20,700	24,412
4.900% due 07/30/2040		1,000	1,120
United Kingdom Gilt
4.250% due 09/07/2039	GBP	9,700	18,494
4.250% due 12/07/2040		1,600	3,054

Total Sovereign Issues (Cost $488,498)			482,010

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup, Inc.
6.150% due 12/15/2012		203,996	1,456
DG Funding Trust
2.700% due 12/31/2049		1,239	9,305

Total Preferred Securities (Cost $14,548)			10,761

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.890% due 06/10/2013		$41,500	41,446
Banco Bradesco S.A.
1.950% due 01/24/2013		6,100	6,148
Banco do Brasil S.A.
0.000% due 02/15/2012		39,700	39,626
Bank of Nova Scotia
0.700% due 10/18/2012		24,400	24,445
Intesa Sanpaolo SpA
2.375% due 12/21/2012		31,000	28,844
Itau Unibanco Holding S.A.
0.000% due 01/11/2012		17,700	17,678
0.000% due 02/06/2012		27,500	27,458

			185,645

COMMERCIAL PAPER 0.9%
Erste Abwicklungsanstalt
0.356% due 01/11/2012		43,300	43,296
Vodafone Group PLC
0.880% due 01/19/2012		36,200	36,186

			79,482

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.060% due 01/03/2012	$17,000	$17,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $17,611. Repurchase proceeds are $17,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	4,438	4,438
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.750% due 05/31/2016 valued at $4,528. Repurchase proceeds are $4,438.)

		21,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.039% due 01/19/2012 - 06/28/2012 (b)(e)	$35,322	$35,318

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 3.0%
	26,721,876	267,620

Total Short-Term Instruments (Cost $591,578)		589,503

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.0%
(Cost $474)	$655

Total Investments 123.3% (Cost $11,095,457)	$11,204,814

Written Options (k) (0.1%) (Premiums $31,729)	(7,778)

Other Assets and Liabilities (Net) (23.2%)	(2,111,130)

Net Assets 100.0%	$9,085,906

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $50,881 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $161,162 at a weighted average interest rate of 0.127%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $24,958 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	249	$118
90-Day Eurodollar December Futures	Long	12/2013	530	165
90-Day Eurodollar June Futures	Long	06/2012	4,140	1,455
90-Day Eurodollar June Futures	Long	06/2013	5,118	5,513
90-Day Eurodollar June Futures	Long	06/2014	434	43
90-Day Eurodollar March Futures	Long	03/2013	7,032	4,137
90-Day Eurodollar March Futures	Long	03/2014	1,290	2,470
90-Day Eurodollar September Futures	Long	09/2013	1,842	2,673
U.S. Treasury 5-Year Note March Futures	Long	03/2012	7,984	2,941
U.S. Treasury 10-Year Note March Futures	Long	03/2012	2,502	2,004

				$21,519

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $40,624 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	$	186,800	$(66,928)	$(15,886)
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	EUR	10,700	1,505	128
Pay	6-Month EUR-EURIBOR	3.650%	09/21/2021		9,700	1,536	330
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022		159,200	1,767	4,768
Pay	6-Month EUR-EURIBOR	2.750%	03/21/2022		143,200	5,854	4,101
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022		98,000	6,925	2,035

						$(49,341)	$(4,524)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	5,100	$139	$143	$(4)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	2.289%		6,000	163	176	(13)

								$302	$319	$(17)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	4.846%	$	10,600	$28	$0	$28
Ally Financial, Inc.	DUB	5.000%	12/20/2016	6.423%		12,200	(620)	(384)	(236)
American International Group, Inc.	UAG	1.000%	12/20/2020	4.832%		100	(22)	(22)	(0)
ArcelorMittal	FBF	1.000%	06/20/2016	5.178%		3,500	(551)	(177)	(374)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.463%		5,300	(75)	(94)	19
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.082%		3,900	(10)	0	(10)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	1.463%		2,600	(37)	(46)	9
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	1.463%		2,600	(36)	(47)	11
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.350%		700	(8)	(6)	(2)
Brazil Government International Bond	BRC	1.000%	12/20/2012	0.764%		7,600	21	12	9
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		2,300	(28)	(20)	(8)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.422%		1,300	(22)	(9)	(13)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.476%		21,600	(432)	(31)	(401)
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.568%		31,000	(819)	(781)	(38)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(13)	(16)	3
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		51,100	(1,024)	(156)	(868)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.306%		6,600	(65)	(70)	5
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.476%		8,100	(163)	(20)	(143)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.306%		8,200	(81)	(209)	128
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.350%		5,500	(67)	(69)	2
Brazil Government International Bond	GST	1.000%	06/20/2015	1.306%		900	(9)	(12)	3
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		3,300	(41)	(33)	(8)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.476%		25,400	(509)	(37)	(472)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		10,900	(109)	(120)	11
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		3,300	(41)	(34)	(7)
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.525%		5,300	(123)	(31)	(92)
Brazil Government International Bond	MYC	1.000%	06/20/2015	1.306%		1,500	(15)	(15)	(0)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		700	(9)	(7)	(2)
China Government International Bond	BPS	1.000%	03/20/2016	1.290%		500	(6)	6	(12)
China Government International Bond	BRC	1.000%	03/20/2016	1.290%		1,000	(11)	12	(23)
China Government International Bond	CBK	1.000%	06/20/2016	1.350%		13,200	(192)	142	(334)
China Government International Bond	DUB	1.000%	06/20/2016	1.350%		6,900	(100)	76	(176)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		2,000	(35)	11	(46)
China Government International Bond	FBF	1.000%	03/20/2015	1.087%		5,000	(11)	24	(35)
China Government International Bond	GST	1.000%	09/20/2016	1.403%		800	(14)	4	(18)
China Government International Bond	JPM	1.000%	06/20/2016	1.350%		5,500	(80)	59	(139)
China Government International Bond	JPM	1.000%	09/20/2016	1.403%		4,300	(76)	25	(101)
China Government International Bond	MYC	1.000%	09/20/2016	1.403%		2,100	(37)	11	(48)
China Government International Bond	RYL	1.000%	06/20/2016	1.350%		5,100	(74)	54	(128)
China Government International Bond	RYL	1.000%	09/20/2016	1.403%		1,400	(25)	10	(35)
China Government International Bond	UAG	1.000%	09/20/2016	1.403%		700	(12)	4	(16)
Citigroup, Inc.	JPM	1.000%	09/20/2012	1.937%		3,600	(23)	(20)	(3)
Credit Agricole S.A.	BOA	1.000%	06/20/2016	5.563%	EUR	6,900	(1,540)	(725)	(815)
Dell, Inc.	GST	1.000%	06/20/2018	1.500%	$	11,200	(329)	(189)	(140)
France Government Bond	BOA	0.250%	03/20/2016	2.031%		11,600	(815)	(371)	(444)
France Government Bond	BRC	0.250%	03/20/2016	2.031%		2,200	(155)	(82)	(73)
France Government Bond	BRC	0.250%	09/20/2016	2.128%		1,300	(106)	(79)	(27)
France Government Bond	DUB	0.250%	03/20/2016	2.031%		1,100	(78)	(45)	(33)
France Government Bond	GST	0.250%	03/20/2016	2.031%		21,500	(1,510)	(649)	(861)
France Government Bond	GST	0.250%	06/20/2016	2.082%		21,200	(1,613)	(554)	(1,059)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		2,300	(188)	(117)	(71)
France Government Bond	MYC	0.250%	03/20/2016	2.031%		700	(49)	(24)	(25)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		3,600	(294)	(170)	(124)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	RYL	0.250%	12/20/2015	1.997%	$	2,100	$(137)	$(42)	$(95)
France Government Bond	RYL	0.250%	03/20/2016	2.031%		50,600	(3,553)	(1,530)	(2,023)
France Government Bond	UAG	0.250%	09/20/2015	1.958%		1,400	(84)	(37)	(47)
France Government Bond	UAG	0.250%	03/20/2016	2.031%		3,000	(210)	(121)	(89)
General Electric Capital Corp.	CBK	3.850%	03/20/2014	1.994%		5,000	209	0	209
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.936%		11,100	624	0	624
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		4,200	(147)	(166)	19
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		8,500	(299)	(335)	36
Indonesia Government International Bond	BOA	1.000%	06/20/2016	1.922%		18,800	(721)	(349)	(372)
Indonesia Government International Bond	BOA	1.000%	09/20/2016	1.997%		700	(31)	(11)	(20)
Indonesia Government International Bond	BOA	1.000%	06/20/2021	2.447%		7,500	(825)	(539)	(286)
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.725%		1,100	(28)	(26)	(2)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.997%		5,300	(231)	(79)	(152)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.997%		2,400	(105)	(38)	(67)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		1,200	(12)	17	(29)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		5,700	(47)	139	(186)
Japan Government International Bond	GST	1.000%	06/20/2016	1.307%		9,400	(121)	96	(217)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		2,500	(25)	22	(47)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	2.874%		500	(36)	(14)	(22)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	2.874%		500	(36)	(15)	(21)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	2.874%		500	(37)	(15)	(22)
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	2.231%		7,900	(538)	(323)	(215)
MetLife, Inc.	BOA	1.000%	09/20/2015	3.006%		7,500	(513)	(492)	(21)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.060%		18,100	(1,345)	(865)	(480)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.060%		6,900	(513)	(251)	(262)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.281%		400	(4)	(6)	2
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.173%		5,500	(28)	(124)	96
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.173%		3,600	(19)	(83)	64
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.281%		1,200	(12)	(18)	6
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		16,600	(238)	(122)	(116)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		40,900	(706)	99	(805)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.364%		1,200	(18)	0	(18)
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.454%		7,100	(143)	(33)	(110)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.281%		5,400	(53)	(63)	10
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.281%		600	(5)	(8)	3
Morgan Stanley	CBK	1.000%	06/20/2013	4.621%		3,500	(176)	(209)	33
NRG Energy, Inc.	GST	5.000%	12/20/2016	6.122%		1,600	(70)	(7)	(63)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.550%		1,000	3	0	3
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.473%		9,000	(485)	(263)	(222)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.859%		3,300	(449)	(128)	(321)
Republic of Italy Government Bond	DUB	1.000%	06/20/2016	4.846%		6,400	(911)	(165)	(746)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.859%		1,100	(150)	(42)	(108)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.846%		2,500	(356)	(49)	(307)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		1,200	(121)	(79)	(42)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		8,200	(870)	(568)	(302)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		1,100	(111)	(73)	(38)
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.441%	EUR	16,900	(169)	(238)	69
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.411%		26,600	(198)	(398)	200
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.872%	$	8,900	52	182	(130)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		10,900	65	189	(124)
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.946%		20,600	62	82	(20)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		2,200	16	42	(26)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.828%		9,700	72	187	(115)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.792%		2,100	18	49	(31)
United Kingdom Gilt	GST	1.000%	12/20/2016	0.946%		55,400	165	189	(24)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		3,800	44	17	27
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		4,900	29	85	(56)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.648%		16,700	193	65	128
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.872%		3,500	21	61	(40)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		4,700	28	81	(53)

							$(25,548)	$(11,357)	$(14,191)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$169	$259	$(90)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		66,000	4,831	8,422	(3,591)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	1,398	2,313	(915)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	73	136	(63)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		38,000	2,782	4,139	(1,357)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	220	345	(125)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	806	1,288	(482)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	578	977	(399)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		9,500	762	1,279	(517)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		23,100	1,854	3,118	(1,264)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,200	818	1,259	(441)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		10,800	867	1,436	(569)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		4,700	377	619	(242)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	80	132	(52)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		4,900	393	637	(244)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		1,900	152	263	(111)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,400	376	466	(90)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		2,500	214	339	(125)
CDX.EM-15 5-Year Index	JPM	5.000%	06/20/2016		4,700	401	620	(219)
CDX.HY-8 5-Year Index 35-100%	CBK	0.350%	06/20/2012		13,941	19	0	19
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	7	0	7
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		3,604	6	0	6
CDX.IG-9 5-Year Index 15-30%	GST	1.120%	12/20/2012		20,100	225	0	225
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	52	0	52
CDX.IG-9 5-Year Index 15-30%	MYC	0.960%	12/20/2012		9,100	87	0	87
CDX.IG-9 5-Year Index 30-100%	BRC	0.750%	12/20/2012		35,590	275	0	275
CDX.IG-9 5-Year Index 30-100%	GST	0.700%	12/20/2012		23,341	168	0	168
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		1,833	24	0	24
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		4,051	54	0	54
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	35	0	35
CDX.IG-10 5-Year Index 30-100%	GST	0.460%	06/20/2013		5,690	39	0	39

						$18,171	$28,097	$(9,926)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	124,100	$416	$(161)	$577
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		24,900	109	(106)	215
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		49,100	709	(17)	726
Pay	1-Year BRL-CDI	10.570%	01/02/2012	UAG	BRL	4,600	(38)	(83)	45
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS		3,200	13	0	13

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.830%	01/02/2012	BRC	BRL	900	$7	$2	$5
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		1,100	12	5	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		20,800	444	0	444
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		24,000	737	(160)	897
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,200	73	8	65
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		10,000	6	(8)	14
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		22,900	17	(11)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		12,900	22	0	22
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		14,100	97	(27)	124
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		8,700	75	0	75
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		18,300	299	1	298
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		12,900	197	(9)	206
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		75,300	1,266	20	1,246
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		81,200	1,365	47	1,318
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		79,800	1,289	124	1,165
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		32,100	519	0	519
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		19,300	328	(28)	356
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		6,800	87	7	80
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		6,100	77	7	70
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		11,600	206	18	188
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	114	22	92
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		5,600	107	14	93
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	1,243	192	1,051
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	1,809	(53)	1,862
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		36,100	807	169	638
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		16,900	211	8	203
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		31,700	634	69	565
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		35,500	455	27	428
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		35,400	753	123	630
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		52,900	1,258	80	1,178
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		13,200	7	(38)	45
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		48,200	48	(95)	143
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		31,000	87	(36)	123
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		5,900	20	4	16
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		6,500	24	0	24
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		3,000	14	4	10
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		12,000	121	(6)	127
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		12,500	134	6	128
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		21,100	243	0	243
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		29,500	480	(1)	481
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		6,500	133	29	104
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		6,100	138	0	138
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	315	(3)	318
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		6,200	156	17	139
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		75,100	2,203	155	2,048
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		39,600	1,179	59	1,120
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		28,600	532	(19)	551
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		32,800	1,029	228	801
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	1,061	0	1,061
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GLM	$	4,200	(1,454)	84	(1,538)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBC		86,700	(29,994)	2,107	(32,101)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	BRC	AUD	2,600	(9)	(3)	(6)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	DUB		3,900	(13)	(2)	(11)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	CBK		5,200	157	39	118
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	DUB		2,600	79	21	58
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	GLM		56,800	1,720	216	1,504
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	RYL		5,200	158	42	116
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	CBK		14,800	742	(106)	848
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	BRC	EUR	6,700	277	(112)	389
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	BRC		22,700	1,749	210	1,539
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BRC		44,500	6,053	238	5,815
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	32,100	3,020	11	3,009
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		88,400	8,318	50	8,268
Pay	6-Month GBP-LIBOR	3.250%	06/20/2042	HUS		3,900	250	(27)	277
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	29,500	(16)	15	(31)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		464,500	(264)	176	(440)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	30,400	$(17)	$6	$(23)
Pay	28-Day MXN TIIE	6.350%	06/02/2021	MYC		28,000	(53)	7	(60)

							$14,350	$3,556	$10,794

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	120,200	$474	$655

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	1,116	$889	$(89)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$(105)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		633,600	2,975	(860)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	(160)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		240,400	481	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	(74)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	(32)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		43,600	196	(154)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(534)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	(30)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	(16)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		302,400	839	(1,066)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	(141)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	(3)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	(2)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	(4)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		35,100	361	(176)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	(4)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	(7)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		39,300	472	(257)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	(10)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		201,200	3,471	(1,317)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		179,400	2,474	(1,175)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		19,800	252	(130)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		162,800	2,259	(1,066)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	0

								$30,052	$(7,348)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	13,700	$ 116	$(52)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		32,900	293	(131)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		14,800	191	(62)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,900	37	(22)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		15,400	151	(74)

							$ 788	$(341)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283
Sales	5,975	5,328,700		0	28,641
Closing Buys	(8,067)	(3,942,000)		(2,000)	(19,515)
Expirations	0	(5,900)		0	(24)
Exercised	(12)	(125,900)		0	(656)

Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,039	$3,338	0.04%

(m)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	12/01/2042	$9,000	$9,728	$(9,802)
Fannie Mae	6.000%	01/01/2042	17,000	18,546	(18,721)

				$28,274	$(28,523)

(n)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,700	01/2012	FBL	$0	$(42)	$(42)
Sell		1,800	01/2012	HUS	0	(28)	(28)
Sell		15,195	02/2012	CBK	14	(231)	(217)
Sell		34,253	02/2012	JPM	0	(1,179)	(1,179)
Buy	BRL	13,003	01/2012	HUS	39	0	39
Sell		13,003	01/2012	HUS	109	0	109
Buy		153,465	01/2012	JPM	463	0	463
Sell		153,465	01/2012	JPM	682	(84)	598
Buy		229,673	01/2012	MSC	27	(5,815)	(5,788)
Sell		229,673	01/2012	MSC	10	(697)	(687)
Buy		45,393	01/2012	UAG	137	0	137
Sell		45,393	01/2012	UAG	328	(40)	288
Buy		130,476	03/2012	JPM	44	0	44
Sell	CAD	21,750	02/2012	BRC	20	(160)	(140)
Sell		17,884	02/2012	CBK	0	(209)	(209)
Sell		157,467	02/2012	DUB	0	(326)	(326)
Sell		1,441	02/2012	GST	0	(15)	(15)
Buy		2,793	02/2012	JPM	24	0	24
Sell		32,912	02/2012	JPM	26	(184)	(158)
Sell		8,130	02/2012	MSC	0	(65)	(65)
Sell		13,944	02/2012	RBC	3	(122)	(119)
Sell		3,357	02/2012	UAG	0	(45)	(45)
Buy	CNY	50,000	02/2012	BRC	72	0	72
Buy		11,567	02/2012	HUS	26	0	26
Buy		181,109	06/2012	BRC	163	0	163
Sell		14,092	06/2012	BRC	0	(15)	(15)
Buy		38,889	06/2012	CBK	24	(13)	11
Buy		29,986	06/2012	DUB	0	(37)	(37)
Sell		8,303	06/2012	FBL	0	(5)	(5)
Buy		144,390	06/2012	HUS	92	0	92
Sell		15,872	06/2012	HUS	5	0	5
Buy		135,743	06/2012	JPM	88	(54)	34
Sell		31,308	06/2012	JPM	0	(20)	(20)
Buy		21,678	06/2012	MSC	7	0	7
Buy		11,540	06/2012	RYL	14	0	14
Sell		10,875	06/2012	UAG	0	(9)	(9)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	188,693	10/2012	GST	$0	$(84)	$(84)
Buy		94,680	02/2013	UAG	0	(178)	(178)
Buy	EUR	71,097	01/2012	BRC	0	(1,707)	(1,707)
Sell		178,987	01/2012	BRC	11,737	0	11,737
Buy		90,257	01/2012	CBK	0	(1,535)	(1,535)
Sell		15,476	01/2012	CBK	115	0	115
Buy		9,616	01/2012	DUB	0	(508)	(508)
Sell		178,176	01/2012	DUB	14,010	0	14,010
Sell		189,419	01/2012	FBL	7,893	0	7,893
Sell		9,763	01/2012	GST	135	0	135
Buy		26,706	01/2012	JPM	0	(763)	(763)
Sell		29,020	01/2012	JPM	1,591	0	1,591
Buy		1,564	01/2012	MSC	4	0	4
Sell		11,831	01/2012	MSC	171	0	171
Buy		1,091	01/2012	RBC	0	(69)	(69)
Sell		35,276	01/2012	RBC	1,100	0	1,100
Buy		43,032	01/2012	UAG	0	(798)	(798)
Sell		24,490	01/2012	UAG	1,156	0	1,156
Sell		58,845	02/2012	BRC	733	0	733
Sell		83,355	02/2012	CBK	1,004	0	1,004
Sell		12,357	02/2012	JPM	128	0	128
Sell		34,862	02/2012	UAG	345	0	345
Sell	GBP	13,564	01/2012	BRC	205	0	205
Buy		14,629	01/2012	CBK	1	(2)	(1)
Sell		9,000	01/2012	DUB	0	(2)	(2)
Sell		54,335	01/2012	GST	633	0	633
Buy		5,918	01/2012	JPM	0	(62)	(62)
Buy		56,353	01/2012	RBC	0	(733)	(733)
Sell		1	01/2012	RBC	0	0	0
Sell		2,211	02/2012	BRC	0	(32)	(32)
Sell		1,920	02/2012	CBK	0	(7)	(7)
Sell		56,353	02/2012	RBC	732	0	732
Sell	IDR	64,587,000	01/2012	BRC	179	0	179
Buy		30,000,000	01/2012	CBK	0	(62)	(62)
Buy		56,173,390	01/2012	JPM	0	(209)	(209)
Sell		72,686,500	01/2012	MSC	154	0	154
Sell		44,826,000	01/2012	UAG	94	0	94
Sell		13,901,000	07/2012	BRC	18	0	18
Sell		1,279,425	07/2012	GST	2	0	2
Buy		199,936,535	07/2012	HUS	0	(941)	(941)
Sell		88,830,000	07/2012	HUS	127	0	127
Sell	INR	229,140	07/2012	DUB	362	0	362
Sell		908,354	07/2012	JPM	1,415	0	1,415
Buy		1,137,494	07/2012	UAG	0	(4,047)	(4,047)
Sell	KRW	48,974,898	02/2012	CBK	1,531	0	1,531
Sell		1,651,000	02/2012	GST	41	0	41
Sell		4,183,000	02/2012	JPM	82	0	82
Sell		1,675,000	02/2012	MSC	31	0	31
Buy		56,483,898	02/2012	UAG	0	(4,418)	(4,418)
Buy	MXN	7,665	03/2012	BRC	0	(2)	(2)
Sell		335,490	03/2012	CBK	681	0	681
Buy		59,604	03/2012	HUS	2	(117)	(115)
Sell		79,771	03/2012	HUS	316	0	316
Sell		82,900	03/2012	MSC	293	0	293
Sell		134,861	03/2012	UAG	491	0	491
Sell	MYR	41,207	04/2012	CBK	386	0	386
Buy		41,207	04/2012	UAG	0	(640)	(640)
Sell	PHP	919,302	03/2012	BRC	524	0	524
Buy		265,500	03/2012	CBK	0	(64)	(64)
Sell		33,000	03/2012	CBK	0	(10)	(10)
Sell		64,275	03/2012	GST	34	0	34
Buy		60,000	03/2012	HUS	0	(10)	(10)
Buy		942,164	03/2012	JPM	0	(192)	(192)
Sell		316,683	03/2012	JPM	23	(46)	(23)
Buy		65,597	03/2012	MSC	0	(10)	(10)
Sell	SGD	15,224	02/2012	CBK	179	0	179
Buy	TWD	49,903	01/2012	BRC	0	(94)	(94)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	54,392	01/2012	BRC	$0	$(20)	$(20)
Buy		30,000	01/2012	GST	0	(55)	(55)
Buy		30,000	01/2012	HUS	0	(55)	(55)
Buy		30,000	01/2012	JPM	0	(54)	(54)
Sell		85,511	01/2012	MSC	0	(24)	(24)
Sell	ZAR	2,421	01/2012	BRC	1	0	1
Buy		16,721	01/2012	JPM	0	(229)	(229)
Sell		14,300	01/2012	JPM	14	0	14

					$51,090	$(27,174)	$23,916

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$24,613	$0	$24,613
Corporate Bonds & Notes
Banking & Finance	0	2,289,623	7,594	2,297,217
Industrials	0	601,540	0	601,540
Utilities	0	137,376	0	137,376
Municipal Bonds & Notes
California	0	165,191	0	165,191
Colorado	0	4,004	0	4,004
Connecticut	0	21,195	0	21,195
Florida	0	5,217	0	5,217
Illinois	0	12,594	0	12,594
Iowa	0	796	0	796
Nebraska	0	7,449	0	7,449
Nevada	0	5,160	0	5,160
New Jersey	0	53,151	0	53,151
New York	0	44,389	0	44,389
Ohio	0	11,011	0	11,011
Texas	0	36,123	0	36,123
U.S. Government Agencies	0	3,871,888	39	3,871,927
U.S. Treasury Obligations	0	2,163,420	0	2,163,420
Mortgage-Backed Securities	0	475,607	1,033	476,640
Asset-Backed Securities	0	144,821	38,051	182,872
Sovereign Issues	0	482,010	0	482,010
Preferred Securities
Banking & Finance	0	1,456	9,305	10,761
Short-Term Instruments
Certificates of Deposit	0	185,645	0	185,645

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Commercial Paper	$0	$79,482	$0	$79,482
Repurchase Agreements	0	21,438	0	21,438
U.S. Treasury Bills	0	35,318	0	35,318
PIMCO Short-Term Floating NAV Portfolio	267,620	0	0	267,620
Purchased Options
Interest Rate Contracts	0	655	0	655
	$267,620	$10,881,172	$56,022	$11,204,814

Short Sales, at value	$0	$(28,523)	$0	$(28,523)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,752	0	2,752
Foreign Exchange Contracts	0	51,090	0	51,090
Interest Rate Contracts	21,519	56,366	0	77,885
	$21,519	$110,208	$0	$131,727

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(26,886)	0	(26,886)
Foreign Exchange Contracts	0	(27,174)	0	(27,174)
Interest Rate Contracts	0	(57,533)	(341)	(57,874)
	$0	$(111,593)	$(341)	$(111,934)

Totals	$289,139	$10,851,264	$55,681	$11,196,084

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,210	$7,751	$(2,200)	$(41)	$0	$(362)	$0	$(764)	$7,594	$(115)
Industrials	591	0	(594)	0	129	(126)	0	0	0	0
U.S. Government Agencies	42	0	(3)	0	0	0	0	0	39	0
Mortgage-Backed Securities	0	1,090	0	2	0	(59)	0	0	1,033	(59)
Asset-Backed Securities	43,801	29,308	(16,182)	123	95	(2,305)	0	(16,789)	38,051	(2,305)
Preferred Securities
Banking & Finance	9,459	0	0	0	0	(154)	0	0	9,305	(154)
Short-Term Instruments
Short-Term Notes	9,942	0	(10,200)	254	0	4	0	0	0	0
	$67,045	$38,149	$(29,179)	$338	$224	$(3,002)	$0	$(17,553)	$56,022	$(2,633)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(6,469)	$0	$0	$0	$3,684	$2,444	$0	$0	$(341)	$485

Totals	$60,576	$38,149	$(29,179)	$338	$3,908	$(558)	$0	$(17,553)	$55,681	$(2,148)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$655	$655
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	6,894	6,894
Unrealized appreciation on foreign currency contracts	0	0	0	51,090	0	51,090
Unrealized appreciation on OTC swap agreements	0	2,752	0	0	45,004	47,756

	$0	$2,752	$0	$51,090	$52,553	$106,395

Liabilities:
Written options outstanding	$0	$0	$0	$0	$7,778	$7,778
Variation margin payable on financial derivative instruments (2)	0	0	0	0	250	250
Unrealized depreciation on foreign currency contracts	0	0	0	27,174	0	27,174
Unrealized depreciation on OTC swap agreements	0	26,886	0	0	34,210	61,096

	$0	$26,886	$0	$27,174	$42,238	$96,298

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$28,852	$0	$8,078	$(26,244)	$10,686
Net realized gain on foreign currency transactions	0	0	0	37,685	0	37,685

	$0	$28,852	$0	$45,763	$(26,244)	$48,371

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$181	$181
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(40,962)	0	0	57,709	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	6,671	0	6,671

	$0	$(40,962)	$0	$6,671	$57,890	$23,599

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $21,519 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(4,524) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,793)	$4,337	$544
BPS	2,229	(2,390)	(161)
BRC	27,789	(28,500)	(711)
CBK	326	425	751
DUB	11,032	(11,640)	(608)
FBF	936	(1,070)	(134)
FBL	7,846	(7,800)	46
GLM	2,679	(2,300)	379
GST	(3,843)	3,230	(613)
HUS	14,144	(14,270)	(126)
JPM	3,555	(3,770)	(215)
MSC	(5,914)	3,903	(2,011)
MYC	4,800	(5,535)	(735)
RBC	(26,126)	25,807	(319)
RYL	(4,244)	4,751	507
SOG	214	(160)	54
UAG	(7,473)	6,353	(1,120)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

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Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(g) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency

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Notes to Financial Statements (Cont.)

contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

DECEMBER 31, 2011	ANNUAL REPORT	33

Notes to Financial Statements (Cont.)

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee

34	PIMCO VARIABLE INSURANCE TRUST

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appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$483,542	$99,574

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$1,967,786	$2,581,537	$(4,281,400)	$(664)	$361	$267,620	$5,536

DECEMBER 31, 2011	ANNUAL REPORT	35

Notes to Financial Statements (Cont.)

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,880,383	$31,385,905	$3,471,548	$2,192,931

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,894	$54,682	8,789	$100,305
Administrative Class	170,336	1,902,763	236,850	2,659,174
Advisor Class	58,223	650,884	37,928	428,938
Issued as reinvestment of distributions
Institutional Class	915	10,148	1,389	15,471
Administrative Class	27,697	307,234	33,577	374,028
Advisor Class	3,266	36,176	2,227	24,785
Cost of shares redeemed
Institutional Class	(7,911)	(88,246)	(8,872)	(98,978)
Administrative Class	(149,557)	(1,669,759)	(129,418)	(1,456,314)
Advisor Class	(13,509)	(151,255)	(8,087)	(91,444)
Net increase resulting from Portfolio share transactions	94,354	$1,052,627	174,383	$1,955,965

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 30% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$182,710	$5,789	$104,627	$(18,826)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$11,105,206	$280,851	$(181,244)	$99,608

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$279,884	$73,676	$—
12/31/2010	$400,288	$13,999	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

DECEMBER 31, 2011	ANNUAL REPORT	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.19%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	41

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT69AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Total Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	34.5%
Corporate Bonds & Notes	27.1%
U.S. Treasury Obligations	19.3%
Short-Term Instruments	5.3%
Sovereign Issues	4.3%
Other	9.5%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011

	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Total Return Portfolio Institutional Class	3.76%	7.96%	6.56%	7.00%
Barclays Capital U.S. Aggregate Index±	7.84%	6.50%	5.78%	6.41%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,007.60	$1,022.63
Expenses Paid During Period*	$2.58	$2.60
Net Annualized Expense Ratio	0.51%	0.51%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Tactical duration (or sensitivity to changes in market interest rates) positioning in the U.S. detracted from returns as the ten-year U.S. Treasury yield fell during the reporting period.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to returns as this sector outperformed like-duration U.S. Treasuries in the fourth quarter of the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high yield bonds detracted from performance as the Barclays Capital U.S. Corporate High Yield Index underperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure in core European countries, partially implemented via interest rate swaps, added to performance as the ten-year German Bund yield fell during the reporting period.

»	Exposure to a basket of currencies, with an emphasis on emerging market currencies, detracted from performance as most of these currencies depreciated relative to the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Institutional Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income (a)	0.27	0.25	0.50	0.48	0.50
Net realized/unrealized gain	0.14	0.64	0.93	0.02	0.37
Total income from investment operations	0.41	0.89	1.43	0.50	0.87
Dividends from net investment income	(0.31)	(0.29)	(0.58)	(0.48)	(0.50)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.47)	(0.63)	(0.92)	(0.68)	(0.50)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.76%	8.27%	14.21%	4.95%	8.90%
Net assets end of year (000s)	$235,409	$259,876	$239,670	$156,745	$207,312
Ratio of expenses to average net assets	0.50%	0.50%	0.59%	0.73%	0.68%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.46%	2.24%	4.63%	4.52%	4.93%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$10,915,756
Investments in Affiliates, at value	267,620
Repurchase agreements, at value	21,438
Cash	336
Foreign currency, at value	11,802
Receivable for investments sold	157,183
Receivable for investments in Affiliates sold	277,200
Receivable for Portfolio shares sold	8,127
Interest and dividends receivable	70,611
Dividends receivable from Affiliates	71
Variation margin receivable on financial derivative instruments	6,894
OTC swap premiums paid	35,618
Unrealized appreciation on foreign currency contracts	51,090
Unrealized appreciation on OTC swap agreements	47,756
11,871,502

Liabilities:
Payable for investments purchased	$2,404,567
Payable for investments in Affiliates purchased	71
Payable for investments purchased on a delayed-delivery basis	138,324
Payable for short sales	28,523
Deposits from counterparty	87,981
Payable for Portfolio shares redeemed	9,675
Written options outstanding	7,778
Accrued investment advisory fees	2,015
Accrued supervisory and administrative fees	2,015
Accrued distribution fees	481
Accrued servicing fees	629
Variation margin payable on financial derivative instruments	250
OTC swap premiums received	15,003
Unrealized depreciation on foreign currency contracts	27,174
Unrealized depreciation on OTC swap agreements	61,096
Other liabilities	14
2,785,596

Net Assets	$9,085,906

Net Assets Consist of:
Paid in capital	$8,811,605
Undistributed net investment income	144,786
Accumulated undistributed net realized (loss)	(30,565)
Net unrealized appreciation	160,080
$9,085,906

Net Assets:
Institutional Class	$235,409
Administrative Class	7,759,038
Advisor Class	1,091,459

Shares Issued and Outstanding:
Institutional Class	21,362
Administrative Class	704,074
Advisor Class	99,042

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.02
Administrative Class	11.02
Advisor Class	11.02

Cost of Investments	$10,806,438
Cost of Investments in Affiliates	$267,581
Cost of Repurchase Agreements	$21,438
Cost of Foreign Currency Held	$11,812
Proceeds Received on Short Sales	$28,274
Premiums Received on Written Options	$31,729

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$248,558
Dividends	230
Dividends from Affiliate investments	5,536
Miscellaneous income	5
Total Income	254,329

Expenses:
Investment advisory fees	21,371
Supervisory and administrative fees	21,371
Servicing fees – Administrative Class	11,227
Distribution and/or servicing fees – Advisor Class	2,053
Trustees’ fees	128
Interest expense	157
Miscellaneous expense	7
Total Expenses	56,314

Net Investment Income	198,015

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	45,124
Net realized (loss) on Affiliate investments	(664)
Net realized gain on futures contracts, written options and swaps	10,686
Net realized gain on foreign currency transactions	36,163
Net change in unrealized (depreciation) on investments	(11,933)
Net change in unrealized appreciation on Affiliate investments	361
Net change in unrealized appreciation on futures contracts, written options and swaps	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,985
Net Gain	102,469

Net Increase in Net Assets Resulting from Operations	$300,484

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$198,015	$151,193
Net realized gain	91,973	302,285
Net realized gain (loss) on Affiliate investments	(664)	710
Net change in unrealized appreciation	10,799	79,316
Net change in unrealized appreciation (depreciation) on Affiliate investments	361	(13)
Net increase resulting from operations	300,484	533,491

Distributions to Shareholders:
From net investment income
Institutional Class	(6,737)	(6,743)
Administrative Class	(196,944)	(159,949)
Advisor Class	(20,996)	(8,593)
From net realized capital gains
Institutional Class	(3,411)	(8,728)
Administrative Class	(110,292)	(214,082)
Advisor Class	(15,180)	(16,192)

Total Distributions	(353,560)	(414,287)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,052,627	1,955,965

Total Increase in Net Assets	999,551	2,075,169

Net Assets:
Beginning of year	8,086,355	6,011,186
End of year*	$9,085,906	$8,086,355

*Including undistributed net investment income of:	$144,786	$73,480

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
HCA, Inc.
3.829% due 03/31/2017		$4,400	$4,185
Petroleum Export V Ltd.
3.563% due 12/07/2012		4,383	4,364
Springleaf Finance Corp.
5.500% due 05/10/2017		15,700	13,703
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		3,709	2,361

Total Bank Loan Obligations (Cost $27,655)			24,613

CORPORATE BONDS & NOTES 33.4%

BANKING & FINANCE 25.3%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,127
Ally Financial, Inc.
3.649% due 02/11/2014		6,100	5,796
3.963% due 06/20/2014		500	470
4.500% due 02/11/2014		500	484
6.750% due 12/01/2014		200	202
6.875% due 08/28/2012		5,700	5,785
7.000% due 02/01/2012		2,300	2,311
7.500% due 09/15/2020		900	912
8.300% due 02/12/2015		11,100	11,738
American Express Bank FSB
0.426% due 06/12/2012		500	499
6.000% due 09/13/2017		3,900	4,425
American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,146
6.000% due 09/13/2017		3,900	4,417
American Express Co.
7.000% due 03/19/2018		200	242
American Express Credit Corp.
5.875% due 05/02/2013		700	736
6.625% due 09/24/2012	GBP	4,100	6,553
American General Institutional Capital
7.570% due 12/01/2045		$10,000	9,043
8.125% due 03/15/2046		3,200	2,912
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,664
4.950% due 03/20/2012		$1,800	1,784
5.050% due 10/01/2015		12,500	12,117
5.450% due 05/18/2017		1,100	1,054
5.600% due 10/18/2016		6,100	5,887
5.850% due 01/16/2018		31,900	31,269
6.250% due 03/15/2087		2,100	1,530
6.400% due 12/15/2020		3,300	3,335
8.000% due 05/22/2068	EUR	12,900	13,440
8.175% due 05/15/2068		$3,000	2,700
8.250% due 08/15/2018		12,600	13,368
ANZ National International Ltd.
6.200% due 07/19/2013		12,600	13,376
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013		16,400	16,448
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
3.359% due 07/02/2014		7,600	7,594
Banco Santander Brasil S.A.
2.659% due 03/18/2014		1,000	953
4.250% due 01/14/2016		1,800	1,719
4.500% due 04/06/2015		13,100	12,773
Banco Santander Chile
1.659% due 04/20/2012		11,600	11,605
Bank of America Corp.
0.787% due 08/15/2016		2,800	2,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.848% due 01/30/2014		$30,400	$27,462
6.000% due 09/01/2017		7,000	6,846
6.500% due 08/01/2016		32,700	32,970
Bank of America N.A.
6.000% due 10/15/2036		2,100	1,749
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,183
Bank of Montreal
2.850% due 06/09/2015		7,200	7,471
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,199
Banque PSA Finance S.A.
2.481% due 04/04/2014		12,100	11,212
Barclays Bank PLC
1.677% due 05/30/2017	EUR	2,400	2,873
5.450% due 09/12/2012		$40,000	40,872
6.000% due 01/23/2018	EUR	15,000	17,516
6.050% due 12/04/2017		$1,800	1,636
10.179% due 06/12/2021		2,080	2,209
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,152
6.500% due 03/10/2021		6,400	6,200
7.250% due 04/22/2020		6,400	6,432
BBVA U.S. Senior S.A.U.
2.586% due 05/16/2014		39,700	36,920
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,216
BNP Paribas S.A.
0.791% due 04/08/2013		7,100	6,678
1.291% due 01/10/2014		21,100	19,471
5.186% due 06/29/2049		15,600	10,452
BPCE S.A.
2.375% due 10/04/2013		2,100	2,035
BRFkredit A/S
0.653% due 04/15/2013		21,800	21,812
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,203
Citigroup Capital XXI
8.300% due 12/21/2077		19,500	19,524
Citigroup, Inc.
0.810% due 06/09/2016		13,100	10,240
1.307% due 02/15/2013		13,600	13,351
1.848% due 01/13/2014		13,400	13,039
2.453% due 08/13/2013		5,900	5,794
4.875% due 05/07/2015		6,100	6,031
5.300% due 10/17/2012		2,200	2,236
5.365% due 03/06/2036 (l)	CAD	4,700	3,338
5.500% due 08/27/2012		$5,500	5,590
5.500% due 04/11/2013		40,900	41,773
5.625% due 08/27/2012		4,400	4,467
5.850% due 07/02/2013		1,400	1,440
6.000% due 02/21/2012		3,789	3,810
6.125% due 05/15/2018		3,000	3,196
6.125% due 08/25/2036		6,000	5,197
8.500% due 05/22/2019		2,100	2,475
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	15,700	17,434
11.000% due 12/29/2049		$975	1,146
Countrywide Financial Corp.
5.800% due 06/07/2012		20,200	20,245
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		31,000	29,805
Credit Agricole S.A.
1.862% due 01/21/2014		26,400	24,416
8.375% due 10/29/2049		2,700	2,038

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
2.200% due 01/14/2014		$4,800	$4,750
DBS Bank Ltd.
0.681% due 05/16/2017		1,000	983
Deutsche Bank AG
6.000% due 09/01/2017		24,100	26,954
Dexia Credit Local
0.927% due 03/05/2013		48,000	45,452
Dexia Credit Local S.A.
0.908% due 04/29/2014		21,700	19,700
European Investment Bank
3.625% due 01/15/2021	EUR	800	1,090
4.625% due 04/15/2020		800	1,171
FCE Bank PLC
7.125% due 01/16/2012		5,100	6,647
7.125% due 01/15/2013		700	929
Fifth Third Bancorp
0.983% due 12/20/2016		$4,700	4,147
FIH Erhvervsbank A/S
0.912% due 06/13/2013		76,000	75,960
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,566
7.000% due 10/01/2013		500	531
7.000% due 04/15/2015		7,500	8,081
7.500% due 08/01/2012		17,500	18,073
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	569
8.700% due 10/01/2014		3,600	4,029
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,287
General Electric Capital Corp.
5.500% due 09/15/2067		24,100	24,641
5.875% due 01/14/2038		$8,100	8,597
6.375% due 11/15/2067		14,800	14,615
6.875% due 01/10/2039		53,600	64,318
Goldman Sachs Group, Inc.
1.817% due 05/23/2016	EUR	3,600	3,895
1.884% due 02/04/2013		1,400	1,739
1.940% due 01/30/2017		4,400	4,623
4.375% due 03/16/2017		9,000	10,981
4.500% due 05/09/2016		1,000	1,236
5.250% due 07/27/2021		$23,400	22,861
5.950% due 01/18/2018		17,300	17,737
6.125% due 02/14/2017	GBP	1,300	2,064
6.250% due 09/01/2017		$14,900	15,599
6.375% due 05/02/2018	EUR	5,000	6,671
6.750% due 10/01/2037		$3,300	3,075
Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,192
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,858
HSBC Finance Corp.
1.807% due 04/05/2013	EUR	4,300	5,384
6.676% due 01/15/2021		$20,800	21,545
HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,476
6.500% due 09/15/2037		2,900	2,867
7.625% due 05/17/2032		1,700	1,718
ING Bank NV
1.379% due 03/30/2012		57,400	57,265
1.940% due 06/09/2014		7,200	6,901
2.000% due 10/18/2013		2,700	2,639
2.650% due 01/14/2013		1,300	1,303
International Lease Finance Corp.
4.750% due 01/13/2012		1,900	1,902
5.000% due 09/15/2012		2,600	2,600

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 01/10/2013		$2,680	$2,667
5.400% due 02/15/2012		16,152	16,192
5.750% due 05/15/2016		1,900	1,764
5.875% due 05/01/2013		1,000	990
6.375% due 03/25/2013		2,580	2,580
6.750% due 09/01/2016		4,500	4,635
Intesa Sanpaolo SpA
2.906% due 02/24/2014		11,600	10,219
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,753
JPMorgan Chase & Co.
1.296% due 05/02/2014		75,100	72,934
1.654% due 09/26/2013	EUR	900	1,138
6.000% due 01/15/2018		$3,900	4,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,850
JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,212
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,424
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	12,500	16,542
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	115
7.869% due 08/25/2020		200	231
7.875% due 11/01/2020		$4,800	3,686
8.000% due 12/29/2049		6,000	4,380
8.500% due 12/29/2049		1,100	765
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	950	332
5.625% due 01/24/2013 ^		$3,800	1,017
6.875% due 05/02/2018 ^		3,200	864
Lloyds TSB Bank PLC
2.766% due 01/24/2014		6,300	5,963
4.875% due 01/21/2016		6,200	6,049
5.800% due 01/13/2020		21,500	20,437
12.000% due 12/29/2049		32,700	29,998
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,998
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,270
7.750% due 10/17/2016		3,405	3,835
7.750% due 01/20/2020		3,100	3,615
8.000% due 08/07/2019		5,100	6,018
Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,098
6.875% due 04/25/2018		17,800	17,567
MetLife Institutional Funding II
1.481% due 04/04/2014		10,800	10,783
MetLife, Inc.
6.400% due 12/15/2066		1,700	1,615
Morgan Stanley
1.408% due 04/29/2013		10,100	9,522
1.807% due 03/01/2013	EUR	13,000	15,973
2.953% due 05/14/2013		$23,100	22,190
5.950% due 12/28/2017		10,600	10,114
6.000% due 04/28/2015		38,480	38,581
7.300% due 05/13/2019		1,200	1,224
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	3,500	5,120
National Australia Bank Ltd.
1.111% due 04/11/2014		$44,500	44,082
1.372% due 07/25/2014		5,700	5,667
5.350% due 06/12/2013		6,100	6,373
National Bank of Canada
2.200% due 10/19/2016		2,500	2,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationwide Building Society
6.250% due 02/25/2020		$9,300	$9,239
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,257
Nordea Eiendomskreditt A/S
0.804% due 04/07/2014		20,100	19,498
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,344
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,458
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,206
RCI Banque S.A.
2.261% due 04/11/2014		41,600	39,672
Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,194
Royal Bank of Scotland Group PLC
1.091% due 04/11/2016		100	70
1.181% due 10/14/2016		500	346
1.316% due 09/29/2015		200	144
2.438% due 01/28/2016	EUR	200	187
3.950% due 09/21/2015		$3,200	3,004
6.990% due 10/29/2049		12,000	7,575
7.648% due 08/29/2049		1,500	1,029
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		42,900	42,826
Santander UK PLC
1.806% due 10/10/2017	EUR	28,700	28,274
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$2,400	2,400
5.499% due 07/07/2015		13,100	13,296
SLM Corp.
0.718% due 01/27/2014		1,650	1,492
1.756% due 06/17/2013	EUR	200	247
3.125% due 09/17/2012		5,200	6,651
4.875% due 12/17/2012	GBP	2,800	4,313
5.000% due 10/01/2013		$3,200	3,208
5.000% due 04/15/2015		5,000	4,816
5.125% due 08/27/2012		5,780	5,811
5.375% due 05/15/2014		500	501
6.250% due 01/25/2016		1,900	1,850
8.000% due 03/25/2020		14,500	14,681
8.450% due 06/15/2018		11,300	11,695
Societe Generale S.A.
1.441% due 04/11/2014		2,700	2,381
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,246
4.125% due 11/29/2013		10,000	10,333
SSIF Nevada LP
1.101% due 04/14/2014		$68,400	67,360
State Bank of India
4.500% due 07/27/2015		6,000	5,940
State Street Capital Trust III
5.536% due 01/29/2049		6,800	6,693
State Street Capital Trust IV
1.546% due 06/01/2077		1,000	662
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,461	8,639
Stone Street Trust
5.902% due 12/15/2015		9,500	8,735
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,118
Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,961
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		3,100	2,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.425% due 01/28/2014		$2,400	$2,339
1.595% due 02/23/2012		8,000	8,010
5.750% due 04/25/2018		4,600	4,771
5.875% due 12/20/2017		4,700	4,900
UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	321
USB Capital IX
3.500% due 10/29/2049		9,200	6,427
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,600	2,580
Wachovia Corp.
1.614% due 02/13/2014	EUR	5,200	6,504
5.500% due 05/01/2013		$8,300	8,761
5.750% due 02/01/2018		16,900	19,219
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	35,470	36,147
Westpac Banking Corp.
0.883% due 07/16/2014		$3,000	3,035
1.309% due 03/31/2014		22,200	22,278
3.585% due 08/14/2014		4,900	5,228
Weyerhaeuser Co.
7.375% due 03/15/2032		4,900	5,150
ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,221

			2,297,217

INDUSTRIALS 6.6%
Altria Group, Inc.
7.750% due 02/06/2014		8,680	9,814
9.700% due 11/10/2018		6,400	8,620
Amgen, Inc.
1.875% due 11/15/2014		2,000	2,028
6.150% due 06/01/2018		1,200	1,397
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		32,400	32,480
4.125% due 01/15/2015		21,500	23,200
5.375% due 01/15/2020		21,500	25,249
AstraZeneca PLC
5.900% due 09/15/2017		2,500	3,024
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,707
California Institute of Technology
4.700% due 11/01/2111		1,000	1,010
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,362
Codelco, Inc.
6.150% due 10/24/2036		700	867
Comcast Corp.
5.875% due 02/15/2018		1,700	1,968
6.450% due 03/15/2037		1,700	2,064
CSN Islands XI Corp.
6.875% due 09/21/2019		3,000	3,185
CSN Resources S.A.
6.500% due 07/21/2020		20,600	21,630
Daimler Finance North America LLC
1.742% due 09/13/2013		8,000	7,901
Dolphin Energy Ltd.
5.888% due 06/15/2019		2,529	2,753
Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,381
6.000% due 10/01/2012		5,090	5,287
Ecopetrol S.A.
7.625% due 07/23/2019		4,600	5,589

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
El Paso Corp.
7.800% due 08/01/2031		$900	$1,042
7.875% due 06/15/2012		3,900	3,998
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		1,400	1,266
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,932
6.212% due 11/22/2016		1,200	1,245
7.343% due 04/11/2013		1,700	1,787
8.146% due 04/11/2018		6,700	7,571
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		636	677
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		1,500	1,602
General Mills, Inc.
6.470% due 10/15/2022		61,750	64,260
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,014
Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,087
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,519
HCA, Inc.
6.500% due 02/15/2020		5,600	5,824
7.875% due 02/15/2020		600	651
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,820
International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,910
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		16,100	18,413
Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,088
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,464
6.625% due 08/05/2020		5,000	4,300
6.750% due 01/29/2020		7,100	6,177
Novatek Finance Ltd.
5.326% due 02/03/2016		2,500	2,531
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,386	15,925
Oracle Corp.
5.750% due 04/15/2018		12,900	15,671
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,259
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	242
7.500% due 12/18/2013	GBP	200	334
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,897
Petroleos Mexicanos
5.500% due 01/21/2021		17,200	18,748
6.500% due 06/02/2041		29,000	32,770
PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,697
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	11,060
Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,122
Rohm and Haas Co.
6.000% due 09/15/2017		3,700	4,213
Teva Pharmaceutical Finance Co. BV
1.344% due 11/08/2013		7,000	7,032
Total Capital S.A.
4.450% due 06/24/2020		2,600	2,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Union Pacific Corp.
4.163% due 07/15/2022	$12,075	$13,128
UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,417
Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	2,077
5.625% due 09/15/2019	16,600	18,364
6.250% due 01/23/2017	1,300	1,472
6.875% due 11/21/2036	1,300	1,484
6.875% due 11/10/2039	5,300	6,087
Vivendi S.A.
5.750% due 04/04/2013	14,800	15,469
Volkswagen International Finance NV
1.031% due 10/01/2012	27,500	27,478

		601,540

UTILITIES 1.5%
AES Corp.
7.375% due 07/01/2021	1,500	1,624
AT&T, Inc.
4.950% due 01/15/2013	5,200	5,421
5.500% due 02/01/2018	5,200	6,025
6.300% due 01/15/2038	3,600	4,427
Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,395
Cleco Power LLC
6.000% due 12/01/2040	19,500	23,833
DTE Energy Co.
1.227% due 06/03/2013	4,700	4,697
EDF S.A.
4.600% due 01/27/2020	1,000	1,023
Entergy Corp.
3.625% due 09/15/2015	12,200	12,397
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	700	789
10.500% due 03/25/2014	1,000	1,127
Korea Electric Power Corp.
5.125% due 04/23/2034	90	95
NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	5,861
NRG Energy, Inc.
8.250% due 09/01/2020	6,800	6,868
Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	13,747
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,441
4.750% due 02/16/2021	4,200	4,253
Qwest Corp.
3.796% due 06/15/2013	10,841	10,927
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,782
6.750% due 09/30/2019	2,000	2,375
TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,216
6.625% due 03/20/2017	1,000	1,025
7.875% due 03/13/2018	5,700	6,149
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,584
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,043
Vodafone Group PLC
5.000% due 12/16/2013	3,960	4,252

		137,376

Total Corporate Bonds & Notes (Cost $3,047,144)		3,036,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.8%
Acalanes Union High School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046	$9,300	$829
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,609
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,519
7.043% due 04/01/2050	8,600	11,324
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,574
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	6,124
7.550% due 04/01/2039	2,000	2,447
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,167
7.700% due 11/01/2030	100	114
7.950% due 03/01/2036	29,300	33,161
Fresno County, California Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/15/2024	3,000	1,324
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	914
Los Angeles CA Wastewater System Revenue, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,287
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,686
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,488
7.618% due 08/01/2040	1,800	2,229
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,537
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	12,833
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	10,061
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,430
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	429
7.021% due 08/01/2040	700	749
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	4,185	4,195
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	34,650

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	$1,500	$1,068
5.125% due 06/01/2046	655	436
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,017
6.398% due 05/15/2031	1,200	1,393
6.548% due 05/15/2048	4,700	5,597

		165,191

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	21,195

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,217

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,631
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	2,400	2,496
6.900% due 03/01/2035	1,000	1,065
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	4,300	4,423
Illinois State General Obligation Notes, Series 2011
4.511% due 03/01/2015	1,900	1,979

		12,594

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	850	796

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,449

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,160

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	15,900	15,902
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	35,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	$2,900	$2,092

		53,151

NEW YORK 0.5%
JP Morgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.465% due 06/15/2031	5,130	6,249
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	30,340
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,594
6.282% due 06/15/2042	2,100	2,366
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,840

		44,389

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	5,800	8,101
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	74
6.500% due 06/01/2047	3,600	2,836

		11,011

TEXAS 0.4%
JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.508% due 02/15/2031	3,390	4,223
JP Morgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.454% due 02/01/2027	2,575	3,201
8.538% due 10/01/2031	6,240	7,962
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	17,830
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	2,500	2,907

		36,123

Total Municipal Bonds & Notes (Cost $306,451)		366,280

U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	4,355	4,217
0.544% due 05/25/2037	1,580	1,573
0.604% due 04/25/2037	4,498	4,479
0.644% due 03/25/2044	2,659	2,586
0.704% due 09/25/2035	2,129	2,104
0.744% due 09/25/2035	9,105	9,071
0.994% due 10/25/2037	2,327	2,338
1.194% due 07/25/2039	2,382	2,408
1.418% due 07/01/2044	536	540
1.420% due 06/01/2043	2,225	2,239
1.618% due 09/01/2040	17	17
1.716% due 04/01/2035	1,677	1,739
1.723% due 04/01/2035	2,545	2,640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.183% due 08/01/2035	$1,770	$1,843
2.342% due 11/01/2025	1	1
2.359% due 09/01/2039	29	30
2.381% due 05/25/2035	477	499
2.419% due 01/01/2025	13	14
3.000% due 02/01/2027	12,000	12,358
3.330% due 11/01/2021	1,398	1,484
3.500% due 01/01/2027	44,600	46,649
3.915% due 10/01/2032	735	749
4.000% due 04/01/2023 - 01/01/2042	620,778	652,711
4.111% due 11/01/2035	148	153
4.500% due 04/01/2023 - 01/01/2042	2,003,145	2,132,882
4.527% due 12/01/2036	1,239	1,303
4.699% due 09/01/2034	1,003	1,077
4.973% due 09/01/2035	648	692
5.000% due 04/25/2033 - 01/01/2042	89,293	96,562
5.176% due 08/01/2035	951	1,018
5.500% due 09/01/2017 - 04/01/2040	68,964	75,397
6.000% due 09/01/2016 - 01/01/2039	255,913	282,370
6.500% due 11/01/2034	69	78
7.000% due 04/25/2023 - 06/01/2032	1,272	1,496
Federal Housing Administration
7.430% due 01/25/2023	39	39
Freddie Mac
0.428% due 07/15/2019	2,927	2,922
0.578% due 05/15/2036	2,970	2,969
0.728% due 11/15/2030	16	16
0.778% due 09/15/2030	14	14
0.998% due 05/15/2037	885	887
1.418% due 02/25/2045	407	389
2.516% due 01/01/2028	1	1
2.594% due 07/01/2027	1	1
2.615% due 07/01/2030	1	1
4.000% due 01/01/2042	147,000	154,212
4.500% due 03/01/2029 - 01/01/2042	287,848	305,396
4.875% due 06/13/2018	2,500	3,018
5.500% due 10/01/2034 - 10/01/2038	17,845	19,412
6.000% due 07/01/2016 - 01/01/2042	30,968	34,107
6.500% due 03/01/2013 - 10/01/2037	287	313
7.000% due 06/15/2023	724	828
7.500% due 07/15/2030 - 03/01/2032	140	167
8.500% due 08/01/2024	8	10
Ginnie Mae
0.785% due 09/20/2030	11	11
0.883% due 02/16/2030	123	124
1.750% due 02/20/2032	267	277
2.000% due 07/20/2030	5	5
2.125% due 10/20/2029 - 11/20/2029	121	124
2.375% due 04/20/2026 - 05/20/2030	56	57
6.000% due 12/15/2038 - 11/15/2039	218	247
Small Business Administration
5.130% due 09/01/2023	43	47
6.030% due 02/10/2012	645	649

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.290% due 01/01/2021		$79	$87
7.500% due 04/01/2017		255	280

Total U.S. Government Agencies (Cost $3,795,079)			3,871,927

U.S. TREASURY OBLIGATIONS 23.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(g)(h)		35,361	37,844
1.125% due 01/15/2021 (g)(h)		43,678	48,739
1.250% due 07/15/2020		9,759	11,045
1.750% due 01/15/2028 (e)(g)(h)		64,305	77,362
2.000% due 01/15/2026 (e)(g)		43,121	53,032
2.125% due 02/15/2041		6,824	9,220
2.375% due 01/15/2025		25,825	32,846
2.375% due 01/15/2027		4,154	5,369
2.500% due 01/15/2029 (g)		24,888	33,239
3.375% due 04/15/2032		128	197
3.625% due 04/15/2028		11,759	17,483
3.875% due 04/15/2029		47,241	73,692
U.S. Treasury Notes
0.875% due 12/31/2016 (a)		76,000	76,166
1.375% due 11/30/2018 (h)		257,600	258,526
1.375% due 12/31/2018 (a)		193,600	193,993
1.500% due 08/31/2018		381,400	387,121
2.000% due 11/15/2021		11,800	11,931
2.125% due 08/15/2021		51,600	52,906
2.625% due 08/15/2020 (e)		89,300	96,311
2.625% due 11/15/2020 (h)		97,100	104,519
3.000% due 02/28/2017		900	996
3.125% due 05/15/2021		8,600	9,599
3.375% due 11/15/2019		7,200	8,209
3.500% due 05/15/2020		40,200	46,236
3.625% due 02/15/2020		41,700	48,359
3.625% due 02/15/2021 (e)(g)(h)		403,590	468,480

Total U.S. Treasury Obligations (Cost $2,129,898)			2,163,420

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.294% due 02/25/2045		1,619	1,198
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	2,671	3,447
2.660% due 11/19/2047		65,315	84,447
2.859% due 05/16/2047		11,300	14,514
Banc of America Funding Corp.
2.695% due 05/25/2035		$2,399	2,342
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,006	1,817
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033		2,841	2,383
6.500% due 10/25/2031		253	256
6.500% due 09/25/2033		136	143
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.451% due 01/15/2049		11,600	12,654
5.724% due 02/10/2051		3,200	3,516
5.731% due 05/10/2045		6,400	7,195
BCAP LLC Trust
5.636% due 03/26/2037		1,400	1,033
Bear Stearns Adjustable Rate Mortgage Trust
2.723% due 04/25/2033		390	342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 11/25/2034		$5,581	$4,381
2.819% due 01/25/2035		1,249	1,007
2.821% due 02/25/2033		63	50
2.827% due 07/25/2034		2,000	1,439
2.905% due 01/25/2034		1,001	909
3.079% due 11/25/2030		2	2
3.207% due 11/25/2034		1,488	1,395
5.680% due 02/25/2033		50	47
Bear Stearns Alt-A Trust
2.592% due 05/25/2035		3,960	2,911
2.772% due 09/25/2035		2,396	1,520
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,057
5.471% due 01/12/2045		2,800	3,167
5.700% due 06/11/2050		9,400	10,441
5.703% due 06/11/2050		8,600	9,001
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		4,841	2,847
3.618% due 12/26/2046		2,776	1,647
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		893	734
4.959% due 05/25/2035		3,406	2,882
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,195
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		4,900	5,334
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		3,675	1,873
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		1,131	772
2.745% due 02/20/2035		6,491	4,999
2.751% due 11/25/2034		3,795	2,742
5.750% due 05/25/2033		11	11
Credit Suisse First Boston Mortgage Securities Corp.
4.811% due 06/25/2032		21	17
Credit Suisse Mortgage Capital Certificates
5.661% due 03/15/2039		900	969
European Loan Conduit
1.612% due 05/15/2019	EUR	763	806
Extended Stay America Trust
2.951% due 11/05/2027		$26,067	26,202
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035		125	75
First Horizon Asset Securities, Inc.
2.638% due 10/25/2035		7,962	5,788
First Nationwide Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.385% due 12/20/2054		4,823	4,610
0.892% due 12/20/2054	GBP	4,864	7,154
Granite Mortgages PLC
1.354% due 01/20/2044		803	1,191
1.450% due 09/20/2044		4,141	6,137
1.697% due 09/20/2044	EUR	521	648
1.959% due 01/20/2044		529	662
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$463	426
0.374% due 01/25/2047 ^		402	380
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		2,277	1,817
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	431
5.317% due 06/10/2036		915	977
5.444% due 03/10/2039		4,400	4,782
GS Mortgage Securities Corp.
1.142% due 03/06/2020		6,487	6,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.396% due 08/10/2038		$905	$971
GSR Mortgage Loan Trust
2.685% due 09/25/2035		10,501	9,188
5.093% due 11/25/2035		3,737	3,265
Harborview Mortgage Loan Trust
0.475% due 01/19/2038		8,738	5,079
0.505% due 05/19/2035		823	437
2.768% due 07/19/2035		3,328	2,167
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	6,300	8,128
Indymac ARM Trust
1.785% due 01/25/2032		$3	2
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		12,600	13,309
4.158% due 01/12/2039		5,575	5,747
5.336% due 05/15/2047		6,800	7,240
5.420% due 01/15/2049		20,956	22,747
5.882% due 02/15/2051		2,300	2,509
JPMorgan Mortgage Trust
2.767% due 08/25/2034		15,681	13,343
5.024% due 02/25/2035		1,626	1,583
5.750% due 01/25/2036		2,269	2,090
Merrill Lynch Floating Trust
0.814% due 07/09/2021		12,197	11,308
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		3,236	2,105
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,809
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		529	436
1.270% due 10/25/2035		1,199	953
2.057% due 04/25/2035		14,827	12,755
Morgan Stanley Capital
0.339% due 10/15/2020		643	640
5.610% due 04/15/2049		11,060	11,489
5.809% due 12/12/2049		600	664
5.879% due 06/11/2049		3,100	3,422
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		2,200	2,477
Prime Mortgage Trust
0.694% due 02/25/2019		33	32
0.694% due 02/25/2034		376	350
Residential Funding Mortgage Securities
6.500% due 03/25/2032		270	281
Sovereign Commercial Mortgage Securities Trust
5.893% due 07/22/2030		917	940
Structured Adjustable Rate Mortgage Loan Trust
5.350% due 07/25/2035		893	710
Structured Asset Mortgage Investments, Inc.
0.535% due 07/19/2035		5,140	4,249
0.945% due 09/19/2032		96	79
Structured Asset Securities Corp.
2.223% due 07/25/2032		8	7
2.545% due 02/25/2032		13	12
Suntrust Adjustable Rate Mortgage Loan Trust
5.801% due 02/25/2037		9,430	6,008
Thornburg Mortgage Securities Trust
5.314% due 10/25/2046		18,239	16,551
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		6,676	5,976
0.368% due 09/15/2021		10,584	10,067
5.308% due 11/15/2048		2,000	2,201
WaMu Mortgage Pass-Through Certificates
0.584% due 10/25/2045		872	630
1.408% due 11/25/2042		380	297
1.608% due 08/25/2042		1,003	802

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		$2,308	$2,173
2.666% due 03/25/2036		4,322	3,357
2.948% due 01/25/2035		3,143	2,896

Total Mortgage-Backed Securities (Cost $498,581)			476,640

ASSET-BACKED SECURITIES 2.0%
ACE Securities Corp.
0.344% due 12/25/2036		79	78
Amortizing Residential Collateral Trust
0.834% due 06/25/2032		186	151
Bear Stearns Asset-Backed Securities Trust
0.374% due 10/25/2036		292	270
0.384% due 06/25/2047		794	767
Citibank Omni Master Trust
2.378% due 05/16/2016		44,026	44,300
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		216	132
EMC Mortgage Loan Trust
0.664% due 05/25/2040		313	266
Fremont Home Loan Trust
0.354% due 01/25/2037		196	188
GSPA Monetization Trust
6.422% due 10/09/2029		16,510	14,732
Gulf Stream Compass CLO Ltd.
1.042% due 08/27/2015		1,073	1,059
Hillmark Funding
0.729% due 05/21/2021		24,100	22,017
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		4,578	4,172
JPMorgan Mortgage Acquisition Corp.
0.354% due 03/25/2047		1,927	1,584
Katonah Ltd.
0.911% due 05/18/2015		6,989	6,843
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		156	115
Marathon Financing BV
0.748% due 10/05/2026		1,331	1,302
Nelnet Student Loan Trust
0.630% due 12/22/2016		1,161	1,160
Penta CLO S.A.
1.917% due 06/04/2024	EUR	2,324	2,674
Plymouth Rock CLO Ltd.
1.961% due 02/16/2019		$16,881	16,789
Sagamore CLO Ltd.
0.943% due 10/15/2015		983	961
Securitized Asset-Backed Receivables LLC Trust
0.424% due 05/25/2037 ^		2,589	1,174
Sherwood Castle Funding PLC
1.636% due 03/15/2016	EUR	12,000	14,983
SLM Student Loan Trust
1.686% due 12/15/2023		20,240	23,865
2.928% due 12/16/2019		$1,900	1,934
3.500% due 08/17/2043		5,067	4,996
4.500% due 11/16/2043		5,481	5,202
Structured Asset Securities Corp.
0.874% due 01/25/2033		52	44
Wind River CLO Ltd.
0.889% due 12/19/2016		11,682	11,114

Total Asset-Backed Securities (Cost $195,551)			182,872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.3%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	$2,934
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	148	79
10.000% due 01/01/2014		147	78
10.000% due 01/01/2017		5,752	2,964
Canada Government Bond
2.750% due 09/01/2016	CAD	20,500	21,460
3.250% due 06/01/2021		2,200	2,401
3.750% due 06/01/2019		5,600	6,290
4.250% due 06/01/2018		1,200	1,374
Canada Housing Trust No. 1
2.650% due 03/15/2022		2,600	2,588
3.350% due 12/15/2020		7,100	7,537
3.750% due 03/15/2020		25,100	27,429
3.800% due 06/15/2021		16,800	18,445
Export-Import Bank of China
4.875% due 07/21/2015		$900	972
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	15,100	11,639
4.000% due 01/29/2021		$5,500	5,333
4.125% due 09/09/2015		12,000	12,365
5.125% due 06/29/2020		3,600	3,786
5.875% due 01/14/2015		29,900	32,221
8.125% due 01/21/2014		5,000	5,552
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	13,500	16,505
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (c)		10,565	11,911
2.100% due 09/15/2021 (c)		14,047	13,635
Korea Development Bank
8.000% due 01/23/2014		$3,000	3,303
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,372
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,179
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	29,543
6.050% due 01/11/2040		$4,200	5,156
6.250% due 06/16/2016	MXN	132,000	9,759
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,852
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	600	611
4.300% due 06/18/2042		700	810
Province of Ontario Canada
1.375% due 01/27/2014		$9,100	9,201
1.600% due 09/21/2016		300	299
1.875% due 09/15/2015		1,200	1,224
3.000% due 07/16/2018		2,600	2,739
3.150% due 06/02/2022	CAD	7,200	7,216
4.000% due 06/02/2021		39,400	42,517
4.200% due 03/08/2018		2,100	2,309
4.200% due 06/02/2020		15,100	16,550
4.300% due 03/08/2017		8,400	9,233
4.400% due 06/02/2019		8,000	8,905
4.400% due 04/14/2020		$300	342
4.600% due 06/02/2039	CAD	3,900	4,623
4.700% due 06/02/2037		6,300	7,498
5.500% due 06/02/2018		2,300	2,700
Province of Quebec Canada
3.500% due 07/29/2020		$800	858
3.500% due 12/01/2022	CAD	1,100	1,125
4.250% due 12/01/2021		34,300	37,453

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/01/2016	CAD	300	$332
4.500% due 12/01/2017		4,200	4,676
4.500% due 12/01/2018		5,400	6,026
4.500% due 12/01/2019		1,600	1,785
4.500% due 12/01/2020		2,200	2,449
Russia Government International Bond
3.625% due 04/29/2015		$1,200	1,209
South Africa Government International Bond
5.875% due 05/30/2022		500	578
Spain Government Bond
4.650% due 07/30/2025	EUR	20,700	24,412
4.900% due 07/30/2040		1,000	1,120
United Kingdom Gilt
4.250% due 09/07/2039	GBP	9,700	18,494
4.250% due 12/07/2040		1,600	3,054

Total Sovereign Issues (Cost $488,498)			482,010

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup, Inc.
6.150% due 12/15/2012		203,996	1,456
DG Funding Trust
2.700% due 12/31/2049		1,239	9,305

Total Preferred Securities (Cost $14,548)			10,761

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.890% due 06/10/2013		$41,500	41,446
Banco Bradesco S.A.
1.950% due 01/24/2013		6,100	6,148
Banco do Brasil S.A.
0.000% due 02/15/2012		39,700	39,626
Bank of Nova Scotia
0.700% due 10/18/2012		24,400	24,445
Intesa Sanpaolo SpA
2.375% due 12/21/2012		31,000	28,844
Itau Unibanco Holding S.A.
0.000% due 01/11/2012		17,700	17,678
0.000% due 02/06/2012		27,500	27,458

			185,645

COMMERCIAL PAPER 0.9%
Erste Abwicklungsanstalt
0.356% due 01/11/2012		43,300	43,296
Vodafone Group PLC
0.880% due 01/19/2012		36,200	36,186

			79,482

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.060% due 01/03/2012		17,000	17,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $17,611. Repurchase proceeds are $17,000.)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 01/03/2012	$4,438	$4,438
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.750% due 05/31/2016 valued at $4,528. Repurchase proceeds are $4,438.)

		21,438

U.S. TREASURY BILLS 0.4%
0.039% due 01/19/2012 - 06/28/2012 (b)(e)	35,322	35,318

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 3.0%
	26,721,876	267,620

Total Short-Term Instruments (Cost $591,578)		589,503

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.0%
(Cost $474)	$655

Total Investments 123.3% (Cost $11,095,457)	$11,204,814

Written Options (k) (0.1%) (Premiums $31,729)	(7,778)

Other Assets and Liabilities (Net) (23.2%)	(2,111,130)

Net Assets 100.0%	$9,085,906

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $50,881 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $161,162 at a weighted average interest rate of 0.127%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $24,958 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	249	$118
90-Day Eurodollar December Futures	Long	12/2013	530	165
90-Day Eurodollar June Futures	Long	06/2012	4,140	1,455
90-Day Eurodollar June Futures	Long	06/2013	5,118	5,513
90-Day Eurodollar June Futures	Long	06/2014	434	43
90-Day Eurodollar March Futures	Long	03/2013	7,032	4,137
90-Day Eurodollar March Futures	Long	03/2014	1,290	2,470
90-Day Eurodollar September Futures	Long	09/2013	1,842	2,673
U.S. Treasury 5-Year Note March Futures	Long	03/2012	7,984	2,941
U.S. Treasury 10-Year Note March Futures	Long	03/2012	2,502	2,004

				$21,519

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $40,624 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	$	186,800	$(66,928)	$(15,886)
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	EUR	10,700	1,505	128
Pay	6-Month EUR-EURIBOR	3.650%	09/21/2021		9,700	1,536	330
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022		159,200	1,767	4,768
Pay	6-Month EUR-EURIBOR	2.750%	03/21/2022		143,200	5,854	4,101
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022		98,000	6,925	2,035

						$(49,341)	$(4,524)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	5,100	$139	$143	$(4)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	2.289%		6,000	163	176	(13)

								$302	$319	$(17)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	4.846%	$	10,600	$28	$0	$28
Ally Financial, Inc.	DUB	5.000%	12/20/2016	6.423%		12,200	(620)	(384)	(236)
American International Group, Inc.	UAG	1.000%	12/20/2020	4.832%		100	(22)	(22)	(0)
ArcelorMittal	FBF	1.000%	06/20/2016	5.178%		3,500	(551)	(177)	(374)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.463%		5,300	(75)	(94)	19
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.082%		3,900	(10)	0	(10)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	1.463%		2,600	(37)	(46)	9
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	1.463%		2,600	(36)	(47)	11
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.350%		700	(8)	(6)	(2)
Brazil Government International Bond	BRC	1.000%	12/20/2012	0.764%		7,600	21	12	9
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		2,300	(28)	(20)	(8)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.422%		1,300	(22)	(9)	(13)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.476%		21,600	(432)	(31)	(401)
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.568%		31,000	(819)	(781)	(38)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(13)	(16)	3
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		51,100	(1,024)	(156)	(868)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.306%		6,600	(65)	(70)	5
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.476%		8,100	(163)	(20)	(143)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.306%		8,200	(81)	(209)	128
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.350%		5,500	(67)	(69)	2
Brazil Government International Bond	GST	1.000%	06/20/2015	1.306%		900	(9)	(12)	3
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		3,300	(41)	(33)	(8)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.476%		25,400	(509)	(37)	(472)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		10,900	(109)	(120)	11
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		3,300	(41)	(34)	(7)
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.525%		5,300	(123)	(31)	(92)
Brazil Government International Bond	MYC	1.000%	06/20/2015	1.306%		1,500	(15)	(15)	(0)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		700	(9)	(7)	(2)
China Government International Bond	BPS	1.000%	03/20/2016	1.290%		500	(6)	6	(12)
China Government International Bond	BRC	1.000%	03/20/2016	1.290%		1,000	(11)	12	(23)
China Government International Bond	CBK	1.000%	06/20/2016	1.350%		13,200	(192)	142	(334)
China Government International Bond	DUB	1.000%	06/20/2016	1.350%		6,900	(100)	76	(176)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		2,000	(35)	11	(46)
China Government International Bond	FBF	1.000%	03/20/2015	1.087%		5,000	(11)	24	(35)
China Government International Bond	GST	1.000%	09/20/2016	1.403%		800	(14)	4	(18)
China Government International Bond	JPM	1.000%	06/20/2016	1.350%		5,500	(80)	59	(139)
China Government International Bond	JPM	1.000%	09/20/2016	1.403%		4,300	(76)	25	(101)
China Government International Bond	MYC	1.000%	09/20/2016	1.403%		2,100	(37)	11	(48)
China Government International Bond	RYL	1.000%	06/20/2016	1.350%		5,100	(74)	54	(128)
China Government International Bond	RYL	1.000%	09/20/2016	1.403%		1,400	(25)	10	(35)
China Government International Bond	UAG	1.000%	09/20/2016	1.403%		700	(12)	4	(16)
Citigroup, Inc.	JPM	1.000%	09/20/2012	1.937%		3,600	(23)	(20)	(3)
Credit Agricole S.A.	BOA	1.000%	06/20/2016	5.563%	EUR	6,900	(1,540)	(725)	(815)
Dell, Inc.	GST	1.000%	06/20/2018	1.500%	$	11,200	(329)	(189)	(140)
France Government Bond	BOA	0.250%	03/20/2016	2.031%		11,600	(815)	(371)	(444)
France Government Bond	BRC	0.250%	03/20/2016	2.031%		2,200	(155)	(82)	(73)
France Government Bond	BRC	0.250%	09/20/2016	2.128%		1,300	(106)	(79)	(27)
France Government Bond	DUB	0.250%	03/20/2016	2.031%		1,100	(78)	(45)	(33)
France Government Bond	GST	0.250%	03/20/2016	2.031%		21,500	(1,510)	(649)	(861)
France Government Bond	GST	0.250%	06/20/2016	2.082%		21,200	(1,613)	(554)	(1,059)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		2,300	(188)	(117)	(71)
France Government Bond	MYC	0.250%	03/20/2016	2.031%		700	(49)	(24)	(25)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		3,600	(294)	(170)	(124)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	RYL	0.250%	12/20/2015	1.997%	$	2,100	$(137)	$(42)	$(95)
France Government Bond	RYL	0.250%	03/20/2016	2.031%		50,600	(3,553)	(1,530)	(2,023)
France Government Bond	UAG	0.250%	09/20/2015	1.958%		1,400	(84)	(37)	(47)
France Government Bond	UAG	0.250%	03/20/2016	2.031%		3,000	(210)	(121)	(89)
General Electric Capital Corp.	CBK	3.850%	03/20/2014	1.994%		5,000	209	0	209
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.936%		11,100	624	0	624
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		4,200	(147)	(166)	19
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		8,500	(299)	(335)	36
Indonesia Government International Bond	BOA	1.000%	06/20/2016	1.922%		18,800	(721)	(349)	(372)
Indonesia Government International Bond	BOA	1.000%	09/20/2016	1.997%		700	(31)	(11)	(20)
Indonesia Government International Bond	BOA	1.000%	06/20/2021	2.447%		7,500	(825)	(539)	(286)
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.725%		1,100	(28)	(26)	(2)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.997%		5,300	(231)	(79)	(152)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.997%		2,400	(105)	(38)	(67)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		1,200	(12)	17	(29)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		5,700	(47)	139	(186)
Japan Government International Bond	GST	1.000%	06/20/2016	1.307%		9,400	(121)	96	(217)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		2,500	(25)	22	(47)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	2.874%		500	(36)	(14)	(22)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	2.874%		500	(36)	(15)	(21)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	2.874%		500	(37)	(15)	(22)
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	2.231%		7,900	(538)	(323)	(215)
MetLife, Inc.	BOA	1.000%	09/20/2015	3.006%		7,500	(513)	(492)	(21)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.060%		18,100	(1,345)	(865)	(480)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.060%		6,900	(513)	(251)	(262)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.281%		400	(4)	(6)	2
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.173%		5,500	(28)	(124)	96
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.173%		3,600	(19)	(83)	64
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.281%		1,200	(12)	(18)	6
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		16,600	(238)	(122)	(116)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		40,900	(706)	99	(805)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.364%		1,200	(18)	0	(18)
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.454%		7,100	(143)	(33)	(110)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.281%		5,400	(53)	(63)	10
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.281%		600	(5)	(8)	3
Morgan Stanley	CBK	1.000%	06/20/2013	4.621%		3,500	(176)	(209)	33
NRG Energy, Inc.	GST	5.000%	12/20/2016	6.122%		1,600	(70)	(7)	(63)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.550%		1,000	3	0	3
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.473%		9,000	(485)	(263)	(222)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.859%		3,300	(449)	(128)	(321)
Republic of Italy Government Bond	DUB	1.000%	06/20/2016	4.846%		6,400	(911)	(165)	(746)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.859%		1,100	(150)	(42)	(108)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.846%		2,500	(356)	(49)	(307)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		1,200	(121)	(79)	(42)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		8,200	(870)	(568)	(302)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		1,100	(111)	(73)	(38)
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.441%	EUR	16,900	(169)	(238)	69
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.411%		26,600	(198)	(398)	200
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.872%	$	8,900	52	182	(130)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		10,900	65	189	(124)
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.946%		20,600	62	82	(20)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		2,200	16	42	(26)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.828%		9,700	72	187	(115)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.792%		2,100	18	49	(31)
United Kingdom Gilt	GST	1.000%	12/20/2016	0.946%		55,400	165	189	(24)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		3,800	44	17	27
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		4,900	29	85	(56)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.648%		16,700	193	65	128
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.872%		3,500	21	61	(40)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		4,700	28	81	(53)

							$(25,548)	$(11,357)	$(14,191)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$169	$259	$(90)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		66,000	4,831	8,422	(3,591)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	1,398	2,313	(915)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	73	136	(63)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		38,000	2,782	4,139	(1,357)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	220	345	(125)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	806	1,288	(482)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	578	977	(399)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		9,500	762	1,279	(517)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		23,100	1,854	3,118	(1,264)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,200	818	1,259	(441)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		10,800	867	1,436	(569)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		4,700	377	619	(242)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	80	132	(52)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		4,900	393	637	(244)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		1,900	152	263	(111)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,400	376	466	(90)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		2,500	214	339	(125)
CDX.EM-15 5-Year Index	JPM	5.000%	06/20/2016		4,700	401	620	(219)
CDX.HY-8 5-Year Index 35-100%	CBK	0.350%	06/20/2012		13,941	19	0	19
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	7	0	7
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		3,604	6	0	6
CDX.IG-9 5-Year Index 15-30%	GST	1.120%	12/20/2012		20,100	225	0	225
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	52	0	52
CDX.IG-9 5-Year Index 15-30%	MYC	0.960%	12/20/2012		9,100	87	0	87
CDX.IG-9 5-Year Index 30-100%	BRC	0.750%	12/20/2012		35,590	275	0	275
CDX.IG-9 5-Year Index 30-100%	GST	0.700%	12/20/2012		23,341	168	0	168
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		1,833	24	0	24
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		4,051	54	0	54
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	35	0	35
CDX.IG-10 5-Year Index 30-100%	GST	0.460%	06/20/2013		5,690	39	0	39

						$18,171	$28,097	$(9,926)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	124,100	$416	$(161)	$577
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		24,900	109	(106)	215
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		49,100	709	(17)	726
Pay	1-Year BRL-CDI	10.570%	01/02/2012	UAG	BRL	4,600	(38)	(83)	45
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS		3,200	13	0	13

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.830%	01/02/2012	BRC	BRL	900	$7	$2	$5
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		1,100	12	5	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		20,800	444	0	444
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		24,000	737	(160)	897
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,200	73	8	65
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		10,000	6	(8)	14
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		22,900	17	(11)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		12,900	22	0	22
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		14,100	97	(27)	124
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		8,700	75	0	75
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		18,300	299	1	298
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		12,900	197	(9)	206
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		75,300	1,266	20	1,246
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		81,200	1,365	47	1,318
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		79,800	1,289	124	1,165
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		32,100	519	0	519
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		19,300	328	(28)	356
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		6,800	87	7	80
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		6,100	77	7	70
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		11,600	206	18	188
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	114	22	92
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		5,600	107	14	93
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	1,243	192	1,051
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	1,809	(53)	1,862
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		36,100	807	169	638
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		16,900	211	8	203
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		31,700	634	69	565
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		35,500	455	27	428
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		35,400	753	123	630
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		52,900	1,258	80	1,178
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		13,200	7	(38)	45
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		48,200	48	(95)	143
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		31,000	87	(36)	123
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		5,900	20	4	16
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		6,500	24	0	24
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		3,000	14	4	10
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		12,000	121	(6)	127
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		12,500	134	6	128
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		21,100	243	0	243
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		29,500	480	(1)	481
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		6,500	133	29	104
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		6,100	138	0	138
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	315	(3)	318
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		6,200	156	17	139
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		75,100	2,203	155	2,048
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		39,600	1,179	59	1,120
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		28,600	532	(19)	551
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		32,800	1,029	228	801
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	1,061	0	1,061
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GLM	$	4,200	(1,454)	84	(1,538)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBC		86,700	(29,994)	2,107	(32,101)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	BRC	AUD	2,600	(9)	(3)	(6)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	DUB		3,900	(13)	(2)	(11)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	CBK		5,200	157	39	118
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	DUB		2,600	79	21	58
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	GLM		56,800	1,720	216	1,504
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	RYL		5,200	158	42	116
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	CBK		14,800	742	(106)	848
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	BRC	EUR	6,700	277	(112)	389
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	BRC		22,700	1,749	210	1,539
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BRC		44,500	6,053	238	5,815
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	32,100	3,020	11	3,009
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		88,400	8,318	50	8,268
Pay	6-Month GBP-LIBOR	3.250%	06/20/2042	HUS		3,900	250	(27)	277
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	29,500	(16)	15	(31)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		464,500	(264)	176	(440)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	30,400	$(17)	$6	$(23)
Pay	28-Day MXN TIIE	6.350%	06/02/2021	MYC		28,000	(53)	7	(60)

							$14,350	$3,556	$10,794

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	120,200	$474	$655

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	1,116	$889	$(89)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$(105)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		633,600	2,975	(860)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	(160)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		240,400	481	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	(74)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	(32)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		43,600	196	(154)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(534)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	(30)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	(16)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		302,400	839	(1,066)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	(141)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	(3)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	(2)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	(4)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		35,100	361	(176)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	(4)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	(7)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		39,300	472	(257)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	(10)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		201,200	3,471	(1,317)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		179,400	2,474	(1,175)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		19,800	252	(130)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		162,800	2,259	(1,066)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	0

								$30,052	$(7,348)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	13,700	$ 116	$(52)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		32,900	293	(131)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		14,800	191	(62)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,900	37	(22)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		15,400	151	(74)

							$ 788	$(341)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283
Sales	5,975	5,328,700		0	28,641
Closing Buys	(8,067)	(3,942,000)		(2,000)	(19,515)
Expirations	0	(5,900)		0	(24)
Exercised	(12)	(125,900)		0	(656)

Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,039	$3,338	0.04%

(m)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	12/01/2042	$9,000	$9,728	$(9,802)
Fannie Mae	6.000%	01/01/2042	17,000	18,546	(18,721)

				$28,274	$(28,523)

(n)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,700	01/2012	FBL	$0	$(42)	$(42)
Sell		1,800	01/2012	HUS	0	(28)	(28)
Sell		15,195	02/2012	CBK	14	(231)	(217)
Sell		34,253	02/2012	JPM	0	(1,179)	(1,179)
Buy	BRL	13,003	01/2012	HUS	39	0	39
Sell		13,003	01/2012	HUS	109	0	109
Buy		153,465	01/2012	JPM	463	0	463
Sell		153,465	01/2012	JPM	682	(84)	598
Buy		229,673	01/2012	MSC	27	(5,815)	(5,788)
Sell		229,673	01/2012	MSC	10	(697)	(687)
Buy		45,393	01/2012	UAG	137	0	137
Sell		45,393	01/2012	UAG	328	(40)	288
Buy		130,476	03/2012	JPM	44	0	44
Sell	CAD	21,750	02/2012	BRC	20	(160)	(140)
Sell		17,884	02/2012	CBK	0	(209)	(209)
Sell		157,467	02/2012	DUB	0	(326)	(326)
Sell		1,441	02/2012	GST	0	(15)	(15)
Buy		2,793	02/2012	JPM	24	0	24
Sell		32,912	02/2012	JPM	26	(184)	(158)
Sell		8,130	02/2012	MSC	0	(65)	(65)
Sell		13,944	02/2012	RBC	3	(122)	(119)
Sell		3,357	02/2012	UAG	0	(45)	(45)
Buy	CNY	50,000	02/2012	BRC	72	0	72
Buy		11,567	02/2012	HUS	26	0	26
Buy		181,109	06/2012	BRC	163	0	163
Sell		14,092	06/2012	BRC	0	(15)	(15)
Buy		38,889	06/2012	CBK	24	(13)	11
Buy		29,986	06/2012	DUB	0	(37)	(37)
Sell		8,303	06/2012	FBL	0	(5)	(5)
Buy		144,390	06/2012	HUS	92	0	92
Sell		15,872	06/2012	HUS	5	0	5
Buy		135,743	06/2012	JPM	88	(54)	34
Sell		31,308	06/2012	JPM	0	(20)	(20)
Buy		21,678	06/2012	MSC	7	0	7
Buy		11,540	06/2012	RYL	14	0	14
Sell		10,875	06/2012	UAG	0	(9)	(9)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	188,693	10/2012	GST	$0	$(84)	$(84)
Buy		94,680	02/2013	UAG	0	(178)	(178)
Buy	EUR	71,097	01/2012	BRC	0	(1,707)	(1,707)
Sell		178,987	01/2012	BRC	11,737	0	11,737
Buy		90,257	01/2012	CBK	0	(1,535)	(1,535)
Sell		15,476	01/2012	CBK	115	0	115
Buy		9,616	01/2012	DUB	0	(508)	(508)
Sell		178,176	01/2012	DUB	14,010	0	14,010
Sell		189,419	01/2012	FBL	7,893	0	7,893
Sell		9,763	01/2012	GST	135	0	135
Buy		26,706	01/2012	JPM	0	(763)	(763)
Sell		29,020	01/2012	JPM	1,591	0	1,591
Buy		1,564	01/2012	MSC	4	0	4
Sell		11,831	01/2012	MSC	171	0	171
Buy		1,091	01/2012	RBC	0	(69)	(69)
Sell		35,276	01/2012	RBC	1,100	0	1,100
Buy		43,032	01/2012	UAG	0	(798)	(798)
Sell		24,490	01/2012	UAG	1,156	0	1,156
Sell		58,845	02/2012	BRC	733	0	733
Sell		83,355	02/2012	CBK	1,004	0	1,004
Sell		12,357	02/2012	JPM	128	0	128
Sell		34,862	02/2012	UAG	345	0	345
Sell	GBP	13,564	01/2012	BRC	205	0	205
Buy		14,629	01/2012	CBK	1	(2)	(1)
Sell		9,000	01/2012	DUB	0	(2)	(2)
Sell		54,335	01/2012	GST	633	0	633
Buy		5,918	01/2012	JPM	0	(62)	(62)
Buy		56,353	01/2012	RBC	0	(733)	(733)
Sell		1	01/2012	RBC	0	0	0
Sell		2,211	02/2012	BRC	0	(32)	(32)
Sell		1,920	02/2012	CBK	0	(7)	(7)
Sell		56,353	02/2012	RBC	732	0	732
Sell	IDR	64,587,000	01/2012	BRC	179	0	179
Buy		30,000,000	01/2012	CBK	0	(62)	(62)
Buy		56,173,390	01/2012	JPM	0	(209)	(209)
Sell		72,686,500	01/2012	MSC	154	0	154
Sell		44,826,000	01/2012	UAG	94	0	94
Sell		13,901,000	07/2012	BRC	18	0	18
Sell		1,279,425	07/2012	GST	2	0	2
Buy		199,936,535	07/2012	HUS	0	(941)	(941)
Sell		88,830,000	07/2012	HUS	127	0	127
Sell	INR	229,140	07/2012	DUB	362	0	362
Sell		908,354	07/2012	JPM	1,415	0	1,415
Buy		1,137,494	07/2012	UAG	0	(4,047)	(4,047)
Sell	KRW	48,974,898	02/2012	CBK	1,531	0	1,531
Sell		1,651,000	02/2012	GST	41	0	41
Sell		4,183,000	02/2012	JPM	82	0	82
Sell		1,675,000	02/2012	MSC	31	0	31
Buy		56,483,898	02/2012	UAG	0	(4,418)	(4,418)
Buy	MXN	7,665	03/2012	BRC	0	(2)	(2)
Sell		335,490	03/2012	CBK	681	0	681
Buy		59,604	03/2012	HUS	2	(117)	(115)
Sell		79,771	03/2012	HUS	316	0	316
Sell		82,900	03/2012	MSC	293	0	293
Sell		134,861	03/2012	UAG	491	0	491
Sell	MYR	41,207	04/2012	CBK	386	0	386
Buy		41,207	04/2012	UAG	0	(640)	(640)
Sell	PHP	919,302	03/2012	BRC	524	0	524
Buy		265,500	03/2012	CBK	0	(64)	(64)
Sell		33,000	03/2012	CBK	0	(10)	(10)
Sell		64,275	03/2012	GST	34	0	34
Buy		60,000	03/2012	HUS	0	(10)	(10)
Buy		942,164	03/2012	JPM	0	(192)	(192)
Sell		316,683	03/2012	JPM	23	(46)	(23)
Buy		65,597	03/2012	MSC	0	(10)	(10)
Sell	SGD	15,224	02/2012	CBK	179	0	179
Buy	TWD	49,903	01/2012	BRC	0	(94)	(94)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	54,392	01/2012	BRC	$0	$(20)	$(20)
Buy		30,000	01/2012	GST	0	(55)	(55)
Buy		30,000	01/2012	HUS	0	(55)	(55)
Buy		30,000	01/2012	JPM	0	(54)	(54)
Sell		85,511	01/2012	MSC	0	(24)	(24)
Sell	ZAR	2,421	01/2012	BRC	1	0	1
Buy		16,721	01/2012	JPM	0	(229)	(229)
Sell		14,300	01/2012	JPM	14	0	14

					$51,090	$(27,174)	$23,916

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$24,613	$0	$24,613
Corporate Bonds & Notes
Banking & Finance	0	2,289,623	7,594	2,297,217
Industrials	0	601,540	0	601,540
Utilities	0	137,376	0	137,376
Municipal Bonds & Notes
California	0	165,191	0	165,191
Colorado	0	4,004	0	4,004
Connecticut	0	21,195	0	21,195
Florida	0	5,217	0	5,217
Illinois	0	12,594	0	12,594
Iowa	0	796	0	796
Nebraska	0	7,449	0	7,449
Nevada	0	5,160	0	5,160
New Jersey	0	53,151	0	53,151
New York	0	44,389	0	44,389
Ohio	0	11,011	0	11,011
Texas	0	36,123	0	36,123
U.S. Government Agencies	0	3,871,888	39	3,871,927
U.S. Treasury Obligations	0	2,163,420	0	2,163,420
Mortgage-Backed Securities	0	475,607	1,033	476,640
Asset-Backed Securities	0	144,821	38,051	182,872
Sovereign Issues	0	482,010	0	482,010
Preferred Securities
Banking & Finance	0	1,456	9,305	10,761
Short-Term Instruments
Certificates of Deposit	0	185,645	0	185,645

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Commercial Paper	$0	$79,482	$0	$79,482
Repurchase Agreements	0	21,438	0	21,438
U.S. Treasury Bills	0	35,318	0	35,318
PIMCO Short-Term Floating NAV Portfolio	267,620	0	0	267,620
Purchased Options
Interest Rate Contracts	0	655	0	655
	$267,620	$10,881,172	$56,022	$11,204,814

Short Sales, at value	$0	$(28,523)	$0	$(28,523)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,752	0	2,752
Foreign Exchange Contracts	0	51,090	0	51,090
Interest Rate Contracts	21,519	56,366	0	77,885
	$21,519	$110,208	$0	$131,727

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(26,886)	0	(26,886)
Foreign Exchange Contracts	0	(27,174)	0	(27,174)
Interest Rate Contracts	0	(57,533)	(341)	(57,874)
	$0	$(111,593)	$(341)	$(111,934)

Totals	$289,139	$10,851,264	$55,681	$11,196,084

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,210	$7,751	$(2,200)	$(41)	$0	$(362)	$0	$(764)	$7,594	$(115)
Industrials	591	0	(594)	0	129	(126)	0	0	0	0
U.S. Government Agencies	42	0	(3)	0	0	0	0	0	39	0
Mortgage-Backed Securities	0	1,090	0	2	0	(59)	0	0	1,033	(59)
Asset-Backed Securities	43,801	29,308	(16,182)	123	95	(2,305)	0	(16,789)	38,051	(2,305)
Preferred Securities
Banking & Finance	9,459	0	0	0	0	(154)	0	0	9,305	(154)
Short-Term Instruments
Short-Term Notes	9,942	0	(10,200)	254	0	4	0	0	0	0
	$67,045	$38,149	$(29,179)	$338	$224	$(3,002)	$0	$(17,553)	$56,022	$(2,633)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(6,469)	$0	$0	$0	$3,684	$2,444	$0	$0	$(341)	$485

Totals	$60,576	$38,149	$(29,179)	$338	$3,908	$(558)	$0	$(17,553)	$55,681	$(2,148)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$655	$655
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	6,894	6,894
Unrealized appreciation on foreign currency contracts	0	0	0	51,090	0	51,090
Unrealized appreciation on OTC swap agreements	0	2,752	0	0	45,004	47,756

	$0	$2,752	$0	$51,090	$52,553	$106,395

Liabilities:
Written options outstanding	$0	$0	$0	$0	$7,778	$7,778
Variation margin payable on financial derivative instruments (2)	0	0	0	0	250	250
Unrealized depreciation on foreign currency contracts	0	0	0	27,174	0	27,174
Unrealized depreciation on OTC swap agreements	0	26,886	0	0	34,210	61,096

	$0	$26,886	$0	$27,174	$42,238	$96,298

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$28,852	$0	$8,078	$(26,244)	$10,686
Net realized gain on foreign currency transactions	0	0	0	37,685	0	37,685

	$0	$28,852	$0	$45,763	$(26,244)	$48,371

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$181	$181
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(40,962)	0	0	57,709	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	6,671	0	6,671

	$0	$(40,962)	$0	$6,671	$57,890	$23,599

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $21,519 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(4,524) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,793)	$4,337	$544
BPS	2,229	(2,390)	(161)
BRC	27,789	(28,500)	(711)
CBK	326	425	751
DUB	11,032	(11,640)	(608)
FBF	936	(1,070)	(134)
FBL	7,846	(7,800)	46
GLM	2,679	(2,300)	379
GST	(3,843)	3,230	(613)
HUS	14,144	(14,270)	(126)
JPM	3,555	(3,770)	(215)
MSC	(5,914)	3,903	(2,011)
MYC	4,800	(5,535)	(735)
RBC	(26,126)	25,807	(319)
RYL	(4,244)	4,751	507
SOG	214	(160)	54
UAG	(7,473)	6,353	(1,120)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

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Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

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Notes to Financial Statements (Cont.)

values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(g) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency

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Notes to Financial Statements (Cont.)

contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

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December 31, 2011

recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

DECEMBER 31, 2011	ANNUAL REPORT	33

Notes to Financial Statements (Cont.)

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$483,542	$99,574

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$1,967,786	$2,581,537	$(4,281,400)	$(664)	$361	$267,620	$5,536

DECEMBER 31, 2011	ANNUAL REPORT	35

Notes to Financial Statements (Cont.)

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,880,383	$31,385,905	$3,471,548	$2,192,931

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,894	$54,682	8,789	$100,305
Administrative Class	170,336	1,902,763	236,850	2,659,174
Advisor Class	58,223	650,884	37,928	428,938
Issued as reinvestment of distributions
Institutional Class	915	10,148	1,389	15,471
Administrative Class	27,697	307,234	33,577	374,028
Advisor Class	3,266	36,176	2,227	24,785
Cost of shares redeemed
Institutional Class	(7,911)	(88,246)	(8,872)	(98,978)
Administrative Class	(149,557)	(1,669,759)	(129,418)	(1,456,314)
Advisor Class	(13,509)	(151,255)	(8,087)	(91,444)
Net increase resulting from Portfolio share transactions	94,354	$1,052,627	174,383	$1,955,965

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 30% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$182,710	$5,789	$104,627	$(18,826)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$11,105,206	$280,851	$(181,244)	$99,608

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$279,884	$73,676	$—
12/31/2010	$400,288	$13,999	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

DECEMBER 31, 2011	ANNUAL REPORT	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.19%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	41

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT73AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Total Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	34.5%
Corporate Bonds & Notes	27.1%
U.S. Treasury Obligations	19.3%
Short-Term Instruments	5.3%
Sovereign Issues	4.3%
Other	9.5%
‡	% of Total Investments as of 12/31/11

Average Annual Total Return for the period ended December 31, 2011
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Total Return Portfolio Advisor Class	3.50%	7.69%	7.11%
Barclays Capital U.S. Aggregate Index±	7.84%	6.50%	6.25%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$1,006.40	$1,021.37
Expenses Paid During Period*	$3.84	$3.87
Net Annualized Expense Ratio	0.76%	0.76%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	Tactical duration (or sensitivity to changes in market interest rates) positioning in the U.S. detracted from returns as the ten-year U.S. Treasury yield fell during the reporting period.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields.

»

An overweight to Agency mortgage-backed securities late in the reporting period added to returns as this sector outperformed like-duration U.S. Treasuries in the fourth quarter of the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate bond market during the reporting period.

»	Modest exposure to high yield bonds detracted from performance as the Barclays Capital U.S. Corporate High Yield Index underperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure in core European countries, partially implemented via interest rate swaps, added to performance as the ten-year German Bund yield fell during the reporting period.

»	Exposure to a basket of currencies, with an emphasis on emerging market currencies, detracted from performance as most of these currencies depreciated relative to the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Advisor Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income (a)	0.25	0.23	0.46	0.45	0.48
Net realized/unrealized gain	0.13	0.63	0.95	0.03	0.37
Total income from investment operations	0.38	0.86	1.41	0.48	0.85
Dividends from net investment income	(0.28)	(0.26)	(0.56)	(0.46)	(0.48)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.44)	(0.60)	(0.90)	(0.66)	(0.48)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.50%	8.00%	13.92%	4.69%	8.63%
Net assets end of year (000s)	$1,091,459	$565,521	$205,452	$74,821	$32,679
Ratio of expenses to average net assets	0.75%	0.75%	0.84%	0.97%	0.93%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.25%	2.00%	4.29%	4.27%	4.69%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$10,915,756
Investments in Affiliates, at value	267,620
Repurchase agreements, at value	21,438
Cash	336
Foreign currency, at value	11,802
Receivable for investments sold	157,183
Receivable for investments in Affiliates sold	277,200
Receivable for Portfolio shares sold	8,127
Interest and dividends receivable	70,611
Dividends receivable from Affiliates	71
Variation margin receivable on financial derivative instruments	6,894
OTC swap premiums paid	35,618
Unrealized appreciation on foreign currency contracts	51,090
Unrealized appreciation on OTC swap agreements	47,756
11,871,502

Liabilities:
Payable for investments purchased	$2,404,567
Payable for investments in Affiliates purchased	71
Payable for investments purchased on a delayed-delivery basis	138,324
Payable for short sales	28,523
Deposits from counterparty	87,981
Payable for Portfolio shares redeemed	9,675
Written options outstanding	7,778
Accrued investment advisory fees	2,015
Accrued supervisory and administrative fees	2,015
Accrued distribution fees	481
Accrued servicing fees	629
Variation margin payable on financial derivative instruments	250
OTC swap premiums received	15,003
Unrealized depreciation on foreign currency contracts	27,174
Unrealized depreciation on OTC swap agreements	61,096
Other liabilities	14
2,785,596

Net Assets	$9,085,906

Net Assets Consist of:
Paid in capital	$8,811,605
Undistributed net investment income	144,786
Accumulated undistributed net realized (loss)	(30,565)
Net unrealized appreciation	160,080
$9,085,906

Net Assets:
Institutional Class	$235,409
Administrative Class	7,759,038
Advisor Class	1,091,459

Shares Issued and Outstanding:
Institutional Class	21,362
Administrative Class	704,074
Advisor Class	99,042

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.02
Administrative Class	11.02
Advisor Class	11.02

Cost of Investments	$10,806,438
Cost of Investments in Affiliates	$267,581
Cost of Repurchase Agreements	$21,438
Cost of Foreign Currency Held	$11,812
Proceeds Received on Short Sales	$28,274
Premiums Received on Written Options	$31,729

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011

Investment Income:
Interest	$248,558
Dividends	230
Dividends from Affiliate investments	5,536
Miscellaneous income	5
Total Income	254,329

Expenses:
Investment advisory fees	21,371
Supervisory and administrative fees	21,371
Servicing fees – Administrative Class	11,227
Distribution and/or servicing fees – Advisor Class	2,053
Trustees’ fees	128
Interest expense	157
Miscellaneous expense	7
Total Expenses	56,314

Net Investment Income	198,015

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	45,124
Net realized (loss) on Affiliate investments	(664)
Net realized gain on futures contracts, written options and swaps	10,686
Net realized gain on foreign currency transactions	36,163
Net change in unrealized (depreciation) on investments	(11,933)
Net change in unrealized appreciation on Affiliate investments	361
Net change in unrealized appreciation on futures contracts, written options and swaps	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5,985
Net Gain	102,469

Net Increase in Net Assets Resulting from Operations	$300,484

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2011	Year Ended December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$198,015	$151,193
Net realized gain	91,973	302,285
Net realized gain (loss) on Affiliate investments	(664)	710
Net change in unrealized appreciation	10,799	79,316
Net change in unrealized appreciation (depreciation) on Affiliate investments	361	(13)
Net increase resulting from operations	300,484	533,491

Distributions to Shareholders:
From net investment income
Institutional Class	(6,737)	(6,743)
Administrative Class	(196,944)	(159,949)
Advisor Class	(20,996)	(8,593)
From net realized capital gains
Institutional Class	(3,411)	(8,728)
Administrative Class	(110,292)	(214,082)
Advisor Class	(15,180)	(16,192)

Total Distributions	(353,560)	(414,287)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	1,052,627	1,955,965

Total Increase in Net Assets	999,551	2,075,169

Net Assets:
Beginning of year	8,086,355	6,011,186
End of year*	$9,085,906	$8,086,355

*Including undistributed net investment income of:	$144,786	$73,480

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
HCA, Inc.
3.829% due 03/31/2017		$4,400	$4,185
Petroleum Export V Ltd.
3.563% due 12/07/2012		4,383	4,364
Springleaf Finance Corp.
5.500% due 05/10/2017		15,700	13,703
Texas Competitive Electric Holdings Co. LLC
4.776% due 10/10/2017		3,709	2,361

Total Bank Loan Obligations (Cost $27,655)			24,613

CORPORATE BONDS & NOTES 33.4%

BANKING & FINANCE 25.3%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		5,800	6,127
Ally Financial, Inc.
3.649% due 02/11/2014		6,100	5,796
3.963% due 06/20/2014		500	470
4.500% due 02/11/2014		500	484
6.750% due 12/01/2014		200	202
6.875% due 08/28/2012		5,700	5,785
7.000% due 02/01/2012		2,300	2,311
7.500% due 09/15/2020		900	912
8.300% due 02/12/2015		11,100	11,738
American Express Bank FSB
0.426% due 06/12/2012		500	499
6.000% due 09/13/2017		3,900	4,425
American Express Centurion Bank
5.550% due 10/17/2012		9,840	10,146
6.000% due 09/13/2017		3,900	4,417
American Express Co.
7.000% due 03/19/2018		200	242
American Express Credit Corp.
5.875% due 05/02/2013		700	736
6.625% due 09/24/2012	GBP	4,100	6,553
American General Institutional Capital
7.570% due 12/01/2045		$10,000	9,043
8.125% due 03/15/2046		3,200	2,912
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,664
4.950% due 03/20/2012		$1,800	1,784
5.050% due 10/01/2015		12,500	12,117
5.450% due 05/18/2017		1,100	1,054
5.600% due 10/18/2016		6,100	5,887
5.850% due 01/16/2018		31,900	31,269
6.250% due 03/15/2087		2,100	1,530
6.400% due 12/15/2020		3,300	3,335
8.000% due 05/22/2068	EUR	12,900	13,440
8.175% due 05/15/2068		$3,000	2,700
8.250% due 08/15/2018		12,600	13,368
ANZ National International Ltd.
6.200% due 07/19/2013		12,600	13,376
Australia & New Zealand Banking Group Ltd.
1.288% due 05/08/2013		16,400	16,448
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
3.359% due 07/02/2014		7,600	7,594
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,800	1,719
4.500% due 04/06/2015		13,100	12,773
Banco Santander Brasil S.A.
2.659% due 03/18/2014		1,000	953
Banco Santander Chile
1.659% due 04/20/2012		11,600	11,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
0.787% due 08/15/2016		$2,800	$2,175
1.848% due 01/30/2014		30,400	27,462
6.000% due 09/01/2017		7,000	6,846
6.500% due 08/01/2016		32,700	32,970
Bank of America N.A.
6.000% due 10/15/2036		2,100	1,749
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,183
Bank of Montreal
2.850% due 06/09/2015		7,200	7,471
Bank of Nova Scotia
1.650% due 10/29/2015		5,200	5,199
Banque PSA Finance S.A.
2.481% due 04/04/2014		12,100	11,212
Barclays Bank PLC
1.677% due 05/30/2017	EUR	2,400	2,873
5.450% due 09/12/2012		$40,000	40,872
6.000% due 01/23/2018	EUR	15,000	17,516
6.050% due 12/04/2017		$1,800	1,636
10.179% due 06/12/2021		2,080	2,209
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,152
6.500% due 03/10/2021		6,400	6,200
7.250% due 04/22/2020		6,400	6,432
BBVA U.S. Senior S.A.U.
2.586% due 05/16/2014		39,700	36,920
Bear Stearns Cos. LLC
6.400% due 10/02/2017		27,900	31,216
BNP Paribas S.A.
0.791% due 04/08/2013		7,100	6,678
1.291% due 01/10/2014		21,100	19,471
5.186% due 06/29/2049		15,600	10,452
BPCE S.A.
2.375% due 10/04/2013		2,100	2,035
BRFkredit A/S
0.653% due 04/15/2013		21,800	21,812
CIT Group, Inc.
5.250% due 04/01/2014		2,200	2,203
Citigroup Capital XXI
8.300% due 12/21/2077		19,500	19,524
Citigroup, Inc.
0.810% due 06/09/2016		13,100	10,240
1.307% due 02/15/2013		13,600	13,351
1.848% due 01/13/2014		13,400	13,039
2.453% due 08/13/2013		5,900	5,794
4.875% due 05/07/2015		6,100	6,031
5.300% due 10/17/2012		2,200	2,236
5.365% due 03/06/2036 (l)	CAD	4,700	3,338
5.500% due 08/27/2012		$5,500	5,590
5.500% due 04/11/2013		40,900	41,773
5.625% due 08/27/2012		4,400	4,467
5.850% due 07/02/2013		1,400	1,440
6.000% due 02/21/2012		3,789	3,810
6.125% due 05/15/2018		3,000	3,196
6.125% due 08/25/2036		6,000	5,197
8.500% due 05/22/2019		2,100	2,475
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	15,700	17,434
11.000% due 12/29/2049		$975	1,146
Countrywide Financial Corp.
5.800% due 06/07/2012		20,200	20,245
Credit Agricole Home Loan SFH
1.162% due 07/21/2014		31,000	29,805
Credit Agricole S.A.
1.862% due 01/21/2014		26,400	24,416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 10/29/2049		$2,700	$2,038
Credit Suisse
2.200% due 01/14/2014		4,800	4,750
DBS Bank Ltd.
0.681% due 05/16/2017		1,000	983
Deutsche Bank AG
6.000% due 09/01/2017		24,100	26,954
Dexia Credit Local
0.927% due 03/05/2013		48,000	45,452
Dexia Credit Local S.A.
0.908% due 04/29/2014		21,700	19,700
European Investment Bank
3.625% due 01/15/2021	EUR	800	1,090
4.625% due 04/15/2020		800	1,171
FCE Bank PLC
7.125% due 01/16/2012		5,100	6,647
7.125% due 01/15/2013		700	929
Fifth Third Bancorp
0.983% due 12/20/2016		$4,700	4,147
FIH Erhvervsbank A/S
0.912% due 06/13/2013		76,000	75,960
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		1,500	1,566
7.000% due 10/01/2013		500	531
7.000% due 04/15/2015		7,500	8,081
7.500% due 08/01/2012		17,500	18,073
8.000% due 06/01/2014		300	327
8.000% due 12/15/2016		500	569
8.700% due 10/01/2014		3,600	4,029
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	7,900	10,287
General Electric Capital Corp.
5.500% due 09/15/2067		24,100	24,641
5.875% due 01/14/2038		$8,100	8,597
6.375% due 11/15/2067		14,800	14,615
6.875% due 01/10/2039		53,600	64,318
Goldman Sachs Group, Inc.
1.817% due 05/23/2016	EUR	3,600	3,895
1.884% due 02/04/2013		1,400	1,739
1.940% due 01/30/2017		4,400	4,623
4.375% due 03/16/2017		9,000	10,981
4.500% due 05/09/2016		1,000	1,236
5.250% due 07/27/2021		$23,400	22,861
5.950% due 01/18/2018		17,300	17,737
6.125% due 02/14/2017	GBP	1,300	2,064
6.250% due 09/01/2017		$14,900	15,599
6.375% due 05/02/2018	EUR	5,000	6,671
6.750% due 10/01/2037		$3,300	3,075
Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		3,200	3,192
HSBC Bank PLC
2.000% due 01/19/2014		2,900	2,858
HSBC Finance Corp.
1.807% due 04/05/2013	EUR	4,300	5,384
6.676% due 01/15/2021		$20,800	21,545
HSBC Holdings PLC
6.500% due 05/02/2036		6,400	6,476
6.500% due 09/15/2037		2,900	2,867
7.625% due 05/17/2032		1,700	1,718
ING Bank NV
1.379% due 03/30/2012		57,400	57,265
1.940% due 06/09/2014		7,200	6,901
2.000% due 10/18/2013		2,700	2,639
2.650% due 01/14/2013		1,300	1,303
International Lease Finance Corp.
4.750% due 01/13/2012		1,900	1,902

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2012		$2,600	$2,600
5.250% due 01/10/2013		2,680	2,667
5.400% due 02/15/2012		16,152	16,192
5.750% due 05/15/2016		1,900	1,764
5.875% due 05/01/2013		1,000	990
6.375% due 03/25/2013		2,580	2,580
6.750% due 09/01/2016		4,500	4,635
Intesa Sanpaolo SpA
2.906% due 02/24/2014		11,600	10,219
IPIC GMTN Ltd.
5.000% due 11/15/2020		4,700	4,753
JPMorgan Chase & Co.
1.296% due 05/02/2014		75,100	72,934
1.654% due 09/26/2013	EUR	900	1,138
6.000% due 01/15/2018		$3,900	4,356
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,850
JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,212
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,400	2,424
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	12,500	16,542
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	100	115
7.869% due 08/25/2020		200	231
7.875% due 11/01/2020		$4,800	3,686
8.000% due 12/29/2049		6,000	4,380
8.500% due 12/29/2049		1,100	765
Lehman Brothers Holdings, Inc.
5.125% due 06/27/2014 ^	EUR	950	332
5.625% due 01/24/2013 ^		$3,800	1,017
6.875% due 05/02/2018 ^		3,200	864
Lloyds TSB Bank PLC
2.766% due 01/24/2014		6,300	5,963
4.875% due 01/21/2016		6,200	6,049
5.800% due 01/13/2020		21,500	20,437
12.000% due 12/29/2049		32,700	29,998
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,998
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,270
7.750% due 10/17/2016		3,405	3,835
7.750% due 01/20/2020		3,100	3,615
8.000% due 08/07/2019		5,100	6,018
Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		10,000	10,098
6.875% due 04/25/2018		17,800	17,567
MetLife Institutional Funding II
1.481% due 04/04/2014		10,800	10,783
MetLife, Inc.
6.400% due 12/15/2066		1,700	1,615
Morgan Stanley
1.408% due 04/29/2013		10,100	9,522
1.807% due 03/01/2013	EUR	13,000	15,973
2.953% due 05/14/2013		$23,100	22,190
5.950% due 12/28/2017		10,600	10,114
6.000% due 04/28/2015		38,480	38,581
7.300% due 05/13/2019		1,200	1,224
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	3,500	5,120
National Australia Bank Ltd.
1.111% due 04/11/2014		$44,500	44,082
1.372% due 07/25/2014		5,700	5,667
5.350% due 06/12/2013		6,100	6,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Bank of Canada
2.200% due 10/19/2016		$2,500	$2,524
Nationwide Building Society
6.250% due 02/25/2020		9,300	9,239
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,257
Nordea Eiendomskreditt A/S
0.804% due 04/07/2014		20,100	19,498
Pacific LifeCorp
6.000% due 02/10/2020		2,200	2,344
Principal Life Income Funding Trusts
5.300% due 04/24/2013		5,200	5,458
Qatari Diar Finance QSC
5.000% due 07/21/2020		5,800	6,206
RCI Banque S.A.
2.261% due 04/11/2014		41,600	39,672
Resona Bank Ltd.
5.850% due 09/29/2049		1,200	1,194
Royal Bank of Scotland Group PLC
1.091% due 04/11/2016		100	70
1.181% due 10/14/2016		500	346
1.316% due 09/29/2015		200	144
2.438% due 01/28/2016	EUR	200	187
3.950% due 09/21/2015		$3,200	3,004
6.990% due 10/29/2049		12,000	7,575
7.648% due 08/29/2049		1,500	1,029
Santander U.S. Debt S.A.U.
1.379% due 03/30/2012		42,900	42,826
Santander UK PLC
1.806% due 10/10/2017	EUR	28,700	28,274
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$2,400	2,400
5.499% due 07/07/2015		13,100	13,296
SLM Corp.
0.718% due 01/27/2014		1,650	1,492
1.756% due 06/17/2013	EUR	200	247
3.125% due 09/17/2012		5,200	6,651
4.875% due 12/17/2012	GBP	2,800	4,313
5.000% due 10/01/2013		$3,200	3,208
5.000% due 04/15/2015		5,000	4,816
5.125% due 08/27/2012		5,780	5,811
5.375% due 05/15/2014		500	501
6.250% due 01/25/2016		1,900	1,850
8.000% due 03/25/2020		14,500	14,681
8.450% due 06/15/2018		11,300	11,695
Societe Generale S.A.
1.441% due 04/11/2014		2,700	2,381
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	2,000	2,246
4.125% due 11/29/2013		10,000	10,333
SSIF Nevada LP
1.101% due 04/14/2014		$68,400	67,360
State Bank of India
4.500% due 07/27/2015		6,000	5,940
State Street Capital Trust III
5.536% due 01/29/2049		6,800	6,693
State Street Capital Trust IV
1.546% due 06/01/2077		1,000	662
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		8,461	8,639
Stone Street Trust
5.902% due 12/15/2015		9,500	8,735
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,118
Temasek Financial I Ltd.
4.300% due 10/25/2019		4,600	4,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Turkiye Garanti Bankasi A/S
2.909% due 04/20/2016		$3,100	$2,821
UBS AG
1.425% due 01/28/2014		2,400	2,339
1.595% due 02/23/2012		8,000	8,010
5.750% due 04/25/2018		4,600	4,771
5.875% due 12/20/2017		4,700	4,900
UFJ Finance Aruba AEC
6.750% due 07/15/2013		300	321
USB Capital IX
3.500% due 10/29/2049		9,200	6,427
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,600	2,580
Wachovia Corp.
1.614% due 02/13/2014	EUR	5,200	6,504
5.500% due 05/01/2013		$8,300	8,761
5.750% due 02/01/2018		16,900	19,219
Wells Fargo & Co.
4.792% due 05/10/2012	AUD	35,470	36,147
Westpac Banking Corp.
0.883% due 07/16/2014		$3,000	3,035
1.309% due 03/31/2014		22,200	22,278
3.585% due 08/14/2014		4,900	5,228
Weyerhaeuser Co.
7.375% due 03/15/2032		4,900	5,150
ZFS Finance USA Trust IV
5.875% due 05/09/2062		1,285	1,221

			2,297,217

INDUSTRIALS 6.6%
Altria Group, Inc.
7.750% due 02/06/2014		8,680	9,814
9.700% due 11/10/2018		6,400	8,620
Amgen, Inc.
1.875% due 11/15/2014		2,000	2,028
6.150% due 06/01/2018		1,200	1,397
Anheuser-Busch InBev Worldwide, Inc.
0.972% due 01/27/2014		32,400	32,480
4.125% due 01/15/2015		21,500	23,200
5.375% due 01/15/2020		21,500	25,249
AstraZeneca PLC
5.900% due 09/15/2017		2,500	3,024
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,707
California Institute of Technology
4.700% due 11/01/2111		1,000	1,010
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013		16,300	16,362
Codelco, Inc.
6.150% due 10/24/2036		700	867
Comcast Corp.
5.875% due 02/15/2018		1,700	1,968
6.450% due 03/15/2037		1,700	2,064
CSN Islands XI Corp.
6.875% due 09/21/2019		3,000	3,185
CSN Resources S.A.
6.500% due 07/21/2020		20,600	21,630
Daimler Finance North America LLC
1.742% due 09/13/2013		8,000	7,901
Dolphin Energy Ltd.
5.888% due 06/15/2019		2,529	2,753
Dow Chemical Co.
4.850% due 08/15/2012		12,100	12,381
6.000% due 10/01/2012		5,090	5,287

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ecopetrol S.A.
7.625% due 07/23/2019		$4,600	$5,589
El Paso Corp.
7.800% due 08/01/2031		900	1,042
7.875% due 06/15/2012		3,900	3,998
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		1,400	1,266
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,900	1,932
6.212% due 11/22/2016		1,200	1,245
7.343% due 04/11/2013		1,700	1,787
8.146% due 04/11/2018		6,700	7,571
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		636	677
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		1,500	1,602
General Mills, Inc.
6.470% due 10/15/2022		61,750	64,260
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,900	2,014
Gerdau Trade, Inc.
5.750% due 01/30/2021		5,100	5,087
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,400	1,519
HCA, Inc.
6.500% due 02/15/2020		5,600	5,824
7.875% due 02/15/2020		600	651
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,600	3,820
International Business Machines Corp.
5.700% due 09/14/2017		2,400	2,910
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		16,100	18,413
Kraft Foods, Inc.
2.625% due 05/08/2013		4,000	4,088
Noble Group Ltd.
4.875% due 08/05/2015		4,800	4,464
6.625% due 08/05/2020		5,000	4,300
6.750% due 01/29/2020		7,100	6,177
Novatek Finance Ltd.
5.326% due 02/03/2016		2,500	2,531
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		15,386	15,925
Oracle Corp.
5.750% due 04/15/2018		12,900	15,671
Pearson Dollar Finance PLC
5.500% due 05/06/2013		5,000	5,259
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	200	242
7.500% due 12/18/2013	GBP	200	334
Petrobras International Finance Co.
7.875% due 03/15/2019		$38,300	45,897
Petroleos Mexicanos
5.500% due 01/21/2021		17,200	18,748
6.500% due 06/02/2041		29,000	32,770
PPG Industries, Inc.
1.900% due 01/15/2016		8,700	8,697
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		12,155	11,060
Reynolds American, Inc.
7.250% due 06/01/2012		5,000	5,122
Rohm and Haas Co.
6.000% due 09/15/2017		3,700	4,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Co. BV
1.344% due 11/08/2013	$7,000	$7,032
Total Capital S.A.
4.450% due 06/24/2020	2,600	2,900
Union Pacific Corp.
4.163% due 07/15/2022	12,075	13,128
UnitedHealth Group, Inc.
4.875% due 02/15/2013	5,200	5,417
Vale Overseas Ltd.
4.625% due 09/15/2020	2,000	2,077
5.625% due 09/15/2019	16,600	18,364
6.250% due 01/23/2017	1,300	1,472
6.875% due 11/21/2036	1,300	1,484
6.875% due 11/10/2039	5,300	6,087
Vivendi S.A.
5.750% due 04/04/2013	14,800	15,469
Volkswagen International Finance NV
1.031% due 10/01/2012	27,500	27,478

		601,540

UTILITIES 1.5%
AES Corp.
7.375% due 07/01/2021	1,500	1,624
AT&T, Inc.
4.950% due 01/15/2013	5,200	5,421
5.500% due 02/01/2018	5,200	6,025
6.300% due 01/15/2038	3,600	4,427
Carolina Power & Light Co.
6.500% due 07/15/2012	2,325	2,395
Cleco Power LLC
6.000% due 12/01/2040	19,500	23,833
DTE Energy Co.
1.227% due 06/03/2013	4,700	4,697
EDF S.A.
4.600% due 01/27/2020	1,000	1,023
Entergy Corp.
3.625% due 09/15/2015	12,200	12,397
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	700	789
10.500% due 03/25/2014	1,000	1,127
Korea Electric Power Corp.
5.125% due 04/23/2034	90	95
NGPL PipeCo LLC
6.514% due 12/15/2012	5,800	5,861
NRG Energy, Inc.
8.250% due 09/01/2020	6,800	6,868
Public Service Electric & Gas Co.
5.300% due 05/01/2018	11,600	13,747
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,441
4.750% due 02/16/2021	4,200	4,253
Qwest Corp.
3.796% due 06/15/2013	10,841	10,927
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	2,600	2,782
6.750% due 09/30/2019	2,000	2,375
TNK-BP Finance S.A.
6.125% due 03/20/2012	1,200	1,216
6.625% due 03/20/2017	1,000	1,025
7.875% due 03/13/2018	5,700	6,149
Verizon Communications, Inc.
5.250% due 04/15/2013	1,500	1,584
Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000	1,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
5.000% due 12/16/2013	$3,960	$4,252

		137,376

Total Corporate Bonds & Notes (Cost $3,047,144)		3,036,133

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.8%
Acalanes Union High School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2046	9,300	829
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,609
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,519
7.043% due 04/01/2050	8,600	11,324
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,574
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	5,100	6,124
7.550% due 04/01/2039	2,000	2,447
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,167
7.700% due 11/01/2030	100	114
7.950% due 03/01/2036	29,300	33,161
Fresno County, California Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/15/2024	3,000	1,324
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	914
Los Angeles CA Wastewater System Revenue, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,287
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,686
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,488
7.618% due 08/01/2040	1,800	2,229
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,700	3,537
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	11,800	12,833
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	10,061
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,430
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	429
7.021% due 08/01/2040	700	749

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	$4,185	$4,195
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	34,650
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,500	1,068
5.125% due 06/01/2046	655	436
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	1,000	1,017
6.398% due 05/15/2031	1,200	1,393
6.548% due 05/15/2048	4,700	5,597

		165,191

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	4,004

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	17,300	21,195

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	5,100	5,217

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,631
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	2,400	2,496
6.900% due 03/01/2035	1,000	1,065
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	4,300	4,423
Illinois State General Obligation Notes, Series 2011
4.511% due 03/01/2015	1,900	1,979

		12,594

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	850	796

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,449

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.546% due 06/15/2013	$15,900	$15,902
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,500	35,157
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,900	2,092

		53,151

NEW YORK 0.5%
JP Morgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.465% due 06/15/2031	5,130	6,249
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	30,340
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,594
6.282% due 06/15/2042	2,100	2,366
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,840

		44,389

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	5,800	8,101
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	74
6.500% due 06/01/2047	3,600	2,836

		11,011

TEXAS 0.4%
JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.508% due 02/15/2031	3,390	4,223
JP Morgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.454% due 02/01/2027	2,575	3,201
8.538% due 10/01/2031	6,240	7,962
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	17,830
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	2,500	2,907

		36,123

Total Municipal Bonds & Notes (Cost $306,451)		366,280

U.S. GOVERNMENT AGENCIES 42.6%
Fannie Mae
0.354% due 12/25/2036 - 07/25/2037	4,355	4,217
0.544% due 05/25/2037	1,580	1,573
0.604% due 04/25/2037	4,498	4,479
0.644% due 03/25/2044	2,659	2,586
0.704% due 09/25/2035	2,129	2,104
0.744% due 09/25/2035	9,105	9,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.994% due 10/25/2037	$2,327	$2,338
1.194% due 07/25/2039	2,382	2,408
1.418% due 07/01/2044	536	540
1.420% due 06/01/2043	2,225	2,239
1.618% due 09/01/2040	17	17
1.716% due 04/01/2035	1,677	1,739
1.723% due 04/01/2035	2,545	2,640
2.183% due 08/01/2035	1,770	1,843
2.342% due 11/01/2025	1	1
2.359% due 09/01/2039	29	30
2.381% due 05/25/2035	477	499
2.419% due 01/01/2025	13	14
3.000% due 02/01/2027	12,000	12,358
3.330% due 11/01/2021	1,398	1,484
3.500% due 01/01/2027	44,600	46,649
3.915% due 10/01/2032	735	749
4.000% due 04/01/2023 - 01/01/2042	620,778	652,711
4.111% due 11/01/2035	148	153
4.500% due 04/01/2023 - 01/01/2042	2,003,145	2,132,882
4.527% due 12/01/2036	1,239	1,303
4.699% due 09/01/2034	1,003	1,077
4.973% due 09/01/2035	648	692
5.000% due 04/25/2033 - 01/01/2042	89,293	96,562
5.176% due 08/01/2035	951	1,018
5.500% due 09/01/2017 - 04/01/2040	68,964	75,397
6.000% due 09/01/2016 - 01/01/2039	255,913	282,370
6.500% due 11/01/2034	69	78
7.000% due 04/25/2023 - 06/01/2032	1,272	1,496
Federal Housing Administration
7.430% due 01/25/2023	39	39
Freddie Mac
0.428% due 07/15/2019	2,927	2,922
0.578% due 05/15/2036	2,970	2,969
0.728% due 11/15/2030	16	16
0.778% due 09/15/2030	14	14
0.998% due 05/15/2037	885	887
1.418% due 02/25/2045	407	389
2.516% due 01/01/2028	1	1
2.594% due 07/01/2027	1	1
2.615% due 07/01/2030	1	1
4.000% due 01/01/2042	147,000	154,212
4.500% due 03/01/2029 - 01/01/2042	287,848	305,396
4.875% due 06/13/2018	2,500	3,018
5.500% due 10/01/2034 - 10/01/2038	17,845	19,412
6.000% due 07/01/2016 - 01/01/2042	30,968	34,107
6.500% due 03/01/2013 - 10/01/2037	287	313
7.000% due 06/15/2023	724	828
7.500% due 07/15/2030 - 03/01/2032	140	167
8.500% due 08/01/2024	8	10
Ginnie Mae
0.785% due 09/20/2030	11	11
0.883% due 02/16/2030	123	124
1.750% due 02/20/2032	267	277
2.000% due 07/20/2030	5	5
2.125% due 10/20/2029 - 11/20/2029	121	124

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 04/20/2026 - 05/20/2030		$56	$57
6.000% due 12/15/2038 - 11/15/2039		218	247
Small Business Administration
5.130% due 09/01/2023		43	47
6.030% due 02/10/2012		645	649
6.290% due 01/01/2021		79	87
7.500% due 04/01/2017		255	280

Total U.S. Government Agencies (Cost $3,795,079)			3,871,927

U.S. TREASURY OBLIGATIONS 23.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(g)(h)		35,361	37,844
1.125% due 01/15/2021 (g)(h)		43,678	48,739
1.250% due 07/15/2020		9,759	11,045
1.750% due 01/15/2028 (e)(g)(h)		64,305	77,362
2.000% due 01/15/2026 (e)(g)		43,121	53,032
2.125% due 02/15/2041		6,824	9,220
2.375% due 01/15/2025		25,825	32,846
2.375% due 01/15/2027		4,154	5,369
2.500% due 01/15/2029 (g)		24,888	33,239
3.375% due 04/15/2032		128	197
3.625% due 04/15/2028		11,759	17,483
3.875% due 04/15/2029		47,241	73,692
U.S. Treasury Notes
0.875% due 12/31/2016 (a)		76,000	76,166
1.375% due 11/30/2018 (h)		257,600	258,526
1.375% due 12/31/2018 (a)		193,600	193,993
1.500% due 08/31/2018		381,400	387,121
2.000% due 11/15/2021		11,800	11,931
2.125% due 08/15/2021		51,600	52,906
2.625% due 08/15/2020 (e)		89,300	96,311
2.625% due 11/15/2020 (h)		97,100	104,519
3.000% due 02/28/2017		900	996
3.125% due 05/15/2021		8,600	9,599
3.375% due 11/15/2019		7,200	8,209
3.500% due 05/15/2020		40,200	46,236
3.625% due 02/15/2020		41,700	48,359
3.625% due 02/15/2021 (e)(g)(h)		403,590	468,480

Total U.S. Treasury Obligations (Cost $2,129,898)			2,163,420

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.294% due 02/25/2045		1,619	1,198
Arran Residential Mortgages Funding PLC
2.659% due 05/16/2047	EUR	2,671	3,447
2.660% due 11/19/2047		65,315	84,447
2.859% due 05/16/2047		11,300	14,514
Banc of America Funding Corp.
2.695% due 05/25/2035		$2,399	2,342
Banc of America Large Loan, Inc.
2.028% due 11/15/2015		2,006	1,817
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033		2,841	2,383
6.500% due 10/25/2031		253	256
6.500% due 09/25/2033		136	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.451% due 01/15/2049		$11,600	$12,654
5.724% due 02/10/2051		3,200	3,516
5.731% due 05/10/2045		6,400	7,195
BCAP LLC Trust
5.636% due 03/26/2037		1,400	1,033
Bear Stearns Adjustable Rate Mortgage Trust
2.723% due 04/25/2033		390	342
2.732% due 11/25/2034		5,581	4,381
2.819% due 01/25/2035		1,249	1,007
2.821% due 02/25/2033		63	50
2.827% due 07/25/2034		2,000	1,439
2.905% due 01/25/2034		1,001	909
3.079% due 11/25/2030		2	2
3.207% due 11/25/2034		1,488	1,395
5.680% due 02/25/2033		50	47
Bear Stearns Alt-A Trust
2.592% due 05/25/2035		3,960	2,911
2.772% due 09/25/2035		2,396	1,520
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,057
5.471% due 01/12/2045		2,800	3,167
5.700% due 06/11/2050		9,400	10,441
5.703% due 06/11/2050		8,600	9,001
Bear Stearns Structured Products, Inc.
2.553% due 01/26/2036		4,841	2,847
3.618% due 12/26/2046		2,776	1,647
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		893	734
4.959% due 05/25/2035		3,406	2,882
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		3,000	3,195
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		4,900	5,334
Countrywide Alternative Loan Trust
0.474% due 05/25/2047		3,675	1,873
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		1,131	772
2.745% due 02/20/2035		6,491	4,999
2.751% due 11/25/2034		3,795	2,742
5.750% due 05/25/2033		11	11
Credit Suisse First Boston Mortgage Securities Corp.
4.811% due 06/25/2032		21	17
Credit Suisse Mortgage Capital Certificates
5.661% due 03/15/2039		900	969
European Loan Conduit
1.612% due 05/15/2019	EUR	763	806
Extended Stay America Trust
2.951% due 11/05/2027		$26,067	26,202
First Horizon Alternative Mortgage Securities
2.250% due 09/25/2035		125	75
First Horizon Asset Securities, Inc.
2.638% due 10/25/2035		7,962	5,788
First Nationwide Trust
6.750% due 08/21/2031		3	3
Granite Master Issuer PLC
0.385% due 12/20/2054		4,823	4,610
0.892% due 12/20/2054	GBP	4,864	7,154
Granite Mortgages PLC
1.354% due 01/20/2044		803	1,191
1.450% due 09/20/2044		4,141	6,137
1.697% due 09/20/2044	EUR	521	648
1.959% due 01/20/2044		529	662
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$463	426
0.374% due 01/25/2047 ^		402	380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Pass-Through Certificates
2.798% due 10/25/2033		$2,277	$1,817
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	431
5.317% due 06/10/2036		915	977
5.444% due 03/10/2039		4,400	4,782
GS Mortgage Securities Corp.
1.142% due 03/06/2020		6,487	6,434
5.396% due 08/10/2038		905	971
GSR Mortgage Loan Trust
2.685% due 09/25/2035		10,501	9,188
5.093% due 11/25/2035		3,737	3,265
Harborview Mortgage Loan Trust
0.475% due 01/19/2038		8,738	5,079
0.505% due 05/19/2035		823	437
2.768% due 07/19/2035		3,328	2,167
Holmes Master Issuer PLC
2.922% due 10/15/2054	EUR	6,300	8,128
Indymac ARM Trust
1.785% due 01/25/2032		$3	2
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		12,600	13,309
4.158% due 01/12/2039		5,575	5,747
5.336% due 05/15/2047		6,800	7,240
5.420% due 01/15/2049		20,956	22,747
5.882% due 02/15/2051		2,300	2,509
JPMorgan Mortgage Trust
2.767% due 08/25/2034		15,681	13,343
5.024% due 02/25/2035		1,626	1,583
5.750% due 01/25/2036		2,269	2,090
Merrill Lynch Floating Trust
0.814% due 07/09/2021		12,197	11,308
Merrill Lynch Mortgage Investors, Inc.
0.504% due 02/25/2036		3,236	2,105
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	5,809
MLCC Mortgage Investors, Inc.
0.544% due 11/25/2035		529	436
1.270% due 10/25/2035		1,199	953
2.057% due 04/25/2035		14,827	12,755
Morgan Stanley Capital
0.339% due 10/15/2020		643	640
5.610% due 04/15/2049		11,060	11,489
5.809% due 12/12/2049		600	664
5.879% due 06/11/2049		3,100	3,422
Morgan Stanley Re-REMIC Trust
5.790% due 08/12/2045		2,200	2,477
Prime Mortgage Trust
0.694% due 02/25/2019		33	32
0.694% due 02/25/2034		376	350
Residential Funding Mortgage Securities
6.500% due 03/25/2032		270	281
Sovereign Commercial Mortgage Securities Trust
5.893% due 07/22/2030		917	940
Structured Adjustable Rate Mortgage Loan Trust
5.350% due 07/25/2035		893	710
Structured Asset Mortgage Investments, Inc.
0.535% due 07/19/2035		5,140	4,249
0.945% due 09/19/2032		96	79
Structured Asset Securities Corp.
2.223% due 07/25/2032		8	7
2.545% due 02/25/2032		13	12
Suntrust Adjustable Rate Mortgage Loan Trust
5.801% due 02/25/2037		9,430	6,008
Thornburg Mortgage Securities Trust
5.314% due 10/25/2046		18,239	16,551

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		$6,676	$5,976
0.368% due 09/15/2021		10,584	10,067
5.308% due 11/15/2048		2,000	2,201
WaMu Mortgage Pass-Through Certificates
0.584% due 10/25/2045		872	630
1.408% due 11/25/2042		380	297
1.608% due 08/25/2042		1,003	802
Wells Fargo Mortgage-Backed Securities Trust
2.661% due 12/25/2034		2,308	2,173
2.666% due 03/25/2036		4,322	3,357
2.948% due 01/25/2035		3,143	2,896

Total Mortgage-Backed Securities (Cost $498,581)			476,640

ASSET-BACKED SECURITIES 2.0%
ACE Securities Corp.
0.344% due 12/25/2036		79	78
Amortizing Residential Collateral Trust
0.834% due 06/25/2032		186	151
Bear Stearns Asset-Backed Securities Trust
0.374% due 10/25/2036		292	270
0.384% due 06/25/2047		794	767
Citibank Omni Master Trust
2.378% due 05/16/2016		44,026	44,300
Credit-Based Asset Servicing & Securitization LLC
0.354% due 11/25/2036		216	132
EMC Mortgage Loan Trust
0.664% due 05/25/2040		313	266
Fremont Home Loan Trust
0.354% due 01/25/2037		196	188
GSPA Monetization Trust
6.422% due 10/09/2029		16,510	14,732
Gulf Stream Compass CLO Ltd.
1.042% due 08/27/2015		1,073	1,059
Hillmark Funding
0.729% due 05/21/2021		24,100	22,017
HSBC Home Equity Loan Trust
0.575% due 01/20/2034		4,578	4,172
JPMorgan Mortgage Acquisition Corp.
0.354% due 03/25/2047		1,927	1,584
Katonah Ltd.
0.911% due 05/18/2015		6,989	6,843
Long Beach Mortgage Loan Trust
0.854% due 10/25/2034		156	115
Marathon Financing BV
0.748% due 10/05/2026		1,331	1,302
Nelnet Student Loan Trust
0.630% due 12/22/2016		1,161	1,160
Penta CLO S.A.
1.917% due 06/04/2024	EUR	2,324	2,674
Plymouth Rock CLO Ltd.
1.961% due 02/16/2019		$16,881	16,789
Sagamore CLO Ltd.
0.943% due 10/15/2015		983	961
Securitized Asset-Backed Receivables LLC Trust
0.424% due 05/25/2037 ^		2,589	1,174
Sherwood Castle Funding PLC
1.636% due 03/15/2016	EUR	12,000	14,983
SLM Student Loan Trust
1.686% due 12/15/2023		20,240	23,865
2.928% due 12/16/2019		$1,900	1,934
3.500% due 08/17/2043		5,067	4,996
4.500% due 11/16/2043		5,481	5,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.874% due 01/25/2033		$52	$44
Wind River CLO Ltd.
0.889% due 12/19/2016		11,682	11,114

Total Asset-Backed Securities (Cost $195,551)			182,872

SOVEREIGN ISSUES 5.3%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,300	2,934
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	148	79
10.000% due 01/01/2014		147	78
10.000% due 01/01/2017		5,752	2,964
Canada Government Bond
2.750% due 09/01/2016	CAD	20,500	21,460
3.250% due 06/01/2021		2,200	2,401
3.750% due 06/01/2019		5,600	6,290
4.250% due 06/01/2018		1,200	1,374
Canada Housing Trust No. 1
2.650% due 03/15/2022		2,600	2,588
3.350% due 12/15/2020		7,100	7,537
3.750% due 03/15/2020		25,100	27,429
3.800% due 06/15/2021		16,800	18,445
Export-Import Bank of China
4.875% due 07/21/2015		$900	972
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	15,100	11,639
4.000% due 01/29/2021		$5,500	5,333
4.125% due 09/09/2015		12,000	12,365
5.125% due 06/29/2020		3,600	3,786
5.875% due 01/14/2015		29,900	32,221
8.125% due 01/21/2014		5,000	5,552
Instituto de Credito Oficial
3.154% due 03/25/2014	EUR	13,500	16,505
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (c)		10,565	11,911
2.100% due 09/15/2021 (c)		14,047	13,635
Korea Development Bank
8.000% due 01/23/2014		$3,000	3,303
Korea Finance Corp.
3.250% due 09/20/2016		2,400	2,372
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,100	2,179
Mexico Government International Bond
6.000% due 06/18/2015	MXN	401,600	29,543
6.050% due 01/11/2040		$4,200	5,156
6.250% due 06/16/2016	MXN	132,000	9,759
Panama Government International Bond
7.250% due 03/15/2015		$1,600	1,852
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	600	611
4.300% due 06/18/2042		700	810
Province of Ontario Canada
1.375% due 01/27/2014		$9,100	9,201
1.600% due 09/21/2016		300	299
1.875% due 09/15/2015		1,200	1,224
3.000% due 07/16/2018		2,600	2,739
3.150% due 06/02/2022	CAD	7,200	7,216
4.000% due 06/02/2021		39,400	42,517
4.200% due 03/08/2018		2,100	2,309
4.200% due 06/02/2020		15,100	16,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 03/08/2017	CAD	8,400	$9,233
4.400% due 06/02/2019		8,000	8,905
4.400% due 04/14/2020		$300	342
4.600% due 06/02/2039	CAD	3,900	4,623
4.700% due 06/02/2037		6,300	7,498
5.500% due 06/02/2018		2,300	2,700
Province of Quebec Canada
3.500% due 07/29/2020		$800	858
3.500% due 12/01/2022	CAD	1,100	1,125
4.250% due 12/01/2021		34,300	37,453
4.500% due 12/01/2016		300	332
4.500% due 12/01/2017		4,200	4,676
4.500% due 12/01/2018		5,400	6,026
4.500% due 12/01/2019		1,600	1,785
4.500% due 12/01/2020		2,200	2,449
Russia Government International Bond
3.625% due 04/29/2015		$1,200	1,209
South Africa Government International Bond
5.875% due 05/30/2022		500	578
Spain Government Bond
4.650% due 07/30/2025	EUR	20,700	24,412
4.900% due 07/30/2040		1,000	1,120
United Kingdom Gilt
4.250% due 09/07/2039	GBP	9,700	18,494
4.250% due 12/07/2040		1,600	3,054

Total Sovereign Issues (Cost $488,498)			482,010

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup, Inc.
6.150% due 12/15/2012		203,996	1,456
DG Funding Trust
2.700% due 12/31/2049		1,239	9,305

Total Preferred Securities (Cost $14,548)			10,761

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.5%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.890% due 06/10/2013		$41,500	41,446
Banco Bradesco S.A.
1.950% due 01/24/2013		6,100	6,148
Banco do Brasil S.A.
0.000% due 02/15/2012		39,700	39,626
Bank of Nova Scotia
0.700% due 10/18/2012		24,400	24,445
Intesa Sanpaolo SpA
2.375% due 12/21/2012		31,000	28,844
Itau Unibanco Holding S.A.
0.000% due 01/11/2012		17,700	17,678
0.000% due 02/06/2012		27,500	27,458

			185,645

COMMERCIAL PAPER 0.9%
Erste Abwicklungsanstalt
0.356% due 01/11/2012		43,300	43,296
Vodafone Group PLC
0.880% due 01/19/2012		36,200	36,186

			79,482

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.060% due 01/03/2012	$17,000	$17,000
(Dated 12/30/2011. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $17,611. Repurchase proceeds are $17,000.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	4,438	4,438
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.750% due 05/31/2016 valued at $4,528. Repurchase proceeds are $4,438.)

		21,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.039% due 01/19/2012 - 06/28/2012 (b)(e)	$35,322	$35,318

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 3.0%
	26,721,876	267,620

Total Short-Term Instruments (Cost $591,578)		589,503

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.0%
(Cost $474)	$655

Total Investments 123.3% (Cost $11,095,457)	$11,204,814

Written Options (k) (0.1%) (Premiums $31,729)	(7,778)

Other Assets and Liabilities (Net) (23.2%)	(2,111,130)

Net Assets 100.0%	$9,085,906

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $50,881 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended December 31, 2011 was $161,162 at a weighted average interest rate of 0.127%. On December 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $24,958 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	249	$118
90-Day Eurodollar December Futures	Long	12/2013	530	165
90-Day Eurodollar June Futures	Long	06/2012	4,140	1,455
90-Day Eurodollar June Futures	Long	06/2013	5,118	5,513
90-Day Eurodollar June Futures	Long	06/2014	434	43
90-Day Eurodollar March Futures	Long	03/2013	7,032	4,137
90-Day Eurodollar March Futures	Long	03/2014	1,290	2,470
90-Day Eurodollar September Futures	Long	09/2013	1,842	2,673
U.S. Treasury 5-Year Note March Futures	Long	03/2012	7,984	2,941
U.S. Treasury 10-Year Note March Futures	Long	03/2012	2,502	2,004

				$21,519

(h)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities with an aggregate market value of $40,624 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	$	186,800	$(66,928)	$(15,886)
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	EUR	10,700	1,505	128
Pay	6-Month EUR-EURIBOR	3.650%	09/21/2021		9,700	1,536	330
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022		159,200	1,767	4,768
Pay	6-Month EUR-EURIBOR	2.750%	03/21/2022		143,200	5,854	4,101
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022		98,000	6,925	2,035

						$(49,341)	$(4,524)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(i)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.289%	$	5,100	$139	$143	$(4)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	2.289%		6,000	163	176	(13)

								$302	$319	$(17)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	4.846%	$	10,600	$28	$0	$28
Ally Financial, Inc.	DUB	5.000%	12/20/2016	6.423%		12,200	(620)	(384)	(236)
American International Group, Inc.	UAG	1.000%	12/20/2020	4.832%		100	(22)	(22)	(0)
ArcelorMittal	FBF	1.000%	06/20/2016	5.178%		3,500	(551)	(177)	(374)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.463%		5,300	(75)	(94)	19
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.082%		3,900	(10)	0	(10)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	1.463%		2,600	(37)	(46)	9
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	1.463%		2,600	(36)	(47)	11
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.350%		700	(8)	(6)	(2)
Brazil Government International Bond	BRC	1.000%	12/20/2012	0.764%		7,600	21	12	9
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.306%		1,000	(10)	(14)	4
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.350%		2,300	(28)	(20)	(8)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.422%		1,300	(22)	(9)	(13)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.476%		21,600	(432)	(31)	(401)
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.568%		31,000	(819)	(781)	(38)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.350%		1,000	(13)	(16)	3
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.476%		51,100	(1,024)	(156)	(868)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.306%		6,600	(65)	(70)	5
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.476%		8,100	(163)	(20)	(143)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.306%		8,200	(81)	(209)	128
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.350%		5,500	(67)	(69)	2
Brazil Government International Bond	GST	1.000%	06/20/2015	1.306%		900	(9)	(12)	3
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.350%		3,300	(41)	(33)	(8)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.476%		25,400	(509)	(37)	(472)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.306%		10,900	(109)	(120)	11
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.350%		3,300	(41)	(34)	(7)
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.525%		5,300	(123)	(31)	(92)
Brazil Government International Bond	MYC	1.000%	06/20/2015	1.306%		1,500	(15)	(15)	(0)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.350%		700	(9)	(7)	(2)
China Government International Bond	BPS	1.000%	03/20/2016	1.290%		500	(6)	6	(12)
China Government International Bond	BRC	1.000%	03/20/2016	1.290%		1,000	(11)	12	(23)
China Government International Bond	CBK	1.000%	06/20/2016	1.350%		13,200	(192)	142	(334)
China Government International Bond	DUB	1.000%	06/20/2016	1.350%		6,900	(100)	76	(176)
China Government International Bond	DUB	1.000%	09/20/2016	1.403%		2,000	(35)	11	(46)
China Government International Bond	FBF	1.000%	03/20/2015	1.087%		5,000	(11)	24	(35)
China Government International Bond	GST	1.000%	09/20/2016	1.403%		800	(14)	4	(18)
China Government International Bond	JPM	1.000%	06/20/2016	1.350%		5,500	(80)	59	(139)
China Government International Bond	JPM	1.000%	09/20/2016	1.403%		4,300	(76)	25	(101)
China Government International Bond	MYC	1.000%	09/20/2016	1.403%		2,100	(37)	11	(48)
China Government International Bond	RYL	1.000%	06/20/2016	1.350%		5,100	(74)	54	(128)
China Government International Bond	RYL	1.000%	09/20/2016	1.403%		1,400	(25)	10	(35)
China Government International Bond	UAG	1.000%	09/20/2016	1.403%		700	(12)	4	(16)
Citigroup, Inc.	JPM	1.000%	09/20/2012	1.937%		3,600	(23)	(20)	(3)
Credit Agricole S.A.	BOA	1.000%	06/20/2016	5.563%	EUR	6,900	(1,540)	(725)	(815)
Dell, Inc.	GST	1.000%	06/20/2018	1.500%	$	11,200	(329)	(189)	(140)
France Government Bond	BOA	0.250%	03/20/2016	2.031%		11,600	(815)	(371)	(444)
France Government Bond	BRC	0.250%	03/20/2016	2.031%		2,200	(155)	(82)	(73)
France Government Bond	BRC	0.250%	09/20/2016	2.128%		1,300	(106)	(79)	(27)
France Government Bond	DUB	0.250%	03/20/2016	2.031%		1,100	(78)	(45)	(33)
France Government Bond	GST	0.250%	03/20/2016	2.031%		21,500	(1,510)	(649)	(861)
France Government Bond	GST	0.250%	06/20/2016	2.082%		21,200	(1,613)	(554)	(1,059)
France Government Bond	HUS	0.250%	09/20/2016	2.128%		2,300	(188)	(117)	(71)
France Government Bond	MYC	0.250%	03/20/2016	2.031%		700	(49)	(24)	(25)
France Government Bond	MYC	0.250%	09/20/2016	2.128%		3,600	(294)	(170)	(124)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	RYL	0.250%	12/20/2015	1.997%	$	2,100	$(137)	$(42)	$(95)
France Government Bond	RYL	0.250%	03/20/2016	2.031%		50,600	(3,553)	(1,530)	(2,023)
France Government Bond	UAG	0.250%	09/20/2015	1.958%		1,400	(84)	(37)	(47)
France Government Bond	UAG	0.250%	03/20/2016	2.031%		3,000	(210)	(121)	(89)
General Electric Capital Corp.	CBK	3.850%	03/20/2014	1.994%		5,000	209	0	209
General Electric Capital Corp.	DUB	4.750%	12/20/2013	1.936%		11,100	624	0	624
Germany Government Bond	CBK	0.250%	12/20/2016	0.989%		4,200	(147)	(166)	19
Germany Government Bond	GST	0.250%	12/20/2016	0.989%		8,500	(299)	(335)	36
Indonesia Government International Bond	BOA	1.000%	06/20/2016	1.922%		18,800	(721)	(349)	(372)
Indonesia Government International Bond	BOA	1.000%	09/20/2016	1.997%		700	(31)	(11)	(20)
Indonesia Government International Bond	BOA	1.000%	06/20/2021	2.447%		7,500	(825)	(539)	(286)
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.725%		1,100	(28)	(26)	(2)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.997%		5,300	(231)	(79)	(152)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.997%		2,400	(105)	(38)	(67)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.254%		1,200	(12)	17	(29)
Japan Government International Bond	GST	1.000%	12/20/2015	1.219%		5,700	(47)	139	(186)
Japan Government International Bond	GST	1.000%	06/20/2016	1.307%		9,400	(121)	96	(217)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.254%		2,500	(25)	22	(47)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	2.874%		500	(36)	(14)	(22)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	2.874%		500	(36)	(15)	(21)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	2.874%		500	(37)	(15)	(22)
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	2.231%		7,900	(538)	(323)	(215)
MetLife, Inc.	BOA	1.000%	09/20/2015	3.006%		7,500	(513)	(492)	(21)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.060%		18,100	(1,345)	(865)	(480)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.060%		6,900	(513)	(251)	(262)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.281%		400	(4)	(6)	2
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.173%		5,500	(28)	(124)	96
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.173%		3,600	(19)	(83)	64
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.281%		1,200	(12)	(18)	6
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.362%		16,600	(238)	(122)	(116)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.410%		40,900	(706)	99	(805)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.364%		1,200	(18)	0	(18)
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.454%		7,100	(143)	(33)	(110)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.281%		5,400	(53)	(63)	10
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.281%		600	(5)	(8)	3
Morgan Stanley	CBK	1.000%	06/20/2013	4.621%		3,500	(176)	(209)	33
NRG Energy, Inc.	GST	5.000%	12/20/2016	6.122%		1,600	(70)	(7)	(63)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.550%		1,000	3	0	3
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.473%		9,000	(485)	(263)	(222)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.859%		3,300	(449)	(128)	(321)
Republic of Italy Government Bond	DUB	1.000%	06/20/2016	4.846%		6,400	(911)	(165)	(746)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.859%		1,100	(150)	(42)	(108)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.846%		2,500	(356)	(49)	(307)
Spain Government Bond	BOA	1.000%	03/20/2016	3.724%		1,200	(121)	(79)	(42)
Spain Government Bond	CBK	1.000%	06/20/2016	3.736%		8,200	(870)	(568)	(302)
Spain Government Bond	GST	1.000%	03/20/2016	3.724%		1,100	(111)	(73)	(38)
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.441%	EUR	16,900	(169)	(238)	69
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.411%		26,600	(198)	(398)	200
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.872%	$	8,900	52	182	(130)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.872%		10,900	65	189	(124)
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.946%		20,600	62	82	(20)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.828%		2,200	16	42	(26)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.828%		9,700	72	187	(115)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.792%		2,100	18	49	(31)
United Kingdom Gilt	GST	1.000%	12/20/2016	0.946%		55,400	165	189	(24)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.648%		3,800	44	17	27
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.872%		4,900	29	85	(56)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.648%		16,700	193	65	128
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.872%		3,500	21	61	(40)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.872%		4,700	28	81	(53)

							$(25,548)	$(11,357)	$(14,191)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	2,600	$169	$259	$(90)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		66,000	4,831	8,422	(3,591)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		19,100	1,398	2,313	(915)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		1,000	73	136	(63)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		400	29	50	(21)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		38,000	2,782	4,139	(1,357)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		3,000	220	345	(125)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		11,000	806	1,288	(482)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		7,200	578	977	(399)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		9,500	762	1,279	(517)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		23,100	1,854	3,118	(1,264)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,200	818	1,259	(441)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		10,800	867	1,436	(569)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		4,700	377	619	(242)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		1,000	80	132	(52)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		4,900	393	637	(244)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		1,900	152	263	(111)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,400	376	466	(90)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		2,500	214	339	(125)
CDX.EM-15 5-Year Index	JPM	5.000%	06/20/2016		4,700	401	620	(219)
CDX.HY-8 5-Year Index 35-100%	CBK	0.350%	06/20/2012		13,941	19	0	19
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,742	7	0	7
CDX.HY-8 5-Year Index 35-100%	CBK	0.400%	06/20/2012		3,604	6	0	6
CDX.IG-9 5-Year Index 15-30%	GST	1.120%	12/20/2012		20,100	225	0	225
CDX.IG-9 5-Year Index 15-30%	JPM	1.120%	12/20/2012		4,600	52	0	52
CDX.IG-9 5-Year Index 15-30%	MYC	0.960%	12/20/2012		9,100	87	0	87
CDX.IG-9 5-Year Index 30-100%	BRC	0.750%	12/20/2012		35,590	275	0	275
CDX.IG-9 5-Year Index 30-100%	GST	0.700%	12/20/2012		23,341	168	0	168
CDX.IG-9 10-Year Index 30-100%	GST	0.540%	12/20/2017		1,833	24	0	24
CDX.IG-9 10-Year Index 30-100%	JPM	0.550%	12/20/2017		4,051	54	0	54
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		4,533	35	0	35
CDX.IG-10 5-Year Index 30-100%	GST	0.460%	06/20/2013		5,690	39	0	39

						$18,171	$28,097	$(9,926)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	124,100	$416	$(161)	$577
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		24,900	109	(106)	215
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		49,100	709	(17)	726
Pay	1-Year BRL-CDI	10.570%	01/02/2012	UAG	BRL	4,600	(38)	(83)	45
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS		3,200	13	0	13

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.830%	01/02/2012	BRC	BRL	900	$7	$2	$5
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		1,100	12	5	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		20,800	444	0	444
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		24,000	737	(160)	897
Pay	1-Year BRL-CDI	14.760%	01/02/2012	HUS		1,200	73	8	65
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		10,000	6	(8)	14
Pay	1-Year BRL-CDI	10.450%	01/02/2013	MYC		22,900	17	(11)	28
Pay	1-Year BRL-CDI	10.600%	01/02/2013	UAG		12,900	22	0	22
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		14,100	97	(27)	124
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		8,700	75	0	75
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		18,300	299	1	298
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		12,900	197	(9)	206
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		75,300	1,266	20	1,246
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		81,200	1,365	47	1,318
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		79,800	1,289	124	1,165
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		32,100	519	0	519
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		19,300	328	(28)	356
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBC		6,800	87	7	80
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		6,100	77	7	70
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		11,600	206	18	188
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		7,700	114	22	92
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		5,600	107	14	93
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		60,500	1,243	192	1,051
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		87,500	1,809	(53)	1,862
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		36,100	807	169	638
Pay	1-Year BRL-CDI	12.450%	01/02/2013	BRC		16,900	211	8	203
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		31,700	634	69	565
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		35,500	455	27	428
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		35,400	753	123	630
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		52,900	1,258	80	1,178
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		13,200	7	(38)	45
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		48,200	48	(95)	143
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		31,000	87	(36)	123
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		5,900	20	4	16
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		6,500	24	0	24
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		3,000	14	4	10
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		12,000	121	(6)	127
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		12,500	134	6	128
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		21,100	243	0	243
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		29,500	480	(1)	481
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		6,500	133	29	104
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		6,100	138	0	138
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		13,000	315	(3)	318
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		6,200	156	17	139
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		75,100	2,203	155	2,048
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		39,600	1,179	59	1,120
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		28,600	532	(19)	551
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		32,800	1,029	228	801
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		37,800	1,061	0	1,061
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GLM	$	4,200	(1,454)	84	(1,538)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBC		86,700	(29,994)	2,107	(32,101)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	BRC	AUD	2,600	(9)	(3)	(6)
Pay	6-Month AUD Bank Bill	4.250%	06/15/2017	DUB		3,900	(13)	(2)	(11)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	CBK		5,200	157	39	118
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	DUB		2,600	79	21	58
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	GLM		56,800	1,720	216	1,504
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	RYL		5,200	158	42	116
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	CBK		14,800	742	(106)	848
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	BRC	EUR	6,700	277	(112)	389
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	BRC		22,700	1,749	210	1,539
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BRC		44,500	6,053	238	5,815
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	32,100	3,020	11	3,009
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		88,400	8,318	50	8,268
Pay	6-Month GBP-LIBOR	3.250%	06/20/2042	HUS		3,900	250	(27)	277
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	29,500	(16)	15	(31)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		464,500	(264)	176	(440)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	30,400	$(17)	$6	$(23)
Pay	28-Day MXN TIIE	6.350%	06/02/2021	MYC		28,000	(53)	7	(60)

							$14,350	$3,556	$10,794

(j)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	120,200	$474	$655

(k)	Written options outstanding on December 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	1,116	$889	$(89)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	130,700	$647	$(105)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		633,600	2,975	(860)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		118,600	677	(160)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		240,400	481	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		134,400	507	(74)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		81,000	682	(32)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,700	66	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		43,600	196	(154)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		94,900	670	(534)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		76,500	454	(30)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		40,100	248	(16)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		302,400	839	(1,066)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		354,000	2,787	(141)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		93,700	1,025	(3)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,800	472	(2)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		113,500	1,232	(4)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		79,300	863	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		35,100	361	(176)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		135,300	1,372	(4)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		37,300	366	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		210,500	1,861	(7)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		39,300	472	(257)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		61,900	1,530	(10)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		201,200	3,471	(1,317)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		179,400	2,474	(1,175)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		19,800	252	(130)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		20,600	517	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		162,800	2,259	(1,066)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		34,000	205	0

								$30,052	$(7,348)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	13,700	$ 116	$(52)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		32,900	293	(131)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		14,800	191	(62)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		4,900	37	(22)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		15,400	151	(74)

							$ 788	$(341)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 12/31/2010	3,220	$2,572,000	EUR	2,000	$23,283
Sales	5,975	5,328,700		0	28,641
Closing Buys	(8,067)	(3,942,000)		(2,000)	(19,515)
Expirations	0	(5,900)		0	(24)
Exercised	(12)	(125,900)		0	(656)

Balance at 12/31/2011	1,116	$3,826,900	EUR	0	$31,729

(l)	Restricted securities as of December 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	06/09/2011	$4,039	$3,338	0.04%

(m)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	12/01/2042	$9,000	$9,728	$(9,802)
Fannie Mae	6.000%	01/01/2042	17,000	18,546	(18,721)

				$28,274	$(28,523)

(n)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,700	01/2012	FBL	$0	$(42)	$(42)
Sell		1,800	01/2012	HUS	0	(28)	(28)
Sell		15,195	02/2012	CBK	14	(231)	(217)
Sell		34,253	02/2012	JPM	0	(1,179)	(1,179)
Buy	BRL	13,003	01/2012	HUS	39	0	39
Sell		13,003	01/2012	HUS	109	0	109
Buy		153,465	01/2012	JPM	463	0	463
Sell		153,465	01/2012	JPM	682	(84)	598
Buy		229,673	01/2012	MSC	27	(5,815)	(5,788)
Sell		229,673	01/2012	MSC	10	(697)	(687)
Buy		45,393	01/2012	UAG	137	0	137
Sell		45,393	01/2012	UAG	328	(40)	288
Buy		130,476	03/2012	JPM	44	0	44
Sell	CAD	21,750	02/2012	BRC	20	(160)	(140)
Sell		17,884	02/2012	CBK	0	(209)	(209)
Sell		157,467	02/2012	DUB	0	(326)	(326)
Sell		1,441	02/2012	GST	0	(15)	(15)
Buy		2,793	02/2012	JPM	24	0	24
Sell		32,912	02/2012	JPM	26	(184)	(158)
Sell		8,130	02/2012	MSC	0	(65)	(65)
Sell		13,944	02/2012	RBC	3	(122)	(119)
Sell		3,357	02/2012	UAG	0	(45)	(45)
Buy	CNY	50,000	02/2012	BRC	72	0	72
Buy		11,567	02/2012	HUS	26	0	26
Buy		181,109	06/2012	BRC	163	0	163
Sell		14,092	06/2012	BRC	0	(15)	(15)
Buy		38,889	06/2012	CBK	24	(13)	11
Buy		29,986	06/2012	DUB	0	(37)	(37)
Sell		8,303	06/2012	FBL	0	(5)	(5)
Buy		144,390	06/2012	HUS	92	0	92
Sell		15,872	06/2012	HUS	5	0	5
Buy		135,743	06/2012	JPM	88	(54)	34
Sell		31,308	06/2012	JPM	0	(20)	(20)
Buy		21,678	06/2012	MSC	7	0	7
Buy		11,540	06/2012	RYL	14	0	14
Sell		10,875	06/2012	UAG	0	(9)	(9)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	188,693	10/2012	GST	$0	$(84)	$(84)
Buy		94,680	02/2013	UAG	0	(178)	(178)
Buy	EUR	71,097	01/2012	BRC	0	(1,707)	(1,707)
Sell		178,987	01/2012	BRC	11,737	0	11,737
Buy		90,257	01/2012	CBK	0	(1,535)	(1,535)
Sell		15,476	01/2012	CBK	115	0	115
Buy		9,616	01/2012	DUB	0	(508)	(508)
Sell		178,176	01/2012	DUB	14,010	0	14,010
Sell		189,419	01/2012	FBL	7,893	0	7,893
Sell		9,763	01/2012	GST	135	0	135
Buy		26,706	01/2012	JPM	0	(763)	(763)
Sell		29,020	01/2012	JPM	1,591	0	1,591
Buy		1,564	01/2012	MSC	4	0	4
Sell		11,831	01/2012	MSC	171	0	171
Buy		1,091	01/2012	RBC	0	(69)	(69)
Sell		35,276	01/2012	RBC	1,100	0	1,100
Buy		43,032	01/2012	UAG	0	(798)	(798)
Sell		24,490	01/2012	UAG	1,156	0	1,156
Sell		58,845	02/2012	BRC	733	0	733
Sell		83,355	02/2012	CBK	1,004	0	1,004
Sell		12,357	02/2012	JPM	128	0	128
Sell		34,862	02/2012	UAG	345	0	345
Sell	GBP	13,564	01/2012	BRC	205	0	205
Buy		14,629	01/2012	CBK	1	(2)	(1)
Sell		9,000	01/2012	DUB	0	(2)	(2)
Sell		54,335	01/2012	GST	633	0	633
Buy		5,918	01/2012	JPM	0	(62)	(62)
Buy		56,353	01/2012	RBC	0	(733)	(733)
Sell		1	01/2012	RBC	0	0	0
Sell		2,211	02/2012	BRC	0	(32)	(32)
Sell		1,920	02/2012	CBK	0	(7)	(7)
Sell		56,353	02/2012	RBC	732	0	732
Sell	IDR	64,587,000	01/2012	BRC	179	0	179
Buy		30,000,000	01/2012	CBK	0	(62)	(62)
Buy		56,173,390	01/2012	JPM	0	(209)	(209)
Sell		72,686,500	01/2012	MSC	154	0	154
Sell		44,826,000	01/2012	UAG	94	0	94
Sell		13,901,000	07/2012	BRC	18	0	18
Sell		1,279,425	07/2012	GST	2	0	2
Buy		199,936,535	07/2012	HUS	0	(941)	(941)
Sell		88,830,000	07/2012	HUS	127	0	127
Sell	INR	229,140	07/2012	DUB	362	0	362
Sell		908,354	07/2012	JPM	1,415	0	1,415
Buy		1,137,494	07/2012	UAG	0	(4,047)	(4,047)
Sell	KRW	48,974,898	02/2012	CBK	1,531	0	1,531
Sell		1,651,000	02/2012	GST	41	0	41
Sell		4,183,000	02/2012	JPM	82	0	82
Sell		1,675,000	02/2012	MSC	31	0	31
Buy		56,483,898	02/2012	UAG	0	(4,418)	(4,418)
Buy	MXN	7,665	03/2012	BRC	0	(2)	(2)
Sell		335,490	03/2012	CBK	681	0	681
Buy		59,604	03/2012	HUS	2	(117)	(115)
Sell		79,771	03/2012	HUS	316	0	316
Sell		82,900	03/2012	MSC	293	0	293
Sell		134,861	03/2012	UAG	491	0	491
Sell	MYR	41,207	04/2012	CBK	386	0	386
Buy		41,207	04/2012	UAG	0	(640)	(640)
Sell	PHP	919,302	03/2012	BRC	524	0	524
Buy		265,500	03/2012	CBK	0	(64)	(64)
Sell		33,000	03/2012	CBK	0	(10)	(10)
Sell		64,275	03/2012	GST	34	0	34
Buy		60,000	03/2012	HUS	0	(10)	(10)
Buy		942,164	03/2012	JPM	0	(192)	(192)
Sell		316,683	03/2012	JPM	23	(46)	(23)
Buy		65,597	03/2012	MSC	0	(10)	(10)
Sell	SGD	15,224	02/2012	CBK	179	0	179
Buy	TWD	49,903	01/2012	BRC	0	(94)	(94)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	54,392	01/2012	BRC	$0	$(20)	$(20)
Buy		30,000	01/2012	GST	0	(55)	(55)
Buy		30,000	01/2012	HUS	0	(55)	(55)
Buy		30,000	01/2012	JPM	0	(54)	(54)
Sell		85,511	01/2012	MSC	0	(24)	(24)
Sell	ZAR	2,421	01/2012	BRC	1	0	1
Buy		16,721	01/2012	JPM	0	(229)	(229)
Sell		14,300	01/2012	JPM	14	0	14

					$51,090	$(27,174)	$23,916

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$24,613	$0	$24,613
Corporate Bonds & Notes
Banking & Finance	0	2,289,623	7,594	2,297,217
Industrials	0	601,540	0	601,540
Utilities	0	137,376	0	137,376
Municipal Bonds & Notes
California	0	165,191	0	165,191
Colorado	0	4,004	0	4,004
Connecticut	0	21,195	0	21,195
Florida	0	5,217	0	5,217
Illinois	0	12,594	0	12,594
Iowa	0	796	0	796
Nebraska	0	7,449	0	7,449
Nevada	0	5,160	0	5,160
New Jersey	0	53,151	0	53,151
New York	0	44,389	0	44,389
Ohio	0	11,011	0	11,011
Texas	0	36,123	0	36,123
U.S. Government Agencies	0	3,871,888	39	3,871,927
U.S. Treasury Obligations	0	2,163,420	0	2,163,420
Mortgage-Backed Securities	0	475,607	1,033	476,640
Asset-Backed Securities	0	144,821	38,051	182,872
Sovereign Issues	0	482,010	0	482,010
Preferred Securities
Banking & Finance	0	1,456	9,305	10,761
Short-Term Instruments
Certificates of Deposit	0	185,645	0	185,645

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Commercial Paper	$0	$79,482	$0	$79,482
Repurchase Agreements	0	21,438	0	21,438
U.S. Treasury Bills	0	35,318	0	35,318
PIMCO Short-Term Floating NAV Portfolio	267,620	0	0	267,620
Purchased Options
Interest Rate Contracts	0	655	0	655
	$267,620	$10,881,172	$56,022	$11,204,814

Short Sales, at value	$0	$(28,523)	$0	$(28,523)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,752	0	2,752
Foreign Exchange Contracts	0	51,090	0	51,090
Interest Rate Contracts	21,519	56,366	0	77,885
	$21,519	$110,208	$0	$131,727

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(26,886)	0	(26,886)
Foreign Exchange Contracts	0	(27,174)	0	(27,174)
Interest Rate Contracts	0	(57,533)	(341)	(57,874)
	$0	$(111,593)	$(341)	$(111,934)

Totals	$289,139	$10,851,264	$55,681	$11,196,084

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,210	$7,751	$(2,200)	$(41)	$0	$(362)	$0	$(764)	$7,594	$(115)
Industrials	591	0	(594)	0	129	(126)	0	0	0	0
U.S. Government Agencies	42	0	(3)	0	0	0	0	0	39	0
Mortgage-Backed Securities	0	1,090	0	2	0	(59)	0	0	1,033	(59)
Asset-Backed Securities	43,801	29,308	(16,182)	123	95	(2,305)	0	(16,789)	38,051	(2,305)
Preferred Securities
Banking & Finance	9,459	0	0	0	0	(154)	0	0	9,305	(154)
Short-Term Instruments
Short-Term Notes	9,942	0	(10,200)	254	0	4	0	0	0	0
	$67,045	$38,149	$(29,179)	$338	$224	$(3,002)	$0	$(17,553)	$56,022	$(2,633)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Category and Subcategory (3)	Beginning Balance at 12/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(6,469)	$0	$0	$0	$3,684	$2,444	$0	$0	$(341)	$485

Totals	$60,576	$38,149	$(29,179)	$338	$3,908	$(558)	$0	$(17,553)	$55,681	$(2,148)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$655	$655
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	6,894	6,894
Unrealized appreciation on foreign currency contracts	0	0	0	51,090	0	51,090
Unrealized appreciation on OTC swap agreements	0	2,752	0	0	45,004	47,756

	$0	$2,752	$0	$51,090	$52,553	$106,395

Liabilities:
Written options outstanding	$0	$0	$0	$0	$7,778	$7,778
Variation margin payable on financial derivative instruments (2)	0	0	0	0	250	250
Unrealized depreciation on foreign currency contracts	0	0	0	27,174	0	27,174
Unrealized depreciation on OTC swap agreements	0	26,886	0	0	34,210	61,096

	$0	$26,886	$0	$27,174	$42,238	$96,298

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$28,852	$0	$8,078	$(26,244)	$10,686
Net realized gain on foreign currency transactions	0	0	0	37,685	0	37,685

	$0	$28,852	$0	$45,763	$(26,244)	$48,371

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$181	$181
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(40,962)	0	0	57,709	16,747
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	6,671	0	6,671

	$0	$(40,962)	$0	$6,671	$57,890	$23,599

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $21,519 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(4,524) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,793)	$4,337	$544
BPS	2,229	(2,390)	(161)
BRC	27,789	(28,500)	(711)
CBK	326	425	751
DUB	11,032	(11,640)	(608)
FBF	936	(1,070)	(134)
FBL	7,846	(7,800)	46
GLM	2,679	(2,300)	379
GST	(3,843)	3,230	(613)
HUS	14,144	(14,270)	(126)
JPM	3,555	(3,770)	(215)
MSC	(5,914)	3,903	(2,011)
MYC	4,800	(5,535)	(735)
RBC	(26,126)	25,807	(319)
RYL	(4,244)	4,751	507
SOG	214	(160)	54
UAG	(7,473)	6,353	(1,120)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the

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values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended December 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(g) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by the Portfolio may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency

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Notes to Financial Statements (Cont.)

contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Portfolio with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. The Portfolio may write a Futures Option for income purposes or to hedge an existing position or future investment. The Portfolio may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the

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possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to

DECEMBER 31, 2011	ANNUAL REPORT	33

Notes to Financial Statements (Cont.)

changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory  Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of Allianz Asset Management, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributors was 0.15% during the current fiscal year.

The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$483,542	$99,574

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 12/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)	Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$1,967,786	$2,581,537	$(4,281,400)	$(664)	$361	$267,620	$5,536

DECEMBER 31, 2011	ANNUAL REPORT	35

Notes to Financial Statements (Cont.)

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$33,880,383	$31,385,905	$3,471,548	$2,192,931

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2011		Year Ended 12/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,894	$54,682	8,789	$100,305
Administrative Class	170,336	1,902,763	236,850	2,659,174
Advisor Class	58,223	650,884	37,928	428,938
Issued as reinvestment of distributions
Institutional Class	915	10,148	1,389	15,471
Administrative Class	27,697	307,234	33,577	374,028
Advisor Class	3,266	36,176	2,227	24,785
Cost of shares redeemed
Institutional Class	(7,911)	(88,246)	(8,872)	(98,978)
Administrative Class	(149,557)	(1,669,759)	(129,418)	(1,456,314)
Advisor Class	(13,509)	(151,255)	(8,087)	(91,444)
Net increase resulting from Portfolio share transactions	94,354	$1,052,627	174,383	$1,955,965

As of December 31, 2011, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 30% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral	Qualified Late-Year Loss Deferral
$182,710	$5,789	$104,627	$(18,826)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$11,105,206	$280,851	$(181,244)	$99,608

(3)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal years ended December 31, 2011 and December 31, 2010, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$279,884	$73,676	$—
12/31/2010	$400,288	$13,999	$—

(4)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

DECEMBER 31, 2011	ANNUAL REPORT	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.19%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	41

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT71AR_123111

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2011

PIMCO Unconstrained Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2011. On the following pages please find specific details as to the Portfolios’ investment performance and a discussion of the factors that affected performance.

During the reporting period, a number of diverse yet inter-related events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the European sovereign debt crisis amplified concerns over the potential default of Greece, contagion to the rest of the region and the negative impact such a default (or defaults) would have on the global banking sector. As a result, Europe’s sovereign bond markets experienced heightened volatility, forcing yields to increase significantly among peripheral countries amid growing speculation of a possible breakup of the Eurozone. On November 29, 2011, the Federal Reserve enacted targeted liquidity provisions in an effort to provide lower-cost financing to global banks in order to increase the supply of U.S. dollar loans at lower rates to European banks, which may help to ease stress on the European credit markets by increasing liquidity. In addition, a number of Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, prompting sovereign downgrades by the major rating agencies. And outside of the reporting period on January 13, 2012, Standard & Poor’s reduced its credit ratings of nine European countries.

Furthermore, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth in assets of the European Financial Stability Fund (EFSF), many Eurozone countries face increasing unemployment and worsening debt-to-GDP (Gross Domestic Product) ratios. On January 16, 2012, Standard and Poor’s reduced its rating on the EFSF European bailout fund from AAA to AA+ in coordination with its previous downgrade on the sovereign debt of nine European nations. As such, the core of the problem remains that a number of European economies continue to suffer from a significant loss of competitiveness, high debt loads and negative demographics.

Within the U.S., Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. The polarization in Washington, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy, was further expressed via the failure of the Congressional Joint Select Committee on Deficit Reduction to reach agreement in November 2011 on required deficit reductions.

Finally, in the Middle East and North Africa, ongoing social unrest and political uncertainty continued to increase concern over stability in the region, which was further amplified recently by Iran’s “saber rattling” over a potential embargo of Iranian oil by Western nations.

In sum, these events are clear indicators of significant structural re-alignments—social, political and economic—that are taking place at once throughout the world. Governments worldwide will be required to continue to work in a coordinated effort to address these growing issues of economic power and decline. As such, being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

2	PIMCO VARIABLE INSURANCE TRUST

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

Yields on U.S. Treasury securities ended the period significantly lower (with prices on these securities therefore higher) due to a perceived flight-to-quality that was primarily brought on by concern over the European sovereign debt crisis. This combined with a weaker global growth outlook, resulting in increased demand for bonds of nations with stronger balance sheets, top credit ratings, and independent currency and monetary policy. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%; the Bank of England held its key lending rate at 0.50%; and the European Central Bank reduced its main policy rate to 1.00%. The benchmark ten-year U.S. Treasury note yielded 1.95% at the end of the reporting period, as compared to 3.29% on December 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.84%.

■

U.S. Treasury Inflation-Protected Securities (TIPS) posted strong positive returns, as measured by the Barclays Capital U.S. TIPS Index, which gained 13.56%. TIPS returns were supported by a rally in real yields which decreased as economic growth prospects continued to wane and as investors sought higher quality investments amid the Eurozone crisis. Despite strong gains, TIPS underperformed nominal U.S. Treasury securities amid narrowing breakeven inflation levels (a proxy for inflation expectations) which compressed amid slowing global growth. A diversified commodity index posted negative returns, as measured by the Dow Jones-UBS Commodity Index Total Return, which declined 13.32%.

■

Investment grade corporate bonds and high yield credit generally underperformed like-duration U.S. Treasury securities due to continued volatility as a result of the European sovereign debt crisis, despite resilient corporate earnings during the period. In particular, the financial sector underperformed the broader corporate sector on continued concern over sovereign debt contagion and funding challenges for European banks.

■

Returns on emerging market (EM) fixed income assets varied over the period as investors oscillated between being either “risk-on” or “risk-off”, depending on changes in sentiment toward the European sovereign debt crisis. In general, EM debt benefited from stronger economic conditions against the back drop of an increasingly uncertain economic outlook in developed countries.

■

Equity markets worldwide remained volatile throughout the reporting period as investors responded to muted global economic growth prospects, rising concerns over the European sovereign debt crisis, and political gridlock in Washington. U.S. equities, as measured by the S&P 500 Index, returned 2.11%, while global equities, as represented by the MSCI World Index, declined 5.54%. Emerging market equities, as represented by the MSCI Emerging Markets Index, declined 18.42% and underperformed developed market equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 25, 2012

DECEMBER 31, 2011	ANNUAL REPORT	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of eighteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Because the Portfolio may invest in derivatives, it could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

On the performance summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

DECEMBER 31, 2011	ANNUAL REPORT	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2011

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	26.4%
U.S. Government Agencies	24.2%
Corporate Bonds & Notes	16.2%
Asset-Backed Securities	7.2%
Sovereign Issues	6.5%
Mortgage-Backed Securities	5.4%
Municipal Bonds & Notes	5.3%
Short-Term Instruments	3.7%
Other	5.1%
‡	% of Total Investments as of 12/31/11

Cumulative Total Return for the period ended December 31, 2011
Class Inception (05/02/2011)
PIMCO Unconstrained Bond Portfolio Administrative Class	-1.05%
3 Month USD LIBOR Index±	0.20%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.09% for Administrative Class shares.

± 3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (07/01/11)	$1,000.00	$1,000.00
Ending Account Value (12/31/11)	$993.20	$1,019.91
Expenses Paid During Period*	$5.28	$5.35
Net Annualized Expense Ratio**	1.05%	1.05%

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for organizational or trustees’ fees. Details regarding fee waivers can be found in note 7 in the Notes to Financial Statements.

Please refer to the Important Information section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»	The Portfolio commenced operations on May 2, 2011.

»

U.S. duration (or sensitivity to changes in market interest rates) positioning, was approximately neutral for performance as yields fell over the reporting period. Long exposure to sovereign yields was offset by short duration hedging positions, primarily via interest rate swaps.

»

Non-U.S. duration positioning benefited performance, mainly driven by long exposure to core-European rates, as yields decreased over the reporting period. However, short duration exposure to Japanese rates, detracted slightly as yields fell over the reporting period.

»

Currency positions were net negative for performance, driven primarily by the Portfolio’s long exposure to the Mexican peso (MXN) and Indian rupee (INR), as well as short exposure to the Japanese yen (JPY). The MXN and INR depreciated versus the U.S. dollar (USD) over the reporting period, while the JPY appreciated versus the USD. However, short exposure to the European Monetary Union’s euro (EUR), and long exposure to Chinese yuan (CNY), added to returns as the EUR depreciated and the CNY appreciated versus the USD over the period.

»	Exposure to investment grade corporates detracted from performance, driven primarily by exposure to the financial sector, as spreads on global financials widened over the reporting period.

»

Exposure to non-Agency mortgages detracted from overall performance. The Markit ABX 06-2 Index, which generally tracks the price performance of non-Agency mortgages, declined from $56.50 to $42.75 over the reporting period.

»

Modest exposure to municipal bonds, including California Build America Bonds (BABs), added to returns. The Barclays Capital Municipal Bond Index and the Barclays Capital Build America Bonds Total Return Index increased over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.15
Net realized/unrealized (loss)	(0.26)
Total (loss) from investment operations	(0.11)
Dividends from net investment income	(0.08)
Total distributions	(0.08)
Net asset value end of period	$9.81
Total return	(1.05)%
Net assets end of period (000s)	$160,254
Ratio of expenses to average net assets	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*
Ratio of net investment income to average net assets	2.35	%*
Portfolio turnover rate	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2011

Assets:
Investments, at value	$175,937
Investments in Affiliates, at value	3,911
Repurchase agreements, at value	1,618
Cash	16
Deposits with counterparty	423
Foreign currency, at value	210
Receivable for investments sold	25,372
Receivable for Portfolio shares sold	117
Interest and dividends receivable	1,364
Dividends receivable from Affiliates	1
Variation margin receivable on financial derivative instruments	3
OTC swap premiums paid	1,090
Unrealized appreciation on foreign currency contracts	752
Unrealized appreciation on OTC swap agreements	558
Other assets	8
211,380

Liabilities:
Payable for investments purchased	$25,066
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	4,757
Payable for short sales	16,176
Deposits from counterparty	1,095
Payable for Portfolio shares redeemed	19
Written options outstanding	291
Accrued investment advisory fees	85
Accrued supervisory and administrative fees	43
Accrued servicing fees	15
Variation margin payable on financial derivative instruments	95
Reimbursement to PIMCO	3
OTC swap premiums received	401
Unrealized depreciation on foreign currency contracts	881
Unrealized depreciation on OTC swap agreements	2,198
51,126

Net Assets	$160,254

Net Assets Consist of:
Paid in capital	$162,602
Undistributed net investment income	1,488
Accumulated undistributed net realized (loss)	(723)
Net unrealized (depreciation)	(3,113)
$160,254

Net Assets:
Administrative Class	$160,254

Shares Issued and Outstanding:
Administrative Class	16,335

Net Asset Value and Redemption Price Per Share (Net Asset Value Per Share Outstanding):
Administrative Class	$9.81

Cost of Investments	$176,602
Cost of Investments in Affiliates	$3,910
Cost of Repurchase Agreements	$1,618
Cost of Foreign Currency Held	$210
Proceeds Received on Short Sales	$16,006
Premiums Received on Written Options	$562

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Period From May 2, 2011-December 31, 2011

Investment Income:
Interest	$3,026
Dividends from Affiliate investments	28
Total Income	3,054

Expenses:
Investment advisory fees	542
Supervisory and administrative fees	271
Servicing fees – Administrative Class	135
Trustees’ fees	1
Organization expense	37
Interest expense	1
Total Expenses	987
Waiver and/or Reimbursement by PIMCO	(50)
Net Expenses	937

Net Investment Income	2,117

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	595
Net realized (loss) on Affiliate investments	(18)
Net realized (loss) on futures contracts, written options and swaps	(1,879)
Net realized gain on foreign currency transactions	1,141
Net change in unrealized (depreciation) on investments	(817)
Net change in unrealized appreciation on Affiliate investments	1
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(2,160)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(137)
Net (Loss)	(3,274)

Net (Decrease) in Net Assets Resulting from Operations	$(1,157)

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	9

Statement of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Period From May 2, 2011-December 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,117
Net realized (loss)	(143)
Net realized (loss) on Affiliate investments	(18)
Net change in unrealized (depreciation)	(3,114)
Net change in unrealized appreciation on Affiliate investments	1
Net (decrease) resulting from operations	(1,157)

Distributions to Shareholders:
From net investment income
Administrative Class	(1,192)

Total Distributions	(1,192)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	162,603

Total Increase in Net Assets	160,254

Net Assets:
Beginning of period	0
End of period*	$160,254

*Including undistributed net investment income of:	$1,488

**	See note 11 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.9%
AES Corp.
4.250% due 05/27/2018		$2,481	$2,482
Charter Communications, Inc.
3.830% due 09/06/2016		992	973
DigitalGlobe, Inc.
5.750% due 09/21/2018		1,000	985
Kinetic Concepts, Inc.
7.000% due 05/04/2018		500	505
Springleaf Finance Corp.
5.500% due 05/10/2017		200	175
Terex Corp.
5.500% due 04/28/2017		399	401
6.000% due 04/28/2017	EUR	599	781

Total Bank Loan Obligations (Cost $6,384)			6,302

CORPORATE BONDS & NOTES 18.3%

BANKING & FINANCE 13.3%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		$1,300	1,221
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,273
Banco Bradesco S.A.
2.561% due 05/16/2014		300	295
Bank of America Corp.
5.650% due 05/01/2018		800	763
7.625% due 06/01/2019		1,200	1,242
Barclays Bank PLC
1.438% due 01/13/2014		600	582
5.125% due 01/08/2020		1,200	1,234
CIT Group, Inc.
7.000% due 05/01/2015		400	401
Citigroup, Inc.
2.453% due 08/13/2013		200	196
3.953% due 06/15/2016		100	100
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	1,000	1,110
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		$600	638
7.500% due 08/01/2012		400	413
Goldman Sachs Group, Inc.
3.625% due 02/07/2016		600	580
5.375% due 03/15/2020		1,200	1,186
HSBC Bank PLC
3.100% due 05/24/2016		500	501
International Lease Finance Corp.
6.250% due 05/15/2019		200	185
6.500% due 09/01/2014		800	822
JPMorgan Chase & Co.
3.450% due 03/01/2016		600	610
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	1,100	1,264
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$1,200	1,141
Merrill Lynch & Co., Inc.
5.571% due 10/04/2012		400	401
Morgan Stanley
5.750% due 01/25/2021		400	374
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		200	176
Royal Bank of Scotland Group PLC
4.375% due 03/16/2016		600	573
5.625% due 08/24/2020		1,200	1,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Corp.
0.718% due 01/27/2014	$400	$362
5.000% due 04/15/2015	500	482
6.250% due 01/25/2016	200	195
Union Bank N.A.
1.478% due 06/06/2014	1,200	1,183
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020	600	618

		21,274

INDUSTRIALS 4.3%
ALROSA Finance S.A.
7.750% due 11/03/2020	600	600
Altria Group, Inc.
4.750% due 05/05/2021	500	551
Audatex North America, Inc.
6.750% due 06/15/2018	550	558
Barrick North America Finance LLC
4.400% due 05/30/2021	100	109
BMW U.S. Capital LLC
1.013% due 12/21/2012	1,600	1,600
Charter Communications Operating LLC
8.000% due 04/30/2012	1,000	1,025
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019	100	120
Gerdau Trade, Inc.
5.750% due 01/30/2021	700	698
Hewlett-Packard Co.
0.786% due 05/24/2013	300	297
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	138
Noble Group Ltd.
6.625% due 08/05/2020	400	344
Novatek Finance Ltd.
5.326% due 02/03/2016	800	810

		6,850

UTILITIES 0.7%
AES Corp.
7.375% due 07/01/2021	1,100	1,191

Total Corporate Bonds & Notes (Cost $31,109)		29,315

CONVERTIBLE BONDS & NOTES 1.2%

INDUSTRIALS 1.2%
Electronic Arts, Inc.
0.750% due 07/15/2016	1,800	1,757
Transocean, Inc.
1.500% due 12/15/2037	200	198

Total Convertible Bonds & Notes (Cost $1,997)		1,955

MUNICIPAL BONDS & NOTES 6.0%

CALIFORNIA 2.5%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	2,886
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,204

		4,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014		$200	$206

MASSACHUSETTS 2.7%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031		3,900	4,295

NEW JERSEY 0.7%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041		1,000	1,087

Total Municipal Bonds & Notes (Cost $9,124)			9,678

U.S. GOVERNMENT AGENCIES 27.4%
Fannie Mae
3.500% due 09/01/2013 - 12/01/2041		5,408	5,632
4.000% due 04/01/2024 - 08/01/2041		24,794	26,097
4.500% due 01/01/2042		1,000	1,064
5.500% due 01/01/2042		2,000	2,178
Freddie Mac
1.743% due 10/25/2021 (a)		400	44
4.000% due 01/01/2042		5,000	5,245
4.500% due 03/01/2039 - 09/01/2041		2,000	2,121
5.500% due 01/01/2042 - 08/15/2051		1,400	1,532

Total U.S. Government Agencies (Cost $42,832)			43,913

U.S. TREASURY OBLIGATIONS 29.9%
U.S. Treasury Bonds
3.125% due 11/15/2041		2,500	2,613
3.750% due 08/15/2041		5,600	6,571
7.125% due 02/15/2023		200	302
7.250% due 08/15/2022		100	151
U.S. Treasury Inflation Protected Securities (d)
0.625% due 07/15/2021 (i)		4,018	4,301
1.125% due 01/15/2021 (h)(i)		3,209	3,580
2.125% due 02/15/2041		1,654	2,235
U.S. Treasury Notes
1.375% due 12/31/2018 (b)		2,100	2,104
2.000% due 11/15/2021		6,800	6,876
2.125% due 08/15/2021 (i)		6,600	6,767
2.250% due 07/31/2018		500	532
3.125% due 05/15/2019		900	1,009
3.125% due 05/15/2021 (h)(i)		9,700	10,827

Total U.S. Treasury Obligations (Cost $46,468)			47,868

MORTGAGE-BACKED SECURITIES 6.1%
BCAP LLC Trust
5.250% due 06/26/2036		1,135	959
Bear Stearns Adjustable Rate Mortgage Trust
2.697% due 01/25/2035		93	77
Countrywide Alternative Loan Trust
6.000% due 02/25/2037		937	600
6.000% due 05/25/2037		794	496
Granite Mortgages PLC
1.450% due 09/20/2044	GBP	571	846

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harborview Mortgage Loan Trust
0.695% due 11/19/2034		$126	$65
Indymac Index Mortgage Loan Trust
2.566% due 10/25/2034		91	76
JPMorgan Alternative Loan Trust
0.444% due 07/25/2036		640	533
RBSSP Resecuritization Trust
0.544% due 02/26/2037		1,851	1,535
Structured Asset Securities Corp.
5.500% due 09/25/2035		1,100	942
Thornburg Mortgage Securities Trust
0.357% due 03/25/2037		464	460
Wachovia Bank Commercial Mortgage Trust
0.358% due 06/15/2020		1,360	1,217
WaMu Mortgage Pass-Through Certificates
0.524% due 04/25/2045		186	136
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 01/25/2035		1,100	918
2.690% due 06/25/2035		969	886

Total Mortgage-Backed Securities (Cost $10,177)			9,746

ASSET-BACKED SECURITIES 8.2%
Avoca CLO BV
1.974% due 09/15/2021	EUR	2,518	3,046
Bear Stearns Asset-Backed Securities Trust
0.494% due 04/25/2037		$1,100	627
1.544% due 08/25/2037		333	195
Chester Asset Receivables Dealings
1.198% due 04/15/2016	GBP	600	904
Citibank Omni Master Trust
2.378% due 05/16/2016		$2,000	2,012
Countrywide Asset-Backed Certificates
0.554% due 05/25/2036		298	254
5.103% due 05/25/2035		800	627
5.595% due 08/25/2035		600	393
5.884% due 07/25/2036		300	120
Credit-Based Asset Servicing & Securitization LLC
5.419% due 03/25/2037		3,473	1,184

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.524% due 03/25/2047		$2,000	$582
Morgan Stanley ABS Capital
0.434% due 11/25/2036		300	91
Olympic CLO Ltd.
0.937% due 05/15/2016		142	141
Penarth Master Issuer PLC
0.935% due 05/18/2015		600	600
Race Point CLO
1.007% due 05/15/2015		163	162
Securitized Asset-Backed Receivables LLC Trust
1.059% due 02/25/2034		886	652
SLM Student Loan Trust
2.350% due 04/15/2039		948	950
Structured Asset Investment Loan Trust
0.654% due 10/25/2035		889	615

Total Asset-Backed Securities (Cost $14,363)			13,155

SOVEREIGN ISSUES 7.3%
Australia Government Bond
4.750% due 06/15/2016	AUD	400	434
5.250% due 03/15/2019		300	341
5.500% due 12/15/2013		1,400	1,495
5.500% due 01/21/2018		1,800	2,051
5.500% due 04/21/2023		1,300	1,526
5.750% due 07/15/2022		900	1,076
Canada Government Bond
2.750% due 09/01/2016	CAD	1,300	1,361
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	350
10.000% due 12/05/2024		8,060	745
Province of Quebec Canada
2.750% due 08/25/2021		$2,000	2,001
Republic of Germany
5.625% due 01/04/2028	EUR	200	369

Total Sovereign Issues (Cost $11,766)			11,749

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS 1.0%
JPMorgan Securities, Inc.
0.060% due 01/03/2012	$400	$400
(Dated 12/30/2011. Collateralized by U.S. Treasury Notes 1.750% due 03/31/2014 valued at $408. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 01/03/2012	1,218	1,218
(Dated 12/30/2011. Collateralized by Federal Home Loan Bank 0.230% due 08/28/2012 valued at $1,245. Repurchase proceeds are $1,218.)

		1,618

U.S. TREASURY BILLS 0.8%
0.039% due 01/19/2012 - 04/05/2012 (c)(g)	1,210	1,210

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 2.4%
	390,490	3,911

Total Short-Term Instruments (Cost $6,738)		6,739

PURCHASED OPTIONS (k) 0.7%
(Cost $1,172)		1,046

Total Investments 113.2% (Cost $182,130)		$181,466

Written Options (l) (0.2%) (Premiums $562)		(291)

Other Assets and Liabilities (Net) (13.0%)		(20,921)

Net Assets 100.0%		$160,254

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $1 have been pledged as collateral for equity options as of December 31, 2011.
(g)	Securities with a market value of $1,210 have been pledged as collateral as of December 31, 2011 for OTC swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $256 and cash of $117 have been pledged as collateral for the following open futures contracts on December 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor March Futures	Long	03/2013	5	$20
U.S. Treasury 5-Year Note March Futures	Short	03/2012	148	(82)
U.S. Treasury 10-Year Note March Futures	Short	03/2012	23	(23)
U.S. Treasury 30-Year Bond March Futures	Short	03/2012	12	(11)

				$(96)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(i)	Centrally cleared swap agreements outstanding on December 31, 2011:

Securities	with an aggregate market value of $2,006 and cash of $306 have been pledged as collateral for centrally cleared swaps as of December 31, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	5,978	$408	$(55)
CDX.IG-16 5-Year Index	(1.000%)	06/20/2016		2,000	14	(6)

					$422	$(61)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.250%	12/21/2014		$10,400	$(134)	$39
Pay	3-Month USD-LIBOR	1.500%	12/21/2015		10,400	208	(31)
Receive	3-Month USD-LIBOR	1.500%	12/21/2016		500	(7)	(6)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016		11,300	(580)	(127)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021		19,000	(2,619)	(538)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021		300	(34)	(10)
Pay	6-Month EUR-EURIBOR	2.000%	09/21/2016	EUR	900	19	10
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017		1,400	21	29

						$(3,126)	$(634)

(j)	OTC swap agreements outstanding on December 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AT&T, Inc.	BOA	(1.000%	)	03/20/2017	0.834%	$	100	$(1)	$(1)	$(0)
AT&T, Inc.	MYC	(1.000%	)	12/20/2016	0.809%		100	(1)	(1)	(0)
Brunswick Corp.	JPM	(1.000%	)	09/20/2016	3.236%		3,000	287	425	(138)
Carnival Corp.	BPS	(1.000%	)	09/20/2016	1.251%		100	1	0	1
Carnival Corp.	GST	(1.000%	)	09/20/2016	1.251%		100	1	1	0
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	1.374%		300	5	(2)	7
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	2.436%		300	18	4	14
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	3.566%	EUR	100	13	9	4
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	3.566%		100	13	7	6
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.181%	$	100	(4)	(2)	(2)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	0.955%		100	(0)	(2)	2
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.562%		100	(2)	(2)	(0)
Home Depot, Inc.	GST	(1.000%	)	12/20/2016	0.586%		100	(2)	(2)	(0)
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.411%		100	(3)	(3)	0
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.355%		100	(3)	(3)	0
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	4.661%	EUR	100	30	10	20
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.321%	$	100	1	(1)	2
Kroger Co.	BOA	(1.000%	)	12/20/2016	0.796%		300	(3)	(1)	(2)
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	1.089%		100	0	(3)	3
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	12/20/2016	1.364%		100	1	1	0
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	1.261%		200	2	3	(1)
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	1.261%		100	2	3	(1)
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	1.095%		100	1	(0)	1
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.713%		100	(1)	(3)	2
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	1.453%		100	2	1	1
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	1.453%		100	2	1	1
Safeway, Inc.	BOA	(1.000%	)	12/20/2016	1.210%		100	1	1	(0)
Safeway, Inc.	BOA	(1.000%	)	12/20/2021	1.569%		100	5	6	(1)
Sweden Government Bond	BOA	(0.250%	)	09/20/2021	0.919%		400	23	7	16
Sweden Government Bond	BPS	(0.250%	)	09/20/2021	0.919%		100	6	2	4
Target Corp.	BOA	(1.000%	)	09/20/2016	0.481%		100	(2)	(2)	(0)
Target Corp.	JPM	(1.000%	)	09/20/2016	0.481%		200	(4)	(4)	(0)
Target Corp.	MYC	(1.000%	)	06/20/2016	0.457%		100	(2)	(2)	(0)
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.474%		100	(3)	(3)	0
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.483%		100	(3)	(3)	(0)
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.752%		100	(2)	(2)	0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	1.398%	$	100	$1	$1	$(0)
Wells Fargo & Co.	BOA	(1.000%	)	12/20/2016	1.419%		100	2	2	(0)
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	1.398%		300	6	4	2
Wells Fargo & Co.	DUB	(1.000%	)	12/20/2016	1.419%		100	2	3	(1)
Wells Fargo & Co.	MYC	(1.000%	)	12/20/2016	1.419%		200	4	5	(1)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.527%		100	2	2	(0)

								$395	$456	$(61)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	CBK	1.000%	12/20/2016	1.450%	$	100	$(2)	$(5)	$3
Indonesia Government International Bond	BRC	1.000%	06/20/2021	2.447%		100	(11)	(6)	(5)
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.447%		100	(11)	(7)	(4)
International Lease Finance Corp.	BOA	5.000%	06/20/2016	6.724%		100	(6)	(6)	0
Mexico Government International Bond	BRC	1.000%	09/20/2021	1.791%		100	(7)	(4)	(3)
Mexico Government International Bond	DUB	1.000%	09/20/2021	1.791%		100	(7)	(4)	(3)
Mexico Government International Bond	GST	1.000%	09/20/2021	1.791%		200	(13)	(8)	(5)

							$(57)	$(40)	$(17)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	BPS	(5.000%	)	12/20/2016		1,960	$133	$292	$(159)
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016	EUR	900	165	123	42
iTraxx Europe 16 Index	MYC	(1.000%	)	12/20/2016		1,400	60	68	(8)
iTraxx Japan16 Index	BOA	(1.000%	)	12/20/2016	JPY	10,000	5	5	0
iTraxx Japan16 Index	BRC	(1.000%	)	12/20/2016		10,000	5	5	0
iTraxx Japan16 Index	FBF	(1.000%	)	12/20/2016		10,000	5	5	0
iTraxx Japan16 Index	GST	(1.000%	)	12/20/2016		10,000	5	5	0

							$378	$503	$(125)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.AAA. 6-1 Index	FBF	0.180%	07/25/2045	$	266	$(37)	$(39)	$2
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		100	(10)	(12)	2

						$(47)	$(51)	$4

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values,

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.130%	09/19/2012	BPS	$	9,500	$0	$0	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.130%	09/19/2012	FBF		9,400	0	0	0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.130%	09/19/2012	GLM		61,900	2	0	2
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	03/21/2014	UAG		6,300	(8)	0	(8)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	BPS		6,300	(8)	0	(8)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	DUB		30,900	(40)	0	(40)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	MYC		37,300	(49)	0	(49)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC	BRL	6,000	6	7	(1)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		3,000	8	9	(1)
Pay	1-Year BRL-CDI	12.550%	01/02/2014	HUS		17,300	333	3	330
Pay	3-Month CAD Bank Bill	3.400%	12/15/2021	RBC	CAD	200	2	0	2
Pay	3-Month CAD Bank Bill	3.400%	12/15/2021	RYL		200	3	0	3
Receive	3-Month CAD Bank Bill	2.480%	12/15/2041	RYL		200	(4)	0	(4)
Receive	3-Month CAD Bank Bill	2.400%	12/15/2041	RBC		200	(3)	0	(3)
Receive	3-Month USD-LIBOR	0.641%	09/19/2012	GLM	$	61,900	15	0	15
Receive	3-Month USD-LIBOR	0.641%	09/19/2012	MYC		18,900	4	(1)	5
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	BPS		6,300	(1)	0	(1)
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	DUB		30,900	(3)	0	(3)
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	MYC		37,300	(4)	0	(4)
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	UAG		6,300	(1)	0	(1)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS		3,000	(406)	(94)	(312)
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	CBK		5,000	(1,184)	(48)	(1,136)
Pay	6-Month AUD Bank Bill	4.750%	12/15/2017	UAG	AUD	1,700	22	12	10
Pay	6-Month AUD-LIBOR	4.750%	12/14/2017	UAG		1,700	22	8	14
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017	BRC	EUR	1,400	21	(9)	30
Receive	6-Month EUR-EURIBOR	3.360%	11/29/2031	RYL		1,400	(192)	0	(192)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF	JPY	40,000	(13)	(5)	(8)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		400,000	(127)	(49)	(78)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041	DUB		10,000	(8)	(6)	(2)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041	FBF		90,000	(68)	(55)	(13)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS	MXN	12,200	49	39	10
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		2,800	12	10	2

							$(1,620)	$(179)	$(1,441)

(k)	Purchased options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	1,700	$96	$57
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	2.870%	06/18/2012		3,200	234	140
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012	EUR	200	12	5
Put - OTC 30-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012		500	24	13

								$366	$215

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-17 5-Year Index	BOA	Buy	92.000%	01/18/2012	$	700	$25	$8
Put - OTC CDX.HY-17 5-Year Index	BOA	Buy	95.000%	01/18/2012		1,100	43	30
Put - OTC CDX.HY-17 5-Year Index	MYC	Buy	95.000%	01/18/2012		400	16	11

							$84	$49

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Cost	Market Value
Put - OTC EUR versus USD	UAG	$		1.280	01/11/2012		EUR	1,000	$7	$6
Call - OTC USD versus CNY	JPM		CNY	6.464	03/12/2012	$		900	2	2
Call - OTC USD versus CNY	UAG			6.678	12/13/2012			200	2	2
Call - OTC USD versus CNY	UAG			6.684	12/13/2012			200	2	1

									$13	$11

Options on Indices
Description	Counterparty	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE SPX Volatility Index	—	$25.000	03/21/2012	$98	$46	$50

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC U.S. Treasury Bonds 3.125% due 11/01/41	FBF	$114.875	06/14/2012	$	2,300	$73	$59

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Cost (6)	Market Value
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	BOA	0.000%	04/03/2012	$	200	$24	$27
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	GLM	0.000%	04/03/2012		1,100	132	146
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	MYC	0.000%	04/03/2012		2,400	283	320
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	MYC	0.000%	06/18/2012		1,300	151	169

						$590	$662

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

(l)	Written options outstanding on December 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012	$	7,700	$79	$(38)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012	EUR	900	14	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012		2,100	26	(10)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.450%	06/18/2012	$	3,600	100	(51)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.450%	06/18/2012		3,600	100	(52)
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	2.100%	06/14/2012	EUR	4,100	70	(61)

								$389	$(216)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	1.150%	01/18/2012	$	5,500	$44	$(26)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	1.300%	01/18/2012		3,500	25	(6)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	2.200%	03/21/2012		5,000	48	(6)
Put - OTC CDX.IG-17 5-Year Index	CBK	Sell	1.500%	03/21/2012		4,900	22	(19)
Put - OTC CDX.IG-17 5-Year Index	GST	Sell	1.500%	03/21/2012		2,400	11	(9)
Put - OTC CDX.IG-17 5-Year Index	MYC	Sell	1.150%	01/18/2012		2,000	16	(9)

							$166	$(75)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	CBK	JPY	74.950	01/13/2012	$	460	$7	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

Transactions in written call and put options for the period ended December 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 05/02/2011	0	$0	AUD	0	EUR	0	$0
Sales	12	67,760		2,200		20,600	972
Closing Buys	(12)	(28,900)		(2,200)		(13,500)	(408)
Expirations	0	0		0		0	0
Exercised	0	(200)		0		0	(2)

Balance at 12/31/2011	0	$38,660	AUD	0	EUR	7,100	$562

(m)	Short sales outstanding on December 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	3.500%	01/01/2042	$1,000	$1,025	$(1,029)
Fannie Mae	4.000%	01/01/2042	10,000	10,373	(10,508)
Fannie Mae	5.000%	01/01/2042	1,000	1,069	(1,080)
U.S. Treasury Notes	1.000%	09/30/2016	2,700	2,727	(2,736)
U.S. Treasury Notes	3.625%	02/15/2021	700	812	(823)

				$16,006	$(16,176)

(7)	Market value includes $17 of interest payable on short sales.

(n)	Foreign currency contracts outstanding on December 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,922	02/2012	CBK	$3	$0	$3
Sell		152	02/2012	CBK	0	(1)	(1)
Sell		12	02/2012	RBC	0	0	0
Sell		12,399	02/2012	WST	0	(435)	(435)
Buy	BRL	649	01/2012	HUS	2	0	2
Sell		649	01/2012	HUS	0	(9)	(9)
Buy		649	01/2012	UAG	0	(14)	(14)
Sell		649	01/2012	UAG	0	(2)	(2)
Sell		649	03/2012	UAG	15	0	15
Sell	CAD	1,376	02/2012	DUB	0	(2)	(2)
Buy	CNY	10,802	02/2012	HUS	16	0	16
Buy		25,808	06/2012	CBK	2	0	2
Buy		6,712	02/2013	HUS	0	(22)	(22)
Sell	EUR	1,842	01/2012	BRC	144	0	144
Buy		107	01/2012	DUB	0	(1)	(1)
Sell		1,707	01/2012	DUB	145	0	145
Sell		3,986	01/2012	FBL	166	0	166
Buy		3,986	01/2012	GST	0	(71)	(71)
Sell		59	01/2012	UAG	3	0	3
Sell		3,986	02/2012	GST	71	0	71
Sell	GBP	612	01/2012	BRC	9	0	9
Sell		2,451	01/2012	GST	29	0	29
Buy		3,063	01/2012	RBC	0	(40)	(40)
Buy		57	02/2012	MSC	0	0	0
Sell		3,063	02/2012	RBC	40	0	40
Buy	HKD	2,473	02/2012	CBK	1	0	1
Buy		1,300	02/2012	FBL	1	0	1
Buy		600	02/2012	UAG	0	0	0
Sell	HUF	27,421	01/2012	BRC	9	0	9
Sell		216,949	01/2012	CBK	76	0	76
Buy	INR	50,986	07/2012	JPM	0	(77)	(77)
Buy	JPY	4,772	01/2012	BRC	1	0	1
Sell		213,990	01/2012	DUB	7	0	7
Sell		120,988	10/2016	DUB	0	(11)	(11)
Buy	KRW	1,302,167	02/2012	CBK	0	(46)	(46)
Sell		281,971	02/2012	CBK	3	0	3
Sell		118,340	02/2012	FBL	0	0	0

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	KRW	123,425	02/2012	GST	$1	$0	$1
Sell		125,496	02/2012	HUS	0	0	0
Sell		651,857	02/2012	UAG	8	0	8
Buy	MXN	4,224	03/2012	HUS	0	(10)	(10)
Buy	MYR	1,907	04/2012	JPM	0	(30)	(30)
Buy	NOK	1,066	01/2012	FBL	0	(6)	(6)
Buy		1,067	01/2012	GST	0	(7)	(7)
Buy		1,066	01/2012	UAG	0	(7)	(7)
Buy	SGD	3	02/2012	JPM	0	0	0
Buy	TWD	9,445	01/2012	BRC	0	(27)	(27)
Buy		22,327	01/2012	CBK	0	(63)	(63)

					$752	$(881)	$(129)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Portfolio’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Investments, at value
Bank Loan Obligations	$0	$6,302	$0	$6,302
Corporate Bonds & Notes
Banking & Finance	0	21,274	0	21,274
Industrials	0	6,850	0	6,850
Utilities	0	1,191	0	1,191
Convertible Bonds & Notes
Industrials	0	1,955	0	1,955
Municipal Bonds & Notes
California	0	4,090	0	4,090
Illinois	0	206	0	206
Massachusetts	0	4,295	0	4,295
New Jersey	0	1,087	0	1,087
U.S. Government Agencies	0	43,466	447	43,913
U.S. Treasury Obligations	0	47,868	0	47,868
Mortgage-Backed Securities	0	8,787	959	9,746
Asset-Backed Securities	0	13,155	0	13,155
Sovereign Issues	0	11,749	0	11,749
Short-Term Instruments
Repurchase Agreements	0	1,618	0	1,618
U.S. Treasury Bills	0	1,210	0	1,210
PIMCO Short-Term Floating NAV Portfolio	3,911	0	0	3,911
Purchased Options
Credit Contracts	0	49	0	49

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 12/31/2011
Equity Contracts	$50	$0	$0	$50
Foreign Exchange Contracts	0	11	0	11
Interest Rate Contracts	0	215	721	936
	$3,961	$175,378	$2,127	$181,466

Short Sales, at value	$0	$(16,176)	$0	$(16,176)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	135	0	135
Foreign Exchange Contracts	0	752	0	752
Interest Rate Contracts	20	481	20	521
	$20	$1,368	$20	$1,408

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(470)	0	(470)
Foreign Exchange Contracts	0	(881)	0	(881)
Interest Rate Contracts	(116)	(2,783)	(9)	(2,908)
	$(116)	$(4,134)	$(9)	$(4,259)

Totals	$3,865	$156,436	$2,138	$162,439

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2011:

Category and Subcategory (3)	Beginning Balance at 05/02/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 (9)
Investments, at value
U.S. Government Agencies	$0	$449	$0	$0	$0	$(2)	$0	$0	$447	$(2)
Mortgage-Backed Securities	0	1,039	(65)	2	9	(26)	0	0	959	(26)
Purchased Options
Interest Rate Contracts	0	662	0	0	0	59	0	0	721	59

	0	2,150	(65)	2	9	31	0	0	2,127	31

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$0	$0	$0	$0	$20	$0	$0	$20	$20

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)

Totals	$0	$2,150	$(65)	$2	$9	$42	$0	$0	$2,138	$42

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended December 31, 2011.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2011

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$49	$50	$11	$936	$1,046
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	3	3
Unrealized appreciation on foreign currency contracts	0	0	0	752	0	752
Unrealized appreciation on OTC swap agreements	0	135	0	0	423	558

	$0	$184	$50	$763	$1,362	$2,359

Liabilities:
Written options outstanding	$0	$75	$0	$0	$216	$291
Variation margin payable on financial derivative instruments (2)	0	3	0	0	92	95
Unrealized depreciation on foreign currency contracts	0	0	0	881	0	881
Unrealized depreciation on OTC swap agreements	0	334	0	0	1,864	2,198

	$0	$412	$0	$881	$2,172	$3,465

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(198)	$4	$6	$(22)	$(210)
Net realized gain (loss) on futures contracts, written options and swaps	0	(14)	933	2	(2,800)	(1,879)
Net realized gain on foreign currency transactions	0	0	0	446	0	446

	$0	$(212)	$937	$454	$(2,822)	$(1,643)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(35)	$4	$(2)	$(93)	$(126)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(169)	0	6	(1,997)	(2,160)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(129)	0	(129)

	$0	$(204)	$4	$(125)	$(2,090)	$(2,415)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(96) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(695) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	DECEMBER 31, 2011	ANNUAL REPORT	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

December 31, 2011

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$56	$0	$56
BPS	133	(240)	(107)
BRC	96	0	96
CBK	(1,187)	1,210	23
DUB	110	0	110
FBF	(80)	0	(80)
FBL	161	0	161
GLM	50	0	50
GST	7	0	7
HUS	(47)	0	(47)
JPM	178	(160)	18
MSC	0	0	0
MYC	696	(855)	(159)
RBC	(1)	0	(1)
RYL	(180)	0	(180)
SOG	13	0	13
UAG	55	0	55
WST	(435)	0	(435)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2011

1.  ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Portfolio may incur additional borrowing expenses (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

DECEMBER 31, 2011	ANNUAL REPORT	21

Notes to Financial Statements (Cont.)

U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the

U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange are valued by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and LIBOR forward rate. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolio’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2011, the Portfolio had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic

DECEMBER 31, 2011	ANNUAL REPORT	23

Notes to Financial Statements (Cont.)

and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(h) When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

24	PIMCO VARIABLE INSURANCE TRUST

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instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. The Portfolio may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate payer.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Securities  The Portfolio may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. The Portfolio may write or purchase options for income purposes or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle profits when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2011 for which the Portfolio is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

DECEMBER 31, 2011	ANNUAL REPORT	27

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $4,000 and each other committee chair will receive an additional annual retainer of $500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2011, the remaining recoverable amount to PIMCO was $33,254.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2011, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$3,011	$6,584

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PIMCO Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended December 31, 2011 (amounts in thousands):

Market Value 05/02/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)		Change in Unrealized Appreciation	Market Value 12/31/2011	Dividend Income
$0	$78,228	$(74,300)		$(18)	$1	$3,911	$28

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that has not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$429,104	$336,860	$118,626	$34,055

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2011

11.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 05/02/2011 to 12/31/2011
	Shares	Amount

Receipts for shares sold
Administrative Class	16,940	$168,576

Issued as reinvestment of distributions
Administrative Class	122	1,200

Cost of shares redeemed
Administrative Class	(727)	(7,173)
Net increase resulting from Portfolio share transactions	16,335	$162,603

As of December 31, 2011, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio.

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2011, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post-October Deferral (3)		Qualified Late-Year Loss Deferral
$1,673	$—	$(3,049)	$(921)	$—		$(52)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2011 through December 31, 2011, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2011, the Portfolio had no accumulated capital losses.

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2011, the Portfolio had no post-effective capital losses.

As of December 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$182,234	$3,568	$(4,337)	$(769)

(4)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, convertible preferred debt instruments, and passive foreign investment companies.

For the fiscal year ended December 31, 2011, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2011	$1,192	$—	$—

(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

DECEMBER 31, 2011	ANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the Administrative Class for the period May 2, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2012

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NOK	Norwegian Krone
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	TWD	Taiwanese Dollar
EUR	Euro	KRW	South Korean Won	USD	United States Dollar
GBP	British Pound	MXN	Mexican Peso

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

DECEMBER 31, 2011	ANNUAL REPORT	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2011:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director and member of Executive Committee, PIMCO.	156	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC; Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to present	Private Investor.	156	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly, Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc; Formerly, Director, Remedy Temp (staffing).

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	150	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to present	Private Investor.	150	Trustee, PIMCO Funds and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

DECEMBER 31, 2011	ANNUAL REPORT	33

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to present	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO; and Associate, Dechert LLP.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President and Specialist, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

DECEMBER 31, 2011	ANNUAL REPORT	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2012.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreements are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

B.	Review Process

In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and Asset Allocation Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting obligations; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of the date of the meeting. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreements are likely to benefit the Portfolios and their shareholders.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3.	Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ one-, three-, five- and ten-year performance, as available, for the periods ended May 31, 2011 and other performance data, as available, for the periods ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, and ten-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”). The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 15-16, 2011 meeting.

The Board noted that, for periods ending May 31, 2011, the Administrative Class of 71%, 92% and 92% of the Portfolios outperformed their Lipper category median in the one-year, three-year and five-year periods. The Board considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 92% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2011 (based on the performance of the Administrative Class). The Board also noted that ten of 12 Portfolios, representing 94% of the total assets of the Trust, had outperformed their respective benchmark index over the five-year period ending May 31, 2011. The Board discussed actions that have been taken by PIMCO to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $18.5 billion as of June 30, 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expenses of their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were the same or lower than PIMCO separate account fees in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and

DECEMBER 31, 2011	ANNUAL REPORT	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation
Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board noted that the total expenses for the Administrative Class shares of most of the Portfolios falls below the median total expense of their respective Lipper Expense Group. The Board discussed with PIMCO those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease over time.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been “built” on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively, had been reduced for some Portfolios over time, had been held steady for most Portfolios as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Portfolios’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements and the Asset Allocation Agreements. The Board concluded that the Agreements and the Asset Allocation Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT75AR_123111

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to reflect a change in the principal underwriter of the series of the Registrant. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a)	Fiscal Year Ended	Audit Fees
		December 31, 2011	$539,031
		December 31, 2010	$481,515

	(b)	Fiscal Year Ended	Audit-Related Fees(1)
		December 31, 2011	$4,500
		December 31, 2010	$4,500

	(c)	Fiscal Year Ended	Tax Fees(2)
		December 31, 2011	$—
		December 31, 2010	$—

	(d)	Fiscal Year Ended	All Other Fees (3)
		December 31, 2011	$—
		December 31, 2010	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2011	December 31, 2010
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC (“PIMCO”)	$4,226,779	$2,214,446
	Allianz Global Investors Fund Management LLC	$632,815	$851,470
	Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.)	$3,134,831	$2,945,767

	Totals	$7,998,925	$6,016,183

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; Ronald C. Parker; William J. Popejoy

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	March 1, 2012

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	February 27, 2012